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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 6/30/12

Item 1 — Reports to Shareholders

ANNUAL REPORT
June 30, 2012

Janus Alternative Fund

Janus Real Return Allocation Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

SUMMARY

Global economic growth has been lackluster over the past 12 months, while Europe’s ongoing debt problems have been a continuing source of anxiety. As uncertainty grew, equity volatility increased and fixed income investors embraced the safety of U.S. Treasury securities despite record-low yields. Although this makes for a challenging investing environment, we believe that individual security selection is key to mitigating downside risk and navigating through volatile markets.

EQUITIES: VOLATILITY BEGETS OPPORTUNITY

Despite current macroeconomic uncertainty, we have strong convictions about the long-term potential of equities, especially for companies with long duration growth potential in their cash flows and earnings. Free-cash-flow yields on many growth companies are currently between 7% and 10%, while 10-year U.S. Treasury yields hover around 1.6% (to put this in perspective, keep in mind that the difference between free-cash-flow yields and 10-year Treasury securities averages 4% on a historical basis). This wider spread implies a substantial risk premium for stocks right now, and we believe it offers an attractive entry point for investment. Many companies are making good use of their free cash flow by hiking dividends, repurchasing stock or making strategic acquisitions that consolidate their position within their industries. Stocks also provide the potential for future growth, as well-positioned companies can increase revenues and cash flows, then deploy that capital in positive ways. In today’s low-yield environment, this makes a compelling case for equity investment.

Going forward, we believe the foundation for modest U.S. economic growth is on track. The uncertainty over Europe has delayed capital spending plans for many businesses, and that does rob businesses of some future growth. However, the last four years have also taught management teams to deal with uncertainty. Europe has at least been an uncertainty companies were aware of for the past three years. Investors also have been aware, and in many cases slower future growth in Europe already is reflected in stock prices. While companies do not know the exact outcomes for the region, they expect weakness and are not hinging their business plans on a stronger Europe. Instead, successful companies are focusing on innovative strategies that should allow them to take market share or expand their addressable market, positioning them to significantly grow revenues despite the slow-growth global economy that we’re facing.

FIXED INCOME: SHELTER FROM THE STORM

From a fixed income investment standpoint, a key objective in the first half of 2012 was to position our portfolios for greater market volatility. Credit markets enjoyed a strong rally in the first quarter of this year and fourth quarter of 2011, and we correctly assumed that this would be followed by some level of pullback as investors paused to consider where to go next. We also remain moderately concerned about the declining liquidity in corporate credit markets, as changing banking regulations have encouraged dealer banks to reduce credit inventory and step back from their traditional market-maker role; this reduced liquidity can lead to price gaps in volatile markets.

Given those factors, we focused on reducing credit in many of our fixed-income portfolios, particularly higher-beta and less-liquid credits. It’s important to note that we remain bullish on corporate credit in general, and are still overweight to credit compared with portfolio benchmarks. Collectively, we believe that credit offers the best risk-reward opportunities in the market today. Our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets, putting their businesses in a more stable position. However, we are cognizant of the credit market’s correlation to the equity market, and would consider further reducing our credit weighting if we became concerned about the direction of equities.

OUTLOOK: SEEKING CLARITY AND BALANCE

It’s likely that the markets will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy and the direction of the economy. Until we see

Janus Alternative Fund | 1

(Continued) (unaudited)

significant deleveraging of financial institutions and restructuring of economies of developed nations, it’s likely that we will continue to struggle from a macroeconomic standpoint.

However, we still believe that the U.S. economy is resilient and that our culture of dynamic capitalism and creative disruption will stand us in good stead relative to other regions of the world. The key is to maintain balance until the tumult subsides, choosing securities carefully and mitigating downside risks. We believe this strategy will deliver the best results over the long term.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | JUNE 30, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Janus Alternative Fund | 3

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Fund’s prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2012

Janus Real Return Allocation Fund (unaudited)

Fund Snapshot
We believe that strategically allocating among diversified asset classes that exhibit positive correlations to inflation can protect against the loss of purchasing power and wealth destruction caused by higher inflation. We allocate among six actively managed strategies to seek higher returns than core U.S. inflation.
John Brynjolfsson co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2012, Janus Real Return Allocation Fund’s Class I Shares returned -2.86%. This compares to a return of 11.66% for its benchmark, the Barclays U.S. TIPS Index.

INVESTMENT ENVIRONMENT

The period began with mounting concerns that the U.S. economy was at greater risk of faltering into a double-dip recession, given below-expectation GDP growth, manufacturing slowdowns and persistently bleak employment, housing and consumer spending figures. Worries about high government debt levels, both domestically and in Europe, only heightened this negative market sentiment. In addition, the bitter Washington politics that played out during the U.S. debt ceiling debate in late July/early August compounded investor dismay. The subsequent U.S. credit rating downgrade by Standard & Poor’s ironically sparked a near stampede into U.S. Treasuries, as investors scrambled for a market safe haven and confirmed that U.S. debt remained the investment of choice during uncertain times. After the U.S. budget debacle, all eyes were swiftly back on Europe, as the financial contagion in the so-called PIIGS (Portugal, Italy, Ireland, Greece, Spain) countries threatened to spiral out of control.

During the fourth quarter of 2011, global markets held out hope for conferences that the European Union and the European Central Bank (“ECB”) held to address the region’s sovereign debt crisis. Invariably, these led to grand announcements with little substance behind them other than the ECB’s latest liquidity offer to banks called the Long Term Refinancing Operation (LTRO), which provided banks three-year loans at a discount. In Asia, China began to reverse its tightening policies, which were implemented last year to cool its overheating economy particularly in the real estate sector. Meanwhile, the U.S. economy surprised with stronger-than-expected growth, some of which we felt was temporary in nature.

The first quarter of 2012 was mostly characterized by a continuation of a risk-on rally based on extremely easy monetary policy and liquidity provided by the Federal Reserve (Fed) as well as other central banks around the world. Improved U.S. economic growth data relative to expectations also boosted investor sentiment. Risk assets moved progressively higher until mid-March when there was a growing realization that the LTRO was only a temporary solution, not a fix to Europe’s fiscal situation and sovereign debt issues. It was also in mid-March that concerns emerged that the Fed might not renew “Operation Twist,” which was scheduled to expire in June.

Confidence continued to retrench during the second quarter 2012 due to an apparent faltering of the global economic recovery. The selling pressure was most dramatic in May, when generalized risk-off conditions led most risk assets to decline, exhibiting relatively high levels of correlation. Central banks around the world and other policy makers responded to the slowing conditions by adopting more accommodative policies; however, those had limited impact on the markets since market participants had become increasingly skeptical of those efforts. In Europe, the restructuring of Greece’s debt, which occurred in March, only resulted in a temporary respite for the region’s sovereign debt crisis because this did not change the dour dynamics that the eurozone continues to face. Slowing economic growth was also evident in Asia. China, which had previously exhibited strong growth in prior years, responded to last year’s tightening policies by decelerating this year. Investors now have serious concerns that China may overshoot to the downside.

PERFORMANCE DISCUSSION

The Fund is structured to seek a significant amount of inflation protection, which generally involves hedging (an investment made to reduce the risk of adverse price movements in a security) the interest rate risk within the Fund. It is designed to profit from a rising rate environment as would be the case when inflation is rising. Therefore, the falling interest rate environment during the

Janus Alternative Fund | 5

Janus Real Return Allocation Fund (unaudited)

12-month period acted as a significant headwind to our returns. The Fund’s exposure to risk assets, namely emerging market equities and debt also weighed on our absolute performance. Additionally, commodities performed poorly during the period. Contributors to absolute performance included our holdings in global inflation-linked bonds, global real estate and short duration credit.

During the period, the sleeve weightings changed modestly with global inflation-linked bonds declining from 53% at the beginning of the period to approximately 47% at period end. Our short duration credit sleeve also dipped from 11% to 9% and commodities from 11% to 7%. Global real estate increased from 11% to 13%, while emerging market equities moved from 11% to 12% and emerging debt from 2.4% to 5%. The balance of the Fund includes cash and interest rate swaps (a financial derivative instrument in which two parties agree to exchange interest rate cash flows, based on a specified notional amount from a fixed to a floating rate).

Our global inflation-linked bond sleeve underperformed the Barclays U.S. TIPS Index by being defensively positioned for a potential rise in rates early in the period. We subsequently changed the sleeve’s position to reflect our neutral view on break-even rates between TIPS and nominal Treasuries, which fell along with interest rates and real yields. Our hedged TIPS positions detracted from performance. We will continue to actively trade the sleeve’s duration. Based on our macroeconomic view of additional monetary actions and continued economic slowing, the slight to very low yields on intermediate Treasuries may decline further over the short term. However, we are also aware that yields appear to be approaching a nadir and that on a long-term basis Treasury yields are expected to move higher.

The emerging markets equity sleeve also underperformed its benchmark, the MSCI Emerging Markets Index, due largely to our holdings in materials, consumer discretionary and energy as well as our overweight in energy. On a country basis, our holdings in India and Brazil were the largest detractors. We think we’ve seen the worst of the growth decelerations in emerging markets. Brazil, China and India are all involved in monetary policy easing, which are targeted at improving domestic consumption.

In global real estate, our sleeve slightly underperformed its benchmark, the FTSE EPRA/NAREIT Global Index. Our holdings in diversified real estate activity, retail real estate investment trusts (REITs), and real estate services were the largest relative detractors, while our holdings in office REITs, diversified REITs and mortgage REITs were the most significant contributors. On a country basis, our holdings in China, Canada and India were the largest relative detractors, while our underweight in France, overweight in the U.S. and holdings in Mexico contributed. We continue to appreciate the defensive qualities of the sector — long-term leases, transparent cash flows, conservative leverage, inflation hedging — and it’s apparent, at least to us, that listed commercial real estate companies, especially those that own strategic assets in key gateway cities, are increasingly taking on a safe-haven status. And we believe that the sector has a good offense as well, which is why we remain long-term bulls, convinced that factors ranging from demographic trends and investment objectives to growth prospects and an ongoing favorable supply-demand equation in many markets will over time generate solid returns for what is rapidly becoming a more mature and innovative asset class.

Our short-duration credit sleeve outperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index led by our holdings in non-captive diversified financials, REITs and food/beverage companies. Detractors were led by our holdings in metals, property and casualty insurance and wireless telecommunications. Collectively, we continue to believe that short-term credit offers compelling risk-reward opportunities. In general, credit profiles are intact and most companies have adequate cash on the balance sheet to pay off their debt; if not, they have access to capital markets under most market scenarios. Corporate debt issuance is expected to be low going forward, as management teams are reluctant to take on more borrowing. Meanwhile, investors will continue to scramble for yield as long as U.S. Treasury rates remain at record lows, further driving demand for higher-yielding debt.

In commodities, our sleeve outperformed the DJ-UBS Commodity Index. Our short position in crude oil was the primary contributor to relative performance. The supply/demand dynamics continued to favor lower oil prices. Nonconventional production in both Canada and the U.S. and the re-starting of production in countries like Libya were somewhat offset by production declines in Syria and Iran. Meanwhile, economic slowdowns in China and Europe and potentially in the U.S. indicate to us dramatically lower demand. Towards the end of the period, renewed expectation of future monetary accommodation, and some reheating of Mideast tensions, helped prices rebound somewhat across the energy complex, and commodities more broadly.

Finally, our emerging market debt sleeve underperformed its benchmark, the JPM EMBI Global Index. The sleeve

6 | JUNE 30, 2012

(unaudited)

underperformed due to security selection and a risk management decision we made to reduce our holdings prior to the JPM EMBI Global Index recording a small rally in June.

DERIVATIVES

The Fund held futures, swaps, options and forward currency contracts, which in aggregate detracted from performance. We used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In an effort to capitalize on the volatility in the certain sectors, we periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We feel the global economic slowdown is cascading somewhat. Although markets have partially reflected the weakness observed, there is a sense that they are still behind the curve as are policy makers. We think things will get worse before they get better. The slowdown in China in addition to being self-deflating is also suffering from the problems in Europe, where disagreements between the financially stronger or core countries and the weaker or peripheral countries are continuing to hamper any comprehensive resolution to their difficulties. In the U.S., we expect gridlock in Washington D.C. will continue and markets will not wait until the November election to pull back on taking risks. Similarly, we think businesses will delay investment plans and initiatives until there is better clarity, which in turn is likely to impact the labor, real estate, banking and financial markets. As a result, we made some minor adjustments to our positioning to acknowledge the more difficult environment.

Thank you for investing in Janus Real Return Allocation Fund.

Janus Alternative Fund | 7

Janus Real Return Allocation Fund (unaudited)

Janus Real Return Allocation Fund At A Glance

5 Top Performers – Holdings

Contribution

S&P 500 E-Mini Index — Put expired October 2011 exercise price $1,150.00	1.51%
S&P 500 E-Mini Index — Put expired August 2011 exercise price $1,225.00	0.77%
Sun Art Retail Group, Ltd.	0.23%
Samsung Electronics Co., Ltd.	0.21%
Coresite Realty Corp.	0.21%

5 Bottom Performers – Holdings

Contribution

OGX Petroleo e Gas Participacoes S.A. (ADR)	–0.41%
OTC EUR versus USD — Put expired December 2011 exercise price $1,300.00	–0.40%
Petroleo Brasileiro S.A. (ADR)	–0.39%
Ivanhoe Mines, Ltd. (U.S. Shares)	–0.31%
Niko Resources, Ltd.	–0.28%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)

Financials	46.43%	59.14%
Options**	2.51%	–0.03%
Telecommunication Services	2.29%	3.08%
Consumer Staples	1.99%	0.85%
Real Estate	1.66%	1.21%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)

Energy	–13.72%	5.84%
Industrials	–3.52%	4.84%
Materials	–1.84%	5.18%
Preferred Stock**	–0.59%	0.00%
Other**	–0.30%	0.55%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

8 | JUNE 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Petroleo Brasileiro S.A. (ADR) Oil Companies — Integrated	0.5%
Hang Lung Properties, Ltd. Real Estate Operating/Development	0.4%
CapitaLand, Ltd. Real Estate Operating/Development	0.4%
Brookfield Asset Management, Inc. — Class A Real Estate Operating/Development	0.4%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor Components/Integrated Circuits	0.4%

2.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 9.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

Janus Alternative Fund | 9

Janus Real Return Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012			Expense Ratios – per the October 28, 2011 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Real Return Allocation Fund — Class A Shares

NAV	–3.09%	–3.16%	2.17%	1.27%

MOP	–8.69%	–8.09%

Janus Real Return Allocation Fund — Class C Shares

NAV	–3.80%	–3.87%	2.94%	2.02%

CDSC	–4.76%	–4.71%

Janus Real Return Allocation Fund — Class D Shares(1)	–3.02%	–3.10%	1.98%	1.15%

Janus Real Return Allocation Fund — Class I Shares	–2.86%	–2.95%	1.83%	1.02%

Janus Real Return Allocation Fund — Class S Shares	–3.33%	–3.37%	2.31%	1.52%

Janus Real Return Allocation Fund — Class T Shares	–3.09%	–3.16%	2.06%	1.27%

Barclays U.S. TIPS Index	11.66%	13.17%

Lipper Quartile – Class I Shares	3rd	3rd

Lipper Ranking – based on total return for Flexible Portfolio Funds	120/178	119/177

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

10 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.
The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

The Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Inflation-linked bonds typically have lower yields than conventional fixed-rate bonds due to their inflation adjustment feature and normally decline in price when interest rates rise.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date — May 13, 2011
(1)	Closed to new investors.

Janus Alternative Fund | 11

Janus Real Return Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12- 6/30/12)†

Actual	$1,000.00	$1,014.90	$6.26

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,011.70	$10.00

Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	$10.02

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,015.90	$5.16

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,015.90	$5.01

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,014.90	$6.91

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.92

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,014.90	$5.71

Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.72

†	Expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 2.00% for Class C Shares, 1.03% for Class D Shares, 1.00% for Class I Shares, 1.38% for Class S Shares and 1.14% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

12 | JUNE 30, 2012

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 23.0%
Apparel Manufacturers – 0.2%
42,000	China Lilang, Ltd.	$28,990
72,000	Sitoy Group Holdings, Ltd.*	32,223
		61,213
Automotive – Truck Parts and Equipment – Original – 0.3%
237	Hyundai Mobis	57,372
408	Mando Corp.	60,772
		118,144
Automotive – Cars and Light Trucks – 0.1%
4,000	Isuzu Motors, Ltd.	21,385
22,070	Yulon Motor Co., Ltd.	39,254
		60,639
Building and Construction – Miscellaneous – 0%
500	Multiplan Empreendimentos Imobiliarios S.A.	12,238
Building – Residential and Commercial – 0.3%
800	Hajime Construction Co., Ltd.	23,178
22,100	MRV Engenharia e Participacoes S.A.	102,330
		125,508
Casino Hotels – 0.3%
5,339	Crown, Ltd.	46,637
14,600	Genting Berhad	44,050
1,220	Kangwon Land, Inc.	25,992
		116,679
Cellular Telecommunications – 0.4%
3,705	America Movil S.A.B. de C.V.-Series L (ADR)	96,552
6,500	China Mobile, Ltd.	71,439
		167,991
Coal – 0.1%
9,500	China Shenhua Energy Co., Ltd.	33,564
18,000	Sakari Resources, Ltd.	19,759
		53,323
Commercial Banks – 1.7%
8,390	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	59,317
4,100	Banco do Brasil S.A.	39,867
8,230	Banco do Brasil S.A. (ADR)	80,736
210,000	Bank of China, Ltd.	80,355
16,272	First Gulf Bank PJSC	35,527
2,160	ICICI Bank, Ltd. (ADR)	70,006
5,030	Itau Unibanco Holding S.A. (ADR)	70,018
12,596	Sberbank of Russia (ADR)	136,610
1,491	State Bank of India	58,201
2,323	The Commercial Bank of Qatar QSC	43,606
		674,243
Computers – 0%
2,000	Asustek Computer, Inc.	18,500
Consumer Products – Miscellaneous – 0.1%
28,500	Samsonite International S.A.	48,247
Distribution/Wholesale – 0.1%
10,110	Adani Enterprises, Ltd.	40,654
Diversified Financial Services – 0.1%
1,438	Shinhan Financial Group Co., Ltd.	50,049
Diversified Minerals – 0.1%
228	Anglo American PLC	7,616
4,500	Verde Potash PLC*	17,768
		25,384
Diversified Operations – 0.1%
8,000	Wharf Holdings, Ltd.	44,477
Diversified Operations – Commercial Services – 0.3%
150,400	Alliance Global Group, Inc.	41,620
28,900	John Keells Holdings PLC	39,362
41,000	Melco International Development, Ltd.	33,045
1,296	Orascom Development Holding A.G.*	20,613
		134,640
E-Commerce/Services – 0.1%
1,545	Ctrip.com International, Ltd. (ADR)*	25,894
Electric – Distribution – 0.2%
44,278	Spark Infrastructure Group (144A)	69,224
Electric – Generation – 0%
41,326	Indiabulls Infrastructure and Power, Ltd.* ,B,oo	1,577
Electronic Components – Semiconductors – 0.4%
146	Samsung Electronics Co., Ltd.	154,793
Electronic Measuring Instruments – 0.1%
18,000	Chroma ATE, Inc.	40,969
Electronic Parts Distributors – 0.2%
49,070	WPG Holdings, Ltd.	57,877
14,000	WT Microelectronics Co., Ltd.	18,954
		76,831
Food – Baking – 0.1%
56,500	Nippon Indosari Corpindo Tbk PT	24,859
Food – Miscellaneous/Diversified – 0.1%
26,150	Universal Robina Corp.	39,351
Food – Retail – 0.1%
1,793	X5 Retail Group N.V. (GDR)*	41,084
Food – Wholesale/Distribution – 0.1%
33,863	Olam International, Ltd.	49,278
Forestry – 0%
1,100	Sino-Forest Corp.*,B,oo	0
Hotels and Motels – 0.6%
5,645	7 Days Group Holdings, Ltd. (ADR)*	59,611
34,000	Overseas Union Enterprise, Ltd.	57,713
28,000	Shangri-La Asia, Ltd.	53,701
1,947	Whitbread PLC	62,131
		233,156
Industrial Automation and Robotics – 0.1%
300	Fanuc Corp.	49,289
Insurance Brokers – 0.1%
7,755	CNinsure, Inc. (ADR)*	53,044
Internet Content – Entertainment – 0.1%
1,060	Youku, Inc. (ADR)*	22,981
Medical – Generic Drugs – 0.2%
4,845	Pharmstandard OJSC (GDR)*	69,119
Medical – Hospitals – 0.1%
8,936	NMC Health PLC*	26,760
Metal – Copper – 0.1%
9,482	Copper Mountain Mining Corp.*	31,107

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 13

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Metal – Diversified – 0.2%
9,840	Ivanhoe Mines, Ltd. (U.S. Shares)*	$97,037
Metal – Iron – 0.9%
8,239	Fortescue Metals Group, Ltd.	42,107
54,715	Gindalbie Metals, Ltd.*	25,048
640	Kumba Iron Ore, Ltd.	43,173
16,828	London Mining PLC*	51,812
1,398	Rio Tinto PLC	66,768
56,032	Sundance Resources, Ltd.*	19,047
6,425	Vale S.A. (ADR)	127,536
		375,491
Oil Companies – Exploration and Production – 0.7%
144,280	Aminex PLC*	9,665
24,400	CGX Energy, Inc.*	11,743
7,590	Chariot Oil & Gas, Ltd.*	12,212
2,335	Cobalt International Energy, Inc.*	54,873
1,400	HRT Participacoes em Petroleo S.A.*	4,363
9,672	Karoon Gas Australia, Ltd.*	40,599
2,340	Kosmos Energy, Ltd.*	25,857
1,125	Niko Resources, Ltd.	14,829
34,751	OGX Petroleo e Gas Participacoes S.A. (ADR)*	94,175
1,883	Ophir Energy PLC*	17,125
		285,441
Oil Companies – Integrated – 0.6%
1,628	Pacific Rubiales Energy Corp.	34,476
11,150	Petroleo Brasileiro S.A. (ADR)**	209,285
		243,761
Property and Casualty Insurance – 0.2%
348	Samsung Fire & Marine Insurance Co., Ltd.	68,903
Property Trust – 0.1%
1,010	Sovran Self Storage, Inc.	50,591
Real Estate Management/Services – 1.7%
49,600	AIMS AMP Capital Industrial REIT	47,145
22,547	Atrium European Real Estate, Ltd.	105,915
3,800	BR Malls Participacoes S.A.	43,515
611	Castellum A.B.	7,403
1,440	CBRE Group, Inc.*	23,558
3,251	First Capital Realty, Inc.	58,595
5,115	Gazit-Globe, Ltd.	50,178
625	Jones Lang LaSalle, Inc.	43,981
8,454	Kennedy-Wilson Holdings, Inc.	118,441
3,300	LPS Brasil Consultoria de Imoveis S.A.	55,041
5,000	Mitsubishi Estate Co., Ltd.	89,696
14,491	Songbird Estates PLC*	25,002
		668,470
Real Estate Operating/Development – 3.6%
8,400	BR Properties S.A.	99,119
4,860	Brookfield Asset Management, Inc. – Class A	160,866
75,000	CapitaLand, Ltd.	161,904
9,400	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	112,323
31,216	Emaar Properties PJSC	24,054
2,900	First Juken Co., Ltd.	26,501
463	GAGFAH S.A.*	4,418
32,070	Global Logistic Properties, Ltd.*	53,426
50,000	Hang Lung Properties, Ltd.	170,202
17,500	Hopewell Holdings, Ltd.	50,062
6,101	Hysan Development Co., Ltd.	23,206
72,789	Indiabulls Real Estate, Ltd.	80,606
3,000	Mitsui Fudosan Co., Ltd.	58,196
45,700	PDG Realty S.A. Empreendimentos e Participacoes	79,864
7,155	PDG Realty S.A. Empreendimentos e Participacoes (ADR)	24,685
13,300	Phoenix Mills, Ltd.	42,673
8,000	Shanghai Industrial Holdings, Ltd.	21,243
137,000	Shui On Land, Ltd.	55,965
222,250	Shun Tak Holdings, Ltd.	77,253
96,789	Sorouh Real Estate Co.	27,501
3,190	St. Joe Co.*	50,434
4,000	Sun Hung Kai Properties, Ltd.	47,465
		1,451,966
REIT – Apartments – 0.3%
4,505	Associated Estates Realty Corp.	67,350
1,770	Education Realty Trust, Inc.	19,612
2,010	UDR, Inc.	51,938
		138,900
REIT – Diversified – 2.3%
4,036	American Assets Trust, Inc.	97,873
26,680	Charter Hall Group	62,322
3,090	Coresite Realty Corp.	79,784
880	Digital Realty Trust, Inc.	66,061
2,520	DuPont Fabros Technology, Inc.	71,971
1,220	Entertainment Properties Trust	50,154
50,700	Fibra Uno Administracion S.A. de C.V.	104,367
4,737	Land Securities Group PLC	54,936
14,059	Lexington Realty Trust	119,080
109,000	Mapletree Logistics Trust	84,600
2,300	Morguard Real Estate Investment Trust	38,405
7,079	Segro PLC	24,131
1,821	Shaftesbury PLC	14,723
348	Unibail-Rodamco S.E.	64,205
805	Winthrop Realty Trust	9,789
		942,401
REIT – Health Care – 0.5%
1,240	Health Care, Inc.	72,292
848	LTC Properties, Inc.	30,765
1,524	Ventas, Inc.	96,195
		199,252
REIT – Hotels – 0.5%
28,000	Ascott Residence Trust	24,064
7,085	Chatham Lodging Trust	101,173
3,135	Pebblebrook Hotel Trust	73,077
		198,314
REIT – Mortgage – 0.4%
6,335	Colony Financial, Inc.	109,596
5,165	CYS Investments, Inc.	71,122
		180,718
REIT – Office Property – 0.5%
1,505	Alexandria Real Estate Equities, Inc.	109,444
8,273	Great Portland Estates PLC	51,206
3,707	Parkway Properties, Inc.	42,408
1	Tokyu, Inc.	4,912
		207,970

See Notes to Consolidated Schedule of Investments and Financial Statements.

14 | JUNE 30, 2012

Consolidated Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

REIT – Regional Malls – 0.6%
2,246	Macerich Co.	$132,626
732	Simon Property Group, Inc.	113,943
		246,569
REIT – Shopping Centers – 0.8%
2,715	Acadia Realty Trust	62,934
4,145	DDR Corp.	60,683
12,275	Kite Realty Group Trust	61,252
12,166	Westfield Group	118,529
		303,398
REIT – Warehouse/Industrial – 0.4%
3,106	Prologis, Inc.	103,212
4,945	STAG Industrial, Inc.	72,098
		175,310
Resorts and Theme Parks – 0.2%
1,265	Vail Resorts, Inc.	63,351
Retail – Apparel and Shoe – 0.1%
49,000	Anta Sports Products, Ltd.	29,872
Retail – Automobile – 0%
21,500	Baoxin Auto Group, Ltd.*	12,402
Retail – Major Department Stores – 0.1%
425	Hyundai Department Store Co., Ltd.	53,111
Retail – Restaurants – 0.1%
2,150	Arcos Dorados Holdings, Inc.	31,777
Retirement/Aged Care – 0.1%
2,779	Capital Senior Living Corp.*	29,457
Rubber/Plastic Products – 0.1%
8,287	Jain Irrigation Systems, Ltd.	12,444
28,426	Jain Irrigation Systems, Ltd. (EDR)	21,263
		33,707
Schools – 0.1%
2,000	Anhanguera Educacional Participacoes S.A.	25,492
Semiconductor Components/Integrated Circuits – 0.5%
51,000	Advanced Semiconductor Engineering, Inc.	41,592
11,130	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*	155,375
		196,967
Shipbuilding – 0.1%
20,758	Pipavav Defence & Offshore Engineering Co., Ltd.*	31,284
Telecommunication Services – 0.3%
565	China Telecom Corp., Ltd. (ADR)	24,871
124,000	Tower Bersama Infrastructure Tbk PT*	43,466
8,265	VimpelCom, Ltd. (ADR)	67,029
		135,366
Transportation – Services – 0%
220	Alexander & Baldwin Holdings, Inc.	11,715
Wireless Equipment – 0.1%
495	Crown Castle International Corp.*	29,037

Total Common Stock (cost $9,764,213)		9,279,275

Corporate Bonds – 8.7%
Aerospace and Defense – Equipment – 0.1%
$13,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	13,328
8,000	United Technologies Corp. 1.2000%, 6/1/15	8,093
37,000	United Technologies Corp. 1.8000%, 6/1/17	37,786
		59,207
Agricultural Operations – 0.4%
150,000	Ceagro Agricola, Ltd. 10.7500%, 5/16/16 (144A)	142,687
Airlines – 0.1%
30,000	Southwest Airlines Co. 5.2500%, 10/1/14	32,470
Brewery – 0.2%
65,000	Anheuser-Busch InBev Worldwide, Inc. 3.0000%, 10/15/12	65,440
14,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	14,192
		79,632
Chemicals – Specialty – 0.1%
6,000	Ashland, Inc. 9.1250%, 6/1/17	6,600
41,000	Ecolab, Inc. 2.3750%, 12/8/14	42,351
		48,951
Coatings and Paint Products – 0.1%
19,000	RPM International, Inc. 6.2500%, 12/15/13	20,111
Commercial Banks – 0.9%
45,000	BB&T Corp. 2.0500%, 4/28/14	45,921
45,000	CIT Group, Inc. – Series C 5.2500%, 4/1/14 (144A)	46,575
41,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	41,974
11,000	CIT Group, Inc. 5.0000%, 5/15/17	11,330
100,000	HSBC Bank PLC 1.6250%, 8/12/13 (144A)	100,468
20,000	Mercantile Bankshares Corp. – Series B 4.6250%, 4/15/13	20,524
100,000	Nordea Bank A.B. 1.7500%, 10/4/13 (144A)	99,918
		366,710
Computers – Memory Devices – 0.1%
30,000	Seagate Technology 10.0000%, 5/1/14 (144A)	33,300
Data Processing and Management – 0.1%
33,000	Fiserv, Inc. 3.1250%, 10/1/15	34,206
Diversified Banking Institutions – 1.0%
10,000	Bank of America Corp. 4.5000%, 4/1/15	10,308
40,000	Citigroup, Inc. 5.6250%, 8/27/12	40,240
45,000	Citigroup, Inc. 1.3169%, 2/15/13‡	45,000
32,000	Citigroup, Inc. 4.8750%, 5/7/15	32,826
30,000	Goldman Sachs Group, Inc. 4.7500%, 7/15/13	30,845
9,000	Goldman Sachs Group, Inc. 3.3000%, 5/3/15	8,999
17,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	17,887
9,000	JPMorgan Chase & Co. 3.7000%, 1/20/15	9,388
20,000	JPMorgan Chase & Co. 1.8750%, 3/20/15 (MTN)	19,984
18,000	JPMorgan Chase & Co. 5.1500%, 10/1/15	19,315
316,294	Morgan Stanley 5.4000%, 5/15/15 (144A)	159,840
		394,632

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 15

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Diversified Financial Services – 0.3%
$30,000	General Electric Capital Corp. 1.8750%, 9/16/13 (MTN)	$30,313
20,000	General Electric Capital Corp. 5.9000%, 5/13/14	21,725
28,000	General Electric Capital Corp. 2.1500%, 1/9/15	28,472
37,000	General Electric Capital Corp. 2.3750%, 6/30/15 (MTN)	37,850
		118,360
Diversified Operations – 0.1%
30,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	30,385
10,000	Tyco Electronics Group S.A. 1.6000%, 2/3/15	10,042
		40,427
Diversified Operations – Commercial Services – 0.1%
31,000	LVMH Moet Hennessy Louis Vuitton S.A. 1.6250%, 6/29/17 (144A)	30,991
Electric – Generation – 0%
4,000	AES Corp. 7.7500%, 10/15/15	4,490
Electric – Integrated – 0.1%
45,000	CMS Energy Corp. 2.7500%, 5/15/14	45,233
14,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	14,673
		59,906
Electronic Components – Semiconductors – 0%
5,000	Altera Corp. 1.7500%, 5/15/17	5,037
Electronic Measuring Instruments – 0%
15,000	FLIR Systems, Inc. 3.7500%, 9/1/16	15,376
Electronics – Military – 0.3%
100,000	L-3 Communications Corp. – Series B 6.3750%, 10/15/15	102,188
Engineering – R&D Services – 0.1%
22,000	URS Corp. 3.8500%, 4/1/17 (144A)	21,726
Finance – Auto Loans – 0.3%
100,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	110,930
Finance – Credit Card – 0.1%
30,000	American Express Credit Corp. – Series C 5.8750%, 5/2/13 (MTN)	31,251
8,000	American Express Credit Corp. 1.7500%, 6/12/15 (MTN)	8,091
		39,342
Finance – Investment Bankers/Brokers – 0.4%
35,000	Jefferies Group, Inc. 3.8750%, 11/9/15	34,387
70,000	Merrill Lynch & Co., Inc. – Series C 5.4500%, 7/15/14 (MTN)	73,242
25,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	25,997
20,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12	20,155
20,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	21,142
		174,923
Finance – Other Services – 0%
4,000	National Rural Utilities Cooperative Finance Corp. 5.5000%, 7/1/13	4,197
Food – Confectionery – 0.1%
40,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14 (144A)	41,329
Food – Miscellaneous/Diversified – 0.3%
65,000	ARAMARK Corp. 8.5000%, 2/1/15	66,544
12,000	General Mills, Inc. 1.5500%, 5/16/14	12,174
4,000	Kellogg Co. 5.1250%, 12/3/12	4,075
10,000	Kraft Foods Group, Inc. 1.6250%, 6/4/15 (144A)	10,106
33,000	Kraft Foods, Inc. 2.6250%, 5/8/13	33,488
		126,387
Industrial Gases – 0.1%
25,600	Praxair, Inc. 4.6250%, 3/30/15	28,205
Life and Health Insurance – 0.2%
65,000	Prudential Financial, Inc. – Series D 3.6250%, 9/17/12 (MTN)	65,376
Machinery – Construction and Mining – 0%
8,000	Caterpillar, Inc. 0.9500%, 6/26/15	8,029
10,000	Caterpillar, Inc. 1.5000%, 6/26/17	10,014
		18,043
Medical Products – 0%
20,000	CareFusion Corp. 4.1250%, 8/1/12	20,053
Medical – Biomedical and Genetic – 0.1%
35,000	Gilead Sciences, Inc. 2.4000%, 12/1/14	36,072
Medical – Drugs – 0.1%
21,000	GlaxoSmithKline Capital PLC 0.7500%, 5/8/15	20,998
22,000	GlaxoSmithKline Capital PLC 1.5000%, 5/8/17	22,040
16,000	Johnson & Johnson 1.2000%, 5/15/14	16,217
		59,255
Metal – Copper – 0%
18,000	Freeport-McMoRan Copper & Gold, Inc. 1.4000%, 2/13/15	17,939
Multimedia – 0.1%
35,000	NBCUniversal Media LLC 2.1000%, 4/1/14	35,622
Multi – Line Insurance – 0.3%
20,000	American International Group, Inc. 3.6500%, 1/15/14	20,428
45,000	American International Group, Inc. 4.2500%, 9/15/14	46,635
50,000	MetLife, Inc. 5.3750%, 12/15/12	50,987
		118,050
Office Automation and Equipment – 0%
19,000	Xerox Corp. 5.6500%, 5/15/13	19,686
Oil Companies – Exploration and Production – 0.2%
10,000	Apache Corp. 1.7500%, 4/15/17	10,198
22,000	Canadian Natural Resources, Ltd. 1.4500%, 11/14/14	22,268
18,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	19,943
28,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	29,108
		81,517

See Notes to Consolidated Schedule of Investments and Financial Statements.

16 | JUNE 30, 2012

Consolidated Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Oil Companies – Integrated – 0.4%
$36,000	BP Capital Markets PLC 5.2500%, 11/7/13	$38,146
14,000	BP Capital Markets PLC 2.2480%, 11/1/16	14,418
5,000	ConocoPhillips Australia Funding Co. 5.5000%, 4/15/13	5,187
12,000	Phillips 66 1.9500%, 3/5/15 (144A)	12,086
100,000	YPF S.A. – Series C 10.0000%, 11/2/28	95,500
		165,337
Oil – Field Services – 0.1%
21,000	Schlumberger Investment SA 1.9500%, 9/14/16 (144A)	21,519
Pharmacy Services – 0.3%
62,000	Express Scripts Holding, Co. 2.7500%, 11/21/14 (144A)	63,327
26,000	Express Scripts Holding, Co. 2.1000%, 2/12/15 (144A)	26,254
20,000	Express Scripts Holding, Co. 3.1250%, 5/15/16	20,823
		110,404
Pipelines – 0.4%
22,000	Energy Transfer Partners L.P. 6.0000%, 7/1/13	22,937
38,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	38,110
2,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,105
2,000	Kinder Morgan Kansas, Inc. 5.1500%, 3/1/15	2,095
77,000	Plains All American Pipeline L.P./PAA Finance Corp. 4.2500%, 9/1/12	77,351
19,000	Plains All American Pipeline L.P./PAA Finance Corp. 3.9500%, 9/15/15	20,351
9,000	TransCanada PipeLines, Ltd. 0.8750%, 3/2/15	8,984
		171,933
Property Trust – 0.1%
30,000	WEA Finance LLC/WCI Finance LLC 5.4000%, 10/1/12 (144A)	30,298
12,000	WT Finance Aust Pty, Ltd./Westfield Capital/WEA Finance LLC 5.1250%, 11/15/14 (144A)	12,696
		42,994
Real Estate Management/Services – 0%
6,000	ProLogis L.P. 7.6250%, 8/15/14	6,600
REIT – Health Care – 0.2%
40,000	HCP, Inc. 5.6500%, 12/15/13	42,247
40,000	HCP, Inc. – Series G 5.6250%, 2/28/13 (MTN)	40,959
		83,206
REIT – Office Property – 0%
18,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	19,129
REIT – Regional Malls – 0.3%
40,000	Rouse Co. L.P./TRC Co-Issuer, Inc. 6.7500%, 5/1/13 (144A)	41,000
65,000	Rouse Co. LLC 7.2000%, 9/15/12	65,163
		106,163
Retail – Drug Store – 0%
2,000	Walgreen Co. 4.8750%, 8/1/13	2,089
Retail – Regional Department Stores – 0.1%
40,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	40,973
9,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	9,767
		50,740
Retail – Restaurants – 0.1%
20,000	Brinker International, Inc. 5.7500%, 6/1/14	21,369
Steel – Producers – 0.1%
16,000	ArcelorMittal 3.7500%, 2/25/15	16,219
10,000	ArcelorMittal 3.7500%, 8/5/15	10,055
		26,274
Telecommunication Services – 0.1%
40,000	Qwest Corp. 7.5000%, 10/1/14	44,590
Transportation – Services – 0.1%
36,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	35,829

Total Corporate Bonds (cost $3,543,726)		3,515,509

Exchange-Traded Funds – 0.4%
34,400	BOCI-Prudential-W.I.S.E.-CSI China Tracker Fund (ETF)*	123,127
4,220	iShares MSCI Taiwan Index Fund (ETF)	51,611

Total Exchange-Traded Funds (cost $201,802)		174,738

Preferred Stock – 0%
REIT – Regional Malls – 0%
750	CBL & Associates Properties, Inc. – Series D, 7.3750% (cost $18,272)	19,162

Right – 0%
Metal – Diversified – 0%
9,840	Ivanhoe Mines, Ltd.* (cost $0)	8,892

U.S. Treasury Notes/Bonds – 54.0%
	U.S. Treasury Notes/Bonds:
3,000,000	0.0950%, 8/16/12**	2,999,832
24,000	0.6250%, 12/31/12**	24,052
120,000	0.6250%, 2/28/13**	120,347
78,000	1.7500%, 4/15/13**	78,935
15,000	1.1250%, 6/15/13**	15,124
24,000	0.1250%, 9/30/13**	23,954
10,000	0.2500%, 1/31/14**	9,991
65,000	1.2500%, 2/15/14**	65,972
25,000	0.2500%, 2/28/14**	24,975
20,000	1.2500%, 3/15/14**	20,315
20,000	0.2500%, 3/31/14**	19,976
15,000	0.2500%, 4/30/14**	14,982
2,000	0.5000%, 8/15/14**	2,007
10,000	0.2500%, 1/15/15**	9,971
10,000	0.3750%, 3/15/15**	9,994
19,000	0.3750%, 4/15/15**	18,987
41,000	1.0000%, 8/31/16**	41,644
10,000	0.8750%, 2/28/17**	10,087
119,000	1.0000%, 3/31/17**	120,636
9,000	0.8750%, 4/30/17**	9,068
15,777,000	1.1250%, 1/15/21**çç	18,155,872

Total U.S. Treasury Notes/Bonds (cost $19,892,593)		21,796,721

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 17

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Money Market – 18.4%
$7,436,389	Janus Cash Liquidity Fund LLC, 0% (cost $7,436,389)**	$7,436,389

Total Investments (cost $40,856,995) – 104.5%		42,230,686

Liabilities, net of Cash, Receivables and Other Assets – (4.5)%		(1,833,176)

Net Assets – 100%		$40,397,510

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Argentina	$127,277	0.3%
Australia	472,038	1.1%
Brazil	1,323,274	3.1%
Canada	504,970	1.2%
Cayman Islands	33,300	0.1%
China	427,549	1.0%
France	95,196	0.2%
Guernsey	12,212	0.0%
Hong Kong	747,443	1.8%
India	358,708	0.8%
Indonesia	68,325	0.2%
Ireland	9,665	0.0%
Israel	50,178	0.1%
Japan	273,157	0.6%
Jersey	105,915	0.3%
Luxembourg	92,638	0.2%
Malaysia	44,050	0.1%
Mexico	200,919	0.5%
Netherlands	67,029	0.2%
Philippines	80,971	0.2%
Qatar	43,606	0.1%
Russia	246,813	0.6%
Singapore	497,889	1.2%
South Africa	43,173	0.1%
South Korea	470,992	1.1%
Spain	59,317	0.1%
Sri Lanka	39,362	0.1%
Sweden	107,321	0.3%
Switzerland	20,613	0.0%
Taiwan	372,521	0.9%
United Arab Emirates	113,842	0.3%
United Kingdom	586,193	1.4%
United States††	34,534,230	81.8%

Total	$42,230,686	100.0%

††	Includes Cash Equivalents (64.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency		Unrealized
Counterparty/Currency Sold/(Purchased)	Units Sold/	Currency	Appreciation/
and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Japanese Yen 7/19/12	(300,000)	$(3,754)	$(25)
Japanese Yen 7/19/12	5,370,000	67,195	838

Total		$63,441	$813

Schedule of Written Options – Puts	Value

CB Richard Ellis Group, Inc. expires September 2012 55 contracts exercise price $12.00	$(1,321)
Iron Mountain, Inc. expires July 2012 32 contracts exercise price $25.00	(2)
St Joe Co. expires September 2012 50 contracts exercise price $13.00	(1,800)

Total Written Options – Puts (premiums received $6,486)	$(3,123)

Financial Futures – Long 8 Contracts
Platinum Futures expires October 2012, principal amount $573,308, value $580,960, cumulative appreciation	$7,651
8 Contracts
U.S. Treasury Note 10 year Futures expires September 2012, principal amount $1,061,894, value $1,067,000, cumulative appreciation	5,106
65 Contracts
U.S. Treasury Note 5 year Futures expires September 2012, principal amount $8,049,901, value $8,057,969, cumulative appreciation	8,068

Total Financial Futures – Long	$20,825

Financial Futures – Short
5 Contracts
Brent Crude Futures expires July 2012, principal amount $485,416, value $489,000, cumulative depreciation	$(3,584)
3 Contracts
Brent Crude Futures expires August 2012, principal amount $278,661, value $293,640, cumulative depreciation	(14,978)
7 Contracts
Canadian Dollar Futures expires September 2012, principal amount $672,536, value $687,120, cumulative depreciation	(14,584)
12 Contracts
Euro Futures expires September 2012, principal amount $1,880,189, value $1,900,200, cumulative depreciation	(20,011)
4 Contracts
Gold 100 oz Futures expires August 2012, principal amount $617,226, value $641,680, cumulative depreciation	(24,454)

See Notes to Consolidated Schedule of Investments and Financial Statements.

18 | JUNE 30, 2012

Consolidated Schedule of Investments

As of June 30, 2012

Value

Financial Futures – Short – (continued)
4 Contracts
Japanese Yen Futures expires September 2012, principal amount $629,636, value $626,750, cumulative appreciation	$2,886
6 Contracts
Russell 2000 Mini Index Futures expires September 2012, principal amount $459,796, value $477,240, cumulative depreciation	(17,444)
83 Contracts
S&P 500 E-Mini Index Futures expires September 2012, principal amount $5,474,780, value $5,629,060, cumulative depreciation	(154,280)
10 Contracts
U.S. Treasury Bond Ultra Long Futures expires September 2012, principal amount $1,647,320, value $1,668,438, cumulative depreciation	(21,118)

Total Financial Futures – Short	$(267,567)

Credit Default Swaps outstanding as of June 30, 2012

Counterparty and				Upfront		Unrealized	Credit Rating
Reference	Fixed Deal (Pay)	Notional	Market	Premium (Paid)	Termination	Appreciation/	of Referenced
Entity	Receive Rate	Amount	Value	Received	Date	(Depreciation)	Obligation†

UBS A.G. French Republic	(0.25)	$1,000,000	$48,443	$18,531	6/20/16	$29,912	Aaa
UBS A.G. Markit CDX Emerging Markets Index (Series 17)	(5.00)	500,000	(48,530)	(45,619)	6/20/17	(2,911)	NR

Total			$(87)	$(27,088)		$27,001

†	Credit Rating as issued by Moody’s.

Interest Rate Swaps outstanding at June 30, 2012

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Depreciation

UBS A.G.	$13,000,000	3.10	3-Month LIBOR	6/17/21	$(1,597,384)

Total Return Swaps outstanding at June 30, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse	$10,434	1-Month LIBOR plus 75 basis points	Samba Financial Group	12/18/13	$24
Morgan Stanley & Co. International PLC	9,724	FED Funds Effective plus 100 basis points	Armada OAO B	4/30/14	(701)
Morgan Stanley & Co. International PLC	95,575	FED Funds Effective plus 185 basis points	Baoshan Iron & Steel Co., Ltd.	9/28/12	(24,798)
Morgan Stanley & Co. International PLC	148,304	FED Funds Effective plus 185 basis points	China Construction Bank Corp.	9/28/12	(23,600)
UBS A.G.	2,790,542	Dow Jones-UBS Commodity Index plus 40 basis points	Dow Jones-UBS Commodity Index	7/11/12	90,542
UBS A.G.	27,974	1-Month USD LIBOR plus 125 basis points	Viet Nam Dairy Products JSC	5/7/13	(120)

Total					$41,347

Zero Coupon Swap outstanding at June 30, 2012

	Notional	Floating Rate	Pay/Receive		Premium Paid	Unrealized
Counterparty	Amount	Index	Floating Rate	Termination Date	(Received)	Depreciation

UBS A.G.	$20,000,000	Consumer Price Index	Receive	5/18/15	–	$(408,636)

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 19

Consolidated Statement of Assets and Liabilities

As of June 30, 2012	Janus Real Return
(all numbers in thousands except net asset value per share)	Allocation Fund

Assets:
Investments at cost	$40,857
Unaffiliated investments at value	$34,795
Affiliated investments at value	7,436
Cash	4
Cash denominated in foreign currency(1)	3
Restricted cash (Note 1)	404
Receivables:
Investments sold	152
Dividends	39
Foreign dividend tax reclaim	–
Interest	120
Outstanding swap contracts at value	139
Dividends and interest on swap contracts	2
Non-interested Trustees’ deferred compensation	1
Forward currency contracts	1
Total Assets	43,096
Liabilities:
Payables:
Options written, at value(2)	3
Outstanding swap contracts at value	2,104
Investments purchased	72
Fund shares repurchased	55
Dividends and interest on swap contracts	17
Advisory fees	70
Administrative services fees	3
Distribution fees and shareholder servicing fees	8
Due to advisor	–
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	1
Foreign tax liability	3
Variation margin	236
Accrued expenses and other payables	125
Forward currency contracts	–
Total Liabilities	2,698
Net Assets	$40,398

See footnotes at the end of the Statements.

See Notes to Financial Statements.

20 | JUNE 30, 2012

As of June 30, 2012	Janus Real Return
(all numbers in thousands except net asset value per share)	Allocation Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$41,767
Undistributed net investment income*	16
Undistributed net realized loss from investments and foreign currency transactions*	(578)
Unrealized depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(807)
Total Net Assets	$40,398
Net Assets - Class A Shares	$6,759
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	708
Net Asset Value Per Share(3)	$9.55
Maximum Offering Price Per Share(4)	$10.13
Net Assets - Class C Shares	$6,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	675
Net Asset Value Per Share(3)	$9.48
Net Assets - Class D Shares	$7,632
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	798
Net Asset Value Per Share	$9.56
Net Assets - Class I Shares	$6,650
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	695
Net Asset Value Per Share	$9.57
Net Assets - Class S Shares	$6,412
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	673
Net Asset Value Per Share	$9.53
Net Assets - Class T Shares	$6,545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	685
Net Asset Value Per Share	$9.55

*	See Note 6 in Notes to Financial Statements.
(1)	Includes cost of $3,207.
(2)	Includes premiums of $6,486 on written options.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Alternative Fund | 21

Consolidated Statement of Operations

For the fiscal year ended June 30, 2012	Janus Real Return
(all numbers in thousands)	Allocation Fund

Investment Income:
Interest	$751
Dividends	284
Dividends from affiliate	9
Foreign tax withheld	(14)
Total Investment Income	1,030
Expenses:
Advisory fees	307
Shareholder reports expenses	89
Transfer agent fees and expenses	8
Registration fees	80
Custodian fees	145
Professional fees	51
Non-interested Trustees’ fees and expenses	1
Interest expense	2
Administrative services fees - Class D Shares	11
Administrative services fees - Class S Shares	18
Administrative services fees - Class T Shares	18
Distribution fees and shareholder servicing fees - Class A Shares	17
Distribution fees and shareholder servicing fees - Class C Shares	65
Distribution fees and shareholder servicing fees - Class S Shares	16
Administrative, networking and omnibus fees - Class A Shares	2
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	121
Total Expenses	951
Expense and Fee Offset	–
Net Expenses	951
Less: Excess Expense Reimbursement	(403)
Net Expenses after Expense Reimbursement	548
Net Investment Income	482
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(489)
Net realized gain from futures contracts	742
Net realized loss from swap contracts	(1,258)
Net realized loss from options contracts	(10)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,438
Change in unrealized net appreciation/(depreciation) of futures contracts	(250)
Change in unrealized net appreciation/(depreciation) of swap contracts	(2,056)
Change in unrealized net appreciation/(depreciation) of written option contracts	30
Net Loss on Investments	(1,853)
Net Decrease in Net Assets Resulting from Operations	$(1,371)

See Notes to Financial Statements.

22 | JUNE 30, 2012

Consolidated Statements of Changes in Net Assets

For the fiscal year ended June 30, 2012	Janus Real Return
and the fiscal period ended June 30, 2011	Allocation Fund
(all numbers in thousands)	2012	2011(1)

Operations:
Net investment income	$482	$166
Net realized loss from investment and foreign currency transactions^	(1,015)	(400)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(838)	31
Net Decrease in Net Assets Resulting from Operations	(1,371)	(203)
Dividends and Distributions to Shareholders:
Net investment income
Class A Shares	(29)	–
Class C Shares	(20)	–
Class D Shares	(30)	–
Class I Shares	(31)	–
Class S Shares	(25)	–
Class T Shares	(28)	–
Net realized gain/(loss) from investment transactions
Class A Shares	(35)	–
Class C Shares	(33)	–
Class D Shares	(39)	–
Class I Shares	(35)	–
Class S Shares	(33)	–
Class T Shares	(34)	–
Net (Decrease) from Dividends and Distributions	(372)	–
Capital Share Transactions:
Shares Sold
Class A Shares	1,243	6,693
Class C Shares	42	6,667
Class D Shares	1,624	6,987
Class I Shares	174	6,826
Class S Shares	1	6,667
Class T Shares	158	6,674
Reinvested Dividends and Distributions
Class A Shares	64	–
Class C Shares	54	–
Class D Shares	69	–
Class I Shares	65	–
Class S Shares	59	–
Class T Shares	62	–
Shares Repurchased
Class A Shares	(901)	–
Class C Shares	(11)	–
Class D Shares	(709)	–
Class I Shares	(120)	–
Class S Shares	–	–
Class T Shares	(44)	–
Net Increase from Capital Share Transactions	1,830	40,514
Net Increase in Net Assets	87	40,311
Net Assets:
Beginning of period	40,311	–
End of period	$40,398	$40,311
Undistributed Net Investment Income*	$16	$134

*	See Note 6 in Notes to Financial Statements.
^	Certain prior year amounts have been reclassified to conform with current year presentation.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Alternative Fund | 23

Financial Highlights

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2012	Janus Real Return Allocation Fund
and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.01	0.04
Net loss on investments (both realized and unrealized)	(0.32)	(0.09)
Total from Investment Operations	(0.31)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.04)	–
Distributions (from capital gains)*	(0.05)	–
Total Distributions	(0.09)	–
Net Asset Value, End of Period	$9.55	$9.95
Total Return**	(3.09)%	(.50)%
Net Assets, End of Period (in thousands)	$6,759	$6,660
Average Net Assets for the Period (in thousands)	$6,973	$6,635
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.25%(2)	5.68%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.26%(2)	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%(2)	1.27%
Ratio of Net Investment Income to Average Net Assets***	1.24%	3.21%
Portfolio Turnover Rate	45%	6%^

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2012	Janus Real Return Allocation Fund
and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$9.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.05)	0.03
Net loss on investments (both realized and unrealized)	(0.33)	(0.09)
Total from Investment Operations	(0.38)	(0.06)
Less Distributions:
Dividends (from net investment income)*	(0.03)	–
Distributions (from capital gains)*	(0.05)	–
Total Distributions	(0.08)	–
Net Asset Value, End of Period	$9.48	$9.94
Total Return**	(3.80)%	(.60)%
Net Assets, End of Period (in thousands)	$6,400	$6,627
Average Net Assets for the Period (in thousands)	$6,492	$6,616
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.95%(3)	6.43%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	2.01%(3)	2.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.01%(3)	2.02%
Ratio of Net Investment Income to Average Net Assets***	0.51%	2.46%
Portfolio Turnover Rate	45%	6%^

*	See Note 6 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets, Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.25%, 1.26% and 1.26%, respectively, in 2012 without the inclusion of any applicable interest expense.
(3)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets, Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.95%, 2.01% and 2.01%, respectively, in 2012 without the inclusion of any applicable interest expense.

See Notes to Financial Statements.

24 | JUNE 30, 2012

Class D Shares

For a share outstanding during the fiscal year ended June 30, 2012	Janus Real Return Allocation Fund
and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.03	0.04
Net loss on investments (both realized and unrealized)	(0.33)	(0.09)
Total from Investment Operations	(0.30)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.04)	–
Distributions (from capital gains)*	(0.05)	–
Total Distributions	(0.09)	–
Net Asset Value, End of Period	$9.56	$9.95
Total Return**	(3.02)%	(.50)%
Net Assets, End of Period (in thousands)	$7,632	$6,954
Average Net Assets for the Period (in thousands)	$7,558	$6,832
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.25%(2)	5.96%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.14%(2)	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%(2)	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.40%	3.24%
Portfolio Turnover Rate	45%	6%^

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2012	Janus Real Return Allocation Fund
and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.04	0.05
Net loss on investments (both realized and unrealized)	(0.33)	(0.10)
Total from Investment Operations	(0.29)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.04)	–
Distributions (from capital gains)*	(0.05)	–
Total Distributions	(0.09)	–
Net Asset Value, End of Period	$9.57	$9.95
Total Return**	(2.86)%	(.50)%
Net Assets, End of Period (in thousands)	$6,650	$6,797
Average Net Assets for the Period (in thousands)	$6,738	$6,658
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.93%(3)	5.43%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.01%(3)	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%(3)	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.50%	3.47%
Portfolio Turnover Rate	45%	6%^

*	See Note 6 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets, Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.25%, 1.14% and 1.14%, respectively, in 2012 without the inclusion of any applicable interest expense.
(3)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets, Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 1.93%, 1.01% and 1.01%, respectively, in 2012 without the inclusion of any applicable interest expense.

See Notes to Financial Statements.

Janus Alternative Fund | 25

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2012	Janus Real Return Allocation Fund
and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.00	0.04
Net loss on investments (both realized and unrealized)	(0.33)	(0.09)
Total from Investment Operations	(0.33)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.04)	–
Distributions (from capital gains)*	(0.05)	–
Total Distributions	(0.09)	–
Net Asset Value, End of Period	$9.53	$9.95
Total Return**	(3.33)%	(.50)%
Net Assets, End of Period (in thousands)	$6,412	$6,632
Average Net Assets for the Period (in thousands)	$6,502	$6,618
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.43%(2)	5.93%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.45%(2)	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.45%(2)	1.52%
Ratio of Net Investment Income to Average Net Assets***	1.07%	2.96%
Portfolio Turnover Rate	45%	6%^

Class T Shares

For a share outstanding during the fiscal year ended June 30, 2012	Janus Real Return Allocation Fund
and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.02	0.04
Net loss on investments (both realized and unrealized)	(0.33)	(0.09)
Total from Investment Operations	(0.31)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.04)	–
Distributions (from capital gains)*	(0.05)	–
Total Distributions	(0.09)	–
Net Asset Value, End of Period	$9.55	$9.95
Total Return**	(3.09)%	(.50)%
Net Assets, End of Period (in thousands)	$6,545	$6,641
Average Net Assets for the Period (in thousands)	$6,633	$6,623
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.17%(3)	5.68%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.20%(3)	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%(3)	1.27%
Ratio of Net Investment Income to Average Net Assets***	1.31%	3.21%
Portfolio Turnover Rate	45%	6%^

*	See Note 6 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets, Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.43%, 1.45% and 1.45%, respectively, in 2012 without the inclusion of any applicable interest expense.
(3)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets, Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.17%, 1.20% and 1.20%, respectively, in 2012 without the inclusion of any applicable interest expense.

See Notes to Financial Statements.

26 | JUNE 30, 2012

Notes to Consolidated Schedule of Investments

Barclays U.S. TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500M or more.

ADR	American Depositary Receipt

EDR	European Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

°° Schedule of Fair Valued Securities (as of June 30, 2012)

		Value as a % of
	Value	Market Value

Janus Real Return Allocation Fund
Sino – Forest Corp.	$–	0.0%
Indiabulls Infrastructure and Power, Ltd.	1,577	0.0%

	$1,577	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2012 is indicated in the table below:

		Value as a % of
Fund	Value	Investment Securities

Janus Real Return Allocation Fund	$1,069,148	2.5%

Janus Alternative Fund | 27

Janus Real Return Allocation Fund

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Real Return Allocation Fund
Common Stock
Apparel Manufacturers	$–	$61,213	$–
Automotive — Truck Parts and Equipment — Original	–	118,144	–
Automotive — Cars and Light Trucks	–	60,639	–
Building — Residential and Commercial	102,330	23,178	–
Casino Hotels	–	116,679	–
Cellular Telecommunications	–	167,991	–
Coal	–	53,323	–
Commercial Banks	39,867	634,376	–
Computers	–	18,500	–
Consumer Products — Miscellaneous	–	48,247	–
Distribution/Wholesale	–	40,654	–
Diversified Financial Services	–	50,049	–
Diversified Minerals	17,768	7,616	–
Diversified Operations	–	44,477	–
Diversified Operations — Commercial Services	–	134,640	–
E — Commerce/Services	–	25,894	–
Electric — Distribution	–	69,224	–
Electric — Generation	–	–	1,577
Electronic Components — Semiconductors	–	154,793	–
Electronic Measuring Instruments	–	40,969	–
Electronic Parts Distributors	–	76,831	–
Food — Baking	–	24,859	–
Food — Miscellaneous/Diversified	–	39,351	–
Food — Retail	–	41,084	–
Food — Wholesale/Distribution	–	49,278	–
Forestry	–	–	–
Hotels and Motels	–	233,156	–
Industrial Automation and Robotics	–	49,289	–
Insurance Brokers	–	53,044	–
Internet Content — Entertainment	–	22,981	–
Medical — Generic Drugs	–	69,119	–
Medical — Hospitals	–	26,760	–
Metal — Iron	–	375,491	–
Oil Companies — Exploration and Production	111,665	173,776	–
Oil Companies — Integrated	34,476	209,285	–
Property and Casualty Insurance	–	68,903	–
Real Estate Management/Services	393,309	275,161	–
Real Estate Operating/Development	502,606	949,360	–
REIT — Diversified	637,484	304,917	–
REIT — Hotels	174,250	24,064	–
REIT — Office Property	151,852	56,118	–
REIT — Shopping Centers	184,869	118,529	–
Retail — Apparel and Shoe	–	29,872	–
Retail — Automobile	–	12,402	–
Retail — Major Department Stores	–	53,111	–
Rubber/Plastic Products	–	33,707	–
Semiconductor Components/Integrated Circuits	–	196,967	–
Shipbuilding	–	31,284	–
Telecommunication Services	–	135,366	–
All Other	1,322,551	–	–

Corporate Bonds	–	3,515,509	–

Exchange-Traded Funds	51,611	123,127	–

Preferred Stock	19,162	–	–

Right	8,892	–	–

28 | JUNE 30, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

U.S. Treasury Notes/Bonds	$–	$21,796,721	$–

Money Market	–	7,436,389	–

Total Investments in Securities	$3,752,692	$38,476,417	$1,577

Other Financial Instruments(b):
Janus Real Return Allocation Fund	$(236,422)	$(1,939,982)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the fiscal year ended June 30, 2012)

				Change in
		Accrued		unrealized			Transfers in
	Balance as of	discounts/	Realized	appreciation/	Gross	Gross	and/or out	Balance as of
	June 30, 2011	premiums	gain(loss)(a)	(depreciation)(b)	purchases	sales	of Level 3	June 30, 2012

Investments in Securities:
Janus Real Return Allocation Fund
Common Stock
Electric Generation	$–	$–	$–	$1,577	$–	$–	$–	$1,577
Forestry	–	–	(59)	(17,096)	19,597	(2,442)	–	–
Transactional Software	1,801	–	(22,606)	21,883	–	(1,078)	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign and foreign currency transactions” on the Consolidated Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Fund	Aggregate Value

Janus Real Return Allocation Fund	$29,663,400

Janus Alternative Fund | 29

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Real Return Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Janus Real Return Subsidiary, Ltd. is a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and Consolidated Statement of Changes in Net Assets include the accounts of both Janus Real Return Allocation Fund and the Subsidiary. The consolidated financial statements include information for the fiscal year ended June 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in

30 | JUNE 30, 2012

which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. In addition, the Subsidiary, and in turn the Fund indirectly, will bear fees and expenses incurred in connection with the custody, transfer agency, and audit services that the Subsidiary receives.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Alternative Fund | 31

Notes to Financial Statements (continued)

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Consolidated Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of June 30, 2012, Janus Real Return Allocation Fund had restricted cash in the amount of $404,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at June 30, 2012. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed

32 | JUNE 30, 2012

securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Consolidated Schedule of Investments.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no material Level 3 securities held during the fiscal year.

The following table shows transfers between Level 1 and Level 2 of the fair value Hierarchy during the fiscal year ended June 30, 2012.

	Transfers In	Transfers Out
	Level 1 to	of Level 2 to
Fund	Level 2	Level 1

Janus Real Return Allocation Fund	$22,532	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the fiscal year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when the Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

Janus Alternative Fund | 33

Notes to Financial Statements (continued)

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, and inflation index swaps. Each derivative instrument that was held by the Fund during the fiscal year ended June 30, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the

34 | JUNE 30, 2012

investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in Janus Real Return Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) which is generally subject to the same investment policies and restrictions of the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Consolidated Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Consolidated Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all

Janus Alternative Fund | 35

Notes to Financial Statements (continued)

exchange-traded futures, guarantees the futures against default.

Inflation-Linked Securities
Inflation-linked bonds are fixed-income securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments.

Because of the inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Fund may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

36 | JUNE 30, 2012

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Consolidated Schedule of Investments (if applicable). Options written are reported as a liability on the Consolidated Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Consolidated Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the fiscal year ended June 30, 2012 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Options outstanding at June 30, 2011	2	$494
Options written	347	3,324
Options closed	(349)	(3,818)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Options outstanding at June 30, 2011	473	$8,237
Options written	515	39,910
Options closed	(518)	(17,435)
Options expired	(333)	(24,226)
Options exercised	–	–

Options outstanding at June 30, 2012	137	$6,486

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to a commodity index, commodity markets, or certain common or preferred stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Fund are reported as an asset or liability in “Outstanding swap contracts at value” on the Consolidated Statement of Assets and Liabilities (if applicable). A portion of the value is the appreciation or depreciation of the swaps. Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Consolidated Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), inflation index, interest rate, total return, and zero coupon swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The

Janus Alternative Fund | 37

Notes to Financial Statements (continued)

Fund’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Inflation index swaps are used to hedge against unexpected changes in the rate of inflation as measured by an inflation index such as the Consumer Price Index. Inflation index swaps are also subject to inflation risk, where such a swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for credit default swaps, inflation index swaps, interest rate swaps, total return swaps, and zero coupon swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive.

The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Consolidated Statement of Assets and		Consolidated Statement of Assets and
as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Credit Contracts	Outstanding swap contracts, at value	$48,443	Outstanding swap contracts, at value	$48,530

Commodity-Linked Contracts	Variation margin	25,240	Variation margin	73,010

Currency Contracts	Variation margin	3,550	Variation margin	47,050

Equity Contracts	Outstanding swap contracts, at value	90,566	Outstanding swap contracts, at value	49,219

Equity Contracts			Options written, at value	3,123

Equity Contracts			Variation margin	155,200

Foreign Exchange Contracts	Foreign currency contracts	838	Foreign currency contracts	25

Interest Rate Contracts	Variation margin	28,125	Variation margin	18,086

Interest Rate Contracts			Outstanding swap contracts, at value	2,006,020

Total		$196,762		$2,400,263

38 | JUNE 30, 2012

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the fiscal year ended June 30, 2012.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the fiscal year ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Commodity-Linked Contracts	$93,259	$–	$(64,244)	$–	$29,015

Credit Contracts	–	(27,841)	–	–	(27,841)

Currency Contracts	213,870	–	(98,677)	–	115,193

Equity Contracts	148,230	(620,776)	259,783	–	(212,763)

Foreign Exchange Contracts	–	–	–	20,769	20,769

Interest Rate Contracts	286,733	(609,422)	144,888	–	(177,801)

Total	$742,092	$(1,258,039)	$241,750	$20,769	$(253,428)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Commodity-Linked Contracts	$(35,365)	$–	$–	$–	$(35,365)

Credit Contracts	–	27,677	–	–	27,677

Currency Contracts	(31,709)	–	–	–	(31,709)

Equity Contracts	(171,724)	86,391	57,162	–	(28,171)

Foreign Exchange Contracts	–	–	–	2,875	2,875

Interest Rate Contracts	(10,937)	(2,169,630)	–	–	(2,180,567)

Total	$(249,735)	$(2,055,562)	$57,162	$2,875	$(2,245,260)

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and the Consolidated Statement of Investments are indicative of the Fund’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act, which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the

Janus Alternative Fund | 39

Notes to Financial Statements (continued)

broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on the Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Consolidated Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a

40 | JUNE 30, 2012

single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code (“IRC”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, which is generally subject to the same investment policies and restrictions of the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary and Armored Wolf is the Subsidiary’s subadviser. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction. The Fund has applied for a private letter ruling confirming that income produced by the Fund’s investment in the Subsidiary and that income from certain commodity-related investments constitutes qualifying income to the Fund. Currently, the IRS has suspended the issuance of private letter rulings relating to matters contained in the Fund’s application, and as such there can be no assurance that a ruling will be issued.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the IRC, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) recently adopted changes to Rule 4.5 under the Commodity Exchange Act which, may subject Janus Capital, the Fund and the Subsidiary to additional CFTC rules and regulations. Such changes may limit or restrict the ability of the Fund to pursue its investment strategies and/or increase the costs of implementing its strategies.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s

Janus Alternative Fund | 41

Notes to Financial Statements (continued)

policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Basis for Consolidation for Janus Real Return Allocation Fund

The Subsidiary was incorporated on April 19, 2011 as a wholly owned subsidiary of Janus Real Return Allocation Fund. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments by the Subsidiary and which is generally subject to the same investment policies and restrictions of the Fund. As of June 30, 2012, net assets of the Fund were $40,397,510, of which $2,823,189, or approximately 7%, represented the Fund’s ownership of the shares of the Subsidiary. Janus Real Return Allocation Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and Consolidated Statement of Changes in Net Assets include the accounts of both Janus Real Return Allocation Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

5.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.

The rate shown is a fixed rate based on the Fund’s average daily net assets.

		Contractual
		Investment
	Average Daily Net	Advisory Fee
Fund	Assets of the Fund	% (annual rate)

Janus Real Return Allocation Fund	First $3 Billion	0.75
	Over $3 Billion	0.72

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Armored Wolf, LLC (“Armored Wolf”) serves as a subadviser to the Fund and to the Subsidiary, and provides advisory services to the Fund related to inflation-linked securities, emerging market debt, commodity-linked investments and participates in overall investment category allocation determinations. Armored Wolf has been in the investment management business since 2008 and provides day-to-day management of certain portions of the Fund, as well as other mutual funds and other accounts.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary (excluding the distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to 1.00% until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires May 13, 2014. For the fiscal year ended June 30, 2012, total reimbursement by Janus Capital was $403,461 for the Fund. As of June 30, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $634,914.

State Street Bank and Trust Company (“State Street”) provides certain accounting services to the Fund and the Subsidiary as part of the custodial and fund accounting arrangement, including calculating the daily NAV of each

42 | JUNE 30, 2012

share class and certain compliance-related functions. State Street also provides certain administration services to the Fund, including services related to the Fund’s audit, tax, and reporting obligations, pursuant to an Agreement with the Trust, on behalf of the Fund. As compensation for such services, the Fund pays State Street a flat fee. Janus Capital serves as administrator to the Fund. With respect to other administration services, such as recordkeeping, and state monitoring and registration functions, Janus Capital does not receive any compensation for these services but may be reimbursed for out-of-pocket expenses by the Fund. Additionally, the Subsidiary has entered into separate agreements with State Street related to custodian, accounting, and transfer agency services related to the Subsidiary. Compensation to State Street for such services is indirectly borne by the Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pays an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Class D Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in

Janus Alternative Fund | 43

Notes to Financial Statements (continued)

accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Consolidated Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended June 30, 2012.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund’s Chief Compliance Officer and certain other Fund officers may be compensated by the Fund. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Fund. Total compensation of $801,869 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended June 30, 2012. The Fund’s portion is reported as part of “Other Expenses” on the Consolidated Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2012, Janus Distributors retained $15 of upfront sales charges for Class A Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal year ended June 30, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2012, there were CDSC for Class C Shares of $108.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Consolidated Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Consolidated Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Consolidated Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended June 30, 2012, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Real Return Allocation Fund
Janus Cash Liquidity Fund LLC	$36,228,222	$(36,236,861)	$9,485	$7,436,389

44 | JUNE 30, 2012

The seed capital contribution by Janus Capital or an affiliate as of June 30, 2012 is indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
	at 6/30/11	Purchases	Purchases	Redemptions	Redemptions	at 6/30/12

Janus Real Return Allocation Fund – Class A Shares	$6,666,666	$–	–	$–	–	$6,666,666
Janus Real Return Allocation Fund – Class C Shares	6,666,666	–	–	–	–	6,666,666
Janus Real Return Allocation Fund – Class D Shares	6,666,667	–	–	–	–	6,666,667
Janus Real Return Allocation Fund – Class I Shares	6,666,667	–	–	–	–	6,666,667
Janus Real Return Allocation Fund – Class S Shares	6,666,667	–	–	–	–	6,666,667
Janus Real Return Allocation Fund – Class T Shares	6,666,667	–	–	–	–	6,666,667

6.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives, foreign currency contract adjustments, and foreign subsidiary income. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year Loss	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Real Return Allocation Fund	$103,832	$–	$–	$(711,433)	$(1,359,668)	$597,660

During the fiscal year ended June 30, 2012, the following capital loss carryover was utilized by the Fund:

Capital Loss
Fund	Carryover Utilized

Janus Real Return Allocation Fund	$390,308

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, options, forward foreign currency and futures contracts, and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Real Return Allocation Fund	$41,633,026	$2,385,567	$(1,787,907)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, income reversals of the Subsidiary, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Real Return Allocation Fund	$163,689	$209,626	$–	$–

Janus Alternative Fund | 45

Notes to Financial Statements (continued)

7.	Capital Share Transactions

	Janus
For the fiscal year ended June 30, 2012	Real Return
and the fiscal period ended June 30, 2011	Allocation Fund
(all numbers in thousands)	2012	2011(1)

Transactions in Fund Shares – Class A Shares:
Shares Sold	125	669
Reinvested dividends and distributions	7	–
Shares repurchased	(93)	–
Net Increase/(Decrease) in Fund Shares	39	669
Shares Outstanding, Beginning of Period	669	–
Shares Outstanding, End of Period	708	669
Transactions in Fund Shares – Class C Shares:
Shares Sold	4	667
Reinvested dividends and distributions	5	–
Shares repurchased	(1)	–
Net Increase/(Decrease) in Fund Shares	8	667
Shares Outstanding, Beginning of Period	667	–
Shares Outstanding, End of Period	675	667
Transactions in Fund Shares – Class D Shares:
Shares Sold	165	699
Reinvested dividends and distributions	7	–
Shares repurchased	(73)	–
Net Increase/(Decrease) in Fund Shares	99	699
Shares Outstanding, Beginning of Period	699	–
Shares Outstanding, End of Period	798	699
Transactions in Fund Shares – Class I Shares:
Shares Sold	17	683
Reinvested dividends and distributions	7	–
Shares repurchased	(12)	–
Net Increase/(Decrease) in Fund Shares	12	683
Shares Outstanding, Beginning of Period	683	–
Shares Outstanding, End of Period	695	683
Transactions in Fund Shares – Class S Shares:
Shares Sold	–	667
Reinvested dividends and distributions	6	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	6	667
Shares Outstanding, Beginning of Period	667	–
Shares Outstanding, End of Period	673	667
Transactions in Fund Shares – Class T Shares:
Shares Sold	16	667
Reinvested dividends and distributions	7	–
Shares repurchased	(5)	–
Net Increase/(Decrease) in Fund Shares	18	667
Shares Outstanding, Beginning of Period	667	–
Shares Outstanding, End of Period	685	667

(1)	Period from May 13, 2011 (inception date) through June 30, 2011.

46 | JUNE 30, 2012

8.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchase of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Real Return Allocation Fund	$15,394,167	$12,850,355	$942,070	$918,118

9.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Consolidated Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Fund’s financial statements.

10.	Subsequent Events

Effective October 15, 2012, the following changes will take place:

•	The Fund’s name will change to Janus Real Return Fund, and its principal investment strategies will change accordingly.

•	The Fund’s wholly-owned subsidiary will be dissolved.

•	The Fund’s primary benchmark index will change to the Barclays U.S. 1-5 Year TIPS Index, and its secondary benchmark index will change to the Consumer Price Index +200.

•	Armored Wolf, LLC will no longer serve as subadviser to the Fund.

•	Darrell Watters will be added as Co-Portfolio Manager of the Fund.

•	The Fund’s contractual advisory fee rate (expressed as an annual rate based on the Fund’s average daily net assets) will be as shown in the following table:

		Contractual Investment
	Average Daily Net	Advisory Fee (%)
Fund Name	Assets of the Fund	(annual rate)

Janus Real Return Fund	First $1 Billion	0.55
	Next $4 Billion	0.53
	Over $5 Billion	0.50

•	Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder serving fees — applicable to Class A shares, Class C shares, and Class S shares; administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees applicable to Class A shares, Class C shares, and Class I shares); brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) to 0.76% of the Fund’s average daily net assets until at least November 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

•	The maximum sales charge (load) imposed on purchases of Class A shares will be 4.75%.

•	Effective November 1, 2012, the Fund will modify its dividend payment schedule from annually to monthly.

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Fund’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Alternative Fund | 47

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Real Return Allocation Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2012 and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2012

48 | JUNE 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (consolidated schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Alternative Fund | 49

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a.	Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Consolidated Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b.	Futures

A table listing futures contracts follows the Fund’s Consolidated Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c.	Options

A table listing written options contracts follows the Fund’s Consolidated Schedule of Investments (if applicable). Written options contracts are contracts that obligate the

50 | JUNE 30, 2012

Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Consolidated Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days or less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are

Janus Alternative Fund | 51

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Consolidated Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52 | JUNE 30, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal year ended June 30, 2012:

Capital Gain Distributions

Fund

Janus Real Return Allocation Fund	$209,626

Qualified Dividend Income

Fund

Janus Real Return Allocation Fund	75%

Janus Alternative Fund | 53

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Portfolios/Funds in
				Fund Complex	Other Directorships
	Positions Held	Length of	Principal Occupations	Overseen	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

54 | JUNE 30, 2012

Trustees (continued)

				Number of
				Portfolios/Funds in
				Fund Complex	Other Directorships
	Positions Held	Length of	Principal Occupations	Overseen	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008-2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital (Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Alternative Fund | 55

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

John Brynjolfsson 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus Real Return Allocation Fund	5/11-Present	Chief Investment Officer and Managing Director of Armored Wolf, LLC (since 2008). Formerly, Managing Director at PIMCO (2003-2008).

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Real Return Allocation Fund	5/11-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56 | JUNE 30, 2012

Notes

Janus Alternative Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-008	125-02-93009 08-12

ANNUAL REPORT

June 30, 2012

Janus Asset Allocation Fund

Janus World Allocation Fund
(formerly named Janus Dynamic Allocation Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687); or download the file from janus.com/info. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

SUMMARY

Global economic growth has been lackluster over the past 12 months, while Europe’s ongoing debt problems have been a continuing source of anxiety. As uncertainty grew, equity volatility increased and fixed income investors embraced the safety of U.S. Treasury securities despite record-low yields. Although this makes for a challenging investing environment, we believe that individual security selection is key to mitigating downside risk and navigating through volatile markets.

EQUITIES: VOLATILITY BEGETS OPPORTUNITY

Despite current macroeconomic uncertainty, we have strong convictions about the long-term potential of equities, especially for companies with long duration growth potential in their cash flows and earnings. Free-cash-flow yields on many growth companies are currently between 7% and 10%, while 10-year U.S. Treasury yields hover around 1.6% (to put this in perspective, keep in mind that the difference between free-cash-flow yields and 10-year Treasury securities averages 4% on a historical basis). This wider spread implies a substantial risk premium for stocks right now, and we believe it offers an attractive entry point for investment. Many companies are making good use of their free cash flow by hiking dividends, repurchasing stock or making strategic acquisitions that consolidate their position within their industries. Stocks also provide the potential for future growth, as well-positioned companies can increase revenues and cash flows, then deploy that capital in positive ways. In today’s low-yield environment, this makes a compelling case for equity investment.

Going forward, we believe the foundation for modest U.S. economic growth is on track. The uncertainty over Europe has delayed capital spending plans for many businesses, and that does rob businesses of some future growth. However, the last four years have also taught management teams to deal with uncertainty. Europe has at least been an uncertainty companies were aware of for the past three years. Investors also have been aware, and in many cases slower future growth in Europe already is reflected in stock prices. While companies do not know the exact outcomes for the region, they expect weakness and are not hinging their business plans on a stronger Europe. Instead, successful companies are focusing on innovative strategies that should allow them to take market share or expand their addressable market, positioning them to significantly grow revenues despite the slow-growth global economy that we’re facing.

FIXED INCOME: SHELTER FROM THE STORM

From a fixed income investment standpoint, a key objective in the first half of 2012 was to position our portfolios for greater market volatility. Credit markets enjoyed a strong rally in the first quarter of this year and fourth quarter of 2011, and we correctly assumed that this would be followed by some level of pullback as investors paused to consider where to go next. We also remain moderately concerned about the declining liquidity in corporate credit markets, as changing banking regulations have encouraged dealer banks to reduce credit inventory and step back from their traditional market-maker role; this reduced liquidity can lead to price gaps in volatile markets.

Given those factors, we focused on reducing credit in many of our fixed-income portfolios, particularly higher-beta and less-liquid credits. It’s important to note that we remain bullish on corporate credit in general, and are still overweight to credit compared with portfolio benchmarks. Collectively, we believe that credit offers the best risk-reward opportunities in the market today. Our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets, putting their businesses in a more stable position. However, we are cognizant of the credit market’s correlation to the equity market, and would consider further reducing our credit weighting if we became concerned about the direction of equities.

OUTLOOK: SEEKING CLARITY AND BALANCE

It’s likely that the markets will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy and the direction of the economy. Until we see

Janus Asset Allocation Fund | 1

(Continued) (unaudited)

significant deleveraging of financial institutions and restructuring of economies of developed nations, it’s likely that we will continue to struggle from a macroeconomic standpoint.

However, we still believe that the U.S. economy is resilient and that our culture of dynamic capitalism and creative disruption will stand us in good stead relative to other regions of the world. The key is to maintain balance until the tumult subsides, choosing securities carefully and mitigating downside risks. We believe this strategy will deliver the best results over the long term.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | JUNE 30, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the CIOs’ and manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to each CIO and the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Fund | 3

Janus World Allocation Fund (unaudited)

Fund Snapshot
We believe that active asset allocation among investments with distinct risk/return profiles can provide long-term growth of capital and outperform peers over time. We determine asset allocation by isolating the drivers of risk and return, then allocate using a dynamic approach that seeks to take advantage of market movements to enhance returns during rallies and protect principal during declines.
Dan Scherman portfolio manager

Performance Overview

Janus World Allocation Fund’s Class I Shares returned -6.12% for the 12-month period ended June 30, 2012. This compares to a return of -6.49% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of -2.96% for its secondary benchmark, the World Allocation Index, an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Index (65%) and the Barclays Global Aggregate Bond Index (35%).

Economic Overview

Global markets have been driven by fear over the past 12 months. Starting with ongoing concerns over Greece and proceeding westward to Italy, Portugal and Spain, the sovereign debt dominoes of Europe were the most obvious source of uncertainty. However, clear economic softness in China and other emerging markets, combined with a fragile recovery in the U.S., also contributed to investor anxiety. Asset class returns reflected these dynamics with generally the safer the asset class the better the performance. Fixed income investments, particularly long maturity U.S. Treasuries, were clearly the place to be; corporate bonds also performed well as an asset class but not as strong as Treasuries. In equities, the U.S. outperformed non-U.S. by a considerable margin. Developed markets generally outperformed non-developed markets (in U.S. dollars); emerging markets even lagged debt-strapped Europe.

Investment Process

The Fund is dynamically rebalanced quarterly between three categories or sleeves (Core, Alpha and Alternatives) and within categories (individual funds or investments). We combine an optimization process with qualitative reviews to make these decisions. Our Asset Allocation Committee approves the quantitative and qualitative parameters for each quarter and reviews classifications, allocations and rebalancing within the Fund.

Portfolio Overview

The Fund outperformed its primary benchmark due primarily due to its exposure to fixed income through Janus Global Bond Fund and Janus Flexible Bond Fund. Janus Global Life Sciences Fund was also a key contributor. The Fund underperformed its secondary benchmark due largely to our Alpha sleeve, which contains the Fund’s most aggressive equity strategies.

Four of the five top individual detractors – Janus Overseas Fund, Janus Global Select Fund, Janus Contrarian Fund and Janus Forty Fund – were from the Alpha sleeve. We reduced the Fund’s exposure to the Alpha and the Alternative sleeves during the period and increased exposure to the less aggressive Core sleeve, but the move wasn’t decisive enough. This change reduced our overall equity and alternatives exposures and increased our fixed income weighting.

Within the Alpha sleeve, we sought to lower its volatility by increasing our weighting in Perkins Global Value Fund and decreasing the weighting in Janus Forty Fund among others.

We reduced our weighting to the Alternatives sleeve during the first quarter of 2012 based on our assessment that higher correlations warranted a smaller allocation. Within the sleeve, we reduced our exposure in the iShares S&P GSCI Commodity Indexed Trust (ETF) and the WisdomTree Dreyfus Chinese Yuan Fund (ETF) and added the SPDR Gold Trust (ETF). We like gold for its diversification benefits and that the metal serves as hedge (an investment to reduce the risk of adverse price movements) against inflation or overly accommodative central banks. Overall, the Alternatives sleeve outperformed both the primary and secondary benchmarks.

The Core sleeve modestly underperformed the secondary benchmark. Within this sleeve, the most significant change was to increase the global fixed income allocation and reduce domestic fixed income to better fulfill the Fund’s global mandate. Similarly, we reduced domestic equity and

4 | JUNE 30, 2012

(unaudited)

increased global equity. Despite the latter change, the Fund remained slightly overweight the U.S. in equities relative to the secondary benchmark.

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity.

Thank you for investing in Janus World Allocation Fund.

Janus Asset Allocation Fund | 5

Janus World Allocation Fund (unaudited)

Janus World Allocation Fund (% of Net Assets)

Core
INTECH International Fund(1) – Class I Shares	2.1%
INTECH U.S. Growth Fund(2) – Class I Shares	2.3%
INTECH U.S. Value Fund(3) – Class I Shares	2.6%
Janus Flexible Bond Fund – Class N Shares	3.3%
Janus Global Bond Fund – Class I Shares	19.9%
Janus High-Yield Fund – Class N Shares	2.3%
Janus International Equity Fund – Class N Shares	6.9%
Janus Research Fund – Class N Shares	0.6%
Janus Short-Term Bond Fund – Class N Shares	3.2%
Janus Triton Fund – Class N Shares	3.3%
Perkins Large Cap Value Fund – Class N Shares	1.0%
Perkins Mid Cap Value Fund – Class N Shares	2.4%
Perkins Small Cap Value Fund – Class N Shares	1.9%
Alpha
Janus Contrarian Fund – Class I Shares	0.8%
Janus Forty Fund – Class N Shares	0.8%
Janus Global Life Sciences Fund – Class I Shares	5.6%
Janus Global Select Fund – Class I Shares	7.9%
Janus Global Technology Fund – Class I Shares	5.5%
Janus Overseas Fund – Class N Shares	8.8%
Perkins Global Value Fund – Class N Shares	8.3%
Alternative
iShares S&P GSCI Commodity – Indexed Trust (ETF)	1.5%
Janus Global Market Neutral Fund(4) – Class I Shares	1.2%
Janus Global Real Estate Fund – Class I Shares	1.2%
SPDR Gold Trust (ETF)	2.9%
WisdomTree Dreyfus Chinese Yuan Fund (ETF)	2.7%

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.
(4)	Formerly named Janus Long/Short Fund.

Janus World Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

6 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012			Expense Ratios – per the October 28, 2011 prospectus
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus World Allocation Fund – Class A Shares

NAV	–6.48%	0.83%	2.22%	1.39%

MOP	–11.83%	–0.72%

Janus World Allocation Fund – Class C Shares

NAV	–7.17%	0.17%	3.09%	2.14%

CDSC	–8.04%	0.17%

Janus World Allocation Fund – Class I Shares	–6.12%	0.99%	2.07%	1.14%

Janus World Allocation Fund – Class S Shares	–6.60%	0.63%	2.45%	1.64%

Janus World Allocation Fund – Class T Shares	–6.48%	0.85%	2.05%	1.39%

Morgan Stanley Capital International All Country World IndexSM	–6.49%	0.82%

World Allocation Index	–2.96%	3.09%

Lipper Quartile – Class I Shares	3rd	3rd

Lipper Ranking – based on total returns for Global Flexible Portfolio Funds	216/320	99/137

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Fund | 7

Janus World Allocation Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the underlying funds. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 31, 2008 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective September 30, 2011, Janus Dynamic Allocation Fund changed its name to Janus World Allocation Fund, its primary benchmark from Russell 3000 Index to MSCI All Country World Index and its secondary benchmark from Dynamic Allocation Composite Index to World Allocation Index. Janus Capital believes that these changes provide a more appropriate representation of the Fund’s investment strategy that includes an increased focus on global investments, including emerging markets.

*	The predecessor Fund’s inception date – September 3, 2008

8 | JUNE 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,031.90	$5.10

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,027.80	$9.23

Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,036.40	$2.33

Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,030.90	$5.96

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,032.00	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.22

†	Expenses are equal to the annualized expense ratio of 1.01% for Class A Shares, 1.83% for Class C Shares, 0.46% for Class I Shares, 1.18% for Class S Shares and 1.04% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Fund | 9

Janus World Allocation Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Exchange-Traded Funds – 7.1%
Commodity – 4.4%
3,040	iShares S&P GSCI Commodity – Indexed Trust (ETF)	$92,537
1,130	SPDR Gold Trust (ETF)*	175,365
		267,902
Currency – 2.7%
6,500	WisdomTree Dreyfus Chinese Yuan Fund (ETF)	163,865

Total Exchange-Traded Funds (cost $431,867)		431,767

Mutual Funds(1) – 91.9%
Equity Funds – 63.2%
18,466	INTECH International Fund(2) – Class I Shares	125,014
9,912	INTECH U.S. Growth Fund(3) – Class I Shares	142,245
15,316	INTECH U.S. Value Fund(4) – Class I Shares	156,074
3,739	Janus Contrarian Fund – Class I Shares	51,219
1,355	Janus Forty Fund – Class N Shares	48,920
11,829	Janus Global Life Sciences Fund – Class I Shares	338,550
8,365	Janus Global Market Neutral Fund(5) – Class I Shares	72,022
8,134	Janus Global Real Estate Fund – Class I Shares	75,485
52,284	Janus Global Select Fund – Class I Shares	485,195
18,929	Janus Global Technology Fund – Class I Shares	338,260
42,446	Janus International Equity Fund – Class N Shares	422,337
17,136	Janus Overseas Fund – Class N Shares	539,259
1,291	Janus Research Fund – Class N Shares	38,974
11,490	Janus Triton Fund – Class N Shares	202,918
41,743	Perkins Global Value Fund – Class N Shares	504,668
4,365	Perkins Large Cap Value Fund – Class N Shares	58,622
7,076	Perkins Mid Cap Value Fund – Class N Shares	148,243
5,397	Perkins Small Cap Value Fund – Class N Shares	114,093
		3,862,098
Fixed Income Funds – 28.7%
18,512	Janus Flexible Bond Fund – Class N Shares	200,855
116,066	Janus Global Bond Fund – Class I Shares	1,215,213
15,682	Janus High-Yield Fund – Class N Shares	141,294
64,259	Janus Short-Term Bond Fund – Class N Shares	197,919
		1,755,281

Total Mutual Funds (cost $5,232,204)		5,617,379

Money Market – 1.0%
63,000	Janus Cash Liquidity Fund LLC, 0% (cost $63,000)	63,000

Total Investments (total cost $5,727,071) – 100.0%		6,112,146

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		9

Net Assets – 100%		$6,112,155

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Formerly named Janus Long/Short Fund.

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2012

Statement of Assets and Liabilities

As of June 30, 2012	Janus World
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Assets:
Investments at cost	$5,727
Unaffiliated investments at value	$432
Affiliated investments at value	5,680
Cash	1
Receivables:
Investments sold	4
Fund shares sold	–
Dividends	4
Due from adviser	44
Non-interested Trustees’ deferred compensation	–
Other assets	1
Total Assets	6,166
Liabilities:
Payables:
Investments purchased	4
Fund shares repurchased	4
Advisory fees	–
Fund administration fees	–
Internal servicing cost	–
Administrative services fees	–
Distribution fees and shareholder servicing fees	3
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	42
Total Liabilities	54
Net Assets	$6,112

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 11

Statement of Assets and Liabilities  (continued)

As of June 30, 2012	Janus World
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,781
Undistributed net investment income*	11
Undistributed net realized loss from investment and foreign currency transactions*	(65)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	385
Total Net Assets	$6,112
Net Assets - Class A Shares	$2,577
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	285
Net Asset Value Per Share(2)	$9.05
Maximum Offering Price Per Share(3)	$9.60
Net Assets - Class C Shares	$1,983
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	224
Net Asset Value Per Share(2)	$8.87
Net Assets - Class I Shares	$720
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79
Net Asset Value Per Share	$9.11
Net Assets - Class S Shares	$233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26
Net Asset Value Per Share	$9.00
Net Assets - Class T Shares	$599
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66
Net Asset Value Per Share	$9.04

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12 | JUNE 30, 2012

Statement of Operations

For the fiscal year ended June 30, 2012	Janus World
(all numbers in thousands)	Allocation Fund(1)

Investment Income:
Interest	$–
Dividends	–
Dividends from affiliates	132
Total Investment Income	132
Expenses:
Advisory fees	5
Internal servicing expense - Class A Shares	–
Internal servicing expense - Class C Shares	–
Internal servicing expense - Class I Shares	–
Shareholder reports expense	45
Transfer agent fees and expenses	2
Registration fees	32
Custodian fees	2
Professional fees	35
Non-interested Trustees’ fees and expenses	–
Fund administration fees	1
Administrative services fees - Class S Shares	1
Administrative services fees - Class T Shares	2
Distribution fees and shareholder servicing fees - Class A Shares	7
Distribution fees and shareholder servicing fees - Class C Shares	23
Distribution fees and shareholder servicing fees - Class S Shares	1
Administrative, networking and omnibus fees - Class A Shares	1
Administrative, networking and omnibus fees - Class C Shares	4
Administrative, networking and omnibus fees - Class I Shares	1
Other expenses	2
Total Expenses	164
Expense and Fee Offset	–
Net Expenses	164
Less: Excess Expense Reimbursement	(97)
Net Expenses after Expense Reimbursement	67
Net Investment Income	65
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions(2)	(26)
Capital gain distributions from Underlying Funds	95
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(742)
Net Loss on Investments	(673)
Net Decrease in Net Assets Resulting from Operations	$(608)

(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 13

Statements of Changes in Net Assets

For the fiscal years ended June 30	Janus World Allocation Fund(1)
(all numbers in thousands)	2012	2011

Operations:
Net investment income	$65	$111
Net realized gain/(loss) from investment and foreign currency transactions(2)	(26)	418
Capital gain distributions from Underlying Funds	95	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(742)	723
Net Increase/(Decrease) in Net Assets Resulting from Operations	(608)	1,255
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(34)	(49)
Class C Shares	(30)	(23)
Class I Shares	(10)	(20)
Class S Shares	(3)	(4)
Class T Shares	(9)	(3)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(142)	(83)
Class C Shares	(125)	(73)
Class I Shares	(45)	(33)
Class S Shares	(12)	(8)
Class T Shares	(38)	(5)
Net Decrease from Dividends and Distributions	(448)	(301)
Capital Share Transactions:
Shares Sold
Class A Shares	213	593
Class C Shares	155	788
Class I Shares	137	625
Class S Shares	4	24
Class T Shares	136	3,187
Reinvested Dividends and Distributions
Class A Shares	172	129
Class C Shares	145	88
Class I Shares	55	53
Class S Shares	15	12
Class T Shares	47	8
Shares Repurchased
Class A Shares	(1,039)	(516)
Class C Shares	(877)	(677)
Class I Shares	(608)	(943)
Class S Shares	(9)	(112)
Class T Shares	(439)	(2,342)
Net Increase/(Decrease) from Capital Share Transactions	(1,893)	917
Net Increase/(Decrease) in Net Assets	(2,949)	1,871
Net Assets:
Beginning of period	9,061	7,190
End of period	$6,112	$9,061

Undistributed Net Investment Income*	$11	$34

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | JUNE 30, 2012

Financial Highlights

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.37	$9.20	$8.76	$10.00
Income from Investment Operations:
Net investment income	0.12	0.17	0.07	0.15
Net gain/(loss) on investments (both realized and unrealized)	(0.82)	1.41	0.49	(1.31)
Total from Investment Operations	(0.70)	1.58	0.56	(1.16)
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.15)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.62)	(0.41)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.05	$10.37	$9.20	$8.76
Total Return**	(6.48)%	17.21%	6.27%	(11.38)%
Net Assets, End of Period (in thousands)	$2,577	$3,651	$3,059	$1,734
Average Net Assets for the Period (in thousands)	$2,937	$3,482	$2,956	$488
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	2.05%	1.55%	1.57%	13.34%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	0.72%	0.46%	0.45%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.72%	0.46%	0.45%	0.61%
Ratio of Net Investment Income to Average Net Assets***	1.09%	1.62%	1.13%	3.35%
Portfolio Turnover Rate	36%	71%	46%^	70%

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.25	$9.11	$8.74	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.02	0.08	(0.01)	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.78)	1.40	0.50	(1.37)
Total from Investment Operations	(0.76)	1.48	0.49	(1.18)
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.08)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.62)	(0.34)	(0.12)	(0.08)
Net Asset Value, End of Period	$8.87	$10.25	$9.11	$8.74
Total Return**	(7.17)%	16.27%	5.47%	(11.58)%
Net Assets, End of Period (in thousands)	$1,983	$2,922	$2,429	$1,288
Average Net Assets for the Period (in thousands)	$2,344	$2,776	$2,168	$684
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	2.91%	2.42%	2.28%	13.46%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	1.47%	1.26%	1.22%	0.48%(5)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.47%	1.26%	1.21%	0.48%(5)
Ratio of Net Investment Income to Average Net Assets***	0.41%	0.81%	0.34%	3.37%
Portfolio Turnover Rate	36%	71%	46%^	70%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses to Average Net Assets (After Waivers but Prior to Any Expense Offsets) and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.46% and 1.45%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 15

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.39	$9.22	$8.79	$10.00
Income from Investment Operations:
Net investment income	0.19	0.18	0.05	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.86)	1.40	0.50	(1.32)
Total from Investment Operations	(0.67)	1.58	0.55	(1.13)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.15)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.61)	(0.41)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.11	$10.39	$9.22	$8.79
Total Return**	(6.12)%	17.22%	6.13%	(11.08)%
Net Assets, End of Period (in thousands)	$720	$1,276	$1,371	$782
Average Net Assets for the Period (in thousands)	$912	$1,367	$1,332	$382
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.83%	1.40%	1.35%	13.47%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	0.47%	0.48%	0.46%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.47%	0.48%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets***	1.42%	1.62%	1.12%	3.57%
Portfolio Turnover Rate	36%	71%	46%^	70%

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.34	$9.17	$8.75	$10.00
Income from Investment Operations:
Net investment income	0.08	0.19	0.15	0.19
Net gain/(loss) on investments (both realized and unrealized)	(0.80)	1.36	0.39	(1.36)
Total from Investment Operations	(0.72)	1.55	0.54	(1.17)
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.12)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.62)	(0.38)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.00	$10.34	$9.17	$8.75
Total Return**	(6.69)%	16.95%	6.04%	(11.48)%
Net Assets, End of Period (in thousands)	$233	$255	$292	$458
Average Net Assets for the Period (in thousands)	$239	$326	$355	$274
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	2.28%	1.78%	1.91%	16.43%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	0.91%	0.77%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.91%	0.77%	0.74%	0.71%
Ratio of Net Investment Income to Average Net Assets***	0.96%	1.37%	0.79%	3.09%
Portfolio Turnover Rate	36%	71%	46%^	70%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16 | JUNE 30, 2012

Class T Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.36	$9.21	$8.78	$8.25
Income from Investment Operations:
Net investment income	0.11	0.18	0.09	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.81)	1.39	0.46	0.52
Total from Investment Operations	(0.70)	1.57	0.55	0.53
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.16)	(0.10)	–
Distributions (from capital gains)*	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.62)	(0.42)	(0.12)	–
Net Asset Value, End of Period	$9.04	$10.36	$9.21	$8.78
Total Return**	(6.50)%	17.04%	6.14%	6.42%
Net Assets, End of Period (in thousands)	$599	$957	$39	$1
Average Net Assets for the Period (in thousands)	$706	$1,044	$27	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.96%	1.38%	1.12%	7.61%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(4)	0.72%	0.51%	0.47%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.72%	0.51%	0.46%	0.70%
Ratio of Net Investment Income to Average Net Assets***	1.15%	0.54%	0.97%	1.56%
Portfolio Turnover Rate	36%	71%	46%^	70%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 17

Notes to Schedule of Investments

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Lipper Global Flexible Portfolio Funds	Funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

World Allocation Index	A hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Morgan Stanley Capital International All Country World IndexSM (65%) and the Barclays Global Aggregate Bond Index (35%).

ETF	Exchange-Traded Fund

SPDR	Standard & Poor’s Depositary Receipt

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus World Allocation Fund(1)
Exchange-Traded Funds	$431,767	$–	$–

Mutual Funds
Equity Funds	–	3,862,098	–
Fixed Income Funds	–	1,755,281	–

Money Market	–	63,000	–

Total Investments in Securities	$431,767	$5,680,379	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

18 | JUNE 30, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus World Allocation Fund (formerly named Janus Dynamic Allocation Fund) (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”) with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund in this report is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The expected asset allocation ranges are as follows: 30%-80% equity investments, 20%-60% fixed income investments, and 0%-20% alternative investments for the Fund. The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE EQUITY SECURITIES ASSET CATEGORY
INTECH GLOBAL DIVIDEND FUND seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH INTERNATIONAL FUND (formerly named INTECH RISK-MANAGED INTERNATIONAL FUND) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index

Janus Asset Allocation Fund | 19

Notes to Financial Statements (continued)

is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. CORE FUND (formerly named INTECH RISK-MANAGED CORE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. GROWTH FUND (formerly named INTECH RISK-MANAGED GROWTH FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. VALUE FUND (formerly named INTECH RISK-MANAGED VALUE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

JANUS ASIA EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World IndexSM, which measures the equity market

20 | JUNE 30, 2012

performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds (“ETFs”). The fund may invest in companies of any market capitalization.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL MARKET NEUTRAL FUND seeks long-term capital appreciation independent of stock market direction. The fund’s market neutral strategy attempts to create a portfolio that limits stock market risk and delivers absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and ETFs in an effort to insulate the fund’s performance from general stock market movements. The fund seeks a combination of long and short positions that may provide positive returns regardless of market direction, through a complete market cycle. The fund will generally buy long securities that the portfolio manager believes will go up in price and will sell short ETFs and other equity securities the portfolio manager believes will go down in price. The fund may also take long and short positions in derivative instruments that provide exposure to the equity markets, including swaps, options, futures, and other index-based instruments. The fund’s investments may include holdings across different industries, sectors, and regions. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also have significant exposure to emerging markets.

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

Janus Asset Allocation Fund | 21

Notes to Financial Statements (continued)

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS PROTECTED SERIES – GLOBAL seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in

22 | JUNE 30, 2012

securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories and may, at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors. Effective October 15, 2012, the fund’s name will change to Janus Real Return Fund, and its principal investment strategies will change accordingly.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth

Janus Asset Allocation Fund | 23

Notes to Financial Statements (continued)

Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

JANUS WORLDWIDE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS SELECT VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund

24 | JUNE 30, 2012

normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE FIXED-INCOME SECURITIES ASSET CATEGORY
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including ETFs. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s

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Notes to Financial Statements (continued)

and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund and underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

26 | JUNE 30, 2012

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the

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Notes to Financial Statements (continued)

Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year. There were no Level 3 securities during the fiscal year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative

28 | JUNE 30, 2012

unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and certain underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund and underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund and certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund and certain underlying funds may require the counterparty to post collateral if the Fund or underlying funds have a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Fund and underlying funds may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund and underlying funds.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund and underlying funds could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund and underlying funds paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise,

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Notes to Financial Statements (continued)

which may cause the Fund’s and underlying funds’ NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund or underlying funds create leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Fund during the fiscal year ended June 30, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any

30 | JUNE 30, 2012

European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to an underlying fund. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on an underlying fund’s operations is unknown.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Global Market Neutral Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Global Market Neutral Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Global Market Neutral Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Global Market Neutral Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Global Market Neutral Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Global Market Neutral Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Global Market Neutral Fund’s agreement with its lender, the NAV per share of Janus Global Market Neutral Fund will tend

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Notes to Financial Statements (continued)

to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Global Market Neutral Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Global Market Neutral Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Global Market Neutral Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Global Market Neutral Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities, if applicable.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance.

Exchange-Traded Funds
The Fund or underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund or underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The Fund or underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other

32 | JUNE 30, 2012

types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or underlying funds’ total returns. The Fund or underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect the underlying fund’s return.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to

Janus Asset Allocation Fund | 33

Notes to Financial Statements (continued)

prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. The underlying Janus Global Market Neutral Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

34 | JUNE 30, 2012

Sovereign Debt
The underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The underlying funds may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the underlying funds’ holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying funds may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which an underlying fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus World Allocation Fund(1)	All Asset Levels	0.07

(1)	Formerly named Janus Dynamic Allocation Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping,

Janus Asset Allocation Fund | 35

Notes to Financial Statements (continued)

subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Fund until at least November 1, 2012 by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Fund	Limit (%)

Janus World Allocation Fund(1)	0.45

(1)	Formerly named Janus Dynamic Allocation Fund.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expired September 3, 2011. At the fiscal year ended June 30, 2012, there was no recoupment.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2012.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund’s Chief Compliance Officer and certain other Fund officers may be compensated by the Fund. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administrative services to the Fund. Total compensation of $801,869 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended June 30, 2012. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30,

36 | JUNE 30, 2012

2012, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus World Allocation Fund(1)	$876

(1)	Formerly named Janus Dynamic Allocation Fund.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal year ended June 30, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2012, redeeming shareholders of Class C Shares paid the following CDSC:

Fund (Class C Shares)	CDSC

Janus World Allocation Fund(1)	$430

(1)	Formerly named Janus Dynamic Allocation Fund.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended June 30, 2012, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus World Allocation Fund(1)
INTECH International Fund(2) – Class I Shares	1,498	$10,423	(8,851)	$(60,864)	$(6,645)	$1,344	$125,014
INTECH U.S. Growth Fund(3) – Class I Shares	791	10,763	(6,898)	(92,561)	5,861	1,559	142,245
INTECH U.S. Value Fund(4) – Class I Shares	1,306	12,674	(8,851)	(84,615)	(366)	3,166	156,074
Janus Cash Liquidity Fund LLC	394,067	394,064	(478,197)	(478,197)	–	67	63,000
Janus Contrarian Fund – Class I Shares	491	6,371	(15,425)	(187,428)	7,302	2	51,219
Janus Flexible Bond Fund – Class I Shares	5,522	58,732	(103,179)	(1,098,310)	73,336	21,575	–
Janus Flexible Bond Fund – Class N Shares	93	1,013	(168)	(1,816)	30	449	200,855
Janus Forty Fund – Class I Shares	347	11,558	(11,671)	(372,260)	17,025	1,519	–
Janus Forty Fund – Class N Shares	4	142	(1,297)	(45,681)	12,607	–	48,920
Janus Global Bond Fund – Class I Shares	128,457	1,332,316	(40,517)	(421,213)	4,874	35,271	1,215,213
Janus Global Life Sciences Fund – Class I Shares	804	20,944	(6,415)	(163,563)	8,486	643	338,550
Janus Global Market Neutral Fund(5) – Class I Shares	1,592	14,365	(4,283)	(39,937)	(4,013)	8,522	72,022
Janus Global Real Estate Fund – Class I Shares	1,187	10,238	(11,466)	(102,130)	(5,424)	2,687	75,485
Janus Global Select Fund – Class I Shares	7,036	76,904	(27,839)	(283,541)	(50,513)	6,236	485,195
Janus Global Technology Fund – Class I Shares	4,264	79,855	(7,799)	(131,227)	(10,002)	–	338,260
Janus Growth and Income Fund – Class I Shares	–	1	(5)	(170)	47	1	–
Janus High-Yield Fund – Class I Shares	3,113	27,634	(13,116)	(116,416)	(3,950)	15,735	–
Janus High-Yield Fund – Class N Shares	152	1,360	(4,638)	(41,690)	665	800	141,294
Janus International Equity Fund – Class I Shares	6,210	63,058	(19,828)	(206,031)	(22,469)	7,831	–
Janus International Equity Fund – Class N Shares	117	1,127	(445)	(4,389)	(511)	–	422,337
Janus Overseas Fund – Class I Shares	4,600	166,591	(6,733)	(251,337)	(55,019)	–	–
Janus Overseas Fund – Class N Shares	51	1,562	(196)	(6,159)	(1,411)	–	539,259

Janus Asset Allocation Fund | 37

Notes to Financial Statements (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus Research Fund – Class I Shares	61	1,800	(1,795)	(51,184)	3,558	407	–
Janus Research Fund – Class N Shares	2	60	(9)	(277)	70	–	38,974
Janus Short-Term Bond Fund – Class I Shares	5,586	17,158	(28,820)	(88,416)	(125)	4,841	–
Janus Short-Term Bond Fund – Class N Shares	249	766	(590)	(1,816)	3	241	197,919
Janus Triton Fund – Class I Shares	1,195	20,224	(5,819)	(99,104)	2,841	635	–
Janus Triton Fund – Class N Shares	30	505	(113)	(1,967)	59	–	202,918
Perkins Global Value Fund – Class I Shares	30,692	365,516	(12,223)	(145,999)	(8,632)	9,444	–
Perkins Global Value Fund – Class N Shares	109	1,284	(412)	(4,903)	(314)	–	504,668
Perkins Large Cap Value Fund – Class I Shares	1,737	22,181	(1,920)	(25,321)	(406)	1,454	–
Perkins Large Cap Value Fund – Class N Shares	10	124	(37)	(484)	(3)	–	58,622
Perkins Mid Cap Value Fund – Class I Shares	1,103	23,082	(3,004)	(65,021)	(3,609)	2,588	–
Perkins Mid Cap Value Fund – Class N Shares	17	354	(67)	(1,387)	(127)	–	148,243
Perkins Small Cap Value Fund – Class I Shares	1,073	22,704	(2,252)	(50,218)	(4,791)	5,152	–
Perkins Small Cap Value Fund – Class N Shares	13	276	(52)	(1,085)	(157)	–	114,093

		$2,777,729		$(4,726,717)	$(41,723)	$132,169	$5,680,379

(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Formerly named Janus Long/Short Fund.

The seed capital investments by Janus Capital or an affiliate as of June 30, 2012 are indicated in the following table.

Seed
Capital at
Fund	6/30/12

Janus World Allocation Fund(1) - Class S Shares	$211,089

(1)	Formerly named Janus Dynamic Allocation Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year Loss	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus World Allocation Fund(1)	$13,224	$109,042	$–	$(61,210)	$(101)	$269,922

(1)	Formerly named Janus Dynamic Allocation Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus World Allocation Fund(1)	$5,842,224	$398,397	$(128,475)

(1)	Formerly named Janus Dynamic Allocation Fund.

38 | JUNE 30, 2012

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus World Allocation Fund(1)	$85,894	$362,453	$–	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus World Allocation Fund(1)	$110,660	$190,704	$–	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

6.	Capital Share Transactions

	Janus World Allocation Fund(1)
For the fiscal years ended June 30 (all numbers are in thousands)	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	23	57
Reinvested dividends and distributions	20	12
Shares repurchased	(110)	(50)
Net Increase/(Decrease) in Fund Shares	(67)	19
Shares Outstanding, Beginning of Period	352	333
Shares Outstanding, End of Period	285	352
Transactions in Fund Shares – Class C Shares:
Shares sold	17	77
Reinvested dividends and distributions	17	8
Shares repurchased	(95)	(67)
Net Increase/(Decrease) in Fund Shares	(61)	18
Shares Outstanding, Beginning of Period	285	267
Shares Outstanding, End of Period	224	285
Transactions in Fund Shares – Class I Shares:
Shares sold	14	61
Reinvested dividends and distributions	6	5
Shares repurchased	(64)	(92)
Net Increase/(Decrease) in Fund Shares	(44)	(26)
Shares Outstanding, Beginning of Period	123	149
Shares Outstanding, End of Period	79	123

Janus Asset Allocation Fund | 39

Notes to Financial Statements (continued)

	Janus World Allocation Fund(1)
For the fiscal years ended June 30 (all numbers are in thousands)	2012	2011

Transactions in Fund Shares – Class S Shares:
Shares sold	–	3
Reinvested dividends and distributions	2	1
Shares repurchased	(1)	(11)
Net Increase/(Decrease) in Fund Shares	1	(7)
Shares Outstanding, Beginning of Period	25	32
Shares Outstanding, End of Period	26	25
Transactions in Fund Shares – Class T Shares:
Shares sold	15	306
Reinvested dividends and distributions	5	1
Shares repurchased	(46)	(219)
Net Increase/(Decrease) in Fund Shares	(26)	88
Shares Outstanding, Beginning of Period	92	4
Shares Outstanding, End of Period	66	92

(1)	Formerly named Janus Dynamic Allocation Fund.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus World Allocation Fund(1)	$2,574,287	$4,695,813	$–	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

40 | JUNE 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus World Allocation Fund, formerly named Janus Dynamic Allocation Fund, (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2012 and the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2012

Janus Asset Allocation Fund | 41

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

42 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment

Janus Asset Allocation Fund | 43

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | JUNE 30, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal year ended June 30, 2012:

Capital Gain Distributions

Fund

Janus World Allocation Fund(1)	$362,453

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus World Allocation Fund(1)	$2,851	$15,695

Dividends Received Deduction Percentage

Fund

Janus World Allocation Fund(1)	100%

Qualified Dividend Income

Fund

Janus World Allocation Fund(1)	100%

(1)	Formerly named Janus Dynamic Allocation Fund.

Janus Asset Allocation Fund | 45

Trustees and Officers (unaudited)

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the may also be officers and/or directors of Janus Capital. officers receive no compensation from the , except for the Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

46 | JUNE 30, 2012

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008 - 2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Asset Allocation Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital
(Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

48 | JUNE 30, 2012

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus World Allocation Fund	9/08-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Asset Allocation Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0712-008	125-02-93008 08-12

ANNUAL REPORT

June 30, 2012

Janus Asset Allocation Funds

Janus Growth Allocation Fund
Janus Moderate Allocation Fund
Janus Conservative Allocation Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

SUMMARY

Global economic growth has been lackluster over the past 12 months, while Europe’s ongoing debt problems have been a continuing source of anxiety. As uncertainty grew, equity volatility increased and fixed income investors embraced the safety of U.S. Treasury securities despite record-low yields. Although this makes for a challenging investing environment, we believe that individual security selection is key to mitigating downside risk and navigating through volatile markets.

EQUITIES: VOLATILITY BEGETS OPPORTUNITY

Despite current macroeconomic uncertainty, we have strong convictions about the long-term potential of equities, especially for companies with long duration growth potential in their cash flows and earnings. Free-cash-flow yields on many growth companies are currently between 7% and 10%, while 10-year U.S. Treasury yields hover around 1.6% (to put this in perspective, keep in mind that the difference between free-cash-flow yields and 10-year Treasury securities averages 4% on a historical basis). This wider spread implies a substantial risk premium for stocks right now, and we believe it offers an attractive entry point for investment. Many companies are making good use of their free cash flow by hiking dividends, repurchasing stock or making strategic acquisitions that consolidate their position within their industries. Stocks also provide the potential for future growth, as well-positioned companies can increase revenues and cash flows, then deploy that capital in positive ways. In today’s low-yield environment, this makes a compelling case for equity investment.

Going forward, we believe the foundation for modest U.S. economic growth is on track. The uncertainty over Europe has delayed capital spending plans for many businesses, and that does rob businesses of some future growth. However, the last four years have also taught management teams to deal with uncertainty. Europe has at least been an uncertainty companies were aware of for the past three years. Investors also have been aware, and in many cases slower future growth in Europe already is reflected in stock prices. While companies do not know the exact outcomes for the region, they expect weakness and are not hinging their business plans on a stronger Europe. Instead, successful companies are focusing on innovative strategies that should allow them to take market share or expand their addressable market, positioning them to significantly grow revenues despite the slow-growth global economy that we’re facing.

FIXED INCOME: SHELTER FROM THE STORM

From a fixed income investment standpoint, a key objective in the first half of 2012 was to position our portfolios for greater market volatility. Credit markets enjoyed a strong rally in the first quarter of this year and fourth quarter of 2011, and we correctly assumed that this would be followed by some level of pullback as investors paused to consider where to go next. We also remain moderately concerned about the declining liquidity in corporate credit markets, as changing banking regulations have encouraged dealer banks to reduce credit inventory and step back from their traditional market-maker role; this reduced liquidity can lead to price gaps in volatile markets.

Given those factors, we focused on reducing credit in many of our fixed-income portfolios, particularly higher-beta and less-liquid credits. It’s important to note that we remain bullish on corporate credit in general, and are still overweight to credit compared with portfolio benchmarks. Collectively, we believe that credit offers the best risk-reward opportunities in the market today. Our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets, putting their businesses in a more stable position. However, we are cognizant of the credit market’s correlation to the equity market, and would consider further reducing our credit weighting if we became concerned about the direction of equities.

OUTLOOK: SEEKING CLARITY AND BALANCE

It’s likely that the markets will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy and the direction of the economy. Until we see

Janus Asset Allocation Funds | 1

(Continued) (unaudited)

significant deleveraging of financial institutions and restructuring of economies of developed nations, it’s likely that we will continue to struggle from a macroeconomic standpoint.

However, we still believe that the U.S. economy is resilient and that our culture of dynamic capitalism and creative disruption will stand us in good stead relative to other regions of the world. The key is to maintain balance until the tumult subsides, choosing securities carefully and mitigating downside risks. We believe this strategy will deliver the best results over the long term.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | JUNE 30, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and manager’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to each CIO and the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

Janus Asset Allocation Funds | 3

(Continued) (unaudited)

owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2012

Janus Growth Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can potentially provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Growth Allocation Fund’s Class T Shares returned -3.90% for the 12-month period ended June 30, 2012. This compares to a return of 5.45% for the S&P 500 Index, the Fund’s primary benchmark, and a return of -0.83% for its secondary benchmark, the Growth Allocation Index, which is a hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE Index (25%), the Barclays U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets Index (5%).

Economic Overview

Global markets have been driven by fear over the past 12 months. Starting with ongoing concerns over Greece and proceeding westward to Italy, Portugal and Spain, the sovereign debt dominoes of Europe were the most obvious source of uncertainty. However, clear economic softness in China and other emerging markets, combined with a fragile recovery in the U.S., also contributed to investor anxiety. Asset class returns reflected these dynamics with generally the safer the asset class the better the performance. Fixed income investments, particularly long maturity U.S. Treasuries, were clearly the place to be; corporate bonds also performed well as an asset class but not as strong as Treasuries. In equities, the U.S. outperformed non-U.S. by a considerable margin. Developed markets generally outperformed non-developed markets (in U.S. dollars); emerging markets even lagged debt-strapped Europe.

Investment Process

Janus Growth Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Growth Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary and secondary benchmarks largely due to the underperformance of some of its underlying equity funds. Our equity funds with the most international exposure, namely Janus Overseas Fund, Janus International Equity Fund and INTECH International Fund, were the largest detractors. Conversely, our fixed income holding Janus Flexible Bond Fund was the largest contributor followed by INTECH U.S. Value Fund and INTECH U.S. Growth Fund.

Among changes during the period, we increased INTECH International Fund and reduced Janus International Equity Fund and Janus Overseas Fund to improve diversification. We also increased exposure to Janus Global Bond Fund

Janus Asset Allocation Funds | 5

Janus Growth Allocation Fund (unaudited)

to more closely match our strategic asset allocation targets.

We also added direct exposure to emerging markets by establishing a position in Janus Emerging Markets Fund. This marked the first time the Fund has had explicit exposure to the asset class, although it has indirect exposure through certain investments, such as Janus Overseas Fund, which have historically held a significant percentage in emerging markets. We made the move in recognition of the larger representation emerging markets have in global capital markets and based on our assessment that emerging markets are better positioned to weather the continuing fiscal storm than developed markets are experiencing (particularly Europe).

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity.

Thank you for investing in Janus Growth Allocation Fund.

6 | JUNE 30, 2012

(unaudited)

Janus Growth Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class N Shares	12.5%
Janus International Equity Fund – Class N Shares	12.1%
INTECH U.S. Value Fund(1) – Class I Shares	10.7%
Perkins Large Cap Value Fund – Class N Shares	9.9%
INTECH U.S. Growth Fund(2) – Class I Shares	9.3%
INTECH International Fund(3) – Class I Shares	7.7%
Janus Overseas Fund – Class N Shares	7.3%
Janus Research Fund – Class N Shares	5.6%
Janus Global Bond Fund – Class I Shares	4.9%
Janus Global Real Estate Fund – Class I Shares	3.7%
Janus Twenty Fund – Class D Shares	3.6%
Janus Fund – Class N Shares	3.1%
Perkins Mid Cap Value Fund – Class N Shares	2.0%
Perkins Small Cap Value Fund – Class N Shares	2.0%
Janus Triton Fund – Class N Shares	1.8%
Janus Short-Term Bond Fund – Class N Shares	1.4%
Janus Emerging Markets Fund – Class I Shares	1.0%
Janus High-Yield Fund – Class N Shares	0.6%
Janus Contrarian Fund – Class I Shares	0.6%
Janus Global Select Fund – Class I Shares	0.2%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Growth Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Janus Asset Allocation Funds | 7

Janus Growth Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth Allocation Fund – Class A Shares

NAV	–4.04%	1.02%	4.70%	1.12%	1.12%

MOP	–9.54%	–0.17%	3.75%

Janus Growth Allocation Fund – Class C Shares

NAV	–4.90%	0.24%	3.90%	1.89%	1.89%

CDSC	–5.84%	0.24%	3.90%

Janus Growth Allocation Fund – Class D Shares(1)	–3.77%	1.20%	4.89%	0.96%	0.96%

Janus Growth Allocation Fund – Class I Shares	–3.78%	1.15%	4.85%	0.93%	0.93%

Janus Growth Allocation Fund – Class S Shares	–4.18%	0.80%	4.47%	1.35%	1.35%

Janus Growth Allocation Fund – Class T Shares	–3.90%	1.15%	4.85%	1.03%	1.03%

S&P 500® Index	5.45%	0.22%	3.52%

Growth Allocation Index	–0.83%	0.55%	4.01%

Lipper Quartile – Class T Shares	4th	2nd	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	484/568	175/475	49/415

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 9

Janus Growth Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,057.50	$2.61

Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,051.70	$7.45

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,059.00	$1.38

Hypothetical (5% return before expenses)	$1,000.00	$1,023.52	$1.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,059.90	$0.87

Hypothetical (5% return before expenses)	$1,000.00	$1,024.02	$0.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,056.70	$2.91

Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$2.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,058.10	$1.48

Hypothetical (5% return before expenses)	$1,000.00	$1,023.42	$1.46

†	Expenses are equal to the annualized expense ratio of 0.51% for Class A Shares, 1.46% for Class C Shares, 0.27% for Class D Shares, 0.17% for Class I Shares, 0.57% for Class S Shares and 0.29% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

10 | JUNE 30, 2012

Janus Growth Allocation Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 80.6%
2,609,631	INTECH International Fund(2) – Class I Shares	$17,667,203
1,497,490	INTECH U.S. Growth Fund(3) – Class I Shares	21,488,985
2,406,119	INTECH U.S. Value Fund(4) – Class I Shares	24,518,357
94,561	Janus Contrarian Fund – Class I Shares	1,295,484
312,215	Janus Emerging Markets Fund – Class I Shares	2,335,372
238,633	Janus Fund – Class N Shares	7,135,115
915,775	Janus Global Real Estate Fund – Class I Shares	8,498,392
54,003	Janus Global Select Fund – Class I Shares	501,150
2,784,974	Janus International Equity Fund – Class N Shares	27,710,490
533,485	Janus Overseas Fund – Class N Shares	16,788,778
428,559	Janus Research Fund – Class N Shares	12,942,470
231,211	Janus Triton Fund – Class N Shares	4,083,187
142,825	Janus Twenty Fund – Class D Shares	8,310,988
1,696,104	Perkins Large Cap Value Fund – Class N Shares	22,778,670
225,507	Perkins Mid Cap Value Fund – Class N Shares	4,724,368
214,464	Perkins Small Cap Value Fund – Class N Shares	4,533,761
		185,312,770
Fixed Income Funds – 19.4%
2,651,311	Janus Flexible Bond Fund – Class N Shares	28,766,729
1,072,610	Janus Global Bond Fund – Class I Shares	11,230,224
156,805	Janus High-Yield Fund – Class N Shares	1,412,815
1,037,418	Janus Short-Term Bond Fund – Class N Shares	3,195,247
		44,605,015

Total Investments (total cost $207,159,381) – 100.0%		229,917,785

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(84,766)

Net Assets – 100%		$229,833,019

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

Janus Asset Allocation Funds | 11

Janus Moderate Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can potentially provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Moderate Allocation Fund’s Class T Shares returned -0.33% for the 12-month period ended June 30, 2012. This compares to a return of 5.45% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 1.95% for its secondary benchmark, the Moderate Allocation Index, which is a hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%) and the MSCI Emerging Markets Index (2%).

Market Review

Global markets have been driven by fear over the past 12 months. Starting with ongoing concerns over Greece and proceeding westward to Italy, Portugal and Spain, the sovereign debt dominoes of Europe were the most obvious source of uncertainty. However, clear economic softness in China and other emerging markets, combined with a fragile recovery in the U.S., also contributed to investor anxiety. Asset class returns reflected these dynamics with generally the safer the asset class the better the performance. Fixed income investments, particularly long maturity U.S. Treasuries, were clearly the place to be; corporate bonds also performed well as an asset class but not as strong as Treasuries. In equities, the U.S. outperformed non-U.S. by a considerable margin. Developed markets generally outperformed non-developed markets (in U.S. dollars); emerging markets even lagged debt-strapped Europe.

Investment Process

Janus Moderate Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Moderate Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary benchmark and secondary benchmarks largely due to the underperformance of some of its underlying equity funds. Our equity funds with the most international exposure, namely Janus Overseas Fund, Janus International Equity Fund and INTECH International Fund, were the largest detractors. Conversely, our fixed income holding Janus Flexible Bond Fund was the largest contributor followed by INTECH U.S. Value Fund and Perkins Large Cap Value Fund. Despite its concentrated, aggressive approach, Janus Twenty Fund was also among contributors.

Among changes to the Fund, we added direct exposure to emerging markets by establishing a position in Janus

12 | JUNE 30, 2012

(unaudited)

Emerging Markets Fund. This marked the first time the Fund has had explicit exposure to the asset class, although it has indirect exposure through certain investments, such as Janus Overseas Fund, which have historically held a significant percentage in emerging markets. We made the move in recognition of the larger representation emerging markets have in global capital markets and based on our assessment that emerging markets are better positioned to weather the continuing fiscal storm than developed markets are experiencing (particularly Europe).

We added INTECH International Fund as a complement to Janus’s actively-managed international exposure given INTECH’s diversification benefits. We reduced our position in Janus International Equity Fund to start the position. Finally, we increased Perkins Large Cap Value Fund and reduced Janus Research Fund to better meet our strategic asset allocation targets with a higher large cap value exposure.

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity.

Thank you for investing in Janus Moderate Allocation Fund.

Janus Asset Allocation Funds | 13

Janus Moderate Allocation Fund (unaudited)

Janus Moderate Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class N Shares	34.2%
INTECH U.S. Value Fund(1) – Class I Shares	10.3%
Perkins Large Cap Value Fund – Class N Shares	9.8%
Janus International Equity Fund – Class N Shares	8.4%
INTECH U.S. Growth Fund(2) – Class I Shares	7.1%
Janus Short-Term Bond Fund – Class N Shares	5.4%
Janus Research Fund – Class N Shares	4.6%
INTECH International Fund(3) – Class I Shares	4.5%
Janus Overseas Fund – Class N Shares	4.3%
Janus Fund – Class N Shares	2.2%
Janus Twenty Fund – Class D Shares	2.1%
Perkins Small Cap Value Fund – Class N Shares	2.0%
Janus Triton Fund – Class N Shares	1.9%
Janus Global Real Estate Fund – Class I Shares	1.9%
Janus High-Yield Fund – Class N Shares	0.6%
Janus Emerging Markets Fund – Class I Shares	0.5%
Janus Global Select Fund – Class I Shares	0.2%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Moderate Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

14 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Moderate Allocation Fund – Class A Shares

NAV	–0.49%	3.39%	5.69%	1.13%	1.13%

MOP	–6.23%	2.17%	4.73%

Janus Moderate Allocation Fund – Class C Shares

NAV	–1.27%	2.63%	4.91%	1.79%	1.79%

CDSC	–2.24%	2.63%	4.91%

Janus Moderate Allocation Fund – Class D Shares(1)	–0.27%	3.58%	5.89%	0.88%	0.88%

Janus Moderate Allocation Fund – Class I Shares	–0.20%	3.53%	5.85%	0.80%	0.80%

Janus Moderate Allocation Fund – Class S Shares	–0.64%	3.15%	5.44%	1.27%	1.27%

Janus Moderate Allocation Fund – Class T Shares	–0.33%	3.53%	5.85%	0.98%	0.98%

S&P 500® Index	5.45%	0.22%	3.52%

Moderate Allocation Index	1.95%	2.38%	4.69%

Lipper Quartile – Class T Shares	3rd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	356/494	33/402	15/350

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 15

Janus Moderate Allocation Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

16 | JUNE 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,055.30	$1.89

Hypothetical (5% return before expenses)	$1,000.00	$1,023.02	$1.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,050.70	$6.83

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,055.90	$1.33

Hypothetical (5% return before expenses)	$1,000.00	$1,023.57	$1.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,056.80	$0.92

Hypothetical (5% return before expenses)	$1,000.00	$1,023.97	$0.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,053.80	$3.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$2.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,056.00	$1.23

Hypothetical (5% return before expenses)	$1,000.00	$1,023.67	$1.21

†	Expenses are equal to the annualized expense ratio of 0.37% for Class A Shares, 1.34% for Class C Shares, 0.26% for Class D Shares, 0.18% for Class I Shares, 0.59% for Class S Shares and 0.24% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds | 17

Janus Moderate Allocation Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 59.8%
1,775,962	INTECH International Fund(2) – Class I Shares	$12,023,262
1,317,193	INTECH U.S. Growth Fund(3) – Class I Shares	18,901,719
2,685,781	INTECH U.S. Value Fund(4) – Class I Shares	27,368,107
177,072	Janus Emerging Markets Fund – Class I Shares	1,324,501
198,735	Janus Fund – Class N Shares	5,942,187
529,905	Janus Global Real Estate Fund – Class I Shares	4,917,518
54,636	Janus Global Select Fund – Class I Shares	507,020
2,253,519	Janus International Equity Fund – Class N Shares	22,422,509
363,056	Janus Overseas Fund – Class N Shares	11,425,372
402,855	Janus Research Fund – Class N Shares	12,166,218
280,132	Janus Triton Fund – Class N Shares	4,947,140
95,289	Janus Twenty Fund – Class D Shares	5,544,848
1,927,138	Perkins Large Cap Value Fund – Class N Shares	25,881,463
256,359	Perkins Small Cap Value Fund – Class N Shares	5,419,428
		158,791,292
Fixed Income Funds – 40.2%
8,357,682	Janus Flexible Bond Fund – Class N Shares	90,680,853
188,077	Janus High-Yield Fund – Class N Shares	1,694,578
4,648,061	Janus Short-Term Bond Fund – Class N Shares	14,316,028
		106,691,459

Total Investments (total cost $239,783,181) – 100.0%		265,482,751

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(64,746)

Net Assets – 100%		$265,418,005

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2012

Janus Conservative Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Conservative Allocation Fund’s Class T Shares returned 3.03% for the 12-month period ended June 30, 2012. This compares to a return of 5.45% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 4.21% for its secondary benchmark, the Conservative Allocation Index, an internally-calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE Index (12%).

Economic Overview

Global markets have been driven by fear over the past 12 months. Starting with ongoing concerns over Greece and proceeding westward to Italy, Portugal and Spain, the sovereign debt dominoes of Europe were the most obvious source of uncertainty. However, clear economic softness in China and other emerging markets, combined with a fragile recovery in the U.S., also contributed to investor anxiety. Asset class returns reflected these dynamics with generally the safer the asset class the better the performance. Fixed income investments, particularly long maturity U.S. Treasuries, were clearly the place to be; corporate bonds also performed well as an asset class but not as strong as Treasuries. In equities, the U.S. outperformed non-U.S. by a considerable margin. Developed markets generally outperformed non-developed markets (in U.S. dollars); emerging markets even lagged debt-strapped Europe.

Investment Process

Janus Conservative Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Conservative Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary and secondary benchmarks largely due to the performance of some of its underlying equity funds. Equity funds with the most international exposure, namely Janus International Equity Fund, Janus Overseas Fund and INTECH International Fund, were the largest detractors. Conversely, fixed income funds Janus Flexible Bond Fund and Janus Short-Term Bond Fund were among top contributors along with INTECH U.S. Value Fund and INTECH U.S. Core Fund.

Outlook

We believe markets will remain volatile until some certainty returns, particularly in relation to Europe’s

Janus Asset Allocation Funds | 19

Janus Conservative Allocation Fund (unaudited)

financial crisis and the U.S.’s economic slowdown. Generally, we think markets will rebound quickly when there is more clarity. Other than exiting our remaining position in Janus Global Select Fund, only marginal changes were made to the other holdings. We felt Janus Global Select Fund’s investment approach was not the best fit for the Fund.

Thank you for investing in Janus Conservative Allocation Fund.

20 | JUNE 30, 2012

(unaudited)

Janus Conservative Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class N Shares	53.4%
INTECH U.S. Value Fund(1) – Class I Shares	8.3%
Perkins Large Cap Value Fund – Class N Shares	7.2%
Janus Short-Term Bond Fund – Class N Shares	6.6%
INTECH U.S. Growth Fund(2) – Class I Shares	6.1%
Janus International Equity Fund – Class N Shares	4.9%
Janus Research Fund – Class N Shares	3.9%
Janus Triton Fund – Class N Shares	1.9%
INTECH International Fund(3) – Class I Shares	1.9%
Janus Overseas Fund – Class N Shares	1.8%
Janus Fund – Class N Shares	1.8%
Janus Global Real Estate Fund – Class I Shares	0.9%
Perkins Small Cap Value Fund – Class N Shares	0.9%
Janus High-Yield Fund – Class N Shares	0.4%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Conservative Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Janus Asset Allocation Funds | 21

Janus Conservative Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Conservative Allocation Fund – Class A Shares

NAV	2.91%	4.99%	6.23%	0.97%	0.97%

MOP	–3.04%	3.75%	5.27%

Janus Conservative Allocation Fund – Class C Shares

NAV	2.19%	4.23%	5.46%	1.73%	1.73%

CDSC	1.20%	4.23%	5.46%

Janus Conservative Allocation Fund – Class D Shares(1)	3.14%	5.20%	6.46%	0.84%	0.84%

Janus Conservative Allocation Fund – Class I Shares	3.22%	5.14%	6.42%	0.77%	0.77%

Janus Conservative Allocation Fund – Class S Shares	2.77%	4.74%	5.98%	1.21%	1.21%

Janus Conservative Allocation Fund – Class T Shares	3.03%	5.14%	6.42%	0.95%	0.95%

S&P 500® Index	5.45%	0.22%	3.52%

Conservative Allocation Index	4.21%	4.00%	5.22%

Lipper Quartile – Class T Shares	2nd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Conservative Funds	209/443	22/319	9/262

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

22 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 23

Janus Conservative Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,051.90	$2.45

Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,048.20	$6.16

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,053.30	$1.28

Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	$1.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,054.20	$1.07

Hypothetical (5% return before expenses)	$1,000.00	$1,023.82	$1.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,052.00	$2.96

Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$2.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,053.40	$1.38

Hypothetical (5% return before expenses)	$1,000.00	$1,023.52	$1.36

†	Expenses are equal to the annualized expense ratio of 0.48% for Class A Shares, 1.21% for Class C Shares, 0.25% for Class D Shares, 0.21% for Class I Shares, 0.58% for Class S Shares and 0.27% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

24 | JUNE 30, 2012

Janus Conservative Allocation Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 39.6%
706,454	INTECH International Fund(2) – Class I Shares	$4,782,692
1,064,940	INTECH U.S. Growth Fund(3) – Class I Shares	15,281,886
2,034,737	INTECH U.S. Value Fund(4) – Class I Shares	20,733,965
151,362	Janus Fund – Class N Shares	4,525,732
246,884	Janus Global Real Estate Fund – Class I Shares	2,291,079
1,235,345	Janus International Equity Fund – Class N Shares	12,291,686
146,731	Janus Overseas Fund – Class N Shares	4,617,631
327,195	Janus Research Fund – Class N Shares	9,881,302
274,640	Janus Triton Fund – Class N Shares	4,850,133
1,340,245	Perkins Large Cap Value Fund – Class N Shares	17,999,494
104,820	Perkins Small Cap Value Fund – Class N Shares	2,215,900
		99,471,500
Fixed Income Funds – 60.4%
12,349,275	Janus Flexible Bond Fund – Class N Shares	133,989,631
120,689	Janus High-Yield Fund – Class N Shares	1,087,407
5,376,780	Janus Short-Term Bond Fund – Class N Shares	16,560,484
		151,637,522

Total Investments (total cost $231,552,690) – 100.0%		251,109,022

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(40,534)

Net Assets – 100%		$251,068,488

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

Janus Asset Allocation Funds | 25

Statements of Assets and Liabilities

As of June 30, 2012	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands except net asset value per share)	Allocation Fund	Allocation Fund	Allocation Fund

Assets:
Investments at cost	$207,159	$239,783	$231,553
Affiliated investments at value	229,918	265,483	251,109
Receivables:
Investments sold	70	–	60
Fund shares sold	41	205	448
Dividends from affiliates	103	229	326
Non-interested Trustees’ deferred compensation	4	4	4
Other assets	1	1	1
Total Assets	230,137	265,922	251,948
Liabilities:
Payables:
Investments purchased	103	341	324
Fund shares repurchased	50	26	442
Advisory fees	9	11	10
Internal servicing cost	–	–	1
Administrative services fees	22	25	25
Distribution fees and shareholder servicing fees	4	8	13
Administrative, networking and omnibus fees	4	5	5
Non-interested Trustees’ fees and expenses	4	3	2
Non-interested Trustees’ deferred compensation fees	4	4	4
Accrued expenses and other payables	104	81	54
Total Liabilities	304	504	880
Net Assets	$229,833	$265,418	$251,068
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$225,904	$246,610	$232,328
Undistributed net investment income*	428	1,440	2,129
Undistributed net realized loss from investment and foreign currency transactions*	(19,257)	(8,331)	(2,945)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	22,758	25,699	19,556
Total Net Assets	$229,833	$265,418	$251,068
Net Assets - Class A Shares	$2,683	$5,720	$8,064
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	228	468	652
Net Asset Value Per Share(1)	$11.78	$12.21	$12.37
Maximum Offering Price Per Share(2)	$12.50	$12.95	$13.12
Net Assets - Class C Shares	$3,791	$8,397	$13,969
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	327	699	1,146
Net Asset Value Per Share(1)	$11.60	$12.02	$12.19
Net Assets - Class D Shares	$205,107	$228,415	$197,198
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,316	18,623	15,854
Net Asset Value Per Share	$11.85	$12.27	$12.44
Net Assets - Class I Shares	$3,647	$5,640	$2,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	308	460	189
Net Asset Value Per Share	$11.86	$12.27	$12.44
Net Assets - Class S Shares	$1,613	$1,595	$1,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	137	131	94
Net Asset Value Per Share	$11.74	$12.14	$12.35
Net Assets - Class T Shares	$12,992	$15,651	$28,323
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,097	1,278	2,280
Net Asset Value Per Share	$11.84	$12.25	$12.42

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

26 | JUNE 30, 2012

Statements of Operations

For the fiscal year ended June 30, 2012	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands)	Allocation Fund	Allocation Fund	Allocation Fund

Investment Income:
Dividends from affiliates	$4,143	$6,221	$6,393
Total Investment Income	4,143	6,221	6,393
Expenses:
Advisory fees	115	131	114
Internal servicing expense - Class A Shares	–	–	–
Internal servicing expense - Class C Shares	1	1	2
Internal servicing expense - Class I Shares	–	–	–
Shareholder reports expense	115	88	58
Transfer agent fees and expenses	82	73	49
Professional fees	27	27	27
Non-interested Trustees’ fees and expenses	8	8	6
Administrative services fees - Class D Shares	249	269	221
Administrative services fees - Class S Shares	3	3	3
Administrative services fees - Class T Shares	32	48	56
Distribution fees and shareholder servicing fees - Class A Shares	6	14	16
Distribution fees and shareholder servicing fees - Class C Shares	33	79	109
Distribution fees and shareholder servicing fees - Class S Shares	3	3	2
Administrative, networking and omnibus fees - Class A Shares	3	3	6
Administrative, networking and omnibus fees - Class C Shares	7	11	10
Administrative, networking and omnibus fees - Class I Shares	2	3	2
Other expenses	18	19	7
Total Expenses	704	780	688
Expense and Fee Offset	(1)	(1)	(1)
Net Expenses	703	779	687
Less: Excess Expense Reimbursement	(4)	(9)	(8)
Net Expenses after Expense Reimbursement	699	770	679
Net Investment Income	3,444	5,451	5,714
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions(1)	(2,155)	(1,410)	(534)
Capital gain distributions from Underlying Funds	4,609	4,150	2,458
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,875)	(9,409)	(140)
Net Gain/(Loss) on Investments	(13,421)	(6,669)	1,784
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(9,977)	$(1,218)	$7,498

(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 27

Statements of Changes in Net Assets

	Janus Growth		Janus Moderate		Janus Conservative
For the fiscal years ended June 30	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Operations:
Net investment income	$3,444	$3,989	$5,451	$6,880	$5,714	$7,217
Net realized gain/(loss) from investment and foreign currency transactions(1)	(2,155)	(936)	(1,410)	1,392	(534)	2,632
Capital gain distributions from Underlying Funds	4,609	343	4,150	404	2,458	165
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,875)	39,171	(9,409)	28,159	(140)	12,466
Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,977)	42,567	(1,218)	36,835	7,498	22,480
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(43)	(33)	(133)	(109)	(183)	(98)
Class C Shares	(46)	(14)	(174)	(101)	(298)	(117)
Class D Shares	(3,561)	(3,582)	(5,406)	(5,283)	(5,317)	(5,454)
Class I Shares	(35)	(38)	(118)	(63)	(66)	(43)
Class S Shares	(18)	(11)	(27)	(11)	(28)	(12)
Class T Shares	(212)	(176)	(477)	(425)	(524)	(395)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–
Class D Shares	–	–	–	–	–	–
Class I Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(3,915)	(3,854)	(6,335)	(5,992)	(6,416)	(6,119)

See footnotes at the end of the table.

See Notes to Financial Statements.

28 | JUNE 30, 2012

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Statements of Changes in Net Assets  (continued)

	Janus Growth		Janus Moderate		Janus Conservative
For the fiscal years ended June 30	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers in thousands)	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	1,167	2,555	2,109	4,264	6,406	4,529
Class C Shares	1,687	1,945	2,894	5,450	7,981	6,614
Class D Shares	27,648	44,297	39,525	65,374	61,300	64,235
Class I Shares	2,180	894	3,738	4,559	1,312	2,155
Class S Shares	1,088	704	1,490	491	815	390
Class T Shares	5,523	4,536	7,634	15,083	24,827	10,977
Reinvested Dividends and Distributions
Class A Shares	43	33	124	97	166	82
Class C Shares	44	13	158	92	252	84
Class D Shares	3,532	3,549	5,361	5,232	5,284	5,412
Class I Shares	33	37	116	62	61	42
Class S Shares	18	11	27	11	27	12
Class T Shares	207	167	468	420	480	348
Shares Repurchased
Class A Shares	(1,138)	(609)	(1,880)	(1,056)	(3,419)	(1,160)
Class C Shares	(504)	(79)	(1,980)	(962)	(2,155)	(802)
Class D Shares	(40,574)	(43,805)	(47,737)	(40,738)	(47,129)	(40,362)
Class I Shares	(777)	(918)	(2,633)	(2,072)	(1,523)	(332)
Class S Shares	(198)	(63)	(357)	(184)	(221)	(32)
Class T Shares	(4,457)	(4,666)	(12,366)	(7,251)	(13,795)	(5,782)
Net Increase/(Decrease) from Capital Share Transactions	(4,478)	8,601	(3,309)	48,872	40,669	46,410
Net Increase/(Decrease) in Net Assets	(18,370)	47,314	(10,862)	79,715	41,751	62,771
Net Assets:
Beginning of period	248,203	200,889	276,280	196,565	209,317	146,546
End of period	$229,833	$248,203	$265,418	$276,280	$251,068	$209,317

Undistributed Net Investment Income*	$428	$900	$1,440	$2,324	$2,129	$2,832

*	See Note 5 in Notes to Financial Statements.
(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Financial Highlights

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Growth Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.49	$10.47	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.16	0.19	0.17	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.68)	2.04	0.14	1.18
Total from Investment Operations	(0.52)	2.23	0.31	1.19
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$11.78	$12.49	$10.47	$10.35
Total Return**	(4.04)%	21.38%	2.96%	12.99%
Net Assets, End of Period (in thousands)	$2,683	$2,768	$628	$149
Average Net Assets for the Period (in thousands)	$2,684	$1,640	$343	$99
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.48%	0.44%	0.39%	0.50%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.48%	0.44%	0.37%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.48%	0.44%	0.37%	0.47%
Ratio of Net Investment Income to Average Net Assets***	1.34%	1.61%	0.92%	0.56%
Portfolio Turnover Rate	18%	26%	13%^	23%

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Moderate Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.57	$10.95	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.24	0.34	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.58	0.24	1.10
Total from Investment Operations	(0.07)	1.92	0.42	1.12
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.30)	(0.27)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.29)	(0.30)	(0.27)	–
Net Asset Value, End of Period	$12.21	$12.57	$10.95	$10.80
Total Return**	(0.41)%	17.59%	3.81%	11.57%
Net Assets, End of Period (in thousands)	$5,720	$5,498	$1,844	$1,145
Average Net Assets for the Period (in thousands)	$5,484	$3,818	$1,676	$424
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.42%	0.50%	0.40%	0.44%
Ratio of Net Investment Income to Average Net Assets***	1.98%	2.88%	1.82%	1.43%
Portfolio Turnover Rate	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

32 | JUNE 30, 2012

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.38	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	0.29	0.47	0.33	0.02
Net gain on investments (both realized and unrealized)	0.05	1.10	0.20	0.93
Total from Investment Operations	0.34	1.57	0.53	0.95
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.43)	(0.37)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.35)	(0.43)	(0.37)	–
Net Asset Value, End of Period	$12.37	$12.38	$11.24	$11.08
Total Return**	2.91%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$8,064	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$6,495	$2,950	$710	$41
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.44%	0.38%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***	2.36%	3.79%	2.67%	2.70%
Portfolio Turnover Rate	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 33

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Growth Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.37	$10.40	$10.33	$9.16
Income from Investment Operations:
Net investment income	0.08	0.16	0.13	–
Net gain/(loss) on investments (both realized and unrealized)	(0.69)	1.96	0.13	1.17
Total from Investment Operations	(0.61)	2.12	0.26	1.17
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.15)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.16)	(0.15)	(0.19)	–
Net Asset Value, End of Period	$11.60	$12.37	$10.40	$10.33
Total Return**	(4.82)%	20.39%	2.41%	12.77%
Net Assets, End of Period (in thousands)	$3,791	$2,736	$706	$110
Average Net Assets for the Period (in thousands)	$3,325	$1,446	$398	$20
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.34%	1.21%	1.14%	1.37%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	1.34%	1.21%	1.13%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.34%	1.21%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.46%	0.51%	0.27%	(0.18)%
Portfolio Turnover Rate	18%	26%	13%^	23%

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Moderate Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.46	$10.88	$10.77	$9.68
Income from Investment Operations:
Net investment income	0.15	0.26	0.21	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.32)	1.57	0.15	1.08
Total from Investment Operations	(0.17)	1.83	0.36	1.09
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.25)	(0.25)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.27)	(0.25)	(0.25)	–
Net Asset Value, End of Period	$12.02	$12.46	$10.88	$10.77
Total Return**	(1.27)%	16.86%	3.33%	11.26%
Net Assets, End of Period (in thousands)	$8,397	$7,572	$2,509	$406
Average Net Assets for the Period (in thousands)	$7,945	$5,021	$1,469	$113
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.26%	1.16%	1.16%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.10%	1.85%	0.87%	0.71%
Portfolio Turnover Rate	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

34 | JUNE 30, 2012

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.26	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	0.22	0.40	0.32	0.01
Net gain on investments (both realized and unrealized)	0.03	1.07	0.14	0.92
Total from Investment Operations	0.25	1.47	0.46	0.93
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.38)	(0.35)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.32)	(0.38)	(0.35)	–
Net Asset Value, End of Period	$12.19	$12.26	$11.17	$11.06
Total Return**	2.19%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$13,969	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$11,010	$4,096	$953	$54
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.19%	1.14%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets***	1.65%	2.98%	1.81%	1.87%
Portfolio Turnover Rate	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 35

Financial Highlights  (continued)

Class D Shares

For a share outstanding during each fiscal year ended	Janus Growth Allocation Fund
June 30 and the fiscal period ended June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.54	$10.49	$10.66
Income from Investment Operations:
Net investment income	0.18	0.21	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.67)	2.05	(0.20)
Total from Investment Operations	(0.49)	2.26	(0.17)
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.21)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.20)	(0.21)	–
Net Asset Value, End of Period	$11.85	$12.54	$10.49
Total Return**	(3.77)%	21.56%	(1.59)%
Net Assets, End of Period (in thousands)	$205,107	$227,179	$187,128
Average Net Assets for the Period (in thousands)	$207,366	$214,398	$199,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets***	1.52%	1.74%	0.71%
Portfolio Turnover Rate	18%	26%	13%^

Class D Shares

For a share outstanding during each fiscal year ended	Janus Moderate Allocation Fund
June 30 and the fiscal period ended June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.62	$10.96	$10.98
Income from Investment Operations:
Net investment income	0.26	0.34	0.06
Net gain/(loss) on investments (both realized and unrealized)	(0.31)	1.62	(0.08)
Total from Investment Operations	(0.05)	1.96	(0.02)
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.30)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.30)	(0.30)	–
Net Asset Value, End of Period	$12.27	$12.62	$10.96
Total Return**	(0.27)%	18.00%	(0.18)%
Net Assets, End of Period (in thousands)	$228,415	$238,030	$180,261
Average Net Assets for the Period (in thousands)	$224,382	$216,280	$184,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.26%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets***	2.10%	2.83%	1.43%
Portfolio Turnover Rate	18%	15%	11%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

36 | JUNE 30, 2012

Class D Shares

For a share outstanding during each fiscal year ended	Janus Conservative Allocation Fund
June 30 and the fiscal period ended June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.43	$11.26	$11.13
Income from Investment Operations:
Net investment income	0.31	0.48	0.10
Net gain on investments (both realized and unrealized)	0.06	1.12	0.03
Total from Investment Operations	0.37	1.60	0.13
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.43)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.36)	(0.43)	–
Net Asset Value, End of Period	$12.44	$12.43	$11.26
Total Return**	3.14%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$197,198	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$184,437	$158,291	$130,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.24%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets***	2.59%	4.07%	2.40%
Portfolio Turnover Rate	10%	12%	12%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 37

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Growth Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.53	$10.49	$10.37	$9.16
Income from Investment Operations:
Net investment income	0.20	0.22	0.23	–
Net gain/(loss) on investments (both realized and unrealized)	(0.67)	2.04	0.09	1.21
Total from Investment Operations	(0.47)	2.26	0.32	1.21
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.22)	(0.20)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.20)	(0.22)	(0.20)	–
Net Asset Value, End of Period	$11.86	$12.53	$10.49	$10.37
Total Return**	(3.62)%	21.58%	3.03%	13.21%
Net Assets, End of Period (in thousands)	$3,647	$2,316	$1,938	$11
Average Net Assets for the Period (in thousands)	$2,587	$2,178	$1,065	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.21%	0.25%	0.13%	0.29%
Ratio of Net Investment Income to Average Net Assets***	1.44%	1.72%	0.86%	1.04%
Portfolio Turnover Rate	18%	26%	13%^	23%

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Moderate Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.60	$10.96	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.26	0.34	0.26	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.29)	1.61	0.17	1.07
Total from Investment Operations	(0.03)	1.95	0.43	1.12
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.31)	(0.27)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.30)	(0.31)	(0.27)	–
Net Asset Value, End of Period	$12.27	$12.60	$10.96	$10.80
Total Return**	(0.12)%	17.91%	3.96%	11.57%
Net Assets, End of Period (in thousands)	$5,640	$4,510	$1,625	$36
Average Net Assets for the Period (in thousands)	$5,003	$3,130	$757	$29
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income to Average Net Assets***	2.18%	2.56%	1.70%	1.72%
Portfolio Turnover Rate	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

38 | JUNE 30, 2012

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.42	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	0.33	0.43	0.43	0.02
Net gain on investments (both realized and unrealized)	0.05	1.17	0.10	0.95
Total from Investment Operations	0.38	1.60	0.53	0.97
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.44)	(0.37)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.36)	(0.44)	(0.37)	–
Net Asset Value, End of Period	$12.44	$12.42	$11.26	$11.10
Total Return**	3.22%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$2,354	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$2,250	$1,411	$265	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.20%	0.18%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***	2.65%	3.84%	2.53%	2.98%
Portfolio Turnover Rate	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 39

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Growth Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.45	$10.45	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.18	0.21	0.15	–
Net gain/(loss) on investments (both realized and unrealized)	(0.70)	2.00	0.14	1.19
Total from Investment Operations	(0.52)	2.21	0.29	1.19
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$11.74	$12.45	$10.45	$10.35
Total Return**	(4.10)%	21.15%	2.73%	12.99%
Net Assets, End of Period (in thousands)	$1,613	$753	$30	$11
Average Net Assets for the Period (in thousands)	$1,268	$558	$19	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.60%	0.67%	0.65%	0.91%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.60%	0.67%	0.65%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.60%	0.67%	0.65%	0.67%
Ratio of Net Investment Income to Average Net Assets***	1.11%	1.61%	0.68%	0.66%
Portfolio Turnover Rate	18%	26%	13%^	23%

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Moderate Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.52	$10.91	$10.78	$9.68
Income from Investment Operations:
Net investment income	0.24	0.29	0.25	0.01
Net gain/(loss) on investments (both realized and unrealized)	(0.34)	1.62	0.14	1.09
Total from Investment Operations	(0.10)	1.91	0.39	1.10
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.30)	(0.26)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.28)	(0.30)	(0.26)	–
Net Asset Value, End of Period	$12.14	$12.52	$10.91	$10.78
Total Return**	(0.64)%	17.56%	3.57%	11.36%
Net Assets, End of Period (in thousands)	$1,595	$416	$58	$11
Average Net Assets for the Period (in thousands)	$1,042	$374	$26	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.60%	0.64%	0.66%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.88%	2.92%	1.35%	1.59%
Portfolio Turnover Rate	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

40 | JUNE 30, 2012

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.37	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	0.26	0.41	0.30	0.06
Net gain on investments (both realized and unrealized)	0.06	1.13	0.20	0.88
Total from Investment Operations	0.32	1.54	0.50	0.94
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.41)	(0.33)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.34)	(0.41)	(0.33)	–
Net Asset Value, End of Period	$12.35	$12.37	$11.24	$11.07
Total Return**	2.77%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$1,160	$520	$125	$164
Average Net Assets for the Period (in thousands)	$967	$336	$126	$127
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(3)	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.59%	0.62%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***	2.28%	3.84%	2.47%	2.22%
Portfolio Turnover Rate	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 41

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Janus Growth Allocation Fund
and each fiscal year or period ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.54	$10.48	$10.36	$8.62	$13.95	$11.34
Income from Investment Operations:
Net investment income	0.15	0.21	0.29	0.26	0.24	0.16
Net gain/(loss) on investments (both realized and unrealized)	(0.65)	2.04	0.01	1.69	(4.93)	2.62
Total from Investment Operations	(0.50)	2.25	0.30	1.95	(4.69)	2.78
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.19)	(0.18)	(0.21)	(0.24)	(0.13)
Distributions (from capital gains)*	–	–	–	–	(0.40)	(0.04)
Total Distributions	(0.20)	(0.19)	(0.18)	(0.21)	(0.64)	(0.17)
Net Asset Value, End of Period	$11.84	$12.54	$10.48	$10.36	$8.62	$13.95
Total Return**	(3.90)%	21.55%	2.86%	23.32%	(35.15)%	24.81%
Net Assets, End of Period (in thousands)	$12,992	$12,451	$10,459	$190,737	$143,425	$176,461
Average Net Assets for the Period (in thousands)	$12,693	$11,585	$96,998	$154,899	$183,091	$124,708
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.38%	0.35%	0.33%	0.37%	0.26%	0.28%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.34%	0.35%	0.33%	0.37%	0.25%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.34%	0.35%	0.33%	0.36%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets***	1.46%	1.62%	1.84%	2.90%	1.95%	1.32%
Portfolio Turnover Rate	18%	26%	13%^	23%	55%	19%

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Janus Moderate Allocation Fund
and each fiscal year or period ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.60	$10.95	$10.79	$9.05	$12.95	$11.04
Income from Investment Operations:
Net investment income	0.32	0.11	0.56	0.32	0.31	0.23
Net gain/(loss) on investments (both realized and unrealized)	(0.38)	1.84	(0.14)	1.71	(3.64)	1.86
Total from Investment Operations	(0.06)	1.95	0.42	2.03	(3.33)	2.09
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.30)	(0.26)	(0.29)	(0.29)	(0.16)
Distributions (from capital gains)*	–	–	–	–	(0.28)	(0.02)
Total Distributions	(0.29)	(0.30)	(0.26)	(0.29)	(0.57)	(0.18)
Net Asset Value, End of Period	$12.25	$12.60	$10.95	$10.79	$9.05	$12.95
Total Return**	(0.33)%	17.89%	3.80%	23.19%	(26.77)%	19.16%
Net Assets, End of Period (in thousands)	$15,651	$20,254	$10,268	$160,742	$110,756	$123,007
Average Net Assets for the Period (in thousands)	$19,099	$16,051	$83,813	$124,910	$132,650	$87,462
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.36%	0.35%	0.30%	0.33%	0.24%	0.27%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.31%	0.35%	0.30%	0.33%	0.21%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.31%	0.35%	0.30%	0.32%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets***	2.12%	2.88%	2.63%	3.48%	2.63%	2.24%
Portfolio Turnover Rate	18%	15%	11%^	19%	71%	15%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

42 | JUNE 30, 2012

Class T Shares

For a share outstanding during each fiscal year ended June 30,
the eight-month fiscal period ended June 30, 2010 and each	Janus Conservative Allocation Fund
fiscal year or period ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.42	$11.26	$11.09	$9.52	$12.09	$10.82
Income from Investment Operations:
Net investment income	0.15	0.26	0.72	0.38	0.33	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.21	1.32	(0.20)	1.52	(2.46)	1.23
Total from Investment Operations	0.36	1.58	0.52	1.90	(2.13)	1.49
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.42)	(0.35)	(0.33)	(0.29)	(0.20)
Distributions (from capital gains)*	–	–	–	–	(0.15)	(0.02)
Total Distributions	(0.36)	(0.42)	(0.35)	(0.33)	(0.44)	(0.22)
Net Asset Value, End of Period	$12.42	$12.42	$11.26	$11.09	$9.52	$12.09
Total Return**	3.03%	14.15%	4.70%	20.71%	(18.26)%	13.98%
Net Assets, End of Period (in thousands)	$28,323	$16,648	$9,999	$114,544	$83,219	$68,704
Average Net Assets for the Period (in thousands)	$22,198	$12,762	$60,927	$90,262	$88,345	$41,512
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.34%	0.36%	0.31%	0.33%	0.25%	0.36%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***(2)	0.31%	0.36%	0.31%	0.31%	0.17%	0.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.31%	0.36%	0.31%	0.30%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets***	2.37%	3.77%	3.62%	4.14%	3.16%	3.04%
Portfolio Turnover Rate	10%	12%	12%^	21%	90%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 43

Notes to Schedules of Investments

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	Funds that, by portfolio practice, maintain a mix between 20%-40% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Mixed-Asset Target Allocation Growth Funds	Funds that, by portfolio practice, maintain a mix between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM(2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Growth Allocation Fund
Mutual Funds
Equity Funds	$–	$185,312,770	$–
Fixed Income Funds	–	44,605,015	–
Total Investments in Securities	$–	$229,917,785	$–

Investments in Securities:
Janus Moderate Allocation Fund
Mutual Funds
Equity Funds	$–	$158,791,292	$–
Fixed Income Funds	–	106,691,459	–
Total Investments in Securities	$–	$265,482,751	$–

44 | JUNE 30, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Conservative Allocation Fund
Mutual Funds
Equity Funds	$–	$99,471,500	$–
Fixed Income Funds	–	151,637,522	–
Total Investments in Securities	$–	$251,109,022	$–

Janus Asset Allocation Funds | 45

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Growth Allocation Fund, Janus Moderate Allocation Fund, and Janus Conservative Allocation Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Growth Allocation Fund; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Moderate Allocation Fund; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Conservative Allocation Fund. The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE EQUITY SECURITIES ASSET CATEGORY
INTECH GLOBAL DIVIDEND FUND seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World

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IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH INTERNATIONAL FUND (formerly named INTECH RISK-MANAGED INTERNATIONAL FUND) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. CORE FUND (formerly named INTECH RISK-MANAGED CORE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. GROWTH FUND (formerly named INTECH RISK-MANAGED GROWTH FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. VALUE FUND (formerly named INTECH RISK-MANAGED VALUE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

JANUS ASIA EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in an Asian country; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, one or more Asian countries. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal

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Notes to Financial Statements (continued)

business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World IndexSM, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds (“ETFs”). The fund may invest in companies of any market capitalization.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries

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located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS PROTECTED SERIES – GLOBAL seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

Janus Asset Allocation Funds | 49

Notes to Financial Statements (continued)

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories and may, at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors. Effective October 15, 2012, the fund’s name will change to Janus Real Return Fund, and its principal investment strategies will change accordingly.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

JANUS WORLDWIDE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging

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markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS SELECT VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. In addition, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, the fund’s cash or similar investments may increase.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, asset-backed securities, zero-coupon bonds, and bank loans), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE FIXED-INCOME SECURITIES ASSET CATEGORY
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its

Janus Asset Allocation Funds | 51

Notes to Financial Statements (continued)

net assets in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund may also invest in asset-backed securities, money market instruments, bank loans, and foreign debt securities (which may include investments in emerging markets).

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government notes and bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including ETFs. The fund may also invest in bank loans, euro-denominated obligations, buy backs or dollar rolls, when-issued securities, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities. The fund may also invest in bank loans, money market instruments, and foreign debt securities (which may include investments in emerging markets).

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. The fund may also invest in bank loans, mortgage-backed securities, asset-backed securities, and foreign debt securities (which may include investments in emerging markets).

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
A Fund’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are

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identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the

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Notes to Financial Statements (continued)

underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

54 | JUNE 30, 2012

approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year. There were no Level 3 securities during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Certain underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

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Notes to Financial Statements (continued)

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The underlying funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative

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instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Funds during the fiscal year ended June 30, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on

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Notes to Financial Statements (continued)

insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to an underlying fund. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on an underlying fund’s operations is unknown.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Funds or underlying funds. The Funds or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Funds’ Statement of Assets and Liabilities, if applicable.

The Funds or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Funds’ or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Funds or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Funds or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to

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investors. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect the underlying fund’s return.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed

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Notes to Financial Statements (continued)

securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized

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upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

Sovereign Debt
The underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The underlying funds may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the underlying funds’ holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying funds may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which an underlying fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Growth Allocation Fund	All Asset Levels	0.05
Janus Moderate Allocation Fund	All Asset Levels	0.05
Janus Conservative Allocation Fund	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level,

Janus Asset Allocation Funds | 61

Notes to Financial Statements (continued)

structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2012 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Growth Allocation Fund	0.45
Janus Moderate Allocation Fund	0.39
Janus Conservative Allocation Fund	0.40

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in

62 | JUNE 30, 2012

accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administrative services to the Funds. Total compensation of $801,869 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended June 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Growth Allocation Fund	$3,214
Janus Moderate Allocation Fund	7,033
Janus Conservative Allocation Fund	22,789

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended June 30, 2012, redeeming shareholders of Class A Shares paid the following CDSCs:

Fund (Class A Shares)	CDSC

Janus Conservative Allocation Fund	$3,858

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Growth Allocation Fund	$1,264
Janus Moderate Allocation Fund	1,908
Janus Conservative Allocation Fund	2,444

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

Janus Asset Allocation Funds | 63

Notes to Financial Statements (continued)

During the fiscal year ended June 30, 2012, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus Growth Allocation Fund
INTECH International Fund(1) – Class I Shares	1,583,821	$10,479,264	(247,120)	$(1,703,358)	$(272,562)	$146,725	$17,667,203
INTECH U.S. Growth Fund(2) – Class I Shares	101,193	1,364,360	(268,782)	(3,659,134)	(73,680)	188,504	21,488,985
INTECH U.S. Value Fund(3) – Class I Shares	181,636	1,748,073	(465,634)	(4,599,049)	(448,654)	434,256	24,518,357
Janus Contrarian Fund – Class I Shares	40	531	(149,810)	(1,751,476)	(171,080)	20	1,295,484
Janus Emerging Markets Fund- Class I Shares	323,536	2,796,829	(11,321)	(89,019)	(11,290)	–	2,335,372
Janus Flexible Bond Fund – Class I Shares	277,575	2,951,690	(733,519)	(7,753,675)	227,521	1,085,698	–
Janus Flexible Bond Fund – Class N Shares	78,450	851,110	(19,654)	(212,842)	3,653	63,018	28,766,729
Janus Fund – Class I Shares	14,065	406,401	(20,703)	(589,862)	(20,883)	45,339	–
Janus Fund – Class N Shares	196	5,797	(1,679)	(49,711)	1,134	–	7,135,115
Janus Global Bond Fund – Class I Shares	301,209	3,114,955	(91,186)	(951,245)	2,643	354,938	11,230,224
Janus Global Real Estate Fund – Class I Shares	309,983	2,525,715	(112,224)	(993,952)	(55,284)	127,185	8,498,392
Janus Global Select Fund – Class I Shares	1,205	11,339	(54,828)	(500,580)	12,121	11,139	501,150
Janus High-Yield Fund – Class I Shares	11,462	101,468	(76,023)	(650,000)	(376)	103,056	–
Janus High-Yield Fund – Class N Shares	971	8,716	(179)	(1,608)	(20)	6,590	1,412,815
Janus International Equity Fund – Class I Shares	186,206	1,920,679	(476,056)	(4,859,447)	(609,367)	476,429	–
Janus International Equity Fund – Class N Shares	38,326	372,712	(20,254)	(197,475)	(16,271)	–	27,710,490
Janus Overseas Fund – Class I Shares	65,300	2,238,114	(57,766)	(2,172,964)	(564,346)	–	–
Janus Overseas Fund – Class N Shares	40,839	1,264,496	(4,176)	(129,788)	(17,026)	–	16,788,778
Janus Research Fund – Class I Shares	27,781	820,516	(40,485)	(1,179,723)	(14,862)	98,391	–
Janus Research Fund – Class N Shares	8,818	261,055	(3,275)	(97,868)	1,319	–	12,942,470
Janus Short-Term Bond Fund – Class I Shares	97,854	300,378	(118,395)	(363,566)	(3,453)	82,757	–
Janus Short-Term Bond Fund – Class N Shares	2,550	7,854	(249,189)	(767,502)	(4,291)	4,530	3,195,247
Janus Triton Fund – Class I Shares	22,030	370,526	(23,385)	(393,241)	(5,997)	10,134	–
Janus Triton Fund – Class N Shares	12,515	213,560	(1,874)	(32,262)	(66)	–	4,083,187
Janus Twenty Fund – Class D Shares	36,298	1,916,445	(78,014)	(4,474,898)	96,038	17,164	8,310,988
Perkins Large Cap Value Fund – Class I Shares	260,555	3,330,875	(149,796)	(1,966,205)	(147,550)	628,773	–
Perkins Large Cap Value Fund – Class N Shares	1,420	18,759	(12,517)	(164,079)	(5,217)	–	22,778,670
Perkins Mid Cap Value Fund – Class I Shares	30,257	627,963	(18,254)	(393,241)	(23,222)	74,056	–
Perkins Mid Cap Value Fund – Class N Shares	185	3,825	(1,610)	(33,027)	(1,169)	–	4,724,368
Perkins Small Cap Value Fund – Class I Shares	37,510	788,557	(17,769)	(393,241)	(31,517)	184,065	–
Perkins Small Cap Value Fund – Class N Shares	180	3,734	(1,586)	(32,763)	(966)	–	4,533,761

		$40,826,296		$(41,156,801)	$(2,154,720)	$4,142,767	$229,917,785

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Janus Moderate Allocation Fund
INTECH International Fund(1) – Class I Shares	1,141,783	$7,564,795	(211,269)	$(1,462,750)	$(226,060)	$106,840	$12,023,262
INTECH U.S. Growth Fund(2) – Class I Shares	154,793	2,072,150	(152,580)	(2,051,015)	(62,740)	148,637	18,901,719
INTECH U.S. Value Fund(3) – Class I Shares	244,296	2,355,761	(470,307)	(4,579,825)	(476,490)	465,238	27,368,107
Janus Emerging Markets Fund- Class I Shares	189,978	1,642,073	(12,906)	(106,948)	(7,404)	–	1,324,501
Janus Flexible Bond Fund – Class I Shares	1,244,519	13,250,001	(1,589,106)	(16,910,357)	(153,189)	3,274,647	–
Janus Flexible Bond Fund – Class N Shares	36,251	393,247	(166,164)	(1,801,806)	31,320	204,095	90,680,853
Janus Fund – Class I Shares	14,219	409,268	(48,824)	(1,403,469)	8,761	39,710	–
Janus Fund – Class N Shares	318	9,355	(1,130)	(33,254)	(949)	–	5,942,187
Janus Global Real Estate Fund – Class I Shares	243,520	1,985,440	(236,000)	(2,163,642)	101,197	92,383	4,917,518
Janus Global Select Fund – Class I Shares	1,271	11,950	(143,978)	(1,490,637)	454,603	11,270	507,020
Janus Growth and Income Fund – Class I Shares	2	52	(19,448)	(543,210)	(3,749)	52	–
Janus High-Yield Fund – Class I Shares	12,659	112,142	(29,240)	(250,000)	(17,452)	114,046	–
Janus High-Yield Fund – Class N Shares	1,343	12,067	(239)	(2,145)	(30)	7,897	1,694,578
Janus International Equity Fund – Class I Shares	259,746	2,644,780	(300,954)	(3,190,609)	(286,691)	381,770	–
Janus International Equity Fund – Class N Shares	36,093	350,839	(14,831)	(143,776)	(12,440)	–	22,422,509
Janus Overseas Fund – Class I Shares	53,786	1,865,604	(60,635)	(2,248,514)	(262,385)	–	–
Janus Overseas Fund – Class N Shares	6,097	188,595	(2,546)	(78,643)	(8,827)	–	11,425,372
Janus Research Fund – Class I Shares	32,974	972,096	(88,524)	(2,548,617)	(85,670)	104,203	–
Janus Research Fund – Class N Shares	664	19,704	(2,683)	(79,682)	(3,500)	–	12,166,218
Janus Short-Term Bond Fund – Class I Shares	820,473	2,522,490	(449,749)	(1,383,672)	(12,171)	278,020	–
Janus Short-Term Bond Fund – Class N Shares	14,378	44,285	(26,763)	(82,430)	(256)	17,264	14,316,028
Janus Triton Fund – Class I Shares	31,774	535,224	(32,775)	(553,469)	(16,433)	12,932	–
Janus Triton Fund – Class N Shares	454	7,853	(1,862)	(31,846)	(1,224)	–	4,947,140
Janus Twenty Fund – Class D Shares	21,300	1,136,654	(9,795)	(586,220)	(55,159)	9,017	5,544,848
Perkins Large Cap Value Fund – Class I Shares	527,316	6,685,547	(201,450)	(2,652,502)	(187,428)	706,762	–
Perkins Large Cap Value Fund – Class N Shares	22,281	290,945	(12,336)	(160,805)	(6,853)	–	25,881,463

64 | JUNE 30, 2012

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Perkins Small Cap Value Fund – Class I Shares	52,376	1,102,109	(74,865)	(1,653,469)	(117,236)	246,121	–
Perkins Small Cap Value Fund – Class N Shares	408	8,497	(1,581)	(32,449)	(2,006)	–	5,419,428

		$48,193,523		$(48,225,761)	$(1,410,461)	$6,220,904	$265,482,751

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	(Loss)	Income	at 6/30/12

Janus Conservative Allocation Fund
INTECH International Fund(1) – Class I Shares	465,761	$3,110,929	(44,929)	$(303,023)	$(56,366)	$35,320	$4,782,692
INTECH U.S. Growth Fund(2) – Class I Shares	232,143	3,140,115	(67,903)	(912,178)	(61,892)	111,746	15,281,886
INTECH U.S. Value Fund(3) – Class I Shares	436,359	4,218,356	(185,365)	(1,816,140)	(166,848)	313,912	20,733,965
Janus Contrarian Fund – Class I Shares	–	–	(582)	(8,330)	3,457	–	–
Janus Flexible Bond Fund – Class I Shares	3,078,066	32,776,845	(1,077,765)	(11,490,992)	(131,863)	4,373,056	–
Janus Flexible Bond Fund – Class N Shares	113,742	1,232,478	(176,452)	(1,914,517)	2,550	300,560	133,989,631
Janus Fund – Class I Shares	33,479	969,131	(9,894)	(282,679)	(24,280)	25,734	–
Janus Fund – Class N Shares	1,088	32,068	(683)	(20,050)	(1,817)	–	4,525,732
Janus Global Real Estate Fund – Class I Shares	60,892	527,508	(17,522)	(151,277)	(18,120)	39,820	2,291,079
Janus Global Select Fund – Class I Shares	389	3,663	(35,786)	(412,974)	96,007	3,663	–
Janus Growth and Income Fund – Class I Shares	215	6,050	(32,728)	(1,125,173)	256,697	6,050	–
Janus High-Yield Fund – Class I Shares	7,806	69,179	–	–	–	70,402	–
Janus High-Yield Fund – Class N Shares	839	7,532	(281)	(2,524)	(58)	5,075	1,087,407
Janus International Equity Fund – Class I Shares	264,696	2,741,160	(69,545)	(706,697)	(89,492)	182,668	–
Janus International Equity Fund – Class N Shares	44,382	431,143	(5,389)	(52,091)	(7,300)	–	12,291,686
Janus Overseas Fund – Class I Shares	35,261	1,256,954	(7,984)	(282,679)	(119,291)	–	–
Janus Overseas Fund – Class N Shares	9,117	282,126	(658)	(20,168)	(9,881)	–	4,617,631
Janus Research Fund – Class I Shares	75,117	2,205,929	(19,403)	(565,358)	(49,727)	69,136	–
Janus Research Fund – Class N Shares	2,190	65,094	(1,420)	(42,037)	(4,177)	–	9,881,302
Janus Short-Term Bond Fund – Class I Shares	1,185,753	3,641,459	(322,067)	(989,376)	(7,555)	316,114	–
Janus Short-Term Bond Fund – Class N Shares	44,855	138,155	(23,365)	(71,966)	(234)	19,949	16,560,484
Janus Triton Fund – Class I Shares	63,745	1,082,705	(16,789)	(282,679)	(23,632)	10,875	–
Janus Triton Fund – Class N Shares	13,609	232,329	(1,199)	(20,578)	(1,643)	–	4,850,133
Perkins Large Cap Value Fund – Class I Shares	461,708	5,959,000	(75,892)	(989,376)	(90,130)	436,935	–
Perkins Large Cap Value Fund – Class N Shares	8,780	114,459	(5,695)	(74,665)	(4,207)	–	17,999,494
Perkins Small Cap Value Fund – Class I Shares	31,901	686,838	(6,517)	(141,339)	(22,414)	72,282	–
Perkins Small Cap Value Fund – Class N Shares	10,532	215,932	(476)	(9,820)	(1,445)	–	2,215,900

		$65,147,137		$(22,688,686)	$(533,661)	$6,393,297	$251,109,022

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Loss Deferral	Differences	(Depreciation)

Janus Growth Allocation Fund	$431,658	$–	$(15,324,623)	$(129,725)	$(3,803)	$18,955,544
Janus Moderate Allocation Fund	1,444,361	–	(4,699,219)	(99,214)	(4,388)	22,166,685
Janus Conservative Allocation Fund	2,133,077	–	(316,475)	(113,232)	(4,594)	17,041,055

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the

Janus Asset Allocation Funds | 65

Notes to Financial Statements (continued)

recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the fiscal year ended June 30, 2012

	June 30,	June 30,	June 30,	June 30,	No Expiration		Accumulated
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Capital Losses

Janus Growth Allocation Fund	$(3,343,688)	$(5,645,021)	$(5,995,828)	$(146,103)	$(193,983)	$–	$(15,324,623)
Janus Moderate Allocation Fund	–	(537,367)	(4,161,852)	–	–	–	(4,699,219)
Janus Conservative Allocation Fund	–	–	(316,475)	–	–	–	(316,475)

During the fiscal year ended June 30, 2012, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Moderate Allocation Fund	$485,681
Janus Conservative Allocation Fund	972,379

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Growth Allocation Fund	$210,962,241	$22,779,877	$(3,824,333)
Janus Moderate Allocation Fund	243,316,066	23,919,608	(1,752,923)
Janus Conservative Allocation Fund	234,067,967	18,158,413	(1,117,358)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Growth Allocation Fund	$3,916,126	$–	$–	$–
Janus Moderate Allocation Fund	6,335,083	–	–	–
Janus Conservative Allocation Fund	6,416,521	–	–	–

66 | JUNE 30, 2012

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Growth Allocation Fund	$3,853,993	$–	$–	$–
Janus Moderate Allocation Fund	5,991,773	–	–	–
Janus Conservative Allocation Fund	6,119,373	–	–	–

6.	Capital Share Transactions

	Janus Growth		Janus Moderate		Janus Conservative
For the fiscal years ended June 30	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers are in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	99	209	175	346	530	372
Reinvested dividends and distributions	4	3	11	8	14	7
Shares repurchased	(97)	(50)	(155)	(85)	(280)	(95)
Net Increase/(Decrease) in Fund Shares	6	162	31	269	264	284
Shares Outstanding, Beginning of Period	222	60	437	168	388	104
Shares Outstanding, End of Period	228	222	468	437	652	388
Transactions in Fund Shares – Class C Shares:
Shares sold	145	158	243	448	667	548
Reinvested dividends and distributions	4	1	14	8	22	7
Shares repurchased	(43)	(6)	(166)	(79)	(180)	(66)
Net Increase/(Decrease) in Fund Shares	106	153	91	377	509	489
Shares Outstanding, Beginning of Period	221	68	608	231	637	148
Shares Outstanding, End of Period	327	221	699	608	1,146	637
Transactions in Fund Shares – Class D Shares:
Shares sold	2,346	3,623	3,252	5,326	5,031	5,302
Reinvested dividends and distributions	318	291	464	428	450	452
Shares repurchased	(3,459)	(3,643)	(3,960)	(3,333)	(3,873)	(3,320)
Net Increase/(Decrease) in Fund Shares	(795)	271	(244)	2,421	1,608	2,434
Shares Outstanding, Beginning of Period	18,111	17,840	18,867	16,446	14,246	11,812
Shares Outstanding, End of Period	17,316	18,111	18,623	18,867	15,854	14,246
Transactions in Fund Shares – Class I Shares:
Shares sold	185	73	309	373	107	177
Reinvested dividends and distributions	3	3	10	5	5	4
Shares repurchased	(65)	(76)	(217)	(168)	(125)	(27)
Net Increase/(Decrease) in Fund Shares	123	–	102	210	(13)	154
Shares Outstanding, Beginning of Period	185	185	358	148	202	48
Shares Outstanding, End of Period	308	185	460	358	189	202
Transactions in Fund Shares – Class S Shares:
Shares sold	92	61	125	42	68	33
Reinvested dividends and distributions	2	1	2	1	2	1
Shares repurchased	(17)	(5)	(29)	(15)	(18)	(3)
Net Increase/(Decrease) in Fund Shares	77	57	98	28	52	31
Shares Outstanding, Beginning of Period	60	3	33	5	42	11
Shares Outstanding, End of Period	137	60	131	33	94	42

Janus Asset Allocation Funds | 67

Notes to Financial Statements (continued)

	Janus Growth		Janus Moderate		Janus Conservative
For the fiscal years ended June 30	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers are in thousands)	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class T Shares:
Shares sold	462	370	633	1,230	2,034	899
Reinvested dividends and distributions	18	14	41	34	40	29
Shares repurchased	(376)	(389)	(1,003)	(595)	(1,135)	(475)
Net Increase/(Decrease) in Fund Shares	104	(5)	(329)	669	939	453
Shares Outstanding, Beginning of Period	993	998	1,607	938	1,341	888
Shares Outstanding, End of Period	1,097	993	1,278	1,607	2,280	1,341

7.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Growth Allocation Fund	$40,826,297	$41,156,802	$–	$–
Janus Moderate Allocation Fund	48,193,520	48,225,760	–	–
Janus Conservative Allocation Fund	65,147,140	22,688,686	–	–

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

68 | JUNE 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth Allocation Fund, Janus Moderate Allocation Fund, and Janus Conservative Allocation Fund (three of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2012 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2012

Janus Asset Allocation Funds | 69

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

70 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the types of securities held in each Fund on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Janus Asset Allocation Funds | 71

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

72 | JUNE 30, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended June 30, 2012:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Growth Allocation Fund	$91,250	$683,358
Janus Moderate Allocation Fund	70,147	533,760
Janus Conservative Allocation Fund	30,051	240,640

Dividends Received Deduction Percentage

Fund

Janus Growth Allocation Fund	100%
Janus Moderate Allocation Fund	100%
Janus Conservative Allocation Fund	34%

Qualified Dividend Income

Fund

Janus Growth Allocation Fund	100%
Janus Moderate Allocation Fund	100%
Janus Conservative Allocation Fund	62%

Janus Asset Allocation Funds | 73

Trustees and Officers (unaudited)

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the may also be officers and/or directors of Janus Capital. officers receive no compensation from the , except for the Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

74 | JUNE 30, 2012

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008 - 2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Asset Allocation Funds | 75

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital
(Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

76 | JUNE 30, 2012

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Growth Allocation Fund, Janus Moderate Allocation Fund, Janus Conservative Allocation Fund	12/05-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Asset Allocation Funds | 77

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-008	125-02-93005 08-12

ANNUAL REPORT

June 30, 2012

Janus Fixed Income & Money Market Funds

Fixed Income
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Government Money Market Fund
Janus Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income & Money Market Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

SUMMARY

Global economic growth has been lackluster over the past 12 months, while Europe’s ongoing debt problems have been a continuing source of anxiety. As uncertainty grew, equity volatility increased and fixed income investors embraced the safety of U.S. Treasury securities despite record-low yields. Although this makes for a challenging investing environment, we believe that individual security selection is key to mitigating downside risk and navigating through volatile markets.

EQUITIES: VOLATILITY BEGETS OPPORTUNITY

Despite current macroeconomic uncertainty, we have strong convictions about the long-term potential of equities, especially for companies with long duration growth potential in their cash flows and earnings. Free-cash-flow yields on many growth companies are currently between 7% and 10%, while 10-year U.S. Treasury yields hover around 1.6% (to put this in perspective, keep in mind that the difference between free-cash-flow yields and 10-year Treasury securities averages 4% on a historical basis). This wider spread implies a substantial risk premium for stocks right now, and we believe it offers an attractive entry point for investment. Many companies are making good use of their free cash flow by hiking dividends, repurchasing stock or making strategic acquisitions that consolidate their position within their industries. Stocks also provide the potential for future growth, as well-positioned companies can increase revenues and cash flows, then deploy that capital in positive ways. In today’s low-yield environment, this makes a compelling case for equity investment.

Going forward, we believe the foundation for modest U.S. economic growth is on track. The uncertainty over Europe has delayed capital spending plans for many businesses, and that does rob businesses of some future growth. However, the last four years have also taught management teams to deal with uncertainty. Europe has at least been an uncertainty companies were aware of for the past three years. Investors also have been aware, and in many cases slower future growth in Europe already is reflected in stock prices. While companies do not know the exact outcomes for the region, they expect weakness and are not hinging their business plans on a stronger Europe. Instead, successful companies are focusing on innovative strategies that should allow them to take market share or expand their addressable market, positioning them to significantly grow revenues despite the slow-growth global economy that we’re facing.

FIXED INCOME: SHELTER FROM THE STORM

From a fixed income investment standpoint, a key objective in the first half of 2012 was to position our portfolios for greater market volatility. Credit markets enjoyed a strong rally in the first quarter of this year and fourth quarter of 2011, and we correctly assumed that this would be followed by some level of pullback as investors paused to consider where to go next. We also remain moderately concerned about the declining liquidity in corporate credit markets, as changing banking regulations have encouraged dealer banks to reduce credit inventory and step back from their traditional market-maker role; this reduced liquidity can lead to price gaps in volatile markets.

Given those factors, we focused on reducing credit in many of our fixed-income portfolios, particularly higher-beta and less-liquid credits. It’s important to note that we remain bullish on corporate credit in general, and are still overweight to credit compared with portfolio benchmarks. Collectively, we believe that credit offers the best risk-reward opportunities in the market today. Our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets, putting their businesses in a more stable position. However, we are cognizant of the credit market’s correlation to the equity market, and would consider further reducing our credit weighting if we became concerned about the direction of equities.

OUTLOOK: SEEKING CLARITY AND BALANCE

It’s likely that the markets will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy and the direction of the economy. Until we see

Janus Fixed Income & Money Market Funds | 1

(Continued) (unaudited)

significant deleveraging of financial institutions and restructuring of economies of developed nations, it’s likely that we will continue to struggle from a macroeconomic standpoint.

However, we still believe that the U.S. economy is resilient and that our culture of dynamic capitalism and creative disruption will stand us in good stead relative to other regions of the world. The key is to maintain balance until the tumult subsides, choosing securities carefully and mitigating downside risks. We believe this strategy will deliver the best results over the long term.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | JUNE 30, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares of the Fixed Income Funds only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares of certain Fixed Income Funds only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fixed Income Fund’s total annual fund operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Fixed Income & Money Market Funds | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2012

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the one-year period ended June 30, 2012, Janus Flexible Bond Fund’s Class T Shares returned 8.06% compared with a 7.47% return for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (“the Agg”).

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above, the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the Fund.

Market Environment

The 12 months ended June 30, 2012, were characterized by concern about slow global economic growth and U.S. and European fiscal policy. In general, both investment grade and high yield corporate credit spreads and mortgage-backed securities (MBS) widened moderately during the period, while yields narrowed sharply on 5-, 10- and 30-year U.S. Treasury securities.

The period began with fear that the U.S. economy might falter into a double-dip recession, given below-expectation GDP growth, manufacturing slowdowns and persistently bleak employment, housing and consumer spending figures. In addition, the bitter Washington politics that played out during the U.S. debt ceiling debate in July and August 2011 compounded investor dismay.

By autumn 2011 all eyes were on Europe, as the fiscal difficulties worsened in southern and peripheral eurozone countries including Greece, Italy and Spain. The failure of U.S. politicians to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise; under the Budget Control Act of 2011 automatic across-the-board government spending cuts are scheduled to begin in 2013, potentially creating additional drag on the economy.

The picture brightened a bit in December. U.S. economic data reflected a recovery that appeared to be gaining traction, with strength in hiring and housing. The European Central Bank’s long-term refinancing operation (LTRO), which pumped nearly €1 trillion into the euro-zone banking system between December and February, made Europe’s debt crisis seem temporarily less acute.

Janus Fixed Income & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

Meanwhile, U.S. Federal Reserve (Fed) officials said they anticipated keeping short-term interest rates low well into 2014. Fueled by hope of stronger economic growth, both investment grade and high yield corporate credit markets rallied strongly in January and February.

However, optimism began to fade in the spring. U.S. payroll growth in March, April and May failed to match the pace set in previous months. Manufacturing activity slowed in China, currently the biggest driver of world growth. Headlines were dominated by Spain’s troubled banking sector and a voter backlash in France and Greece to economic austerity policies. Investor anxiety was reflected in declining U.S. and German government bond yields, as market participants sought safety in an uncertain world.

In June, risk assets recovered some lost ground amid relief related to the outcome of the Greek election, which calmed fears that Greece might abruptly leave the euro. Meanwhile, China cut interest rates for the first time in four years and the Fed announced that it would extend Operation Twist, a program through which it has been selling short-duration Treasury securities and using the proceeds to buy longer-term bonds in an effort to keep long-term interest rates low.

Fund Comments

Our overweight allocation to corporate credit, underweight to MBS and yield curve positioning within U.S. Treasury securities were the top contributors to outperformance during the period. Sector contributors were led by chemicals, food-and-beverage and natural gas pipeline companies; top sector detractors included banking, electric utilities and technology.

Overall, we reduced the Fund’s weighting to corporate credit during the period, as we reacted to changing economic and market factors. Corporate credit represented 56.6% of holdings of June 30, 2012, down from 69.3% a year earlier, as we opportunistically realized gains and lowered the Fund’s risk profile at various points during the 12 months. However, we remain bullish on corporate credit in general, and are still significantly overweight to credit compared with the benchmark.

Consistent with our process of closely monitoring company fundamentals to drive our allocation decisions, we periodically reduce the Fund’s risk. With that goal, we increased U.S. Treasury exposure at various points during the period, notably in September 2011 and in March 2012. At the end of June, our allocation to U.S. Treasury securities was 19.3%, compared with 18.4% a year earlier. Our yield curve positioning within Treasury securities was a positive contributor to outperformance during the period. In our opinion, the Fund’s strategic allocation to U.S. Treasuries plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address risk. However, we continue to monitor how European and U.S. fiscal challenges and the global economic situation might alter this dynamic going forward.

Our MBS positioning also was beneficial to performance. We added substantially to our MBS position during the period; at the end of June 2012, our allocation was approximately 17.1%, up from 5.9% a year earlier. We view MBS at current valuations as an alternative to corporate credit in an environment of volatility and low interest rates. In September 2011, the Fed announced that it would reinvest maturing MBS pay-downs into newly issued MBS, effectively changing the central bank from a net seller to a net buyer in the market; mortgage-backed securities also gained support throughout the period from speculation that the Fed might buy MBS as part of an additional quantitative easing program. However, our weighting to MBS weighting remains roughly half that of the benchmark, which contributed to outperformance during the period as MBS spreads widened.

Our security selection within commercial mortgage-backed securities (CMBS) also was a positive contributor. We generally invest in single-borrower, single-asset CMBS, as we believe it is easier to analyze risk in this product than in a multi-loan pool. Broadly speaking, the CMBS market continues to be supported by several factors. One of these is that the bulk of the loans in the secondary market were issued between 2004 and 2007, and these loans are being paid off faster than new ones are created. The riskiest loans, generally 10-year duration, were issued in 2006 and 2007, and as these loans move closer to maturity the market gets greater clarity on their quality, thus volatility declines.

A small cash position was the greatest detractor from the Fund’s relative performance during the period. It’s important to note that cash is not an active strategy within the Fund, but a frictional component of the day-to-day investment process.

Contributors to Performance

United Technologies, the top contributor to positive performance, announced plans during the period to acquire Goodrich, a leading aerospace components supplier. In May 2012 it raised $9.8 billion through the largest U.S. corporate bond offering since 2009, with proceeds to help fund the $16.5 billion acquisition. We

6 | JUNE 30, 2012

(unaudited)

expect United Technologies to remain committed to its deleveraging targets post-acquisition, paying down 25% of total debt by year-end 2012 through robust cash-flow generation.

The second top contributor was Kraft Foods. In conjunction with the spin-off of its North American grocery business, Kraft refinanced existing debt and underscored its commitment to deleveraging. The increased capital structure clarity is a positive for bondholders and should be supportive of further spread tightening over the near term, in our view.

GE Capital was the third greatest contributor during the period. The company is actively paying down debt, and we believe GE Capital’s profitability will continue to improve thanks to higher margins and lower cost of capital.

Detractors from Performance

Investment bank Jefferies Group took a hit in the third quarter of 2011, as investors worried about its exposure to bankrupt futures and commodities brokerage MF Global. However, we believed that investors were overreacting about Jefferies, one of the last remaining independent brokers in the United States. Jefferies invested heavily in expanding its business during the credit crisis, and we believe this will be beneficial as M&A activity increases in an improving economy. Its independent status also frees the company from the regulatory constraints on many of its bank peers, potentially providing market share gains at an important time in the economic cycle.

A U.S. regional mall real estate investment trust (REIT), General Growth Properties (GGP) generated positive return for the Fund during the period. However, it is an out-of-index credit that did not keep pace with gains seen in other benchmark holdings. We like GGP’s portfolio of triple-net-lease, high quality malls given the recovery in consumer spending. We believe bond holders will benefit as management actively pursues an investment grade rating to further reduce the cost of capital.

Ford, the third top detractor, has made great progress over the past few years in improving its operating profit and paying down debt. Both Moody’s Investors Service and Fitch Ratings upgraded Ford’s credit rating to investment grade during the second quarter of 2012. However, the portfolio’s weightings to Ford credit at various points during the year were not beneficial to overall performance, and it was a detractor for the 12-month period as a whole.

Outlook

Collectively, we continue to believe that corporate credit offers compelling risk-reward opportunities. In general, credit profiles are intact and most companies have adequate cash on the balance sheet to pay off their debt; if not, they have access to capital markets under most market scenarios. Corporate debt issuance is expected to be low going forward, as management teams are reluctant to take on more borrowing. Meanwhile, investors will continue to scramble for yield as long as U.S. Treasury rates remain at record lows, further driving demand for higher-yielding debt. It is important to remember that our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets and putting their businesses in a more stable position.

However, we do think some caution is warranted as we look ahead to likely challenges over the next 12 months. Europe’s debt situation likely will continue to be a rolling crisis. Over the past year the focus has shifted from Greece to Italy to Spain and back again, with no real progress made in resolving the fundamental problem: monetary union without fiscal union. As long as the European Monetary Union operates under 17 separate fiscal policies, markets will continue to be roiled periodically by one-off events.

In addition, we will be facing a contentious U.S. election season this fall. We expect increasingly heated rhetoric over fiscal policy as the deadline approaches for expiring U.S. tax provisions and automatic government spending cuts mandated by the Budget Control Act of 2011. All of these are scheduled to occur at year end, yet politicians remain deadlocked. It’s likely that the U.S. federal debt ceiling will be reached again by this December, raising the prospect of another congressional showdown similar to the one we experienced in summer of 2011.

Meanwhile, we have increased our allocation to Treasury securities and MBS in an effort to create a more balanced portfolio that we believe will perform better in a volatile market with a wider band of outcomes. This should not imply that we believe the current Treasury yields represent good value over the long term, only that these may be among the safest places to be in the near term. We believe insurance is necessary in a world that is out of balance, but we are keenly aware of the risk associated with this position. Treasury rates are at record lows, and it is not difficult to imagine them moving higher by one-half to three-quarters of a percentage point relatively quickly if sentiment were to change. For that reason, we are closely monitoring this position.

Janus Fixed Income & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

From a global macroeconomic and market standpoint, it’s likely that economies will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy. Until we see significant deleveraging of European financial institutions and restructuring of economies of developed nations, economic growth will be constrained and interest rates are likely to remain low in the United States and Germany.

On behalf of each member of our investment team, thank you for your investment in the Janus Flexible Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

8 | JUNE 30, 2012

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
June 30, 2012

Weighted Average Maturity	7.9 Years
Average Effective Duration*	5.2 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.13%
With Reimbursement	2.13%
Class A Shares at MOP
Without Reimbursement	2.03%
With Reimbursement	2.03%
Class C Shares***
Without Reimbursement	1.40%
With Reimbursement	1.40%
Class D Shares
Without Reimbursement	2.35%
With Reimbursement	2.35%
Class I Shares
Without Reimbursement	2.34%
With Reimbursement	2.34%
Class N Shares
Without Reimbursement	2.53%
With Reimbursement	2.53%
Class R Shares
Without Reimbursement	1.78%
With Reimbursement	1.78%
Class S Shares
Without Reimbursement	2.03%
With Reimbursement	2.03%
Class T Shares
Without Reimbursement	2.27%
With Reimbursement	2.27%
Number of Bonds/Notes	319

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
June 30, 2012

AAA	1.6%
AA	39.6%
A	11.2%
BBB	30.3%
BB	12.7%
B	0.4%
Other	4.2%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2012

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 0.7% of total net assets.

Janus Fixed Income & Money Market Funds | 9

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012					Expense Ratios – per the October 28, 2011 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	7.97%	8.49%	6.58%	7.56%	0.77%	0.77%

MOP	2.80%	7.44%	6.06%	7.35%

Janus Flexible Bond Fund – Class C Shares

NAV	7.04%	7.72%	5.85%	6.88%	1.52%	1.52%

CDSC	6.01%	7.72%	5.85%	6.88%

Janus Flexible Bond Fund – Class D Shares(1)	8.17%	8.60%	6.64%	7.59%	0.60%	0.60%

Janus Flexible Bond Fund – Class I Shares	8.21%	8.55%	6.61%	7.58%	0.59%	0.56%

Janus Flexible Bond Fund – Class N Shares	8.06%	8.55%	6.61%	7.58%	0.45%	0.45%

Janus Flexible Bond Fund – Class R Shares	7.54%	8.03%	6.13%	7.16%	1.21%	1.21%

Janus Flexible Bond Fund – Class S Shares	7.69%	8.29%	6.38%	7.41%	0.96%	0.96%

Janus Flexible Bond Fund – Class T Shares	8.06%	8.55%	6.61%	7.58%	0.71%	0.71%

Barclays U.S. Aggregate Bond Index	7.47%	6.79%	5.63%	7.29%**

Lipper Quartile – Class T Shares	1st	1st	1st	1st

Lipper Ranking – based on total returns for Intermediate Investment Grade Debt Funds	101/597	32/439	29/308	3/22

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

10 | JUNE 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Fixed Income & Money Market Funds | 11

Janus Flexible Bond Fund (unaudited)

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987.
**	The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

12 | JUNE 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,045.40	$4.02

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,041.50	$7.97

Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,046.50	$3.00

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$2.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,046.60	$2.85

Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$2.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(6/30/12)	(5/31/12 - 6/30/12)*

Actual	$1,000.00	$1,005.70	$0.39

Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,043.60	$5.89

Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,043.70	$4.78

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,046.00	$3.51

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47

†	Expenses are equal to the annualized expense ratio of 0.79% for Class A Shares, 1.57% for Class C Shares, 0.59% for Class D Shares, 0.56% for Class I Shares, 1.16% for Class R Shares, 0.94% for Class S Shares and 0.69% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to June 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.46% for Class N Shares multiplied by the average account value over the period, multiplied by 31/366 (to reflect the period); however, hypothetical expenses are multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 3.4%
$43,331,000	Arkle Master Issuer PLC 2.1659%, 5/17/60 (144A),‡	$43,782,466
6,940,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	7,930,047
8,168,922	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	8,481,912
8,029,000	Commercial Mortgage Pass Through Certificates 2.3646%, 2/10/29 (144A),‡	8,213,033
4,807,000	Fontainebleau Miami Beach Trust 2.8870%, 5/5/27 (144A),‡	4,890,435
6,280,000	FREMF Mortgage Trust 4.7269%, 1/25/21 (144A),‡	6,198,366
4,037,669	FREMF Mortgage Trust 5.3323%, 4/25/21 (144A),‡	4,139,955
7,360,873	FREMF Mortgage Trust 5.0996%, 7/25/21 (144A),‡	7,439,487
4,186,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	4,098,425
24,499,000	GS Mortgage Securities Corp II 3.5510%, 4/10/34 (144A),‡	25,325,523
12,400,000	GS Mortgage Securities Corp II 4.0490%, 4/10/34 (144A),‡	12,812,151
3,997,810	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0638%, 4/15/45‡	4,562,161
4,000,000	Oxbow Resources LLC 4.9690%, 5/1/36 (144A)	4,310,400
11,684,000	Saecure B.V. 1.9798%, 7/30/92 (144A),‡	11,763,626
6,676,000	Silverstone Master Issuer PLC 2.0157%, 1/21/55 (144A),‡	6,726,430
7,866,667	Textainer Marine Containers, Ltd. 4.2100%, 4/15/27 (144A)	7,923,817
10,320,368	WFDB Commercial Mortgage Trust 3.6620%, 7/5/24 (144A)	10,626,419

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $174,020,121)		179,224,653

Bank Loan – 0.1%
Electric – Generation – 0.1%

6,231,125	AES Corp. 4.2500%, 6/1/18‡ (cost $6,204,198)	6,224,333

Corporate Bonds – 56.5%
Advertising Services – 0.1%
5,794,000	WPP Finance 2010 4.7500%, 11/21/21	6,079,911
Aerospace and Defense – Equipment – 2.0%
12,250,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	12,559,386
9,949,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	10,676,352
11,614,000	United Technologies Corp. 1.8000%, 6/1/17	11,860,658
42,401,000	United Technologies Corp. 3.1000%, 6/1/22	44,430,397
22,161,000	United Technologies Corp. 4.5000%, 6/1/42	24,341,753
		103,868,546
Agricultural Chemicals – 0.7%
20,301,000	CF Industries, Inc. 6.8750%, 5/1/18	24,082,061
12,090,000	CF Industries, Inc. 7.1250%, 5/1/20	14,719,575
		38,801,636
Airlines – 0.3%
3,736,000	Southwest Airlines Co. 5.2500%, 10/1/14	4,043,581
10,266,000	Southwest Airlines Co. 5.1250%, 3/1/17	11,267,274
		15,310,855
Beverages – Wine and Spirits – 0.7%
17,508,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	19,765,079
17,173,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	17,793,838
		37,558,917
Brewery – 0.9%
13,800,000	SABMiller Holdings, Inc. 2.4500%, 1/15/17 (144A)	14,224,184
32,706,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	34,781,294
		49,005,478
Building – Residential and Commercial – 0.3%
6,594,000	D.R. Horton, Inc. 4.7500%, 5/15/17	6,795,941
4,851,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	5,102,234
4,617,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	4,856,096
		16,754,271
Building Products – Cement and Aggregate – 0.2%
11,671,000	Hanson, Ltd. 6.1250%, 8/15/16	12,429,615
Cable/Satellite Television – 0.5%
26,188,000	Comcast Corp. 3.1250%, 7/15/22	26,311,215
Chemicals – Diversified – 0.7%
32,295,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19 (144A)	33,869,381
Chemicals – Specialty – 0.9%
9,604,000	Ashland, Inc. 9.1250%, 6/1/17	10,564,400
20,700,000	Ecolab, Inc. 3.0000%, 12/8/16	21,823,223
13,463,000	Ecolab, Inc. 4.3500%, 12/8/21	14,921,918
		47,309,541

See Notes to Schedules of Investments and Financial Statements.

14 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Coatings and Paint Products – 0.6%
$18,000	RPM International, Inc. 6.2500%, 12/15/13	$19,053
10,051,000	RPM International, Inc. 6.1250%, 10/15/19	11,503,359
20,970,000	Valspar Corp. 4.2000%, 1/15/22	21,989,205
		33,511,617
Commercial Banks – 2.7%
10,029,000	American Express Bank FSB 5.5000%, 4/16/13	10,403,282
14,850,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	15,369,750
36,693,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	37,702,058
12,032,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	12,377,234
14,391,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A)	14,710,581
16,374,000	SVB Financial Group 5.3750%, 9/15/20	17,659,883
22,338,000	Zions Bancorp 7.7500%, 9/23/14	24,226,633
10,481,000	Zions Bancorp 4.5000%, 3/27/17	10,537,702
		142,987,123
Computers – Memory Devices – 0.2%
10,639,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	11,809,290
Consulting Services – 1.1%
10,274,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	10,999,005
40,888,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	45,634,893
		56,633,898
Containers – Metal and Glass – 0.1%
3,384,000	Ball Corp. 7.1250%, 9/1/16	3,684,330
Containers – Paper and Plastic – 0.7%
6,430,000	Packaging Corp. of America 3.9000%, 6/15/22	6,450,852
4,233,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	4,348,100
22,836,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	23,525,419
		34,324,371
Data Processing and Management – 0.3%
10,933,000	Fiserv, Inc. 3.1250%, 10/1/15	11,332,710
4,094,000	Fiserv, Inc. 3.1250%, 6/15/16	4,220,476
		15,553,186
Diversified Banking Institutions – 3.5%
13,680,000	Bank of America Corp. 4.5000%, 4/1/15	14,100,838
2,880,000	Bank of America Corp. 3.6250%, 3/17/16	2,893,179
11,914,000	Bank of America Corp. 5.7000%, 1/24/22	13,120,817
7,608,000	Bank of America Corp. 8.0000%, 7/30/49‡	7,925,101
7,085,000	Citigroup, Inc. 5.0000%, 9/15/14	7,262,600
6,026,000	Citigroup, Inc. 4.8750%, 5/7/15	6,181,495
8,771,000	Citigroup, Inc. 4.4500%, 1/10/17	9,194,139
3,241,000	Goldman Sachs Group, Inc. 3.3000%, 5/3/15	3,240,553
10,260,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	10,261,129
12,368,000	Goldman Sachs Group, Inc. 5.7500%, 1/24/22	13,055,710
36,876,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	39,723,491
10,284,000	Morgan Stanley 4.0000%, 7/24/15	10,224,281
7,577,000	Morgan Stanley 3.4500%, 11/2/15	7,337,142
19,389,000	Morgan Stanley 5.5000%, 7/28/21	19,103,148
5,148,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	5,243,614
12,022,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	12,319,929
		181,187,166
Diversified Financial Services – 1.4%
3,911,000	General Electric Capital Corp. 4.8000%, 5/1/13	4,043,090
5,496,000	General Electric Capital Corp. 5.9000%, 5/13/14	5,970,003
3,138,000	General Electric Capital Corp. 6.0000%, 8/7/19	3,671,698
21,842,000	General Electric Capital Corp. 5.5000%, 1/8/20	24,998,999
32,300,000	General Electric Capital Corp. 7.1250%, 12/15/49‡	34,123,658
		72,807,448
Diversified Minerals – 0.5%
22,643,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	23,095,860
3,718,000	Teck Resources, Ltd. 7.0000%, 9/15/12	3,759,723
		26,855,583
Diversified Operations – 0.5%
7,882,000	GE Capital Trust I 6.3750%, 11/15/67‡	8,108,608
15,282,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	15,478,175
		23,586,783
Electric – Generation – 0%
1,731,000	AES Corp. 7.7500%, 10/15/15	1,943,048

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Electric – Integrated – 1.6%
$7,615,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	$8,224,200
6,265,000	CMS Energy Corp. 1.4167%, 1/15/13‡	6,265,063
13,444,000	CMS Energy Corp. 4.2500%, 9/30/15	13,977,458
10,008,000	CMS Energy Corp. 5.0500%, 2/15/18	10,697,531
9,543,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	10,248,953
6,520,000	Monongahela Power Co., Inc 6.7000%, 6/15/14	7,165,134
17,116,000	PPL Energy Supply LLC 4.6000%, 12/15/21	17,564,217
8,661,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	9,077,239
		83,219,795
Electronic Components – Semiconductors – 1.4%
10,332,000	National Semiconductor Corp. 3.9500%, 4/15/15	11,193,286
13,336,000	National Semiconductor Corp. 6.6000%, 6/15/17	16,485,750
43,461,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	43,348,436
		71,027,472
Electronic Connectors – 0.5%
15,708,000	Amphenol Corp. 4.7500%, 11/15/14	16,900,583
8,386,000	Amphenol Corp. 4.0000%, 2/1/22	8,543,112
		25,443,695
Electronic Measuring Instruments – 0.4%
4,957,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	5,024,678
13,903,000	FLIR Systems, Inc. 3.7500%, 9/1/16	14,251,840
		19,276,518
Electronics – Military – 0.3%
16,559,000	L-3 Communications Corp. 6.3750%, 10/15/15	16,921,228
Engineering – Research and Development Services – 0.5%
12,421,000	URS Corp. 3.8500%, 4/1/17 (144A)	12,266,098
11,931,000	URS Corp. 5.0000%, 4/1/22 (144A)	11,785,036
		24,051,134
Finance – Auto Loans – 1.9%
5,162,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	5,182,354
36,262,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	37,343,115
23,566,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	23,436,175
10,394,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	11,822,905
11,300,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	11,999,266
11,126,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	12,377,764
		102,161,579
Finance – Consumer Loans – 0.4%
18,682,000	SLM Corp. 6.2500%, 1/25/16	19,616,100
Finance – Credit Card – 0.5%
13,257,000	American Express Co. 6.8000%, 9/1/66‡	13,694,481
10,176,000	American Express Credit Corp. 1.7500%, 6/12/15	10,291,579
		23,986,060
Finance – Investment Bankers/Brokers – 2.5%
10,288,000	Charles Schwab Corp. 7.0000%, 8/1/49‡	11,028,427
8,565,000	Jefferies Group, Inc. 3.8750%, 11/9/15	8,415,113
14,890,000	Jefferies Group, Inc. 5.1250%, 4/13/18	14,443,300
7,708,000	Jefferies Group, Inc. 8.5000%, 7/15/19	8,363,180
15,124,000	Lazard Group LLC 7.1250%, 5/15/15	16,515,408
2,355,000	Lazard Group LLC 6.8500%, 6/15/17	2,584,589
42,182,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	45,039,113
16,554,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	17,499,333
5,761,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,548,056
		130,436,519
Finance – Mortgage Loan Banker – 0.4%
19,201,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	20,798,043
Food – Meat Products – 1.1%
1,265,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	1,315,600
35,956,000	Tyson Foods, Inc. 6.8500%, 4/1/16	41,124,675
15,395,000	Tyson Foods, Inc. 4.5000%, 6/15/22	15,856,850
		58,297,125
Food – Miscellaneous/Diversified – 2.7%
8,096,000	ARAMARK Corp. 8.5000%, 2/1/15	8,288,361
2,137,000	Dole Food Co., Inc. 13.8750%, 3/15/14	2,417,481
50,950,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	52,166,584
38,646,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	39,657,057
35,855,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42 (144A)	37,948,071
		140,477,554

See Notes to Schedules of Investments and Financial Statements.

16 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Gas – Transportation – 0%
$1,880,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	$2,078,434
Hazardous Waste Disposal – 0.1%
4,212,000	Clean Harbors, Inc. 7.6250%, 8/15/16	4,396,275
Hotels and Motels – 0.6%
7,016,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	7,693,339
2,256,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	2,663,048
5,131,000	Marriott International, Inc. 3.0000%, 3/1/19	5,187,774
1,961,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	2,224,860
2,566,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,980,563
10,529,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	12,407,079
		33,156,663
Investment Management and Advisory Services – 0.7%
12,954,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	13,991,615
7,579,000	FMR LLC 6.4500%, 11/15/39 (144A)	8,665,033
8,092,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	8,435,910
4,364,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	4,560,380
		35,652,938
Linen Supply & Related Items – 0.3%
5,841,000	Cintas Corp. No. 2 2.8500%, 6/1/16	6,066,538
6,231,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,783,528
		12,850,066
Medical – Biomedical and Genetic – 0.1%
6,536,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	7,222,280
Medical Instruments – 0.1%
6,184,000	Boston Scientific Corp. 4.5000%, 1/15/15	6,589,386
Medical Products – 0.1%
6,508,000	CareFusion Corp. 4.1250%, 8/1/12	6,525,396
Metal Processors and Fabricators – 0.1%
2,256,000	Timken Co. 6.0000%, 9/15/14	2,447,909
Money Center Banks – 0.4%
22,099,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16	23,200,326
Multi-Line Insurance – 1.2%
18,663,000	American International Group, Inc. 4.2500%, 9/15/14	19,341,027
10,357,000	American International Group, Inc. 5.4500%, 5/18/17	11,243,404
7,211,000	American International Group, Inc. 6.4000%, 12/15/20	8,159,080
4,307,000	American International Group, Inc. 4.8750%, 6/1/22	4,407,017
16,412,000	American International Group, Inc. 8.1750%, 5/15/58‡	17,807,020
		60,957,548
Oil – Field Services – 0.7%
11,103,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	11,765,794
19,075,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	19,546,820
7,224,000	Weatherford International, Ltd. 4.5000%, 4/15/22	7,403,906
		38,716,520
Oil and Gas Drilling – 0.7%
23,669,000	Nabors Industries, Inc. 5.0000%, 9/15/20	25,256,385
8,541,000	Rowan Cos., Inc. 5.0000%, 9/1/17	9,194,028
		34,450,413
Oil Companies – Exploration and Production – 1.6%
21,737,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	25,130,776
3,905,000	Apache Corp. 3.2500%, 4/15/22	4,077,648
12,997,000	Apache Corp. 4.7500%, 4/15/43	14,436,717
5,509,000	Forest Oil Corp. 8.5000%, 2/15/14	5,729,360
10,564,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	11,704,257
2,144,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	2,411,087
11,789,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	13,191,525
4,259,000	Pioneer Natural Resources Co. 3.9500%, 7/15/22	4,269,302
1,501,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	1,598,565
		82,549,237
Oil Companies – Integrated – 2.6%
14,137,000	BP Capital Markets PLC 2.2480%, 11/1/16	14,559,230
10,041,000	BP Capital Markets PLC 3.5610%, 11/1/21	10,630,005
35,202,000	Phillips 66 2.9500%, 5/1/17 (144A)	36,172,449
35,774,000	Phillips 66 4.3000%, 4/1/22 (144A)	37,633,067
35,858,000	Phillips 66 5.8750%, 5/1/42 (144A)	38,600,635
		137,595,386

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 17

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Oil Refining and Marketing – 0.2%
$3,234,000	Frontier Oil Corp. 8.5000%, 9/15/16	$3,395,700
7,611,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	8,894,610
		12,290,310
Paper and Related Products – 0.1%
3,543,000	International Paper Co. 6.0000%, 11/15/41	3,994,449
Pharmacy Services – 2.6%
14,699,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	14,842,712
10,772,000	Express Scripts Holding Co. 3.1250%, 5/15/16	11,215,494
51,113,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	52,000,782
27,053,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	29,936,282
23,384,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	24,237,843
4,681,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	4,963,021
		137,196,134
Pipelines – 3.4%
5,236,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	5,766,517
10,851,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	11,016,380
13,164,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	13,510,727
1,929,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,238,753
8,275,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	8,952,954
3,761,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	4,096,564
7,993,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	8,257,656
19,863,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	20,905,808
15,571,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	16,763,754
14,297,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	15,314,017
5,068,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	5,214,278
7,607,000	TC Pipelines L.P. 4.6500%, 6/15/21	8,024,419
39,916,000	Western Gas Partners L.P. 5.3750%, 6/1/21	44,182,621
15,833,000	Western Gas Partners L.P. 4.0000%, 7/1/22	15,833,000
		180,077,448
Publishing – Newspapers – 0%
1,716,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,827,540
Publishing – Periodicals – 0.3%
16,373,000	United Business Media PLC 5.7500%, 11/3/20 (144A)	16,851,435
Real Estate Management/Services – 0.1%
5,891,000	CBRE Group, Inc. 6.6250%, 10/15/20	6,244,460
Real Estate Operating/Development – 0.2%
10,870,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	11,780,080
Reinsurance – 0.2%
11,363,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	12,065,097
REIT – Diversified – 0.7%
10,482,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	10,974,434
24,794,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	25,830,364
		36,804,798
REIT – Health Care – 0.3%
5,969,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,470,695
8,302,000	Senior Housing Properties Trust 6.7500%, 12/15/21	9,027,088
		15,497,783
REIT – Hotels – 0.3%
15,794,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	16,228,335
REIT – Office Property – 1.1%
21,780,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	22,300,455
3,861,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,103,100
10,610,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	10,761,872
18,500,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	21,105,577
		58,271,004
REIT – Regional Malls – 1.3%
42,508,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	43,570,700
24,473,000	Rouse Co. LLC 6.7500%, 11/9/15	25,574,285
		69,144,985
REIT – Shopping Centers – 0.1%
4,135,000	DDR Corp. 4.7500%, 4/15/18	4,288,801
Retail – Regional Department Stores – 0.6%
5,076,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	5,508,871
10,961,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	12,634,307

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Retail – Regional Department Stores – (continued)

$4,220,000	Macy’s Retail Holdings, Inc. 3.8750%, 1/15/22	$4,436,794
5,449,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	6,443,655
		29,023,627
Retail – Restaurants – 0.2%
10,863,000	Brinker International, Inc. 5.7500%, 6/1/14	11,606,768
Steel – Producers – 0.5%
14,743,000	ArcelorMittal 4.5000%, 2/25/17	14,517,550
13,583,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	13,786,745
		28,304,295
Telecommunication Services – 0.4%
18,023,000	Qwest Corp. 6.7500%, 12/1/21	20,279,155
Telephone – Integrated – 0.7%
35,952,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	37,929,360
Transportation – Railroad – 0.5%
2,360,613	CSX Transportation, Inc. 8.3750%, 10/15/14	2,680,824
16,151,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	17,988,984
5,548,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	6,172,150
		26,841,958
Transportation – Services – 0%
2,270,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,259,188
Transportation – Truck – 0.3%
16,361,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	16,897,297

Total Corporate Bonds (cost $2,840,518,069)		2,971,989,115

Mortgage-Backed Securities – 17.1%
	Fannie Mae:
3,625,291	5.0000%, 2/1/23	3,925,237
6,743,415	5.5000%, 1/1/25	7,374,311
3,745,727	5.5000%, 1/1/33	4,134,366
10,934,591	5.0000%, 9/1/33	12,240,379
2,893,754	5.0000%, 11/1/33	3,148,891
5,448,774	5.0000%, 12/1/33	5,929,182
3,085,147	5.0000%, 2/1/34	3,357,159
12,472,679	5.5000%, 4/1/34	13,712,218
21,030,220	5.5000%, 9/1/34	23,107,067
6,372,308	5.5000%, 5/1/35	6,989,659
50,442,141	5.5000%, 7/1/35	55,423,572
10,553,848	5.0000%, 10/1/35	11,477,488
24,159,612	6.0000%, 10/1/35	26,729,563
20,799,732	6.0000%, 12/1/35	23,427,500
10,869,668	5.5000%, 1/1/36	11,922,725
39,465,601	5.5000%, 4/1/36	43,289,042
22,019,527	5.5000%, 7/1/36	24,194,073
29,618,969	6.0000%, 11/1/36	33,291,607
5,771,175	6.0000%, 3/1/37	6,385,077
26,650,024	5.5000%, 5/1/37	29,415,106
5,921,462	6.0000%, 5/1/37	6,525,445
5,629,646	5.5000%, 7/1/37	6,143,381
4,552,951	5.5000%, 3/1/38	5,025,344
7,917,840	6.0000%, 11/1/38	8,725,451
15,582,830	6.0000%, 11/1/38	17,216,575
8,107,855	5.0000%, 6/1/40	8,946,861
4,121,382	4.5000%, 10/1/40	4,495,367
3,952,013	4.0000%, 12/1/40	4,270,836
3,806,297	5.0000%, 3/1/41	4,200,175
11,063,261	4.5000%, 4/1/41	12,138,531
7,511,348	5.0000%, 4/1/41	8,263,960
9,576,767	5.0000%, 4/1/41	10,632,243
12,196,536	4.5000%, 10/1/41	13,353,840
8,475,255	5.0000%, 10/1/41	9,317,867
	Freddie Mac:
5,300,699	5.0000%, 1/1/19	5,692,261
4,436,596	5.0000%, 2/1/19	4,764,327
6,059,577	5.5000%, 8/1/19	6,572,429
26,533,090	5.0000%, 1/1/36	29,392,689
15,153,380	5.5000%, 10/1/36	16,772,980
10,451,515	5.0000%, 11/1/36	11,266,013
12,072,623	6.0000%, 1/1/38	13,268,176
3,607,463	5.5000%, 5/1/38	3,969,357
27,639,025	5.0000%, 5/1/39	30,306,878
9,409,646	5.5000%, 10/1/39	10,353,602
8,806,175	4.5000%, 1/1/41	9,563,972
11,285,491	4.5000%, 5/1/41	12,336,514
19,238,202	5.0000%, 5/1/41	21,217,637
2,779,949	4.5000%, 9/1/41	3,032,681
	Ginnie Mae:
10,758,643	4.0000%, 8/15/24	11,603,220
8,707,169	6.0000%, 11/20/34	9,822,254
40,595,294	5.5000%, 3/20/35	45,036,208
10,731,714	5.5000%, 3/15/36	11,976,144
13,484,174	5.5000%, 3/20/36	15,026,353
7,267,372	5.0000%, 4/15/39	8,021,049
15,468,204	5.0000%, 9/15/39	17,247,138
32,336,996	5.0000%, 9/15/39	36,055,256
8,538,626	5.0000%, 10/15/39	9,520,200
13,683,212	5.0000%, 11/15/39	15,256,734
4,267,862	5.0000%, 1/15/40	4,726,215
3,091,972	5.0000%, 4/15/40	3,423,875
5,219,606	5.0000%, 4/15/40	5,790,275
5,330,393	5.0000%, 5/15/40	5,913,175
5,137,478	5.0000%, 7/15/40	5,689,363
13,578,514	5.0000%, 7/15/40	15,069,483
13,950,741	5.0000%, 2/15/41	15,567,167
6,028,379	5.0000%, 5/15/41	6,712,094
3,471,600	4.5000%, 7/15/41	3,832,845
5,536,941	3.5000%, 5/20/42	5,926,197

Total Mortgage-Backed Securities (cost $893,774,728)		899,454,859

U.S. Treasury Notes/Bonds – 19.3%
	U.S. Treasury Notes/Bonds:
44,678,900	1.1250%, 6/15/13	45,048,886
95,240,000	1.0000%, 7/15/13	95,965,443
112,074,000	0.2500%, 3/31/14	111,942,649
8,880,000	0.2500%, 4/30/14	8,869,246

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 19

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)

	U.S. Treasury Notes/Bonds: (continued)
$62,190,000	0.2500%, 5/31/14	$62,112,262
11,356,000	0.2500%, 1/15/15	11,323,170
34,876,300	2.1250%, 5/31/15	36,587,401
7,890,000	1.0000%, 8/31/16	8,013,897
11,032,900	1.0000%, 9/30/16	11,204,429
8,880,500	1.0000%, 10/31/16	9,015,786
1,150,000	0.8750%, 11/30/16	1,161,410
110,879,500	0.8750%, 1/31/17	111,841,047
17,148,000	0.8750%, 2/28/17	17,296,707
16,602,100	2.3750%, 5/31/18	17,987,346
3,753,700	1.7500%, 10/31/18	3,927,601
93,765,200	3.1250%, 5/15/21	106,745,867
111,212,300	2.1250%, 8/15/21	116,894,581
27,485,300	2.0000%, 11/15/21	28,496,677
131,522,000	2.0000%, 2/15/22	135,950,609
10,320,000	3.1250%, 11/15/41	11,094,000
56,452,000	3.1250%, 2/15/42	60,632,948
630,000	3.0000%, 5/15/42	659,827

Total U.S. Treasury Notes/Bonds (cost $978,213,338)		1,012,771,789

Money Market – 2.2%
116,989,301	Janus Cash Liquidity Fund LLC, 0% (cost $116,989,301)	116,989,301

Total Investments (total cost $5,009,719,755) – 98.6%		5,186,654,050

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		72,389,732

Net Assets – 100%		$5,259,043,782

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$62,159,846	1.2%
Bermuda	15,327,723	0.3%
Canada	24,665,531	0.5%
Cayman Islands	11,809,290	0.2%
France	37,558,917	0.7%
Luxembourg	49,542,545	1.0%
Mexico	24,161,134	0.5%
Netherlands	33,869,381	0.7%
South Korea	11,765,794	0.2%
United Kingdom	137,261,526	2.6%
United States††	4,778,532,363	92.1%

Total	$5,186,654,050	100.0%

††	Includes Cash Equivalents (89.9% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

20 | JUNE 30, 2012

Janus Global Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments anywhere in the world can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Chris Diaz co-portfolio manager

Performance Overview

During the one-year period ended June 30, 2012, Janus Global Bond Fund’s Class I Shares returned 5.16% compared with a 2.73% return for the Fund’s benchmark, the Barclays Global Aggregate Bond Index.

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the portfolio.

Market Environment

The 12 months ended June 30, 2012, were characterized by concern about slow global economic growth and U.S. and European fiscal policy. In general, both investment grade and high yield corporate credit spreads and mortgage-backed securities (MBS) widened moderately during the period, while yields narrowed sharply on 5-, 10- and 30-year U.S. Treasury securities.

The period began with fear that the U.S. economy might falter into a double-dip recession, given below-expectation GDP growth, manufacturing slowdowns and persistently bleak employment, housing and consumer spending figures. In addition, the bitter Washington politics that played out during the U.S. debt ceiling debate in July and August 2011 compounded investor dismay.

By autumn 2011 all eyes were on Europe, as the fiscal difficulties worsened in southern and peripheral euro-zone countries including Greece, Italy and Spain. The failure of U.S. politicians to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise; under the Budget Control Act of 2011 automatic across-the-board government spending cuts are scheduled to begin in 2013, potentially creating additional drag on the economy.

The picture brightened a bit in December. U.S. economic data reflected a recovery that appeared to be gaining traction, with strength in hiring and housing. The European Central Bank’s long-term refinancing operation (LTRO), which pumped nearly €1 trillion into the euro-zone banking system between December and February, made Europe’s debt crisis seem temporarily less acute.

Janus Fixed Income & Money Market Funds | 21

Janus Global Bond Fund (unaudited)

Meanwhile, U.S. Federal Reserve (Fed) officials said they anticipated keeping short-term interest rates low well into 2014. Fueled by hope of stronger economic growth, both investment grade and high yield corporate credit markets rallied strongly in January and February.

However, optimism began to fade in the spring. U.S. payroll growth in March, April and May failed to match the pace set in previous months. Manufacturing activity slowed in China, currently the biggest driver of world growth. Headlines were dominated by Spain’s troubled banking sector and a voter backlash in France and Greece to economic austerity policies. Investor anxiety was reflected in declining U.S. and German government bond yields, as market participants sought safety in an uncertain world.

In June, risk assets recovered some lost ground amid relief related to the outcome of the Greek election, which calmed fears that Greece might abruptly leave the euro. Meanwhile, China cut interest rates for the first time in four years and the Fed announced that it would extend Operation Twist, a program through which it has been selling short-duration Treasury securities and using the proceeds to buy longer-term bonds in an effort to keep long-term interest rates low.

Fund Comments

Our security selection within U.S. Treasuries and corporate credit were the top contributors to outperformance during the period, followed by our overweight allocation to credit compared with the benchmark. Detractors were led by security selection in asset-backed securities (ABS) and a small cash position (it is worth noting that cash is not an active strategy within the Fund, but a component of the day-to-day investing process). From a sector standpoint, food and beverage, industrial chemicals and diversified manufacturing were the greatest contributors to outperformance. Detractors were led by industrial metals, packaging and building materials.

At period end, the Fund was overweight to U.S. corporate credit relative to the benchmark and underweight European credit, as we wait to see how events unfold in the euro zone. European debt issuers currently face greater potential risks than potential returns, in our opinion, as sovereign risk and a slowing economy continue to create headwinds.

We also are underweight to Asia compared with the benchmark. It remains unclear how China’s economy will fare as its leaders try to guide it to a soft landing, and we remain cautious about possible downside surprises. Also, from a fixed income standpoint, Asian markets are not well developed in terms of bondholder law or investor appeal. Except for Japan, Asian fixed income investors tend to gravitate toward Western bond markets, ignoring their own corporate debt markets.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Contributors to Performance

The top contributor to outperformance during the period, United Technologies plans to acquire Goodrich, a leading aerospace components supplier. In May 2012 it raised $9.8 billion through the largest U.S. corporate bond offering since 2009, with proceeds to help fund the $16.5 billion acquisition. We expect United Technologies to remain committed to its deleveraging targets post-acquisition, paying down 25% of total debt by year-end 2012 through robust cash-flow generation.

The second greatest contributor was Pernod Ricard, a French producer of distilled beverages. Pernod acquired Absolut Vodka in 2008, resulting in a ratings downgrade. However, the company has demonstrated its ability to utilize free cash flow for the benefit of bondholders and remains focused on deleveraging.

Kraft Foods was the third top contributor. In conjunction with the spin-off of its North American grocery business, parent company Kraft Foods sold $6 billion in notes on May 30 through its grocery subsidiary, Kraft Foods Group, with proceeds to be used to reduce debt at the parent. Days later, Kraft announced an exchange offer for up to $3.6 billion of its existing notes for new notes to be issued by Kraft Foods Group. The increased capital structure clarity is a positive for bondholders and should be supportive of further spread tightening over the near term, in our view.

Detractors from Performance

The top detractor was Royal Bank of Scotland, which generated positive return during the period but did not keep pace with the strong performance of other credits. Very much a recovery story, RBS underwent the largest bank bailout in the world on a currency adjusted basis with the U.K. government holding nearly 80% of the company’s equity. Having split into core and non-core businesses, today RBS is very well capitalized inclusive of the potential impact from rolling off the non-core assets (expiration and/or discounted asset sales). We anticipate government restrictions on the firm will abate as the firm reaches debt reduction targets through increased funding

22 | JUNE 30, 2012

(unaudited)

from growing deposits and non-performing asset reduction.

Reynolds Group, the second greatest detractor, is a global manufacturer and supplier of consumer beverage and foodservice packaging products. We like the company’s stable end markets in bottling and packaging and that it has continued to demonstrate stable earnings growth.

The third top detractor, Jefferies Group, generated a modest negative return during the period, but our overweight allocation increased its impact on the Fund’s performance relative to the benchmark. One of the last remaining independent brokers in the United States, Jefferies Group invested heavily in expanding its business during the credit crisis. We believe this will help Jefferies as M&A activity increases in an improving economy. Its independent status also frees the company from the regulatory constraints on many of its bank peers, potentially providing market share gains at an important time in the economic cycle. Jefferies reported solid earnings in June, which bodes well for the credit going forward, in our opinion.

Outlook

Collectively, we continue to believe that global credit offers compelling risk-reward opportunities. In general, credit profiles are intact and most companies have adequate cash on the balance sheet to pay off their debt; if not, they have access to capital markets under most market scenarios. Corporate debt issuance is expected to be low going forward, as management teams are reluctant to take on more borrowing. Meanwhile, investors will continue to scramble for yield as long as U.S. Treasury rates remain at record lows, further driving demand for higher-yielding debt.

Although the timing is difficult to predict, we believe that before year-end we may see a market selloff that presents us with an opportunity to buy good-quality higher-yielding credit. It is important to remember that our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets and putting their businesses in a more stable position.

However, we do think some caution is warranted as we look ahead to likely challenges over the next 12 months. Europe’s debt situation likely will continue to be a rolling crisis. Over the past year the focus has shifted from Greece to Italy to Spain and back again, with no real progress made in resolving the fundamental problem: monetary union without fiscal union. As long as the European Monetary Union operates under 17 separate fiscal policies, markets will continue to be roiled periodically by one-off events.

In addition, we will be facing a contentious U.S. election season this fall. We also expect increasingly heated rhetoric over fiscal policy as the deadline approaches for expiring U.S. tax provisions and automatic government spending cuts mandated by the Budget Control Act of 2011. All of these are scheduled to occur at year end, yet politicians remain deadlocked. It’s likely that the U.S. federal debt ceiling will be reached again by this December, raising the prospect of another congressional showdown similar to the one we experienced in summer 2011.

Japan, meanwhile, has a problem that has yet to gain the full focus of the market: what to do with its high debt-to-GDP ratio. Historically Japan has been self-funding. However, the Japanese savings rate, once in the mid-20% range, is declining and is now below 10%. Although Japan’s savings rate remains far better than the savings rate in the United States, it remains an area of concern.

While developed economies seem to be in a debt quagmire with no resolution in sight, we are increasingly positive about the long-term prospects in emerging markets. By and large, many emerging market countries have low debt-to-GDP ratios, credit ratings agencies have been quick to upgrade their ratings on many of them, and their currencies appear to be more stable than those in certain developed countries. Many are not in a trade pact or union, like the European Union, that limits their flexibility. We like the natural resources that many of these countries can rely on for exports to bolster their capital positions at the sovereign level. Also, countries such as Brazil, Indonesia and Mexico have young, well-educated populations that increasingly are seeking the trappings of developed nations – cars, housing and new technology, for instance. Their governments are becoming more tolerant of these material desires than they have been in the past, realizing that economic growth is necessary to solidify government fiscal positions.

From a global macroeconomic and market standpoint, it’s likely that economies will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy. Until we see significant deleveraging of European financial institutions and restructuring of economies of developed nations, economic growth will be constrained and interest rates are likely to remain low in the United States and Germany.

Janus Fixed Income & Money Market Funds | 23

Janus Global Bond Fund (unaudited)

On behalf of each member of our investment team, thank you for your investment in the Janus Global Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

24 | JUNE 30, 2012

(unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
June 30, 2012

Weighted Average Maturity	8.2 Years
Average Effective Duration*	5.3 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.01%
With Reimbursement	1.91%
Class A Shares at MOP
Without Reimbursement	0.97%
With Reimbursement	1.82%
Class C Shares***
Without Reimbursement	0.31%
With Reimbursement	1.18%
Class D Shares
Without Reimbursement	1.03%
With Reimbursement	1.96%
Class I Shares
Without Reimbursement	1.50%
With Reimbursement	2.16%
Class S Shares
Without Reimbursement	1.01%
With Reimbursement	1.66%
Class T Shares
Without Reimbursement	1.26%
With Reimbursement	1.91%
Number of Bonds/Notes	228

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
June 30, 2012

AAA	3.5%
AA	23.3%
A	14.5%
BBB	25.3%
BB	13.5%
B	0.1%
CCC	0.6%
Other	19.2%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2012

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Janus Fixed Income & Money Market Funds | 25

Janus Global Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012			Expense Ratios – per the October 28, 2011 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	4.89%	6.62%	3.51%	1.02%

MOP	–0.12%	3.22%

Janus Global Bond Fund – Class C Shares

NAV	4.11%	5.90%	4.23%	1.77%

CDSC	3.10%	5.90%

Janus Global Bond Fund – Class D Shares(1)	4.90%	6.68%	2.93%	0.89%

Janus Global Bond Fund – Class I Shares	5.16%	6.82%	3.14%	0.77%

Janus Global Bond Fund – Class S Shares	4.69%	6.47%	3.85%	1.27%

Janus Global Bond Fund – Class T Shares	4.91%	6.64%	3.46%	1.01%

Barclays Global Aggregate Bond Index	2.73%	5.79%

Barclays Global Aggregate Corporate Bond Index	3.43%	6.88%

Lipper Quartile – Class I Shares	1st	1st

Lipper Ranking – based on total returns for Global Income Funds	47/187	28/168

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

26 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Due to certain investment strategies, the Fund may have an increased position in cash.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 27

Janus Global Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,033.90	$5.16

Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,030.10	$8.93

Hypothetical (5% return before expenses)	$1,000.00	$1,016.06	$8.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,033.30	$4.75

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,035.20	$3.90

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,033.30	$5.76

Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,034.10	$5.01

Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97

†	Expenses are equal to the annualized expense ratio of 1.02% for Class A Shares, 1.77% for Class C Shares, 0.94% for Class D Shares, 0.77% for Class I Shares, 1.14% for Class S Shares and 0.99% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

28 | JUNE 30, 2012

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount			Value

Asset-Backed/Commercial Mortgage-Backed Securities – 7.7%
EUR	500,000	Arena B.V. 1.4730%, 10/17/51**,‡	$624,038
	$340,000	Arkle Master Issuer PLC 2.1659%, 5/17/60 (144A),‡	343,543
	23,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	26,281
	93,380	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	96,958
GBP	124,369	DECO Series 4.7531%, 5/22/21**,‡	180,435
EUR	100,000	Dutch MBS B.V. 2.5330%, 7/2/37**,‡	126,529
EUR	500,000	Dutch Mortgage Portfolio Loans B.V. 1.8350%, 11/20/35**,‡	620,286
	69,000	FREMF Mortgage Trust 5.0996%, 7/25/21 (144A),‡	69,737
	29,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	28,393
	205,000	Gracechurch Card Funding PLC 1.0511%, 6/15/17 (144A),**	205,000
	100,000	GS Mortgage Securities Corp II 4.0490%, 4/10/34 (144A),‡	103,324
	178,000	GS Mortgage Securities Corp II 3.5510%, 4/10/34 (144A),‡	184,005
	13,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0638%, 4/15/45‡	14,835
	84,000	WFDB Commercial Mortgage Trust 3.6620%, 7/5/24 (144A)	86,491

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $2,839,840)			2,709,855

Corporate Bonds – 55.3%
Aerospace and Defense – Equipment – 1.9%
	65,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	66,642
	44,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	47,217
	82,000	United Technologies Corp. 1.8000%, 6/1/17	83,742
	295,000	United Technologies Corp. 3.1000%, 6/1/22	309,119
	154,000	United Technologies Corp. 4.5000%, 6/1/42	169,154
			675,874
Agricultural Chemicals – 0.6%
	91,000	CF Industries, Inc. 6.8750%, 5/1/18	107,949
	94,000	CF Industries, Inc. 7.1250%, 5/1/20	114,445
			222,394
Apparel Manufacturers – 0.5%
	200,000	Quiksilver, Inc. 6.8750%, 4/15/15	193,000
Beverages – Wine and Spirits – 1.0%
EUR	250,000	Pernod-Ricard S.A. 4.8750%, 3/18/16**	342,654
Building – Residential and Commercial – 0.1%
	37,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	38,916
Cable/Satellite Television – 0.5%
	176,000	Comcast Corp. 3.1250%, 7/15/22	176,828
Cellular Telecommunications – 0.6%
	200,000	America Movil S.A.B. de C.V. 2.3750%, 9/8/16	205,180
Chemicals – Diversified – 0.6%
	219,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19 (144A),**	229,676
Chemicals – Specialty – 0.8%
	153,000	Ecolab, Inc. 3.0000%, 12/8/16	161,302
	98,000	Ecolab, Inc. 4.3500%, 12/8/21	108,620
			269,922
Coatings and Paint Products – 0.5%
	169,000	Valspar Corp. 4.2000%, 1/15/22	177,214
Commercial Banks – 2.8%
	63,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	65,205
	294,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	302,085
EUR	100,000	Nordea Bank A.B. 3.7500%, 2/24/17	135,359
EUR	35,000	Rabobank Nederland N.V. 4.3750%, 5/5/16**	48,128
EUR	125,000	Standard Chartered PLC 4.1250%, 1/18/19**	172,096
	164,000	Zions Bancorp 7.7500%, 9/23/14	177,866
	76,000	Zions Bancorp 4.5000%, 3/27/17	76,411
			977,150
Consulting Services – 1.1%
	77,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	82,434
	195,000	Verisk Analytics, Inc. 5.8000%, 5/1/21**	217,638
GBP	50,000	WPP 2008, Ltd. 6.0000%, 4/4/17**	88,318
			388,390
Containers – Paper and Plastic – 1.3%
	43,000	Packaging Corp. of America 3.9000%, 6/15/22	43,140
	33,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	33,897
	359,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	369,838
			446,875
Diversified Banking Institutions – 3.4%
	20,000	Bank of America Corp. 4.5000%, 4/1/15	20,615
	81,000	Bank of America Corp. 5.7000%, 1/24/22	89,205

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 29

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount			Value

Diversified Banking Institutions – (continued)

	$50,000	Bank of America Corp. 8.0000%, 7/30/49‡	$52,084
EUR	185,000	Citigroup, Inc. 4.7500%, 11/12/13	242,268
	70,000	Citigroup, Inc. 4.4500%, 1/10/17	73,377
	83,000	Goldman Sachs Group, Inc. 5.7500%, 1/24/22	87,615
	251,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	270,382
	100,000	Morgan Stanley 3.4500%, 11/2/15	96,834
EUR	50,000	Morgan Stanley 4.0000%, 11/17/15	63,176
EUR	50,000	Morgan Stanley 5.3750%, 8/10/20	62,520
	129,000	Morgan Stanley 5.5000%, 7/28/21	127,098
			1,185,174
Diversified Financial Services – 1.5%
	225,000	General Electric Capital Corp. 2.1500%, 1/9/15	228,792
	300,000	General Electric Capital Corp. 7.1250%, 12/15/49‡	316,938
			545,730
Diversified Minerals – 1.0%
	352,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A),**	359,040
Diversified Operations – 0.2%
	54,000	GE Capital Trust I 6.3750%, 11/15/67‡	55,552
Electric – Integrated – 0.2%
	42,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	45,107
	38,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	39,826
			84,933
Electric – Transmission – 1.0%
GBP	210,000	SPI Australia Assets Pty, Ltd.** 5.1250%, 2/11/21	365,641
Electronic Components – Semiconductors – 1.2%
	327,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	326,153
	100,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15 (144A),**	107,000
			433,153
Electronic Connectors – 0.2%
	67,000	Amphenol Corp. 4.0000%, 2/1/22	68,255
Electronic Measuring Instruments – 0.4%
	122,000	FLIR Systems, Inc. 3.7500%, 9/1/16	125,061
Electronics – Military – 0.3%
	100,000	L-3 Communications Corp. 6.3750%, 10/15/15	102,187
Engineering – Research and Development Services – 0.5%
	93,000	URS Corp. 3.8500%, 4/1/17 (144A)	91,840
	90,000	URS Corp. 5.0000%, 4/1/22 (144A)	88,899
			180,739
Finance – Auto Loans – 2.9%
	544,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	560,219
	200,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	198,898
	100,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	113,748
	125,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	152,677
			1,025,542
Finance – Consumer Loans – 0.2%
	69,000	SLM Corp. 6.2500%, 1/25/16	72,450
Finance – Credit Card – 0.2%
	70,000	American Express Credit Corp. 1.7500%, 6/12/15	70,795
Finance – Investment Bankers/Brokers – 1.4%
	84,000	Charles Schwab Corp. 7.0000%, 8/1/49‡	90,045
	64,000	Lazard Group LLC 7.1250%, 5/15/15	69,888
	307,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	327,794
			487,727
Finance – Mortgage Loan Banker – 0.4%
	142,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	153,811
Food – Meat Products – 1.6%
	353,000	BRF – Brasil Foods S.A. 5.8750%, 6/6/22 (144A)	363,590
	26,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	27,040
	73,000	Smithfield Foods, Inc. 10.0000%, 7/15/14	83,311
	106,000	Tyson Foods, Inc. 4.5000%, 6/15/22	109,180
			583,121
Food – Miscellaneous/Diversified – 2.7%
	33,000	ARAMARK Corp. 8.5000%, 2/1/15	33,784
	353,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	361,429
	272,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	279,116
	248,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42 (144A)	262,477
			936,806
Investment Management and Advisory Services – 0.5%
	10,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	10,801

See Notes to Schedules of Investments and Financial Statements.

30 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount			Value

Investment Management and Advisory Services – (continued)

	$136,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	$141,780
	33,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	34,485
			187,066
Linen Supply & Related Items – 0.1%
	19,000	Cintas Corp. No. 2 2.8500%, 6/1/16	19,734
Lottery Services – 0.2%
EUR	50,000	Lottomatica SpA 5.3750%, 2/2/18**	63,402
Medical – Biomedical and Genetic – 0%
	4,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	4,420
Money Center Banks – 0.9%
	58,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	60,891
CAD	150,000	Lloyds TSB Bank PLC 5.2800%, 4/19/16**	151,767
EUR	83,000	Lloyds TSB Bank PLC 6.5000%, 3/24/20**	91,434
			304,092
Mortgage Banks – 1.5%
EUR	423,000	EBS Mortgage Finance** 3.8750%, 11/23/12	522,537
Multi-Line Insurance – 1.3%
	99,000	American International Group, Inc. 4.2500%, 9/15/14	102,597
	43,000	American International Group, Inc. 5.4500%, 5/18/17	46,680
	29,000	American International Group, Inc. 6.4000%, 12/15/20	32,813
	29,000	American International Group, Inc. 4.8750%, 6/1/22	29,673
EUR	50,000	American International Group, Inc. 8.0000%, 5/22/38 (144A),‡	60,987
	164,000	American International Group, Inc. 8.1750%, 5/15/58‡	177,940
			450,690
Oil – Field Services – 0.8%
	200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A),**	211,939
	54,000	Weatherford International, Ltd. 4.5000%, 4/15/22	55,345
			267,284
Oil and Gas Drilling – 0.4%
	99,000	Nabors Industries, Inc. 5.0000%, 9/15/20	105,640
	46,000	Rowan Cos., Inc. 5.0000%, 9/1/17	49,517
			155,157
Oil Companies – Exploration and Production – 1.6%
	116,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	134,111
	98,000	Apache Corp. 4.7500%, 4/15/43	108,856
	200,000	CNOOC Finance 2012, Ltd. 3.8750%, 5/2/22 (144A)	206,856
	80,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	88,635
	29,000	Pioneer Natural Resources Co. 3.9500%, 7/15/22	29,070
			567,528
Oil Companies – Integrated – 3.0%
EUR	50,000	BP Capital Markets PLC 3.8300%, 10/6/17**	68,785
	264,000	Phillips 66 2.9500%, 5/1/17 (144A)	271,278
	268,000	Phillips 66 4.3000%, 4/1/22 (144A)	281,927
	269,000	Phillips 66 5.8750%, 5/1/42 (144A)	289,575
EUR	95,000	Shell International Finance B.V. 4.3750%, 5/14/18**	137,663
			1,049,228
Pharmacy Services – 3.0%
	115,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	116,124
	52,000	Express Scripts Holding Co. 3.1250%, 5/15/16	54,141
	403,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A),**	410,000
	208,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	230,169
	187,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	193,828
	38,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	40,289
			1,044,551
Pipelines – 3.5%
	29,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	31,938
	101,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	103,660
	45,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	46,490
	379,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16**	398,898
	85,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	91,511
	65,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	69,624
	23,000	TC Pipelines L.P. 4.6500%, 6/15/21	24,262
	321,000	Western Gas Partners L.P. 5.3750%, 6/1/21	355,312
	107,000	Western Gas Partners L.P. 4.0000%, 7/1/22	107,000
			1,228,695

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 31

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount			Value

Property Trust – 1.3%
EUR	338,000	Prologis International Funding S.A. 5.8750%, 10/23/14**	$444,990
Real Estate Management/Services – 0%
	$15,000	CBRE Group, Inc. 6.6250%, 10/15/20	15,900
REIT – Diversified – 1.3%
	250,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A),**	261,744
EUR	100,000	Unibail-Rodamco S.E. 3.5000%, 4/6/16**	132,726
EUR	50,000	Unibail-Rodamco S.E. 4.6250%, 9/23/16**	69,275
			463,745
REIT – Health Care – 0.2%
	1,000	HCP, Inc. 2.7000%, 2/1/14	1,016
	61,000	Senior Housing Properties Trust 6.7500%, 12/15/21	66,328
			67,344
REIT – Office Property – 0.6%
	169,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	173,039
	52,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	52,744
			225,783
REIT – Regional Malls – 1.3%
	58,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	59,450
	106,000	Rouse Co. LLC 7.2000%, 9/15/12	106,265
	274,000	Rouse Co. LLC 6.7500%, 11/9/15	286,330
			452,045
REIT – Shopping Centers – 0.5%
	174,000	DDR Corp. 4.7500%, 4/15/18	180,472
Steel – Producers – 0.2%
	65,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	65,975
Telecommunication Services – 0.5%
	96,000	Qwest Corp. 6.7500%, 12/1/21	108,018
GBP	50,000	Virgin Media Secured Finance PLC 7.0000%, 1/15/18**	83,971
			191,989
Telephone – Integrated – 0.5%
	167,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	176,185
Transportation – Railroad – 0.5%
	165,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	183,777

Total Corporate Bonds (cost $19,087,336)			19,512,379

Foreign Government Bonds – 18.3%
	200,000	Bermuda Government International Bond 4.1380%, 1/3/23 (144A)	201,254
BRL	515,000	Brazilian Government International Bond 12.5000%, 1/5/16	311,905
BRL	250,000	Brazilian Government International Bond 12.5000%, 1/5/22	172,729
BRL	350,000	Brazilian Government International Bond 8.5000%, 1/5/24	189,971
EUR	66,000	Bundesrepublik Deutschland 3.7500%, 1/4/17**	95,372
CLP	82,000,000	Chile Government International Bond 5.5000%, 8/5/20**	174,326
MYR	2,075,000	Malaysia Government Bond 4.2620%, 9/15/16**	682,540
MXN	8,300,000	Mexican Bonos 7.7500%, 12/14/17	705,241
	170,000	Mexico Government International Bond 3.6250%, 3/15/22	180,455
NZD	310,000	New Zealand Government Bond 6.0000%, 5/15/21	298,264
NOK	2,500,000	Norway Government Bond 6.5000%, 5/15/13**	438,258
	100,000	South Africa Government International Bond 4.6650%, 1/17/24	108,250
EUR	225,000	Spain Government Bond 5.8500%, 1/31/22**	273,586
GBP	123,000	United Kingdom Gilt 4.5000%, 3/7/13**	198,097
GBP	101,000	United Kingdom Gilt 2.2500%, 3/7/14**	163,347
GBP	412,000	United Kingdom Gilt 2.0000%, 1/22/16**	677,493
GBP	261,000	United Kingdom Gilt 3.7500%, 9/7/20**	479,569
GBP	68,000	United Kingdom Gilt 3.7500%, 9/7/21**	125,339
GBP	101,000	United Kingdom Gilt 4.2500%, 3/7/36**	194,990
GBP	404,000	United Kingdom Gilt 4.2500%, 12/7/40**	778,950

Total Foreign Government Bonds (cost $6,448,257)			6,449,936

Mortgage-Backed Securities – 15.3%
		Fannie Mae:
	34,212	5.0000%, 2/1/23	37,043
	63,530	5.5000%, 1/1/25	69,473
	35,349	5.5000%, 1/1/33	39,017
	22,971	5.0000%, 11/1/33	24,997
	43,106	5.0000%, 12/1/33	46,907
	24,299	5.0000%, 2/1/34	26,441
	115,041	5.5000%, 4/1/34	126,474
	198,504	5.5000%, 9/1/34	218,107
	50,618	5.5000%, 5/1/35	55,522
	473,361	5.5000%, 7/1/35	520,108
	72,855	5.0000%, 10/1/35	79,231
	167,069	6.0000%, 10/1/35	184,840
	194,284	6.0000%, 12/1/35	218,829
	75,166	5.5000%, 1/1/36	82,448
	199,125	5.5000%, 4/1/36	218,417
	218,863	5.5000%, 7/1/36	240,477

See Notes to Schedules of Investments and Financial Statements.

32 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)

	Fannie Mae: (continued)
$202,963	6.0000%, 11/1/36	$228,130
210,944	5.5000%, 5/1/37	232,831
56,170	6.0000%, 5/1/37	61,899
52,642	5.5000%, 7/1/37	57,445
36,091	5.5000%, 3/1/38	39,835
74,744	6.0000%, 11/1/38	82,367
146,283	6.0000%, 11/1/38	161,620
32,669	4.5000%, 10/1/40	35,634
39,282	4.0000%, 12/1/40	42,451
30,215	5.0000%, 3/1/41	33,342
88,038	4.5000%, 4/1/41	96,594
59,627	5.0000%, 4/1/41	65,602
76,023	5.0000%, 4/1/41	84,402
121,227	4.5000%, 10/1/41	132,730
80,680	5.0000%, 10/1/41	88,702
	Freddie Mac:
42,087	5.0000%, 1/1/19	45,196
41,634	5.0000%, 2/1/19	44,710
56,601	5.5000%, 8/1/19	61,391
72,274	5.0000%, 11/1/36	77,907
95,609	6.0000%, 1/1/38	105,077
28,425	5.5000%, 5/1/38	31,277
74,588	5.5000%, 10/1/39	82,071
69,527	4.5000%, 1/1/41	75,510
89,806	4.5000%, 5/1/41	98,170
152,294	5.0000%, 5/1/41	167,963
27,631	4.5000%, 9/1/41	30,143
	Ginnie Mae:
69,542	6.0000%, 11/20/34	78,448
106,668	5.5000%, 3/15/36	119,037
58,042	5.0000%, 4/15/39	64,062
68,196	5.0000%, 10/15/39	76,035
109,284	5.0000%, 11/15/39	121,851
30,267	5.0000%, 1/15/40	33,517
21,928	5.0000%, 4/15/40	24,281
37,016	5.0000%, 4/15/40	41,063
38,098	5.0000%, 5/15/40	42,263
36,434	5.0000%, 7/15/40	40,347
98,264	5.0000%, 7/15/40	109,054
111,458	5.0000%, 2/15/41	124,372
48,147	5.0000%, 5/15/41	53,608
27,334	4.5000%, 7/15/41	30,179

Total Mortgage-Backed Securities (cost $5,356,544)		5,409,447

U.S. Treasury Notes/Bonds – 1.2%
	U.S. Treasury Notes/Bonds:
15,000	3.1250%, 11/15/41	16,125
355,000	3.1250%, 2/15/42	381,292
20,000	3.0000%, 5/15/42	20,947

Total U.S. Treasury Notes/Bonds (cost $396,101)		418,364

Money Market – 0.8%
297,000	Janus Cash Liquidity Fund LLC, 0% (cost $297,000)	297,000

Total Investments (total cost $34,425,078) – 98.6%		34,796,981

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		482,139

Net Assets – 100%		$35,279,120

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$986,425	2.8%
Bermuda	256,599	0.7%
Brazil	1,038,195	3.0%
Canada	398,898	1.1%
Chile	174,326	0.5%
France	544,655	1.6%
Germany	95,372	0.3%
Ireland	522,537	1.5%
Italy	63,402	0.2%
Luxembourg	444,990	1.3%
Malaysia	682,540	2.0%
Mexico	1,274,653	3.7%
Netherlands	1,166,034	3.3%
New Zealand	298,264	0.8%
Norway	438,258	1.3%
Singapore	107,000	0.3%
South Africa	108,250	0.3%
South Korea	211,939	0.6%
Spain	273,586	0.8%
Sweden	135,359	0.4%
United Kingdom	4,534,405	13.0%
United States††	21,041,294	60.5%

Total	$34,796,981	100.0%

††	Includes Cash Equivalents (59.6% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units		Unrealized
Counterparty/Currency Sold/	Sold/	Currency	Appreciation/
(Purchased) and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

JPMorgan Chase & Co.:
Australian Dollar 8/2/12	(477,000)	$(486,536)	$11,335
British Pound 8/2/12	861,000	1,348,122	(8,768)
Canadian Dollar 8/2/12	(1,858,000)	(1,824,158)	21,570
Chilean Peso 8/2/12	88,845,000	176,736	(2,188)
Euro 8/2/12	(90,000)	(113,908)	1,466
Japanese Yen 8/2/12	(427,026,000)	(5,345,831)	(18,278)
Malaysian Ringgit 8/2/12	2,190,000	688,662	(6,419)
Norwegian Krone 8/2/12	(2,641,000)	(443,655)	4,114
Singapore Dollar 8/2/12	(894,000)	(705,951)	9,689
South Korean Won 8/2/12	(368,764,000)	(321,844)	5,797

Total		$(7,028,363)	$18,318

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 33

Janus High-Yield Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that is focused on key credit characteristics can generate risk-adjusted outperformance relative to our peers over time. Through our comprehensive research process, we seek to gain differentiated research that will allow us to invest with conviction in the high yield space.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the one-year period ended June 30, 2012, Janus High-Yield Fund’s Class T Shares returned 5.85% compared with a 7.27% return for the Fund’s benchmark, the Barclays U.S. Corporate High-Yield Bond Index.

Investment Philosophy

Through our bottom-up, fundamental process, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. We deploy a holistic approach in analyzing companies that involves intense focus on the key drivers of the business as well as valuations across all securities within a company’s capital structure. We believe that management teams are employed to drive returns for their equity holders (typically including the management), and thus an important part of our process is focused on the benefits to the equity holder from reducing debt and deleveraging the capital structure. These actions must be advantageous to the equity holder for the strategy to work. Thus, we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts fighting for recovery value. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the Fund.

Market Environment

The 12 months ended June 30, 2012, were characterized by concern about slow global economic growth and U.S. and European fiscal policy. In general, high yield corporate credit spreads widened moderately during the period.

The period began with fear that the U.S. economy might falter into a double-dip recession, given below-expectation GDP growth, manufacturing slowdowns and persistently bleak employment, housing and consumer spending figures. In addition, the bitter Washington politics that played out during the U.S. debt ceiling debate in July and August 2011 compounded investor dismay.

By autumn 2011 all eyes were on Europe, as the fiscal difficulties worsened in southern and peripheral euro-zone countries including Greece, Italy and Spain. The failure of U.S. politicians to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise; under the Budget Control Act of 2011 automatic across-the-board government spending cuts are scheduled to begin in 2013, potentially creating additional drag on the economy.

The picture brightened a bit in December. U.S. economic data reflected a recovery that appeared to be gaining traction, with strength in hiring and housing. The European

34 | JUNE 30, 2012

(unaudited)

Central Bank’s long-term refinancing operation (LTRO), which pumped nearly €1 trillion into the euro-zone banking system between December and February, made Europe’s debt crisis seem temporarily less acute. Meanwhile, U.S. Federal Reserve (Fed) officials said they anticipated keeping short-term interest rates low well into 2014. Fueled by hope of stronger economic growth, both investment grade and high yield corporate credit markets rallied strongly in January and February.

However, optimism began to fade in the spring. U.S. payroll growth in March, April and May failed to match the pace set in previous months. Manufacturing activity slowed in China, currently the biggest driver of world growth. Headlines were dominated by Spain’s troubled banking sector and a voter backlash in France and Greece to economic austerity policies. Investor anxiety was reflected in declining U.S. and German government bond yields, as market participants sought safety in an uncertain world.

In June, risk assets recovered some lost ground amid relief related to the outcome of the Greek election, which calmed fears that Greece might abruptly leave the euro. Meanwhile, China cut interest rates for the first time in four years and the Fed announced that it would extend Operation Twist, a program through which it has been selling short-duration Treasury securities and using the proceeds to buy longer-term bonds in an effort to keep long-term interest rates low.

Fund Comments

Our security selection in corporate credit was the greatest contributor to positive performance during the period, although much of this benefit was outweighed by the drag created by a small (averaging less than 5%) cash position. It’s important to note that cash is not an active strategy within the Fund, but a frictional component of the day-to-day investment process. Top sector contributors included electric utilities, industrial metals and food and beverage industries, while detractors were led by automotive, media cable and non-captive consumer financial companies.

In general, high yield markets were affected by investors’ risk-on/risk-off mentality throughout much of the period. As investors flocked to safe-haven U.S. Treasury securities during periods of global macroeconomic uncertainty – for instance, in August-September 2011 as Europe’s debt crisis worsened, and in April-May 2012 as global economic indicators turned lower – high yield names faced headwinds that had little relation to their fundamentals. Despite the occasional defensive shift, our fundamental positioning remained in place. We believe our focus on fundamental research and security selection in the high yield markets represents the most effective way to capture alpha and manage portfolio risk.

Detractors from performance

Springleaf Finance Corp. was the top detractor during the period. A subprime consumer lender, Springleaf has faced headwinds from sluggish economic growth and the housing market’s slow recovery. We exited our position in the security during the period.

The second top detractor was ONO, a Spanish provider of telecommunications, media and Internet services that has been affected by concern about Spain’s troubled banking sector and weak economy. We have been reducing our positions in ONO in light of this headline risk; however, we believe it is a fundamentally sound credit, with a management team that continues to execute on balance sheet transformation.

Ford Motor was the third greatest detractor from performance, although here again the issue was our weighting relative to the index rather than the performance of the credit itself. Ford credit performed well during the period, as the company achieved investment grade ratings from both Moody’s Investors Service and Fitch Ratings. However, we held an underweight allocation to Ford relative to the benchmark, and so did not capture as much benefit from the company’s strong performance.

Contributors to performance

The top contributor to positive performance during the period was Petrohawk Energy. Petrohawk was acquired last year by BHP Billiton, one of the largest global mining companies and the third-largest oil and gas producer in the U.S. Gulf of Mexico. Petrohawk is a Houston-based company whose oil and gas interests are concentrated primarily in U.S. onshore shale plays, specifically in Texas and Louisiana. The acquisition was expected to nearly double BHP’s oil and gas resource bases and increase the company’s production by about 10% over the next 10 years. The deal highlights growing interest in shale fracturing as a means to reduce U.S. dependence on foreign oil imports.

The second top contributor was Energy Future Holdings, although in this case our outperformance was due to our underweight exposure to the credit relative to the benchmark. The Dallas-based energy company suffered from declining energy prices, led by natural gas, during the period. However, because the Fund held comparatively

Janus Fixed Income & Money Market Funds | 35

Janus High-Yield Fund (unaudited)

less of the company’s credit than the weighting in the index, it was a source of outperformance for us.

Rounding out the top three was Pilgrim’s Pride. The second largest chicken producer in the world, Pilgrim’s Pride has benefited from a reduction in chicken supply, resulting in better pricing. The company is using free cash flow to pay down debt and is supported by JBS USA, the largest protein producer in the world.

Outlook

Collectively, we continue to believe that high yield credit offers compelling risk-reward opportunities. In general, credit profiles are intact and most companies have adequate cash on the balance sheet to pay off their debt; if not, they have access to capital markets under most market scenarios. Corporate debt issuance is expected to be low going forward, as management teams are reluctant to take on more borrowing. Meanwhile, investors will continue to scramble for yield as long as U.S. Treasury rates remain at record lows, further driving demand for higher-yielding debt. It is important to remember that our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets and putting their businesses in a more stable position.

However, we do think some caution is warranted as we look ahead to likely challenges over the next 12 months. Europe’s debt situation likely will continue to be a rolling crisis. Over the past year the focus has shifted from Greece to Italy to Spain and back again, with no real progress made in resolving the fundamental problem: monetary union without fiscal union. As long as the European Monetary Union operates under 17 separate fiscal policies, markets will continue to be roiled periodically by one-off events.

In addition, we will be facing a contentious U.S. election season this fall. We expect increasingly heated rhetoric over fiscal policy as the deadline approaches for expiring U.S. tax provisions and automatic government spending cuts mandated by the Budget Control Act of 2011. All of these are scheduled to occur at year end, yet politicians remain deadlocked. It’s likely that the U.S. federal debt ceiling will be reached again by this December, raising the prospect of another congressional showdown similar to the one we experienced in summer 2011.

From a global macroeconomic and market standpoint, it’s likely that economies will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy. Until we see significant deleveraging of European financial institutions and restructuring of economies of developed nations, economic growth will be constrained and interest rates are likely to remain low in the United States and Germany.

On behalf of each member of our investment team, thank you for your investment in Janus High Yield Fund. We appreciate you entrusting us with your assets and look forward to continuing to play a role in your overall portfolio.

36 | JUNE 30, 2012

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
June 30, 2012

Weighted Average Maturity	6.6 Years
Average Effective Duration*	4.0 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	6.07%
With Reimbursement	6.07%
Class A Shares at MOP
Without Reimbursement	5.78%
With Reimbursement	5.78%
Class C Shares***
Without Reimbursement	5.53%
With Reimbursement	5.53%
Class D Shares
Without Reimbursement	6.46%
With Reimbursement	6.46%
Class I Shares
Without Reimbursement	6.56%
With Reimbursement	6.56%
Class N Shares
Without Reimbursement	6.61%
With Reimbursement	6.61%
Class R Shares
Without Reimbursement	5.90%
With Reimbursement	5.90%
Class S Shares
Without Reimbursement	6.15%
With Reimbursement	6.15%
Class T Shares
Without Reimbursement	6.40%
With Reimbursement	6.40%
Number of Bonds/Notes	253

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities )
June 30, 2012

BBB	5.3%
BB	32.8%
B	44.7%
CCC	15.6%
Other	1.6%

†	Rated by Standard & Poor’s

Janus Fixed Income & Money Market Funds | 37

Janus High-Yield Fund (unaudited)

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2012

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 0.5% of total net assets.

38 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012					Expense Ratios – per the October 28, 2011 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	5.73%	7.24%	7.95%	7.95%	0.93%	0.93%

MOP	0.66%	6.20%	7.42%	7.64%

Janus High-Yield Fund – Class C Shares

NAV	5.07%	6.52%	7.22%	7.20%	1.69%	1.69%

CDSC	4.08%	6.52%	7.22%	7.20%

Janus High-Yield Fund – Class D Shares(1)	5.96%	7.41%	8.06%	8.02%	0.77%	0.77%

Janus High-Yield Fund – Class I Shares	6.15%	7.36%	8.03%	8.01%	0.71%	0.71%

Janus High-Yield Fund – Class N Shares	5.85%	7.36%	8.03%	8.01%	0.62%	0.62%

Janus High-Yield Fund – Class R Shares	5.40%	6.80%	7.48%	7.47%	1.34%	1.34%

Janus High-Yield Fund – Class S Shares	5.59%	7.07%	7.74%	7.73%	1.14%	1.14%

Janus High-Yield Fund – Class T Shares	5.85%	7.36%	8.03%	8.01%	0.89%	0.89%

Barclays U.S. Corporate High-Yield Bond Index	7.27%	8.45%	10.16%	7.41%

Lipper Quartile – Class T Shares	2nd	1st	3rd	1st

Lipper Ranking – based on total returns for High Current Yield Funds	224/504	67/371	158/251	7/81

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 39

Janus High-Yield Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

40 | JUNE 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,065.60	$5.44

Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,061.90	$9.02

Hypothetical (5% return before expenses)	$1,000.00	$1,016.11	$8.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,067.10	$3.96

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,068.70	$3.50

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(6/30/12)	(5/31/12 - 6/30/12)*

Actual	$1,000.00	$1,016.30	$0.52

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,064.80	$6.16

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,065.30	$5.65

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,066.60	$4.37

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27

†	Expenses are equal to the annualized expense ratio of 1.06% for Class A Shares, 1.76% for Class C Shares, 0.77% for Class D Shares, 0.68% for Class I Shares, 1.20% for Class R Shares, 1.10% for Class S Shares and 0.85% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to June 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.61% for Class N Shares multiplied by the average account value over the period, multiplied by 31/366 (to reflect the period); however, hypothetical expenses are multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 41

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Bank Loans – 3.2%
Advertising Sales – 0.1%
$1,541,857	Visant Corp. 5.2500%, 12/22/16‡	$1,491,747
Bicycle Manufacturing – 0.1%
1,485,000	SRAM Corp. 8.5000%, 12/7/18‡	1,492,425
Broadcast Services and Programming – 0.5%
10,685,000	Hubbard Broadcasting, Inc. 8.7500%, 4/30/18‡	10,671,644
Building – Residential and Commercial – 0.1%
1,777,578	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	1,724,250
4,860	Orleans Homebuilders, Inc. 10.7500%, 2/14/16‡	4,714
		1,728,964
Building Products – Air and Heating – 0.2%
1,388,803	Goodman Global, Inc. 5.7500%, 10/28/16‡	1,386,428
2,089,182	Goodman Global, Inc. 9.0000%, 10/30/17‡	2,112,163
		3,498,591
Casino Hotels – 0.6%
14,257,000	Caesars Entertainment Corp. 9.2500%, 4/25/17‡	13,971,860
Chemicals – Diversified – 0.1%
2,516,693	Ineos Group Holdings PLC 6.5000%, 5/4/18‡	2,460,772
Educational Software – 1.1%
27,173,000	Blackboard, Inc. 11.5000%, 4/4/19‡	24,999,160
Investment Companies – 0.2%
4,677,606	Fox Acquisition LLC 4.7500%, 7/14/15‡	4,654,171
Retail – Restaurants – 0%
500,000	PF Chang’s China Bistro, Inc. 0%, 5/15/19‡	500,315
Toys – 0.2%
3,344,875	Oriental Trading Co., Inc. 7.0000%, 2/11/17‡	3,336,513

Total Bank Loans (cost $68,913,774)		68,806,162

Corporate Bonds – 87.6%
Advertising Services – 0.5%
11,986,000	Visant Corp. 10.0000%, 10/1/17	11,896,105
Aerospace and Defense – 1.9%
40,976,000	ADS Tactical, Inc. 11.0000%, 4/1/18 (144A)	41,795,520
Aerospace and Defense – Equipment – 0.4%
8,825,000	TransDigm, Inc. 7.7500%, 12/15/18	9,685,438
Agricultural Chemicals – 1.0%
3,155,000	CF Industries, Inc. 6.8750%, 5/1/18	3,742,619
12,756,000	CF Industries, Inc. 7.1250%, 5/1/20	15,530,430
3,238,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	3,173,240
		22,446,289
Airlines – 0.5%
1,023,000	Delta Air Lines, Inc. 9.5000%, 9/15/14 (144A)	1,080,544
4,140,000	United Air Lines, Inc. 9.8750%, 8/1/13 (144A)	4,269,375
4,520,000	United Air Lines, Inc. 12.0000%, 11/1/13 (144A)	4,712,100
		10,062,019
Apparel Manufacturers – 0.6%
12,851,000	Quiksilver, Inc. 6.8750%, 4/15/15	12,401,215
Automotive – Cars and Light Trucks – 0.8%
14,717,000	Ford Motor Co. 7.4500%, 7/16/31**	18,433,042
Automotive – Truck Parts and Equipment – Original – 1.4%
3,229,000	Accuride Corp. 9.5000%, 8/1/18	3,325,870
11,344,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17 (144A)	12,676,920
3,852,000	International Automotive Components Group S.A. 9.1250%, 6/1/18 (144A)	3,514,950
4,863,000	Tenneco, Inc. 7.7500%, 8/15/18	5,276,355
4,353,000	Tomkins LLC / Tomkins, Inc. 9.0000%, 10/1/18	4,842,712
		29,636,807
Beverages – Wine and Spirits – 0.5%
1,291,000	Constellation Brands, Inc. 8.3750%, 12/15/14	1,465,285
8,921,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	10,071,069
		11,536,354
Broadcast Services and Programming – 0.7%
15,131,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19	16,341,480
Building – Maintenance and Service – 0.2%
5,166,000	American Residential Services LLC 12.0000%, 4/15/15 (144A)	5,282,235
Building – Residential and Commercial – 1.6%
6,457,000	Lennar Corp. 5.6000%, 5/31/15	6,779,850
5,318,000	M/I Homes, Inc. 8.6250%, 11/15/18 (144A)	5,384,475
7,749,000	M/I Homes, Inc. 8.6250%, 11/15/18	8,000,842

See Notes to Schedules of Investments and Financial Statements.

42 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Building – Residential and Commercial – (continued)

$10,030,000	Meritage Homes Corp. 7.0000%, 4/1/22 (144A)	$10,330,900
4,840,000	Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 7.7500%, 4/15/20 (144A)	5,057,800
		35,553,867
Building and Construction Products – Miscellaneous – 0.8%
10,343,000	Ply Gem Industries, Inc. 13.1250%, 7/15/14	10,472,287
2,150,000	USG Corp. 6.3000%, 11/15/16	2,058,625
5,006,000	USG Corp. 7.8750%, 3/30/20 (144A)	5,181,210
		17,712,122
Building Products – Cement and Aggregate – 0.2%
5,129,000	Cemex Espana Luxembourg 9.2500%, 5/12/20 (144A)	4,314,771
Building Products – Wood – 0.5%
9,796,000	Boise Cascade LLC 7.1250%, 10/15/14	9,832,735
Cable/Satellite Television – 3.2%
13,043,000	Block Communications, Inc. 7.2500%, 2/1/20 (144A)	13,238,645
10,436,000	CCO Holdings LLC / CCO Holdings Capital Corp. 6.6250%, 1/31/22	11,166,520
6,007,000	Harron Communications L.P. / Harron Finance Corp. 9.1250%, 4/1/20 (144A)	6,217,245
7,688,000	Mediacom LLC / Mediacom Capital Corp. 7.2500%, 2/15/22	7,822,540
7,605,000	Nara Cable Funding, Ltd. 8.8750%, 12/1/18 (144A)	6,540,300
16,789,000	Ono Finance II PLC 10.8750%, 7/15/19 (144A)	13,011,475
11,205,000	Unitymedia Hessen / Unitymedia NRW 8.1250%, 12/1/17 (144A)	12,045,375
		70,042,100
Casino Hotels – 4.3%
15,648,000	Ameristar Casinos, Inc. 7.5000%, 4/15/21	16,743,360
2,585,000	Caesars Entertainment Operating Co., Inc. 11.2500%, 6/1/17	2,820,881
1,937,000	Caesars Entertainment Operating Co., Inc. 12.7500%, 4/15/18	1,520,545
19,877,000	Caesars Entertainment Operating Co., Inc. 10.0000%, 12/15/18	13,590,899
7,633,000	Caesars Entertainment Operating Co., Inc. 8.5000%, 2/15/20 (144A)	7,690,247
1,548,000	Chester Downs & Marina LLC 9.2500%, 2/1/20 (144A)	1,613,790
3,218,000	CityCenter Holdings LLC / CityCenter Finance Corp. 7.6250%, 1/15/16	3,394,990
8,328,000	MGM Resorts International 6.6250%, 7/15/15	8,577,840
10,981,000	MGM Resorts International 7.5000%, 6/1/16**	11,365,335
3,561,000	MGM Resorts International 11.3750%, 3/1/18	4,193,078
7,806,000	MGM Resorts International 8.6250%, 2/1/19 (144A)	8,352,420
6,466,000	MGM Resorts International 9.0000%, 3/15/20	7,177,260
6,457,000	MGM Resorts International 7.7500%, 3/15/22	6,666,852
		93,707,497
Casino Services – 0.6%
13,538,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	13,656,457
Cellular Telecommunications – 0.4%
8,045,000	Sprint Nextel Corp. 6.0000%, 12/1/16	7,703,088
Chemicals – Diversified – 2.9%
3,051,000	Ineos Finance PLC 8.3750%, 2/15/19 (144A)	3,157,785
2,538,000	Ineos Finance PLC 7.5000%, 5/1/20 (144A)	2,557,035
12,959,000	Ineos Group Holdings S.A. 8.5000%, 2/15/16 (144A)	11,889,883
10,249,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19 (144A)	10,748,639
32,917,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21 (144A)	36,126,407
		64,479,749
Commercial Banks – 2.3%
28,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	28,980
9,563,000	CIT Group, Inc. 5.0000%, 5/15/17	9,849,890
7,526,000	CIT Group, Inc. 5.2500%, 3/15/18	7,770,595
6,769,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	7,293,598
17,439,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	17,918,572
6,641,000	CIT Group, Inc. 5.3750%, 5/15/20	6,773,820
		49,635,455
Commercial Services – 0.4%
7,548,000	Iron Mountain, Inc. 8.3750%, 8/15/21	8,189,580
Commercial Services – Finance – 1.1%
12,949,000	Cardtronics, Inc. 8.2500%, 9/1/18	14,243,900
9,746,000	TransUnion Holding Co., Inc. 9.6250%, 6/15/18 (144A)	10,525,680
		24,769,580
Consulting Services – 0.4%
7,162,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	7,667,401

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 43

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Consumer Products – Miscellaneous – 1.0%
$6,146,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.1250%, 4/15/19 (144A)	$6,437,935
3,203,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.0000%, 4/15/19 (144A)	3,194,993
2,260,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.8750%, 8/15/19 (144A)	2,446,450
8,433,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.8750%, 8/15/19 (144A)	8,749,237
		20,828,615
Containers – Metal and Glass – 0.3%
2,583,000	Ardagh Packaging Finance PLC 7.3750%, 10/15/17 (144A)	2,744,438
4,343,000	Ardagh Packaging Finance PLC 9.1250%, 10/15/20 (144A)	4,603,580
		7,348,018
Containers – Paper and Plastic – 0.5%
6,475,000	Graphic Packaging International, Inc. 7.8750%, 10/1/18	7,122,500
2,952,000	Sealed Air Corp. 8.1250%, 9/15/19 (144A)	3,291,480
		10,413,980
Cosmetics and Toiletries – 0.1%
1,930,000	Elizabeth Arden, Inc. 7.3750%, 3/15/21	2,118,175
Cruise Lines – 0.2%
4,183,000	NCL Corp., Ltd. 9.5000%, 11/15/18	4,538,555
Data Processing and Management – 0.2%
4,929,000	First Data Corp. 11.2500%, 3/31/16**	4,645,583
Direct Marketing – 0.7%
7,385,000	Affinion Group Holdings, Inc. 11.5000%, 10/15/15	6,295,712
10,345,000	Affinion Group Holdings, Inc. 11.6250%, 11/15/15	8,172,550
		14,468,262
Diversified Minerals – 2.1%
23,536,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	24,006,720
6,665,000	FMG Resources August 2006 Pty, Ltd. 6.0000%, 4/1/17 (144A)	6,698,325
8,875,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	9,407,500
5,525,000	FMG Resources August 2006 Pty, Ltd. 6.8750%, 4/1/22 (144A)	5,566,437
		45,678,982
Diversified Operations – 0.4%
7,727,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21	7,900,858
Electric – Generation – 0.4%
7,347,000	AES Corp. 8.0000%, 10/15/17	8,357,213
Electric – Integrated – 0.8%
6,473,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	6,990,840
11,232,000	Ipalco Enterprises, Inc. 5.0000%, 5/1/18	11,372,400
		18,363,240
Electronic Components – Semiconductors – 0.3%
7,117,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15 (144A)	7,615,190
Engines – Internal Combustion – 0.3%
5,860,000	Briggs & Stratton Corp. 6.8750%, 12/15/20	6,270,200
Enterprise Software/Services – 0.4%
7,749,000	Lawson Software, Inc. 9.3750%, 4/1/19 (144A)	8,272,058
Finance – Auto Loans – 1.2%
6,134,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	6,804,415
2,583,000	Ford Motor Credit Co. LLC 8.7000%, 10/1/14	2,940,606
9,660,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	11,798,898
4,663,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	5,187,625
		26,731,544
Finance – Investment Bankers/Brokers – 0.4%
8,916,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	9,072,030
Food – Dairy Products – 1.0%
19,327,000	Dean Foods Co. 9.7500%, 12/15/18	21,549,605
Food – Meat Products – 2.1%
4,663,000	JBS USA LLC / JBS USA Finance, Inc. 8.2500%, 2/1/20 (144A)	4,534,767
16,859,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	15,678,870
20,816,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	21,102,220
3,447,000	Smithfield Foods, Inc. 10.0000%, 7/15/14	3,933,889
		45,249,746
Food – Miscellaneous/Diversified – 1.2%
6,892,000	ARAMARK Corp. 8.5000%, 2/1/15	7,055,754
5,731,000	Dole Food Co., Inc. 8.7500%, 7/15/13	6,031,878
6,018,000	Dole Food Co., Inc. 13.8750%, 3/15/14	6,807,862
5,513,000	Dole Food Co., Inc. 8.0000%, 10/1/16 (144A)	5,754,194
		25,649,688
Food – Retail – 0.3%
3,422,000	Stater Brothers Holdings, Inc. 7.7500%, 4/15/15	3,490,440
2,597,000	Stater Brothers Holdings, Inc. 7.3750%, 11/15/18	2,814,499
		6,304,939

See Notes to Schedules of Investments and Financial Statements.

44 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Gambling – Non-Hotel – 0.5%
$6,192,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	$6,145,560
4,899,000	Pinnacle Entertainment, Inc. 8.7500%, 5/15/20	5,364,405
		11,509,965
Home Furnishings – 0.4%
8,717,000	Norcraft Cos. L.P. / Norcraft Finance Corp. 10.5000%, 12/15/15	8,629,830
Hotels and Motels – 0.1%
2,460,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,857,438
Independent Power Producer – 0.7%
8,083,000	Calpine Corp. 7.8750%, 7/31/20 (144A)	8,911,507
6,804,000	NRG Energy, Inc. 7.3750%, 1/15/17	7,076,160
		15,987,667
Internet Connectivity Services – 0.1%
1,880,000	Zayo Escrow Corp. 8.1250%, 1/1/20 (144A)	1,964,600
Investment Management and Advisory Services – 0.5%
7,131,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	7,434,068
4,001,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	4,181,045
		11,615,113
Machinery – Farm – 0.1%
1,937,000	Case New Holland, Inc. 7.8750%, 12/1/17	2,237,235
Medical – Hospitals – 1.1%
10,860,000	HCA, Inc. 6.5000%, 2/15/20	11,769,525
11,266,000	Universal Health Services, Inc. 7.0000%, 10/1/18	12,110,950
		23,880,475
Medical – Outpatient and Home Medical Care – 0%
641,000	ResCare, Inc. 10.7500%, 1/15/19	709,908
Medical Instruments – 0.3%
6,787,000	Physio-Control International, Inc. 9.8750%, 1/15/19 (144A)	7,228,155
Medical Labs and Testing Services – 0.2%
4,503,000	Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.7500%, 1/15/18	4,480,485
Multi-Line Insurance – 1.0%
20,523,000	American International Group, Inc. 8.1750%, 5/15/58‡	22,267,455
Multimedia – 0.4%
7,998,000	Truven Health Analytics, Inc. 10.6250%, 6/1/20 (144A)	8,317,920
Office Furnishings – Original – 0.3%
5,879,000	Interface, Inc. 7.6250%, 12/1/18	6,261,135
Office Supplies and Forms – 0.1%
2,276,000	Mead Products LLC / ACCO Brands Corp. 6.7500%, 4/30/20 (144A)	2,401,180
Oil – Field Services – 0.7%
6,337,000	Basic Energy Services, Inc. 7.1250%, 4/15/16	6,257,787
6,995,000	Basic Energy Services, Inc. 7.7500%, 2/15/19	6,715,200
1,607,000	Calfrac Holdings L.P. 7.5000%, 12/1/20 (144A)	1,534,685
		14,507,672
Oil and Gas Drilling – 0.2%
2,611,000	Atwood Oceanics, Inc. 6.5000%, 2/1/20	2,728,495
1,602,000	Precision Drilling Corp. 6.5000%, 12/15/21	1,634,040
		4,362,535
Oil Companies – Exploration and Production – 11.1%
3,215,000	Antero Resources Finance Corp. 7.2500%, 8/1/19	3,327,525
14,261,000	Aurora USA Oil & Gas, Inc. 9.8750%, 2/15/17 (144A)	14,617,525
5,819,000	Chaparral Energy, Inc. 9.8750%, 10/1/20	6,466,364
7,751,000	Chaparral Energy, Inc. 8.2500%, 9/1/21	8,196,682
5,036,000	Cimarex Energy Co. 5.8750%, 5/1/22	5,231,145
5,179,000	Continental Resources, Inc. 8.2500%, 10/1/19	5,787,533
3,229,000	Continental Resources, Inc. 7.1250%, 4/1/21	3,600,335
14,415,000	Continental Resources, Inc. 5.0000%, 9/15/22 (144A)	14,631,225
3,218,000	Denbury Resources, Inc. 6.3750%, 8/15/21	3,346,720
16,759,000	EV Energy Partners L.P. / EV Energy Finance Corp. 8.0000%, 4/15/19	16,633,307
5,061,000	Everest Acquisition LLC 9.3750%, 5/1/20 (144A)	5,244,461
10,857,000	Halcon Resources Corp. 9.7500%, 7/15/20	10,709,996
6,615,000	Harvest Operations Corp. 6.8750%, 10/1/17 (144A)	7,028,438
3,229,000	Hilcorp Energy I L.P. / Hilcorp Finance Co. 7.6250%, 4/15/21 (144A)	3,438,885
4,324,000	Kodiak Oil & Gas Corp. 8.1250%, 12/1/19 (144A)	4,453,720
3,714,000	Laredo Petroleum, Inc. 7.3750%, 5/1/22 (144A)	3,862,560
4,743,000	Linn Energy LLC / Linn Energy Finance Corp. 6.5000%, 5/15/19 (144A)	4,695,570

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 45

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)

$26,357,000	Linn Energy LLC / Linn Energy Finance Corp. 6.2500%, 11/1/19 (144A)	$25,829,860
7,071,000	Newfield Exploration Co. 5.7500%, 1/30/22	7,389,195
4,113,000	Oasis Petroleum, Inc. 6.5000%, 11/1/21	4,071,870
1,161,000	Pioneer Natural Resources Co. 5.8750%, 7/15/16	1,290,419
1,694,000	Pioneer Natural Resources Co. 6.6500%, 3/15/17	1,967,528
557,000	Range Resources Corp. 7.2500%, 5/1/18	590,420
7,573,000	Range Resources Corp. 5.0000%, 8/15/22	7,478,338
21,448,000	Samson Investment Co. 9.7500%, 2/15/20 (144A)	21,340,760
5,818,000	SandRidge Energy, Inc. 9.8750%, 5/15/16	6,370,710
10,015,000	SandRidge Energy, Inc. 8.1250%, 10/15/22 (144A)	10,115,150
2,573,000	SM Energy Co. 6.6250%, 2/15/19	2,637,325
4,072,000	SM Energy Co. 6.5000%, 11/15/21	4,143,260
2,563,000	SM Energy Co. 6.5000%, 1/1/23 (144A)	2,582,223
12,486,000	Stone Energy Corp. 6.7500%, 12/15/14	12,454,785
11,859,000	Venoco, Inc. 8.8750%, 2/15/19	10,791,690
3,732,000	W&T Offshore, Inc. 8.5000%, 6/15/19	3,853,290
		244,178,814
Oil Field Machinery and Equipment – 0.5%
9,963,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	10,336,613
Oil Refining and Marketing – 0.1%
2,573,000	Frontier Oil Corp. 6.8750%, 11/15/18	2,675,920
Pharmacy Services – 0.5%
9,767,000	Omnicare, Inc. 7.7500%, 6/1/20	10,646,030
Physical Therapy and Rehabilitation Centers – 0.3%
6,436,000	Healthsouth Corp. 7.2500%, 10/1/18	6,854,340
Pipelines – 3.2%
5,297,000	Cheniere Energy, Inc. 2.2500%, 8/1/12	5,270,515
3,237,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19 (144A)	3,212,723
18,170,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	19,192,062
9,588,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	10,373,526
7,786,000	Holly Energy Partners L.P. / Holly Energy Finance Corp. 6.5000%, 3/1/20 (144A)	7,844,395
10,328,000	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp 6.2500%, 6/15/22	10,637,840
3,894,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 6.8750%, 12/1/18	4,098,435
9,774,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.3750%, 8/1/22 (144A)	9,749,565
		70,379,061
Printing – Commercial – 1.5%
13,997,000	American Reprographics Co. 10.5000%, 12/15/16	14,066,985
21,677,000	Cenveo Corp. 8.8750%, 2/1/18	19,400,915
		33,467,900
Publishing – Books – 0.5%
12,621,000	Cengage Learning Acquisitions, Inc. 13.2500%, 7/15/15 (144A),‡	9,087,120
1,000,000	Cengage Learning Acquisitions, Inc. 11.5000%, 4/15/20 (144A)	1,035,000
		10,122,120
Publishing – Newspapers – 0.2%
3,886,000	Gannett Co., Inc. 6.3750%, 9/1/15	4,138,590
Publishing – Periodicals – 0.5%
2,097,000	Nielsen Finance LLC / Nielsen Finance Co. 11.5000%, 5/1/16	2,385,338
7,759,000	Nielsen Finance LLC / Nielsen Finance Co. 7.7500%, 10/15/18	8,593,092
		10,978,430
Quarrying – 0.2%
4,296,000	Vulcan Materials Co. 7.0000%, 6/15/18	4,575,240
Radio – 1.2%
16,213,000	Entercom Radio LLC 10.5000%, 12/1/19	17,428,975
9,010,000	Townsquare Radio LLC / Townsquare Radio, Inc. 9.0000%, 4/1/19 (144A)	9,415,450
		26,844,425
Real Estate Management/Services – 1.0%
22,055,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19	22,716,650
REIT – Hotels – 0.4%
2,771,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	2,847,203
5,963,000	Host Hotels & Resorts L.P. 6.0000%, 10/1/21	6,544,392
		9,391,595

See Notes to Schedules of Investments and Financial Statements.

46 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

REIT – Office Property – 0.9%
$17,435,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	$19,890,580
REIT – Regional Malls – 0.4%
9,160,000	Rouse Co. LLC 6.7500%, 11/9/15	9,572,200
Rental Auto/Equipment – 0.4%
3,562,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 7.7500%, 5/15/16	3,664,408
4,209,000	Hertz Corp. 7.5000%, 10/15/18	4,514,152
1,514,000	UR Merger Sub Corp. 7.6250%, 4/15/22 (144A)	1,585,915
		9,764,475
Research & Development – 0.2%
4,335,000	Jaguar Holding Co. 9.5000%, 12/1/19 (144A)	4,741,406
Retail – Apparel and Shoe – 0.1%
2,574,000	J Crew Group, Inc. 8.1250%, 3/1/19	2,657,655
Retail – Arts and Crafts – 0.5%
9,386,000	Michael’s Stores, Inc. 11.3750%, 11/1/16	9,972,719
Retail – Building Products – 0.3%
5,166,000	McJunkin Red Man Corp. 9.5000%, 12/15/16	5,579,280
Retail – Drug Store – 1.8%
9,614,000	Rite Aid Corp. 9.5000%, 6/15/17	9,830,315
3,497,000	Rite Aid Corp. 10.2500%, 10/15/19	3,934,125
15,249,000	Rite Aid Corp. 9.2500%, 3/15/20 (144A)	15,287,122
11,791,000	Rite Aid Corp. 7.7000%, 2/15/27	9,786,530
		38,838,092
Retail – Leisure Products – 0.2%
3,959,000	Steinway Musical Instruments, Inc. 7.0000%, 3/1/14 (144A)	3,963,988
Retail – Perfume and Cosmetics – 0.8%
10,928,000	Sally Holdings LLC / Sally Capital, Inc. 6.8750%, 11/15/19	11,884,200
5,357,000	Sally Holdings LLC / Sally Capital, Inc. 5.7500%, 6/1/22	5,604,761
		17,488,961
Retail – Propane Distribution – 1.3%
13,009,000	AmeriGas Finance LLC / AmeriGas Finance Corp. 7.0000%, 5/20/22	13,399,270
1,963,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 9.1250%, 10/1/17	2,051,335
5,099,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	4,538,110
8,231,000	Inergy L.P. / Inergy Finance Corp. 6.8750%, 8/1/21	8,231,000
		28,219,715
Retail – Regional Department Stores – 0.6%
5,498,000	Macy’s Retail Holdings, Inc. 7.4500%, 7/15/17	6,694,662
5,593,000	Neiman Marcus Group, Inc. 10.3750%, 10/15/15	5,802,793
		12,497,455
Retail – Restaurants – 1.9%
8,048,000	DineEquity, Inc. 9.5000%, 10/30/18	8,812,560
14,916,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	15,158,385
7,758,000	OSI Restaurant Partners LLC 10.0000%, 6/15/15	7,981,120
10,258,000	Wok Acquisition Corp. 10.2500%, 6/30/20 (144A)	10,565,740
		42,517,805
Retail – Sporting Goods – 0%
639,000	Academy, Ltd. / Academy Finance Corp. 9.2500%, 8/1/19 (144A)	693,315
Retail – Toy Store – 0.2%
3,240,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	3,373,650
Satellite Telecommunications – 1.0%
5,804,000	Intelsat Jackson Holdings S.A. 7.2500%, 4/1/19	6,094,200
5,166,000	Intelsat Jackson Holdings S.A. 7.2500%, 10/15/20 (144A)	5,424,300
6,005,000	Intelsat Jackson Holdings S.A. 7.2500%, 10/15/20	6,320,262
4,506,000	Intelsat Jackson Holdings S.A. 7.5000%, 4/1/21	4,765,095
		22,603,857
Semiconductor Equipment – 0.6%
12,880,000	Sensata Technologies B.V. 6.5000%, 5/15/19 (144A)	13,298,600
Shipbuilding – 0.4%
8,750,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18	9,121,875
Steel – Producers – 0.5%
10,620,000	ArcelorMittal 6.2500%, 2/25/22	10,401,313
Telecommunication Services – 0.5%
9,724,000	Level 3 Communications, Inc. 11.8750%, 2/1/19	10,769,330
Telephone – Integrated – 2.8%
8,726,000	Level 3 Financing, Inc. 10.0000%, 2/1/18	9,445,895
12,885,000	Level 3 Financing, Inc. 9.3750%, 4/1/19	13,915,800

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 47

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Telephone – Integrated – (continued)

$4,299,000	Level 3 Financing, Inc. 8.1250%, 7/1/19	$4,411,849
2,612,000	Level 3 Financing, Inc. 8.6250%, 7/15/20	2,742,600
19,286,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	20,346,730
4,585,000	Virgin Media Finance PLC 8.3750%, 10/15/19	5,152,393
1,360,000	Virgin Media Finance PLC 5.2500%, 2/15/22	1,390,600
4,531,000	Windstream Corp. 7.7500%, 10/15/20	4,802,860
		62,208,727
Theaters – 0.4%
7,686,000	National CineMedia LLC 7.8750%, 7/15/21	8,147,160
Transportation – Air Freight – 0.3%
7,082,000	AMGH Merger Sub, Inc. 9.2500%, 11/1/18 (144A)	7,365,280
Transportation – Railroad – 1.0%
9,900,000	Florida East Coast Railway Corp. 8.1250%, 2/1/17	10,345,500
2,768,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	3,082,998
7,629,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	8,487,263
92,000	Kansas City Southern de Mexico S.A. de C.V. 6.1250%, 6/15/21	101,200
		22,016,961
Transportation – Truck – 0.8%
15,231,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	16,525,635
Water Treatment Systems – 0.7%
17,259,000	Heckmann Corp. 9.8750%, 4/15/18 (144A)	16,396,050

Total Corporate Bonds (cost $1,850,032,755)		1,923,307,967

Preferred Stock – 0.6%
Aerospace and Defense – Equipment – 0.5%
202,650	United Technologies Corp., 7.5000%	10,677,629
Special Purpose Entity – 0.1%
361,215	Dole Food Automatic Exchange, 7.0000% (144A)	3,104,209

Total Preferred Stock (cost $15,093,990)		13,781,838

Money Market – 7.6%
166,531,576	Janus Cash Liquidity Fund LLC, 0% (cost $166,531,576)	166,531,576

Total Investments (total cost $2,100,572,095) – 99.0%		2,172,427,543

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		22,725,944

Net Assets – 100%		$2,195,153,487

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$45,678,982	2.1%
Bermuda	4,538,555	0.2%
Canada	13,116,198	0.6%
France	10,071,069	0.5%
Germany	12,045,375	0.6%
Ireland	26,899,793	1.2%
Luxembourg	48,410,003	2.2%
Mexico	11,671,461	0.5%
Netherlands	60,173,646	2.8%
Singapore	7,615,190	0.3%
Spain	4,314,771	0.2%
United Kingdom	12,257,813	0.6%
United States††	1,915,634,687	88.2%

Total	$2,172,427,543	100.0%

††	Includes Cash Equivalents (80.5% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

48 | JUNE 30, 2012

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the one-year period ended June 30, 2012, Janus Short-Term Bond Fund’s Class T Shares returned 2.18% compared with a 1.12% return for the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus, we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above, the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the portfolio.

Market Environment

The 12 months ended June 30, 2012, were characterized by concern about slow global economic growth and U.S. and European fiscal policy. In general, corporate credit spreads and short-duration U.S. Treasury securities widened during the period.

The period began with fear that the U.S. economy might falter into a double-dip recession, given below-expectation GDP growth, manufacturing slowdowns and persistently bleak employment, housing and consumer spending figures. In addition, the bitter Washington politics that played out during the U.S. debt ceiling debate in July and August 2011 compounded investor dismay.

By autumn 2011 all eyes were on Europe, as the fiscal difficulties worsened in southern and peripheral euro-zone countries including Greece, Italy and Spain. The failure of U.S. politicians to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise; under the Budget Control Act of 2011 automatic across-the-board government spending cuts are scheduled to begin in 2013, potentially creating additional drag on the economy.

The picture brightened a bit in December. U.S. economic data reflected a recovery that appeared to be gaining traction, with strength in hiring and housing. The European Central Bank’s long-term refinancing operation (LTRO), which pumped nearly €1 trillion into the euro-zone banking system between December and February, made Europe’s debt crisis seem temporarily less acute. Meanwhile, U.S. Federal Reserve (Fed) officials said they anticipated keeping short-term interest rates low well into

Janus Fixed Income & Money Market Funds | 49

Janus Short-Term Bond Fund (unaudited)

2014. Fueled by hope of stronger economic growth, both investment grade and high yield corporate credit markets rallied strongly in January and February.

However, optimism began to fade in the spring. U.S. payroll growth in March, April and May failed to match the pace set in previous months. Manufacturing activity slowed in China, currently the biggest driver of world growth. Headlines were dominated by Spain’s troubled banking sector and a voter backlash in France and Greece to economic austerity policies. Investor anxiety was reflected in declining U.S. and German government bond yields, as market participants sought safety in an uncertain world.

In June, risk assets recovered some lost ground amid relief related to the outcome of the Greek election, which calmed fears that Greece might abruptly leave the euro. Meanwhile, China cut interest rates for the first time in four years and the Fed announced that it would extend Operation Twist, a program through which it has been selling short-duration Treasury securities and using the proceeds to buy longer-term bonds in an effort to keep long-term interest rates low.

Fund Comments

We reduced the Fund’s weighting to corporate credit during the period, as we reacted to changing economic and market factors. Corporate credit represented roughly 66% of holdings at period end, down from 73% a year earlier, as we opportunistically realized gains and lowered the Fund’s risk profile. However, we remain bullish on corporate credit in general, and are still significantly overweight to credit compared with the benchmark.

This approach continued to reward shareholders as the Fund outperformed its benchmark during the period, primarily through our security selection and our overweight allocation to corporate credit. Our positioning within U.S. Treasury securities also was beneficial, while a small cash holding was a modest detractor. From a sector standpoint, the top industry contributors were non-captive diversified financial companies, real estate investment trusts and food and beverage. Top detractors included industrial metals, property and casualty insurance and wireless communications.

Consistent with our process of closely monitoring company fundamentals to drive our allocation decisions, we periodically reduce the Fund’s risk. With that goal, we increased U.S. Treasury exposure at various points during the period. At the end of June, our allocation to U.S. Treasury securities was 29%, compared with 22% a year earlier. In our opinion, the Fund’s strategic allocation to U.S. Treasuries plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address risk. However, we continue to monitor how European and U.S. fiscal challenges and the global economic situation might alter this dynamic going forward.

We hold a small allocation to the commercial asset-backed securities (ABS) market. These are loans backed by hard assets, such as vehicles or capital equipment. During the period, our ABS holdings were incrementally positive for performance.

Contributors to Performance

The top corporate credit contributor to performance during the period was CIT Group, a small- and middle-market business lender. In our opinion, CIT’s management team continues to make consistent progress across almost all fronts: credit quality improvement, funding cost improvement, market and organic asset growth opportunities/market share gains.

The second top contributor, Ford Motor, was upgraded to investment grade during the period by both Moody’s Investors Service and Fitch Ratings. In recent years Ford has benefited from improvements in its business model including reduced costs, improved liquidity and better product mix.

In the third spot was global insurer American International Group (AIG). Since 2008, AIG has shed non-core assets and made significant progress in repaying its government loans. In March 2012, the U.S. Treasury announced a public offering of $6 billion in AIG stock and said that AIG planned to buy up to $3 billion. We have long believed that market valuation of AIG’s credit did not reflect the significant progress the company has made in strengthening its balance sheet.

Detractors from performance

Top detractor Morgan Stanley took heat recently for its handling of the Facebook initial public offering (IPO) as well as anxiety related to Moody’s ratings review of 17 global capital markets intermediaries. However, the company continues to diversify into less capital-intensive businesses with higher margins and lower volatility. Its bonds also are inexpensive relative to peers, providing what we believe is an attractive valuation opportunity that eventually will close with the company’s increasing capital levels and improving liquidity metrics.

Citigroup came under pressure during the period along with other financial sector peers, as investors awaited the outcome of Moody’s ratings review of 17 global capital

50 | JUNE 30, 2012

(unaudited)

markets intermediaries. In general, following its restructuring during the credit crisis, Citigroup has focused on growing its core business while opportunistically selling non-core assets. It continues to reduce long-term debt balances at a pace of $20 billion per year.

The third top detractor, Abbey National Treasury Services, is a UK subsidiary of Banco Santander, a Spanish bank that generates the majority of its profits outside Spain (primarily Latin America, the UK and Central and Eastern Europe). Earlier this year, Spanish sovereign ratings downgrades led to downgrades on Spanish banks. Banco Santander subsidiaries operate via separately funded operating entities, theoretically isolating entities like Abby National. However, as the European debt crisis continues spreads of European subsidiaries have tended to trade more closely in line with the parent company.

Outlook

Collectively, we continue to believe that short-term credit offers compelling risk-reward opportunities. In general, credit profiles are intact and most companies have adequate cash on the balance sheet to pay off their debt; if not, they have access to capital markets under most market scenarios. Corporate debt issuance is expected to be low going forward, as management teams are reluctant to take on more borrowing. Meanwhile, investors will continue to scramble for yield as long as U.S. Treasury rates remain at record lows, further driving demand for higher-yielding debt.

Although the timing is difficult to predict, we believe that before year-end we will see a market selloff that presents us with an opportunity to buy good-quality higher-yielding short-term credit. It is important to remember that our credit positions reflect our views on individual companies that are fundamentally improving: deleveraging, transforming their balance sheets and putting their businesses in a more stable position.

However, we do think some caution is warranted as we look ahead to likely challenges over the next six months. We will be facing a contentious U.S. election season this fall. We also expect increasingly heated rhetoric over fiscal policy, as the deadline approaches for expiring U.S. tax provisions and automatic government spending cuts mandated by the Budget Control Act of 2011. All of these are scheduled to occur at year end, yet politicians remain deadlocked. It’s likely that the U.S. federal debt ceiling will be reached again by this December, raising the prospect of another congressional showdown similar to the one we experienced in summer 2011.

Meanwhile, we have increased our allocation to Treasury securities in an effort to create a more balanced portfolio that we believe will perform better in a volatile market with a wider band of outcomes.

From a global macroeconomic and market standpoint, it’s likely that economies will continue to muddle along for a while yet, with periods of enthusiasm alternating with bouts of despondency, as we await clarity on global fiscal policy. Until we see significant deleveraging of European financial institutions and restructuring of economies of developed nations, economic growth will be constrained and interest rates are likely to remain low in the United States and Germany.

On behalf of each member of our investment team, thank you for your investment in the Janus Short-Term Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 51

Janus Short-Term Bond Fund (unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
June 30, 2012

Weighted Average Maturity	2.4 Years
Average Effective Duration*	1.9 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	-0.31%
With Reimbursement	0.87%
Class A Shares at MOP
Without Reimbursement	-0.30%
With Reimbursement	0.85%
Class C Shares***
Without Reimbursement	-0.02%
With Reimbursement	0.13%
Class D Shares
Without Reimbursement	0.86%
With Reimbursement	0.97%
Class I Shares
Without Reimbursement	1.00%
With Reimbursement	1.12%
Class N Shares
Without Reimbursement	1.07%
With Reimbursement	1.12%
Class S Shares
Without Reimbursement	0.58%
With Reimbursement	0.62%
Class T Shares
Without Reimbursement	0.82%
With Reimbursement	0.87%
Number of Bonds/Notes	209

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
June 30, 2012

AAA	1.3%
AA	35.5%
A	24.6%
BBB	23.0%
BB	11.4%
B	1.2%
Other	3.0%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2012

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 0.6% of total net assets.

52 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012					Expense Ratios – per the October 28, 2011 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	2.18%	4.39%	3.51%	4.24%	0.89%	0.80%

MOP	–0.41%	3.38%	3.01%	3.98%

Janus Short-Term Bond Fund – Class C Shares

NAV	1.44%	3.80%	2.90%	3.57%	1.65%	1.55%

CDSC	0.44%	3.80%	2.90%	3.57%

Janus Short-Term Bond Fund – Class D Shares(1)	2.30%	4.65%	3.88%	4.66%	0.73%	0.68%

Janus Short-Term Bond Fund – Class I Shares	2.10%	4.56%	3.72%	4.46%	0.64%	0.55%

Janus Short-Term Bond Fund – Class N Shares	1.87%	4.53%	3.82%	4.62%	0.59%	0.55%

Janus Short-Term Bond Fund – Class S Shares	1.98%	4.13%	3.32%	4.06%	1.09%	1.05%

Janus Short-Term Bond Fund – Class T Shares	2.18%	4.59%	3.85%	4.64%	0.85%	0.80%

Barclays 1-3 Year U.S. Government/Credit Index	1.12%	3.67%	3.43%	4.71%**

Lipper Quartile – Class T Shares	2nd	1st	1st	1st

Lipper Ranking – based on total returns for Short Investment Grade Debt Funds	81/250	20/193	19/103	6/24

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 53

Janus Short-Term Bond Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 2.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

54 | JUNE 30, 2012

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/2012)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,019.00	$4.17

Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/2012)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,018.90	$7.68

Hypothetical (5% return before expenses)	$1,000.00	1.017.26	$7.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/2012)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,022.90	$3.57

Hypothetical (5% return before expenses)	$1,000.00	$1,021.33	$3.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/2012)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,020.30	$2.81

Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$2.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(6/30/2012)	(5/31/12 - 6/30/12)*

Actual	$1,000.00	$1,001.70	$0.47

Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/2012)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,021.70	$4.83

Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/2012)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,022.40	$4.12

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.12

†	Expenses are equal to the annualized expense ratio of 0.83% for Class A Shares, 1.53% for Class C Shares, 0.71% for Class D Shares, 0.56% for Class I Shares, 0.96% for Class S Shares and 0.82% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to June 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.56% for Class N Shares multiplied by the average account value over the period, multiplied by 31/366 (to reflect the period); however, hypothetical expenses are multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 55

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
$8,835,000	Gracechurch Card Funding PLC 0%, 6/15/17 (144A)	$8,835,000
30,586,000	Permanent Master Issuer PLC 2.0167%, 7/15/42 (144A),‡	30,774,257
13,931,000	SMART Trust 1.5400%, 3/14/15 (144A)	14,006,837

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $53,349,979)		53,616,094

Bank Loans – 0.9%
Advertising Sales – 0.4%
11,364,720	Visant Corp. 5.2500%, 12/22/16‡	10,995,367
Broadcast Services and Programming – 0.1%
3,712,350	Sinclair Television Group, Inc. 4.0000%, 10/28/16‡	3,712,350
Medical – Hospitals – 0.4%
12,956,936	HCA, Inc. 1.4953%, 11/16/12‡	12,910,420

Total Bank Loans (cost $28,029,744)		27,618,137

Corporate Bonds – 65.2%
Advertising Services – 0.1%
1,622,000	WPP Finance UK 5.8750%, 6/15/14	1,750,445
Aerospace and Defense – Equipment – 1.5%
9,997,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	10,249,484
6,133,000	United Technologies Corp. 1.2000%, 6/1/15	6,204,370
28,386,000	United Technologies Corp. 1.8000%, 6/1/17	28,988,862
		45,442,716
Airlines – 0.3%
9,266,000	Southwest Airlines Co. 5.2500%, 10/1/14	10,028,861
Brewery – 1.0%
8,750,000	Anheuser-Busch InBev Worldwide, Inc. 3.0000%, 10/15/12	8,809,220
20,125,000	Anheuser-Busch InBev Worldwide, Inc. 2.5000%, 3/26/13	20,406,126
		29,215,346
Building Products – Cement and Aggregate – 0.2%
5,250,000	CRH America, Inc. 5.3000%, 10/15/13	5,462,851
Cable/Satellite Television – 0.2%
1,312,000	COX Communications, Inc. 7.1250%, 10/1/12	1,331,675
3,062,000	Time Warner Cable, Inc. 5.4000%, 7/2/12	3,062,000
1,050,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,103,314
		5,496,989
Casino Hotels – 0.5%
6,317,000	MGM Resorts International 10.3750%, 5/15/14	7,122,417
6,086,000	MGM Resorts International 11.1250%, 11/15/17	6,831,535
		13,953,952
Cellular Telecommunications – 0.1%
1,619,000	Cellco Partnership / Verizon Wireless Capital LLC 7.3750%, 11/15/13	1,757,786
1,662,000	Cellco Partnership / Verizon Wireless Capital LLC 5.5500%, 2/1/14	1,779,224
		3,537,010
Chemicals – Diversified – 0.3%
2,686,000	Dow Chemical Co. 7.6000%, 5/15/14	2,989,964
6,854,000	Rohm & Hass Co. 5.6000%, 3/15/13	7,073,191
		10,063,155
Chemicals – Specialty – 0.6%
3,941,000	Ashland, Inc. 9.1250%, 6/1/17	4,335,100
14,396,000	Ecolab, Inc. 2.3750%, 12/8/14	14,870,420
		19,205,520
Coatings and Paint Products – 0.5%
14,047,000	RPM International, Inc. 6.2500%, 12/15/13	14,868,609
Commercial Banks – 4.7%
13,737,000	American Express Bank FSB 5.5500%, 10/17/12	13,929,428
8,225,000	Banco Santander Chile 2.8750%, 11/13/12 (144A)	8,225,000
17,500,000	Canadian Imperial Bank of Commerce 1.4500%, 9/13/13	17,672,568
12,183,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	12,609,405
28,079,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	28,745,876
8,361,000	CIT Group, Inc. 5.0000%, 5/15/17	8,611,830
14,275,000	HSBC Bank PLC 1.6250%, 8/12/13 (144A)	14,341,836
7,592,000	National Bank of Canada 1.6500%, 1/30/14 (144A)	7,721,466
17,500,000	Nordea Bank A.B. 1.7500%, 10/4/13 (144A)	17,485,650
9,791,000	Svenska Handelsbanken A.B. 2.8750%, 9/14/12 (144A)	9,831,838
3,990,000	Westpac Securities NZ, Ltd. 2.6250%, 1/28/13 (144A)	4,034,911
		143,209,808
Commercial Services – Finance – 0.8%
22,936,000	Experian Finance PLC 2.3750%, 6/15/17 (144A)	22,961,688

See Notes to Schedules of Investments and Financial Statements.

56 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Computers – Memory Devices – 0.3%
$8,874,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	$9,850,140
Data Processing and Management – 0.6%
18,791,000	Fiserv, Inc. 3.1250%, 10/1/15	19,477,999
Diversified Banking Institutions – 8.5%
25,103,000	Bank of America Corp. 4.5000%, 4/1/15	25,875,244
12,928,000	Citigroup, Inc. 5.6250%, 8/27/12	13,005,452
26,862,000	Citigroup, Inc. 1.3169%, 2/15/13‡	26,862,269
10,386,000	Citigroup, Inc. 5.0000%, 9/15/14	10,646,346
5,403,000	Citigroup, Inc. 4.8750%, 5/7/15	5,542,419
4,445,000	Citigroup, Inc. 4.7500%, 5/19/15	4,665,654
17,500,000	Goldman Sachs Group, Inc. 4.7500%, 7/15/13	17,993,202
9,717,000	Goldman Sachs Group, Inc. 3.3000%, 5/3/15	9,715,659
18,128,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	19,073,665
7,017,000	JPMorgan Chase & Co. 3.7000%, 1/20/15	7,319,306
18,937,000	JPMorgan Chase & Co. 1.8750%, 3/20/15	18,922,362
14,034,000	JPMorgan Chase & Co. 5.1500%, 10/1/15	15,059,492
17,281,000	Morgan Stanley 5.3000%, 3/1/13	17,614,350
10,937,000	Morgan Stanley 2.9669%, 5/14/13‡	10,922,027
6,125,000	Morgan Stanley 6.7500%, 10/15/13	6,363,710
7,023,000	Morgan Stanley 4.2000%, 11/20/14	7,012,346
15,935,000	Royal Bank of Scotland PLC 3.4000%, 8/23/13	16,100,007
26,617,000	UBS A.G. 2.2500%, 8/12/13	26,698,821
		259,392,331
Diversified Financial Services – 2.2%
26,075,000	General Electric Capital Corp. 1.8750%, 9/16/13	26,346,962
3,399,000	General Electric Capital Corp. 5.9000%, 5/13/14	3,692,147
10,775,000	General Electric Capital Corp. 2.1500%, 1/9/15	10,956,580
13,985,000	General Electric Capital Corp. 2.3750%, 6/30/15	14,306,375
12,512,000	General Electric Capital Corp. 2.9500%, 5/9/16	12,911,521
		68,213,585
Diversified Minerals – 0.5%
7,875,000	Anglo American Capital PLC 2.1500%, 9/27/13 (144A)	7,933,503
6,230,000	Teck Resources, Ltd. 7.0000%, 9/15/12	6,299,913
		14,233,416
Diversified Operations – 1.2%
954,000	Eaton Corp. 4.9000%, 5/15/13	987,775
24,469,000	LVMH Moet Hennessy Louis Vuitton S.A. 1.6250%, 6/29/17 (144A)	24,461,977
11,070,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	11,212,106
		36,661,858
Electric – Distribution – 0.2%
5,294,000	SP PowerAssets, Ltd. 5.0000%, 10/22/13 (144A)	5,523,146
Electric – Generation – 0.1%
2,271,000	AES Corp. 7.7500%, 10/15/15	2,549,198
Electric – Integrated – 1.7%
5,897,000	CMS Energy Corp. 2.7500%, 5/15/14	5,927,505
1,444,000	Duke Energy Corp. 6.3000%, 2/1/14	1,562,696
875,000	Georgia Power Co. 6.0000%, 11/1/13	935,123
1,312,000	Monongahela Power Co., Inc 7.9500%, 12/15/13 (144A)	1,435,118
4,375,000	NiSource, Inc. 5.4000%, 7/15/14	4,714,872
15,206,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	15,936,785
16,409,000	Southern Co. 1.9500%, 9/1/16	16,804,785
4,375,000	Union Electric Co. 4.6500%, 10/1/13	4,545,310
		51,862,194
Electronic Components – Semiconductors – 1.3%
8,814,000	Advanced Micro Devices, Inc. 5.7500%, 8/15/12	8,836,035
3,718,000	Altera Corp. 1.7500%, 5/15/17	3,745,517
26,848,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	26,778,464
		39,360,016
Electronic Measuring Instruments – 0.5%
4,029,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,084,008
11,508,000	FLIR Systems, Inc. 3.7500%, 9/1/16	11,796,747
		15,880,755
Electronics – Military – 0.6%
16,569,000	L-3 Communications Corp. 6.3750%, 10/15/15	16,931,447

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 57

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Engineering – Research and Development Services – 0.5%
$15,129,000	URS Corp. 3.8500%, 4/1/17 (144A)	$14,940,326
Fiduciary Banks – 0.1%
1,750,000	Northern Trust Corp. 5.5000%, 8/15/13	1,843,277
Finance – Auto Loans – 2.2%
19,521,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	21,654,548
9,624,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	9,910,930
28,310,000	Ford Motor Credit Co. LLC 2.7500%, 5/15/15	28,539,707
6,873,000	PACCAR Financial Corp. 1.9500%, 12/17/12	6,914,217
		67,019,402
Finance – Credit Card – 0.2%
5,960,000	American Express Credit Corp. 1.7500%, 6/12/15	6,027,694
Finance – Investment Bankers/Brokers – 1.4%
3,146,000	Charles Schwab Corp. 4.9500%, 6/1/14	3,373,997
5,950,000	Merrill Lynch & Co., Inc. 5.4500%, 2/5/13	6,069,643
8,750,000	Merrill Lynch & Co., Inc. 6.1500%, 4/25/13	9,056,294
13,769,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	14,317,997
8,256,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12	8,319,926
		41,137,857
Finance – Other Services – 0.1%
1,750,000	National Rural Utilities Cooperative Finance Corp. 2.6250%, 9/16/12	1,756,895
2,515,000	National Rural Utilities Cooperative Finance Corp. 5.5000%, 7/1/13	2,639,173
		4,396,068
Food – Confectionary – 0.7%
11,375,000	WM Wrigley Jr. Co. 3.0500%, 6/28/13 (144A)	11,507,371
8,750,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14 (144A)	9,040,631
		20,548,002
Food – Meat Products – 0.6%
5,095,000	JBS USA LLC / JBS USA Finance, Inc. 11.6250%, 5/1/14	5,795,562
12,974,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	13,492,960
		19,288,522
Food – Miscellaneous/Diversified – 3.3%
9,907,000	ARAMARK Corp. 8.5000%, 2/1/15	10,142,390
8,599,000	General Mills, Inc. 1.5500%, 5/16/14	8,723,505
2,878,000	Kellogg Co. 5.1250%, 12/3/12	2,931,784
7,364,000	Kraft Foods Group, Inc. 1.6250%, 6/4/15 (144A)	7,441,904
38,122,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	39,032,277
30,318,000	Kraft Foods, Inc. 2.6250%, 5/8/13	30,766,646
472,000	Kraft Foods, Inc. 6.7500%, 2/19/14	517,039
		99,555,545
Food – Retail – 0%
328,000	Delhaize Group S.A. 5.8750%, 2/1/14	345,393
Hotels and Motels – 0.1%
3,859,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	4,378,244
Industrial Gases – 1.2%
15,750,000	Praxair, Inc. 2.1250%, 6/14/13	15,961,901
18,142,000	Praxair, Inc. 4.6250%, 3/30/15	19,988,057
		35,949,958
Investment Management and Advisory Services – 0.3%
9,056,000	Franklin Resources, Inc. 2.0000%, 5/20/13	9,171,355
Life and Health Insurance – 1.1%
32,750,000	Prudential Financial, Inc. 3.6250%, 9/17/12	32,939,197
Linen Supply & Related Items – 0.2%
5,055,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,250,189
Machinery – Construction and Mining – 0.5%
6,163,000	Caterpillar, Inc. 0.9500%, 6/26/15	6,185,772
8,425,000	Caterpillar, Inc. 1.5000%, 6/26/17	8,436,669
		14,622,441
Machinery – General Industrial – 0.2%
5,659,000	Wabtec Corp. 6.8750%, 7/31/13	5,913,655
Medical – Drugs – 1.1%
16,336,000	GlaxoSmithKline Capital PLC 0.7500%, 5/8/15	16,334,138
16,616,000	GlaxoSmithKline Capital PLC 1.5000%, 5/8/17	16,646,091
		32,980,229
Medical Products – 0.1%
2,651,000	CareFusion Corp. 4.1250%, 8/1/12	2,658,086

See Notes to Schedules of Investments and Financial Statements.

58 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Multi-Line Insurance – 1.4%
$8,557,000	American International Group, Inc. 3.6500%, 1/15/14	$8,740,291
33,876,000	American International Group, Inc. 4.2500%, 9/15/14	35,106,715
		43,847,006
Multimedia – 1.1%
17,500,000	NBC Universal Media LLC 2.1000%, 4/1/14	17,810,818
14,227,000	Time Warner, Inc. 3.1500%, 7/15/15	15,004,178
		32,814,996
Office Automation and Equipment – 0%
974,000	Xerox Corp. 8.2500%, 5/15/14	1,086,038
Oil – Field Services – 0.8%
8,233,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	8,724,469
15,350,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	15,729,682
		24,454,151
Oil Companies – Exploration and Production – 2.2%
7,459,000	Apache Corp. 1.7500%, 4/15/17	7,606,629
15,423,000	Canadian Natural Resources, Ltd. 1.4500%, 11/14/14	15,611,037
12,810,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	14,192,686
20,032,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	20,824,546
8,507,000	Whiting Petroleum Corp. 7.0000%, 2/1/14	9,017,420
		67,252,318
Oil Companies – Integrated – 1.6%
10,312,000	BP Capital Markets PLC 2.2480%, 11/1/16	10,619,988
2,187,000	ConocoPhillips 4.7500%, 2/1/14	2,322,896
3,881,000	ConocoPhillips Australia Funding Co. 5.5000%, 4/15/13	4,026,254
8,408,000	Phillips 66 1.9500%, 3/5/15 (144A)	8,468,210
22,188,000	Shell International Finance B.V. 1.8750%, 3/25/13	22,426,543
		47,863,891
Oil Refining and Marketing – 0.1%
4,200,000	Sunoco, Inc. 4.8750%, 10/15/14	4,436,985
Pharmacy Services – 1.9%
29,722,000	Express Scripts Holding Co. 2.7500%, 11/21/14 (144A)	30,357,873
18,290,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	18,468,821
8,410,000	Express Scripts Holding Co. 3.1250%, 5/15/16	8,756,248
		57,582,942
Pipelines – 3.0%
1,755,000	El Paso LLC 7.3750%, 12/15/12	1,795,079
13,406,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	13,444,837
2,446,000	Kinder Morgan Energy Partners L.P. 5.8500%, 9/15/12	2,469,768
2,826,000	Kinder Morgan Energy Partners L.P. 5.0000%, 12/15/13	2,963,211
4,825,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	5,078,312
13,001,000	Kinder Morgan, Inc. 6.5000%, 9/1/12	13,047,154
1,720,000	Kinder Morgan, Inc. 5.1500%, 3/1/15	1,801,700
24,581,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.2500%, 9/1/12	24,692,991
18,335,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	19,639,260
6,151,000	TransCanada PipeLines, Ltd. 0.8750%, 3/2/15	6,139,873
		91,072,185
Property and Casualty Insurance – 0.1%
1,571,000	Chubb Corp. 5.2000%, 4/1/13	1,620,936
Property Trust – 0.6%
10,500,000	WCI Finance LLC / WEA Finance LLC 5.4000%, 10/1/12 (144A)	10,604,296
8,594,000	WT Finance Aust Pty, Ltd. 5.1250%, 11/15/14 (144A)	9,092,418
		19,696,714
Publishing – Books – 0.4%
11,192,000	Scholastic Corp. 5.0000%, 4/15/13	11,331,900
Publishing – Newspapers – 0.4%
12,250,000	Gannett Co., Inc. 6.3750%, 9/1/15	13,046,250
Real Estate Management/Services – 0.5%
8,750,000	CB Richard Ellis Services, Inc. 11.6250%, 6/15/17	9,931,250
4,614,000	ProLogis L.P. 7.6250%, 8/15/14	5,075,474
		15,006,724
Reinsurance – 0.1%
2,887,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	2,987,202
1,028,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,077,703
		4,064,905
REIT – Health Care – 1.4%
12,530,000	HCP, Inc. 5.6250%, 2/28/13	12,830,457
13,886,000	HCP, Inc. 5.6500%, 12/15/13	14,666,018
4,216,000	HCP, Inc. 2.7000%, 2/1/14	4,283,342

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 59

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

REIT – Health Care – (continued)

$5,014,000	Healthcare Realty Trust, Inc. 5.1250%, 4/1/14	$5,191,596
5,886,000	Ventas Realty L.P. / Ventas Capital Corp. 3.1250%, 11/30/15	5,992,466
		42,963,879
REIT – Hotels – 0.7%
20,062,000	Host Marriott L.P. 6.3750%, 3/15/15	20,362,930
REIT – Office Property – 0.5%
14,184,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	15,073,394
REIT – Regional Malls – 1.9%
25,856,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	26,502,400
29,079,000	Rouse Co. LLC 7.2000%, 9/15/12	29,151,698
3,478,000	Simon Property Group L.P. 4.9000%, 1/30/14	3,673,759
		59,327,857
REIT – Shopping Centers – 0.3%
4,375,000	DDR Corp. 5.3750%, 10/15/12	4,380,241
4,375,000	Equity One, Inc. 6.2500%, 12/15/14	4,685,617
		9,065,858
Retail – Discount – 0%
914,000	Wal-Mart Stores, Inc. 3.2000%, 5/15/14	959,376
Retail – Drug Store – 0.1%
1,487,000	Walgreen Co. 4.8750%, 8/1/13	1,552,932
Retail – Regional Department Stores – 0.3%
3,986,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	4,082,955
5,960,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	6,468,257
		10,551,212
Retail – Restaurants – 0.5%
10,788,000	Brinker International, Inc. 5.7500%, 6/1/14	11,526,633
4,400,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	4,454,643
		15,981,276
Semiconductor Components/Integrated Circuits – 0.5%
15,675,000	Maxim Integrated Products, Inc. 3.4500%, 6/14/13	16,063,458
Steel – Producers – 0.7%
10,876,000	ArcelorMittal 3.7500%, 2/25/15	11,024,816
7,024,000	ArcelorMittal 3.7500%, 8/5/15	7,062,927
2,708,000	Steel Dynamics, Inc. 7.7500%, 4/15/16	2,789,240
		20,876,983
Super-Regional Banks – 0.1%
3,237,000	PNC Funding Corp. 5.2500%, 11/15/15	3,565,704
Telephone – Integrated – 0.7%
22,447,000	British Telecommunications PLC 2.0000%, 6/22/15	22,755,444
Transportation – Railroad – 0.1%
2,450,000	Union Pacific Corp. 5.4500%, 1/31/13	2,516,821
Transportation – Services – 0.8%
20,379,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	20,281,935
875,000	FedEx Corp. 7.3750%, 1/15/14	957,869
2,199,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,320,103
		23,559,907

Total Corporate Bonds (cost $1,955,797,743)		1,984,453,447

U.S. Treasury Notes/Bonds – 28.3%
	U.S. Treasury Notes/Bonds:
31,155,000	0.6250%, 12/31/12	31,223,167
45,940,000	1.3750%, 1/15/13	46,232,500
92,090,000	0.6250%, 2/28/13	92,356,232
66,113,000	1.7500%, 4/15/13	66,905,827
23,059,000	0.6250%, 4/30/13	23,133,757
4,400,000	1.1250%, 6/15/13	4,436,436
20,824,000	0.1250%, 9/30/13	20,784,143
10,857,000	0.2500%, 1/31/14	10,847,251
13,669,000	1.2500%, 2/15/14	13,873,502
200,791,000	0.2500%, 2/28/14	200,586,996
14,967,000	1.2500%, 3/15/14	15,202,611
11,860,000	0.2500%, 3/31/14	11,846,100
33,425,000	0.2500%, 4/30/14	33,384,522
1,765,000	0.5000%, 8/15/14	1,770,929
8,869,000	0.2500%, 9/15/14	8,849,595
10,857,000	0.2500%, 1/15/15	10,825,612
18,780,000	0.2500%, 2/15/15	18,713,970
55,811,000	0.3750%, 3/15/15	55,776,118
23,856,000	0.3750%, 4/15/15	23,839,229
7,012,000	1.0000%, 9/30/16	7,121,016
44,997,000	1.0000%, 10/31/16	45,682,484
21,145,000	0.8750%, 2/28/17	21,328,370
79,283,000	1.0000%, 3/31/17	80,373,141
17,092,000	0.8750%, 4/30/17	17,221,523

Total U.S. Treasury Notes/Bonds (cost $859,184,495)		862,315,031

Short-Term Taxable Variable Rate Demand Note – 0%

1,020,000	California Infrastructure & Economic Development Bank 0.4400%, 4/1/24‡ (cost $1,020,000)	1,020,000

Money Market – 2.7%
81,741,208	Janus Cash Liquidity Fund LLC, 0% (cost $81,741,208)	81,741,208

Total Investments (total cost $2,979,123,169) – 98.9%		3,010,763,917

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		32,726,924

Net Assets – 100%		$3,043,490,841

See Notes to Schedules of Investments and Financial Statements.

60 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$43,381,190	1.4%
Belgium	345,393	0.0%
Canada	58,523,169	2.0%
Cayman Islands	9,850,140	0.3%
Chile	8,225,000	0.3%
France	24,461,977	0.8%
Luxembourg	45,029,531	1.5%
Netherlands	22,426,543	0.8%
New Zealand	4,034,911	0.1%
Singapore	5,523,146	0.2%
South Korea	8,724,469	0.3%
Sweden	27,317,488	0.9%
Switzerland	26,698,821	0.9%
United Kingdom	154,214,925	5.1%
United States††	2,572,007,214	85.4%

Total	$3,010,763,917	100.0%

††	Includes Cash Equivalents (82.7% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 61

Janus Money Market Funds (unaudited)

Co-Portfolio Manager
Janus Government Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended June 30, 2012	David Spilsted

Class D Shares(1)
1 Year	0.00%
5 Year	0.82%
10 Year	1.57%
Since Inception (February 14, 1995)	2.90%
Class T Shares
1 Year	0.00%
5 Year	0.82%
10 Year	1.57%
Since Inception (February 14, 1995)	2.90%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0040%
Without Reimbursement	-0.0037%
Class T Shares
With Reimbursement	0.0040%
Without Reimbursement	-0.0039%

Expense Ratio
Per the October 28, 2011 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.71%
Class T Shares
Total Annual Fund Operating Expenses	0.74%

Co-Portfolio Manager
Janus Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended June 30, 2012	David Spilsted

Class D Shares(1)
1 Year	0.00%
5 Year	0.91%
10 Year	1.65%
Since Inception (February 14, 1995)	2.99%
Class T Shares
1 Year	0.00%
5 Year	0.91%
10 Year	1.65%
Since Inception (February 14, 1995)	2.99%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0038%
Without Reimbursement	-0.0039%
Class T Shares
With Reimbursement	0.0038%
Without Reimbursement	-0.0041%

Expense Ratio
Per the October 28, 2011 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.67%
Class T Shares
Total Annual Fund Operating Expenses	0.69%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Net expense ratios reflect fee waivers, if any, Janus Capital has voluntarily agreed to, including a waiver of one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of each Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of each Fund’s former Class J Shares. If Class D Shares of each Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following each Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of each Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to new investors.

62 | JUNE 30, 2012

Janus Government Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,000.00	$0.99

Hypothetical (5% return before expenses)	$1,000.00	$1,023.87	$1.01

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,000.00	$0.99

Hypothetical (5% return before expenses)	$1,000.00	$1,023.87	$1.01

†	Expenses are equal to the annualized expense ratio of 0.20% for Class D and 0.20% for Class T Shares, Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

Janus Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,000.00	$0.80

Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$0.81

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12-6/30/12)†

Actual	$1,000.00	$1,000.00	$0.80

Hypothetical (5% return before expenses)	$1,000.00	$1,024.07	$0.81

†	Expenses are equal to the annualized expense ratio of 0.16% for Class D Shares and 0.16% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 63

Janus Government Money Market Fund

Schedule of Investments

As of June 30, 2012

Principal Amount		Value

Repurchase Agreements – 19.4%
$30,700,000	Credit Suisse Securities (USA) LLC 0.2200%, dated 6/29/12 maturing 7/2/12 to be repurchased at $30,700,563 collateralized by $1,073,079,959 in U.S. Government Agencies 0.2756%-1.9126%, 2/25/19-11/15/36 with a value of $31,314,143	$30,700,000
5,700,000	RBC Capital Markets Corp. 0.1400%, dated 6/29/12 maturing 7/2/12 to be repurchased at $5,700,067 collateralized by $7,866,684 in U.S. Government Agencies 0.0000%-3.7780% 2/1/17-6/1/42 with a value of $5,814,000	5,700,000

Total Repurchase Agreements (amortized cost $36,400,000)		36,400,000

U.S. Government Agency Notes – 35.0%
	Army & Air Force Exchange Services:
2,800,000	0.3200%, 7/2/12	2,800,000
5,000,000	0.3000%, 8/2/12ß	5,000,000
1,500,000	0.3000%, 8/17/12ß	1,500,000
	Fannie Mae:
3,000,000	0.0800%, 7/5/12	2,999,973
3,000,000	0.0750%, 7/11/12	2,999,938
3,500,000	0.0950%, 7/18/12	3,499,843
1,300,000	0.1000%, 7/25/12	1,299,913
	Federal Home Loan Bank System:
2,000,000	0.1150%, 7/20/12	1,999,879
2,000,000	0.0800%, 8/3/12	1,999,853
3,000,000	0.1000%, 8/8/12	2,999,683
2,400,000	0.1150%, 8/15/12	2,399,655
2,500,000	0.0900%, 8/29/12	2,499,631
4,000,000	0.1150%, 9/14/12	3,999,042
1,500,000	0.1200%, 9/19/12	1,499,600
1,000,000	0.1400%, 10/4/12	999,631
2,000,000	0.1500%, 10/24/12	1,999,042
2,500,000	0.1600%, 2/4/13	2,497,577
	Freddie Mac:
6,460,291	0.2400%, 7/7/12	6,460,291
2,000,000	0.0801%, 8/6/12	1,999,840
2,000,000	0.0800%, 8/10/12	1,999,822
2,000,000	0.0950%, 8/27/12	1,999,699
3,000,000	0.1450%, 10/22/12	2,998,634
2,000,000	0.1500%, 10/29/12	1,999,000
1,000,000	0.1500%, 11/9/12	999,454
2,000,000	0.1602%, 1/7/13	1,998,311
2,300,000	0.1750%, 1/9/13	2,297,853

Total U.S. Government Agency Notes (amortized cost $65,746,164)		65,746,164

Variable Rate Demand Agency Notes – 45.5%
1,180,000	A.E. Realty LLC, Series 2003 0.2300%, 10/1/23	1,180,000
1,500,000	Clearwater Solutions LLC 0.3400%, 9/1/21	1,500,000
9,000,000	Cypress Bend Real Estate Development LLC 0.2300%, 4/1/33	9,000,000
6,060,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments), Series K 0.2200%, 7/15/36	6,060,000
3,000,000	Greer Family LLC 0.2300%, 8/1/31	3,000,000
2,970,000	Indian Hills Country Club 0.2300%, 3/1/30	2,970,000
2,500,000	Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas 0.2300%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.2600%, 6/1/47	3,745,000
160,000	Lakeshore Professional Properties LLC 0.3100%, 7/1/45	160,000
700,000	Maryland State Community Development Administration Multifamily Development (Crusader-D) 0.1900%, 2/1/41	700,000
23,025,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.2452%, 11/1/35	23,025,000
10,000,000	Mississippi Business Finance Corp., (The Pointe at MSU, LLC Project), Series 2009 0.3200%, 9/1/41	10,000,000
4,285,000	Mississippi Business Finance Corp., Mississippi Revenue, (John Fayard), Series A 0.3200%, 3/1/29	4,285,000
4,230,000	Mississippi Business Finance Corp., Mississippi Revenue, (John Fayard), Series B 0.3200%, 3/1/29	4,230,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue (Aldus St. Apartments), Series A 0.2100%, 6/15/37	2,065,000
500,000	Sacramento California Redevelopment Agency 0.2400%, 1/15/36	500,000
1,715,000	Shepherd Capital LLC 0.3100%, 10/1/53	1,715,000
4,500,000	Thomas H Turner Family Irrevocably Trust 0.2300%, 6/1/20	4,500,000
4,190,000	Tyler Enterprises LLC 0.2300%, 10/1/22	4,190,000

Total Variable Rate Demand Agency Notes (amortized cost $85,325,000)		85,325,000

Total Investments (total amortized cost $187,471,164) – 99.9%		187,471,164

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		158,344

Net Assets – 100%		$187,629,508

See Notes to Schedules of Investments and Financial Statements.

64 | JUNE 30, 2012

Janus Money Market Fund

Schedule of Investments

As of June 30, 2012

Principal Amount		Value

Certificates Of Deposit – 12.7%
$25,000,000	Bank of Montreal 0.1600%, 7/9/12	$25,000,000
25,000,000	Bank of Montreal 0.1700%, 7/11/12	25,000,000
12,000,000	Bank of Montreal 0.1700%, 7/25/12	12,000,000
21,000,000	Svenska Handelsbanken 0.1750%, 7/3/12	21,000,006
25,000,000	Svenska Handelsbanken 0.2450%, 8/3/12	24,999,885
17,000,000	Toronto-Dominion Bank 0.1500%, 7/30/12	17,000,000
25,000,000	Toronto-Dominion Bank 0.1600%, 8/13/12	25,000,000
10,000,000	Toronto-Dominion Bank 0.1800%, 8/20/12	10,000,000

Total Certificates Of Deposit (amortized cost $159,999,891)		159,999,891

Commercial Paper – 14.5%
30,000,000	Bryant Park Funding LLC 0.1700%, 7/12/12 (Section 4(2))	29,998,442
30,000,000	Bryant Park Funding LLC 0.1800%, 7/17/12 (Section 4(2))	29,997,600
20,000,000	Nieuw Amsterdam Receivables Corp. 0.1800%, 7/6/12 (Section 4(2))	19,999,500
15,000,000	Nieuw Amsterdam Receivables Corp. 0.1800%, 7/11/12 (Section 4(2))	14,999,250
25,000,000	Nieuw Amsterdam Receivables Corp. 0.1900%, 7/12/12 (Section 4(2))	24,998,548
25,000,000	Standard Chartered PLC 0.2000%, 8/6/12 (Section 4(2))	24,994,999
14,000,000	Standard Chartered PLC 0.2000%, 8/13/12 (Section 4(2))	13,996,655
23,300,000	Standard Chartered PLC 0.2400%, 8/31/12 (Section 4(2))	23,290,524

Total Commercial Paper (amortized cost $182,275,518)		182,275,518

Repurchase Agreements – 33.3%
100,000,000	Goldman Sachs & Co., 0.1600% dated 6/29/12, maturing 7/2/12 to be repurchased at $100,001,333 collateralized by $102,086,951 in U.S. Government Agencies 4.0000%-4.5000% 12/1/40-11/1/41 with a value of $102,000,000	100,000,000
100,000,000	HSBC Securities (USA), Inc., 0.1800% dated 6/29/12, maturing 7/2/12 to be repurchased at $100,001,500 collateralized by $171,239,204 in U.S. Government Agencies 2.4500%-8.5000% 8/15/23-7/15/47 with a value of $102,001,812	100,000,000
100,000,000	JPMorgan Chase & Co., 0.1900% dated 6/29/12, maturing at 7/2/12 to be repurchased at $100,001,583 collateralized by $141,103,916 in U.S. Government Agencies 4.5000%, 2/1/40-4/1/41 with a value of $102,003,392	100,000,000
118,400,000	RBC Capital Markets Corp. 0.1400%, dated 6/29/12 maturing 7/2/12 to be repurchased at $118,401,381 collateralized by $163,406,198 in U.S. Government Agencies 0.0000%-3.7780% 2/1/17-6/1/42 with a value of $120,768,000	118,400,000

Total Repurchase Agreements (amortized cost $418,400,000)		418,400,000

U.S. Government Agency Notes – 23.3%
	Army & Air Force Exchange Services:
15,200,000	0.3200%, 7/2/12	15,200,000
4,000,000	0.3200%, 7/5/12	4,000,000
15,200,000	0.3000%, 8/2/12ß	15,200,000
8,000,000	0.3000%, 8/16/12ß	8,000,000
20,000,000	0.3000%, 8/17/12ß	20,000,000
	Fannie Mae:
10,000,000	0.0800%, 7/5/12	9,999,911
10,000,000	0.0800%, 7/11/12	9,999,792
10,000,000	0.1000%, 7/18/12	9,999,551
10,000,000	0.0800%, 8/16/12	9,998,978
12,000,000	0.0800%, 9/4/12	11,998,212
8,000,000	0.1500%, 12/12/12	7,994,442
8,000,000	0.1600%, 12/26/12	7,993,566
	Federal Home Loan Bank System:
10,000,000	0.0800%, 8/3/12	9,999,267
8,000,000	0.1000%, 8/8/12	7,999,155
10,000,000	0.1000%, 8/22/12	9,998,556
3,000,000	0.0900%, 8/24/12	2,999,617
5,000,000	0.0900%, 8/27/12	4,999,327
10,000,000	0.0900%, 8/29/12	9,998,525
10,500,000	0.1200%, 9/14/12	10,497,484
8,000,000	0.1500%, 11/30/12	7,995,021
6,500,000	0.1600%, 2/4/13	6,493,701
	Freddie Mac:
10,000,000	0.0700%, 7/9/12	9,999,844
10,000,000	0.0700%, 8/1/12	9,999,397
10,000,000	0.1000%, 8/6/12	9,999,000
7,500,000	0.0800%, 8/10/12	7,499,333
10,000,000	0.1200%, 9/17/12	9,997,400
10,000,000	0.1500%, 10/29/12	9,994,999
8,000,000	0.1500%, 11/19/12	7,995,381
8,000,000	0.1500%, 11/26/12	7,995,231
8,000,000	0.1500%, 12/10/12	7,994,510
10,000,000	0.1800%, 1/7/13	9,990,762

Total U.S. Government Agency Notes (amortized cost $292,830,962)		292,830,962

Variable Rate Demand Agency Notes – 16.2%
220,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell), Series B 0.4400%, 10/1/19	220,000

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 65

Janus Money Market Fund

Schedule of Investments

As of June 30, 2012

Principal Amount		Value

$5,265,000	Auburn Industrial Development Board 0.2300%, 7/1/26	$5,265,000
4,000,000	Breckenridge Terrace LLC 0.2400%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC 0.2400%, 5/1/39	14,980,000
9,000,000	Brevard County Health Facilities Authority 0.1600%, 9/1/25	9,000,000
800,000	California Infrastructure and Economic Development 0.1900%, 7/1/33	800,000
1,070,000	Capital Markets Access 0.2400%, 7/1/25	1,070,000
5,700,000	Colorado Housing Facilities Revenue, (Tenderfoot Seasonal Housing LLC), Series A 0.2900%, 7/1/35	5,700,000
6,170,000	Congress/Commons LLC 0.3400%, 12/1/50	6,170,000
5,895,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project) 0.2100%, 1/1/26	5,895,000
9,100,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A 0.2900%, 6/1/27	9,100,000
8,000,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A 0.2900%, 5/1/39	8,000,000
11,655,000	Eskaton Properties, Inc. 0.4000%, 12/1/37	11,655,000
4,125,000	FJM Properties-Wilmar 0.3500%, 10/1/24	4,125,000
7,000,000	Florissant Industrial Development Authority 0.1600%, 9/1/28	7,000,000
9,660,000	Franklin County Ohio Health Care Facility Revenue, (Adjusted Friendship Village Dublin), Series A 0.1600%, 11/1/22	9,660,000
6,885,000	Franklin County Ohio Health Care Facility Revenue, (Variable Friendship Village Dublin), Series B 0.1600%, 11/1/34	6,885,000
5,620,000	Hunter’s Ridge, South Point 0.2300%, 6/1/25	5,620,000
4,650,000	J-J Properties LLC 0.2400%, 7/1/35	4,650,000
530,000	Kentucky Economic Development Finance Authority 1.0000%, 11/1/15	530,000
1,375,000	Lone Tree Building Authority 0.4700%, 12/1/17	1,375,000
9,000,000	Louisiana Local Government Environmental Facilities 0.1500%, 7/1/47	9,000,000
10,000,000	Massachusetts Health & Educational Facilities Authority 0.1700%, 10/1/42	10,000,000
4,500,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.2452%, 11/1/35	4,500,000
8,690,000	Orange County Florida Health Facilities Authority Revenue (Adventist Long Term Care) 0.1600%, 11/15/36	8,690,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 0.3500%, 4/1/20	160,000
10,865,000	RBS Insurance Trust 0.2400%, 11/1/31	10,865,000
3,650,000	Riley Family Eagle Lake/Lexington Heights L.P. 0.2100%, 9/1/33	3,650,000
2,600,000	Tift County, Georgia Development Authority, (Heatcraft), Series A 0.2600%, 2/1/18	2,600,000
3,765,000	Timber Ridge County Affordable Housing Corp., Series 2003 0.1900%, 12/1/32	3,765,000
4,595,000	Triple Crown Investments LLC 0.2300%, 8/1/25	4,595,000
1,720,000	Volunteers of America, Alabama 0.2600%, 9/1/23	1,720,000
22,260,000	Washington Higher Education Facilities Authority 0.1900%, 10/1/30	22,260,000

Total Variable Rate Demand Agency Notes (amortized cost $203,505,000)		203,505,000

Total Investments (total amortized cost $1,257,011,371) – 100.0%		1,257,011,371

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(74,159)

Net Assets – 100%		$1,256,937,212

See Notes to Schedules of Investments and Financial Statements.

66 | JUNE 30, 2012

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Janus Fixed Income & Money Market Funds | 67

Statements of Assets and Liabilities - Fixed Income Funds

As of June 30, 2012
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Assets:
Investments at cost	$5,009,720	$34,425	$2,100,572	$2,979,123
Unaffiliated investments at value	$5,069,665	$34,500	$2,005,896	$2,929,023
Affiliated investments at value	116,989	297	166,532	81,741
Cash	781	–	6,629	524
Receivables:
Investments sold	68,503	1,297	21,031	1,015
Fund shares sold	17,487	64	4,432	7,257
Dividends	32	–	21	15
Due from adviser	–	23	–	–
Interest	42,633	353	38,668	20,394
Non-interested Trustees’ deferred compensation	83	1	35	48
Other assets	7	–	30	32,705
Forward currency contracts	–	54	–	–
Total Assets	5,316,180	36,589	2,243,274	3,072,722
Liabilities:
Payables:
Due to custodian	–	640	–	–
Investments purchased	47,594	517	41,378	22,897
Fund shares repurchased	4,785	27	4,193	4,060
Dividends	1,282	–	710	230
Advisory fees	1,717	17	981	819
Fund administration fees	42	–	17	25
Internal servicing cost	19	–	5	8
Administrative services fees	358	2	285	433
Distribution fees and shareholder servicing fees	508	3	120	149
Administrative, networking and omnibus fees	341	3	187	422
Non-interested Trustees’ fees and expenses	24	–	18	33
Non-interested Trustees’ deferred compensation fees	83	1	35	48
Accrued expenses and other payables	383	64	192	107
Forward currency contracts	–	36	–	–
Total Liabilities	57,136	1,310	48,121	29,231
Net Assets	$5,259,044	$35,279	$2,195,153	$3,043,491

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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69

Statements of Assets and Liabilities - Fixed Income Funds  (continued)

As of June 30, 2012
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,017,077	$34,547	$2,151,913	$3,001,729
Undistributed net investment income/(loss)*	32	(1)	42	(89)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	65,004	343	(28,656)	10,212
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	176,931	390	71,854	31,639
Total Net Assets	$5,259,044	$35,279	$2,195,153	$3,043,491
Net Assets - Class A Shares	$697,880	$5,113	$265,944	$423,210
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,320	488	29,543	137,374
Net Asset Value Per Share(1)	$10.85	$10.48	$9.00	$3.08
Maximum Offering Price Per Share(2)	$11.39	$11.00	$9.45	$3.16
Net Assets - Class C Shares	$425,830	$1,884	$78,392	$75,789
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,245	180	8,705	24,620
Net Asset Value Per Share(1)	$10.85	$10.49	$9.00	$3.08
Net Assets - Class D Shares	$802,674	$10,240	$328,700	$207,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,979	978	36,511	67,217
Net Asset Value Per Share	$10.85	$10.47	$9.00	$3.09
Net Assets - Class I Shares	$1,691,809	$14,810	$241,339	$275,345
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	155,937	1,415	26,799	89,374
Net Asset Value Per Share	$10.85	$10.47	$9.01	$3.08
Net Assets - Class N Shares	$253,638	N/A	$4,392	$34,342
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,376	N/A	487	11,137
Net Asset Value Per Share	$10.85	N/A	$9.01	$3.08
Net Assets - Class R Shares	$26,212	N/A	$1,082	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,416	N/A	120	N/A
Net Asset Value Per Share	$10.85	N/A	$9.00	N/A
Net Assets - Class S Shares	$74,154	$915	$6,213	$5,127
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,833	87	689	1,666
Net Asset Value Per Share	$10.85	$10.49	$9.02	$3.08
Net Assets - Class T Shares	$1,286,847	$2,317	$1,269,091	$2,022,283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	118,628	221	140,945	655,191
Net Asset Value Per Share	$10.85	$10.48	$9.00	$3.09

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

See Notes to Financial Statements.

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71

Statements of Operations - Fixed Income Funds

For the fiscal year ended June 30, 2012
(all numbers in thousands)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Investment Income:
Interest	$165,549	$1,188	$151,743	$82,060
Dividends	391	1	1,338	–
Dividends from affiliates	204	1	143	103
Fee income	–	–	111	48
Total Investment Income	166,144	1,190	153,335	82,211
Expenses:
Advisory fees	17,567	203	10,955	16,406
Accounting System fee	117	33	90	126
Internal servicing expense - Class A Shares	26	–	11	22
Internal servicing expense - Class C Shares	57	–	14	14
Internal servicing expense - Class I Shares	44	1	6	14
Shareholder reports expense	480	13	191	230
Transfer agent fees and expenses	299	7	136	159
Registration fees	260	79	172	177
Custodian fees	21	11	15	17
Professional fees	57	37	44	60
Non-interested Trustees’ fees and expenses	97	1	55	93
Fund administration fees	420	3	188	290
Administrative services fees - Class D Shares	898	13	373	249
Administrative services fees - Class R Shares	34	N/A	3	N/A
Administrative services fees - Class S Shares	167	2	15	14
Administrative services fees - Class T Shares	2,584	12	2,767	4,790
Distribution fees and shareholder servicing fees - Class A Shares	1,350	8	531	969
Distribution fees and shareholder servicing fees - Class C Shares	3,362	16	738	731
Distribution fees and shareholder servicing fees - Class R Shares	65	N/A	5	N/A
Distribution fees and shareholder servicing fees - Class S Shares	167	2	15	12
Administrative, networking and omnibus fees - Class A Shares	395	3	255	2,137
Administrative, networking and omnibus fees - Class C Shares	296	1	64	55
Administrative, networking and omnibus fees - Class I Shares	1,644	–	153	196
Other expenses	168	1	119	108
Total Expenses	30,575	446	16,915	26,867
Expense and Fee Offset	(6)	–	–	(6)
Net Expenses	30,569	446	16,915	26,861
Less: Excess Expense Reimbursement	(37)	(133)	(21)	(3,578)
Net Expenses after Expense Reimbursement	30,532	313	16,894	23,283
Net Investment Income	135,612	877	136,441	58,928
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	99,550(1)	529	(16,082)	10,662
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	99,405	122	(2,788)	(9,628)
Net Gain/(Loss) on Investments	198,955	651	(18,870)	1,034
Net Increase in Net Assets Resulting from Operations	$334,567	$1,528	$117,571	$59,962

(1)	Includes $466,926 of realized gains resulting from a redemption-in-kind during the year ended June 30, 2012 for Janus Flexible Bond Fund.

See Notes to Financial Statements.

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73

Statements of Changes in Net Assets - Fixed Income Funds

	Janus Flexible		Janus Global		Janus		Janus Short-Term
For the fiscal year ended June 30, 2012 and the fiscal year or period ended June 30, 2011	Bond Fund		Bond Fund		High-Yield Fund		Bond Fund
(all numbers in thousands)	2012	2011	2012	2011(1)	2012	2011	2012	2011

Operations:
Net investment income	$135,612	$113,530	$877	$222	$136,441	$114,641	$58,928	$60,099
Net realized gain/(loss) from investment and foreign currency transactions(2)	99,550	83,986	529	140	(16,082)	78,739	10,662	15,457
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	99,405	(36,246)	122	269	(2,788)	18,300	(9,628)	3,285
Net Increase in Net Assets Resulting from Operations	334,567	161,270	1,528	631	117,571	211,680	59,962	78,841
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(17,781)	(13,108)	(96)	(14)	(14,849)	(10,312)	(7,560)	(3,544)
Class C Shares	(8,471)	(7,328)	(34)	(10)	(4,617)	(4,991)	(923)	(997)
Class D Shares	(26,145)	(25,542)	(311)	(35)	(22,442)	(21,573)	(4,308)	(5,053)
Class I Shares	(55,239)	(39,912)	(383)	(124)	(16,574)	(13,219)	(8,595)	(8,457)
Class N Shares(3)	(542)	N/A	N/A	N/A	(20)	N/A	(41)	N/A
Class R Shares	(391)	(244)	N/A	N/A	(72)	(68)	N/A	N/A
Class S Shares	(2,094)	(2,016)	(23)	(11)	(409)	(496)	(98)	(99)
Class T Shares	(34,910)	(26,053)	(127)	(23)	(78,752)	(63,379)	(37,408)	(41,906)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(7,683)	(11,992)	(29)	–	–	–	(729)	(1,038)
Class C Shares	(4,783)	(8,699)	(11)	–	–	–	(150)	(565)
Class D Shares	(10,736)	(22,228)	(84)	–	–	–	(403)	(1,775)
Class I Shares	(22,886)	(34,295)	(85)	–	–	–	(724)	(2,459)
Class N Shares(3)	–	N/A	N/A	N/A	–	N/A	–	N/A
Class R Shares	(173)	(258)	N/A	N/A	–	–	N/A	N/A
Class S Shares	(946)	(1,864)	(6)	–	–	–	(11)	(38)
Class T Shares	(14,600)	(23,387)	(21)	–	–	–	(3,655)	(15,511)
Net Decrease from Dividends and Distributions	(207,380)	(216,926)	(1,210)	(217)	(137,735)	(114,038)	(64,605)	(81,442)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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75

Statements of Changes in Net Assets - Fixed Income Funds  (continued)

	Janus Flexible		Janus Global		Janus		Janus Short-Term
For the fiscal year ended June 30, 2012 and the fiscal year or period ended June 30, 2011	Bond Fund		Bond Fund		High-Yield Fund		Bond Fund
(all numbers in thousands)	2012	2011	2012	2011(1)	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	402,803	236,791	4,436	1,142	173,224	101,346	204,991	343,501
Class C Shares	202,079	116,406	968	1,256	19,046	24,608	32,420	31,038
Class D Shares	188,338	163,433	13,949	5,279	58,469	83,778	44,440	55,233
Class I Shares	1,044,312	738,213	5,457	10,584	262,973	197,281	217,482	517,969
Class N Shares(3)	255,838	N/A	N/A	N/A	4,347	N/A	35,186	N/A
Class R Shares	22,585	8,944	N/A	N/A	676	515	N/A	N/A
Class S Shares	39,308	26,590	–	834	1,751	2,622	1,135	3,127
Class T Shares	699,607	487,789	1,936	8,775	509,052	491,082	781,742	951,013
Redemption Fees
Class D Shares	N/A	N/A	N/A	N/A	26	32	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	7	9	N/A	N/A
Class T Shares	N/A	N/A	N/A	N/A	184	121	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	23,185	22,589	124	13	14,093	8,816	7,919	4,010
Class C Shares	9,078	9,461	45	10	3,784	3,746	789	1,096
Class D Shares	34,443	44,266	385	34	19,038	18,155	4,595	6,651
Class I Shares	65,998	63,798	467	124	14,190	11,810	6,606	7,533
Class N Shares(3)	542	N/A	N/A	N/A	20	N/A	41	N/A
Class R Shares	482	450	N/A	N/A	56	58	N/A	N/A
Class S Shares	3,027	3,857	29	11	404	496	109	137
Class T Shares	48,984	48,530	148	23	77,538	61,957	40,603	56,769
Shares Repurchased(4)
Class A Shares	(145,182)	(176,709)	(699)	–	(92,406)	(55,880)	(164,394)	(92,986)
Class C Shares	(63,898)	(89,404)	(435)	–	(21,627)	(23,685)	(27,869)	(24,554)
Class D Shares	(128,131)	(175,942)	(8,959)	(481)	(61,284)	(52,283)	(51,923)	(78,296)
Class I Shares	(693,944)	(319,248)	(1,748)	(504)	(210,920)	(117,124)	(491,109)	(152,256)
Class N Shares(3)	(3,931)	N/A	N/A	N/A	(48)	N/A	(924)	N/A
Class R Shares	(6,907)	(5,250)	N/A	N/A	(721)	(417)	N/A	N/A
Class S Shares	(27,933)	(33,391)	–	–	(2,794)	(2,959)	(1,800)	(2,715)
Class T Shares	(286,735)	(370,997)	(8,648)	(8)	(364,985)	(253,310)	(750,571)	(1,010,651)
Net Increase/(Decrease) from Capital Share Transactions	1,683,948	800,176	7,455	27,092	404,093	500,774	(110,532)	616,619
Net Increase/(Decrease) in Net Assets	1,811,135	744,520	7,773	27,506	383,929	598,416	(115,175)	614,018
Net Assets:
Beginning of period	3,447,909	2,703,389	27,506	–	1,811,224	1,212,808	3,158,666	2,544,648
End of period	$5,259,044	$3,447,909	$35,279	$27,506	$2,195,153	$1,811,224	$3,043,491	$3,158,666

Undistributed Net Investment Income/(Loss)*	$32	$72	$(1)	$75	$42	$983	$(89)	$(166)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
(3)	Period from May 31, 2012 (inception date) through June 30, 2012.
(4)	During the fiscal year ended June 30, 2012, Janus Flexible Bond Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $13,879,817 and $2,616,353, respectively, at the date of redemption.

See Notes to Financial Statements.

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77

Financial Highlights - Fixed Income Funds

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Janus Flexible Bond Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.35	0.37	0.28	0.14
Net gain on investments (both realized and unrealized)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.81	0.56	0.63	0.58
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.38)	(0.28)	(0.14)
Distributions (from capital gains)*	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.50)	(0.72)	(0.34)	(0.14)
Net Asset Value, End of Period	$10.85	$10.54	$10.70	$10.41
Total Return**	7.97%	5.41%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$697,880	$400,706	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$539,788	$371,462	$265,798	$218,408
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.76%	0.80%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.76%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.76%	0.80%
Ratio of Net Investment Income to Average Net Assets***	3.06%	3.51%	4.04%	4.28%
Portfolio Turnover Rate	126%	147%	86%^	215%

Class A Shares

	Janus Global Bond Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.23	0.19
Net gain on investments (both realized and unrealized)	0.27	0.31
Total from Investment Operations	0.50	0.50
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.15)
Distributions (from capital gains)*	(0.08)	–
Total Distributions	(0.37)	(0.15)
Net Asset Value, End of Period	$10.48	$10.35
Total Return**	4.89%	4.99%
Net Assets, End of Period (in thousands)	$5,113	$1,190
Average Net Assets for the Period (in thousands)	$3,309	$958
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.46%	3.50%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.02%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.48%	3.03%
Portfolio Turnover Rate	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

78 | JUNE 30, 2012

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Janus High-Yield Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.62	0.65	0.47	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.13)	0.68	0.16	0.68
Total from Investment Operations	0.49	1.33	0.63	0.95
Less Distributions:
Dividends (from net investment income)*	(0.62)	(0.65)	(0.47)	(0.27)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.62)	(0.65)	(0.47)	(0.27)
Net Asset Value, End of Period	$9.00	$9.13	$8.45	$8.29
Total Return**	5.71%	16.09%(3)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$265,944	$171,976	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$212,564	$143,277	$98,784	$75,369
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	0.92%	0.92%	0.96%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.99%	0.92%	0.92%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.92%	0.92%	0.96%
Ratio of Net Investment Income to Average Net Assets***	6.91%	7.23%	8.30%	10.07%
Portfolio Turnover Rate	61%	92%	61%^	97%

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Janus Short-Term Bond Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.06	0.07	0.05	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.01	0.03	0.05
Total from Investment Operations	0.07	0.08	0.08	0.09
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.07)	(0.05)	(0.04)
Distributions (from capital gains)*	(0.01)	(0.02)	–	–
Total Distributions	(0.07)	(0.09)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.08	$3.08	$3.09	$3.06
Total Return**	2.18%	2.65%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$423,210	$374,981	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$387,633	$164,464	$82,728	$18,271
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.40%	0.88%	0.84%	0.88%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.95%	2.12%	2.39%	2.78%
Portfolio Turnover Rate	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 79

Financial Highlights - Fixed Income Funds  (continued)

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Janus Flexible Bond Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.27	0.29	0.23	0.12
Net gain on investments (both realized and unrealized)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.73	0.48	0.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.30)	(0.23)	(0.12)
Distributions (from capital gains)*	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.42)	(0.64)	(0.29)	(0.12)
Net Asset Value, End of Period	$10.85	$10.54	$10.70	$10.41
Total Return**	7.14%	4.62%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$425,830	$268,575	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$336,150	$264,522	$195,825	$137,244
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.55%	1.51%	1.51%	1.58%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.55%	1.51%	1.51%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.55%	1.51%	1.51%	1.57%
Ratio of Net Investment Income to Average Net Assets***	2.29%	2.75%	3.29%	3.51%
Portfolio Turnover Rate	126%	147%	86%^	215%

Class C Shares

	Janus Global Bond Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.18	0.16
Net gain on investments (both realized and unrealized)	0.24	0.31
Total from Investment Operations	0.42	0.47
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.11)
Distributions (from capital gains)*	(0.08)	–
Total Distributions	(0.29)	(0.11)
Net Asset Value, End of Period	$10.49	$10.36
Total Return**	4.10%	4.70%
Net Assets, End of Period (in thousands)	$1,884	$1,293
Average Net Assets for the Period (in thousands)	$1,634	$908
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.21%	4.22%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.76%	1.36%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.36%(4)
Ratio of Net Investment Income to Average Net Assets***	1.77%	2.45%
Portfolio Turnover Rate	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.77% and 1.77%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

80 | JUNE 30, 2012

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus High-Yield Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.55	0.59	0.43	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.12)	0.68	0.16	0.68
Total from Investment Operations	0.43	1.27	0.59	0.95
Less Distributions:
Dividends (from net investment income)*	(0.56)	(0.59)	(0.43)	(0.27)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.56)	(0.59)	(0.43)	(0.27)
Net Asset Value, End of Period	$9.00	$9.13	$8.45	$8.29
Total Return**	4.93%	15.30%(3)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$78,392	$78,456	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$73,801	$76,507	$67,693	$51,080
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.61%	1.65%	1.71%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.72%	1.61%	1.65%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.72%	1.61%	1.65%	1.71%
Ratio of Net Investment Income to Average Net Assets***	6.19%	6.57%	7.59%	9.27%
Portfolio Turnover Rate	61%	92%	61%^	97%

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Janus Short-Term Bond Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.04	0.04	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.02	0.02	0.05
Total from Investment Operations	0.05	0.06	0.05	0.10
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.04)	(0.03)	(0.05)
Distributions (from capital gains)*	(0.01)	(0.02)	–	–
Total Distributions	(0.05)	(0.06)	(0.03)	(0.05)
Net Asset Value, End of Period	$3.08	$3.08	$3.08	$3.06
Total Return**	1.44%	2.24%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$75,789	$70,507	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$74,993	$69,983	$42,824	$8,848
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.66%	1.64%	1.59%	1.63%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.53%	1.53%	1.55%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.53%	1.53%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets***	1.23%	1.40%	1.64%	2.01%
Portfolio Turnover Rate	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 81

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended	Janus Flexible Bond Fund
June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.43
Income from Investment Operations:
Net investment income	0.37	0.39	0.16
Net gain on investments (both realized and unrealized)	0.46	0.18	0.27
Total from Investment Operations	0.83	0.57	0.43
Less Distributions:
Dividends (from net investment income)*	(0.37)	(0.39)	(0.16)
Distributions (from capital gains)*	(0.15)	(0.34)	–
Total Distributions	(0.52)	(0.73)	(0.16)
Net Asset Value, End of Period	$10.85	$10.54	$10.70
Total Return**	8.17%	5.59%	4.13%
Net Assets, End of Period (in thousands)	$802,674	$686,500	$665,736
Average Net Assets for the Period (in thousands)	$747,701	$691,039	$632,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.59%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets***	3.28%	3.68%	4.09%
Portfolio Turnover Rate	126%	147%	86%^

Class D Shares

For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30,	Janus Global Bond Fund
2011	2012	2011(2)

Net Asset Value, Beginning of Period	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.26	0.18
Net gain on investments (both realized and unrealized)	0.24	0.32
Total from Investment Operations	0.50	0.50
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.15)
Distributions (from capital gains)*	(0.08)	–
Total Distributions	(0.38)	(0.15)
Net Asset Value, End of Period	$10.47	$10.35
Total Return**	4.90%	5.06%
Net Assets, End of Period (in thousands)	$10,240	$4,876
Average Net Assets for the Period (in thousands)	$10,566	$2,296
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.31%	2.92%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.91%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.72%
Ratio of Net Investment Income to Average Net Assets***	2.64%	3.08%
Portfolio Turnover Rate	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

82 | JUNE 30, 2012

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended	Janus High-Yield Fund
June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.27
Income from Investment Operations:
Net investment income	0.64	0.67	0.26
Net gain/(loss) on investments (both realized and unrealized)	(0.13)	0.68	0.18
Total from Investment Operations	0.51	1.35	0.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.64)	(0.67)	(0.26)
Distributions (from capital gains)*	–	–	–
Redemption fees	–(2)	–(2)	–(2)
Total Distributions and Other	(0.64)	(0.67)	(0.26)
Net Asset Value, End of Period	$9.00	$9.13	$8.45
Total Return**	5.94%	16.28%(3)	5.31%
Net Assets, End of Period (in thousands)	$328,700	$317,038	$247,945
Average Net Assets for the Period (in thousands)	$310,872	$292,765	$245,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	7.15%	7.41%	8.27%
Portfolio Turnover Rate	61%	92%	61%^

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended	Janus Short-Term Bond Fund
June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$3.09	$3.09	$3.08
Income from Investment Operations:
Net investment income	0.06	0.07	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.02	0.01
Total from Investment Operations	0.07	0.09	0.04
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.07)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	–
Total Distributions	(0.07)	(0.09)	(0.03)
Net Asset Value, End of Period	$3.09	$3.09	$3.09
Total Return**	2.30%	3.12%	1.21%
Net Assets, End of Period (in thousands)	$207,395	$210,532	$227,147
Average Net Assets for the Period (in thousands)	$207,647	$221,970	$221,604
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.72%	0.74%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.69%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets***	2.07%	2.25%	2.42%
Portfolio Turnover Rate	93%	100%	33%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 83

Financial Highlights - Fixed Income Funds  (continued)

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month
fiscal period ended June 30, 2010 and the fiscal period ended October 31,	Janus Flexible Bond Fund
2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.38	0.40	0.30	0.15
Net gain on investments (both realized and unrealized)	0.46	0.18	0.35	0.44
Total from Investment Operations	0.84	0.58	0.65	0.59
Less Distributions:
Dividends (from net investment income)*	(0.38)	(0.40)	(0.30)	(0.15)
Distributions (from capital gains)*	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.53)	(0.74)	(0.36)	(0.15)
Net Asset Value, End of Period	$10.85	$10.54	$10.70	$10.41
Total Return**	8.21%	5.62%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$1,691,809	$1,230,115	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$1,567,379	$1,067,665	$609,814	$202,602
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.55%	0.58%	0.59%	0.48%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.55%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.55%	0.48%
Ratio of Net Investment Income to Average Net Assets***	3.29%	3.72%	4.24%	4.55%
Portfolio Turnover Rate	126%	147%	86%^	215%

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30,	Janus Global Bond Fund
2011	2012	2011(3)

Net Asset Value, Beginning of Period	$10.34	$10.00
Income from Investment Operations:
Net investment income	0.29	0.19
Net gain on investments (both realized and unrealized)	0.24	0.31
Total from Investment Operations	0.53	0.50
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.16)
Distributions (from capital gains)*	(0.08)	–
Total Distributions	(0.40)	(0.16)
Net Asset Value, End of Period	$10.47	$10.34
Total Return**	5.15%	5.02%
Net Assets, End of Period (in thousands)	$14,810	$10,464
Average Net Assets for the Period (in thousands)	$12,500	$7,863
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	3.13%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.77%	3.06%
Portfolio Turnover Rate	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

84 | JUNE 30, 2012

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus High-Yield Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.64	0.67	0.48	0.28
Net gain/(loss) on investments (both realized and unrealized)	(0.11)	0.68	0.17	0.67
Total from Investment Operations	0.53	1.35	0.65	0.95
Less Distributions and Other:
Dividends (from net investment income)*	(0.65)	(0.67)	(0.48)	(0.28)
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.65)	(0.67)	(0.48)	(0.28)
Net Asset Value, End of Period	$9.01	$9.13	$8.45	$8.28
Total Return**	6.13%	16.35%(4)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$241,339	$174,961	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$226,809	$178,564	$43,060	$14,845
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.70%	0.64%	0.66%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.68%	0.70%	0.64%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.70%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets***	7.23%	7.43%	8.50%	10.33%
Portfolio Turnover Rate	61%	92%	61%^	97%

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Janus Short-Term Bond Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.07	0.07	0.06	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.01	0.02	0.05
Total from Investment Operations	0.08	0.08	0.08	0.08
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.07)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	–	–
Total Distributions	(0.08)	(0.09)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.08	$3.08	$3.09	$3.06
Total Return**	2.43%	2.91%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$275,345	$543,799	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$387,327	$350,062	$115,010	$8,399
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.63%	0.59%	0.79%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.55%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets***	2.22%	2.39%	2.64%	2.85%
Portfolio Turnover Rate	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 85

Financial Highlights - Fixed Income Funds  (continued)

Class N Shares

	Janus Flexible
	Bond Fund	Janus High-Yield Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)	2012(1)

Net Asset Value, Beginning of Period	$10.82	$8.92
Income from Investment Operations:
Net investment income	0.05	0.06
Net gain on investments (both realized and unrealized)	0.01	0.08
Total from Investment Operations	0.06	0.14
Less Distributions:
Dividends (from net investment income)*	(0.03)	(0.05)
Distributions (from capital gains)*	–	–
Total Distributions	(0.03)	(0.05)
Net Asset Value, End of Period	$10.85	$9.01
Total Return**	0.57%	1.63%
Net Assets, End of Period (in thousands)	$253,638	$4,392
Average Net Assets for the Period (in thousands)	$196,727	$3,390
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.46%	0.61%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.46%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.46%	0.61%
Ratio of Net Investment Income to Average Net Assets***	2.78%	6.86%
Portfolio Turnover Rate	126%	61%

Class N Shares

Janus Short-Term
Bond Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$3.08
Income from Investment Operations:
Net investment income	–
Net gain on investments (both realized and unrealized)	–
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$3.08
Total Return**	0.17%
Net Assets, End of Period (in thousands)	$34,342
Average Net Assets for the Period (in thousands)	$26,909
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.61%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%
Ratio of Net Investment Income to Average Net Assets***	1.80%
Portfolio Turnover Rate	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

86 | JUNE 30, 2012

Class R Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Flexible Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.31	0.33	0.25	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.46	0.18	0.34	0.45
Total from Investment Operations	0.77	0.51	0.59	0.58
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.33)	(0.25)	(0.13)
Distributions (from capital gains)*	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.46)	(0.67)	(0.31)	(0.13)
Net Asset Value, End of Period	$10.85	$10.54	$10.70	$10.42
Total Return**	7.54%	4.94%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$26,212	$9,585	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$13,660	$7,906	$4,675	$2,700
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.20%	1.20%	1.25%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.18%	1.20%	1.20%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.20%	1.20%	1.24%
Ratio of Net Investment Income to Average Net Assets***	2.63%	3.06%	3.59%	3.83%
Portfolio Turnover Rate	126%	147%	86%^	215%

Class R Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus High-Yield Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.59	0.61	0.45	0.26
Net gain/(loss) on investments (both realized and unrealized)	(0.13)	0.68	0.17	0.67
Total from Investment Operations	0.46	1.29	0.62	0.93
Less Distributions and Other:
Dividends (from net investment income)*	(0.59)	(0.61)	(0.45)	(0.26)
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–	–
Total Distributions and Other	(0.59)	(0.61)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.00	$9.13	$8.45	$8.28
Total Return**	5.38%	15.62%(4)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$1,082	$1,100	$876	$959
Average Net Assets for the Period (in thousands)	$1,081	$997	$1,095	$885
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.29%	1.33%	1.37%	1.41%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.29%	1.33%	1.37%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.33%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets***	6.64%	6.85%	7.88%	9.83%
Portfolio Turnover Rate	61%	92%	61%^	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 87

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Flexible Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.55	$10.71	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.34	0.35	0.27	0.14
Net gain on investments (both realized and unrealized)	0.45	0.19	0.35	0.45
Total from Investment Operations	0.79	0.54	0.62	0.59
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.36)	(0.27)	(0.14)
Distributions (from capital gains)*	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.49)	(0.70)	(0.33)	(0.14)
Net Asset Value, End of Period	$10.85	$10.55	$10.71	$10.42
Total Return**	7.69%	5.21%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$74,154	$57,799	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$66,641	$60,614	$66,480	$67,591
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.95%	0.95%	0.99%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.94%	0.95%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.95%	0.95%	0.99%
Ratio of Net Investment Income to Average Net Assets***	2.92%	3.31%	3.87%	4.10%
Portfolio Turnover Rate	126%	147%	86%^	215%

Class S Shares

	Janus Global Bond Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.25	0.20
Net gain on investments (both realized and unrealized)	0.23	0.29
Total from Investment Operations	0.48	0.49
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.13)
Distributions (from capital gains)*	(0.08)	–
Total Distributions	(0.35)	(0.13)
Net Asset Value, End of Period	$10.49	$10.36
Total Return**	4.69%	4.96%
Net Assets, End of Period (in thousands)	$915	$875
Average Net Assets for the Period (in thousands)	$895	$851
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.62%	3.84%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.20%	0.86%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	0.86%(4)
Ratio of Net Investment Income to Average Net Assets***	2.33%	2.97%
Portfolio Turnover Rate	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.27% and 1.27%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

88 | JUNE 30, 2012

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus High-Yield Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.15	$8.47	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.61	0.63	0.46	0.27
Net gain/(loss) on investments (both realized and unrealized)	(0.13)	0.68	0.17	0.67
Total from Investment Operations	0.48	1.31	0.63	0.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.61)	(0.63)	(0.45)	(0.27)
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	0.01
Total Distributions and Other	(0.61)	(0.63)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.02	$9.15	$8.47	$8.29
Total Return**	5.57%	15.83%(4)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$6,213	$7,015	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$5,959	$7,079	$6,774	$5,037
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	1.13%	1.12%	1.18%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.11%	1.13%	1.12%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.13%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets***	6.80%	7.05%	8.12%	9.82%
Portfolio Turnover Rate	61%	92%	61%^	97%

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Janus Short-Term Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.05	0.06	0.04	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.02	0.03	0.05
Total from Investment Operations	0.06	0.08	0.07	0.08
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.06)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	–	–
Total Distributions	(0.06)	(0.08)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.08	$3.08	$3.08	$3.06
Total Return**	1.98%	2.74%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$5,127	$5,692	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$5,547	$5,172	$4,928	$2,543
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.08%	1.09%	1.13%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.00%	1.03%	1.05%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.03%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.77%	1.90%	2.20%	2.59%
Portfolio Turnover Rate	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 89

Financial Highlights - Fixed Income Funds  (continued)

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30,	Janus Flexible Bond Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.42	$9.09	$9.45	$9.42
Income from Investment Operations:
Net investment income	0.36	0.38	0.29	0.43	0.42	0.46
Net gain/(loss) on investments (both realized and unrealized)	0.46	0.18	0.34	1.33	(0.36)	0.02
Total from Investment Operations	0.82	0.56	0.63	1.76	0.06	0.48
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.38)	(0.29)	(0.43)	(0.42)	(0.45)
Distributions (from capital gains)*	(0.15)	(0.34)	(0.06)	–	–	–
Total Distributions	(0.51)	(0.72)	(0.35)	(0.43)	(0.42)	(0.45)
Net Asset Value, End of Period	$10.85	$10.54	$10.70	$10.42	$9.09	$9.45
Total Return**	8.06%	5.47%	6.13%	19.74%	0.50%	5.27%
Net Assets, End of Period (in thousands)	$1,286,847	$794,629	$641,811	$1,086,604	$740,543	$759,576
Average Net Assets for the Period (in thousands)	$1,033,338	$727,010	$831,851	$915,900	$855,399	$755,593
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.70%	0.66%	0.73%	0.78%	0.80%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.69%	0.70%	0.66%	0.73%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.70%	0.66%	0.73%	0.77%	0.80%
Ratio of Net Investment Income to Average Net Assets***	3.14%	3.56%	4.19%	4.34%	4.32%	4.81%
Portfolio Turnover Rate	126%	147%	86%^	215%	185%	140%(2)

Class T Shares

	Janus Global Bond Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(3)

Net Asset Value, Beginning of Period	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.31	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.19	0.34
Total from Investment Operations	0.50	0.50
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.15)
Distributions (from capital gains)*	(0.08)	–
Total Distributions	(0.37)	(0.15)
Net Asset Value, End of Period	$10.48	$10.35
Total Return**	4.90%	4.99%
Net Assets, End of Period (in thousands)	$2,317	$8,808
Average Net Assets for the Period (in thousands)	$4,904	$1,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.38%	2.33%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.00%	0.68%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	0.68%(4)
Ratio of Net Investment Income to Average Net Assets***	2.44%	2.92%
Portfolio Turnover Rate	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.01% and 1.01%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

90 | JUNE 30, 2012

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30,	Janus High-Yield Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.28	$6.94	$9.53	$9.69
Income from Investment Operations:
Net investment income	0.63	0.65	0.47	0.93	0.73	0.73
Net gain/(loss) on investments (both realized and unrealized)	(0.13)	0.69	0.17	1.34	(2.59)	(0.16)
Total from Investment Operations	0.50	1.34	0.64	2.27	(1.86)	0.57
Less Distributions and Other:
Dividends (from net investment income)*	(0.63)	(0.66)	(0.47)	(0.93)	(0.73)	(0.73)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.63)	(0.66)	(0.47)	(0.93)	(0.73)	(0.73)
Net Asset Value, End of Period	$9.00	$9.13	$8.45	$8.28	$6.94	$9.53
Total Return**	5.83%	16.14%(3)	7.83%	35.34%	(20.74)%	6.04%
Net Assets, End of Period (in thousands)	$1,269,091	$1,060,678	$707,010	$881,347	$381,290	$591,876
Average Net Assets for the Period (in thousands)	$1,107,108	$875,192	$819,927	$574,291	$510,868	$579,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.88%	0.86%	0.89%	0.90%	0.87%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.86%	0.88%	0.86%	0.89%	0.90%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.88%	0.86%	0.89%	0.89%	0.86%
Ratio of Net Investment Income to Average Net Assets***	7.05%	7.28%	8.42%	12.44%	8.26%	7.54%
Portfolio Turnover Rate	61%	92%	61%^	97%	109%	114%

Class T Shares

For a share outstanding during each fiscal year
ended June 30, the eight-month fiscal period ended
June 30, 2010 and each fiscal year ended	Janus Short-Term Bond Fund
October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$3.09	$3.09	$3.06	$2.87	$2.88	$2.88
Income from Investment Operations:
Net investment income	0.06	0.07	0.05	0.10	0.10	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.02	0.03	0.19	(0.01)	–
Total from Investment Operations	0.07	0.09	0.08	0.29	0.09	0.13
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.07)	(0.05)	(0.10)	(0.10)	(0.13)
Distributions (from capital gains)*	(0.01)	(0.02)	–	–	–	–
Total Distributions	(0.07)	(0.09)	(0.05)	(0.10)	(0.10)	(0.13)
Net Asset Value, End of Period	$3.09	$3.09	$3.09	$3.06	$2.87	$2.88
Total Return**	2.18%	2.99%	2.68%	10.35%	3.24%	4.74%
Net Assets, End of Period (in thousands)	$2,022,283	$1,953,155	$1,956,871	$1,212,465	$231,823	$172,642
Average Net Assets for the Period (in thousands)	$1,915,783	$1,950,013	$1,637,559	$588,441	$193,360	$172,326
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.84%	0.83%	0.87%	0.98%	1.01%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.79%	0.72%	0.65%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.79%	0.72%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets***	1.95%	2.16%	2.44%	3.46%	3.51%	4.63%
Portfolio Turnover Rate	93%	100%	33%^	57%	127%	130%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 91

Statements of Assets and Liabilities - Money Market Funds

As of June 30, 2012	Janus Government	Janus Money
(all numbers in thousands except net asset value per share)	Money Market Fund	Market Fund

Assets:
Investments at cost	$187,471	$1,257,011
Investments at value	$151,071	$838,611
Repurchase agreements(1)	36,400	418,400
Cash	69	170
Receivables:
Fund shares sold	249	1,352
Interest	21	115
Non-interested Trustees’ deferred compensation	3	20
Other assets	–	–
Total Assets	187,813	1,258,668
Liabilities:
Payables:
Fund shares repurchased	111	1,490
Dividends	–	6
Advisory fees	15	103
Administrative services fees	13	75
Non-interested Trustees’ fees and expenses	9	7
Non-interested Trustees’ deferred compensation fees	3	20
Accrued expenses and other payables	32	30
Total Liabilities	183	1,731
Net Assets	$187,630	$1,256,937
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$187,645	$1,256,974
Undistributed net investment loss*	(15)	(36)
Undistributed net realized gain from investment and foreign currency transactions*	–	–
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	–	(1)
Total Net Assets	$187,630	$1,256,937
Net Assets - Class D Shares	$182,311	$1,089,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182,326	1,089,283
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares	$5,319	$167,685
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,319	167,687
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $36,400,000 and $418,400,000 for Janus Government Money Market Fund and Janus Money Market Fund, respectively.

See Notes to Financial Statements.

92 | JUNE 30, 2012

Statements of Operations - Money Market Funds

For the fiscal year ended June 30, 2012	Janus Government	Janus
(all numbers in thousands)	Money Market Fund	Money Market Fund

Investment Income:
Interest	$360	$1,927
Total Investment Income	360	1,927
Expenses:
Advisory fees	388	2,569
Professional fees	39	48
Non-interested Trustees’ fees and expenses	17	69
Administrative services fees - Class D Shares	878	5,223
Administrative services fees - Class T Shares	25	785
Other expenses	–	–
Total Expenses	1,347	8,694
Less: Excess Expense Reimbursement	(993)	(6,826)
Net Expenses after Expense Reimbursement	354	1,868
Net Investment Income	6	59
Net Realized and Unrealized Gain/(Loss) on Investments:
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–	(2)
Net Gain/(Loss) on Investments	–	(2)
Net Increase in Net Assets Resulting from Operations	$6	$57

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 93

Statements of Changes in Net Assets - Money Market Funds

	Janus Government		Janus Money
For each fiscal year ended June 30	Money Market Fund		Market Fund
(all numbers in thousands)	2012	2011	2012	2011

Operations:
Net investment income	$6	$8	$59	$60
Net realized gain from investment and foreign currency transactions	–	2	–	7
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–	1	(2)	6
Net Increase in Net Assets Resulting from Operations	6	11	57	73
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(6)	(11)	(50)	(62)
Class T Shares	–	–	(7)	(13)
Net Realized Gain/(Loss) from Investment Transactions*
Class D Shares	(2)	–	(6)	–
Class T Shares	–	–	(1)	–
Net Decrease from Dividends and Distributions	(8)	(11)	(64)	(75)
Capital Share Transactions:
Shares Sold
Class D Shares	79,886	81,476	623,381	566,926
Class T Shares	5,053	4,889	103,157	94,123
Reinvested Dividends and Distributions
Class D Shares	7	10	52	62
Class T Shares	–	4	4	34
Shares Repurchased
Class D Shares	(86,828)	(103,984)	(639,464)	(698,689)
Class T Shares	(5,466)	(3,607)	(100,027)	(95,908)
Net Decrease from Capital Share Transactions	(7,348)	(21,212)	(12,897)	(133,452)
Net Decrease in Net Assets	(7,350)	(21,212)	(12,904)	(133,454)
Net Assets:
Beginning of period	194,980	216,192	1,269,841	1,403,295
End of period	$187,630	$194,980	$1,256,937	$1,269,841

Undistributed Net Investment Loss*	$(15)	$(16)	$(36)	$(40)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

94 | JUNE 30, 2012

Financial Highlights - Money Market Funds

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended	Janus Government Money Market Fund
June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–
Net gain on investments (both realized and unrealized)	–	–	–
Total from Investment Operations	–	–	–
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$182,311	$189,249	$211,746
Average Net Assets for the Period (in thousands)	$190,180	$199,694	$209,798
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.71%	0.68%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.18%	0.23%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.18%	0.23%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	(0.03)%

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended	Janus Money Market Fund
June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–
Net gain on investments (both realized and unrealized)	–	–	–
Total from Investment Operations	–	–	–
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$1,089,252	$1,105,288	$1,236,987
Average Net Assets for the Period (in thousands)	$1,131,399	$1,148,654	$1,244,263
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.14%	0.22%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.14%	0.22%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.01%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 95

Financial Highlights - Money Market Funds  (continued)

Class T Shares

For a share outstanding during each fiscal year ended June 30,
the eight-month fiscal period ended June 30, 2010 and each	Janus Government Money Market Fund
fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	0.01(2)	–	0.02	0.05
Net gain/(loss) on investments (both realized and unrealized)	–	–	(0.01)(2)	–	–	–
Total from Investment Operations	–	–	–	–	0.02	0.05
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(0.02)	(0.05)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	(0.02)	(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.02%	0.08%	2.46%	4.79%
Net Assets, End of Period (in thousands)	$5,319	$5,731	$4,446	$228,531	$312,248	$188,133
Average Net Assets for the Period (in thousands)	$5,267	$4,596	$100,419	$273,901	$225,293	$177,655
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.74%	0.72%	0.73%	0.72%	0.71%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.18%	0.22%	0.24%	0.55%	0.62%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.18%	0.22%	0.24%	0.55%	0.62%	0.61%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.05%	0.10%	2.33%	4.69%

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30,	Janus Money Market Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	–	–	–	–	–	–
Total from Investment Operations	–	–	–	–	0.03	0.05
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(0.03)	(0.05)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	(0.03)	(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.01%	0.00%	0.18%	2.76%	4.93%
Net Assets, End of Period (in thousands)	$167,685	$164,553	$166,308	$1,517,715	$1,983,438	$1,721,914
Average Net Assets for the Period (in thousands)	$162,966	$163,660	$741,343	$1,785,483	$1,931,685	$1,577,950
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.71%	0.73%	0.71%	0.70%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.14%	0.22%	0.25%	0.54%	0.61%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.14%	0.22%	0.25%	0.54%	0.61%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.20%	2.68%	4.82%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.

See Notes to Financial Statements.

96 | JUNE 30, 2012

Notes to Schedules of Investments

Barclays 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Global Aggregate Corporate Bond Index	The corporate component of the Barclays Global Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper Global Income Funds	Funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

ULC	Unlimited Liability Company

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2012 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Fixed Income
Janus Flexible Bond Fund	$1,083,447,040	20.6%
Janus Global Bond Fund	7,636,588	21.6%
Janus High-Yield Fund	723,192,756	32.9%
Janus Short-Term Bond Fund	511,934,994	16.8%

Janus Fixed Income & Money Market Funds | 97

Notes to Schedules of Investments (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$179,224,653	$–

Bank Loan	–	6,224,333	–

Corporate Bonds	–	2,971,989,115	–

Mortgage-Backed Securities	–	899,454,859	–

U.S. Treasury Notes/Bonds	–	1,012,771,789	–

Money Market	–	116,989,301	–

Total Investments in Securities	$–	$5,186,654,050	$–

Investments in Securities:
Janus Global Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$2,709,855	$–

Corporate Bonds	–	19,512,379	–

Foreign Government Bonds	–	6,449,936	–

Mortgage-Backed Securities	–	5,409,447	–

U.S. Treasury Notes/Bonds	–	418,364	–

Money Market	–	297,000	–

Total Investments in Securities	$–	$34,796,981	$–

Investments in Securities:
Janus High-Yield Fund
Bank Loans	$–	$68,806,162	$–

Corporate Bonds	–	1,923,307,967	–

Preferred Stock	–	13,781,838	–

Money Market	–	166,531,576	–

Total Investments in Securities	$–	$2,172,427,543	$–

Investments in Securities:
Janus Short-Term Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$53,616,094	$–

Bank Loans	–	27,618,137	–

Corporate Bonds	–	1,984,453,447	–

U.S. Treasury Notes/Bonds	–	862,315,031	–

Short-Term Taxable Variable Rate Demand Note	–	1,020,000	–

Money Market	–	81,741,208	–

Total Investments in Securities	$–	$3,010,763,917	$–

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$36,400,000	$–

U.S. Government Agency Notes	–	65,746,164	–

Variable Rate Demand Agency Notes	–	85,325,000	–

Total Investments in Securities	$–	$187,471,164	$–

98 | JUNE 30, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Money Market Fund
Certificates of Deposit	$–	$159,999,891	$–

Commercial Paper	–	182,275,518	–

Repurchase Agreements	–	418,400,000	–

U.S. Government Agency Notes	–	292,830,962	–

Variable Rate Demand Agency Notes	–	203,505,000	–

Total Investments in Securities	$–	$1,257,011,371	$–

Other Financial Instruments(b):
Janus Global Bond Fund	$–	$18,318	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Fund	Aggregate Value

Fixed Income
Janus Global Bond Fund	$11,342,472
Janus High-Yield Fund	18,922,500

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2012.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Fixed Income & Money Market Funds | 99

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Fixed Income Funds”) and Janus Government Money Market Fund and Janus Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Fixed Income Funds and the Money Market Funds (individually, a “Fund” and collectively, the “Funds”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fixed Income Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Fixed Income Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fixed Income Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers only Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares, which commenced May 31, 2012, are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt

100 | JUNE 30, 2012

securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fixed Income Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net

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Notes to Financial Statements (continued)

realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Fixed Income Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices

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for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year. There were no Level 3 securities during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

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Notes to Financial Statements (continued)

2.	Derivative Instruments

The Fixed Income Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fixed Income Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Fixed Income Funds during the fiscal year ended June 30, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Fixed Income Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fixed Income Funds invest in a derivative for speculative purposes, the Fixed Income Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fixed Income Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Fixed Income Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fixed Income Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fixed Income Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fixed Income Fund may require the counterparty to post collateral if the Fixed Income Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount

104 | JUNE 30, 2012

invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Fixed Income Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fixed Income Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fixed Income Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fixed Income Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fixed Income Funds’ custodian.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund

Foreign Exchange Contracts	Forward currency contracts	$53,971	Forward currency contracts	$35,653

Total		$53,971		$35,653

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$(212,594)	$(212,594)

Total	$–	$–	$–	$(212,594)	$(212,594)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$20,844	$20,844

Total	$–	$–	$–	$20,844	$20,844

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Fund’s volumes throughout the period.

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Notes to Financial Statements (continued)

3.	Other investments and strategies

Additional Investment Risk
The Fixed Income Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Fixed Income Funds may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan

106 | JUNE 30, 2012

agreement. When investing in a loan participation, a Fixed Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fixed Income Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fund. The interest rates paid on a floating rate security in which the Fixed Income Funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on a Fund’s operations is unknown.

The Fixed Income Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fixed Income Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fixed Income Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended June 30, 2012 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Fixed Income
Janus Flexible Bond Fund	$30,974,693	2.9400% - 6.2500%
Janus Global Bond Fund	31,332	4.5000%
Janus High-Yield Fund	79,487,442	4.0000% - 11.5000%
Janus Short-Term Bond Fund	68,410,061	1.4888% - 6.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of their investment policies, each Fixed Income Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fixed Income Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fixed Income Funds’ investments. To the extent that a Fixed Income Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or

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Notes to Financial Statements (continued)

conditions affecting that country or region, which could have a negative impact on the Fixed Income Fund’s performance.

Floating Rate Loans
The Fixed Income Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fixed Income Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fixed Income Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fixed Income Fund may pay fees such as facility fees. Such fees may affect the Fixed Income Fund’s return.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. This mortgage-backed securities purchase program ended in 2010. However, the U.S. Treasury has committed to continue its support for Fannie Mae’s and Freddie Mac’s capital as necessary to prevent them having a negative net worth through at least 2012. However, there is no assurance that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure Fannie Mae’s and Freddie Mac’s continued solvency. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

108 | JUNE 30, 2012

Real Estate Investing
The Fixed Income Funds may invest in debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
			Investment
	Average		Advisory
	Daily Net Assets		Fee (%)
Fund	of the Fund		(annual rate)

Fixed Income
Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40
Janus Global Bond Fund	First $	1 Billion	0.60
	Next $	1 Billion	0.55
	Over $	2 Billion	0.50
Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55
Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54
Money Market
Janus Government Money Market Fund		All Asset Levels	0.20
Janus Money Market Fund		All Asset Levels	0.20

Class D Shares and Class T Shares of each Money Market Fund compensate Janus Capital an administration fee at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets. Janus Capital may voluntarily waive and/or reimburse administration fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Money Market Funds will maintain a positive yield.

Janus Fixed Income & Money Market Funds | 109

Notes to Financial Statements (continued)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Fixed Income Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fixed Income Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Fixed Income Funds until at least November 1, 2012 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

110 | JUNE 30, 2012

Expense
Fund	Limit (%)

Fixed Income
Janus Flexible Bond Fund	0.55
Janus Global Bond Fund	0.75
Janus High-Yield Fund	0.78
Janus Short-Term Bond Fund	0.55

For a period of three years subsequent to Janus Global Bond Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 28, 2013. For the fiscal year ended June 30, 2012, total reimbursement by Janus Capital was $131,541 for the Fund. As of June 30, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $304,826.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Fixed Income Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $801,869 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year ended June 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares of Janus Flexible Bond Fund, Janus Global Bond Fund and Janus High-Yield Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$119,441
Janus Global Bond Fund	496
Janus High-Yield Fund	34,141
Janus Short-Term Bond Fund	16,151

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended June 30, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$10,286
Janus High-Yield Fund	243
Janus Short-Term Bond Fund	4,933

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended

Janus Fixed Income & Money Market Funds | 111

Notes to Financial Statements (continued)

June 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$62,146
Janus Global Bond Fund	210
Janus High-Yield Fund	10,331
Janus Short-Term Bond Fund	9,957

During the period, a 2.00% redemption fee was imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus High-Yield Fund held for 90 days or less. This fee was paid to the Fund rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 2, 2012, the 2.00% redemption fee charged by the Fund upon the sale or exchange of Class D Shares, Class I Shares, Class R Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange was eliminated and is no longer being charged by the Funds.

Total redemption fees received by the Fund for the fiscal year ended June 30, 2012 are indicated in the table below:

Fund	Redemption Fee

Fixed Income
Janus High-Yield Fund	$217,415

The Fixed Income Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fixed Income Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended June 30, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Cash Liquidity Fund LLC
Fixed Income
Janus Flexible Bond Fund	$3,486,005,301	$(3,410,763,000)	$204,280	$116,989,301
Janus Global Bond Fund	72,300,285	(73,466,250)	1,305	297,000
Janus High-Yield Fund	1,215,969,797	(1,177,853,000)	143,223	166,531,576
Janus Short-Term Bond Fund	1,777,477,811	(1,817,956,820)	103,096	81,741,208

	$6,551,753,194	$(6,480,039,070)	$451,904	$365,559,085

112 | JUNE 30, 2012

The seed capital investments by Janus Capital or an affiliate as of June 30, 2012 are indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/11	Purchases	Purchases	Redemptions	Redemption	6/30/12

Fixed Income
Janus Flexible Bond Fund - Class N Shares	$–	$10,000	5/31/12	$–	–	$10,000
Janus Global Bond Fund - Class A Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class C Shares	833,334	–	–	–	–	833,334
Janus Global Bond Fund - Class D Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class I Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class S Shares	833,334	–	–	–	–	833,334
Janus Global Bond Fund - Class T Shares	833,333	–	–	–	–	833,333
Janus High-Yield Fund - Class N Shares	–	50,000	5/31/12	–	–	50,000
Janus Short-Term Bond Fund - Class N Shares	–	10,000	5/31/12	–	–	10,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Loss Deferral	Differences	(Depreciation)

Fixed Income
Janus Flexible Bond Fund	$36,196,561	$36,104,966	$–	$–	$(86,674)	$169,752,175
Janus Global Bond Fund	414,137	–	–	(38,186)	500	355,801
Janus High-Yield Fund	134,604	–	(21,279,803)	(4,658,545)	(36,141)	69,080,355
Janus Short-Term Bond Fund	2,356,780	8,345,665	–	–	(50,253)	31,109,782
Money Market
Janus Government Money Market Fund	–	–	–	–	–	–
Janus Money Market Fund	–	–	–	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during these years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these carryovers.

Capital Loss Carryover Schedule
For the fiscal year ended June 30, 2012

		No Expiration		Accumulated
Fund	June 30, 2017	Short-Term	Long-Term	Capital Losses

Fixed Income
Janus High-Yield Fund	$(9,550,597)	$(11,729,206)	$–	$(21,279,803)

Janus Fixed Income & Money Market Funds | 113

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Fixed Income
Janus Flexible Bond Fund	$5,016,901,875	$175,490,632	$(5,738,457)
Janus Global Bond Fund	34,441,180	797,203	(441,402)
Janus High-Yield Fund	2,103,347,188	91,257,005	(22,176,650)
Janus Short-Term Bond Fund	2,979,654,135	32,803,674	(1,693,892)
Money Market
Janus Government Money Market Fund	187,471,164	–	–
Janus Money Market Fund	1,257,011,371	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Fixed Income
Janus Flexible Bond Fund	$158,841,026	$48,540,213	$–	$–
Janus Global Bond Fund	1,179,595	29,065	–	–
Janus High-Yield Fund	137,735,074	–	–	–
Janus Short-Term Bond Fund	59,025,940	5,577,239	–	–
Money Market
Janus Government Money Market Fund	7,991	–	–	–
Janus Money Market Fund	63,586	–	–	–

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Fixed Income
Janus Flexible Bond Fund	$191,705,795	$25,219,727	$–	$–
Janus Global Bond Fund	216,842	–	–	–
Janus High-Yield Fund	114,037,517	–	–	–
Janus Short-Term Bond Fund	74,787,506	6,654,324	–	–
Money Market
Janus Government Money Market Fund	10,522	–	–	–
Janus Money Market Fund	75,464	–	–	–

114 | JUNE 30, 2012

6.	Capital Share Transactions

For the fiscal year ended June 30, 2012 and the fiscal year or period ended	Janus Flexible		Janus Global
June 30, 2011 (all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2012	2011	2012	2011(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	37,728	22,145	428	114
Reinvested dividends and distributions	2,180	2,146	12	1
Shares repurchased	(13,593)	(16,568)	(67)	–
Net Increase/(Decrease) in Fund Shares	26,315	7,723	373	115
Shares Outstanding, Beginning of Period	38,005	30,282	115	–
Shares Outstanding, End of Period	64,320	38,005	488	115
Transactions in Fund Shares – Class C Shares:
Shares sold	18,903	10,865	93	124
Reinvested dividends and distributions	855	900	4	1
Shares repurchased	(5,984)	(8,423)	(42)	–
Net Increase/(Decrease) in Fund Shares	13,774	3,342	55	125
Shares Outstanding, Beginning of Period	25,471	22,129	125	–
Shares Outstanding, End of Period	39,245	25,471	180	125
Transactions in Fund Shares – Class D Shares:
Shares sold	17,640	15,249	1,331	515
Reinvested dividends and distributions	3,239	4,203	37	3
Shares repurchased	(12,010)	(16,546)	(861)	(47)
Net Increase/(Decrease) in Fund Shares	8,869	2,906	507	471
Shares Outstanding, Beginning of Period	65,110	62,204	471	–
Shares Outstanding, End of Period	73,979	65,110	978	471
Transactions in Fund Shares – Class I Shares:
Shares sold	97,752	68,920	526	1,049
Reinvested dividends and distributions	6,208	6,062	45	12
Shares repurchased	(64,699)	(30,047)	(168)	(49)
Net Increase/(Decrease) in Fund Shares	39,261	44,935	403	1,012
Shares Outstanding, Beginning of Period	116,676	71,741	1,012	–
Shares Outstanding, End of Period	155,937	116,676	1,415	1,012
Transactions in Fund Shares – Class N Shares(2):
Shares sold	23,688	N/A	N/A	N/A
Reinvested dividends and distributions	50	N/A	N/A	N/A
Shares repurchased	(362)	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	23,376	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	23,376	N/A	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	2,108	840	N/A	N/A
Reinvested dividends and distributions	45	43	N/A	N/A
Shares repurchased	(646)	(496)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1,507	387	N/A	N/A
Shares Outstanding, Beginning of Period	909	522	N/A	N/A
Shares Outstanding, End of Period	2,416	909	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	3,686	2,507	–	83
Reinvested dividends and distributions	285	366	3	1
Shares repurchased	(2,619)	(3,141)	–	–
Net Increase/(Decrease) in Fund Shares	1,352	(268)	3	84
Shares Outstanding, Beginning of Period	5,481	5,749	84	–
Shares Outstanding, End of Period	6,833	5,481	87	84

Janus Fixed Income & Money Market Funds | 115

Notes to Financial Statements (continued)

For the fiscal year ended June 30, 2012 and the fiscal year or period ended	Janus Flexible		Janus Global
June 30, 2011 (all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2012	2011	2012	2011(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	65,547	45,603	185	849
Reinvested dividends and distributions	4,605	4,609	14	3
Shares repurchased	(26,888)	(34,816)	(829)	(1)
Net Increase/(Decrease) in Fund Shares	43,264	15,396	(630)	851
Shares Outstanding, Beginning of Period	75,364	59,968	851	–
Shares Outstanding, End of Period	118,628	75,364	221	851

(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Transactions in Fund Shares for Class N Shares are for the period from May 31, 2012 (inception date) to June 30, 2012.

116 | JUNE 30, 2012

	Janus		Janus
	High-Yield		Short-Term
For the fiscal years ended June 30 (all numbers in thousands)	Fund		Bond Fund
Fixed Income	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	19,541	11,097	66,759	111,075
Reinvested dividends and distributions	1,588	973	2,582	1,297
Shares repurchased	(10,422)	(6,146)	(53,557)	(30,021)
Net Increase/(Decrease) in Fund Shares	10,707	5,924	15,784	82,351
Shares Outstanding, Beginning of Period	18,836	12,912	121,590	39,239
Shares Outstanding, End of Period	29,543	18,836	137,374	121,590
Transactions in Fund Shares – Class C Shares:
Shares sold	2,141	2,682	10,564	10,034
Reinvested dividends and distributions	426	414	258	356
Shares repurchased	(2,452)	(2,609)	(9,082)	(7,943)
Net Increase/(Decrease) in Fund Shares	115	487	1,740	2,447
Shares Outstanding, Beginning of Period	8,590	8,103	22,880	20,433
Shares Outstanding, End of Period	8,705	8,590	24,620	22,880
Transactions in Fund Shares – Class D Shares:
Shares sold	6,578	9,132	14,440	17,815
Reinvested dividends and distributions	2,147	2,004	1,495	2,149
Shares repurchased	(6,940)	(5,762)	(16,877)	(25,275)
Net Increase/(Decrease) in Fund Shares	1,785	5,374	(942)	(5,311)
Shares Outstanding, Beginning of Period	34,726	29,352	68,159	73,470
Shares Outstanding, End of Period	36,511	34,726	67,217	68,159
Transactions in Fund Shares – Class I Shares:
Shares sold	29,871	22,048	70,814	167,595
Reinvested dividends and distributions	1,594	1,298	2,153	2,440
Shares repurchased	(23,821)	(12,833)	(159,874)	(49,214)
Net Increase/(Decrease) in Fund Shares	7,644	10,513	(86,907)	120,821
Shares Outstanding, Beginning of Period	19,155	8,642	176,281	55,460
Shares Outstanding, End of Period	26,799	19,155	89,374	176,281
Transactions in Fund Shares – Class N Shares(1):
Shares sold	490	N/A	11,424	N/A
Reinvested dividends and distributions	2	N/A	13	N/A
Shares repurchased	(5)	N/A	(300)	N/A
Net Increase/(Decrease) in Fund Shares	487	N/A	11,137	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A
Shares Outstanding, End of Period	487	N/A	11,137	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	76	56	N/A	N/A
Reinvested dividends and distributions	6	7	N/A	N/A
Shares repurchased	(83)	(46)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(1)	17	N/A	N/A
Shares Outstanding, Beginning of Period	121	104	N/A	N/A
Shares Outstanding, End of Period	120	121	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	197	287	369	1,012
Reinvested dividends and distributions	45	55	36	44
Shares repurchased	(320)	(326)	(586)	(878)
Net Increase/(Decrease) in Fund Shares	(78)	16	(181)	178
Shares Outstanding, Beginning of Period	767	751	1,847	1,669
Shares Outstanding, End of Period	689	767	1,666	1,847

Janus Fixed Income & Money Market Funds | 117

Notes to Financial Statements (continued)

	Janus		Janus
	High-Yield		Short-Term
For the fiscal years ended June 30 (all numbers in thousands)	Fund		Bond Fund
Fixed Income	2012	2011	2012	2011

Transactions in Fund Shares – Class T Shares:
Shares sold	57,266	53,808	254,050	306,798
Reinvested dividends and distributions	8,737	6,835	13,207	18,345
Shares repurchased	(41,223)	(28,170)	(244,131)	(326,058)
Net Increase/(Decrease) in Fund Shares	24,780	32,473	23,126	(915)
Shares Outstanding, Beginning of Period	116,165	83,692	632,065	632,980
Shares Outstanding, End of Period	140,945	116,165	655,191	632,065

(1)	Transactions in Fund Shares for Class N Shares are for the period from May 31, 2012 (inception date) to June 30, 2012.

118 | JUNE 30, 2012

	Janus Government
For the fiscal years ended June 30 (all numbers in thousands)	Money Market Fund		Janus Money Market Fund
Money Market	2012	2011	2012	2011

Transactions in Fund Shares – Class D Shares:
Shares sold	79,885	81,476	623,381	566,928
Reinvested dividends and distributions	7	10	53	62
Shares repurchased	(86,828)	(103,984)	(639,464)	(698,689)
Net Increase/(Decrease) in Fund Shares	(6,936)	(22,498)	(16,030)	(131,699)
Shares Outstanding, Beginning of Period	189,262	211,760	1,105,313	1,237,012
Shares Outstanding, End of Period	182,326	189,262	1,089,283	1,105,313
Transactions in Fund Shares – Class T Shares:
Shares sold	5,053	4,893	103,157	94,195
Reinvested dividends and distributions	–	4	4	34
Shares repurchased	(5,466)	(3,607)	(100,027)	(95,908)
Net Increase/(Decrease) in Fund Shares	(413)	1,290	3,134	(1,679)
Shares Outstanding, Beginning of Period	5,732	4,442	164,553	166,232
Shares Outstanding, End of Period	5,319	5,732	167,687	164,553

7.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Fixed Income
Janus Flexible Bond Fund	$3,998,186,217	$2,697,840,547	$2,837,525,506	$2,561,370,681
Janus Global Bond Fund	58,715,013	45,692,301	21,962,841	27,376,287
Janus High-Yield Fund	1,460,017,079	1,124,575,003	–	–
Janus Short-Term Bond Fund	1,492,137,070	1,760,745,083	1,195,748,461	993,642,028

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Fixed Income & Money Market Funds | 119

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Government Money Market Fund, and Janus Money Market Fund (six of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2012 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2012

120 | JUNE 30, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Fixed Income & Money Market Funds | 121

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting

122 | JUNE 30, 2012

period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund.

Janus Fixed Income & Money Market Funds | 123

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

124 | JUNE 30, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended June 30, 2012:

Capital Gain Distributions

Fund

Fixed Income
Janus Flexible Bond Fund	$48,540,213
Janus Global Bond Fund	29,065
Janus Short-Term Bond Fund	5,577,239

Janus Fixed Income & Money Market Funds | 125

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

126 | JUNE 30, 2012

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008 - 2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Fixed Income & Money Market Funds | 127

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital
(Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

128 | JUNE 30, 2012

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	5/11-Present	Formerly, Portfolio Manager for ING (2000-2011).

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and
Co-Portfolio Manager
Janus High-Yield Fund

Executive Vice President and
Co-Portfolio Manager
Janus Flexible Bond Fund

Executive Vice President and
Co-Portfolio Manager
Janus Short-Term Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus Global Bond Fund
		12/03-Present 5/07-Present 7/10-Present 12/10-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Money Market Fund	9/09-Present 9/09-Present	Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and
Co-Portfolio Manager
Janus Flexible Bond Fund

Executive Vice President and
Co-Portfolio Manager
Janus Short-Term Bond Fund

Executive Vice President and
Co-Portfolio Manager
Janus High-Yield Fund

Executive Vice President and
Co-Portfolio Manager
	Janus Global Bond Fund	5/07-Present 5/07-Present 7/08-Present 12/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Fixed Income & Money Market Funds | 129

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

130 | JUNE 30, 2012

Notes

Janus Fixed Income & Money Market Funds | 131

Notes

132 | JUNE 30, 2012

Notes

Janus Fixed Income & Money Market Funds | 133

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0712-008	125-02-93004 08-12

ANNUAL REPORT

June 30, 2012

Janus Mathematical Funds

INTECH Global Dividend Fund
INTECH International Fund
(formerly named INTECH Risk-Managed International Fund)
INTECH U.S. Core Fund
(formerly named INTECH Risk-Managed Core Fund)
INTECH U.S. Growth Fund
(formerly named INTECH Risk-Managed Growth Fund)
INTECH U.S. Value Fund
(formerly named INTECH Risk-Managed Value Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Mathematical Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Useful Information About Your Fund Report (unaudited)

Market Perspective and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ investment personnel in the Management Commentaries are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could their opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2012 (until at least November 1, 2013 for INTECH Global Dividend Fund). Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

Janus Mathematical Funds | 1

(Continued) (unaudited)

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | JUNE 30, 2012

INTECH Global Dividend Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the since inception period of December 15, 2011 to June 30, 2012, INTECH Global Dividend Fund’s Class I Shares returned 5.80%. This compares to the 9.66% return posted by the MSCI World Index, the Fund’s primary benchmark, for the same time period. The Fund’s secondary benchmark, the MSCI World High Dividend Yield Index, returned 7.29%.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital and income.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will implement changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH Global Dividend Fund.

Janus Mathematical Funds | 3

INTECH Global Dividend Fund (unaudited)

INTECH Global Dividend Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Philip Morris International, Inc. Tobacco	2.7%
Lorillard, Inc. Tobacco	2.1%
Reynolds American, Inc. Tobacco	1.9%
McDonald’s Corp. Retail – Restaurants	1.7%
Lockheed Martin Corp. Aerospace and Defense	1.6%

10.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

4 | JUNE 30, 2012

(unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2012		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

INTECH Global Dividend Fund – Class A Shares

NAV	5.70%	1.68%	0.77%

MOP	–0.38%

INTECH Global Dividend Fund- Class C Shares

NAV	5.36%	2.45%	1.52%

CDSC	4.32%

INTECH Global Dividend Fund – Class D Shares(1)	5.60%	1.49%	0.66%

INTECH Global Dividend Fund – Class I Shares	5.80%	1.40%	0.52%

INTECH Global Dividend Fund – Class S Shares	5.60%	1.83%	1.02%

INTECH Global Dividend Fund – Class T Shares	5.70%	1.58%	0.77%

Morgan Stanley Capital International World IndexSM	9.66%

Morgan Stanley Capital International World High Dividend Yield Index	7.29%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

See important disclosures on the next page.

Janus Mathematical Funds | 5

INTECH Global Dividend Fund (unaudited)

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

For a period of three years subsequent to the effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

6 | JUNE 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,025.10	$5.14

Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,021.70	$8.80

Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,024.10	$6.69

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,027.00	$3.73

Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,024.10	$6.44

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,025.10	$5.19

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17

†	Actual expenses are equal to the annualized expense ratio of 1.02% for Class A Shares, 1.75% for Class C Shares, 1.33% for Class D Shares, 0.74% for Class I Shares, 1.28% for Class S Shares and 1.03% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Mathematical Funds | 7

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Common Stock – 99.0%
Aerospace and Defense – 2.7%
2,323	BAE Systems PLC	$10,511
1,500	Lockheed Martin Corp.	130,620
100	Northrop Grumman Corp.	6,379
1,200	Raytheon Co.	67,908
		215,418
Aerospace and Defense – Equipment – 0.1%
262	Elbit Systems, Ltd.	9,077
Airlines – 0.1%
5,000	Cathay Pacific Airways, Ltd.	8,088
Appliances – 1.3%
3,093	Electrolux A.B.	61,780
700	Whirlpool Corp.	42,812
		104,592
Athletic Footwear – 0.1%
2,000	Yue Yuen Industrial Holdings, Ltd.	6,296
Automotive – Cars and Light Trucks – 0.3%
591	Daimler A.G.	26,575
Automotive – Medium and Heavy Duty Trucks – 0.1%
663	Scania A.B.	11,389
Beverages – Non-Alcoholic – 0.4%
1,706	Coca-Cola Amatil, Ltd.	23,427
326	Coca-Cola Hellenic Bottling Co. S.A.	5,782
		29,209
Building – Heavy Construction – 0.7%
361	ACS Actividades de Construccion y Servicios S.A.	7,738
417	Aker Solutions A.S.A.	5,940
4,000	Cheung Kong Infrastructure Holdings, Ltd.	24,097
466	Skanska A.B. – Class B	7,150
173	Vinci S.A.	8,096
		53,021
Building and Construction – Miscellaneous – 0.7%
1,959	Balfour Beatty PLC	9,175
249	Bouygues S.A.	6,709
3,058	Ferrovial S.A.	34,474
186	Koninklijke Boskalis Westminster N.V.	6,137
		56,495
Building and Construction Products – Miscellaneous – 0.3%
123	Cie de Saint-Gobain	4,551
82	Geberit A.G.	16,181
		20,732
Building Products – Cement and Aggregate – 1.1%
4,457	CRH PLC	85,672
Building Products – Doors and Windows – 0.1%
1,000	Asahi Glass Co., Ltd.	6,732
Cable/Satellite Television – 0.2%
400	Cablevision Systems Corp. – Class A	5,316
700	Shaw Communications, Inc. – Class B	13,232
		18,548
Casino Hotels – 0.1%
3,690	SKYCITY Entertainment Group, Ltd.	10,072
Casino Services – 0.3%
500	Sankyo Co., Ltd.	24,400
Cellular Telecommunications – 0.6%
366	Mobistar S.A.	12,516
4	NTT DoCoMo, Inc.	6,658
300	Rogers Communications, Inc. – Class B	10,879
6,173	Vodafone Group PLC	17,341
		47,394
Chemicals – Diversified – 0.7%
109	Akzo Nobel N.V.	5,126
326	BASF S.E.	22,650
100	E.I. du Pont de Nemours & Co.	5,057
1,088	Israel Chemicals, Ltd.	12,026
1,000	Kaneka Corp.	5,534
118	Koninklijke DSM N.V.	5,821
47	Wacker Chemie A.G.	3,230
		59,444
Chemicals – Specialty – 0.1%
99	Lonza Group A.G.	4,124
Commercial Banks – 8.2%
3,000	Aozora Bank, Ltd.	7,162
1,227	Banco Bilbao Vizcaya Argentaria S.A.	8,842
4,289	Banco de Sabadell S.A.	8,370
2,373	Banco Santander S.A.	15,846
200	Bank of Montreal	11,055
100	Bank of Nova Scotia	5,182
2,411	Bendigo and Adelaide Bank, Ltd.	18,374
16,000	BOC Hong Kong Holdings, Ltd.	49,138
2,652	CaixaBank	8,673
100	Canadian Imperial Bank of Commerce	7,040
218	Commonwealth Bank of Australia	11,928
4,000	DBS Group Holdings, Ltd.	44,164
700	Hang Seng Bank, Ltd.	9,594
400	M&T Bank Corp.	33,028
500	National Bank of Canada	35,749
1,000	Oversea-Chinese Banking Corp., Ltd.	6,988
272	Raiffeisen Bank International A.G.	8,907
2,000	Resona Holdings, Inc.	8,256
1,900	Royal Bank of Canada	97,371
3,100	Sumitomo Mitsui Financial Group, Inc.	102,285
4,000	Sumitomo Mitsui Trust Holdings, Inc.	11,952
2,214	Svenska Handelsbanken A.B. – Class A	73,012
600	Toronto-Dominion Bank	46,972
1,000	United Overseas Bank, Ltd.	14,865
568	Westpac Banking Corp.	12,354
		657,107
Commercial Services – Finance – 1.0%
3,200	H&R Block, Inc.	51,136
1,000	Paychex, Inc.	31,410
		82,546
Consumer Products – Miscellaneous – 1.0%
100	Clorox Co.	7,246
4,014	Husqvarna A.B. – Class B	19,010
600	Kimberly-Clark Corp.	50,262
		76,518
Containers – Paper and Plastic – 0.2%
2,120	Amcor, Ltd.	15,447
Cosmetics and Toiletries – 0.1%
500	Avon Products, Inc.	8,105

See Notes to Schedules of Investments and Financial Statements.

8 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Distribution/Wholesale – 0.8%
1,000	Genuine Parts Co.	$60,250
Diversified Financial Services – 0.1%
1,346	Investec PLC	7,856
Diversified Minerals – 0.5%
916	BHP Billiton PLC	26,154
1,009	Iluka Resources, Ltd.	11,821
		37,975
Diversified Operations – 2.9%
900	Eaton Corp.	35,667
8,000	Keppel Corp., Ltd.	65,571
900	Leggett & Platt, Inc.	19,017
11,000	NWS Holdings, Ltd.	16,018
380	Siemens A.G.	31,937
1,500	Swire Pacific, Ltd. – Class A	17,497
1,295	Wartsila Oyj Abp	42,562
		228,269
Diversified Operations – Commercial Services – 0.3%
4,204	Brambles, Ltd.	26,659
Electric – Distribution – 0.1%
492	AGL Energy, Ltd.	7,460
Electric – Generation – 0.2%
600	Electric Power Development Co., Ltd.	15,738
Electric – Integrated – 9.5%
300	Alliant Energy Corp.	13,671
300	American Electric Power Co., Inc.	11,970
2,000	CLP Holdings, Ltd.	17,012
500	CMS Energy Corp.	11,750
200	Consolidated Edison, Inc.	12,438
200	Dominion Resources, Inc.	10,800
900	DTE Energy Co.	53,397
1,100	Duke Energy Corp.	25,366
3,630	Energias de Portugal S.A.	8,574
500	Entergy Corp.	33,945
400	FirstEnergy Corp.	19,676
200	Fortis, Inc.	6,345
401	Fortum Oyj	7,618
437	GDF Suez	10,425
2,312	Iberdrola S.A.	10,945
400	Integrys Energy Group, Inc.	22,748
500	NextEra Energy, Inc.	34,405
462	Northeast Utilities	17,930
1,042	Origin Energy, Ltd.	13,104
1,100	Pepco Holdings, Inc.	21,527
200	PG&E Corp.	9,054
800	Pinnacle West Capital Corp.	41,392
1,500	Power Assets Holdings, Ltd.	11,263
1,400	PPL Corp.	38,934
900	Public Service Enterprise Group, Inc.	29,250
1,100	SCANA Corp.	52,624
1,300	Southern Co.	60,190
2,740	SSE PLC	59,727
1,000	TransAlta Corp.	16,948
1,600	Wisconsin Energy Corp.	63,312
600	Xcel Energy, Inc.	17,046
		763,386
Electric – Transmission – 0.3%
195	Red Electrica Corp. S.A.	8,503
3,585	Terna Rete Elettrica Nazionale SpA	12,915
		21,418
Electronic Components – Semiconductors – 1.0%
1,100	Microchip Technology, Inc.	36,388
7,624	STMicroelectronics N.V.	41,922
		78,310
Engineering – Research and Development Services – 0.7%
1,245	ABB, Ltd.	20,326
8,000	SembCorp Industries, Ltd.	32,715
205	WorleyParsons, Ltd.	5,324
		58,365
Enterprise Software/Services – 0.5%
600	CA, Inc.	16,254
1,000	Nomura Research Institute, Ltd.	22,044
		38,298
Finance – Credit Card – 0.2%
1,000	Aeon Credit Service Co., Ltd.	18,547
Finance – Investment Bankers/Brokers – 0.1%
1,338	ICAP PLC	7,083
Finance – Other Services – 1.0%
315	ASX, Ltd.	9,661
700	Deutsche Boerse A.G.	37,775
300	NYSE Euronext	7,674
2,000	Singapore Exchange, Ltd.	10,043
400	TMX Group, Inc.	18,235
		83,388
Food – Miscellaneous/Diversified – 1.6%
200	Campbell Soup Co.	6,676
1,200	ConAgra Foods, Inc.	31,116
100	General Mills, Inc.	3,854
200	H.J. Heinz Co.	10,876
100	Kellogg Co.	4,933
800	Kraft Foods, Inc. – Class A	30,896
371	Nestle S.A.	22,139
217	Unilever N.V.	7,262
301	Unilever PLC	10,115
		127,867
Food – Retail – 1.0%
142	Casino Guichard Perrachon S.A.	12,467
117	Delhaize Group S.A.	4,285
1,726	J. Sainsbury PLC	8,174
1,159	Koninklijke Ahold N.V.	14,359
524	Metro A.G.	15,283
1,049	Tesco PLC	5,098
2,921	WM Morrison Supermarkets PLC	12,189
311	Woolworths, Ltd.	8,552
		80,407
Food – Wholesale/Distribution – 0.5%
5,247	Metcash, Ltd.	18,158
700	Sysco Corp.	20,867
		39,025
Gas – Transportation – 3.5%
600	CenterPoint Energy, Inc.	12,402
8,764	Centrica PLC	43,683

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 9

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Gas – Transportation – (continued)

560	Enagas S.A.	$10,217
2,644	Gas Natural SDG S.A.	33,959
3,539	National Grid PLC	37,453
2,900	NiSource, Inc.	71,775
600	Sempra Energy	41,328
6,965	Snam SpA	31,045
		281,862
Human Resources – 0.3%
296	Adecco S.A.	13,177
421	Randstad Holding N.V.	12,431
		25,608
Import/Export – 3.3%
4,100	ITOCHU Corp.	43,032
12,000	Marubeni Corp.	79,884
2,300	Mitsubishi Corp.	46,454
1,000	Mitsui & Co., Ltd.	14,839
5,700	Sumitomo Corp.	79,761
		263,970
Insurance Brokers – 0.2%
500	Willis Group Holdings PLC	18,245
Investment Companies – 0.3%
406	Investor A.B. – Class B	7,771
638	Kinnevik Investment A.B. – Class B	12,819
		20,590
Investment Management and Advisory Services – 0.7%
2,532	Aberdeen Asset Management PLC	10,310
1,600	CI Financial Corp.	34,710
200	IGM Financial, Inc.	7,868
		52,888
Life and Health Insurance – 2.5%
2,800	Great-West Lifeco, Inc.	60,715
10,234	Legal & General Group PLC	20,517
400	Power Corp. of Canada	9,401
1,700	Power Financial Corp.	42,508
4,049	Prudential PLC	46,906
3,664	Standard Life PLC	13,435
75	Swiss Life Holding A.G.	7,080
		200,562
Lottery Services – 0.5%
13,492	Tatts Group, Ltd.	36,363
Machinery – Construction and Mining – 0.1%
618	Atlas Copco A.B. – Class B	11,821
Machinery – General Industrial – 0.3%
410	Metso Oyj	14,193
620	Zardoya Otis S.A.	6,898
		21,091
Medical – Drugs – 8.8%
900	Abbott Laboratories	58,023
200	Astellas Pharma, Inc.	8,738
216	AstraZeneca PLC	9,653
3,000	Bristol-Myers Squibb Co.	107,850
800	Eisai Co., Ltd.	35,130
700	Eli Lilly & Co.	30,037
2,071	GlaxoSmithKline PLC	46,954
100	Johnson & Johnson	6,756
1,700	Merck & Co., Inc.	70,975
278	Novartis A.G.	15,512
600	Ono Pharmaceutical Co., Ltd.	37,746
650	Orion Oyj – Class B	12,329
5,400	Pfizer, Inc.	124,200
435	Roche Holding A.G.	75,121
664	Sanofi	50,344
500	Shionogi & Co., Ltd.	6,800
200	Takeda Pharmaceutical Co., Ltd.	9,078
		705,246
Medical Products – 0.2%
281	Cochlear, Ltd.	19,027
Metal – Diversified – 0.4%
2,218	Boliden A.B.	31,038
Metal – Iron – 0.1%
100	Cliffs Natural Resources, Inc.	4,929
Mining Services – 0.1%
244	Orica, Ltd.	6,209
MRI and Medical Diagnostic Imaging Center – 0.1%
764	Sonic Healthcare, Ltd.	9,961
Multi-Line Insurance – 1.4%
74	Allianz S.E.	7,440
1,400	Cincinnati Financial Corp.	53,298
4,805	Mapfre S.A.	9,793
339	Sampo Oyj – Class A	8,811
137	Zurich Financial Services A.G.	30,921
		110,263
Multimedia – 0.3%
317	Lagardere S.C.A.	8,849
712	Pearson PLC	14,139
		22,988
Non-Hazardous Waste Disposal – 0.1%
200	Waste Management, Inc.	6,680
Office Automation and Equipment – 0.1%
800	Pitney Bowes, Inc.	11,976
Oil – Field Services – 0.3%
414	Fugro N.V.	25,153
Oil and Gas Drilling – 1.5%
3,464	Seadrill, Ltd.	123,726
Oil Companies – Exploration and Production – 0.1%
200	Vermilion Energy, Inc.	9,033
Oil Companies – Integrated – 1.8%
100	Chevron Corp.	10,550
500	ConocoPhillips	27,940
300	Husky Energy, Inc.	7,501
191	OMV A.G.	5,995
777	Repsol YPF S.A.	12,491
223	Royal Dutch Shell PLC – Class A	7,511
408	Royal Dutch Shell PLC – Class B	14,237
2,059	Statoil A.S.A.	49,259
209	Total S.A.	9,431
		144,915

See Notes to Schedules of Investments and Financial Statements.

10 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Oil Refining and Marketing – 0.2%
1,000	JX Holdings, Inc.	$5,138
1,000	TonenGeneral Sekiyu K.K.	8,878
		14,016
Paper and Related Products – 0.1%
200	MeadWestvaco Corp.	5,750
Pipelines – 1.3%
3,200	Spectra Energy Corp.	92,992
300	TransCanada Corp.	12,577
		105,569
Printing – Commercial – 0.1%
1,000	Toppan Printing Co., Ltd.	6,686
Property and Casualty Insurance – 0.8%
2,516	Admiral Group PLC	47,051
1,666	Gjensidige Forsikring A.S.A.	19,393
		66,444
Public Thoroughfares – 0.3%
977	Abertis Infraestucturas S.A.	13,226
646	Atlantia SpA	8,250
		21,476
Publishing – Newspapers – 0.2%
4,000	Singapore Press Holdings, Ltd.	12,355
Publishing – Periodicals – 0.3%
164	Axel Springer A.G.	7,051
847	Reed Elsevier PLC	6,794
403	Wolters Kluwer N.V.	6,414
		20,259
Real Estate Management/Services – 0.1%
101	Swiss Prime Site A.G.	8,433
Real Estate Operating/Development – 1.6%
400	Brookfield Office Properties, Inc.	7,003
100	Daito Trust Construction Co., Ltd.	9,488
4,500	Hopewell Holdings, Ltd.	12,874
9,000	Keppel Land, Ltd.	23,139
32,000	New World Development Co., Ltd.	37,780
26,000	Sino Land Co., Ltd.	39,468
		129,752
Reinsurance – 1.5%
217	Hannover Rueckversicherung A.G.	12,883
397	Muenchener Rueckversicherungs A.G.	56,004
393	SCOR S.E.	9,533
701	Swiss Re A.G.	44,055
		122,475
Retail – Apparel and Shoe – 0.2%
483	Hennes & Mauritz A.B. – Class B	17,372
Retail – Convenience Stores – 0.4%
500	Lawson, Inc.	34,988
Retail – Discount – 0.1%
4,449	Harvey Norman Holdings, Ltd.	8,959
Retail – Major Department Stores – 0.9%
13,905	Marks & Spencer Group PLC	71,075
Retail – Restaurants – 1.8%
1,146	Autogrill SpA	10,406
1,500	McDonald’s Corp.	132,795
		143,201
Rubber – Tires – 0.1%
121	Cie Generale des Etablissements Michelin	7,913
Satellite Telecommunications – 0.2%
1,169	Inmarsat PLC	8,991
317	SES S.A. (FDR)	7,495
		16,486
Savings/Loan/Thrifts – 0.3%
2,100	Hudson City Bancorp, Inc.	13,377
900	New York Community Bancorp, Inc.	11,277
		24,654
Semiconductor Components/Integrated Circuits – 0.1%
200	Linear Technology Corp.	6,266
Shipbuilding – 0.4%
42,000	Yangzijiang Shipbuilding Holdings, Ltd.	33,707
Silver Mining – 0.2%
613	Fresnillo PLC	14,066
Soap and Cleaning Preparations – 0.5%
783	Reckitt Benckiser Group PLC	41,290
Steel – Producers – 0.1%
300	Nucor Corp.	11,370
Telecommunication Services – 3.0%
1,000	BCE, Inc.	41,246
700	Bell Aliant, Inc.	17,559
73,000	PCCW, Ltd.	26,819
15,000	Singapore Telecommunications, Ltd.	39,233
9,000	StarHub, Ltd.	24,410
1,170	Tele2 A.B. – Class B	18,141
508	Telenor A.S.A.	8,476
100	TELUS Corp.	6,007
1,000	TELUS Corp. – Non Vote	58,528
		240,419
Telephone – Integrated – 4.2%
400	AT&T, Inc.	14,264
581	Belgacom S.A.	16,504
14,082	Bezeq Israeli Telecommunication Corp., Ltd.	14,919
900	CenturyLink, Inc.	35,541
1,012	Elisa Oyj	20,372
1,416	France Telecom S.A.	18,631
1,441	Koninklijke KPN N.V.	13,796
300	Nippon Telegraph & Telephone Corp.	13,941
60	Swisscom A.G.	24,129
1,090	TDC A/S	7,578
1,163	Telefonica S.A.	15,341
1,322	TeliaSonera A.B.	8,461
27,190	Telstra Corp., Ltd.	103,013
400	Verizon Communications, Inc.	17,776
1,500	Windstream Corp.	14,490
		338,756
Tobacco – 9.3%
2,239	British American Tobacco PLC	113,943
2,467	Imperial Tobacco Group PLC	94,908
1,300	Lorillard, Inc.	171,535

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 11

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Tobacco – (continued)

2,500	Philip Morris International, Inc.	$218,150
3,300	Reynolds American, Inc.	148,071
		746,607
Toys – 0.5%
300	Hasbro, Inc.	10,161
1,000	Mattel, Inc.	32,440
		42,601
Transportation – Services – 0.6%
6,000	ComfortDelGro Corp., Ltd.	7,354
9,543	Toll Holdings, Ltd.	39,178
		46,532
Travel Services – 0.1%
3,716	Tui Travel PLC	9,915
Water – 0.4%
926	Severn Trent PLC	23,980
661	Suez Environment Co.	7,114
		31,094
Wireless Equipment – 0.3%
2,282	Telefonaktiebolaget L.M. Ericsson – Class B	20,831

Total Common Stock (cost $7,757,523)		7,922,763

Preferred Stock – 0.6%
Automotive – Cars and Light Trucks – 0.1%
111	Bayerische Motoren Werke A.G.	5,475
Television – 0.5%
1,613	ProSiebenSat.1 Media A.G.	36,001

Total Preferred Stock (cost $39,422)		41,476

Rights – 0%
Machinery – General Industrial – 0%
620	Zardoya Otis S.A.	335
Oil Companies – Integrated – 0%
777	Repsol YPF S.A.	545

Total Rights (cost $537)		880

Money Market – 0.7%
60,000	Janus Cash Liquidity Fund LLC, 0% (cost $60,000)	60,000

Total Investments (total cost $7,857,482) – 100.3%		8,025,119

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(20,191)

Net Assets – 100%		$8,004,928

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$404,979	5.0%
Austria	14,902	0.2%
Belgium	33,305	0.4%
Bermuda	170,137	2.1%
Canada	583,664	7.3%
Denmark	7,578	0.1%
Finland	105,885	1.3%
France	154,063	1.9%
Germany	262,304	3.3%
Greece	5,782	0.1%
Hong Kong	229,533	2.9%
Ireland	103,917	1.3%
Israel	36,022	0.5%
Italy	62,616	0.8%
Japan	669,889	8.4%
Luxembourg	7,495	0.1%
Netherlands	138,421	1.7%
New Zealand	10,072	0.1%
Norway	83,068	1.0%
Portugal	8,574	0.1%
Singapore	314,544	3.9%
Spain	206,196	2.6%
Sweden	300,595	3.7%
Switzerland	281,198	3.5%
United Kingdom	870,234	10.8%
United States††	2,960,146	36.9%

Total	$8,025,119	100.0%

††	Includes Cash Equivalents (36.1% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

12 | JUNE 30, 2012

INTECH International Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2012, INTECH International Fund’s Class I Shares returned -14.65%. This compares to the -13.83% return posted by the MSCI EAFE Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH International Fund.

Janus Mathematical Funds | 13

INTECH International Fund (unaudited)

INTECH International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Novo Nordisk A/S – Class B Medical – Drugs	2.7%
Telstra Corp., Ltd. Telephone – Integrated	2.4%
WPP PLC Advertising Agencies	1.9%
Sumitomo Mitsui Financial Group, Inc. Commercial Banks	1.9%
Honda Motor Co., Ltd. Automotive – Cars and Light Trucks	1.9%

10.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

14 | JUNE 30, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH International Fund – Class A Shares

NAV	–14.91%	–5.71%	–5.56%	3.23%	1.32%

MOP	–19.78%	–6.82%	–6.64%

INTECH International Fund – Class C Shares

NAV	–15.03%	–5.95%	–5.81%	3.97%	2.07%

CDSC	–15.87%	–5.95%	–5.81%

INTECH International Fund – Class I Shares	–14.65%	–5.72%	–5.54%	3.09%	1.07%

INTECH International Fund – Class S Shares	–15.01%	–5.79%	–5.63%	3.47%	1.58%

INTECH International Fund – Class T Shares	–14.95%	–7.00%	–6.90%	3.22%	1.32%

Morgan Stanley Capital International EAFE® Index	–13.83%	–6.10%	–5.58%

Lipper Quartile – Class I Shares	3rd	3rd	3rd

Lipper Ranking – based on total returns for International Funds	754/1,299	452/897	516/885

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 15

INTECH International Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 7, 2011, INTECH Risk-Managed International Fund changed its name to INTECH International Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 2, 2007

16 | JUNE 30, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,028.80	$6.31

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,030.40	$3.03

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,028.90	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,028.80	$6.91

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,028.90	$6.20

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.17

†	Expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 0.60% for Class C Shares, 1.00% for Class I Shares, 1.37% for Class S Shares and 1.23% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Mathematical Funds | 17

INTECH International Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Common Stock – 98.8%
Advertising Agencies – 1.9%
58,645	WPP PLC	$712,676
Advertising Sales – 0.1%
1,506	JCDecaux S.A.	33,225
Advertising Services – 0.1%
250	Hakuhodo DY Holdings, Inc.	16,556
447	Publicis Groupe S.A.	20,439
		36,995
Aerospace and Defense – 0.4%
11,117	BAE Systems PLC	50,301
5,120	Meggitt PLC	31,044
6,101	Rolls-Royce Holdings PLC	82,295
		163,640
Aerospace and Defense – Equipment – 0.7%
2,636	Cobham PLC	9,599
5,033	European Aeronautic Defence and Space Co. N.V.	178,455
527	Zodiac Aerospace	53,615
		241,669
Agricultural Chemicals – 0.2%
175	Syngenta A.G.	59,764
Apparel Manufacturers – 0.2%
666	Burberry Group PLC	13,890
506	Hugo Boss A.G.	50,041
		63,931
Appliances – 0.7%
12,539	Electrolux A.B.	250,456
Applications Software – 0%
1,626	Sage Group PLC	7,064
Athletic Footwear – 0.1%
12,000	Yue Yuen Industrial Holdings, Ltd.	37,776
Automotive – Cars and Light Trucks – 7.8%
1,986	Bayerische Motoren Werke A.G.	143,878
1,064	Daimler A.G.	47,845
43,000	Fuji Heavy Industries, Ltd.	347,157
20,000	Honda Motor Co., Ltd.	696,823
76,000	Isuzu Motors, Ltd.	406,396
4,600	Nissan Motor Co., Ltd.	43,573
12,026	Renault S.A.	482,116
2,000	Suzuki Motor Corp.	41,003
16,900	Toyota Motor Corp.	681,292
		2,890,083
Automotive – Medium and Heavy Duty Trucks – 0.4%
2,416	Fiat Industrial SpA	23,804
6,000	Hino Motors, Ltd.	43,368
4,606	Scania A.B.	79,121
		146,293
Automotive – Truck Parts and Equipment – Original – 1.5%
1,600	Aisin Seiki Co., Ltd.	53,254
4,400	JTEKT Corp.	45,456
3,000	Koito Manufacturing Co., Ltd.	42,022
3,800	NHK Spring Co., Ltd.	40,924
6,200	NOK Corp.	132,053
1,500	Stanley Electric Co., Ltd.	23,158
13,100	Sumitomo Electric Industries, Ltd.	162,902
2,000	Toyoda Gosei Co., Ltd.	45,990
		545,759
Beverages – Non-Alcoholic – 0%
808	Coca-Cola Amatil, Ltd.	11,095
Beverages – Wine and Spirits – 1.6%
20,114	Diageo PLC	517,356
783	Remy Cointreau S.A.	85,770
		603,126
Bicycle Manufacturing – 0.3%
1,600	Shimano, Inc.	104,675
Brewery – 1.8%
5,582	Anheuser-Busch InBev N.V.	433,890
135	Carlsberg A/S – Class B	10,640
477	Heineken Holding N.V.	21,346
708	Heineken N.V.	36,976
3,708	SABMiller PLC	148,917
		651,769
Building – Maintenance and Service – 0.8%
20,818	Babcock International Group PLC	278,519
Building – Residential and Commercial – 0%
1,000	Daiwa House Industry Co., Ltd.	14,199
Building and Construction – Miscellaneous – 0.3%
6,263	Leighton Holdings, Ltd.	105,554
Building Products – Cement and Aggregate – 1.6%
2,359	Boral, Ltd.	7,160
6,019	CRH PLC	115,696
3,886	HeidelbergCement A.G.	186,522
30,628	James Hardie Industries S.E. (ADR)	250,819
10,000	Taiheiyo Cement Corp.	22,950
		583,147
Cable/Satellite Television – 0.1%
637	Kabel Deutschland Holding A.G.	39,636
Casino Hotels – 0.5%
3,265	Echo Entertainment Group, Ltd.	14,320
27,000	Galaxy Entertainment Group, Ltd.*	67,821
32,000	MGM China Holdings, Ltd.	49,218
20,000	SJM Holdings, Ltd.	37,318
		168,677
Chemicals – Diversified – 3.1%
228	Arkema	14,937
1,958	BASF S.E.	136,037
1,995	Croda International PLC	70,825
13,735	Johnson Matthey PLC	476,168
4,287	Lanxess A.G.	270,375
4,000	Mitsubishi Gas Chemical Co., Inc.	22,738
400	Nitto Denko Corp.	17,063
900	Shin-Etsu Chemical Co., Ltd.	49,524
7,000	Showa Denko K.K.	13,606
683	Solvay S.A.	67,560
4,000	Sumitomo Chemical Co., Ltd.	12,304
		1,151,137

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Chemicals – Specialty – 0.2%
459	Brenntag A.G.	$50,770
3,000	Daicel Corp.	18,428
		69,198
Coal – 0%
2,400	Whitehaven Coal, Ltd.	10,326
Coatings and Paint Products – 0%
1,000	Kansai Paint Co., Ltd.	10,710
Commercial Banks – 4.6%
2,128	Australia and New Zealand Banking Group, Ltd.	48,299
18,000	BOC Hong Kong Holdings, Ltd.	55,281
6,241	KBC Groep N.V.	132,468
341,900	Mizuho Financial Group, Inc.	578,888
21,300	Sumitomo Mitsui Financial Group, Inc.	702,795
2,366	Svenska Handelsbanken A.B. – Class A	78,024
1,466	Swedbank A.B. – Class A	23,192
2,000	United Overseas Bank, Ltd.	29,729
4,500	Wing Hang Bank, Ltd.	43,612
		1,692,288
Commercial Services – 2.2%
11,790	Aggreko PLC	383,458
670	Edenred	19,009
6,623	Intertek Group PLC	278,304
73	SGS S.A.	136,837
		817,608
Commercial Services – Finance – 1.3%
33,428	Experian PLC	472,135
Computer Data Security – 0.4%
2,004	Gemalto N.V.	144,097
Computer Services – 0.2%
917	Atos Origin S.A.	54,904
Computers – Integrated Systems – 0.1%
500	Otsuka Corp.	42,904
Computers – Memory Devices – 0.2%
2,000	TDK Corp.	81,193
Consulting Services – 0.1%
211	Bereau Veritas S.A.	18,753
2,851	Serco Group PLC	23,968
		42,721
Consumer Products – Miscellaneous – 0%
2,696	Husqvarna A.B. – Class B	12,768
Containers – Metal and Glass – 0.6%
33,263	Rexam PLC	220,016
Cosmetics and Toiletries – 0.3%
606	Beiersdorf A.G.	39,313
182	L’Oreal S.A.	21,316
1,000	Unicharm Corp.	56,978
		117,607
Diagnostic Kits – 0%
438	QIAGEN N.V.*	7,313
Distribution/Wholesale – 2.8%
1,300	Hitachi High-Technologies Corp.	32,042
184,000	Li & Fung, Ltd.	357,054
17,176	Wolseley PLC	641,633
		1,030,729
Diversified Banking Institutions – 1.3%
42,085	Barclays PLC	107,712
976	Deutsche Bank A.G.	35,465
70,900	Mitsubishi UFJ Financial Group, Inc.	339,376
		482,553
Diversified Minerals – 0.1%
1,548	Iluka Resources, Ltd.	18,136
Diversified Operations – 3.0%
8,092	Campbell Brothers, Ltd.	453,248
628	GEA Group A.G.	16,672
3,835	IMI PLC	50,045
56,500	Keppel Corp., Ltd.	463,094
265	Sulzer A.G.	31,428
1,000	Swire Pacific, Ltd. – Class A	11,665
2,322	Wartsila Oyj Abp	76,317
		1,102,469
Diversified Operations – Commercial Services – 1.1%
22,390	Bunzl PLC	366,730
514	Sodexo	40,044
		406,774
Electric – Generation – 0.1%
1,300	Electric Power Development Co., Ltd.	34,100
Electric – Integrated – 1.4%
7,400	Chugoku Electric Power Co., Inc.	121,860
3,000	Hokkaido Electric Power Co., Inc.	38,781
4,400	Hokuriku Electric Power Co.	68,490
7,649	International Power PLC°°	50,080
5,100	Kansai Electric Power Co., Inc.	61,108
1,958	RWE A.G.	80,028
1,600	Shikoku Electric Power Co., Inc.	33,981
2,966	SSE PLC	64,654
		518,982
Electric Products – Miscellaneous – 0.2%
8,600	Casio Computer Co., Ltd.	56,400
4,000	Hitachi, Ltd.	24,605
		81,005
Electronic Components – Miscellaneous – 0.1%
300	Kyocera Corp.	25,909
5,000	NEC Corp.	7,762
		33,671
Electronic Components – Semiconductors – 0.1%
1,805	Infineon Technologies A.G.	12,237
4,000	Sumco Corp.*	36,307
		48,544
Electronic Connectors – 0.1%
200	Hirose Electric Co., Ltd.	19,778
Electronic Measuring Instruments – 0.2%
4,700	Advantest Corp.	73,513
Electronics – Military – 0.1%
979	Safran S.A.	36,333
Engineering – Research and Development Services – 1.2%
1,000	Chiyoda Corp.	12,253
2,000	JGC Corp.	57,897

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 19

INTECH International Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Engineering – Research and Development Services – (continued)

72,000	SembCorp Industries, Ltd.	$294,440
31,000	Singapore Technologies Engineering, Ltd.	76,522
		441,112
Enterprise Software/Services – 0.8%
800	Oracle Corp. Japan	34,438
4,209	SAP A.G.	248,516
		282,954
Finance – Credit Card – 0%
700	Aeon Credit Service Co., Ltd.	12,983
Finance – Investment Bankers/Brokers – 1.7%
39,000	Daiwa Securities Group, Inc.	146,864
761	Macquarie Group, Ltd.	20,485
124,300	Nomura Holdings, Inc.	464,291
		631,640
Finance – Other Services – 0.2%
5,451	London Stock Exchange Group PLC	85,859
Food – Catering – 0.4%
15,426	Compass Group PLC	161,781
Food – Confectionary – 0.1%
1	Lindt & Spruengli A.G.	36,751
Food – Dairy Products – 0.1%
800	Yakult Honsha Co., Ltd.	31,325
Food – Miscellaneous/Diversified – 0.7%
2,749	Associated British Foods PLC	55,303
391	Danone S.A.	24,270
1,283	Kerry Group PLC – Class A	56,158
2,198	Nestle S.A.	131,162
		266,893
Food – Retail – 0.1%
1,525	Jeronimo Martins SGPS S.A.	25,730
1,229	Koninklijke Ahold N.V.	15,226
		40,956
Gas – Transportation – 0.2%
11,215	Centrica PLC	55,900
5,500	Hong Kong & China Gas Co., Ltd.	11,684
536	National Grid PLC	5,672
		73,256
Hotels and Motels – 1.6%
1,465	Accor S.A.	46,117
18,780	Intercontinental Hotels Group PLC	453,794
22,000	Shangri-La Asia, Ltd.	42,195
1,492	Whitbread PLC	47,604
		589,710
Human Resources – 0%
497	Randstad Holding N.V.	14,675
Import/Export – 2.1%
7,000	ITOCHU Corp.	73,469
66,000	Marubeni Corp.	439,362
2,700	Mitsubishi Corp.	54,533
3,200	Sumitomo Corp.	44,778
8,600	Toyota Tsusho Corp.	164,066
		776,208
Industrial Automation and Robotics – 0.1%
200	FANUC Corp.	32,866
Industrial Gases – 0.5%
1,231	Linde A.G.	191,707
Instruments – Scientific – 0.1%
700	Hamamatsu Photonics K.K.	23,708
Internet Financial Services – 0.2%
828	SBI Holdings, Inc.	61,415
Investment Companies – 0.1%
352	Eurazeo	13,568
806	Investor A.B. – Class B	15,426
		28,994
Investment Management and Advisory Services – 1.8%
11,733	Aberdeen Asset Management PLC	47,776
5,670	GAM Holding A.G.	63,147
238,779	Old Mutual PLC	568,190
		679,113
Life and Health Insurance – 1.7%
136	Dai-ichi Life Insurance Co., Ltd.	157,572
76,406	Legal & General Group PLC	153,176
3,838	Prudential PLC	44,461
13,104	Standard Life PLC	48,049
22,600	T&D Holdings, Inc.	241,084
		644,342
Lottery Services – 0.3%
38,320	Tatts Group, Ltd.	103,279
Machinery – Construction and Mining – 0.3%
308	Atlas Copco A.B. – Class B	5,891
4,000	Hitachi Construction Machinery Co., Ltd.	75,318
1,100	Komatsu, Ltd.	26,370
		107,579
Machinery – Electrical – 0%
108	Schindler Holding A.G.	12,082
Machinery – General Industrial – 1.8%
1,100	Andritz A.G.	56,621
4,090	Hexagon A.B. – Class B	70,559
3,746	MAN S.E.	382,786
41,000	Mitsubishi Heavy Industries, Ltd.	166,513
		676,479
Medical – Biomedical and Genetic – 0.2%
2,215	CSL, Ltd.	89,819
Medical – Drugs – 6.9%
2,300	Chugai Pharmaceutical Co., Ltd.	43,552
31,218	Elan Corp. PLC*	455,003
3,193	GlaxoSmithKline PLC	72,392
8,676	Grifols S.A.	220,029
1,334	Merck KGaA	133,101
6,828	Novo Nordisk A/S – Class B	988,016
600	Otsuka Holdings Co., Ltd.	18,388
2,318	Roche Holding A.G.	400,298
691	Sanofi	52,391
3,963	Shire PLC	113,881
1,092	UCB S.A.	55,095
		2,552,146

See Notes to Schedules of Investments and Financial Statements.

20 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Medical – Wholesale Drug Distributors – 0.9%
2,400	Alfresa Holdings Corp.	$127,232
4,300	Medipal Holdings Corp.	60,854
4,100	Suzuken Co., Ltd.	138,310
		326,396
Medical Instruments – 0.1%
306	Elekta A.B. – Class B	13,961
400	Sysmex Corp.	15,811
		29,772
Medical Products – 0.2%
145	Coloplast A/S	26,066
681	William Demant Holding A/S*	61,215
		87,281
Metal – Diversified – 0%
3,362	Glencore International PLC	15,617
Metal – Iron – 0.2%
14,634	Fortescue Metals Group, Ltd.	74,776
Metal Processors and Fabricators – 0.2%
2,199	Assa Abloy A.B. – Class B	61,515
Mining Services – 0.1%
811	Orica, Ltd.	20,638
Multi-Line Insurance – 0.1%
178	Zurich Financial Services A.G.	40,175
Non-Ferrous Metals – 0.3%
44,000	Mitsubishi Materials Corp.	127,409
Oil – Field Services – 0.8%
2,638	AMEC PLC	41,629
4,283	Petrofac, Ltd.	93,618
5,020	Subsea 7 S.A.	99,706
553	Technip S.A.	57,699
502	Veripos, Inc.ß,°°	1,349
		294,001
Oil and Gas Drilling – 1.4%
13,077	Seadrill, Ltd.	467,081
737	Transocean, Ltd.*	33,138
		500,219
Oil Companies – Exploration and Production – 0.1%
1,000	Japan Petroleum Exploration Co.	38,082
336	Santos, Ltd.	3,689
		41,771
Oil Companies – Integrated – 1.4%
56,679	BP PLC	379,698
2,772	ENI SpA	59,149
465	Statoil A.S.A.	11,124
1,426	Total S.A.	64,344
		514,315
Optical Supplies – 0.8%
1,109	Cie Generale d’Optique Essilor International S.A.	103,003
4,942	Luxottica Group SpA	173,256
		276,259
Paper and Related Products – 0.1%
2,079	Svenska Cellulosa A.B. – Class B	31,236
Photo Equipment and Supplies – 0.4%
1,000	Konica Minolta Holdings, Inc.	7,882
4,100	Nikon Corp.	124,579
		132,461
Pipelines – 0.3%
17,741	APA Group	90,893
Precious Metals – 0.3%
2,085	Umicore S.A.	96,369
Property and Casualty Insurance – 0.1%
2,360	Admiral Group PLC	44,134
Public Thoroughfares – 0%
1,108	Abertis Infraestucturas S.A.	15,000
Publishing – Newspapers – 0%
3,000	Singapore Press Holdings, Ltd.	9,266
Publishing – Periodicals – 0.1%
932	Axel Springer A.G.	40,070
Real Estate Management/Services – 0.1%
620	Swiss Prime Site A.G.	51,767
Real Estate Operating/Development – 3.8%
101,000	CapitaLand, Ltd.	218,091
7,000	Cheung Kong Holdings, Ltd.	86,412
13,000	Fraser and Neave, Ltd.	72,468
13,500	Hopewell Holdings, Ltd.	38,621
13,000	Hysan Development Co., Ltd.	49,448
71,000	Keppel Land, Ltd.	182,537
12,000	Kerry Properties, Ltd.	51,421
4,000	Mitsui Fudosan Co., Ltd.	77,610
130,000	New World Development Co., Ltd.	153,481
4,000	Sumitomo Realty & Development Co., Ltd.	98,438
20,000	Sun Hung Kai Properties, Ltd.	237,334
15,000	Tokyu Land Corp.	74,475
14,000	Wheelock & Co., Ltd.	53,198
		1,393,534
Reinsurance – 0.6%
567	Hannover Rueckversicherung A.G.	33,662
502	Muenchener Rueckversicherungs A.G.	70,816
1,555	Swiss Re A.G.	97,725
		202,203
REIT – Diversified – 0.8%
51,360	Dexus Property Group	49,117
470	Fonciere Des Regions	33,856
34,292	Goodman Group	129,956
4,551	Hammerson PLC	31,719
3,756	Land Securities Group PLC	43,553
		288,201
REIT – Office Property – 0.3%
24	Japan Prime Realty Investment Corp.	67,619
10	Nomura Real Estate Office Fund, Inc.	56,473
		124,092
REIT – Shopping Centers – 0.5%
4,488	Centro Retail Australia	9,119
20	Japan Retail Fund Investment Corp.	31,719
14,655	Westfield Group	142,751
		183,589

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 21

INTECH International Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Retail – Apparel and Shoe – 1.9%
3,100	Fast Retailing Co., Ltd.	$622,434
738	Next PLC	37,000
300	Shimamura Co., Ltd.	34,708
		694,142
Retail – Automobile – 0.3%
1,090	USS Co., Ltd.	117,761
Retail – Building Products – 0.3%
21,794	Kingfisher PLC	98,526
Retail – Convenience Stores – 0.1%
200	FamilyMart Co., Ltd.	9,159
300	Lawson, Inc.	20,993
		30,152
Retail – Jewelry – 0.1%
514	Cie Financiere Richemont S.A.	28,219
3,300	Citizen Holding Co., Ltd.	19,374
		47,593
Retail – Major Department Stores – 0.2%
13,932	Marks & Spencer Group PLC	71,213
Retail – Miscellaneous/Diversified – 0%
300	Seven & I Holdings Co., Ltd.	9,041
Retail – Regional Department Stores – 0.2%
2,500	Isetan Mitsukoshi Holdings, Ltd.	26,524
6,000	J. Front Retailing Co., Ltd.	30,151
		56,675
Rubber – Tires – 0.6%
838	Continental A.G.	69,844
2,767	Nokian Renkaat Oyj	105,445
3,476	Pirelli & C SpA	36,661
1,800	Sumitomo Rubber Industries, Inc.	23,455
		235,405
Security Services – 0.3%
26,220	G4S PLC	114,648
Seismic Data Collection – 0.6%
8,072	Cie Generale de Geophysique – Veritas*	208,528
Semiconductor Equipment – 0.7%
3,500	ASM Pacific Technology, Ltd.	44,634
4,192	ASML Holding N.V.	213,578
100	Tokyo Electron, Ltd.	4,678
		262,890
Shipbuilding – 0.4%
27,000	SembCorp Marine, Ltd.	103,121
67,000	Yangzijiang Shipbuilding Holdings, Ltd.	53,771
		156,892
Soap and Cleaning Preparations – 0.4%
2,092	Henkel A.G. & Co. KGaA	115,913
778	Reckitt Benckiser Group PLC	41,026
		156,939
Steel – Specialty – 0%
1,000	Hitachi Metals, Ltd.	11,916
Telecommunication Services – 0.7%
137,602	Telecom Corp. of New Zealand, Ltd.	264,157
Telephone – Integrated – 2.6%
25,170	BT Group PLC	83,423
231,106	Telstra Corp., Ltd.	875,575
		958,998
Television – 0.9%
267,407	ITV PLC	322,743
Tobacco – 3.0%
8,428	British American Tobacco PLC	428,903
9,597	Imperial Tobacco Group PLC	369,205
9,000	Japan Tobacco, Inc.	266,752
1,340	Swedish Match A.B.	54,101
		1,118,961
Tools – Hand Held – 0.1%
1,100	Makita Corp.	38,682
Toys – 0%
600	Namco Bandai Holdings, Inc.	8,249
Transactional Software – 0.1%
1,864	Amadeus IT Holding S.A.	39,468
Transportation – Marine – 0.3%
1	A.P. Moeller – Maersk A/S – Class A	6,250
24,000	Nippon Yusen K.K.	63,751
8,000	Orient Overseas International, Ltd.	39,204
		109,205
Transportation – Railroad – 1.1%
4,000	Hankyu Hanshin Holdings, Inc.	20,203
3,000	Keisei Electric Railway Co., Ltd.	25,337
1,000	Kintetsu Corp.	3,988
66,000	Tobu Railway Co., Ltd.	347,725
		397,253
Transportation – Services – 1.2%
18,060	Deutsche Post A.G.	319,811
373	Koninklijke Vopak N.V.	23,915
24,252	Toll Holdings, Ltd.	99,566
		443,292
Travel Services – 0.1%
18,292	Tui Travel PLC	48,804
Water – 0.1%
539	Severn Trent PLC	13,958
1,586	Veolia Environnement	20,066
		34,024
Web Portals/Internet Service Providers – 0.2%
385	Iliad S.A.	55,696
Wire and Cable Products – 0.1%
3,004	Prysmian SpA	44,924

Total Common Stock (cost $36,207,635)		36,502,608

Preferred Stock – 0.4%
Electric – Integrated – 0.1%
1,373	RWE A.G.	50,824
Soap and Cleaning Preparations – 0.2%
1,179	Henkel A.G. & Co. KGaA	78,287
Television – 0.1%
739	ProSiebenSat.1 Media A.G.	16,494

Total Preferred Stock (cost $151,898)		145,605

See Notes to Schedules of Investments and Financial Statements.

22 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Right – 0%
Diversified Operations – Commercial Services – 0%
653	Echo Entertainment Group, Ltd.°° (cost $0)	$655

Money Market – 0.6%
234,069	Janus Cash Liquidity Fund LLC, 0% (cost $234,069)	234,069

Total Investments (total cost $36,593,602) – 99.8%		36,882,937

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		83,040

Net Assets – 100%		$36,965,977

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,378,456	6.4%
Austria	56,621	0.1%
Belgium	785,382	2.1%
Bermuda	994,731	2.7%
Cayman Islands	93,852	0.3%
Denmark	1,092,187	3.0%
Finland	181,762	0.5%
France	1,559,999	4.2%
Germany	2,860,650	7.8%
Hong Kong	845,875	2.3%
Ireland	877,676	2.4%
Italy	337,794	0.9%
Japan	10,679,313	29.0%
Jersey	2,049,560	5.6%
Luxembourg	99,706	0.3%
Netherlands	655,581	1.8%
New Zealand	264,157	0.7%
Norway	12,473	0.0%
Portugal	25,730	0.1%
Singapore	1,503,039	4.1%
Spain	274,497	0.7%
Sweden	696,250	1.9%
Switzerland	1,122,493	3.0%
United Kingdom	7,201,084	19.5%
United States††	234,069	0.6%

Total	$36,882,937	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 23

INTECH U.S. Core Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2012, INTECH U.S. Core Fund’s Class T Shares returned 3.93%. This compares to the 5.45% return posted by the S&P 500 Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Core Fund.

24 | JUNE 30, 2012

(unaudited)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Apple, Inc. Computers	3.3%
Home Depot, Inc. Retail – Building Products	2.2%
TJX Cos., Inc. Retail – Major Department Stores	1.8%
Comcast Corp. – Class A Cable/Satellite Television	1.6%
Wyndham Worldwide Corp. Hotels and Motels	1.4%

10.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

Janus Mathematical Funds | 25

INTECH U.S. Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Core Fund – Class A Shares

NAV	3.83%	0.60%	7.95%	0.99%	0.99%

MOP	–2.12%	–0.59%	7.27%

INTECH U.S. Core Fund – Class C Shares

NAV	2.95%	–0.13%	7.15%	1.81%	1.81%

CDSC	1.92%	–0.13%	7.15%

INTECH U.S. Core Fund – Class D Shares(1)	3.96%	0.85%	8.25%	0.83%	0.83%

INTECH U.S. Core Fund – Class I Shares	4.06%	0.81%	8.23%	0.73%	0.73%

INTECH U.S. Core Fund – Class S Shares	3.75%	0.46%	7.77%	1.19%	1.19%

INTECH U.S. Core Fund – Class T Shares	3.93%	0.81%	8.23%	0.93%	0.93%

S&P 500® Index	5.45%	0.22%	7.44%

Lipper Quartile – Class T Shares	2nd	1st	1st

Lipper Ranking – based on total returns for Large-Cap Core Funds	326/1,042	150/807	73/579

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

26 | JUNE 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 7, 2011, INTECH Risk-Managed Core Fund changed its name to INTECH U.S. Core Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

Janus Mathematical Funds | 27

INTECH U.S. Core Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,077.60	$5.06

Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,073.10	$9.38

Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,078.30	$4.24

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,079.00	$3.51

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,077.50	$5.68

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,078.30	$4.44

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.82% for Class C Shares, 0.82% for Class D Shares, 0.68% for Class I Shares, 1.10% for Class S Shares and 0.86% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

28 | JUNE 30, 2012

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Common Stock – 99.3%
Advertising Agencies – 0.1%
18,100	Interpublic Group of Cos., Inc.	$196,385
Aerospace and Defense – 0.2%
1,100	Lockheed Martin Corp.	95,788
2,000	Northrop Grumman Corp.	127,580
800	Raytheon Co.	45,272
7,600	Rockwell Collins, Inc.	375,060
		643,700
Aerospace and Defense – Equipment – 0.7%
17,400	Goodrich Corp.	2,208,060
Agricultural Chemicals – 0%
700	CF Industries Holdings, Inc.	135,618
Apparel Manufacturers – 0.7%
16,600	VF Corp.	2,215,270
Appliances – 0.2%
9,400	Whirlpool Corp.	574,904
Applications Software – 0.8%
23,800	Intuit, Inc.	1,412,530
35,000	Microsoft Corp.	1,070,650
2,500	Red Hat, Inc.*	141,200
		2,624,380
Athletic Footwear – 0.2%
6,100	NIKE, Inc. – Class B	535,458
Audio and Video Products – 0%
3,100	Harman International Industries, Inc.	122,760
Automotive – Cars and Light Trucks – 0%
17,000	Ford Motor Co.	163,030
Beverages – Non-Alcoholic – 0.5%
17,500	Coca-Cola Co.	1,368,325
6,200	Dr. Pepper Snapple Group, Inc.	271,250
		1,639,575
Beverages – Wine and Spirits – 0.8%
26,800	Beam, Inc.	1,674,732
8,600	Brown-Forman Corp. – Class B	832,910
		2,507,642
Building – Residential and Commercial – 1.8%
133,300	D.R. Horton, Inc.	2,450,054
87,000	Lennar Corp. – Class A	2,689,170
87,800	PulteGroup, Inc.*	939,460
		6,078,684
Building Products – Wood – 0.2%
48,400	Masco Corp.	671,308
Cable/Satellite Television – 2.9%
166,300	Comcast Corp. – Class A	5,316,611
75,000	DIRECTV – Class A*	3,661,500
9,600	Time Warner Cable, Inc.	788,160
		9,766,271
Cellular Telecommunications – 0.1%
79,600	MetroPCS Communications, Inc.*	481,580
Chemicals – Diversified – 0.7%
3,200	Dow Chemical Co.	100,800
17,300	E.I. du Pont de Nemours & Co.	874,861
22,400	FMC Corp.	1,197,952
		2,173,613
Chemicals – Specialty – 0.5%
34,100	Eastman Chemical Co.	1,717,617
Coatings and Paint Products – 0.6%
13,900	Sherwin-Williams Co.	1,839,665
Coffee – 0.5%
148,500	DE Master Blenders	1,674,155
Commercial Banks – 1.2%
77,100	BB&T Corp.	2,378,535
75,100	First Horizon National Corp.	649,615
5,000	M&T Bank Corp.	412,850
97,800	Regions Financial Corp.	660,150
		4,101,150
Commercial Services – Finance – 1.7%
3,500	Automatic Data Processing, Inc.	194,810
40,000	Equifax, Inc.	1,864,000
13,100	H&R Block, Inc.	209,338
2,800	MasterCard, Inc. – Class A	1,204,308
50,700	Moody’s Corp.	1,853,085
9,700	Paychex, Inc.	304,677
3,200	Total System Services, Inc.	76,576
		5,706,794
Computer Services – 2.5%
17,900	Accenture PLC – Class A (U.S. Shares)	1,075,611
66,200	Cognizant Technology Solutions Corp. – Class A*	3,972,000
17,300	International Business Machines Corp.	3,383,534
		8,431,145
Computer Software – 0.2%
17,500	Akamai Technologies, Inc.*	555,625
Computers – 3.3%
18,500	Apple, Inc.*	10,804,000
8,300	Dell, Inc.	103,916
		10,907,916
Computers – Integrated Systems – 0%
1,300	Teradata Corp.*	93,613
Computers – Memory Devices – 0.4%
6,200	EMC Corp.*	158,906
9,400	NetApp, Inc.*	299,108
23,700	Western Digital Corp.*	722,376
		1,180,390
Computers – Peripheral Equipment – 0.1%
11,300	Lexmark International, Inc. – Class A	300,354
Consumer Products – Miscellaneous – 0.3%
2,300	Clorox Co.	166,658
9,300	Kimberly-Clark Corp.	779,061
		945,719

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 29

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Cosmetics and Toiletries – 1.4%
15,200	Colgate-Palmolive Co.	$1,582,320
47,800	Estee Lauder Cos., Inc. – Class A	2,586,936
6,900	Procter & Gamble Co.	422,625
		4,591,881
Data Processing and Management – 0.7%
18,400	Dun & Bradstreet Corp.	1,309,528
33,400	Fidelity National Information Services, Inc.	1,138,272
		2,447,800
Distribution/Wholesale – 3.1%
103,000	Fastenal Co.	4,151,930
1,200	Fossil, Inc.*	91,848
38,000	Genuine Parts Co.	2,289,500
20,400	W.W. Grainger, Inc.	3,901,296
		10,434,574
Diversified Banking Institutions – 0.5%
17,200	Bank of America Corp.	140,696
10,600	Citigroup, Inc.	290,546
12,426	JPMorgan Chase & Co.	443,981
50,700	Morgan Stanley	739,713
		1,614,936
Diversified Operations – 1.6%
65,500	Eaton Corp.	2,595,765
39,500	General Electric Co.	823,180
19,400	Leucadia National Corp.	412,638
55,500	Textron, Inc.	1,380,285
		5,211,868
E-Commerce/Products – 0.5%
22,800	eBay, Inc.*	957,828
8,600	Netflix, Inc.*	588,842
		1,546,670
E-Commerce/Services – 0.5%
3,400	Expedia, Inc.	163,438
1,900	priceline.com, Inc.*	1,262,588
3,200	TripAdvisor, Inc.	143,008
		1,569,034
Electric – Integrated – 5.3%
36,600	Ameren Corp.	1,227,564
4,900	American Electric Power Co., Inc.	195,510
86,100	CMS Energy Corp.	2,023,350
24,700	Consolidated Edison, Inc.	1,536,093
23,500	Dominion Resources, Inc.	1,269,000
10,800	DTE Energy Co.	640,764
62,000	Duke Energy Corp.	1,429,720
2,300	Edison International	106,260
17,400	FirstEnergy Corp.	855,906
3,500	NextEra Energy, Inc.	240,835
33,400	Pinnacle West Capital Corp.	1,728,116
1,700	PPL Corp.	47,277
39,900	Progress Energy, Inc.	2,400,783
10,400	SCANA Corp.	497,536
36,800	Southern Co.	1,703,840
33,000	Wisconsin Energy Corp.	1,305,810
14,400	Xcel Energy, Inc.	409,104
		17,617,468
Electronic Components – Miscellaneous – 0.4%
52,000	Jabil Circuit, Inc.	1,057,160
6,500	TE Connectivity, Ltd. (U.S. Shares)	207,415
		1,264,575
Electronic Components – Semiconductors – 1.6%
17,800	Advanced Micro Devices, Inc.*	101,994
66,400	Intel Corp.	1,769,560
186,800	LSI Corp.*	1,189,916
123,500	Micron Technology, Inc.*	779,285
51,800	Texas Instruments, Inc.	1,486,142
		5,326,897
Electronic Connectors – 0.3%
15,300	Amphenol Corp. – Class A	840,276
Electronic Forms – 0%
3,200	Adobe Systems, Inc.*	103,584
Electronic Measuring Instruments – 0.1%
4,800	Agilent Technologies, Inc.	188,352
Engines – Internal Combustion – 0.1%
2,000	Cummins, Inc.	193,820
Enterprise Software/Services – 0.9%
112,400	CA, Inc.	3,044,916
Fiduciary Banks – 0.1%
1,500	Northern Trust Corp.	69,030
3,000	State Street Corp.	133,920
		202,950
Filtration and Separations Products – 0.5%
27,700	Pall Corp.	1,518,237
Finance – Consumer Loans – 0%
4,400	SLM Corp.	69,124
Finance – Credit Card – 0.8%
43,400	Discover Financial Services	1,500,772
10,000	Visa, Inc. – Class A	1,236,300
		2,737,072
Finance – Other Services – 0.2%
1,100	CME Group, Inc.	294,921
7,600	NASDAQ OMX Group, Inc.	172,292
11,100	NYSE Euronext	283,938
		751,151
Food – Confectionary – 1.3%
21,200	Hershey Co.	1,527,036
35,500	J.M. Smucker Co.	2,680,960
		4,207,996
Food – Meat Products – 0.3%
29,700	Hillshire Brands Co.	861,003
3,200	Hormel Foods Corp.	97,344
		958,347
Food – Miscellaneous/Diversified – 0.7%
20,300	ConAgra Foods, Inc.	526,379
13,700	General Mills, Inc.	527,998
3,900	H.J. Heinz Co.	212,082
29,000	Kraft Foods, Inc. – Class A	1,119,980
		2,386,439

See Notes to Schedules of Investments and Financial Statements.

30 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Food – Retail – 0.2%
28,500	Safeway, Inc.	$517,275
1,800	Whole Foods Market, Inc.	171,576
		688,851
Food – Wholesale/Distribution – 0%
3,500	Sysco Corp.	104,335
Gas – Transportation – 0.8%
4,200	CenterPoint Energy, Inc.	86,814
101,200	NiSource, Inc.	2,504,700
		2,591,514
Home Decoration Products – 0.3%
59,800	Newell Rubbermaid, Inc.	1,084,772
Hotels and Motels – 1.8%
39,500	Marriott International, Inc. – Class A	1,548,400
86,700	Wyndham Worldwide Corp.	4,572,558
		6,120,958
Human Resources – 0.3%
33,300	Robert Half International, Inc.	951,381
Industrial Automation and Robotics – 0.7%
33,400	Rockwell Automation, Inc.	2,206,404
Industrial Gases – 0.6%
21,900	Airgas, Inc.	1,839,819
Instruments – Controls – 0.1%
8,400	Honeywell International, Inc.	469,056
Instruments – Scientific – 0.2%
30,200	PerkinElmer, Inc.	779,160
Insurance Brokers – 0.7%
49,600	Aon PLC	2,320,288
Internet Infrastructure Software – 0.2%
5,300	F5 Networks, Inc.*	527,668
Investment Management and Advisory Services – 0.7%
18,200	Ameriprise Financial, Inc.	951,132
1,000	BlackRock, Inc.	169,820
12,100	Federated Investors, Inc. – Class B	264,385
49,500	INVESCO, Ltd.	1,118,700
		2,504,037
Life and Health Insurance – 0.7%
17,000	AFLAC, Inc.	724,030
3,800	Lincoln National Corp.	83,106
6,000	Principal Financial Group, Inc.	157,380
6,000	Prudential Financial, Inc.	290,580
18,500	Torchmark Corp.	935,175
		2,190,271
Linen Supply & Related Items – 0.4%
36,300	Cintas Corp.	1,401,543
Machinery – Construction and Mining – 1.2%
48,900	Caterpillar, Inc.	4,152,099
Machinery – General Industrial – 0.5%
16,600	Roper Industries, Inc.	1,636,428
Machinery – Pumps – 0.3%
9,300	Flowserve Corp.	1,067,175
Medical – Biomedical and Genetic – 1.5%
13,800	Alexion Pharmaceuticals, Inc.*	1,370,340
3,300	Amgen, Inc.	241,032
19,100	Biogen Idec, Inc.*	2,757,658
5,400	Celgene Corp.*	346,464
2,300	Gilead Sciences, Inc.*	117,944
2,600	Life Technologies Corp.*	116,974
		4,950,412
Medical – Drugs – 1.8%
4,400	Abbott Laboratories	283,668
15,200	Allergan, Inc.	1,407,064
76,300	Bristol-Myers Squibb Co.	2,742,985
22,600	Eli Lilly & Co.	969,766
9,586	Merck & Co., Inc.	400,215
10,000	Pfizer, Inc.	230,000
		6,033,698
Medical – HMO – 1.0%
5,000	Aetna, Inc.	193,850
9,400	Coventry Health Care, Inc.	298,826
22,700	Humana, Inc.	1,757,888
20,800	UnitedHealth Group, Inc.	1,216,800
		3,467,364
Medical – Wholesale Drug Distributors – 0.4%
14,800	McKesson Corp.	1,387,500
Medical Information Systems – 0.5%
18,900	Cerner Corp.*	1,562,274
Medical Instruments – 0.6%
3,700	Intuitive Surgical, Inc.*	2,049,023
Medical Products – 0.1%
1,600	Baxter International, Inc.	85,040
3,100	Covidien PLC (U.S. Shares)	165,850
2,100	Varian Medical Systems, Inc.*	127,617
1,700	Zimmer Holdings, Inc.	109,412
		487,919
Metal – Copper – 0%
800	Freeport-McMoRan Copper & Gold, Inc.	27,256
Metal Processors and Fabricators – 0.2%
4,300	Precision Castparts Corp.	707,307
Motorcycle and Motor Scooter Manufacturing – 0.2%
13,200	Harley-Davidson, Inc.	603,636
Multi-Line Insurance – 1.9%
2,000	ACE, Ltd. (U.S. Shares)	148,260
17,700	Allstate Corp.	621,093
1,000	American International Group, Inc.*	32,090
12,600	Assurant, Inc.	438,984
96,900	Cincinnati Financial Corp.	3,688,983
244,000	Genworth Financial, Inc. – Class A*	1,381,040
1,500	Hartford Financial Services Group, Inc.	26,445
		6,336,895
Multimedia – 0.9%
24,300	Time Warner, Inc.	935,550
17,000	Viacom, Inc. – Class B	799,340
29,500	Walt Disney Co.	1,430,750
		3,165,640
Networking Products – 0.4%
74,100	Cisco Systems, Inc.	1,272,297
Non-Hazardous Waste Disposal – 0%
1,300	Waste Management, Inc.	43,420

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 31

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Oil – Field Services – 0.3%
16,847	Schlumberger, Ltd. (U.S. Shares)	$1,093,539
Oil and Gas Drilling – 0.1%
2,300	Helmerich & Payne, Inc.	100,004
22,700	Nabors Industries, Ltd.*	326,880
		426,884
Oil Companies – Exploration and Production – 1.1%
1,600	Cabot Oil & Gas Corp.	63,040
21,700	Denbury Resources, Inc.*	327,887
2,300	Devon Energy Corp.	133,377
5,100	EOG Resources, Inc.	459,561
3,500	Noble Energy, Inc.	296,870
28,100	Pioneer Natural Resources Co.	2,478,701
		3,759,436
Oil Companies – Integrated – 2.9%
11,430	Chevron Corp.	1,205,865
6,500	ConocoPhillips	363,220
48,700	Exxon Mobil Corp.	4,167,259
98,600	Marathon Oil Corp.	2,521,202
26,700	Marathon Petroleum Corp.	1,199,364
7,200	Phillips 66	239,328
		9,696,238
Oil Field Machinery and Equipment – 0.8%
4,400	FMC Technologies, Inc.*	172,612
36,200	National Oilwell Varco, Inc.	2,332,728
		2,505,340
Oil Refining and Marketing – 0.3%
16,100	Sunoco, Inc.	764,750
6,000	Tesoro Corp.*	149,760
		914,510
Paper and Related Products – 0.2%
18,000	International Paper Co.	520,380
1,600	MeadWestvaco Corp.	46,000
		566,380
Pharmacy Services – 0.1%
5,953	Express Scripts Holding Co.*	332,356
Pipelines – 3.2%
42,986	Kinder Morgan, Inc.	1,385,009
106,000	ONEOK, Inc.	4,484,860
66,400	Spectra Energy Corp.	1,929,584
103,600	Williams Cos., Inc.	2,985,752
		10,785,205
Property and Casualty Insurance – 0.7%
12,800	Chubb Corp.	932,096
13,700	Progressive Corp.	285,371
16,600	Travelers Cos., Inc.	1,059,744
		2,277,211
Publishing – Books – 0.1%
6,600	McGraw-Hill Cos., Inc.	297,000
Publishing – Newspapers – 0.5%
90,400	Gannett Co., Inc.	1,331,592
500	Washington Post Co. – Class B	186,910
		1,518,502
Quarrying – 0.3%
26,400	Vulcan Materials Co.	1,048,344
REIT – Apartments – 0.7%
12,800	AvalonBay Communities, Inc.	1,810,944
8,100	Equity Residential	505,116
		2,316,060
REIT – Diversified – 0.7%
28,200	American Tower Corp.	1,971,462
23,100	Weyerhaeuser Co.	516,516
		2,487,978
REIT – Hotels – 0.2%
42,700	Host Hotels & Resorts, Inc.	675,514
REIT – Office Property – 0.4%
11,900	Boston Properties, Inc.	1,289,603
REIT – Regional Malls – 0.4%
9,000	Simon Property Group, Inc.	1,400,940
REIT – Storage – 0.4%
9,100	Public Storage	1,314,131
Retail – Apparel and Shoe – 2.5%
105,100	Gap, Inc.	2,875,536
38,900	Limited Brands, Inc.	1,654,417
61,300	Ross Stores, Inc.	3,829,411
2,500	Urban Outfitters, Inc.*	68,975
		8,428,339
Retail – Auto Parts – 1.7%
9,700	AutoZone, Inc.*	3,561,549
24,000	O’Reilly Automotive, Inc.*	2,010,480
		5,572,029
Retail – Automobile – 0%
3,700	CarMax, Inc.*	95,978
Retail – Bedding – 0.2%
10,200	Bed Bath & Beyond, Inc.*	630,360
Retail – Building Products – 3.4%
140,600	Home Depot, Inc.	7,450,394
135,800	Lowe’s Cos., Inc.	3,862,152
		11,312,546
Retail – Discount – 0.4%
7,300	Big Lots, Inc.*	297,767
1,900	Costco Wholesale Corp.	180,500
11,800	Dollar Tree, Inc.*	634,840
2,100	Target Corp.	122,199
3,000	Wal-Mart Stores, Inc.	209,160
		1,444,466
Retail – Drug Store – 0.1%
5,900	CVS Caremark Corp.	275,707
Retail – Major Department Stores – 2.0%
24,700	J.C. Penney Co., Inc.*	575,757
4,900	Sears Holdings Corp.*	292,530
138,100	TJX Cos., Inc.	5,928,633
		6,796,920
Retail – Office Supplies – 0.1%
16,300	Staples, Inc.	212,715
Retail – Regional Department Stores – 0.4%
43,400	Macy’s, Inc.	1,490,790

See Notes to Schedules of Investments and Financial Statements.

32 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Retail – Restaurants – 2.8%
500	Chipotle Mexican Grill, Inc.*	$189,975
36,300	McDonald’s Corp.	3,213,639
74,400	Starbucks Corp.	3,967,008
32,300	Yum! Brands, Inc.	2,080,766
		9,451,388
Savings/Loan/Thrifts – 0%
23,000	Hudson City Bancorp, Inc.	146,510
Semiconductor Components/Integrated Circuits – 0%
1,800	QUALCOMM, Inc.	100,224
Semiconductor Equipment – 0.9%
25,100	KLA-Tencor Corp.	1,236,175
31,950	Lam Research Corp.*	1,205,793
45,500	Teradyne, Inc.*	639,730
		3,081,698
Steel – Producers – 0.5%
37,300	Nucor Corp.	1,413,670
9,000	United States Steel Corp.	185,400
		1,599,070
Super-Regional Banks – 0.8%
56,100	Fifth Third Bancorp	751,740
4,000	SunTrust Banks, Inc.	96,920
30,300	U.S. Bancorp	974,448
27,980	Wells Fargo & Co.	935,651
		2,758,759
Telecommunication Equipment – 0%
2,600	Harris Corp.	108,810
Telephone – Integrated – 0.7%
3,658	AT&T, Inc.	130,444
56,385	CenturyLink, Inc.	2,226,644
		2,357,088
Television – 0.7%
71,200	CBS Corp. – Class B	2,333,936
Tobacco – 3.4%
95,700	Altria Group, Inc.	3,306,435
13,200	Lorillard, Inc.	1,741,740
31,200	Philip Morris International, Inc.	2,722,512
79,800	Reynolds American, Inc.	3,580,626
		11,351,313
Tools – Hand Held – 1.0%
50,027	Stanley Black & Decker, Inc.	3,219,738
Toys – 0.3%
28,000	Mattel, Inc.	908,320
Transportation – Railroad – 0.3%
7,500	Union Pacific Corp.	894,825
Transportation – Services – 0.3%
10,700	FedEx Corp.	980,227
Vitamins and Nutrition Products – 0.3%
12,800	Mead Johnson Nutrition Co.	1,030,528
Web Portals/Internet Service Providers – 1.2%
7,000	Google, Inc. – Class A*	4,060,490
Wireless Equipment – 0.6%
21,200	Crown Castle International Corp.*	1,243,592
12,857	Motorola Solutions, Inc.	618,550
		1,862,142

Total Common Stock (cost $280,221,296)		330,960,835

Money Market – 0.5%
1,759,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,759,000)	1,759,000

Total Investments (total cost $281,980,296) – 99.8%		332,719,835

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		550,447

Net Assets – 100%		$333,270,282

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,445,580	0.4%
Curacao	1,093,539	0.3%
Ireland	1,241,461	0.4%
Netherlands	1,674,155	0.5%
Switzerland	355,675	0.1%
United Kingdom	2,320,288	0.7%
United States††	324,589,137	97.6%

Total	$332,719,835	100.0%

††	Includes Cash Equivalents (97.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 33

INTECH U.S. Growth Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2012, INTECH U.S. Growth Fund’s Class S Shares returned 3.14%. This compares to the 5.76% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Growth Fund.

34 | JUNE 30, 2012

(unaudited)

INTECH U.S. Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Apple, Inc. Computers	4.1%
International Business Machines Corp. Computer Services	2.7%
Intel Corp. Electronic Components – Semiconductors	1.5%
TJX Cos., Inc. Retail – Major Department Stores	1.4%
Philip Morris International, Inc. Tobacco	1.3%

11.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 0.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

Janus Mathematical Funds | 35

INTECH U.S. Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Growth Fund – Class A Shares

NAV	3.26%	1.12%	6.23%	0.87%	0.87%

MOP	–2.69%	–0.06%	5.76%

INTECH U.S. Growth Fund – Class C Shares

NAV	2.50%	0.28%	5.61%	1.72%	1.72%

CDSC	1.48%	0.28%	5.61%

INTECH U.S. Growth Fund – Class I Shares	3.64%	1.38%	6.23%	0.64%	0.64%

INTECH U.S. Growth Fund – Class S Shares	3.14%	0.92%	6.23%	1.08%	1.08%

INTECH U.S. Growth Fund – Class T Shares	3.45%	0.92%	6.23%	0.79%	0.79%

Russell 1000® Growth Index	5.76%	2.87%	7.04%

Lipper Quartile – Class S Shares	1st	2nd	4th

Lipper Ranking – based on total returns for Multi-Cap Growth Funds	96/504	164/362	195/254

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

36 | JUNE 30, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of one or more share classes of the predecessor fund, calculated using the fees and expenses of one or more share classes accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class S Shares.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 7, 2011, INTECH Risk-Managed Growth Fund changed its name to INTECH U.S. Growth Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – January 2, 2003

Janus Mathematical Funds | 37

INTECH U.S. Growth Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,101.50	$4.96

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,097.80	$8.76

Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	$8.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,103.80	$3.09

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$2.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,101.80	$5.49

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,103.20	$4.08

Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.92

†	Expenses are equal to the annualized expense ratio of 0.95% for Class A Shares, 1.68% for Class C Shares, 0.59% for Class I Shares, 1.05% for Class S Shares and 0.78% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

38 | JUNE 30, 2012

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Common Stock – 99.5%
Advertising Agencies – 0.2%
23,400	Interpublic Group of Cos., Inc.	$253,890
7,500	Omnicom Group, Inc.	364,500
		618,390
Advertising Sales – 0.1%
6,600	Lamar Advertising Co. – Class A*	188,760
Aerospace and Defense – 1.5%
4,500	Boeing Co.	334,350
15,400	Lockheed Martin Corp.	1,341,032
15,500	Spirit Aerosystems Holdings, Inc. – Class A*	369,365
18,000	TransDigm Group, Inc.*	2,417,400
		4,462,147
Aerospace and Defense – Equipment – 1.0%
15,000	BE Aerospace, Inc.*	654,900
7,100	Goodrich Corp.	900,990
17,800	United Technologies Corp.	1,344,434
		2,900,324
Agricultural Chemicals – 0.4%
2,600	CF Industries Holdings, Inc.	503,724
7,000	Monsanto Co.	579,460
		1,083,184
Airlines – 0.4%
5,600	Copa Holdings S.A. – Class A	461,888
36,000	Delta Air Lines, Inc.*	394,200
13,400	United Continental Holdings, Inc.*	326,022
		1,182,110
Apparel Manufacturers – 0.6%
2,000	Carter’s, Inc.*	105,200
11,200	Coach, Inc.	654,976
12,400	Hanesbrands, Inc.*	343,852
1,900	Michael Kors Holdings, Ltd.	79,496
3,700	VF Corp.	493,765
		1,677,289
Applications Software – 1.6%
1,100	Intuit, Inc.	65,285
95,800	Microsoft Corp.	2,930,522
1,300	NetSuite, Inc.*	71,201
8,800	Nuance Communications, Inc.*	209,616
15,700	Red Hat, Inc.*	886,736
3,700	Salesforce.com, Inc.*	511,562
		4,674,922
Athletic Footwear – 0.4%
12,300	NIKE, Inc. – Class B	1,079,694
Automotive – Cars and Light Trucks – 0%
1,200	Tesla Motors, Inc.*	37,548
Automotive – Truck Parts and Equipment – Original – 0.1%
2,100	Delphi Automotive PLC	53,550
2,200	WABCO Holdings, Inc.*	116,446
		169,996
Beverages – Non-Alcoholic – 1.8%
27,500	Coca-Cola Co.	2,150,225
37,800	Coca-Cola Enterprises, Inc.	1,059,912
3,000	Dr. Pepper Snapple Group, Inc.	131,250
27,800	Monster Beverage Corp.*	1,979,360
		5,320,747
Beverages – Wine and Spirits – 0.5%
15,300	Brown-Forman Corp. – Class B	1,481,805
Broadcast Services and Programming – 0.1%
4,500	Discovery Communications, Inc. – Class A*	243,000
2,200	Scripps Networks Interactive, Inc. – Class A	125,092
		368,092
Building – Heavy Construction – 0.2%
13,000	Chicago Bridge & Iron Co. N.V.	493,480
Building – Maintenance and Service – 0%
2,600	Rollins, Inc.	58,162
Building – Residential and Commercial – 0.1%
200	NVR, Inc.*	170,000
Building Products – Cement and Aggregate – 0.2%
7,700	Martin Marietta Materials, Inc.	606,914
Building Products – Wood – 0.3%
64,600	Masco Corp.	896,002
Cable/Satellite Television – 2.1%
15,700	Charter Communications, Inc. – Class A*	1,112,659
64,200	Comcast Corp. – Class A	2,052,474
26,500	DIRECTV – Class A*	1,293,730
12,800	DISH Network Corp. – Class A	365,440
10,300	Liberty Global, Inc. – Class A*	511,189
11,200	Time Warner Cable, Inc.	919,520
		6,255,012
Casino Hotels – 0.2%
14,100	Las Vegas Sands Corp.	613,209
Casino Services – 0.1%
4,900	Bally Technologies, Inc.*	228,634
Chemicals – Diversified – 1.3%
3,400	E.I. du Pont de Nemours & Co.	171,938
28,000	FMC Corp.	1,497,440
24,300	LyondellBasell Industries N.V. – Class A	978,561
2,600	PPG Industries, Inc.	275,912
32,100	Solutia, Inc.	900,405
		3,824,256
Chemicals – Specialty – 1.3%
11,600	Albemarle Corp.	691,824
5,900	Eastman Chemical Co.	297,183
18,014	Ecolab, Inc.	1,234,499
3,700	International Flavors & Fragrances, Inc.	202,760
300	NewMarket Corp.	64,980
2,900	Sigma-Aldrich Corp.	214,397
24,200	WR Grace & Co.*	1,220,890
		3,926,533
Coatings and Paint Products – 1.0%
18,700	Sherwin-Williams Co.	2,474,945
9,700	Valspar Corp.	509,153
		2,984,098
Coffee – 0.4%
93,200	DE Master Blenders	1,050,716

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 39

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Commercial Services – Finance – 4.1%
17,300	Alliance Data Systems Corp.*	$2,335,500
49,900	Automatic Data Processing, Inc.	2,777,434
7,500	Equifax, Inc.	349,500
9,000	Global Payments, Inc.	389,070
61,100	H&R Block, Inc.	976,378
36,200	Lender Processing Services, Inc.	915,136
4,500	MasterCard, Inc. – Class A	1,935,495
28,100	Moody’s Corp.	1,027,055
29,400	Paychex, Inc.	923,454
12,200	SEI Investments Co.	242,658
5,900	Total System Services, Inc.	141,187
		12,012,867
Communications Software – 0%
2,700	SolarWinds, Inc.*	117,612
Computer Aided Design – 0.2%
4,700	ANSYS, Inc.*	296,617
4,300	Autodesk, Inc.*	150,457
		447,074
Computer Data Security – 0.1%
18,200	Fortinet, Inc.*	422,604
Computer Services – 4.2%
37,100	Accenture PLC – Class A (U.S. Shares)	2,229,339
19,000	Cognizant Technology Solutions Corp. – Class A*	1,140,000
3,500	DST Systems, Inc.	190,085
5,700	IHS, Inc. – Class A*	614,061
41,000	International Business Machines Corp.	8,018,780
		12,192,265
Computer Software – 0%
2,700	Akamai Technologies, Inc.*	85,725
Computers – 4.1%
20,500	Apple, Inc.*	11,972,000
Computers – Integrated Systems – 0.5%
3,600	Jack Henry & Associates, Inc.	124,272
18,400	NCR Corp.*	418,232
8,200	Riverbed Technology, Inc.*	132,430
9,500	Teradata Corp.*	684,095
		1,359,029
Computers – Memory Devices – 0.3%
23,400	EMC Corp.*	599,742
4,300	NetApp, Inc.*	136,826
4,100	Western Digital Corp.*	124,968
		861,536
Consulting Services – 0.6%
7,200	Gartner, Inc.*	309,960
26,700	Verisk Analytics, Inc. – Class A*	1,315,242
		1,625,202
Consumer Products – Miscellaneous – 0.6%
1,200	Clorox Co.	86,952
18,300	Kimberly-Clark Corp.	1,532,991
3,900	Tupperware Brands Corp.	213,564
		1,833,507
Containers – Metal and Glass – 0.9%
38,500	Ball Corp.	1,580,425
8,500	Crown Holdings, Inc.*	293,165
5,200	Owens-Illinois, Inc.*	99,684
17,800	Silgan Holdings, Inc.	759,882
		2,733,156
Containers – Paper and Plastic – 0%
4,600	Packaging Corp. of America	129,904
Cosmetics and Toiletries – 1.4%
20,500	Colgate-Palmolive Co.	2,134,050
33,000	Estee Lauder Cos., Inc. – Class A	1,785,960
3,334	Procter & Gamble Co.	204,207
		4,124,217
Data Processing and Management – 0.9%
23,400	Broadridge Financial Solutions, Inc.	497,718
20,600	Dun & Bradstreet Corp.	1,466,102
11,200	Fiserv, Inc.*	808,864
		2,772,684
Dental Supplies and Equipment – 0%
1,400	Patterson Cos., Inc.	48,258
Diagnostic Equipment – 0.1%
2,300	Gen-Probe, Inc.*	189,060
Diagnostic Kits – 0.2%
5,300	IDEXX Laboratories, Inc.*	509,489
Dialysis Centers – 0.5%
15,100	DaVita, Inc.*	1,482,971
Disposable Medical Products – 0.2%
5,500	C.R. Bard, Inc.	590,920
Distribution/Wholesale – 2.5%
84,600	Fastenal Co.	3,410,226
900	Fossil, Inc.*	68,886
8,300	Genuine Parts Co.	500,075
15,400	LKQ Corp.*	514,360
14,100	W.W. Grainger, Inc.	2,696,484
		7,190,031
Diversified Operations – 1.5%
14,700	3M Co.	1,317,120
3,900	Carlisle Cos., Inc.	206,778
18,000	Illinois Tool Works, Inc.	952,020
22,300	Ingersoll-Rand PLC	940,614
2,500	Parker Hannifin Corp.	192,200
7,500	SPX Corp.	489,900
14,000	Textron, Inc.	348,180
		4,446,812
E-Commerce/Products – 0.4%
28,400	eBay, Inc.*	1,193,084
E-Commerce/Services – 1.3%
17,350	Expedia, Inc.	834,015
2,900	priceline.com, Inc.*	1,927,108
24,150	TripAdvisor, Inc.	1,079,263
		3,840,386
Electric Products – Miscellaneous – 0.2%
10,500	AMETEK, Inc.	524,055
Electric – Transmission – 0.3%
13,100	ITC Holdings Corp.	902,721

See Notes to Schedules of Investments and Financial Statements.

40 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Electronic Components – Miscellaneous – 0.4%
6,000	Garmin, Ltd.	$229,740
44,100	Jabil Circuit, Inc.	896,553
		1,126,293
Electronic Components – Semiconductors – 2.5%
126,700	Advanced Micro Devices, Inc.*	725,991
161,500	Intel Corp.	4,303,975
121,800	LSI Corp.*	775,866
4,200	Silicon Laboratories, Inc.*	159,180
20,700	Skyworks Solutions, Inc.*	566,559
9,700	Texas Instruments, Inc.	278,293
14,200	Xilinx, Inc.	476,694
		7,286,558
Electronic Connectors – 0.1%
4,800	Amphenol Corp. – Class A	263,616
Electronic Design Automation – 0.1%
5,300	Synopsys, Inc.*	155,979
Electronic Forms – 0.2%
15,200	Adobe Systems, Inc.*	492,024
Electronic Measuring Instruments – 0.1%
1,400	Agilent Technologies, Inc.	54,936
7,300	Trimble Navigation, Ltd.*	335,873
		390,809
Engines – Internal Combustion – 0.1%
2,300	Cummins, Inc.	222,893
Enterprise Software/Services – 0.1%
2,000	Ariba, Inc.*	89,520
1,800	BMC Software, Inc.*	76,824
1,900	Concur Technologies, Inc.*	129,390
		295,734
Filtration and Separations Products – 0.5%
29,600	Donaldson Co., Inc.	987,752
9,300	Pall Corp.	509,733
		1,497,485
Finance – Credit Card – 1.3%
10,100	American Express Co.	587,921
25,300	Visa, Inc. – Class A	3,127,839
		3,715,760
Food – Baking – 0%
2,050	Flowers Foods, Inc.	47,622
Food – Confectionary – 0.2%
7,600	Hershey Co.	547,428
Food – Dairy Products – 0%
6,600	Dean Foods Co.*	112,398
Food – Meat Products – 0.2%
18,640	Hillshire Brands Co.	540,374
Food – Miscellaneous/Diversified – 0.9%
2,300	H.J. Heinz Co.	125,074
20,700	Ingredion, Inc.	1,025,064
7,200	Kellogg Co.	355,176
3,900	Kraft Foods, Inc. – Class A	150,618
16,100	McCormick & Co., Inc.	976,465
		2,632,397
Food – Retail – 0.2%
1,100	Fresh Market, Inc.*	58,993
14,700	Kroger Co.	340,893
2,400	Whole Foods Market, Inc.	228,768
		628,654
Food – Wholesale/Distribution – 0.2%
19,600	Sysco Corp.	584,276
Garden Products – 0.4%
15,400	Toro Co.	1,128,666
General Merchant Wholesalers – 0%
2,400	Nu Skin Enterprises, Inc. – Class A	112,560
Gold Mining – 0.1%
3,400	Royal Gold, Inc.	266,560
Hazardous Waste Disposal – 0%
2,000	Clean Harbors, Inc.*	112,840
Home Furnishings – 0.1%
8,300	Tempur-Pedic International, Inc.*	194,137
Hotels and Motels – 0.5%
29,800	Marriott International, Inc. – Class A	1,168,160
6,100	Wyndham Worldwide Corp.	321,714
		1,489,874
Human Resources – 0.1%
6,000	Robert Half International, Inc.	171,420
Industrial Automation and Robotics – 0.3%
6,600	Nordson Corp.	338,514
6,400	Rockwell Automation, Inc.	422,784
		761,298
Industrial Gases – 0.6%
14,800	Airgas, Inc.	1,243,348
5,600	Praxair, Inc.	608,888
		1,852,236
Instruments – Controls – 0.4%
16,200	Honeywell International, Inc.	904,608
2,600	Mettler-Toledo International, Inc.*	405,210
		1,309,818
Insurance Brokers – 0.3%
5,000	Arthur J. Gallagher & Co.	175,350
2,600	Erie Indemnity Co. – Class A	186,186
18,200	Marsh & McLennan Cos., Inc.	586,586
		948,122
Internet Infrastructure Software – 0.4%
7,000	F5 Networks, Inc.*	696,920
12,100	TIBCO Software, Inc.*	362,032
		1,058,952
Internet Media – 0.2%
18,100	Facebook, Inc. – Class A*	563,272
Internet Security – 0.2%
15,400	VeriSign, Inc.	670,978
Investment Management and Advisory Services – 0.4%
400	Affiliated Managers Group, Inc.*	43,780
1,500	BlackRock, Inc.	254,730
3,300	Eaton Vance Corp.	88,935
19,300	Federated Investors, Inc. – Class B	421,705

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 41

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Investment Management and Advisory Services – (continued)

2,800	Franklin Resources, Inc.	$310,772
1,900	T. Rowe Price Group, Inc.	119,624
		1,239,546
Linen Supply & Related Items – 0%
2,100	Cintas Corp.	81,081
Machine Tools and Related Products – 0.4%
24,900	Lincoln Electric Holdings, Inc.	1,090,371
Machinery – Construction and Mining – 0.3%
10,900	Caterpillar, Inc.	925,519
Machinery – General Industrial – 0.5%
9,400	IDEX Corp.	366,412
13,700	Manitowoc Co., Inc.	160,290
8,200	Roper Industries, Inc.	808,356
		1,335,058
Machinery – Pumps – 0.3%
7,100	Flowserve Corp.	814,725
4,100	Graco, Inc.	188,928
		1,003,653
Medical – Biomedical and Genetic – 4.6%
32,000	Alexion Pharmaceuticals, Inc.*	3,177,600
32,800	Amgen, Inc.	2,395,712
32,300	Amylin Pharmaceuticals, Inc.*	911,829
7,000	Ariad Pharmaceuticals, Inc.*	120,470
8,400	Biogen Idec, Inc.*	1,212,792
13,700	Celgene Corp.*	878,992
6,200	Gilead Sciences, Inc.*	317,936
2,900	Illumina, Inc.*	117,131
4,100	Incyte Corp., Ltd.*	93,070
7,100	Life Technologies Corp.*	319,429
27,000	Myriad Genetics, Inc.*	641,790
18,800	Regeneron Pharmaceuticals, Inc.*	2,147,336
20,100	United Therapeutics Corp.*	992,538
1,800	Vertex Pharmaceuticals, Inc.*	100,656
		13,427,281
Medical – Drugs – 2.2%
15,300	Abbott Laboratories	986,391
14,700	Allergan, Inc.	1,360,779
66,300	Bristol-Myers Squibb Co.	2,383,485
22,600	Eli Lilly & Co.	969,766
7,100	Johnson & Johnson	479,676
1,500	Medivation, Inc.*	137,100
2,400	Salix Pharmaceuticals, Ltd.*	130,656
		6,447,853
Medical – Generic Drugs – 0.5%
11,500	Mylan, Inc.*	245,755
10,500	Perrigo Co.	1,238,265
		1,484,020
Medical – HMO – 0.3%
11,300	Amerigroup Corp.*	744,783
800	WellPoint, Inc.	51,032
		795,815
Medical – Hospitals – 0.2%
16,600	HCA Holdings, Inc.	505,138
Medical – Outpatient and Home Medical Care – 0.3%
23,400	Lincare Holdings, Inc.	796,068
Medical – Wholesale Drug Distributors – 0.1%
4,900	AmerisourceBergen Corp.	192,815
2,300	McKesson Corp.	215,625
		408,440
Medical Information Systems – 0.1%
3,700	Cerner Corp.*	305,842
Medical Instruments – 0.8%
3,300	Intuitive Surgical, Inc.*	1,827,507
7,400	Medtronic, Inc.	286,602
4,800	Thoratec Corp.*	161,184
		2,275,293
Medical Labs and Testing Services – 0%
400	Laboratory Corp. of America Holdings*	37,044
Medical Products – 0.4%
1,900	Baxter International, Inc.	100,985
3,300	Cooper Cos., Inc.	263,208
1,300	Covidien PLC (U.S. Shares)	69,550
4,900	Henry Schein, Inc.*	384,601
1,600	Stryker Corp.	88,160
5,200	Varian Medical Systems, Inc.*	316,004
		1,222,508
Metal – Copper – 0%
3,331	Southern Copper Corp.	104,960
Metal Processors and Fabricators – 0.1%
8,100	Timken Co.	370,899
Motion Pictures and Services – 0%
3,400	Dolby Laboratories, Inc. – Class A*	140,420
Motorcycle and Motor Scooter Manufacturing – 0.3%
18,800	Harley-Davidson, Inc.	859,724
Multimedia – 1.0%
30,400	News Corp. – Class A	677,616
19,700	Viacom, Inc. – Class B	926,294
27,900	Walt Disney Co.	1,353,150
		2,957,060
Office Automation and Equipment – 0%
4,500	Pitney Bowes, Inc.	67,365
Oil – Field Services – 0.4%
16,100	Oceaneering International, Inc.	770,546
5,800	Oil States International, Inc.*	383,960
2,400	Schlumberger, Ltd. (U.S. Shares)	155,784
		1,310,290
Oil Companies – Exploration and Production – 1.3%
12,800	Cobalt International Energy, Inc.*	300,800
10,800	Concho Resources, Inc.*	919,296
20,100	Continental Resources, Inc.*	1,339,062
4,100	EOG Resources, Inc.	369,451
2,600	Noble Energy, Inc.	220,532
2,400	Pioneer Natural Resources Co.	211,704
8,800	Whitting Petroleum Corp.*	361,856
		3,722,701

See Notes to Schedules of Investments and Financial Statements.

42 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Oil Field Machinery and Equipment – 0.3%
18,400	FMC Technologies, Inc.*	$721,832
4,200	National Oilwell Varco, Inc.	270,648
		992,480
Oil Refining and Marketing – 0.1%
5,200	Cheniere Energy, Inc.*	76,648
3,800	Sunoco, Inc.	180,500
		257,148
Other Specialty Retail – Discretionary – 0%
3,100	GNC Holdings, Inc. – Class A	121,520
Pharmacy Services – 0.7%
6,800	Catalyst Health Solutions, Inc.*	635,392
6,435	Express Scripts Holding Co.*	359,266
11,400	SXC Health Solutions Corp. (U.S. Shares)	1,130,994
		2,125,652
Pipelines – 1.1%
66,947	Kinder Morgan, Inc.	2,157,032
5,100	ONEOK, Inc.	215,781
27,100	Williams Cos., Inc.	781,022
		3,153,835
Power Converters and Power Supply Equipment – 0.1%
2,000	Hubbell, Inc. – Class B	155,880
Property and Casualty Insurance – 0.2%
7,200	Travelers Cos., Inc.	459,648
Publishing – Books – 0.4%
26,600	McGraw-Hill Cos., Inc.	1,197,000
Recreational Vehicles – 0.3%
13,600	Polaris Industries, Inc.	972,128
Reinsurance – 0%
700	Allied World Assurance Co. Holdings A.G.	55,629
1,500	Validus Holdings, Ltd.	48,045
		103,674
REIT – Apartments – 0.5%
3,600	Apartment Investment & Management Co. – Class A	97,308
1,000	Camden Property Trust	67,670
3,400	Equity Residential	212,024
5,000	Essex Property Trust, Inc.	769,600
1,000	Home Properties, Inc.	61,360
1,600	Mid-America Apartment Communities, Inc.	109,184
		1,317,146
REIT – Diversified – 1.5%
3,100	American Tower Corp.	216,721
27,600	Digital Realty Trust, Inc.	2,071,932
6,400	Plum Creek Timber Co., Inc.	254,080
20,850	Rayonier, Inc.	936,165
42,300	Weyerhaeuser Co.	945,828
		4,424,726
REIT – Multi-Housing – 0%
1,400	Equity Lifestyle Properties, Inc.	96,558
REIT – Office Property – 0%
600	Boston Properties, Inc.	65,022
REIT – Regional Malls – 0.7%
11,400	Simon Property Group, Inc.	1,774,524
3,800	Tangar Factory Outlet Center	121,790
700	Taubman Centers, Inc.	54,012
		1,950,326
REIT – Shopping Centers – 0.3%
7,200	Federal Realty Investment Trust	749,448
2,300	Regency Centers Corp.	109,411
		858,859
REIT – Storage – 0.6%
2,700	Extra Space Storage, Inc.	82,620
12,200	Public Storage	1,761,802
		1,844,422
Rental Auto/Equipment – 0.1%
6,600	Hertz Global Holdings, Inc.*	84,480
4,100	United Rentals, Inc.*	139,564
		224,044
Retail – Apparel and Shoe – 2.1%
6,500	American Eagle Outfitters, Inc.	128,245
5,200	Ascena Retail Group, Inc.*	96,824
42,100	Chico’s FAS, Inc.	624,764
13,000	Gap, Inc.	355,680
17,200	Limited Brands, Inc.	731,516
3,500	PVH Corp.	272,265
53,600	Ross Stores, Inc.	3,348,392
17,400	Urban Outfitters, Inc.*	480,066
		6,037,752
Retail – Auto Parts – 1.6%
17,500	Advance Auto Parts, Inc.	1,193,850
6,600	AutoZone, Inc.*	2,423,322
11,900	O’Reilly Automotive, Inc.*	996,863
		4,614,035
Retail – Automobile – 0.2%
7,400	CarMax, Inc.*	191,956
16,300	Copart, Inc.*	386,147
		578,103
Retail – Bedding – 0.2%
8,500	Bed Bath & Beyond, Inc.*	525,300
Retail – Building Products – 1.2%
65,000	Home Depot, Inc.	3,444,350
6,600	Lowe’s Cos., Inc.	187,704
		3,632,054
Retail – Catalog Shopping – 0.2%
7,300	MSC Industrial Direct Co. – Class A	478,515
Retail – Discount – 1.9%
10,200	Big Lots, Inc.*	416,058
1,900	Costco Wholesale Corp.	180,500
27,100	Dollar General Corp.*	1,473,969
33,400	Dollar Tree, Inc.*	1,796,920
1,500	Family Dollar Stores, Inc.	99,720
12,000	Target Corp.	698,280
11,100	Wal-Mart Stores, Inc.	773,892
		5,439,339
Retail – Drug Store – 0.2%
11,000	CVS Caremark Corp.	514,030

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 43

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Retail – Gardening Products – 0.1%
3,100	Tractor Supply Co.	$257,486
Retail – Mail Order – 0.1%
5,600	Williams-Sonoma, Inc.	195,832
Retail – Major Department Stores – 1.5%
4,100	Nordstrom, Inc.	203,729
95,900	TJX Cos., Inc.	4,116,987
		4,320,716
Retail – Miscellaneous/Diversified – 0.5%
60,400	Sally Beauty Holdings, Inc.*	1,554,696
Retail – Perfume and Cosmetics – 0.2%
5,700	Ulta Salon, Cosmetics & Fragrance, Inc.	532,266
Retail – Pet Food and Supplies – 0.3%
13,100	PetSmart, Inc.	893,158
Retail – Regional Department Stores – 0.3%
27,100	Macy’s, Inc.	930,885
Retail – Restaurants – 3.0%
6,900	Brinker International, Inc.	219,903
5,400	Chipotle Mexican Grill, Inc.*	2,051,730
3,600	Darden Restaurants, Inc.	182,268
32,400	McDonald’s Corp.	2,868,372
1,300	Panera Bread Co. – Class A*	181,272
26,300	Starbucks Corp.	1,402,316
26,800	Yum! Brands, Inc.	1,726,456
		8,632,317
Retail – Sporting Goods – 0.1%
4,300	Dick’s Sporting Goods, Inc.	206,400
Semiconductor Components/Integrated Circuits – 1.0%
29,900	Maxim Integrated Products, Inc.	766,636
37,000	QUALCOMM, Inc.	2,060,160
		2,826,796
Soap and Cleaning Preparations – 0.3%
15,300	Church & Dwight Co., Inc.	848,691
Software Tools – 0.1%
2,600	VMware, Inc. – Class A*	236,704
Steel – Producers – 0.1%
17,200	Steel Dynamics, Inc.	202,100
Steel Pipe and Tube – 0.4%
10,000	Valmont Industries, Inc.	1,209,700
Telecommunication Equipment – 0.1%
5,100	Harris Corp.	213,435
Telecommunication Services – 0.9%
39,500	NeuStar, Inc. – Class A*	1,319,300
45,800	tw telecom, inc.*	1,175,228
		2,494,528
Telephone – Integrated – 0.2%
10,500	Verizon Communications, Inc.	466,620
Television – 0.7%
20,600	AMC Networks, Inc. – Class A*	732,330
42,200	CBS Corp. – Class B	1,383,316
		2,115,646
Theaters – 0%
4,700	Cinemark Holdings, Inc.	107,395
Therapeutics – 0.1%
6,100	BioMarin Pharmaceutical, Inc.*	241,438
2,700	Onyx Pharmaceuticals, Inc.*	179,415
		420,853
Tobacco – 2.4%
49,700	Altria Group, Inc.	1,717,135
5,500	Lorillard, Inc.	725,725
42,400	Philip Morris International, Inc.	3,699,824
19,300	Reynolds American, Inc.	865,991
		7,008,675
Tools – Hand Held – 0%
1,800	Snap-on, Inc.	112,050
Toys – 0.3%
31,300	Mattel, Inc.	1,015,372
Transactional Software – 0.2%
14,000	VeriFone Systems, Inc.*	463,260
Transportation – Marine – 0.2%
1,800	Golar LNG, Ltd.	67,860
11,700	Kirby Corp.*	550,836
		618,696
Transportation – Railroad – 0.7%
14,300	Kansas City Southern	994,708
7,600	Union Pacific Corp.	906,756
		1,901,464
Transportation – Services – 0.3%
11,200	United Parcel Service, Inc. – Class B	882,112
Transportation – Truck – 1.2%
18,800	J.B. Hunt Transport Services, Inc.	1,120,480
43,900	Landstar System, Inc.	2,270,508
		3,390,988
Vitamins and Nutrition Products – 0.8%
19,800	Herbalife, Ltd.	956,934
16,100	Mead Johnson Nutrition Co.	1,296,211
		2,253,145
Web Hosting/Design – 0.9%
12,200	Equinix, Inc.*	2,142,930
10,700	Rackspace Hosting, Inc.*	470,158
		2,613,088
Web Portals/Internet Service Providers – 0.8%
4,100	Google, Inc. – Class A*	2,378,287
Wireless Equipment – 1.0%
23,800	Crown Castle International Corp.*	1,396,108
12,500	Motorola Solutions, Inc.	601,375
16,100	SBA Communications Corp. – Class A*	918,505
		2,915,988

Total Common Stock (cost $236,046,333)		290,412,720

Money Market – 0.4%
1,195,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,195,000)	1,195,000

Total Investments (total cost $237,241,333) – 99.9%		291,607,720

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		228,026

Net Assets – 100%		$291,835,746

See Notes to Schedules of Investments and Financial Statements.

44 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$115,905	0.0%
Canada	1,130,994	0.4%
Cayman Islands	956,934	0.3%
Curacao	155,784	0.1%
Ireland	3,239,503	1.1%
Jersey	53,550	0.0%
Netherlands	2,522,757	0.9%
Panama	461,888	0.2%
Switzerland	285,369	0.1%
United States††	282,605,540	96.9%
Virgin Islands (British)	79,496	0.0%

Total	$291,607,720	100.0%

††	Includes Cash Equivalents (96.5% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 45

INTECH U.S. Value Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2012, INTECH U.S. Value Fund’s Class I Shares returned 2.96%. This compares to the 3.01% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Value Fund.

46 | JUNE 30, 2012

(unaudited)

INTECH U.S. Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Exxon Mobil Corp. Oil Companies – Integrated	3.6%
Comcast Corp. – Class A Cable/Satellite Television	1.9%
General Electric Co. Diversified Operations	1.6%
AT&T, Inc. Telephone – Integrated	1.4%
Chevron Corp. Oil Companies – Integrated	1.4%

9.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

Janus Mathematical Funds | 47

INTECH U.S. Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Value Fund – Class A Shares

NAV	2.71%	–1.64%	2.13%	0.96%	0.96%

MOP	–3.18%	–2.80%	1.21%

INTECH U.S. Value Fund – Class C Shares

NAV	2.01%	–2.38%	1.37%	1.75%	1.75%

CDSC	0.99%	–2.38%	1.37%

INTECH U.S. Value Fund – Class I Shares	2.96%	–1.43%	2.36%	0.69%	0.69%

INTECH U.S. Value Fund – Class S Shares	2.48%	–1.87%	1.89%	1.18%	1.18%

INTECH U.S. Value Fund – Class T Shares	2.73%	–1.75%	1.97%	0.96%	0.96%

Russell 1000® Value Index	3.01%	–2.19%	2.34%

Lipper Quartile – Class I Shares	1st	2nd	2nd

Lipper Ranking – based on total returns for Multi-Cap Value Funds	29/299	59/223	66/187

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

48 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 7, 2011, INTECH Risk-Managed Value Fund changed its name to INTECH U.S. Value Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 30, 2005

Janus Mathematical Funds | 49

INTECH U.S. Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,071.80	$4.58

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,068.50	$7.41

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,071.50	$3.35

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,069.50	$5.20

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,071.60	$4.48

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.37

†	Expenses are equal to the annualized expense ratio of 0.89% for Class A Shares, 1.44% for Class C Shares, 0.65% for Class I Shares, 1.01% for Class S Shares and 0.87% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

50 | JUNE 30, 2012

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Common Stock – 99.2%
Advertising Agencies – 0.2%
18,200	Interpublic Group of Cos., Inc.	$197,470
Advertising Sales – 0.1%
3,900	Lamar Advertising Co. – Class A*	111,540
Aerospace and Defense – 1.2%
3,300	Boeing Co.	245,190
500	General Dynamics Corp.	32,980
2,600	Lockheed Martin Corp.	226,408
2,600	Northrop Grumman Corp.	165,854
4,900	Raytheon Co.	277,291
9,000	Spirit Aerosystems Holdings, Inc. – Class A*	214,470
		1,162,193
Aerospace and Defense – Equipment – 0.1%
8,800	Exelis, Inc.	86,768
600	Triumph Group, Inc.	33,762
		120,530
Agricultural Chemicals – 0.3%
200	CF Industries Holdings, Inc.	38,748
4,900	Mosaic Co.	268,324
		307,072
Agricultural Operations – 0.1%
1,200	Archer-Daniels-Midland Co.	35,424
500	Bunge, Ltd.	31,370
		66,794
Airlines – 0.1%
600	Copa Holdings S.A. – Class A	49,488
4,400	Delta Air Lines, Inc.*	48,180
		97,668
Appliances – 0.5%
8,000	Whirlpool Corp.	489,280
Automotive – Cars and Light Trucks – 0%
700	Ford Motor Co.	6,713
Automotive – Medium and Heavy Duty Trucks – 0.2%
4,700	PACCAR, Inc.	184,193
Automotive – Truck Parts and Equipment – Original – 0%
1,200	TRW Automotive Holdings Corp.*	44,112
Beverages – Non-Alcoholic – 0%
1,100	Coca-Cola Enterprises, Inc.	30,844
Beverages – Wine and Spirits – 0.3%
2,300	Beam, Inc.	143,727
700	Brown-Forman Corp. – Class B	67,795
4,400	Constellation Brands, Inc. – Class A*	119,064
		330,586
Brewery – 0%
1,000	Molson Coors Brewing Co. – Class B	41,610
Broadcast Services and Programming – 0.7%
8,374	Liberty Media Corp. – Liberty Capital – Class A*	736,158
Building – Heavy Construction – 0.1%
3,600	Chicago Bridge & Iron Co. N.V.	136,656
Building – Residential and Commercial – 1.2%
11,200	D.R. Horton, Inc.	205,856
8,700	Lennar Corp. – Class A	268,917
32,800	PulteGroup, Inc.*	350,960
12,200	Toll Brothers, Inc.*	362,706
		1,188,439
Building and Construction Products – Miscellaneous – 0.1%
3,400	Fortune Brands Home & Security, Inc.*	75,718
1,700	Owens Corning*	48,518
		124,236
Building Products – Cement and Aggregate – 0.2%
2,000	Martin Marietta Materials, Inc.	157,640
Cable/Satellite Television – 2.0%
3,100	Cablevision Systems Corp. – Class A	41,199
58,350	Comcast Corp. – Class A	1,865,450
1,900	DISH Network Corp. – Class A	54,245
		1,960,894
Casino Hotels – 0.3%
27,600	MGM Resorts International*	308,016
Cellular Telecommunications – 0%
5,100	MetroPCS Communications, Inc.*	30,855
Chemicals – Diversified – 1.3%
3,600	Air Products & Chemicals, Inc.	290,628
3,900	Dow Chemical Co.	122,850
7,000	Huntsman Corp.	90,580
19,700	LyondellBasell Industries N.V. – Class A	793,319
		1,297,377
Chemicals – Specialty – 1.0%
700	Albemarle Corp.	41,748
4,000	Ashland, Inc.	277,240
7,100	Cabot Corp.	288,970
5,600	Cytec Industries, Inc.	328,384
800	WR Grace & Co.*	40,360
		976,702
Coal – 0.3%
3,900	CONSOL Energy, Inc.	117,936
4,700	Peabody Energy Corp.	115,244
1,100	Walter Industries, Inc.	48,576
		281,756
Coatings and Paint Products – 0.2%
6,400	RPM International, Inc.	174,080
Coffee – 0.1%
8,600	DE Master Blenders	96,954
Commercial Banks – 3.4%
15,400	Associated Banc-Corp	203,126
1,500	Bank of Hawaii Corp.	68,925
17,500	BB&T Corp.	539,875
1,300	CIT Group, Inc.*	46,332
1,700	City National Corp.	82,586
3,024	Commerce Bancshares, Inc.	114,610
3,700	Cullen/Frost Bankers, Inc.	212,713
13,300	East West Bancorp, Inc.	312,018
37,900	First Horizon National Corp.	327,835
2,200	First Republic Bank	73,920
7,000	Fulton Financial Corp.	69,930
3,400	M&T Bank Corp.	280,738
105,400	Regions Financial Corp.	711,450
700	Signature Bank*	42,679

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 51

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Commercial Banks – (continued)

700	SVB Financial Group*	$41,104
7,455	Valley National Bancorp	79,023
9,500	Zions Bancorp	184,490
		3,391,354
Commercial Services – Finance – 0.9%
10,900	Equifax, Inc.	507,940
5,300	H&R Block, Inc.	84,694
900	Paychex, Inc.	28,269
9,800	Total System Services, Inc.	234,514
		855,417
Computer Services – 0.1%
1,200	DST Systems, Inc.	65,172
Computer Software – 0.1%
1,600	Akamai Technologies, Inc.*	50,800
Computers – 0.2%
13,000	Dell, Inc.	162,760
Computers – Integrated Systems – 0.5%
41,300	Brocade Communications Systems, Inc.*	203,609
7,900	Diebold, Inc.	291,589
		495,198
Computers – Memory Devices – 0.8%
2,000	NetApp, Inc.*	63,640
24,900	Western Digital Corp.*	758,952
		822,592
Computers – Peripheral Equipment – 0.1%
5,200	Lexmark International, Inc. – Class A	138,216
Consulting Services – 0.1%
4,400	CoreLogic, Inc.*	80,564
1,300	Verisk Analytics, Inc. – Class A*	64,038
		144,602
Consumer Products – Miscellaneous – 0.4%
3,600	Jarden Corp.*	151,272
2,600	Kimberly-Clark Corp.	217,802
		369,074
Containers – Metal and Glass – 0.2%
1,900	Crown Holdings, Inc.*	65,531
1,800	Greif, Inc. – Class A	73,800
4,100	Owens-Illinois, Inc.*	78,597
		217,928
Containers – Paper and Plastic – 0.2%
2,200	Bemis Co., Inc.	68,948
900	Packaging Corp. of America	25,416
1,100	Rock-Tenn Co. – Class A	60,005
		154,369
Cosmetics and Toiletries – 0.7%
1,700	Avon Products, Inc.	27,557
500	Colgate-Palmolive Co.	52,050
9,400	Procter & Gamble Co.	575,750
		655,357
Data Processing and Management – 0.5%
10,500	Fidelity National Information Services, Inc.	357,840
2,300	Fiserv, Inc.*	166,106
		523,946
Dental Supplies and Equipment – 0.1%
2,100	DENTSPLY International, Inc.	79,401
800	Patterson Cos., Inc.	27,576
		106,977
Diagnostic Kits – 0%
1,800	QIAGEN N.V.*	30,060
Distribution/Wholesale – 0.2%
1,400	Arrow Electronics, Inc.*	45,934
2,200	WESCO International, Inc.*	126,610
		172,544
Diversified Banking Institutions – 1.7%
32,400	Bank of America Corp.	265,032
7,170	Citigroup, Inc.	196,530
800	Goldman Sachs Group, Inc.	76,688
31,100	JPMorgan Chase & Co.	1,111,203
3,800	Morgan Stanley	55,442
		1,704,895
Diversified Operations – 4.6%
400	3M Co.	35,840
6,200	Carlisle Cos., Inc.	328,724
200	Cooper Industries PLC (U.S. Shares)	13,636
6,500	Danaher Corp.	338,520
400	Dover Corp.	21,444
2,400	Eaton Corp.	95,112
75,200	General Electric Co.	1,567,168
2,500	Illinois Tool Works, Inc.	132,225
6,700	Ingersoll-Rand PLC	282,606
7,300	ITT Corp.	128,480
3,200	Pentair, Inc.	122,496
5,100	SPX Corp.	333,132
28,200	Textron, Inc.	701,334
4,000	Trinity Industries, Inc.	99,920
7,200	Tyco International, Ltd. (U.S. Shares)	380,520
		4,581,157
E-Commerce/Services – 0.4%
2,350	Expedia, Inc.	112,965
3,400	IAC/InterActiveCorp	155,040
8,500	Liberty Interactive Corp. – Class A*	151,215
		419,220
Electric – Generation – 0.4%
28,200	AES Corp.*	361,806
Electric – Integrated – 3.0%
1,000	Alliant Energy Corp.	45,570
5,400	CMS Energy Corp.	126,900
4,600	Dominion Resources, Inc.	248,400
4,100	DTE Energy Co.	243,253
15,700	Duke Energy Corp.	362,042
4,000	Edison International	184,800
2,467	FirstEnergy Corp.	121,352
400	Integrys Energy Group, Inc.	22,748
1,000	MDU Resources Group, Inc.	21,610
3,200	NextEra Energy, Inc.	220,192
6,961	Northeast Utilities	270,156
3,400	NV Energy, Inc.	59,772
5,300	OGE Energy Corp.	274,487
2,200	PG&E Corp.	99,594
1,500	Pinnacle West Capital Corp.	77,610
2,600	Progress Energy, Inc.	156,442

See Notes to Schedules of Investments and Financial Statements.

52 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Electric – Integrated – (continued)

2,500	SCANA Corp.	$119,600
4,300	Southern Co.	199,090
1,300	Westar Energy, Inc.	38,935
500	Wisconsin Energy Corp.	19,785
3,900	Xcel Energy, Inc.	110,799
		3,023,137
Electric Products – Miscellaneous – 0.2%
2,000	Emerson Electric Co.	93,160
2,400	Molex, Inc.	57,456
		150,616
Electronic Components – Miscellaneous – 0.6%
13,000	Garmin, Ltd.	497,770
3,500	Jabil Circuit, Inc.	71,155
		568,925
Electronic Components – Semiconductors – 1.7%
3,700	Broadcom Corp. – Class A	125,060
3,500	Cree, Inc.*	89,845
19,100	Intel Corp.	509,015
86,400	Micron Technology, Inc.*	545,184
10,600	NVIDIA Corp.*	146,492
7,800	ON Semiconductor Corp.*	55,380
11,000	PMC-Sierra, Inc.*	67,540
1,500	Rovi Corp.*	29,430
600	Silicon Laboratories, Inc.*	22,740
4,600	Texas Instruments, Inc.	131,974
		1,722,660
Electronic Design Automation – 0.2%
5,500	Synopsys, Inc.*	161,865
Electronic Forms – 0.1%
3,600	Adobe Systems, Inc.*	116,532
Electronic Measuring Instruments – 0.2%
4,000	Itron, Inc.*	164,960
Electronic Parts Distributors – 0.1%
3,400	Avnet, Inc.*	104,924
Engineering – Research and Development Services – 0.8%
5,100	AECOM Technology Corp.*	83,895
700	Fluor Corp.	34,538
3,700	Jacobs Engineering Group, Inc.*	140,082
13,500	KBR, Inc.	333,585
3,800	Shaw Group, Inc.*	103,778
3,500	URS Corp.	122,080
		817,958
Enterprise Software/Services – 0.7%
26,900	CA, Inc.	728,721
Entertainment Software – 0.1%
1,700	Activision Blizzard, Inc.	20,383
5,300	Electronic Arts, Inc.*	65,455
		85,838
Fiduciary Banks – 0.5%
4,224	Bank of New York Mellon Corp.	92,717
5,600	Northern Trust Corp.	257,712
4,200	State Street Corp.	187,488
		537,917
Finance – Consumer Loans – 0.1%
7,200	SLM Corp.	113,112
Finance – Credit Card – 0.9%
4,700	American Express Co.	273,587
16,800	Discover Financial Services	580,944
		854,531
Finance – Investment Bankers/Brokers – 0.6%
18,200	Charles Schwab Corp.	235,326
6,400	Jefferies Group, Inc.	83,136
6,300	Raymond James Financial, Inc.	215,712
3,900	TD Ameritrade Holding Corp.	66,300
		600,474
Finance – Other Services – 0.1%
200	CME Group, Inc.	53,622
Financial Guarantee Insurance – 0.3%
16,800	Assured Guaranty, Ltd.	236,880
6,700	MBIA, Inc.*	72,427
		309,307
Food – Confectionary – 0.2%
2,800	J.M. Smucker Co.	211,456
Food – Dairy Products – 0.2%
11,400	Dean Foods Co.*	194,142
Food – Meat Products – 0.1%
1,720	Hillshire Brands Co.	49,863
Food – Miscellaneous/Diversified – 1.4%
3,100	ConAgra Foods, Inc.	80,383
2,000	General Mills, Inc.	77,080
3,100	H.J. Heinz Co.	168,578
700	Ingredion, Inc.	34,664
200	Kellogg Co.	9,866
16,352	Kraft Foods, Inc. – Class A	631,514
5,700	Ralcorp Holdings, Inc.*	380,418
		1,382,503
Food – Retail – 0.3%
14,600	Safeway, Inc.	264,990
Food – Wholesale/Distribution – 0.1%
4,600	Sysco Corp.	137,126
Funeral Services and Related Items – 0%
900	Service Corp. International	11,133
Gas – Transportation – 0.9%
25,200	NiSource, Inc.	623,700
4,300	Sempra Energy	296,184
		919,884
Home Decoration Products – 0.2%
13,400	Newell Rubbermaid, Inc.	243,076
Hotels and Motels – 0.1%
1,800	Hyatt Hotels Corp. – Class A*	66,888
Independent Power Producer – 0.1%
7,300	Calpine Corp.*	120,523
Instruments – Scientific – 0.4%
16,000	PerkinElmer, Inc.	412,800
500	Thermo Fisher Scientific, Inc.	25,955
		438,755

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 53

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Insurance Brokers – 0.3%
900	Aon PLC	$42,102
4,000	Brown & Brown, Inc.	109,080
3,900	Marsh & McLennan Cos., Inc.	125,697
		276,879
Internet Security – 0.2%
11,600	Symantec Corp.*	169,476
Investment Companies – 0.2%
8,700	American Capital, Ltd.*	87,609
4,900	Ares Capital Corp.	78,204
		165,813
Investment Management and Advisory Services – 1.3%
1,300	Affiliated Managers Group, Inc.*	142,285
6,900	Ameriprise Financial, Inc.	360,594
2,200	BlackRock, Inc.	373,604
1,600	Federated Investors, Inc. – Class B	34,960
1,800	Franklin Resources, Inc.	199,782
6,300	INVESCO, Ltd.	142,380
		1,253,605
Life and Health Insurance – 1.5%
1,800	AFLAC, Inc.	76,662
3,600	Lincoln National Corp.	78,732
1,700	Principal Financial Group, Inc.	44,591
7,900	Protective Life Corp.	232,339
3,300	Prudential Financial, Inc.	159,819
4,300	StanCorp Financial Group, Inc.	159,788
12,300	Torchmark Corp.	621,765
8,100	Unum Group	154,953
		1,528,649
Linen Supply & Related Items – 0.5%
13,300	Cintas Corp.	513,513
Machinery – Construction and Mining – 0.1%
6,400	Terex Corp.*	114,112
Machinery – Electrical – 0.2%
3,500	Regal-Beloit Corp.	217,910
Machinery – Farm – 0.1%
1,500	AGCO Corp.*	68,595
Machinery – General Industrial – 0.1%
900	Gardner Denver, Inc.	47,619
600	IDEX Corp.	23,388
		71,007
Machinery – Print Trade – 0%
700	Zebra Technologies Corp. – Class A*	24,052
Machinery – Pumps – 0%
200	Flowserve Corp.	22,950
Medical – Biomedical and Genetic – 0.3%
300	Bio-Rad Laboratories, Inc. – Class A*	30,003
6,300	Life Technologies Corp.*	283,437
		313,440
Medical – Drugs – 3.3%
1,900	Abbott Laboratories	122,493
15,800	Bristol-Myers Squibb Co.	568,010
9,200	Eli Lilly & Co.	394,772
2,100	Forest Laboratories, Inc.*	73,479
5,200	Johnson & Johnson	351,312
12,375	Merck & Co., Inc.	516,656
56,371	Pfizer, Inc.	1,296,533
		3,323,255
Medical – Generic Drugs – 0.1%
2,700	Mylan, Inc.*	57,699
Medical – HMO – 1.7%
6,100	Aetna, Inc.	236,497
1,500	Amerigroup Corp.*	98,865
5,200	Cigna Corp.	228,800
1,700	Coventry Health Care, Inc.	54,043
7,300	Health Net, Inc.*	177,171
3,700	Humana, Inc.	286,528
10,600	UnitedHealth Group, Inc.	620,100
		1,702,004
Medical – Hospitals – 0.4%
8,600	Community Health Systems, Inc.*	241,058
2,800	HCA Holdings, Inc.	85,204
4,400	Health Management Associates, Inc. – Class A*	34,540
1,400	Universal Health Services, Inc. – Class B	60,424
		421,226
Medical – Wholesale Drug Distributors – 0.2%
3,700	Cardinal Health, Inc.	155,400
Medical Instruments – 0.1%
1,900	Medtronic, Inc.	73,587
1,200	St. Jude Medical, Inc.	47,892
		121,479
Medical Labs and Testing Services – 0.1%
900	Covance, Inc.*	43,065
400	Quest Diagnostics, Inc.	23,960
		67,025
Medical Products – 0.7%
500	Baxter International, Inc.	26,575
1,600	Cooper Cos., Inc.	127,616
2,300	Covidien PLC (U.S. Shares)	123,050
1,700	Henry Schein, Inc.*	133,433
1,300	Hospira, Inc.*	45,474
800	Sirona Dental Systems, Inc.*	36,008
1,400	Stryker Corp.	77,140
1,700	Zimmer Holdings, Inc.	109,412
		678,708
Metal – Copper – 0.5%
16,100	Freeport-McMoRan Copper & Gold, Inc.	548,527
Metal – Iron – 0.1%
2,500	Cliffs Natural Resources, Inc.	123,225
Metal Processors and Fabricators – 0.1%
1,600	Timken Co.	73,264
Miscellaneous Manufacturing – 0.1%
1,000	Aptargroup, Inc.	51,050
Multi-Line Insurance – 2.5%
5,500	ACE, Ltd. (U.S. Shares)	407,715
5,400	Allstate Corp.	189,486
4,600	American Financial Group, Inc.	180,458
5,500	American International Group, Inc.*	176,495
10,000	Assurant, Inc.	348,400
13,200	Cincinnati Financial Corp.	502,524

See Notes to Schedules of Investments and Financial Statements.

54 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Multi-Line Insurance – (continued)

27,400	Genworth Financial, Inc. – Class A*	$155,084
2,500	Kemper Corp.	76,875
5,000	Loews Corp.	204,550
800	MetLife, Inc.	24,680
12,000	Old Republic International Corp.	99,480
3,800	XL Group PLC	79,952
		2,445,699
Multimedia – 2.0%
17,600	News Corp. – Class A	392,304
1,200	Thomson Reuters Corp.	34,140
20,900	Time Warner, Inc.	804,650
16,000	Walt Disney Co.	776,000
		2,007,094
Networking Products – 0.9%
51,500	Cisco Systems, Inc.	884,255
3,000	Polycom, Inc.*	31,560
		915,815
Non-Hazardous Waste Disposal – 0.3%
6,600	Covanta Holding Corp.	113,190
1,800	Republic Services, Inc.	47,628
3,100	Waste Management, Inc.	103,540
		264,358
Oil – Field Services – 0.4%
10,700	Halliburton Co.	303,773
2,700	Superior Energy Services, Inc.*	54,621
		358,394
Oil and Gas Drilling – 0.1%
1,100	Diamond Offshore Drilling, Inc.	65,043
Oil Companies – Exploration and Production – 1.4%
5,100	Cimarex Energy Co.	281,112
1,200	Cobalt International Energy, Inc.*	28,200
3,700	Denbury Resources, Inc.*	55,907
2,200	Occidental Petroleum Corp.	188,694
1,600	Pioneer Natural Resources Co.	141,136
6,400	Plains Exploration & Production Co.*	225,152
8,300	SandRidge Energy, Inc.*	55,527
3,800	Southwestern Energy Co.*	121,334
2,500	Ultra Petroleum Corp. (U.S. Shares)*	57,675
1,700	Whitting Petroleum Corp.*	69,904
7,766	WPX Energy, Inc.	125,654
		1,350,295
Oil Companies – Integrated – 6.7%
13,100	Chevron Corp.	1,382,050
3,093	ConocoPhillips	172,837
42,629	Exxon Mobil Corp.	3,647,763
38,000	Marathon Oil Corp.	971,660
6,450	Marathon Petroleum Corp.	289,734
1,400	Murphy Oil Corp.	70,406
2,996	Phillips 66	99,587
		6,634,037
Oil Field Machinery and Equipment – 0%
700	National Oilwell Varco, Inc.	45,108
Oil Refining and Marketing – 0.4%
3,500	HollyFrontier Corp.	124,005
5,600	Sunoco, Inc.	266,000
		390,005
Paper and Related Products – 0.9%
3,400	Domtar Corp. (U.S. Shares)	260,814
22,100	International Paper Co.	638,911
		899,725
Pharmacy Services – 0.2%
7,400	Omnicare, Inc.	231,102
Physical Practice Management – 0.1%
800	MEDNAX, Inc.*	54,832
Pipelines – 0.9%
31,800	Spectra Energy Corp.	924,108
Power Converters and Power Supply Equipment – 0.4%
4,900	Hubbell, Inc. – Class B	381,906
Private Corrections – 0.1%
3,600	Corrections Corp. of America	106,020
Professional Sports – 0.3%
8,100	Madison Square Garden Co. – Class A*	303,264
Property and Casualty Insurance – 2.3%
400	Alleghany Corp.*	135,900
4,500	Arch Capital Group, Ltd.*	178,605
3,500	Chubb Corp.	254,870
7,100	Fidelity National Financial, Inc. – Class A	136,746
600	Hanover Insurance Group, Inc.	23,478
3,200	HCC Insurance Holdings, Inc.	100,480
300	Markel Corp.*	132,510
500	ProAssurance Corp.	44,545
21,800	Progressive Corp.	454,094
3,100	Travelers Cos., Inc.	197,904
7,100	W.R. Berkley Corp.	276,332
700	White Mountains Insurance Group, Ltd.	365,225
		2,300,689
Publishing – Newspapers – 0.5%
21,700	Gannett Co., Inc.	319,641
400	Washington Post Co. – Class B	149,528
		469,169
Quarrying – 0.5%
13,800	Vulcan Materials Co.	547,998
Racetracks – 0.2%
5,500	Penn National Gaming, Inc.*	245,245
Real Estate Management/Services – 0.1%
1,100	Jones Lang LaSalle, Inc.	77,407
Real Estate Operating/Development – 0.1%
4,200	Forest City Enterprises, Inc. – Class A*	61,320
Reinsurance – 2.2%
2,100	Allied World Assurance Co. Holdings A.G.	166,887
1,300	Aspen Insurance Holdings, Ltd.	37,570
500	Axis Capital Holdings, Ltd.	16,275
15,000	Berkshire Hathaway, Inc. – Class B*	1,249,950
700	Endurance Specialty Holdings, Ltd.	26,824
900	Everest Re Group, Ltd.	93,141
300	PartnerRe, Ltd.	22,701
5,500	Reinsurance Group of America, Inc.	292,655

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 55

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2012

Shares		Value

Reinsurance – (continued)

300	RenaissanceRe Holdings, Ltd.	$22,803
7,000	Validus Holdings, Ltd.	224,210
		2,153,016
REIT – Apartments – 0.5%
1,100	American Campus Communities, Inc.	49,478
2,400	Apartment Investment & Management Co. – Class A	64,872
600	AvalonBay Communities, Inc.	84,888
700	BRE Properties, Inc.	35,014
3,100	Equity Residential	193,316
500	Post Properties, Inc.	24,475
2,500	UDR, Inc.	64,600
		516,643
REIT – Diversified – 0.5%
13,500	Duke Realty Corp.	197,640
3,200	Liberty Property Trust	117,888
10,040	Weyerhaeuser Co.	224,494
		540,022
REIT – Health Care – 0.5%
500	HCP, Inc.	22,075
3,700	Heath Care REIT, Inc.	215,710
4,562	Ventas, Inc.	287,953
		525,738
REIT – Hotels – 0.2%
4,700	Hospitality Properties Trust	116,419
5,800	Host Hotels & Resorts, Inc.	91,756
		208,175
REIT – Mortgage – 0.6%
10,000	American Capital Agency Corp.	336,100
7,400	Annaly Capital Management, Inc.	124,172
1,600	Hatteras Financial Corp.	45,760
5,900	MFA Financial, Inc.	46,551
		552,583
REIT – Office Property – 0.5%
2,500	BioMed Realty Trust, Inc.	46,700
500	Boston Properties, Inc.	54,185
6,200	Brandywine Realty Trust, Inc.	76,508
13,100	Douglas Emmett, Inc.	302,610
1,000	Kilroy Realty Corp.	48,410
		528,413
REIT – Regional Malls – 1.0%
2,500	CBL & Associates Properties, Inc.	48,850
20,800	General Growth Properties, Inc.	376,272
1,400	Macerich Co.	82,670
1,623	Simon Property Group, Inc.	252,636
3,400	Taubman Centers, Inc.	262,344
		1,022,772
REIT – Shopping Centers – 0.4%
9,500	DDR Corp.	139,080
1,100	Federal Realty Investment Trust	114,499
1,300	Kimco Realty Corp.	24,739
1,600	Regency Centers Corp.	76,112
3,500	Weingarten Realty Investors	92,190
		446,620
REIT – Single Tenant – 0.1%
1,800	National Retail Properties	50,922
2,300	Realty Income Corp.	96,071
		146,993
REIT – Warehouse and Industrial – 0.2%
4,630	ProLogis, Inc.	153,855
Rental Auto/Equipment – 0%
1,900	Hertz Global Holdings, Inc.*	24,320
Retail – Apparel and Shoe – 1.0%
4,800	American Eagle Outfitters, Inc.	94,704
5,700	Chico’s FAS, Inc.	84,588
19,000	Foot Locker, Inc.	581,020
1,100	Guess?, Inc.	33,407
2,400	PVH Corp.	186,696
		980,415
Retail – Automobile – 0.1%
2,300	CarMax, Inc.*	59,662
Retail – Building Products – 1.2%
40,500	Lowe’s Cos., Inc.	1,151,820
Retail – Discount – 0.4%
2,000	Target Corp.	116,380
3,600	Wal-Mart Stores, Inc.	250,992
		367,372
Retail – Drug Store – 1.3%
28,100	CVS Caremark Corp.	1,313,113
Retail – Jewelry – 0.2%
5,200	Signet Jewelers, Ltd.	228,852
Retail – Major Department Stores – 0.3%
11,300	J.C. Penney Co., Inc.*	263,403
1,000	Sears Holdings Corp.*	59,700
		323,103
Retail – Miscellaneous/Diversified – 0%
1,000	Sally Beauty Holdings, Inc.*	25,740
Retail – Office Supplies – 0%
3,400	Staples, Inc.	44,370
Retail – Petroleum Products – 0%
800	World Fuel Services Corp.	30,424
Retail – Regional Department Stores – 1.2%
2,800	Dillard’s, Inc. – Class A	178,304
30,700	Macy’s, Inc.	1,054,545
		1,232,849
Savings/Loan/Thrifts – 0.3%
13,700	Hudson City Bancorp, Inc.	87,269
10,300	New York Community Bancorp, Inc.	129,059
6,100	Washington Federal, Inc.	103,029
		319,357
Semiconductor Components/Integrated Circuits – 0.2%
4,600	Analog Devices, Inc.	173,282
2,500	Maxim Integrated Products, Inc.	64,100
		237,382

See Notes to Schedules of Investments and Financial Statements.

56 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares		Value

Semiconductor Equipment – 0.5%
2,100	KLA-Tencor Corp.	$103,425
6,525	Lam Research Corp.*	246,254
7,900	Teradyne, Inc.*	111,074
		460,753
Shipbuilding – 0.3%
6,700	Huntington Ingalls Industries, Inc.*	269,608
Soap and Cleaning Preparations – 0.1%
2,100	Church & Dwight Co., Inc.	116,487
Steel – Producers – 0.5%
700	Carpenter Technology Corp.	33,488
2,000	Commercial Metals Co.	25,280
5,800	Nucor Corp.	219,820
5,200	Reliance Steel & Aluminum Co.	262,600
		541,188
Steel – Specialty – 0.1%
1,800	Allegheny Technologies, Inc.	57,402
Super-Regional Banks – 2.2%
4,600	Capital One Financial Corp.	251,436
4,600	Comerica, Inc.	141,266
13,700	Fifth Third Bancorp	183,580
11,500	Huntington Bancshares, Inc.	73,600
9,300	KeyCorp	71,982
2,383	PNC Financial Services Group, Inc.	145,625
3,500	SunTrust Banks, Inc.	84,805
20,000	U.S. Bancorp	643,200
17,861	Wells Fargo & Co.	597,272
		2,192,766
Telecommunication Equipment – 0.2%
2,000	Harris Corp.	83,700
9,000	Juniper Networks, Inc.*	146,790
		230,490
Telecommunication Equipment – Fiber Optics – 0%
4,000	JDS Uniphase Corp.*	44,000
Telecommunication Services – 0.2%
3,900	Amdocs, Ltd. (U.S. Shares)	115,908
3,400	Level 3 Communications, Inc.*	75,310
		191,218
Telephone – Integrated – 2.6%
39,110	AT&T, Inc.	1,394,663
28,662	CenturyLink, Inc.	1,131,878
4,800	Telephone & Data Systems, Inc.	102,192
		2,628,733
Television – 0.7%
22,600	CBS Corp. – Class B	740,828
Tobacco – 2.4%
20,100	Altria Group, Inc.	694,455
12,200	Philip Morris International, Inc.	1,064,572
15,100	Reynolds American, Inc.	677,537
		2,436,564
Tools – Hand Held – 0.7%
800	Snap-on, Inc.	49,800
10,155	Stanley Black & Decker, Inc.	653,576
		703,376
Toys – 0.4%
10,900	Mattel, Inc.	353,596
Transportation – Equipment & Leasing – 0.1%
2,200	GATX Corp.	84,700
Transportation – Marine – 0.1%
900	Kirby Corp.*	42,372
1,600	Tidewater, Inc.	74,176
		116,548
Transportation – Railroad – 0.2%
5,700	CSX Corp.	127,452
700	Kansas City Southern	48,692
300	Norfolk Southern Corp.	21,531
		197,675
Transportation – Services – 0.1%
1,400	Alexander & Baldwin Holdings, Inc.	74,550
Veterinary Diagnostics – 0.1%
4,100	VCA Antech, Inc.*	90,118
Water – 0.5%
14,700	American Water Works Co., Inc.	503,916
Web Portals/Internet Service Providers – 0.1%
4,800	AOL, Inc.*	134,784
X-Ray Equipment – 0.3%
15,700	Hologic, Inc.*	283,228

Total Common Stock (cost $87,550,867)		98,966,883

Money Market – 0.7%
668,000	Janus Cash Liquidity Fund LLC, 0% (cost $668,000)	668,000

Total Investments (total cost $88,218,867) – 99.9%		99,634,883

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		85,395

Net Assets – 100%		$99,720,278

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,626,836	1.6%
Canada	91,815	0.1%
Guernsey	115,908	0.1%
Ireland	499,244	0.5%
Netherlands	1,056,989	1.1%
Panama	49,488	0.1%
Switzerland	1,452,892	1.5%
United Kingdom	42,102	0.0%
United States††	94,699,609	95.0%

Total	$99,634,883	100.0%

††	Includes Cash Equivalents (94.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 57

Statements of Assets and Liabilities

As of June 30, 2012
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund(1)	INTECH U.S. Core Fund(2)	INTECH U.S. Growth Fund(3)	INTECH U.S. Value Fund(4)

Assets:
Investments at cost	$7,857	$36,594	$281,980	$237,241	$88,219
Unaffiliated investments at value	$7,965	$36,649	$330,961	$290,413	$98,967
Affiliated investments at value	60	234	1,759	1,195	668
Cash	–	29	–	15	–
Cash denominated in foreign currency(5)	6	12	–	–	–
Receivables:
Fund shares sold	1	5	311	78	11
Dividends	22	91	881	554	198
Foreign dividend tax reclaim	5	23	–	–	–
Due from adviser	21	–	–	–	–
Non-interested Trustees’ deferred compensation	–	1	5	5	2
Other assets	–	1	–	2	1
Total Assets	8,080	37,045	333,917	292,262	99,847
Liabilities:
Payables:
Due to custodian	–	–	24	–	15
Investments purchased	19	1	–	–	–
Fund shares repurchased	–	7	171	83	18
Dividends	–	–	–	–	–
Advisory fees	3	11	162	119	40
Fund administration fees	–	–	3	2	1
Internal servicing cost	–	–	1	2	–
Administrative services fees	1	–	34	3	–
Distribution fees and shareholder servicing fees	1	1	9	7	1
Administrative, networking and omnibus fees	–	–	14	76	3
Non-interested Trustees’ fees and expenses	–	–	5	8	1
Non-interested Trustees’ deferred compensation fees	–	1	5	5	2
Accrued expenses and other payables	51	58	219	121	46
Total Liabilities	75	79	647	426	127
Net Assets	$8,005	$36,966	$333,270	$291,836	$99,720

See footnotes at the end of the Statements.

See Notes to Financial Statements.

58 | JUNE 30, 2012

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Statements of Assets and Liabilities  (continued)

As of June 30, 2012
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund(1)	INTECH U.S. Core Fund(2)	INTECH U.S. Growth Fund(3)	INTECH U.S. Value Fund(4)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,823	$41,924	$328,133	$467,387	$96,137
Undistributed net investment income*	36	508	2,133	1,390	1,147
Undistributed net realized loss from investment and foreign currency transactions*	(21)	(5,756)	(47,735)	(231,307)	(8,980)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	167	290	50,739	54,366	11,416
Total Net Assets	$8,005	$36,966	$333,270	$291,836	$99,720
Net Assets - Class A Shares	$931	$445	$13,486	$7,328	$5,494
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	89	66	916	508	541
Net Asset Value Per Share(6)	$10.40	$6.79	$14.72	$14.43	$10.15
Maximum Offering Price Per Share(7)	$11.03	$7.20	$15.62	$15.31	$10.77
Net Assets - Class C Shares	$940	$433	$6,450	$2,742	$147
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91	64	439	197	15
Net Asset Value Per Share(6)	$10.37	$6.78	$14.68	$13.92	$10.14
Net Assets - Class D Shares	$2,124	N/A	$174,853	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	205	N/A	11,861	N/A	N/A
Net Asset Value Per Share	$10.39	N/A	$14.74	N/A	N/A
Net Assets - Class I Shares	$1,897	$35,608	$50,196	$264,411	$93,800
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182	5,258	3,402	18,425	9,202
Net Asset Value Per Share	$10.42	$6.77	$14.75	$14.35	$10.19
Net Assets - Class S Shares	$880	$421	$4,645	$17,270	$221
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85	62	315	1,200	22
Net Asset Value Per Share	$10.39	$6.79	$14.73	$14.39	$10.15
Net Assets - Class T Shares	$1,233	$59	$83,640	$85	$58
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	119	9	5,673	6	6
Net Asset Value Per Share	$10.40	$6.77	$14.74	$14.33	$10.18

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Includes cost of $6,023 and $11,914 for INTECH Global Dividend Fund and INTECH International Fund, respectively.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

60 | JUNE 30, 2012

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Statements of Operations

For the fiscal year or period ended June 30, 2012
(all numbers in thousands)	INTECH Global Dividend Fund(1)	INTECH International Fund(2)	INTECH U.S. Core Fund(3)	INTECH U.S. Growth Fund(4)	INTECH U.S. Value Fund(5)

Investment Income:
Interest	$–	$–	$–	$–	$–
Dividends	212	1,017	6,533	4,948	2,345
Dividends from affiliates	–	1	2	2	1
Foreign tax withheld	(13)	(61)	–	(3)	(8)
Total Investment Income	199	957	6,535	4,947	2,338
Expenses:
Advisory fees	21	173	1,716	1,573	477
Internal servicing expense - Class A Shares	–	–	1	1	–
Internal servicing expense - Class C Shares	–	–	1	1	–
Internal servicing expense - Class I Shares	–	1	2	9	3
Shareholder reports expense	7	1	216	35	11
Transfer agent fees and expenses	5	2	88	20	2
Registration fees	119	70	87	71	69
Custodian fees	13	47	5	9	5
Professional fees	28	37	32	32	31
Non-interested Trustees’ fees and expenses	–	1	10	11	3
Fund administration fees	–	3	31	31	9
Administrative services fees - Class D Shares	1	N/A	202	N/A	N/A
Administrative services fees - Class S Shares	1	1	11	39	1
Administrative services fees - Class T Shares	2	–	188	–	–
Distribution fees and shareholder servicing fees - Class A Shares	1	1	35	22	13
Distribution fees and shareholder servicing fees - Class C Shares	5	3	64	31	1
Distribution fees and shareholder servicing fees - Class S Shares	1	1	11	38	1
Administrative, networking and omnibus fees - Class A Shares	–	–	11	7	1
Administrative, networking and omnibus fees - Class C Shares	–	–	10	4	–
Administrative, networking and omnibus fees - Class I Shares	–	–	29	131	13
Other expenses	12	21	29	26	12
Total Expenses	216	362	2,779	2,091	652
Expense and Fee Offset	–	–	(1)	(1)	–
Net Expenses	216	362	2,778	2,090	652
Less: Excess Expense Reimbursement	(172)	(40)	(1)	–	–
Net Expenses after Expense Reimbursement	44	322	2,777	2,090	652
Net Investment Income	155	635	3,758	2,857	1,686
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(21)	(3,188)	17,076	18,604	2,082
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	168	(290)	(8,376)	(10,496)	(870)
Net Gain/(Loss) on Investments	147	(3,478)	8,700	8,108	1,212
Net Increase/(Decrease) in Net Assets Resulting from Operations	$302	$(2,843)	$12,458	$10,965	$2,898

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Financial Statements.

62 | JUNE 30, 2012

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Statements of Changes in Net Assets

For the fiscal year or period ended June 30, 2012 and	INTECH Global			INTECH U.S.
the fiscal year ended June 30, 2011	Dividend Fund	INTECH International Fund(1)		Core Fund(2)		INTECH U.S. Growth Fund(3)		INTECH U.S. Value Fund(4)
(all numbers in thousands)	2012(5)	2012	2011	2012	2011	2012	2011	2012	2011

Operations:
Net investment income	$155	$635	$146	$3,758	$2,791	$2,857	$2,880	$1,686	$1,449
Net realized gain/(loss) from investment and foreign currency transactions	(21)	(3,188)	1,246	17,076	26,958	18,604	52,703	2,082	8,896
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	168	(290)	733	(8,376)	56,828	(10,496)	51,885	(870)	11,100
Net Increase/(Decrease) in Net Assets Resulting from Operations	302	(2,843)	2,125	12,458	86,577	10,965	107,468	2,898	21,445
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(14)	(4)	(30)	(130)	(98)	(61)	(80)	(75)	(52)
Class C Shares	(15)	(5)	(30)	–	(6)	–	–	–	(3)
Class D Shares	(30)	N/A	N/A	(1,628)	(1,637)	N/A	N/A	N/A	N/A
Class I Shares	(28)	(300)	(21)	(566)	(597)	(2,545)	(3,799)	(1,531)	(1,105)
Class S Shares	(14)	(4)	(30)	(29)	(31)	(72)	(98)	(2)	(2)
Class T Shares	(18)	–	–	(646)	(636)	(1)	(1)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	N/A	–	–	–	–	–	–	–	–
Class C Shares	N/A	–	–	–	–	–	–	–	–
Class D Shares	N/A	N/A	N/A	–	–	N/A	N/A	N/A	N/A
Class I Shares	N/A	–	–	–	–	–	–	–	–
Class S Shares	N/A	–	–	–	–	–	–	–	–
Class T Shares	N/A	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(119)	(313)	(111)	(2,999)	(3,005)	(2,679)	(3,978)	(1,608)	(1,162)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

64 | JUNE 30, 2012

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Statements of Changes in Net Assets  (continued)

For the fiscal year or period ended June 30, 2012 and	INTECH Global			INTECH U.S.
the fiscal year ended June 30, 2011	Dividend Fund	INTECH International Fund(1)		Core Fund(2)		INTECH U.S. Growth Fund(3)		INTECH U.S. Value Fund(4)
(all numbers in thousands)	2012(5)	2012	2011	2012	2011	2012	2011	2012	2011

Capital Share Transactions:
Shares Sold
Class A Shares	882	–	–	3,096	3,916	1,732	1,983	1,133	1,061
Class C Shares	897	488	71	1,060	479	412	131	67	136
Class D Shares	2,274	N/A	N/A	22,664	18,484	N/A	N/A	N/A	N/A
Class I Shares	1,914	21,044	19,493	12,645	9,273	20,446	35,392	9,047	16,363
Class S Shares	833	8	1	1,503	868	8,006	2,020	–	–
Class T Shares	1,188	22	29	22,524	14,956	81	51	40	–
Redemption Fees
Class D Shares	N/A	N/A	N/A	10	5	N/A	N/A	N/A	N/A
Class I Shares	N/A	24	–	4	1	10	10	–	–
Class S Shares	N/A	–	–	2	–	2	1	–	–
Class T Shares	N/A	–	–	8	5	–	–	–	–
Reinvested Dividends and Distributions
Class A Shares	14	4	30	116	91	55	77	74	52
Class C Shares	15	5	30	–	2	–	–	–	2
Class D Shares	30	N/A	N/A	1,610	1,620	N/A	N/A	N/A	N/A
Class I Shares	28	300	21	395	434	2,069	2,862	1,494	1,070
Class S Shares	14	4	29	29	31	72	97	2	2
Class T Shares	18	–	–	637	622	1	–	–	–
Shares Repurchased
Class A Shares	–	–	(1,693)	(4,716)	(4,178)	(3,940)	(7,675)	(832)	(904)
Class C Shares	–	(451)	(1,670)	(1,544)	(2,079)	(1,397)	(1,535)	(133)	(343)
Class D Shares	(201)	N/A	N/A	(27,638)	(25,970)	N/A	N/A	N/A	N/A
Class I Shares	(75)	(3,664)	(502)	(19,545)	(19,601)	(88,878)	(189,101)	(11,586)	(8,920)
Class S Shares	N/A	(7)	(1,666)	(1,908)	(1,197)	(5,580)	(8,161)	–	(59)
Class T Shares	(9)	–	–	(16,423)	(18,434)	(54)	(15)	(1)	(26)
Net Increase/(Decrease) from Capital Share Transactions	7,822	17,777	14,173	(5,471)	(20,672)	(66,963)	(163,863)	(695)	8,434
Net Increase/(Decrease) in Net Assets	8,005	14,621	16,187	3,988	62,900	(58,677)	(60,373)	595	28,717
Net Assets:
Beginning of period	–	22,345	6,158	329,282	266,382	350,513	410,886	99,125	70,408
End of period	$8,005	$36,966	$22,345	$333,270	$329,282	$291,836	$350,513	$99,720	$99,125

Undistributed Net Investment Income*	$36	$508	$158	$2,133	$1,375	$1,390	$1,209	$1,147	$1,068

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Period from December 15, 2011 (inception date) through June 30, 2012.

See Notes to Financial Statements.

66 | JUNE 30, 2012

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Financial Highlights

Class A Shares

INTECH Global
Dividend Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.35
Total from Investment Operations	0.57
Less Distributions:
Dividends (from net investment income)*	(0.17)
Distributions (from capital gains)*	–
Total Distributions	(0.17)
Net Asset Value, End of Period	$10.40
Total Return**	5.70%
Net Assets, End of Period (in thousands)	$931
Average Net Assets for the Period (in thousands)	$881
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.56%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%
Ratio of Net Investment Income to Average Net Assets***	4.01%
Portfolio Turnover Rate	24%

Class A Shares

For a share outstanding during each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH International Fund(2)
fiscal year or period ended July 31	2012	2011	2010(3)	2009	2008	2007(4)

Net Asset Value, Beginning of Period	$8.10	$6.16	$6.56	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income	0.12	0.66	0.13	0.16	0.20	0.08
Net gain/(loss) on investments (both realized and unrealized)	(1.36)	1.39	(0.47)	(2.31)	(1.01)	(0.15)
Total from Investment Operations	(1.24)	2.05	(0.34)	(2.15)	(0.81)	(0.07)
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.11)	(0.06)	(0.26)	(0.15)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.07)	(0.11)	(0.06)	(0.26)	(0.15)	–
Net Asset Value, End of Period	$6.79	$8.10	$6.16	$6.56	$8.97	$9.93
Total Return**	(15.33)%	33.42%	(5.32)%	(23.53)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$445	$526	$1,684	$1,836	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$452	$1,910	$1,900	$1,632	$2,507	$2,490
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.42%	3.22%	4.61%	6.45%	4.18%	6.11%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.26%	1.07%(5)	0.74%(5)	0.64%(5)	0.91%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.07%(5)	0.73%(5)	0.64%(5)	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	1.72%	2.05%	1.87%	2.62%	1.92%	3.20%
Portfolio Turnover Rate	140%	179%	119%^	115%	105%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from May 2, 2007 (inception date) through July 31, 2007.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.32% and 1.25%, respectively, in 2011, 1.26% and 1.25%, respectively, in 2010 and 0.93% and 0.93%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

68 | JUNE 30, 2012

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	INTECH U.S. Core Fund(1)
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$14.31	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	0.15	0.10	0.07	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.39	3.58	0.16	1.25
Total from Investment Operations	0.54	3.68	0.23	1.30
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.09)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.13)	(0.09)	(0.07)	–
Net Asset Value, End of Period	$14.72	$14.31	$10.72	$10.56
Total Return**	3.83%	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$13,486	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$13,834	$13,331	$12,844	$14,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	0.98%	1.15%	1.25%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.99%	0.98%	1.06%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.98%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	1.03%	0.82%	0.85%	1.20%
Portfolio Turnover Rate	73%	93%	80%^	111%

Class A Shares

For a share outstanding during each fiscal year ended June 30, the
eleven-month fiscal period ended June 30, 2010 and each fiscal	INTECH U.S. Growth Fund(4)
year ended July 31	2012	2011	2010(5)	2009	2008	2007

Net Asset Value, Beginning of Period	$14.07	$10.52	$9.80	$12.88	$14.45	$12.81
Income from Investment Operations:
Net investment income	0.16	0.23	0.14	0.14	0.09	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.29	3.44	0.64	(3.11)	(0.94)	1.62
Total from Investment Operations	0.45	3.67	0.78	(2.97)	(0.85)	1.68
Less Distributions:
Dividends (from net investment income)*	(0.09)	(0.12)	(0.06)	(0.11)	(0.08)	(0.04)
Distributions (from capital gains)*	–	–	–	–	(0.64)	–
Total Distributions	(0.09)	(0.12)	(0.06)	(0.11)	(0.72)	(0.04)
Net Asset Value, End of Period	$14.43	$14.07	$10.52	$9.80	$12.88	$14.45
Total Return**	3.26%	35.03%	7.97%	(22.92)%	(6.54)%	13.10%
Net Assets, End of Period (in thousands)	$7,328	$9,208	$11,914	$18,215	$34,231	$50,000
Average Net Assets for the Period (in thousands)	$8,624	$9,550	$17,116	$20,041	$47,093	$39,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.86%	0.90%	0.82%	0.78%	0.81%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.92%	0.86%	0.90%	0.82%	0.78%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.86%	0.90%	0.82%	0.78%	0.81%
Ratio of Net Investment Income to Average Net Assets***	0.65%	0.62%	0.71%	1.01%	0.57%	0.54%
Portfolio Turnover Rate	84%	96%	117%^	119%	125%	113%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 69

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each fiscal year ended June 30, the
eleven-month fiscal period ended June 30, 2010 and each fiscal	INTECH U.S. Value Fund(1)
year ended July 31	2012	2011	2010(2)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.03	$7.85	$7.36	$9.88	$11.68	$10.64
Income from Investment Operations:
Net investment income	0.15	0.13	0.10	0.15	0.14	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.11	2.16	0.43	(2.35)	(1.58)	1.05
Total from Investment Operations	0.26	2.29	0.53	(2.20)	(1.44)	1.21
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.11)	(0.04)	(0.32)	(0.13)	(0.15)
Distributions (from capital gains)*	–	–	–	–	(0.23)	(0.02)
Total Distributions	(0.14)	(0.11)	(0.04)	(0.32)	(0.36)	(0.17)
Net Asset Value, End of Period	$10.15	$10.03	$7.85	$7.36	$9.88	$11.68
Total Return**	2.71%	29.23%	7.21%	(22.01)%	(12.78)%	11.38%
Net Assets, End of Period (in thousands)	$5,494	$4,980	$3,694	$3,440	$1,032	$538
Average Net Assets for the Period (in thousands)	$5,099	$4,598	$3,815	$1,762	$680	$414
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.95%	1.05%	1.33%	1.17%	1.35%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.92%	0.95%	1.01%	0.74%	0.85%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.95%	1.01%	0.74%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.54%	1.38%	1.26%	2.28%	2.08%	1.64%
Portfolio Turnover Rate	100%	108%	92%^	100%	78%	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

70 | JUNE 30, 2012

Class C Shares

INTECH Global
Dividend Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.35
Total from Investment Operations	0.54
Less Distributions:
Dividends (from net investment income)*	(0.17)
Distributions (from capital gains)*	–
Total Distributions	(0.17)
Net Asset Value, End of Period	$10.37
Total Return**	5.36%
Net Assets, End of Period (in thousands)	$940
Average Net Assets for the Period (in thousands)	$900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.25%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%
Ratio of Net Investment Income to Average Net Assets***	3.37%
Portfolio Turnover Rate	24%

Class C Shares

For a share outstanding during each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH International Fund(2)
fiscal year or period ended July 31	2012	2011	2010(3)	2009	2008	2007(4)

Net Asset Value, Beginning of Period	$8.11	$6.17	$6.57	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income	0.17	0.58	0.13	0.16	0.13	0.06
Net gain/(loss) on investments (both realized and unrealized)	(1.43)	1.47	(0.47)	(2.30)	(1.01)	(0.15)
Total from Investment Operations	(1.26)	2.05	(0.34)	(2.14)	(0.88)	(0.09)
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.11)	(0.06)	(0.22)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.07)	(0.11)	(0.06)	(0.22)	(0.10)	–
Net Asset Value, End of Period	$6.78	$8.11	$6.17	$6.57	$8.93	$9.91
Total Return**	(15.55)%	33.37%	(5.31)%	(23.61)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$433	$563	$1,642	$1,737	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$574	$1,877	$1,827	$1,552	$2,485	$2,487
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.71%	3.96%	5.33%	7.20%	4.93%	6.86%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.47%	1.21%(5)	0.73%(5)	0.70%(5)	1.66%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.47%	1.21%(5)	0.73%(5)	0.69%(5)	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets***	1.33%	1.92%	1.88%	2.56%	1.17%	2.45%
Portfolio Turnover Rate	140%	179%	119%^	115%	105%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from May 2, 2007 (inception date) through July 31, 2007.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.07% and 2.00%, respectively, in 2011, 2.00% and 2.00%, respectively, in 2010 and 1.68% and 1.68%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 71

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	INTECH U.S. Core Fund(1)
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$14.26	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	0.03	–	0.03	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.39	3.56	0.16	1.26
Total from Investment Operations	0.42	3.56	0.19	1.28
Less Distributions:
Dividends (from net investment income)*	–	(0.01)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	(0.01)	(0.02)	–
Net Asset Value, End of Period	$14.68	$14.26	$10.71	$10.54
Total Return**	2.95%	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$6,450	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$6,402	$6,690	$7,678	$8,527
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	1.80%	1.56%	2.17%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.83%	1.80%	1.56%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.83%	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.20%	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate	73%	93%	80%^	111%

Class C Shares

For a share outstanding during each fiscal year ended June 30, the
eleven-month fiscal period ended June 30, 2010 and each fiscal	INTECH U.S. Growth Fund(4)
year ended July 31	2012	2011	2010(5)	2009	2008	2007

Net Asset Value, Beginning of Period	$13.58	$10.15	$9.50	$12.45	$14.03	$12.51
Income from Investment Operations:
Net investment income/(loss)	(0.28)	(0.22)	(0.14)	(0.05)	(0.11)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.62	3.65	0.81	(2.88)	(0.83)	1.53
Total from Investment Operations	0.34	3.43	0.67	(2.93)	(0.94)	1.52
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.02)	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	(0.64)	–
Redemption fees	–	–	–(6)	–	–	–
Total Distributions and Other	–	–	(0.02)	(0.02)	(0.64)	–
Net Asset Value, End of Period	$13.92	$13.58	$10.15	$9.50	$12.45	$14.03
Total Return**	2.50%	33.79%	7.05%	(23.53)%	(7.31)%	12.15%
Net Assets, End of Period (in thousands)	$2,742	$3,717	$3,928	$4,921	$8,767	$15,250
Average Net Assets for the Period (in thousands)	$3,089	$4,005	$4,571	$5,469	$12,982	$14,549
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.71%	1.71%	2.82%	1.67%	1.60%	1.59%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.71%	1.71%	1.93%	1.62%	1.60%	1.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.70%	1.93%	1.62%	1.60%	1.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	(0.25)%	(0.32)%	0.21%	(0.25)%	(0.22)%
Portfolio Turnover Rate	84%	96%	117%^	119%	125%	113%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

72 | JUNE 30, 2012

Class C Shares

For a share outstanding during each fiscal year ended June 30, the
eleven-month fiscal period ended June 30, 2010 and each fiscal	INTECH U.S. Value Fund(1)
year ended July 31	2012	2011	2010(2)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.94	$7.81	$7.35	$9.78	$11.61	$10.60
Income from Investment Operations:
Net investment income	0.18	0.14	0.03	0.12	0.23	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.02	2.05	0.45	(2.34)	(1.75)	1.05
Total from Investment Operations	0.20	2.19	0.48	(2.22)	(1.52)	1.12
Less Distributions:
Dividends (from net investment income)*	–	(0.06)	(0.02)	(0.21)	(0.08)	(0.09)
Distributions (from capital gains)*	–	–	–	–	(0.23)	(0.02)
Total Distributions	–	(0.06)	(0.02)	(0.21)	(0.31)	(0.11)
Net Asset Value, End of Period	$10.14	$9.94	$7.81	$7.35	$9.78	$11.61
Total Return**	2.01%	28.03%	6.51%	(22.52)%	(13.49)%	10.52%
Net Assets, End of Period (in thousands)	$147	$217	$330	$281	$342	$1,510
Average Net Assets for the Period (in thousands)	$164	$432	$324	$266	$860	$577
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.74%	1.80%	1.99%	1.96%	2.05%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.61%	1.74%	1.76%	1.47%	1.60%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.61%	1.74%	1.76%	1.47%	1.60%	1.60%
Ratio of Net Investment Income to Average Net Assets***	0.81%	0.58%	0.51%	1.94%	1.36%	0.80%
Portfolio Turnover Rate	100%	108%	92%^	100%	78%	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 73

Financial Highlights  (continued)

Class D Shares

INTECH Global
Dividend Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.21
Net gain/(loss) on investments (both realized and unrealized)	0.35
Total from Investment Operations	0.56
Less Distributions:
Dividends (from net investment income)*	(0.17)
Distributions (from capital gains)*	–
Total Distributions	(0.17)
Net Asset Value, End of Period	$10.39
Total Return**	5.60%
Net Assets, End of Period (in thousands)	$2,124
Average Net Assets for the Period (in thousands)	$1,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.98%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.32%
Ratio of Net Investment Income to Average Net Assets***	4.09%
Portfolio Turnover Rate	24%

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended	INTECH U.S. Core Fund(2)
June 30, 2010	2012	2011	2010(3)

Net Asset Value, Beginning of Period	$14.32	$10.74	$10.95
Income from Investment Operations:
Net investment income	0.17	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.39	3.59	(0.26)
Total from Investment Operations	0.56	3.72	(0.21)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.14)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(4)	–(4)	–(4)
Total Distributions and Other	(0.14)	(0.14)	–
Net Asset Value, End of Period	$14.74	$14.32	$10.74
Total Return**	3.96%	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$174,853	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$168,338	$156,479	$150,392
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.82%	0.61%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.84%	0.82%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.82%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.20%	0.96%	1.22%
Portfolio Turnover Rate	73%	93%	80%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Period from February 16, 2010 (inception date) through June 30, 2010.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

74 | JUNE 30, 2012

Class I Shares

INTECH Global
Dividend Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.23
Net gain/(loss) on investments (both realized and unrealized)	0.36
Total from Investment Operations	0.59
Less Distributions:
Dividends (from net investment income)*	(0.17)
Distributions (from capital gains)*	–
Total Distributions	(0.17)
Net Asset Value, End of Period	$10.42
Total Return**	5.90%
Net Assets, End of Period (in thousands)	$1,897
Average Net Assets for the Period (in thousands)	$1,542
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.07%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%
Ratio of Net Investment Income to Average Net Assets***	4.64%
Portfolio Turnover Rate	24%

Class I Shares

For a share outstanding during each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH International Fund(2)
fiscal year or period ended July 31	2012	2011	2010(3)	2009	2008	2007(4)

Net Asset Value, Beginning of Period	$8.06	$6.14	$6.55	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income	0.12	0.03	0.13	0.15	0.22	0.09
Net gain/(loss) on investments (both realized and unrealized)	(1.35)	2.00	(0.48)	(2.30)	(1.01)	(0.16)
Total from Investment Operations	(1.23)	2.03	(0.35)	(2.15)	(0.79)	(0.07)
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.11)	(0.06)	(0.28)	(0.16)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(5)	–	–(5)	–	–	–
Total Distributions and Other	(0.06)	(0.11)	(0.06)	(0.28)	(0.16)	–
Net Asset Value, End of Period	$6.77	$8.06	$6.14	$6.55	$8.98	$9.93
Total Return**	(15.18)%	33.20%	(5.48)%	(23.56)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$35,608	$20,713	$1,180	$2,327	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$29,910	$1,393	$2,223	$1,935	$2,694	$2,491
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	3.08%	4.68%	6.34%	3.92%	5.86%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.00%	0.86%	1.00%	0.68%	0.66%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	0.86%	1.00%	0.68%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets***	2.05%	2.28%	1.38%	2.65%	2.18%	3.45%
Portfolio Turnover Rate	140%	179%	119%^	115%	105%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from May 2, 2007 (inception date) through July 31, 2007.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 75

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	INTECH U.S. Core Fund(1)
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$14.33	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	0.20	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.37	3.57	0.16	1.26
Total from Investment Operations	0.57	3.73	0.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.15)	(0.09)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.15)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$14.75	$14.33	$10.75	$10.57
Total Return**	4.06%	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$50,196	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$52,297	$53,512	$51,959	$49,319
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%	0.72%	0.53%	0.80%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.72%	0.72%	0.53%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.72%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.31%	1.07%	1.37%	1.49%
Portfolio Turnover Rate	73%	93%	80%^	111%

Class I Shares

For a share outstanding during each fiscal year ended
June 30, the eleven-month fiscal period ended June 30,	INTECH U.S. Growth Fund(5)
2010 and each fiscal year ended July 31	2012	2011	2010(6)	2009	2008	2007

Net Asset Value, Beginning of Period	$13.97	$10.45	$9.72	$12.84	$14.40	$12.76
Income from Investment Operations:
Net investment income	0.13	0.13	0.12	0.12	0.11	0.08
Net gain/(loss) on investments (both realized and unrealized)	0.37	3.55	0.69	(3.07)	(0.93)	1.63
Total from Investment Operations	0.50	3.68	0.81	(2.95)	(0.82)	1.71
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.16)	(0.08)	(0.17)	(0.10)	(0.07)
Distributions (from capital gains)*	–	–	–	–	(0.64)	–
Redemption fees	–(4)	–(4)	–(4)	–(4)	–	–(4)
Total Distributions and Other	(0.12)	(0.16)	(0.08)	(0.17)	(0.74)	(0.07)
Net Asset Value, End of Period	$14.35	$13.97	$10.45	$9.72	$12.84	$14.40
Total Return**	3.64%	35.31%	8.29%	(22.76)%	(6.33)%	13.39%
Net Assets, End of Period (in thousands)	$264,411	$323,567	$379,401	$807,347	$1,224,054	$1,223,851
Average Net Assets for the Period (in thousands)	$287,232	$329,686	$768,204	$857,115	$1,288,020	$981,873
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.63%	0.62%	0.55%	0.53%	0.56%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.62%	0.63%	0.61%	0.55%	0.53%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.63%	0.61%	0.55%	0.53%	0.56%
Ratio of Net Investment Income to Average Net Assets***	0.95%	0.84%	1.00%	1.30%	0.79%	0.77%
Portfolio Turnover Rate	84%	96%	117%^	119%	125%	113%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Formerly named INTECH Risk-Managed Growth Fund.
(6)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

76 | JUNE 30, 2012

Class I Shares

For a share outstanding during each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH U.S. Value Fund(1)
fiscal year ended July 31	2012	2011	2010(2)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.07	$7.89	$7.37	$9.91	$11.70	$10.66
Income from Investment Operations:
Net investment income	0.17	0.15	0.11	0.18	0.22	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.12	2.16	0.45	(2.38)	(1.64)	1.04
Total from Investment Operations	0.29	2.31	0.56	(2.20)	(1.42)	1.24
Less Distributions and Other:
Dividends (from net investment income)*	(0.17)	(0.13)	(0.04)	(0.34)	(0.14)	(0.18)
Distributions (from capital gains)*	–	–	–	–	(0.23)	(0.02)
Redemption fees	–(3)	–	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.17)	(0.13)	(0.04)	(0.34)	(0.37)	(0.20)
Net Asset Value, End of Period	$10.19	$10.07	$7.89	$7.37	$9.91	$11.70
Total Return**	2.96%	29.38%	7.62%	(21.96)%	(12.54)%	11.58%
Net Assets, End of Period (in thousands)	$93,800	$93,695	$66,137	$59,647	$63,472	$47,593
Average Net Assets for the Period (in thousands)	$89,976	$84,034	$69,502	$53,614	$57,513	$31,496
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.68%	0.77%	0.96%	0.90%	1.09%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.67%	0.68%	0.75%	0.61%	0.60%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.68%	0.75%	0.61%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.78%	1.64%	1.53%	2.79%	2.34%	1.87%
Portfolio Turnover Rate	100%	108%	92%^	100%	78%	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 77

Financial Highlights  (continued)

Class S Shares

INTECH Global
Dividend Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.21
Net gain/(loss) on investments (both realized and unrealized)	0.35
Total from Investment Operations	0.56
Less Distributions:
Dividends (from net investment income)*	(0.17)
Distributions (from capital gains)*	–
Total Distributions	(0.17)
Net Asset Value, End of Period	$10.39
Total Return**	5.60%
Net Assets, End of Period (in thousands)	$880
Average Net Assets for the Period (in thousands)	$872
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.82%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%
Ratio of Net Investment Income to Average Net Assets***	3.77%
Portfolio Turnover Rate	24%

Class S Shares

For a share outstanding during each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH International Fund(2)
fiscal year or period ended July 31	2012	2011	2010(3)	2009	2008	2007(4)

Net Asset Value, Beginning of Period	$8.12	$6.16	$6.56	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income	0.10	0.70	0.13	0.16	0.18	0.07
Net gain/(loss) on investments (both realized and unrealized)	(1.36)	1.37	(0.47)	(2.30)	(1.02)	(0.15)
Total from Investment Operations	(1.26)	2.07	(0.34)	(2.14)	(0.84)	(0.08)
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.11)	(0.06)	(0.25)	(0.13)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.07)	(0.11)	(0.06)	(0.25)	(0.13)	–
Net Asset Value, End of Period	$6.79	$8.12	$6.16	$6.56	$8.95	$9.92
Total Return**	(15.54)%	33.75%	(5.32)%	(23.54)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$421	$498	$1,642	$1,733	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$432	$1,870	$1,831	$1,551	$2,477	$2,489
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.66%	3.46%	4.83%	6.66%	4.43%	6.36%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.44%	1.07%(5)	0.73%(5)	0.65%(5)	1.16%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.44%	1.07%(5)	0.72%(5)	0.65%(5)	1.15%	1.15%
Ratio of Net Investment Income to Average Net Assets***	1.52%	2.05%	1.89%	2.60%	1.67%	2.95%
Portfolio Turnover Rate	140%	179%	119%^	115%	105%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from May 2, 2007 (inception date) through July 31, 2007.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.58% and 1.50%, respectively, in 2011, 1.51% and 1.50%, respectively, in 2010 and 1.18% and 1.18%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

78 | JUNE 30, 2012

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	INTECH U.S. Core Fund(1)
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$14.29	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income/(loss)	0.12	0.08	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.40	3.57	0.17	1.25
Total from Investment Operations	0.52	3.65	0.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(0.09)	(0.09)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	0.01	–(4)	–(4)	–(4)
Total Distributions and Other	(0.08)	(0.09)	(0.06)	–
Net Asset Value, End of Period	$14.73	$14.29	$10.73	$10.55
Total Return**	3.75%	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$4,645	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$4,525	$4,423	$4,677	$5,179
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.18%	1.03%	1.27%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.16%	1.18%	1.03%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.18%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.88%	0.61%	0.89%	1.02%
Portfolio Turnover Rate	73%	93%	80%^	111%

Class S Shares

For a share outstanding during each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH U.S. Growth Fund(5)
fiscal year ended July 31	2012	2011	2010(6)	2009	2008	2007

Net Asset Value, Beginning of Period	$14.02	$10.48	$9.77	$12.81	$14.36	$12.75
Income from Investment Operations:
Net investment income/(loss)	(0.06)	0.33	0.20	0.33	0.11	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.49	3.31	0.56	(3.30)	(0.98)	1.58
Total from Investment Operations	0.43	3.64	0.76	(2.97)	(0.87)	1.62
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.10)	(0.05)	(0.07)	(0.04)	(0.01)
Distributions (from capital gains)*	–	–	–	–	(0.64)	–
Redemption fees	–(4)	–(4)	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.06)	(0.10)	(0.05)	(0.07)	(0.68)	(0.01)
Net Asset Value, End of Period	$14.39	$14.02	$10.48	$9.77	$12.81	$14.36
Total Return**	3.14%	34.77%	7.73%	(23.09)%	(6.68)%	12.72%
Net Assets, End of Period (in thousands)	$17,270	$13,963	$15,629	$20,051	$70,963	$154,057
Average Net Assets for the Period (in thousands)	$15,590	$14,606	$18,507	$40,058	$117,236	$151,536
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.07%	1.12%	1.04%	1.02%	1.05%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.07%	1.07%	1.12%	1.04%	1.02%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.07%	1.12%	1.04%	1.02%	1.05%
Ratio of Net Investment Income to Average Net Assets***	0.52%	0.40%	0.49%	0.77%	0.36%	0.31%
Portfolio Turnover Rate	84%	96%	117%^	119%	125%	113%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Formerly named INTECH Risk-Managed Growth Fund.
(6)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 79

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each fiscal year ended June 30, the
eleven-month fiscal period ended June 30, 2010 and each fiscal	INTECH U.S. Value Fund(1)
year ended July 31	2012	2011	2010(2)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.02	$7.85	$7.37	$9.86	$11.66	$10.63
Income from Investment Operations:
Net investment income	0.13	0.15	0.08	0.17	0.20	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.11	2.11	0.44	(2.38)	(1.67)	1.00
Total from Investment Operations	0.24	2.26	0.52	(2.21)	(1.47)	1.17
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.09)	(0.04)	(0.28)	(0.10)	(0.12)
Distributions (from capital gains)*	–	–	–	–	(0.23)	(0.02)
Total Distributions	(0.11)	(0.09)	(0.04)	(0.28)	(0.33)	(0.14)
Net Asset Value, End of Period	$10.15	$10.02	$7.85	$7.37	$9.86	$11.66
Total Return**	2.48%	28.81%	7.00%	(22.15)%	(12.98)%	11.00%
Net Assets, End of Period (in thousands)	$221	$216	$214	$200	$257	$295
Average Net Assets for the Period (in thousands)	$208	$254	$225	$192	$284	$294
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.15%	1.17%	1.27%	1.44%	1.41%	1.62%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.09%	1.17%	1.26%	0.97%	1.10%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.17%	1.26%	0.97%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets***	1.36%	1.16%	1.02%	2.43%	1.84%	1.43%
Portfolio Turnover Rate	100%	108%	92%^	100%	78%	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

80 | JUNE 30, 2012

Class T Shares

INTECH Global
Dividend Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.35
Total from Investment Operations	0.57
Less Distributions:
Dividends (from net investment income)*	(0.17)
Distributions (from capital gains)*	–
Total Distributions	(0.17)
Net Asset Value, End of Period	$10.40
Total Return**	5.70%
Net Assets, End of Period (in thousands)	$1,233
Average Net Assets for the Period (in thousands)	$1,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.53%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.09%
Portfolio Turnover Rate	24%

Class T Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	INTECH International Fund(2)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$8.09	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income	0.06	0.17	0.12	–
Net gain/(loss) on investments (both realized and unrealized)	(1.31)	1.87	(0.45)	0.62
Total from Investment Operations	(1.25)	2.04	(0.33)	0.62
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.07)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$6.77	$8.09	$6.16	$6.55
Total Return**	(15.47)%	33.26%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$59	$45	$10	$1
Average Net Assets for the Period (in thousands)	$40	$29	$8	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.41%	2.41%	4.81%	13.96%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.25%	0.54%(5)	0.32%(5)	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%	0.54%(5)	0.31%(5)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.80%	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate	140%	179%	119%^	115%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 0.91% and 1.25%, respectively, in 2011 and 1.26% and 1.25%, respectively, in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 81

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	INTECH U.S. Core Fund(1)
and each fiscal year ended October 31	2012	2011	2010(2)	2009	2008	2007

Net Asset Value, Beginning of Period	$14.31	$10.74	$10.56	$10.21	$17.38	$16.46
Income from Investment Operations:
Net investment income	0.15	0.12	0.12	0.18	0.24	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.40	3.58	0.14	0.46	(5.75)	1.71
Total from Investment Operations	0.55	3.70	0.26	0.64	(5.51)	1.91
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.13)	(0.08)	(0.29)	(0.24)	(0.12)
Distributions (from capital gains)*	–	–	–	–	(1.42)	(0.87)
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.12)	(0.13)	(0.08)	(0.29)	(1.66)	(0.99)
Net Asset Value, End of Period	$14.74	$14.31	$10.74	$10.56	$10.21	$17.38
Total Return**	3.93%	34.53%	2.39%	6.70%	(34.82)%	12.11%
Net Assets, End of Period (in thousands)	$83,640	$74,483	$58,922	$222,932	$246,935	$512,837
Average Net Assets for the Period (in thousands)	$75,220	$66,619	$140,726	$215,954	$386,247	$543,933
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.91%	0.92%	0.79%	0.91%	0.75%	0.77%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.91%	0.92%	0.79%	0.91%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.92%	0.79%	0.91%	0.75%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.14%	0.87%	1.16%	1.78%	1.55%	1.08%
Portfolio Turnover Rate	73%	93%	80%^	111%	74%	109%

Class T Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	INTECH U.S. Growth Fund(4)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$13.96	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	0.12	0.11	0.06	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.33	3.54	0.73	0.77
Total from Investment Operations	0.45	3.65	0.79	0.78
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.17)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	0.02	–	–	–
Total Distributions and Other	(0.08)	(0.17)	(0.07)	–
Net Asset Value, End of Period	$14.33	$13.96	$10.48	$9.76
Total Return**	3.45%	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$85	$58	$14	$1
Average Net Assets for the Period (in thousands)	$74	$33	$10	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.76%	0.85%	0.86%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.81%	0.76%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.76%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.79%	0.63%	0.67%	0.72%
Portfolio Turnover Rate	84%	96%	117%^	119%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

82 | JUNE 30, 2012

Class T Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	INTECH U.S. Value Fund(1)
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.05	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income	0.13	0.15	0.05	0.01
Net gain on investments (both realized and unrealized)	0.13	2.15	0.49	0.73
Total from Investment Operations	0.26	2.30	0.54	0.74
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.12)	(0.04)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.13)	(0.12)	(0.04)	–
Net Asset Value, End of Period	$10.18	$10.05	$7.87	$7.37
Total Return**	2.73%	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$58	$17	$33	$1
Average Net Assets for the Period (in thousands)	$36	$35	$20	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.95%	0.99%	1.47%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.89%	0.95%	1.00%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.95%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.54%	1.39%	1.20%	2.08%
Portfolio Turnover Rate	100%	108%	92%^	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Mathematical Funds | 83

Notes to Schedules of Investments

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

FDR	Fixed Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
ß	Security is illiquid.

84 | JUNE 30, 2012

°°  Schedule of Fair Valued Securities (as of June 30, 2012)

		Value as a %
	Value	of Net Assets

INTECH International Fund(a)
Echo Entertainment Group, Ltd.	$655	0.0%
International Power PLC	50,080	0.1%
Veripos, Inc.	1,349	0.0%

	$52,084	0.1%

(a)	Formerly named INTECH Risk-Managed International Fund.

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
INTECH Global Dividend Fund
Common Stock
Aerospace and Defense	$204,907	$10,511	$–
Aerospace and Defense – Equipment	–	9,077	–
Airlines	–	8,088	–
Appliances	42,812	61,780	–
Athletic Footwear	–	6,296	–
Automotive – Cars and Light Trucks	–	26,575	–
Automotive – Medium and Heavy Duty Trucks	–	11,389	–
Beverages – Non-Alcoholic	–	29,209	–
Building – Heavy Construction	–	53,021	–
Building and Construction – Miscellaneous	–	56,495	–
Building and Construction Products – Miscellaneous	–	20,732	–
Building Products – Cement and Aggregate	–	85,672	–
Building Products – Doors and Windows	–	6,732	–
Casino Hotels	–	10,072	–
Casino Services	–	24,400	–
Cellular Telecommunications	10,879	36,515	–
Chemicals – Diversified	5,057	54,387	–
Chemicals – Specialty	–	4,124	–
Commercial Banks	236,396	420,711	–
Consumer Products – Miscellaneous	57,508	19,010	–
Containers – Paper and Plastic	–	15,447	–
Diversified Financial Services	–	7,856	–
Diversified Minerals	–	37,975	–
Diversified Operations	54,684	173,585	–
Diversified Operations – Commercial Services	–	26,659	–
Electric – Distribution	–	7,460	–
Electric – Generation	–	15,738	–
Electric – Integrated	624,718	138,668	–
Electric – Transmission	–	21,418	–
Electronic Components – Semiconductors	36,388	41,922	–
Engineering – Research and Development Services	–	58,365	–
Enterprise Software/Services	16,254	22,044	–
Finance – Credit Card	–	18,547	–
Finance – Investment Bankers/Brokers	–	7,083	–
Finance – Other Services	25,909	57,479	–
Food – Miscellaneous/Diversified	88,351	39,516	–
Food – Retail	–	80,407	–
Food – Wholesale/Distribution	20,867	18,158	–
Gas – Transportation	125,505	156,357	–
Human Resources	–	25,608	–
Import/Export	–	263,970	–
Investment Companies	–	20,590	–
Investment Management and Advisory Services	42,578	10,310	–
Life and Health Insurance	112,624	87,938	–

Janus Mathematical Funds | 85

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Lottery Services	–	36,363	–
Machinery – Construction and Mining	–	11,821	–
Machinery – General Industrial	–	21,091	–
Medical – Drugs	397,841	307,405	–
Medical Products	–	19,027	–
Metal – Diversified	–	31,038	–
Mining Services	–	6,209	–
MRI and Medical Diagnostic Imaging Center	–	9,961	–
Multi-Line Insurance	53,298	56,965	–
Multimedia	–	22,988	–
Oil – Field Services	–	25,153	–
Oil and Gas Drilling	–	123,726	–
Oil Companies – Integrated	45,991	98,924	–
Oil Refining and Marketing	–	14,016	–
Printing – Commercial	–	6,686	–
Property and Casualty Insurance	–	66,444	–
Public Thoroughfares	–	21,476	–
Publishing – Newspapers	–	12,355	–
Publishing – Periodicals	–	20,259	–
Real Estate Management/Services	–	8,433	–
Real Estate Operating/Development	7,003	122,749	–
Reinsurance	–	122,475	–
Retail – Apparel and Shoe	–	17,372	–
Retail – Convenience Stores	–	34,988	–
Retail – Discount	–	8,959	–
Retail – Major Department Stores	–	71,075	–
Retail – Restaurants	132,795	10,406	–
Rubber – Tires	–	7,913	–
Satellite Telecommunications	–	16,486	–
Shipbuilding	–	33,707	–
Silver Mining	–	14,066	–
Soap and Cleaning Preparations	–	41,290	–
Telecommunication Services	123,340	117,079	–
Telephone – Integrated	82,071	256,685	–
Tobacco	537,756	208,851	–
Transportation – Services	–	46,532	–
Travel Services	–	9,915	–
Water	–	31,094	–
Wireless Equipment	–	20,831	–
All Other	416,522	–	–

Preferred Stock	–	41,476	–

Rights	880	–	–

Money Market	–	60,000	–

Total Investments in Securities	$3,502,934	$4,522,185	$–

Investments in Securities:
INTECH International Fund(b)
Common Stock	$–	$36,502,608	$–

Preferred Stock	–	145,605	–

Right	–	655	–

Money Market	–	234,069	–

Total Investments in Securities	$–	$36,882,937	$–

Investments in Securities:
INTECH U.S. Core Fund(c)
Common Stock	$330,960,835	$–	$–

Money Market	–	1,759,000	–

Total Investments in Securities	$330,960,835	$1,759,000	$–

Investments in Securities:
INTECH U.S. Growth Fund(d)
Common Stock	$290,412,720	$–	$–

86 | JUNE 30, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Money Market	–	1,195,000	–

Total Investments in Securities	$290,412,720	$1,195,000	$–

Investments in Securities:
INTECH U.S. Value Fund(e)
Common Stock	$98,966,883	$–	$–

Money Market	–	668,000	–

Total Investments in Securities	$98,966,883	$668,000	$–

(a)	Includes fair value factors.
(b)	Formerly named INTECH Risk-Managed International Fund.
(c)	Formerly named INTECH Risk-Managed Core Fund.
(d)	Formerly named INTECH Risk-Managed Growth Fund.
(e)	Formerly named INTECH Risk-Managed Value Fund.

Janus Mathematical Funds | 87

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Global Dividend Fund, INTECH International Fund (formerly named INTECH Risk-Managed International Fund), INTECH U.S. Core Fund (formerly named INTECH Risk-Managed Core Fund), INTECH U.S. Growth Fund (formerly named INTECH Risk-Managed Growth Fund) and INTECH U.S. Value Fund (formerly named INTECH Risk-Managed Value Fund) (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period from December 15, 2011 (inception date) through June 30, 2012 for INTECH Global Dividend Fund and for the fiscal year ended June 30, 2012 for INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the

88 | JUNE 30, 2012

time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for INTECH Global Dividend Fund are normally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Mathematical Funds | 89

Notes to Financial Statements (continued)

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year or period ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized

90 | JUNE 30, 2012

cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year or period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year. There were no Level 3 securities during the fiscal year or period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully

Janus Mathematical Funds | 91

Notes to Financial Statements (continued)

exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Funds during the fiscal year or period ended June 30, 2012.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and

92 | JUNE 30, 2012

the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies and to the extent that they may be included in a Fund’s benchmark index, a Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing
The Funds may invest in equity securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory

Janus Mathematical Funds | 93

Notes to Financial Statements (continued)

fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

INTECH Global Dividend Fund	All Asset Levels	0.55
INTECH International Fund(1)	All Asset Levels	0.55
INTECH U.S. Core Fund(2)	N/A	0.50
INTECH U.S. Growth Fund(3)	All Asset Levels	0.50
INTECH U.S. Value Fund(4)	All Asset Levels	0.50

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

For INTECH U.S. Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund(1)	S&P 500® Index

(1)	Formerly named INTECH Risk-Managed Core Fund.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH U.S. Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rollling 36-month performance measurement period. Any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, INTECH U.S. Core Fund calculated its Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named

94 | JUNE 30, 2012

Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH U.S. Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH U.S. Core Fund.

INTECH U.S. Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal year ended June 30, 2012, INTECH U.S. Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

INTECH U.S. Core Fund(1)	$112,793

(1)	Formerly named INTECH Risk-Managed Core Fund.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 95% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment for INTECH U.S. Core Fund, and after any fee waivers and expense reimbursements for INTECH Global Dividend Fund, INTECH International Fund and INTECH U.S. Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH U.S. Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Mathematical Funds | 95

Notes to Financial Statements (continued)

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse until at least November 1, 2012 (until at least November 1, 2013 for INTECH Global Dividend Fund) by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

INTECH Global Dividend Fund	0.50(1)
INTECH International Fund(2)	1.00
INTECH U.S. Core Fund(3)	0.89
INTECH U.S. Growth Fund(4)	0.90
INTECH U.S. Value Fund(5)	0.75

(1)	Effective April 2, 2012, the expense limit was reduced from 1.00% to 0.50%.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

For a period of three years subsequent to INTECH Global Dividend Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 15, 2014. For the fiscal period ended June 30, 2012, total reimbursement by Janus Capital was $172,242 for the Fund. As of June 30, 2012, the recoupment that may potentially be made to Janus Capital is $172,242.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year or period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a

96 | JUNE 30, 2012

Trustee under the Deferred Plan during the fiscal year or period ended June 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $801,869 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year or period ended June 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year or period ended June 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH U.S. Core Fund(1)	$3,170
INTECH U.S. Growth Fund(2)	757
INTECH U.S. Value Fund(3)	200

(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal year or period ended June 30, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year or period ended June 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH Global Dividend Fund	$450
INTECH International Fund(1)	2,757
INTECH U.S. Core Fund(2)	415
INTECH U.S. Growth Fund(3)	671
INTECH U.S. Value Fund(4)	153

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

During the period, a 2.00% redemption fee was imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee was paid to the Funds rather than Janus Capital, and was designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee was accounted for as an addition to Paid-in Capital. Effective April 2, 2012, the 2.00% redemption fee charged by the Funds upon the sale or exchange of Class D Shares, Class I Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange was eliminated and is no longer being charged by the Funds.

Total redemption fees received by the Funds for the fiscal year or period ended June 30, 2012 are indicated in the table below:

Fund	Redemption Fee

INTECH International Fund(1)	$23,919
INTECH U.S. Core Fund(2)	23,836
INTECH U.S. Growth Fund(3)	11,822
INTECH U.S. Value Fund(4)	13

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a

Janus Mathematical Funds | 97

Notes to Financial Statements (continued)

registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year or period ended June 30, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Cash Liquidity Fund LLC
INTECH Global Dividend Fund(1)	$7,849,157	$(7,789,157)	$182	$60,000
INTECH International Fund(2)	25,871,788	(44,882,719)	772	234,069
INTECH U.S. Core Fund(3)	35,371,845	(34,932,657)	1,931	1,759,000
INTECH U.S. Growth Fund(4)	47,164,077	(49,467,077)	1,585	1,195,000
INTECH U.S. Value Fund(5)	12,323,625	(11,655,625)	727	668,000

	$128,580,492	$(148,727,235)	$5,197	$3,916,069

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

The seed capital investments by Janus Capital or an affiliate as of June 30, 2012 are indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/11	Purchases	Purchases	Redemptions	Redemption	at 6/30/12

INTECH Global Dividend Fund - Class A Shares	$–	$833,333	12/15/11	$–	–	$833,333
INTECH Global Dividend Fund - Class C Shares	–	833,333	12/15/11	–	–	833,333
INTECH Global Dividend Fund - Class D Shares	–	833,334	12/15/11	–	–	833,334
INTECH Global Dividend Fund - Class I Shares	–	833,333	12/15/11	–	–	833,333
INTECH Global Dividend Fund - Class S Shares	–	833,333	12/15/11	–	–	833,333
INTECH Global Dividend Fund - Class T Shares	–	833,334	12/15/11	–	–	833,334
INTECH International Fund(1) - Class A Shares	411,445	–	–	–	–	411,445
INTECH International Fund(1) - Class C Shares	411,445	–	–	–	–	411,445
INTECH International Fund(1) - Class I Shares	686,890	–	–	–	–	686,890
INTECH International Fund(1) - Class S Shares	411,445	–	–	–	–	411,445
INTECH International Fund(1) - Class T Shares	11,000	–	–	–	–	11,000
INTECH U.S. Value Fund(2) - Class S Shares	190,524	–	–	–	–	190,524

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Value Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

98 | JUNE 30, 2012

The Funds have elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Late-Year	Other Book
	Ordinary	Long-Term	Accumulated	Loss	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Deferrals	Differences	Appreciation

INTECH Global Dividend Fund(1)	$47,494	$–	$–	$(19,964)	$(190)	$154,800
INTECH International Fund(2)	542,796	–	(5,001,778)	(730,283)	(124)	230,991
INTECH U.S. Core Fund(3)	2,138,583	–	(41,175,395)	(6,302,788)	(5,511)	50,482,662
INTECH U.S. Growth Fund(4)	1,395,094	–	(226,641,367)	(3,204,952)	(4,828)	52,905,039
INTECH U.S. Value Fund(5)	1,141,041	–	(7,398,674)	(737,820)	(1,650)	10,580,334

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during these years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these carryovers.

Capital Loss Carryover Schedule
For the fiscal year ended June 30, 2012

	June 30, 2016	June 30, 2017	June 30, 2018	No Expiration		Accumulated
Fund	Short-Term	Short-Term	Short-Term	Short-Term	Long-Term	Capital Losses

INTECH International Fund(1),(2)	$–	$(477,452)	$(2,035,662)	$(2,488,664)	$–	$(5,001,778)
INTECH U.S. Core Fund(2),(3)	(13,589,088)	(27,586,307)	–	–	–	(41,175,395)
INTECH U.S. Growth Fund(4)	–	(45,539,623)	(181,101,744)	–	–	(226,641,367)
INTECH U.S. Value Fund(5)	–	–	(7,398,674)	–	–	(7,398,674)

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Capital loss carryovers subject to annual limitations.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

During the fiscal year ended June 30, 2012, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

INTECH U.S. Core Fund(1)	$23,245,166
INTECH U.S. Growth Fund(2)	21,756,452
INTECH U.S. Value Fund(3)	2,762,122

(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.

Janus Mathematical Funds | 99

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Global Dividend Fund(1)	$7,870,319	$396,156	$(241,356)
INTECH International Fund(2)	36,651,946	1,545,139	(1,314,148)
INTECH U.S. Core Fund(3)	282,237,173	56,806,761	(6,324,099)
INTECH U.S. Growth Fund(4)	238,702,681	57,020,551	(4,115,512)
INTECH U.S. Value Fund(5)	89,054,549	12,646,470	(2,066,136)

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year or period ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Dividend Fund(1)	$119,576	$–	$–	$–
INTECH International Fund(2)	313,259	–	–	–
INTECH U.S. Core Fund(3)	2,999,640	–	–	–
INTECH U.S. Growth Fund(4)	2,678,829	–	–	–
INTECH U.S. Value Fund(5)	1,608,528	–	–	–

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH International Fund(1)	$110,610	$–	$–	$–
INTECH U.S. Core Fund(2)	3,005,190	–	–	–
INTECH U.S. Growth Fund(3)	3,977,555	–	–	–
INTECH U.S. Value Fund(4)	1,162,233	–	–	–

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

100 | JUNE 30, 2012

6.	Capital Share Transactions

	INTECH	INTECH		INTECH		INTECH		INTECH
For the fiscal year or period ended June 30, 2012	Global Dividend	International		U.S. Core		U.S. Growth		U.S. Value
and the fiscal year ended June 30, 2011	Fund	Fund(1)		Fund(2)		Fund(3)		Fund(4)
(all numbers in thousands)	2012(5)	2012	2011	2012	2011	2012	2011	2012	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	88	–	–	223	304	130	153	122	118
Reinvested dividends and distributions	1	1	4	8	7	4	6	7	6
Shares repurchased	–	–	(212)	(331)	(323)	(281)	(636)	(85)	(97)
Net Increase/(Decrease) in Fund Shares	89	1	(208)	(100)	(12)	(147)	(477)	44	27
Shares Outstanding, Beginning of Period	–	65	273	1,016	1,028	655	1,132	497	470
Shares Outstanding, End of Period	89	66	65	916	1,016	508	655	541	497
Transactions in Fund Shares – Class C Shares:
Shares sold	89	60	8	74	36	32	11	7	15
Reinvested dividends and distributions	2	1	4	–	–	–	–	–	–
Shares repurchased	–	(66)	(209)	(109)	(165)	(109)	(124)	(14)	(35)
Net Increase/(Decrease) in Fund Shares	91	(5)	(197)	(35)	(129)	(77)	(113)	(7)	(20)
Shares Outstanding, Beginning of Period	–	69	266	474	603	274	387	22	42
Shares Outstanding, End of Period	91	64	69	439	474	197	274	15	22
Transactions in Fund Shares – Class D Shares:
Shares sold	221	N/A	N/A	1,621	1,365	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	3	N/A	N/A	118	123	N/A	N/A	N/A	N/A
Shares repurchased	(19)	N/A	N/A	(1,968)	(2,029)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	205	N/A	N/A	(229)	(541)	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	12,090	12,631	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	205	N/A	N/A	11,861	12,090	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	186	3,172	2,441	871	711	1,531	2,768	925	1,730
Reinvested dividends and distributions	3	46	3	29	33	160	223	157	115
Shares repurchased	(7)	(531)	(65)	(1,377)	(1,552)	(6,422)	(16,126)	(1,181)	(931)
Net Increase/(Decrease) in Fund Shares	182	2,687	2,379	(477)	(808)	(4,731)	(13,135)	(99)	914
Shares Outstanding, Beginning of Period	–	2,571	192	3,879	4,687	23,156	36,291	9,301	8,387
Shares Outstanding, End of Period	182	5,258	2,571	3,402	3,879	18,425	23,156	9,202	9,301
Transactions in Fund Shares – Class S Shares:
Shares sold	83	1	–	108	65	608	159	–	–
Reinvested dividends and distributions	2	1	4	2	2	6	7	–	–
Shares repurchased	–	(1)	(209)	(133)	(92)	(410)	(661)	–	(5)
Net Increase/(Decrease) in Fund Shares	85	1	(205)	(23)	(25)	204	(495)	–	(5)
Shares Outstanding, Beginning of Period	–	61	266	338	363	996	1,491	22	27
Shares Outstanding, End of Period	85	62	61	315	338	1,200	996	22	22
Transactions in Fund Shares – Class T Shares:
Shares sold	118	3	4	1,604	1,106	6	4	4	–
Reinvested dividends and distributions	2	–	–	46	48	–	–	–	–
Shares repurchased	(1)	–	–	(1,181)	(1,435)	(4)	(1)	–	(2)
Net Increase/(Decrease) in Fund Shares	119	3	4	469	(281)	2	3	4	(2)
Shares Outstanding, Beginning of Period	–	6	2	5,204	5,485	4	1	2	4
Shares Outstanding, End of Period	119	9	6	5,673	5,204	6	4	6	2

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Period from December 15, 2011 (inception date) through June 30, 2012.

Janus Mathematical Funds | 101

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the fiscal year or period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Global Dividend Fund(1)	$9,418,481	$1,600,653	$–	$–
INTECH International Fund(2)	60,791,780	42,362,366	–	–
INTECH U.S. Core Fund(3)	234,782,242	241,836,277	–	–
INTECH U.S. Growth Fund(4)	265,247,048	330,748,368	–	–
INTECH U.S. Value Fund(5)	96,086,620	97,251,927	–	–

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

102 | JUNE 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Global Dividend Fund, INTECH International Fund (formerly named INTECH Risk-Managed International Fund), INTECH U.S. Core Fund (formerly named INTECH Risk-Managed Core Fund), INTECH U.S. Growth Fund (formerly named INTECH Risk-Managed Growth Fund), and INTECH U.S. Value Fund (formerly named INTECH Risk-Managed Value Fund) (five of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2012 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2012

Janus Mathematical Funds | 103

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

104 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011 for all Funds except INTECH Global Dividend Fund, which is estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

Janus Mathematical Funds | 105

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

106 | JUNE 30, 2012

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year or period ended June 30, 2012:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

INTECH Global Dividend Fund(1)	$13,168	$150,066
INTECH International Fund(2)	59,127	1,017,022

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.

Dividends Received Deduction Percentage

Fund

INTECH Global Dividend Fund(1)	100%
INTECH International Fund(2)	0%
INTECH U.S. Core Fund(3)	100%
INTECH U.S. Growth Fund(4)	100%
INTECH U.S. Value Fund(5)	100%

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

Qualified Dividend Income

Fund

INTECH Global Dividend Fund(1)	100%
INTECH International Fund(2)	100%
INTECH U.S. Core Fund(3)	100%
INTECH U.S. Growth Fund(4)	100%
INTECH U.S. Value Fund(5)	100%

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

Janus Mathematical Funds | 107

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

108 | JUNE 30, 2012

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008 - 2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Mathematical Funds | 109

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital
(Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

110 | JUNE 30, 2012

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Mathematical Funds | 111

Notes

112 | JUNE 30, 2012

Notes

Janus Mathematical Funds | 113

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-008	125-02-93006 08-12

ANNUAL REPORT

June 30, 2012

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Select Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

TWO STEPS FORWARD, ONE STEP BACK

In the type of macro-driven environment we’ve witnessed during the period, it can be easy for investors to get lost in the alternating swings between fear and euphoria. However, the long-term investment reality is that the fundamental problems plaguing markets remain firmly in place with no clear resolution. While we think stocks continue to be the most attractive investment option from a long-term perspective, our portfolios maintain moderately defensive positioning in anticipation of what we believe will be a volatile road ahead as markets are forced to work through these numerous difficult issues.

UNRESOLVED UNCERTAINTY

At the top of this list, of course, are the fiscal problems that continue to emerge out of Europe. The European Central Bank (ECB) and euro-zone political leaders continue to focus on talk and debate, without any real, concrete solutions. A Greek exit from the currency seems more and more inevitable, and who knows what may happen with other financially shaky countries such as Spain and Italy? In addition, the austerity measures being introduced across the region are likely to impede economic growth.

In our opinion, the greatest risk currently is with the European banks, which remain significantly undercapitalized compared to U.S. peers, and face mounting deterioration as deposits continue to flee. Programs such as the ECB’s Long Term Refinancing Operation have offered temporary liquidity relief but ultimately do not solve the problem. As such, we feel compelled to take that risk into consideration when building our downside price targets.

Troubling news is not restricted to Europe either. Economies in Brazil, Russia, India and China also continue to experience slowdowns. These key emerging markets have become crucial to global GDP growth, and it is unclear whether their more subdued growth prospects are already priced into investment markets. There are also growing geopolitical risks, and not just from the typical players, such as Iran and Israel, but also from wildcards, such as the recent elections in Egypt and the unfolding situation in Syria.

In the U.S., the economic drags on growth that have lingered since the 2008 financial crisis remain far from resolved. We saw glimmers of hope from employment, housing and consumer spending indicators earlier in the year, but they are showing signs of weakening yet again. Moreover, U.S. political discord could easily disrupt markets, especially with the election year shenanigans that continue to escalate partisan tensions but do little to solve or even open a meaningful dialogue about the difficult economic challenges our country faces.

HOPE FOR THE BEST, PREPARE FOR THE WORST

The good news is that it is not all doom and gloom for investors. Stocks appear inexpensive, particularly if earnings remain strong. Margins are near all-time highs, companies are running lean and balance sheets are incredibly healthy and flush with cash. The S&P 500’s dividend yield of 2% also remains in excess of the 10-year Treasury note’s 1.65% yield, a historically rare phenomenon, and dividends are likely to grow since payout ratios are relatively low. Nevertheless, it remains unclear where firms might secure top-line growth to drive earnings going forward, and it seems markets may be entering an extended four- to five-year period of mediocre price appreciation, where dividend yields account for a large portion of total return. In addition, there seems to be a general sense of complacency in the markets. The S&P 500 is up more than 18% since its Fall 2011 lows, and the VIX (a popular measure of volatility) is at the lower end of its one-year range.

All in all, there is a lot to be concerned about. Given all of these challenges, our current downside targets are factoring in a mild U.S. recession, and our upside targets anticipate 2-2.5% moderate GDP growth. This somewhat conservative stance is reflective of our focus on downside protection. By seeking to minimize capital loss in difficult markets and capture solid absolute returns during strong periods, we aim to maximize the effects of compounding and deliver consistently attractive performance across full market cycles relative to our portfolio benchmarks and peers. This approach can lag in strong market periods, but over the long term it has historically provided attractive performance, as evidenced by strong five-year (and longer) risk-adjusted returns for our flagship strategies.

Janus Value Funds | 1

(Continued) (unaudited)

As we navigate the current market uncertainty, we want to thank you for the confidence you have placed in Perkins Investment Management. Our investment team remains firmly committed to our value discipline and remains heavily invested in our strategies right alongside our clients.

Sincerely,

Jeff Kautz
Chief Investment Officer

Past performance is no guarantee of future results.

The Chicago Board of Options Exchange (CBOE) Volatility Index (“VIX”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge.

2 | JUNE 30, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIO’s and managers’ best judgment at the time this report was compiled, which was June 30, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to the CIO and each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2012 (until at least November 1, 2013 for Perkins Select Value Fund). Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Value Funds | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2012

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong larger capitalization companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

During the 12 months ended June 30, 2012, Perkins Large Cap Value Fund’s Class I Shares returned 1.13% while its benchmark, the Russell 1000 Value Index, returned 3.01% and the overall market as represented by the S&P 500 Index was up 5.45%. While our equity holdings only lagged the benchmark modestly, our cash position was a further drag on returns.

Market Environment

Stocks suffered a significant sell-off at the beginning of the period, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion. The stock market rebounded in the fourth quarter of 2011, but not enough to entirely offset the losses from the third quarter. The bounce back was fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB).

The stock market’s strong fourth quarter 2011 rebound extended into the first quarter 2012, which provided the best quarterly returns in the U.S. in over 10 years. This brought equity markets to recovery highs. The strength was a result of continuing aggressive monetary policy in the U.S., coupled with lessened European breakup fears (Greece received a reprieve from a disorderly default) and a continuing recovery in the global economies (except Europe). Market optimism that lifted stocks higher in the first quarter quickly dissipated during the second quarter 2012 as investors remained skittish with the steady stream of bad news emanating from Europe coupled with sluggish economic growth in the U.S. and in China. These concerns kept markets on edge through the end of the period.

In Europe, the ECB and eurozone political leaders continued to push liquidity in an effort to keep the financial system buoyant. Structural reform progress remains slow as each country continues to impose its own agenda. While the latest round of acronym laden liquidity plans buy time, challenges remain to keep the European Union together and the contagion risk limited. Although China continues to have growth, the degree of deceleration and imbalances in its economy is uncertain. In addition, geopolitical risks have come to the forefront once again with recent unrest across the Middle East, particularly with the threat of a nuclear weapon enabled Iran and the potential for civil war in Syria. This type of market environment leaves investors in alternative swings between fear and euphoria resting on the unknown of the contagion impact, not only on Europe, but to the U.S. and rest of the world as well.

On a positive note, in the U.S., the market appears reasonably valued with the S&P 500 Index currently trading at approximately 14x 2012 earnings with an approximate 7% earnings yield. In addition, the S&P 500 dividend yield of 2.3% remains in excess of the 10-year Treasury yield of 1.60% – the first time in 50 years that stocks have yielded more than 10-year Treasuries. Corporate margins are near all-time highs with strong balance sheets that are flush with cash. Nevertheless, we remain cautious as operating leverage may not be enough for sustainability of these record margins and companies will need new ways of finding continued long-term top line growth.

Holdings That Detracted

Our holdings in energy and materials and our usual underweight in utilities, the second best performing sector within the index, were the most significant detractors. Within energy and for the Fund overall, Hess Corp. and

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

QEP Resources were among our largest individual detractors.

Hess, an integrated energy company’s exploration and production business that has balanced exposure between oil and natural gas, has been a disappointing stock. The company suffered operational problems in 2011 and had planned 2012 to be the year of execution to regain investor confidence. Unfortunately, in April, management indicated the company would not achieve targeted oil production growth from the Bakken shale in North Dakota and noted capital expenditures would increase from previous guidance. We continue to favor Hess for its high quality assets and strong balance sheet. We believe the stock’s reward-to-risk ratio is favorable, and we see limited downside potential from a near seven-year low.

QEP Resources was a disappointing performer during the period. The company gave an uncertain outlook on one of its most anticipated natural gas plays, the Granite Wash. We believe the market is undervaluing both the oil and gas assets as well as the midstream assets at QEP. Management remains committed to keeping a strong balance sheet intact and has stated that they will not overspend cash flow in 2012.

Aluminum producer Alcoa’s stock fell due to a challenging market environment. Increased inventory levels resulting from slower demand domestically and abroad pressured aluminum spot prices late in 2011. We continue to own a small position in Alcoa as in our view it offers limited downside from current levels as the shares trade near tangible book value.

Holdings that Contributed

Our holdings in financials, led by Wells Fargo & Co. and Discover Financial Services, were the primary contributors to relative performance.

Abbott Laboratories was our best individual performer. The company outperformed in anticipation of its upcoming split into a pharmaceutical company and a medical products company. We expect the pharmaceutical unit, to be named AbbVie, should be a high dividend payer with a healthy drug pipeline. The remaining medical products business should maintain a strong growth rate led by its nutritional and diagnostics segments. Similar to other health care names in its industry, Abbott was a good flight-to-safety investment, returning capital to shareholders with a healthy dividend. The company remains as one of the Fund’s top holdings.

Merck & Co. was also a key contributor. The pharmaceutical company continued to maintain its great track record of returning cash to shareholders through dividend and share buyback activity. Merck is defensively positioned since it is less exposed to patent cliffs than its pharmaceutical peers, in our view. We believe the combination of balance sheet strength, a valuation of about 11x estimated 2012 earnings and over a 4% dividend yield limits the downside from current levels.

Finally, AT&T rallied on a flight-to-quality late in the period. We like the telecommunications giant given the defensive nature of its strong free cash flow generation, stable growth and nearly 5% dividend yield. The company continues to return capital to shareholders through a well-covered dividend. It remains one of our larger equity positions.

Market Outlook

We believe the greatest current risk rests with Europe where the status of its political and economic union is in question and the challenge of dealing with its bank and sovereign debt continues. Austerity measures are dampening economic growth and signs of weakness in the peripheral eurozone countries are starting to spread to the core. In addition, the pace of Chinese growth is uncertain at a time when it is going through a political transition. The U.S. economy continues to perform below its potential, with job growth lacking, and a slow recovery in the housing market even with record low mortgage rates and attractive affordability. Economic leadership out of Washington continues to struggle, with little hope of a change as elections rapidly approach in November. The upcoming “fiscal cliff” (a politically imposed deadline on tax and spending policy) is a real issue that can impact the direction of government spending and individual tax rates. As such, we believe these elements of uncertainty are likely to be an overhang on the market.

As described earlier, we believe that the market is fairly valued. However we are sensitive to the fact that it is well above the lows of 2009 and late 2011 and that there is an unusual amount of uncertainty and risk at the moment. Thus, we remain cautious with above average cash levels. We have been exercising our normal discipline in trimming or eliminating stocks that are approaching our prices targets or have deteriorating financials. We are finding somewhat fewer opportunities to reinvest the proceeds of these sales and are being patient as we see how earnings unfold. This could be an especially interesting period as earnings and projections could be below consensus, reflecting a softer economy. In that context, part of our investment process is to model the earnings impact of an economy that is weaker than consensus expectations. In all cases, we emphasize financially strong companies

6 | JUNE 30, 2012

(unaudited)

which have tended to outperform in difficult periods. For the foreseeable future we believe we are likely to have slower growth and perhaps financial air-pockets due to deleveraging of governments, banks, and individuals. In that context our focus on financial strength and conservative expectations seems especially appropriate.

This somewhat conservative stance is also reflective of our focus on downside protection. By mitigating capital loss in down markets and capturing solid absolute returns during strong periods, we seek to maximize the effect of compounding. This is important at a time when investors are risk sensitive. Some investors have been selling stocks to buy bonds, which we believe have less favorable appreciation potential and their own unique risks given current historically low interest rates. While it is important to recognize that there are significant short-term risks in the equity markets, we feel that stocks are currently more attractively priced relative to bonds than we have seen in our over 30 years of experience.

As we navigate the current market uncertainty, we want to thank you for the confidence you have placed in Perkins Investment Management. Our investment team remains firmly committed to our value discipline and remains heavily invested in our strategies right alongside our clients.

Thank you for your investment with us in Perkins Large Cap Value Fund.

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Abbott Laboratories	0.39%
Merck & Co., Inc.	0.37%
AT&T, Inc.	0.35%
Wells Fargo & Co.	0.33%
Discover Financial Services	0.30%

5 Bottom Performers – Holdings

Contribution

Hess Corp.	–0.57%
Alcoa, Inc.	–0.27%
QEP Resources, Inc.	–0.26%
EXCO Resources, Inc.	–0.23%
Devon Energy Corp.	–0.23%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	2.88%	20.08%	25.56%
Consumer Discretionary	0.14%	6.12%	9.05%
Telecommunication Services	0.10%	5.11%	4.71%
Consumer Staples	–0.06%	8.46%	7.85%
Information Technology	–0.24%	8.05%	8.88%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	–0.85%	11.41%	12.19%
Utilities	–0.81%	2.03%	7.39%
Materials	–0.80%	3.33%	2.72%
Other**	–0.75%	11.22%	0.00%
Industrials	–0.40%	8.82%	9.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

8 | JUNE 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Travelers Cos., Inc. Property and Casualty Insurance	2.3%
Berkshire Hathaway, Inc. – Class B Reinsurance	2.2%
Abbott Laboratories Medical – Drugs	2.1%
AT&T, Inc. Telephone – Integrated	2.0%
Vodafone Group PLC (ADR) Cellular Telecommunications	2.0%

10.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

Janus Value Funds | 9

Perkins Large Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012			Expense Ratios – per the October 28, 2011 prospectuses, as supplemented and the May 31, 2012 prospectus
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	0.75%	11.85%	1.14%	1.14%

MOP	–5.06%	9.98%

Perkins Large Cap Value Fund – Class C Shares

NAV	–0.06%	10.98%	1.97%	1.97%

CDSC	–1.01%	10.98%

Perkins Large Cap Value Fund – Class D Shares(1)	0.96%	11.64%	0.96%	0.96%

Perkins Large Cap Value Fund – Class I Shares	1.13%	12.19%	0.84%	0.84%

Perkins Large Cap Value Fund – Class N Shares	1.13%	12.19%	0.82%	0.82%

Perkins Large Cap Value Fund – Class S Shares	0.67%	11.67%	1.31%	1.31%

Perkins Large Cap Value Fund – Class T Shares	0.84%	11.79%	1.06%	1.06%

Russell 1000® Value Index	3.01%	12.48%

Lipper Quartile – Class I Shares	3rd	3rd

Lipper Ranking – based on total returns for Large-Cap Core Funds	624/1,042	648/911

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

10 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

Janus Value Funds | 11

Perkins Large Cap Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,065.00	$5.80

Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,060.70	$9.73

Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,066.10	$4.88

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,066.80	$3.70

Hypothetical (5% return before expenses)	$1,000.00	$1,021.28	$3.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(6/30/12)	(5/31/12-6/30/12)*

Actual	$1,000.00	$1,040.30	$0.62

Hypothetical (5% return before expenses)	$1,000.00	$1,021.28	$3.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,065.10	$5.55

Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,065.30	$4.83

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

†	Expenses are equal to the annualized expense ratio of 1.13% for Class A Shares, 1.90% for Class C Shares, 0.95% for Class D Shares, 0.72% for Class I Shares, 1.08% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of any contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to June 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.72% for Class N Shares multiplied by the average account value over the period, multiplied by 31/366 (to reflect the period); however, hypothetical expenses are multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of any contractual waivers by Janus Capital.

12 | JUNE 30, 2012

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Common Stock – 87.0%
Aerospace and Defense – 1.2%
12,000	General Dynamics Corp.	$791,520
17,000	Rockwell Collins, Inc.	838,950
		1,630,470
Aerospace and Defense – Equipment – 0.3%
6,500	United Technologies Corp.	490,945
Agricultural Chemicals – 0.8%
21,000	Mosaic Co.	1,149,960
Applications Software – 1.2%
57,000	Microsoft Corp.	1,743,630
Beverages – Non-Alcoholic – 2.1%
25,000	Dr. Pepper Snapple Group, Inc.	1,093,750
26,500	PepsiCo, Inc.	1,872,490
		2,966,240
Brewery – 0.8%
27,000	Molson Coors Brewing Co. – Class B	1,123,470
Cable/Satellite Television – 0.8%
37,000	Comcast Corp. – Class A	1,182,890
Cellular Telecommunications – 2.0%
100,000	Vodafone Group PLC (ADR)	2,818,000
Commercial Services – Finance – 0.8%
71,000	Western Union Co.	1,195,640
Computer Services – 0.7%
7,100	Accenture PLC – Class A (U.S. Shares)	426,639
3,000	International Business Machines Corp.	586,740
		1,013,379
Computers – Memory Devices – 0.6%
26,000	NetApp, Inc.*	827,320
Cosmetics and Toiletries – 1.2%
28,000	Procter & Gamble Co.	1,715,000
Diversified Banking Institutions – 1.6%
5,500	Goldman Sachs Group, Inc.	527,230
49,000	JPMorgan Chase & Co.	1,750,770
		2,278,000
Diversified Minerals – 0.5%
24,000	Teck Resources, Ltd. – Class B	742,560
Diversified Operations – 2.4%
79,000	General Electric Co.	1,646,360
32,000	Tyco International, Ltd. (U.S. Shares)	1,691,200
		3,337,560
Electric – Integrated – 2.6%
18,100	Entergy Corp.	1,228,809
35,000	Exelon Corp.	1,316,700
40,000	PPL Corp.	1,112,400
		3,657,909
Electronic Components – Semiconductors – 1.4%
28,000	Altera Corp.	947,520
36,500	Intel Corp.	972,725
		1,920,245
Engineering – Research and Development Services – 1.3%
24,000	Jacobs Engineering Group, Inc.*	908,640
24,000	KBR, Inc.	593,040
10,000	URS Corp.	348,800
		1,850,480
Enterprise Software/Services – 0.5%
25,500	Oracle Corp.	757,350
Fiduciary Banks – 0.7%
22,000	State Street Corp.	982,080
Finance – Credit Card – 0.7%
30,000	Discover Financial Services	1,037,400
Finance – Other Services – 0.6%
3,300	CME Group, Inc.	884,763
Food – Miscellaneous/Diversified – 1.7%
19,400	General Mills, Inc.	747,676
47,000	Unilever PLC (ADR)	1,585,310
		2,332,986
Food – Retail – 0.5%
30,000	Kroger Co.	695,700
Gold Mining – 1.2%
44,000	Goldcorp, Inc. (U.S. Shares)	1,653,520
Instruments – Controls – 0.5%
12,500	Honeywell International, Inc.	698,000
Instruments – Scientific – 1.0%
26,000	Thermo Fisher Scientific, Inc.	1,349,660
Internet Security – 0.7%
70,000	Symantec Corp.*	1,022,700
Investment Management and Advisory Services – 1.9%
24,000	Ameriprise Financial, Inc.	1,254,240
8,000	Franklin Resources, Inc.	887,920
23,500	INVESCO, Ltd.	531,100
		2,673,260
Machinery – Farm – 0.5%
9,000	Deere & Co.	727,830
Medical – Biomedical and Genetic – 1.9%
12,500	Amgen, Inc.	913,000
16,000	Gilead Sciences, Inc.*	820,480
20,000	Life Technologies Corp.*	899,800
		2,633,280
Medical – Drugs – 8.3%
45,000	Abbott Laboratories	2,901,150
25,000	Johnson & Johnson	1,689,000
61,000	Merck & Co., Inc.	2,546,750
47,000	Novartis A.G. (ADR)	2,627,300
88,000	Pfizer, Inc.	2,024,000
		11,788,200
Medical – Generic Drugs – 0.7%
26,000	Teva Pharmaceutical Industries, Ltd. (ADR)	1,025,440
Medical – HMO – 0.8%
17,000	WellPoint, Inc.	1,084,430
Medical – Wholesale Drug Distributors – 0.5%
8,000	McKesson Corp.	750,000
Medical Instruments – 0.5%
19,000	Medtronic, Inc.	735,870

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 13

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.8%
12,500	Laboratory Corp. of America Holdings*	$1,157,625
Medical Products – 0.6%
12,500	Zimmer Holdings, Inc.	804,500
Metal – Aluminum – 0.5%
75,000	Alcoa, Inc.	656,250
Metal – Copper – 0.7%
28,000	Freeport-McMoRan Copper & Gold, Inc.	953,960
Multi-Line Insurance – 0.8%
34,000	Allstate Corp.	1,193,060
Multimedia – 1.7%
31,000	Time Warner, Inc.	1,193,500
24,500	Walt Disney Co.	1,188,250
		2,381,750
Networking Products – 0.7%
61,000	Cisco Systems, Inc.	1,047,370
Non-Hazardous Waste Disposal – 0.5%
26,000	Republic Services, Inc.	687,960
Oil – Field Services – 0.5%
10,000	Schlumberger, Ltd. (U.S. Shares)	649,100
Oil and Gas Drilling – 0.3%
9,000	Ensco PLC – Class A	422,730
Oil Companies – Exploration and Production – 6.4%
15,000	Anadarko Petroleum Corp.	993,000
20,500	Devon Energy Corp.	1,188,795
25,000	EQT Corp.	1,340,750
14,500	Noble Energy, Inc.	1,229,890
11,000	Occidental Petroleum Corp.	943,470
22,000	Plains Exploration & Production Co.*	773,960
35,500	QEP Resources, Inc.	1,063,935
22,000	Southwestern Energy Co.*	702,460
76,000	Talisman Energy, Inc.	870,960
		9,107,220
Oil Companies – Integrated – 2.9%
9,000	Chevron Corp.	949,500
6,500	Exxon Mobil Corp.	556,205
34,000	Hess Corp.	1,477,300
16,000	Royal Dutch Shell PLC (ADR)	1,078,880
		4,061,885
Pipelines – 0.5%
14,000	Enterprise Products Partners L.P.	717,360
Property and Casualty Insurance – 2.3%
50,000	Travelers Cos., Inc.	3,192,000
Publishing – Books – 0.7%
40,500	Reed Elsevier N.V. (ADR)	922,590
Reinsurance – 3.7%
38,000	Berkshire Hathaway, Inc. – Class B*	3,166,540
9,000	Everest Re Group, Ltd.	931,410
15,000	PartnerRe, Ltd.	1,135,050
		5,233,000
REIT – Diversified – 0.9%
60,000	Weyerhaeuser Co.	1,341,600
Retail – Discount – 1.3%
16,000	Target Corp.	931,040
12,000	Wal-Mart Stores, Inc.	836,640
		1,767,680
Retail – Drug Store – 1.5%
19,500	CVS Caremark Corp.	911,235
39,000	Walgreen Co.	1,153,620
		2,064,855
Retail – Office Supplies – 0.6%
60,000	Staples, Inc.	783,000
Retail – Regional Department Stores – 1.0%
30,000	Kohl’s Corp.	1,364,700
Semiconductor Components/Integrated Circuits – 1.4%
30,000	Analog Devices, Inc.	1,130,100
14,000	QUALCOMM, Inc.	779,520
		1,909,620
Semiconductor Equipment – 1.0%
128,000	Applied Materials, Inc.	1,466,880
Super-Regional Banks – 5.5%
144,000	Fifth Third Bancorp	1,929,600
38,000	PNC Financial Services Group, Inc.	2,322,180
36,000	U.S. Bancorp	1,157,760
72,500	Wells Fargo & Co.	2,424,400
		7,833,940
Telephone – Integrated – 3.6%
79,500	AT&T, Inc.	2,834,970
34,000	CenturyLink, Inc.	1,342,660
21,500	Verizon Communications, Inc.	955,460
		5,133,090
Transportation – Railroad – 0.6%
12,000	Norfolk Southern Corp.	861,240
Transportation – Services – 0.5%
7,500	FedEx Corp.	687,075

Total Common Stock (cost $113,218,952)		122,878,207

Exchange-Traded Fund – 0.7%
Commodity – 0.7%
6,000	SPDR Gold Trust (ETF)* (cost $939,900)	931,140

Repurchase Agreement – 11.4%
$16,147,000	ING Financial Markets LLC, 0.1500%, dated 6/29/12, maturing 7/2/12 to be repurchased at $16,147,202 collateralized by $15,627,644 in U.S. Treasuries 1.2500% – 2.1250%, 8/31/15 – 2/29/16 with a value of $16,470,441 (cost $16,147,000)	16,147,000

Total Investments (total cost $130,305,852) – 99.1%		139,956,347

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		1,201,014

Net Assets – 100%		$141,157,361

See Notes to Schedules of Investments and Financial Statements.

14 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,597,560	1.9%
Canada	3,267,040	2.3%
Curacao	649,100	0.5%
Ireland	426,639	0.3%
Israel	1,025,440	0.7%
Netherlands	922,590	0.7%
Switzerland	4,318,500	3.1%
United Kingdom	5,904,920	4.2%
United States††	120,844,558	86.3%

Total	$139,956,347	100.0%

††	Includes Cash Equivalents (74.8% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager

Performance Overview

During the 12 months ended June 30, 2012, Perkins Mid Cap Value Fund’s Class T Shares returned -3.66% as compared to a -0.37% return for its benchmark, the Russell Midcap Value Index. Our stock selection was positive during the period, primarily in financials, telecommunication services and industrials. However, a significantly larger negative was our sector positioning, especially our underweight in utilities and overweight in energy.

Economic Environment

Stocks suffered a significant sell-off at the beginning of the period, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion. The stock market rebounded in the fourth quarter 2011, but not enough to entirely offset the losses from the third quarter. The bounce back was fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB).

The stock market’s strong fourth quarter 2011 rebound extended into the first quarter 2012, which provided the best quarterly returns in the U.S. in over 10 years. This brought equity markets to recovery highs. The strength was a result of continuing aggressive monetary policy in the U.S., coupled with lessened European breakup fears (Greece received a reprieve from a disorderly default) and a continuing recovery in the global economies (except Europe). Market optimism that lifted stocks higher in the first quarter quickly dissipated during the second quarter 2012 as investors remained skittish with the steady stream of bad news emanating from Europe coupled with sluggish economic growth in the U.S. and in China. These concerns kept markets on edge through the end of the period.

In Europe, the ECB and eurozone political leaders continued to push liquidity in an effort to keep the financial system buoyant. Structural reform progress remains slow as each country continues to impose its own agenda. While the latest round of acronym laden liquidity plans buy time, challenges remain to keep the European Union together and the contagion risk limited. Although China continues to have growth, the degree of deceleration and imbalances in its economy is uncertain. In addition, geopolitical risks have come to the forefront once again with recent unrest across the Middle East, particularly with the threat of a nuclear weapon enabled Iran and the potential for civil war in Syria. This type of market environment leaves investors in alternative swings between fear and euphoria resting on the unknown of the contagion impact, not only on Europe, but to the U.S. and rest of the world as well.

On a positive note, in the U.S., the market appears reasonably valued with the S&P 500 Index currently trading at approximately 14x 2012 earnings with an approximate 7% earnings yield. In addition, the S&P 500 dividend yield of 2.3% remains in excess of the 10-year Treasury yield of 1.60% – the first time in 50 years that stocks have yielded more than 10-year Treasuries. Corporate margins are near all-time highs with strong balance sheets that are flush with cash. Nevertheless, we remain cautious as operating leverage may not be enough for sustainability of these record margins and companies will need new ways of finding continued long-term top line growth.

Holdings That Detracted

Our holdings and usual underweight in utilities, the best performing sector within the index, were the largest relative detractors followed by our overweight in energy,

16 | JUNE 30, 2012

(unaudited)(closed to certain new investors)

which suffered from declines in both natural gas and crude oil prices.

Individually, First Niagara Financial detracted the most from performance. The regional bank continued to struggle, falling 39% in the period. We have appreciated First Niagara for its strong, high-quality earnings stream, lack of credit problems, large dividend and robust capital ratios. However, the collapse of interest rates in the U.S. adversely impacted highly liquid balance sheets like First Niagara’s since re-investment in lower yielding securities dragged down returns. In addition, the company made a badly timed and structured acquisition of a large deposit franchise from HSBC. While there is more consensus around the company’s estimates and capital for 2013, the transaction diluted earnings and damaged management’s credibility. At 8.9x reduced 2013 earnings estimates, First Niagara is valued more cheaply than peers, which sell in the 11x-13x price-to-earnings range.

Forest Oil was among energy firms negatively impacted by weak prices. Additionally, lingering negative sentiment from reduced production guidance as well as a disappointing initial public offering of its Canadian assets weighed on the shares. We believe management will need to prove it is capable of resolving its issues and posting improved performance, for which the market appears not willing to give them credit unless results actually do improve.

Staying in energy, Hess Corp. also detracted. The integrated energy company’s exploration and production business has balanced exposure between oil and natural gas. It has been a disappointing stock, falling almost 41% in the period. Hess suffered operational problems in 2011 and had planned 2012 to be the year of execution to regain investor confidence. Unfortunately, in April, management indicated the company would not achieve targeted oil production growth from the Bakken shale in North Dakota and noted capital expenditures would increase from previous guidance. We continue to favor Hess for its high quality assets and strong balance sheet. We believe the stock’s reward-to-risk ratio is favorable, and we see limited downside potential from a near seven-year low.

Holdings That Contributed

Our financial holdings, led by Discover Financial Services, were the largest contributors to relative performance. Discover continued to benefit from increasing consensus earnings estimates. Discover’s tight underwriting criteria is creating a “windfall” of high-returning business in the current economic environment. The conservative underwriting has led Discover to experience low net charge off numbers and early stage delinquencies, both of which we believe will continue. Discover has a solid balance sheet with large excess capital ratios, and shareholders have benefited from a $2 billion buyback program, which the Federal Reserve approved. We trimmed our position on strength as the stock’s rally made the risk/reward profile less compelling.

Everest Re Group was also a significant contributor. This Bermuda-based reinsurance company, which we have held for most of the life of the Fund, rose almost 30% in the period. In our view, this is a high-quality company that managed its global catastrophe exposures well in 2011. As a result of the company’s discipline, the company was well positioned for 2012 with pricing for catastrophic insurance increasing. While it is a cyclical business, Everest currently has pricing power, limited exposure to low interest rates, and no systemic risk exposure to the European banking system. With the stock’s appreciation, its risk/reward profile became less attractive to us so we trimmed our position. It remains one of our largest positions as it still trades below book value, as it often does, and at less than 10x admittedly volatile earnings.

Finally, retailer American Eagle Outfitters’ shares rallied sharply during the period. We continue to believe the company is undervalued.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes (making an investment in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues. We believe that these puts provide some insurance against the small but real possibility of a significant market disruption from sovereign risk compounded by contagion and trillions of dollars of derivatives. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of providing steady, above average long-term investment returns on both an absolute and relative basis. In aggregate, these positions slightly contributed to the Fund’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook and Positioning

We believe the greatest current risk rests with Europe where the status of its political and economic union is in question and the challenge of dealing with its bank and sovereign debt continues. Austerity measures are

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

dampening economic growth and signs of weakness in the peripheral eurozone countries are starting to spread to the core. In addition, the pace of Chinese growth is uncertain at a time when it is going through a political transition. The U.S. economy continues to perform below its potential, with job growth lacking, and a slow recovery in the housing market even with record low mortgage rates and attractive affordability. Economic leadership out of Washington continues to struggle, with little hope of a change as elections rapidly approach in November. The upcoming “fiscal cliff” (a politically imposed deadline on tax and spending policy) is a real issue that can impact the direction of government spending and individual tax rates. As such, we believe these elements of uncertainty are likely to be an overhang on the market.

As described earlier, we believe that the market is fairly valued. However we are sensitive to the fact that it is well above the lows of 2009 and late 2011 and that there is an unusual amount of uncertainty and risk at the moment. Thus, we remain cautious with above average cash levels. We have been exercising our normal discipline in trimming or eliminating stocks that are approaching our prices targets or have deteriorating financials. We are finding somewhat fewer opportunities to reinvest the proceeds of these sales and are being patient as we see how earnings unfold. This could be an especially interesting period as earnings and projections could be below consensus, reflecting a softer economy. In that context, part of our investment process is to model the earnings impact of an economy that is weaker than consensus expectations. In all cases, we emphasize financially strong companies which have tended to outperform in difficult periods. For the foreseeable future we believe we are likely to have slower growth and perhaps financial air-pockets due to deleveraging of governments, banks, and individuals. In that context our focus on financial strength and conservative expectations seems especially appropriate.

Our relative sector positioning is similar to a year ago with significant underweighting in utilities, underweighting financials and an overweighting in health care. We have always been underweighted in electric utilities because most of the companies have more debt, less free cash, and greater regulation than our focus on financial strength allows. Our overweightings in energy and technology have diminished as the index weightings have increased. In absolute terms financials remain our largest exposure with emphasis on regional banks, property and casualty, and REITs (although still noticeably less than the index’s 13%).

We believe that stock prices could be volatile as the eurozone wrestles with debt issues, the U.S. economic recovery remains fragile, and sound long-term economic policy initiatives are elusive around the globe. These periods of market volatility provide us with opportunities to buy financially strong companies that are temporarily insufficiently valued. Our above average cash level of 10% enhances our flexibility to take advantage of those situations.

This somewhat conservative stance is also reflective of our focus on downside protection. By mitigating capital loss in down markets and capturing solid absolute returns during strong periods, we seek to maximize the effect of compounding. This has resulted in our history of delivering attractive, less volatile performance across full market cycles relative to our benchmark and peers. Our approach can lag in strong market periods such as the last three years. But over full market cycles, such as the last five years or longer, our process has provided strong returns. This is important at a time when investors are risk sensitive. Some investors have been selling stocks to buy bonds, which we believe have less favorable appreciation potential and their own unique risks given current historically low interest rates. While it is important to recognize that there are significant short-term risks in the equity markets, we feel that stocks are currently more attractively priced relative to bonds than we have seen in our over 30 years of experience.

As we navigate the current market uncertainty, we want to thank you for the confidence you have placed in Perkins Investment Management. Our investment team remains firmly committed to our value discipline and remains heavily invested in our strategies right alongside our clients.

Thank you for your investment with us in Perkins Mid Cap Value Fund.

18 | JUNE 30, 2012

(unaudited)(closed to certain new investors)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

iShares Russell 2000® Index Fund (ETF) – Call expired January 2012 exercise price $70.55	0.37%
Discover Financial Services	0.32%
Everest Re Group, Ltd.	0.32%
American Eagle Outfitters, Inc.	0.27%
Allstate Corp.	0.23%

5 Bottom Performers – Holdings

Contribution

First Niagara Financial Group, Inc.	–0.51%
Forest Oil Corp.	–0.49%
Hess Corp.	–0.46%
RadioShack Corp.	–0.34%
EXCO Resources, Inc.	–0.33%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	0.94%	23.15%	31.33%
Industrials	0.86%	11.30%	10.56%
Telecommunication Services	0.59%	2.47%	0.78%
Health Care	–0.12%	11.62%	6.23%
Consumer Staples	–0.15%	5.22%	6.67%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	–1.86%	3.11%	13.59%
Energy	–0.96%	11.34%	6.48%
Consumer Discretionary	–0.72%	9.46%	11.41%
Materials	–0.38%	4.76%	4.66%
Other**	–0.36%	7.31%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 19

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Vodafone Group PLC (ADR) Cellular Telecommunications	1.5%
Ameriprise Financial, Inc. Investment Management and Advisory Services	1.4%
Travelers Cos., Inc. Property and Casualty Insurance	1.4%
Kohl’s Corp. Retail – Regional Department Stores	1.2%
Novartis A.G. (ADR) Medical – Drugs	1.2%

6.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

20 | JUNE 30, 2012

(unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended June 30, 2012					Expense Ratios – per the October 28, 2011 and May 31, 2012 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	–3.84%	1.24%	7.97%	11.47%	1.21%	1.17%

MOP	–9.35%	0.05%	7.34%	10.99%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	–4.53%	0.52%	7.21%	10.75%	1.88%	1.88%

CDSC	–5.42%	0.52%	7.21%	10.75%

Perkins Mid Cap Value Fund – Class D Shares(1)	–3.57%	1.47%	8.20%	11.64%	0.89%	0.89%

Perkins Mid Cap Value Fund – Class I Shares(1)	–3.58%	1.43%	8.18%	11.62%	0.85%	0.85%

Perkins Mid Cap Value Fund – Class L Shares(1)	–3.60%	1.63%	8.39%	11.77%	1.00%	1.00%

Perkins Mid Cap Value Fund – Class N Shares(1)	–3.71%	1.42%	8.17%	11.61%	0.63%	0.63%

Perkins Mid Cap Value Fund – Class R Shares(1)	–4.15%	0.89%	7.59%	11.14%	1.50%	1.50%

Perkins Mid Cap Value Fund – Class S Shares(1)	–3.90%	1.14%	7.86%	11.37%	1.25%	1.25%

Perkins Mid Cap Value Fund – Class T Shares(1)	–3.66%	1.43%	8.18%	11.62%	1.00%	1.00%

Russell Midcap® Value Index	–0.37%	–0.13%	8.17%	8.00%

Lipper Quartile – Class T Shares	3rd	1st	1st	1st

Lipper Ranking – based on total returns for Multi-Cap Core Funds	480/724	59/545	19/292	2/139

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Value Funds | 21

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

For Class L Shares, net expense ratios reflect the administrative fee waiver, if any, Janus Services LLC has voluntarily agreed to, which could be changed or terminated at any time.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class L Shares of the Fund commenced operations on April 21, 2003. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations with the Fund’s inception. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

22 | JUNE 30, 2012

(unaudited)(closed to certain new investors)

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain distribution channels. Please see current prospectus for details.

Janus Value Funds | 23

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,036.70	$4.96

Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,032.90	$8.90

Hypothetical (5% return before expenses)	$1,000.00	$1,016.11	$8.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,038.10	$3.55

Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,038.20	$3.70

Hypothetical (5% return before expenses)	$1,000.00	$1,021.23	$3.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,037.80	$3.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(6/30/12)	(5/31/12 - 6/30/12)*

Actual	$1,000.00	$1,025.00	$0.49

Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$2.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,035.20	$6.53

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,036.20	$5.27

Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,037.60	$3.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.92

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.76% for Class C Shares, 0.70% for Class D Shares, 0.73% for Class I Shares, 0.78% for Class L Shares, 1.29% for Class R Shares, 1.04% for Class S Shares and 0.78% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to June 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.57% for Class N Shares multiplied by the average account value over the period, multiplied by 31/366 (to reflect the period); however, hypothetical expenses are multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

24 | JUNE 30, 2012

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Common Stock – 87.7%
Aerospace and Defense – 1.3%
650,000	General Dynamics Corp.	$42,874,000
700,000	Raytheon Co.	39,613,000
1,600,000	Rockwell Collins, Inc.	78,960,000
		161,447,000
Agricultural Chemicals – 0.9%
2,000,000	Mosaic Co.	109,520,000
Applications Software – 1.1%
2,800,000	Microsoft Corp.**	85,652,000
2,500,000	Progress Software Corp.*	52,175,000
		137,827,000
Automotive – Truck Parts and Equipment – Original – 1.0%
2,500,600	Lear Corp.	94,347,638
800,000	TRW Automotive Holdings Corp.*	29,408,000
		123,755,638
Beverages – Non-Alcoholic – 0.3%
1,002,537	Dr. Pepper Snapple Group, Inc.	43,860,994
Brewery – 0.8%
2,600,000	Molson Coors Brewing Co. – Class B	108,186,000
Building – Residential and Commercial – 0.5%
1,800,270	M.D.C. Holdings, Inc.£	58,814,821
Cellular Telecommunications – 1.5%
6,800,485	Vodafone Group PLC (ADR)	191,637,667
Chemicals – Diversified – 0.3%
601,142	FMC Corp.	32,149,074
Commercial Banks – 0.3%
3,000,653	TCF Financial Corp.	34,447,497
Commercial Services – Finance – 1.8%
1,900,000	Global Payments, Inc.	82,137,000
9,200,000	Western Union Co.	154,928,000
		237,065,000
Computers – Memory Devices – 0.4%
1,600,000	NetApp, Inc.*	50,912,000
Containers – Paper and Plastic – 0.2%
1,000,055	Packaging Corp. of America	28,241,553
Dental Supplies and Equipment – 0.4%
1,603,800	Patterson Cos., Inc.	55,282,986
Diversified Minerals – 0.5%
2,100,000	Teck Resources, Ltd. – Class B	64,974,000
Diversified Operations – 1.2%
2,900,567	Tyco International, Ltd. (U.S. Shares)	153,294,966
Electric – Integrated – 3.0%
1,401,900	Entergy Corp.	95,174,991
3,877,365	Exelon Corp.	145,866,471
5,200,000	PPL Corp.	144,612,000
		385,653,462
Electronic Components – Miscellaneous – 0.7%
1,450,000	Garmin, Ltd.	55,520,500
1,843,276	Gentex Corp.	38,469,170
		93,989,670
Electronic Components – Semiconductors – 1.2%
1,450,000	Altera Corp.	49,068,000
4,500,200	QLogic Corp.*,£	61,607,738
1,900,000	Semtech Corp.*	46,208,000
		156,883,738
Electronic Parts Distributors – 0.6%
1,550,000	Tech Data Corp.*,£	74,663,500
Engineering – Research and Development Services – 2.2%
3,889,663	Jacobs Engineering Group, Inc.*	147,262,641
2,350,000	KBR, Inc.	58,068,500
2,203,804	URS Corp.£	76,868,684
		282,199,825
Enterprise Software/Services – 0.5%
1,999,975	Oracle Corp.	59,399,258
Fiduciary Banks – 0.9%
2,600,000	State Street Corp.	116,064,000
Finance – Credit Card – 1.1%
4,100,000	Discover Financial Services	141,778,000
Finance – Investment Bankers/Brokers – 0.7%
2,400,000	Lazard, Ltd. – Class A	62,376,000
900,212	Raymond James Financial, Inc.	30,823,259
		93,199,259
Finance – Other Services – 0.6%
300,000	CME Group, Inc.	80,433,000
Food – Miscellaneous/Diversified – 0.9%
3,600,000	Unilever PLC (ADR)	121,428,000
Food – Retail – 0.5%
1,700,000	Kroger Co.	39,423,000
1,500,835	Safeway, Inc.	27,240,155
		66,663,155
Food – Wholesale/Distribution – 0.8%
3,300,000	Sysco Corp.	98,373,000
Footwear and Related Apparel – 0.3%
889,252	Deckers Outdoor Corp.*	39,135,981
Gas – Transportation – 0.3%
1,000,000	AGL Resources, Inc.	38,750,000
Gold Mining – 1.8%
6,100,000	Eldorado Gold Corp.	75,152,000
3,400,000	Goldcorp, Inc. (U.S. Shares)	127,772,000
600,000	Newmont Mining Corp.	29,106,000
		232,030,000
Instruments – Scientific – 1.4%
1,800,000	PerkinElmer, Inc.	46,440,000
2,600,000	Thermo Fisher Scientific, Inc.	134,966,000
		181,406,000
Internet Security – 0.9%
7,500,000	Symantec Corp.*	109,575,000
Intimate Apparel – 0.5%
1,400,000	Warnaco Group, Inc.*	59,612,000
Investment Management and Advisory Services – 1.8%
3,400,014	Ameriprise Financial, Inc.	177,684,732
500,000	Franklin Resources, Inc.	55,495,000
		233,179,732

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 25

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

Leisure & Recreation Products – 0.2%
1,434,119	WMS Industries, Inc.*,£	$28,610,674
Machinery – Farm – 0.5%
800,000	Deere & Co.	64,696,000
Machinery – General Industrial – 0.6%
3,000,000	Babcock & Wilcox Co.*	73,500,000
Medical – Biomedical and Genetic – 1.3%
1,700,000	Charles River Laboratories International, Inc.*	55,692,000
2,600,000	Life Technologies Corp.*	116,974,000
		172,666,000
Medical – Drugs – 1.2%
2,800,000	Novartis A.G. (ADR)	156,520,000
Medical – Generic Drugs – 0.7%
2,300,555	Teva Pharmaceutical Industries, Ltd. (ADR)	90,733,889
Medical – HMO – 1.2%
1,403,900	Aetna, Inc.	54,429,203
1,100,000	Health Net, Inc.*	26,697,000
1,100,000	WellPoint, Inc.	70,169,000
		151,295,203
Medical – Wholesale Drug Distributors – 0.7%
950,480	McKesson Corp.	89,107,500
Medical Instruments – 0.5%
1,550,000	St. Jude Medical, Inc.	61,860,500
Medical Labs and Testing Services – 1.8%
1,800,000	Covance, Inc.*	86,130,000
1,500,000	Laboratory Corp. of America Holdings*	138,915,000
		225,045,000
Medical Products – 0.8%
400,400	Becton, Dickinson and Co.	29,929,900
1,200,815	Zimmer Holdings, Inc.	77,284,453
		107,214,353
Medical Sterilization Products – 0.7%
3,000,000	STERIS Corp.£	94,110,000
Metal – Aluminum – 0.3%
4,500,000	Alcoa, Inc.	39,375,000
Metal – Copper – 0.5%
1,950,000	Freeport-McMoRan Copper & Gold, Inc.	66,436,500
Metal Processors and Fabricators – 0.3%
1,551,349	Kaydon Corp.£	33,183,355
Motion Pictures and Services – 0.2%
600,000	Dolby Laboratories, Inc. – Class A*	24,780,000
Multi-Line Insurance – 1.2%
4,000,600	Allstate Corp.	140,381,054
2,000,000	Old Republic International Corp.	16,580,000
		156,961,054
Multimedia – 0.6%
1,700,000	Viacom, Inc. – Class B	79,934,000
Networking Products – 1.1%
5,000,800	Cisco Systems, Inc.	85,863,736
5,800,000	Polycom, Inc.*	61,016,000
		146,879,736
Non-Hazardous Waste Disposal – 0.6%
2,800,000	Republic Services, Inc.	74,088,000
Oil – Field Services – 0.4%
600,000	CARBO Ceramics, Inc.	46,038,000
Oil and Gas Drilling – 0.4%
1,000,000	Ensco PLC – Class A	46,970,000
Oil Companies – Exploration and Production – 7.2%
1,000,000	Anadarko Petroleum Corp.	66,200,000
1,654,665	Bill Barrett Corp.*	35,442,924
1,400,000	Devon Energy Corp.	81,186,000
1,000,000	EnCana Corp. (U.S. Shares)	20,830,000
2,200,000	EQT Corp.	117,986,000
6,000,000	EXCO Resources, Inc.	45,540,000
1,800,000	Forest Oil Corp.*	13,194,000
2,184,922	Lone Pine Resources, Inc.*	6,008,536
1,250,000	Noble Energy, Inc.	106,025,000
1,650,270	Plains Exploration & Production Co.*	58,056,499
5,000,000	QEP Resources, Inc.	149,850,000
1,250,000	Southwestern Energy Co.*	39,912,500
4,200,000	Talisman Energy, Inc.	48,132,000
1,400,870	Whitting Petroleum Corp.*	57,603,774
4,600,000	WPX Energy, Inc.	74,428,000
		920,395,233
Oil Companies – Integrated – 0.9%
2,600,000	Hess Corp.	112,970,000
Oil Field Machinery and Equipment – 0.2%
400,000	National Oilwell Varco, Inc.	25,776,000
Pipelines – 0.9%
1,400,000	Plains All American Pipeline L.P.	113,134,000
Property and Casualty Insurance – 1.4%
2,750,000	Travelers Cos., Inc.	175,560,000
Publishing – Periodicals – 0.9%
14,000,000	Reed Elsevier PLC	112,296,766
Reinsurance – 3.1%
600,000	Berkshire Hathaway, Inc. – Class B*	49,998,000
1,300,000	Everest Re Group, Ltd.	134,537,000
1,250,000	PartnerRe, Ltd.	94,587,500
2,300,015	Reinsurance Group of America, Inc.	122,383,798
		401,506,298
REIT – Apartments – 1.3%
400,000	AvalonBay Communities, Inc.	56,592,000
900,000	BRE Properties, Inc.	45,018,000
1,000,000	Mid-America Apartment Communities, Inc.	68,240,000
		169,850,000
REIT – Diversified – 2.3%
800,120	Liberty Property Trust	29,476,421
2,050,300	Potlatch Corp.£	65,486,582
1,800,000	Rayonier, Inc.	80,820,000
5,500,000	Weyerhaeuser Co.	122,980,000
		298,763,003
REIT – Hotels – 0.4%
3,300,000	Host Hotels & Resorts, Inc.	52,206,000

See Notes to Schedules of Investments and Financial Statements.

26 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

REIT – Mortgage – 0.5%
900,000	Annaly Capital Management, Inc.	$15,102,000
3,800,000	Redwood Trust, Inc.	47,424,000
		62,526,000
REIT – Multi-Housing – 0.3%
600,000	Equity Lifestyle Properties, Inc.	41,382,000
REIT – Office Property – 2.1%
1,100,244	Alexandria Real Estate Equities, Inc.	80,009,744
800,000	Boston Properties, Inc.	86,696,000
900,000	Corporate Office Properties Trust	21,159,000
2,600,000	Mack-Cali Realty Corp.	75,582,000
		263,446,744
REIT – Regional Malls – 0.5%
800,000	Taubman Centers, Inc.	61,728,000
REIT – Storage – 0.5%
421,825	Public Storage	60,915,748
REIT – Warehouse and Industrial – 0.3%
1,000,000	ProLogis, Inc.	33,230,000
Retail – Apparel and Shoe – 1.0%
700,000	Abercrombie & Fitch Co. – Class A	23,898,000
2,000,000	American Eagle Outfitters, Inc.	39,460,000
2,100,000	Guess?, Inc.	63,777,000
		127,135,000
Retail – Consumer Electronics – 0%
1,634,800	RadioShack Corp.£	6,277,632
Retail – Discount – 0.4%
1,126,532	Big Lots, Inc.*	45,951,240
Retail – Drug Store – 0.5%
2,100,000	Walgreen Co.	62,118,000
Retail – Office Supplies – 0.7%
6,700,000	Staples, Inc.	87,435,000
Retail – Regional Department Stores – 1.6%
3,500,000	Kohl’s Corp.	159,215,000
1,400,000	Macy’s, Inc.	48,090,000
		207,305,000
Savings/Loan/Thrifts – 1.6%
14,700,000	First Niagara Financial Group, Inc.	112,455,000
5,800,000	Washington Federal, Inc.£	97,962,000
		210,417,000
Semiconductor Components/Integrated Circuits – 1.0%
2,700,000	Analog Devices, Inc.	101,709,000
425,315	QUALCOMM, Inc.	23,681,539
		125,390,539
Semiconductor Equipment – 0.9%
10,500,000	Applied Materials, Inc.	120,330,000
Super-Regional Banks – 2.9%
11,500,000	Fifth Third Bancorp	154,100,000
2,300,000	PNC Financial Services Group, Inc.	140,553,000
3,100,000	SunTrust Banks, Inc.	75,113,000
		369,766,000
Telephone – Integrated – 0.8%
2,600,000	CenturyLink, Inc.	102,674,000
Textile-Home Furnishings – 0.2%
400,000	Mohawk Industries, Inc.*	27,932,000
Tools – Hand Held – 0.8%
600,000	Snap-on, Inc.	37,350,000
1,100,000	Stanley Black & Decker, Inc.	70,796,000
		108,146,000
Toys – 0.4%
1,400,400	Hasbro, Inc.	47,431,548
Transportation – Marine – 0.9%
1,950,000	Kirby Corp.*	91,806,000
600,000	Tidewater, Inc.	27,816,000
		119,622,000
Transportation – Railroad – 1.9%
2,800,000	CSX Corp.	62,608,000
601,700	Kansas City Southern	41,854,252
900,000	Norfolk Southern Corp.	64,593,000
600,000	Union Pacific Corp.	71,586,000
		240,641,252
Transportation – Truck – 0.3%
650,000	J.B. Hunt Transport Services, Inc.	38,740,000

Total Common Stock (cost $10,369,621,581)		11,238,835,543

Purchased Options – Puts – 0.2%
18,820	iShares Russell 2000® Index Fund (ETF)** expires July 2012 exercise price $79.00	2,864,252
13,080	iShares Russell 2000® Index Fund (ETF)** expires August 2012 exercise price $75.00	1,828,992
24,255	iShares Russell 2000® Index Fund (ETF)** expires August 2012 exercise price $76.00	3,979,993
48,765	iShares Russell 2000® Index Fund (ETF)** expires August 2012 exercise price $77.00	9,370,253
52,800	iShares Russell 2000® Index Fund (ETF)** expires September 2012 exercise price $74.00	10,639,522
12,950	iShares Russell 2000® Index Fund (ETF)** expires September 2012 exercise price $76.00	3,303,820

Total Purchased Options – Puts (premiums paid $68,943,085)		31,986,832

Repurchase Agreements – 11.8%
$100,000,000	Credit Agricole, New York Branch, 0.1500%, dated 6/29/12, maturing 7/2/12 to be repurchased at $100,001,250 collateralized by $96,132,381 in U.S. Government Agencies 3.5000% – 5.5000%, 4/1/32 – 6/1/42 with a value of $102,000,000	100,000,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 27

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2012

Shares/Principal/Contract Amounts		Value

$200,000,000	Credit Suisse Securities (USA) LLC, 0.1500%, dated 6/29/12, maturing 7/2/12 to be repurchased at $200,002,500 collateralized by $203,440,000 in a U.S. Treasury 0.3750%, 7/31/13 with a value of $204,000,559	$200,000,000
150,000,000	Deutsche Bank Securities, Inc., 0.1400%, dated 6/29/12, maturing 7/2/12 to be repurchased at $150,001,750 collateralized by $146,715,975 in U.S. Treasuries 1.2500%-2.2500%, 9/30/15-11/30/17 with a value of $153,000,062	150,000,000
200,000,000	HSBC Securities (USA), Inc., 0.1300%, dated 6/29/12, maturing 7/2/12 to be repurchased at $200,002,167 collateralized by $193,659,333 in U.S. Treasuries 2.7500% – 4.6250%, 7/31/12 – 2/15/42 with a value of $204,001,086	200,000,000
57,720,000	ING Financial Markets LLC, 0.1500%, dated 6/29/12, maturing 7/2/12 to be repurchased at $ $57,720,722 collateralized by $ $55,863,480 in U.S. Treasuries 1.2500% – 2.1250%, 8/31/15 – 2/29/16 with a value of $58,876,193	57,720,000
800,000,000	RBC Capital Markets Corp., 0.0800%, dated 6/29/12, maturing 7/2/12 to be repurchased at $800,005,333 collateralized by $728,377,527 in U.S. Treasuries 0.0000%-3.8750%, 11/15/12-2/15/41 with a value of $816,000,065	800,000,000

Total Repurchase Agreements (cost $1,507,720,000)		1,507,720,000

Total Investments (total cost $11,946,284,666) – 99.7%		12,778,542,375

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		34,183,853

Net Assets – 100%		$12,812,726,228

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$291,500,500	2.3%
Canada	336,860,000	2.6%
Israel	90,733,889	0.7%
Switzerland	365,335,466	2.9%
United Kingdom	472,332,433	3.7%
United States††	11,221,780,087	87.8%

Total	$12,778,542,375	100.0%

††	Includes Cash Equivalents (76.0% excluding Cash Equivalents).

Schedule of Written Options – Puts	Value

iShares Russell 2000® Index Fund (ETF) expires July 2012 18,820 contracts exercise price $67.00	$(85,529)
iShares Russell 2000® Index Fund (ETF) expires August 2012 13,080 contracts exercise price $67.00	(478,694)
iShares Russell 2000® Index Fund (ETF) expires August 2012 24,255 contracts exercise price $68.00	(1,050,499)
iShares Russell 2000® Index Fund (ETF) expires August 2012 48,765 contracts exercise price $69.00	(2,516,752)
iShares Russell 2000® Index Fund (ETF) expires September 2012 52,800 contracts exercise price $66.00	(3,947,983)
iShares Russell 2000® Index Fund (ETF) expires September 2012 12,950 contracts exercise price $68.00	(1,251,190)

Total Written Options – Puts (premiums received $27,324,315)	$(9,330,647)

See Notes to Schedules of Investments and Financial Statements.

28 | JUNE 30, 2012

Perkins Select Value Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong companies exhibiting favorable risk/reward characteristics. We believe in the timeless adage of power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

Since the Fund’s inception on December 15, 2011 through June 30, 2012, Perkins Select Value Fund’s Class I Shares returned 8.30%, while the Fund’s primary benchmark, the Russell 3000 Value Index, returned 13.09%. The underperformance was due to our above normal cash position; our overall stock selection was significantly positive in the period.

Market Environment

The stock market’s strong fourth quarter 2011 rebound extended into the first quarter 2012, which provided the best quarterly returns in the U.S. in over 10 years. This brought equity markets to recovery highs. The strength was a result of continuing aggressive monetary policy in the U.S., coupled with lessened European breakup fears (Greece received a reprieve from a disorderly default) and a continuing recovery in the global economies (except Europe). Market optimism that lifted stocks higher in the first quarter quickly dissipated during the second quarter 2012 as investors remained skittish with the steady stream of bad news emanating from Europe coupled with sluggish economic growth in the U.S. and in China. These concerns kept markets on edge through the end of the period.

In Europe, the European Central Bank (ECB) and eurozone political leaders continued to push liquidity in an effort to keep the financial system buoyant. Structural reform progress remains slow as each country continues to impose its own agenda. While the latest round of acronym laden liquidity plans buy time, challenges remain to keep the European Union together and the contagion risk limited. Although China continues to have growth, the degree of deceleration and imbalances in its economy is uncertain. In addition, geopolitical risks have come to the forefront once again with recent unrest across the Middle East, particularly with the threat of a nuclear weapon enabled Iran and the potential for civil war in Syria. This type of market environment leaves investors in alternative swings between fear and euphoria resting on the unknown of the contagion impact, not only on Europe, but to the U.S. and rest of the world as well.

On a positive note, in the U.S., the market appears reasonably valued with the S&P 500 Index currently trading at 14x 2012 earnings with an approximate 7% earnings yield. In addition, the S&P 500 dividend yield of 2.30% remains in excess of the 10-year Treasury yield of 1.60% – the first time in 50 years that stocks have yielded more than 10-year Treasuries. Corporate margins are near all-time highs with strong balance sheets that are flush with cash. Nevertheless, we remain cautious as operating leverage may not be enough for sustainability of these record margins and companies will need new ways of finding continued long-term top line growth.

Detractors from Performance

Our holdings in energy and telecommunication services were the largest relative detractors from performance. Within telecommunications and for the Fund overall, SK Telecom was a key individual detractor. South Korea’s largest wireless operator posted weaker-than-expected quarterly results. Call pricing is under pressure as the government attempts to curb inflation, while costs are rising due to marketing expenditures and network upgrades to handle surging data traffic. We believe there is limited downside from current prices and the healthy dividend is well covered.

Polycom was the most significant individual detractor. The communications equipment provider’s stock fell significantly after reporting weak quarterly results due to a slowdown in video conferencing sales. Weak government spending, financial services exposure and declining enterprise sales all contributed to the revenue miss. Additionally, the new CFO reset margin goals, which are more reasonable in the current economic climate. Despite the weakness, Polycom gained market share from its main

Janus Value Funds | 29

Perkins Select Value Fund (unaudited)

competitors. Its strong balance sheet (cash represents over 30% of the stock’s market capitalization), and strong free cash flow limit the downside at the current price, in our view.

Goldcorp also weighed on performance. The gold mining company continues to be a low-cost producer, with operations in more politically stable regions such as Australia and Brazil. Unlike most gold miners, the company has strong organic growth potential through mine expansions. We added to the position on weakness since the stock sells at a relatively low premium to book value and we feel it is a good hedge against continued geopolitical and currency uncertainty.

Contributors to Performance

Our holdings in health care were the primary contributors followed by our holdings and underweight in consumer staples and our holdings in financials. Within financials and for the Fund overall, SunTrust Banks was our largest contributor. We have favored regional banks like SunTrust over large money center banks since we view their risks as lower in an environment of increased regulatory requirements, the European debt crisis and lower profitability from lack of loan demand and low interest rates. Given the performance of the stock and as it approached our price target, we sold the position in the period.

Staying in financials, Discover Financial Services was also a key contributor. The credit card company continues to benefit from increasing consensus earnings estimates. Discover’s tight underwriting criteria is creating a “windfall” of high-returning business in the current economic environment. The conservative underwriting has led Discover to experience low net charge off numbers and early stage delinquencies, both of which we believe will continue. Discover has a solid balance sheet with large excess capital ratios, and shareholders have benefited from a $2 billion buyback program which the Federal Reserve approved. We took advantage of the price strength and exited our holding earlier in the year.

Finally, ATM maker Diebold benefited from stronger-than-expected earnings and free cash flow in its latest quarter, reflecting improved order growth in both its U.S. and international markets. Given Diebold’s strong position among small and mid-sized banks in the U.S., those institutions resumed their ordering of ATMs following a hiatus post the credit crisis of 2009.

Market Outlook and Fund Positioning

We believe the greatest current risk rests with Europe where the status of its political and economic union is in question and the challenge of dealing with its bank and sovereign debt continues. Austerity measures are dampening economic growth and signs of weakness in the peripheral eurozone countries are starting to spread to the core. In addition, the pace of Chinese growth is uncertain at a time when it is going through a political transition. The U.S. economy continues to perform below its potential, with job growth lacking, and a slow recovery in the housing market even with record low mortgage rates and attractive affordability. Economic leadership out of Washington continues to struggle, with little hope of a change as elections rapidly approach in November. The upcoming “fiscal cliff” (a politically imposed deadline on tax and spending policy) is a real issue that can impact the direction of government spending and individual tax rates. As such, we believe these elements of uncertainty are likely to be an overhang on the market.

As described earlier, we believe that the market is fairly valued. However we are sensitive to the fact that it is well above the lows of 2009 and late 2011 and that there is an unusual amount of uncertainty and risk at the moment. Thus, we remain cautious with above average cash levels. We have been exercising our normal discipline in trimming or eliminating stocks that are approaching our prices targets or have deteriorating financials. We are finding somewhat fewer opportunities to reinvest the proceeds of these sales and are being patient as we see how earnings unfold. This could be an especially interesting period as earnings and projections could be below consensus, reflecting a softer economy. In that context, part of our investment process is to model the earnings impact of an economy that is weaker than consensus expectations. In all cases, we emphasize financially strong companies which have tended to outperform in difficult periods. For the foreseeable future we believe we are likely to have slower growth and perhaps financial air-pockets due to deleveraging of governments, banks, and individuals. In that context our focus on financial strength and conservative expectations seems especially appropriate.

We believe that stock prices could be volatile as the eurozone wrestles with debt issues, the U.S. economic recovery remains fragile, and sound long-term economic policy initiatives are elusive around the globe. These periods of market volatility provide us with opportunities to buy financially strong companies that are temporarily insufficiently valued. Our above average cash levels enhance our flexibility to take advantage of those situations.

30 | JUNE 30, 2012

(unaudited)

This somewhat conservative stance is also reflective of our focus on downside protection. By mitigating capital loss in down markets and capturing solid absolute returns during strong periods, we seek to maximize the effect of compounding. This is important at a time when investors are risk sensitive. Some investors have been selling stocks to buy bonds, which we believe have less favorable appreciation potential and their own unique risks given current historically low interest rates. While it is important to recognize that there are significant short-term risks in the equity markets, we feel that stocks are currently more attractively priced relative to bonds than we have seen in our over 30 years of experience.

As we navigate the current market uncertainty, we want to thank you for the confidence you have placed in Perkins Investment Management. Our investment team remains firmly committed to our value discipline and remains heavily invested in our strategies right alongside our clients.

Thank you for your investment with us in Perkins Select Value Fund.

Janus Value Funds | 31

Perkins Select Value Fund (unaudited)

Perkins Select Value Fund At A Glance

5 Top Performers – Holdings

Contribution

SunTrust Banks, Inc.	0.52%
Discover Financial Services	0.51%
Diebold, Inc.	0.38%
M.D.C. Holdings, Inc.	0.36%
TNT Express N.V.	0.36%

5 Bottom Performers – Holdings

Contribution

Polycom, Inc.	–0.39%
Goldcorp, Inc. (U.S. Shares)	–0.36%
SK Telecom Co., Ltd. (ADR)	–0.35%
Hess Corp.	–0.30%
Bill Barrett Corp.	–0.28%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	1.82%	17.11%	11.87%
Consumer Staples	0.85%	1.54%	7.46%
Consumer Discretionary	0.37%	4.25%	9.40%
Financials	0.37%	18.93%	26.76%
Industrials	0.35%	8.60%	9.74%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–5.17%	23.72%	0.00%
Energy	–1.02%	7.96%	11.36%
Telecommunication Services	–0.97%	3.28%	4.33%
Materials	–0.42%	3.68%	2.89%
Information Technology	–0.13%	9.73%	8.98%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

32 | JUNE 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

QEP Resources, Inc. Oil Companies – Exploration and Production	2.3%
SK Telecom Co., Ltd. (ADR) Cellular Telecommunications	1.9%
Mosaic Co. Agricultural Chemicals	1.9%
Potlatch Corp. REIT – Diversified	1.8%
First Niagara Financial Group, Inc. Savings/Loan/Thrifts	1.8%

9.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 2.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

Janus Value Funds | 33

Perkins Select Value Fund (unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2012		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Perkins Select Value Fund – Class A Shares

NAV	8.20%	1.43%	1.26%

MOP	1.98%

Perkins Select Value Fund – Class C Shares

NAV	7.80%	2.20%	2.01%

CDSC	6.72%

Perkins Select Value Fund – Class D Shares(1)	8.30%	1.35%	1.16%

Perkins Select Value Fund – Class I Shares	8.30%	1.15%	1.01%

Perkins Select Value Fund – Class S Shares	8.00%	1.58%	1.51%

Perkins Select Value Fund – Class T Shares	8.20%	1.33%	1.26%

Russell 3000® Value Index	13.09%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

34 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund’s performance for very short time periods may not be indicative of future performance.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Value Funds | 35

Perkins Select Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/2012)	(6/30/2012)	(1/1/2012 - 6/30/12)†

Actual	$1,000.00	$1,058.70	$6.45

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/2012)	(6/30/2012)	(1/1/2012 - 6/30/12)†

Actual	$1,000.00	$1,054.80	$10.17

Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$9.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/2012)	(6/30/2012)	(1/1/2012 - 6/30/12)†

Actual	$1,000.00	$1,058.70	$6.09

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$5.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/2012)	(6/30/2012)	(1/1/2012 - 6/30/12)†

Actual	$1,000.00	$1,059.70	$5.22

Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/2012)	(6/30/2012)	(1/1/2012 - 6/30/12)†

Actual	$1,000.00	$1,057.70	$7.52

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/2012)	(6/30/2012)	(1/1/2012 - 6/30/12)†

Actual	$1,000.00	$1,058.70	$6.45

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.32

†	Expenses are equal to the annualized expense ratio of 1.26% for Class A Shares, 1.99% for Class C Shares, 1.19% for Class D Shares, 1.02% for Class I Shares, 1.47% for Class S Shares and 1.26% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

36 | JUNE 30, 2012

Perkins Select Value Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Common Stock – 61.8%
Agricultural Chemicals – 1.9%
22,000	Mosaic Co.	$1,204,720
Applications Software – 1.3%
38,000	Progress Software Corp.*	793,060
Beverages – Non-Alcoholic – 0.6%
8,000	Dr. Pepper Snapple Group, Inc.	350,000
Building – Heavy Construction – 1.4%
84,000	Sterling Construction Co., Inc.*	858,480
Cellular Telecommunications – 3.7%
102,000	SK Telecom Co., Ltd. (ADR)	1,234,200
40,000	Vodafone Group PLC (ADR)	1,127,200
		2,361,400
Circuit Boards – 0.7%
46,000	TTM Technologies, Inc.*	432,860
Commercial Banks – 2.7%
94,000	Fulton Financial Corp.	939,060
46,000	Univest Corp. of Pennsylvania	760,380
		1,699,440
Commercial Services – Finance – 1.0%
36,000	Western Union Co.	606,240
Diversified Operations – 1.6%
140,000	Orkla A.S.A.	1,016,688
Electronic Components – Semiconductors – 0.4%
10,000	Semtech Corp.*	243,200
Engineering – Research and Development Services – 0.8%
8,000	Jacobs Engineering Group, Inc.*	302,880
9,000	KBR, Inc.	222,390
		525,270
Engines – Internal Combustion – 1.4%
50,000	Briggs & Stratton Corp.	874,500
Enterprise Software/Services – 1.6%
68,000	Omnicell, Inc.*	995,520
Food – Retail – 1.6%
25,000	Harris Teeter Supermarkets, Inc.	1,024,750
Gold Mining – 1.6%
26,000	Goldcorp, Inc. (U.S. Shares)	977,080
Golf – 0.7%
70,000	Callaway Golf Co.	413,700
Instruments – Scientific – 1.0%
12,000	Thermo Fisher Scientific, Inc.	622,920
Internet Security – 1.6%
70,000	Symantec Corp.*	1,022,700
Medical – Drugs – 5.4%
15,000	Abbott Laboratories	967,050
17,000	Forest Laboratories, Inc.*	594,830
18,000	Merck & Co., Inc.	751,500
20,000	Novartis A.G. (ADR)	1,118,000
		3,431,380
Medical – Generic Drugs – 1.0%
16,000	Teva Pharmaceutical Industries, Ltd. (ADR)	631,040
Medical Labs and Testing Services – 1.9%
10,000	Covance, Inc.*	478,500
8,000	Laboratory Corp. of America Holdings*	740,880
		1,219,380
Medical Products – 0.7%
8,000	Stryker Corp.	440,800
Metal – Copper – 0.8%
14,000	Freeport-McMoRan Copper & Gold, Inc.	476,980
Metal Processors and Fabricators – 1.0%
30,000	Kaydon Corp.	641,700
Multi-Line Insurance – 1.8%
36,000	Kemper Corp.	1,107,000
Networking Products – 1.0%
62,000	Polycom, Inc.*	652,240
Oil – Field Services – 1.1%
40,000	PAA Natural Gas Storage L.P.	714,800
Oil Companies – Exploration and Production – 6.0%
12,000	Bill Barrett Corp.*	257,040
14,000	Devon Energy Corp.	811,860
2,000	Noble Energy, Inc.	169,640
48,000	QEP Resources, Inc.	1,438,560
50,000	Talisman Energy, Inc.	573,000
34,000	WPX Energy, Inc.	550,120
		3,800,220
Oil Companies – Integrated – 1.1%
16,000	Hess Corp.	695,200
Real Estate Operating/Development – 1.1%
45,000	St. Joe Co.*	711,450
REIT – Diversified – 2.9%
36,000	Potlatch Corp.	1,149,840
30,000	Weyerhaeuser Co.	670,800
		1,820,640
Retail – Leisure Products – 0.6%
40,000	MarineMax, Inc.*	380,400
Retail – Regional Department Stores – 1.2%
16,000	Kohl’s Corp.	727,840
Savings/Loan/Thrifts – 2.8%
150,000	First Niagara Financial Group, Inc.	1,147,500
56,000	Rockville Financial, Inc.	647,920
		1,795,420
Semiconductor Equipment – 2.0%
95,000	Applied Materials, Inc.	1,088,700
6,000	MKS Instruments, Inc.	173,580
		1,262,280
Super-Regional Banks – 2.4%
60,000	Fifth Third Bancorp	804,000
12,000	PNC Financial Services Group, Inc.	733,320
		1,537,320
Transportation – Marine – 0.4%
6,000	Kirby Corp.*	282,480
Water – 1.0%
60,000	Suez Environment Co.	645,766

Total Common Stock (cost $39,010,304)		38,996,864

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 37

Perkins Select Value Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Corporate Bond – 2.6%
Oil Companies – Exploration and Production – 2.6%

$1,707,000	Lone Pine Resources Canada, Ltd. 10.3750%, 2/15/17 (144A) (cost $1,728,881)	$1,608,847

Preferred Stock – 1.1%
Savings/Loan/Thrifts – 1.1%
25,000	First Niagara Financial Group, Inc., 8.6250% (cost $683,850)	685,000

Repurchase Agreement – 34.5%
$21,800,000	HSBC Securities (USA), Inc., 0.1300%, dated 6/29/12, maturing 7/2/12 to be repurchased at $21,800,236 collateralized by $21,108,867 in U.S. Treasuries 2.7500% – 4.6250%, 7/31/12 – 2/15/42 with a value of $22,236,118 (cost $21,800,000)	21,800,000

Total Investments (total cost $63,223,035) – 100.0%		63,090,711

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		18,931

Net Assets – 100%		$63,109,642

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$3,158,927	5.0%
France	645,766	1.0%
Israel	631,040	1.0%
Norway	1,016,688	1.6%
South Korea	1,234,200	2.0%
Switzerland	1,118,000	1.8%
United Kingdom	1,127,200	1.8%
United States††	54,158,890	85.8%

Total	$63,090,711	100.0%

††	Includes Cash Equivalents (51.3% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

38 | JUNE 30, 2012

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund Snapshot
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities that we believe to have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Todd Perkins co-portfolio manager	Justin Tugman co-portfolio manager

Performance Overview

During the 12 months ended June 30, 2012, Perkins Small Cap Value Fund’s Class T Shares returned -3.86% versus -1.44% for the Fund’s benchmark, the Russell 2000 Value Index. Stock selection within financials was poor. Relative results were also hindered by an overweight in energy and an underweight in utilities.

Economic Environment

Stocks suffered a significant sell-off at the beginning of the period, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion. The stock market rebounded in the fourth quarter 2011, but not enough to entirely offset the losses from the third quarter. The bounce back was fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB).

The stock market’s strong fourth quarter 2011 rebound extended into the first quarter 2012, which provided the best quarterly returns in the U.S. in over 10 years. This brought equity markets to recovery highs. The strength was a result of continuing aggressive monetary policy in the U.S., coupled with lessened European breakup fears (Greece received a reprieve from a disorderly default) and a continuing recovery in the global economies (except Europe). Market optimism that lifted stocks higher in the first quarter quickly dissipated during the second quarter 2012 as investors remained skittish with the steady stream of bad news emanating from Europe coupled with sluggish economic growth in the U.S. and in China. These concerns kept markets on edge through the end of the period.

In Europe, the ECB and eurozone political leaders continued to push liquidity in an effort to keep the financial system buoyant. Structural reform progress remains slow as each country continues to impose its own agenda. While the latest round of acronym laden liquidity plans buy time, challenges remain to keep the European Union together and the contagion risk limited. Although China continues to have growth, the degree of deceleration and imbalances in its economy is uncertain. In addition, geopolitical risks have come to the forefront once again with recent unrest across the Middle East, particularly with the threat of a nuclear weapon enabled Iran and the potential for civil war in Syria. This type of market environment leaves investors in alternative swings between fear and euphoria resting on the unknown of the contagion impact, not only on Europe, but to the U.S. and rest of the world as well.

On a positive note, in the U.S., the market appears reasonably valued with the S&P 500 Index currently trading at approximately 14x 2012 earnings with an approximate 7% earnings yield. In addition, the S&P 500 dividend yield of 2.30% remains in excess of the 10-year Treasury yield of 1.60% – the first time in 50 years that stocks have yielded more than 10-year Treasuries. Corporate margins are near all-time highs with strong balance sheets that are flush with cash. Nevertheless, we remain cautious as operating leverage may not be enough for sustainability of these record margins and companies will need new ways of finding continued long-term top line growth.

Holdings That Detracted

Poor stock selection in financials hurt relative returns the most, closely followed by on overweight to energy stocks, particularly natural gas exploration and production companies. Individually, First Niagara Financial detracted the most from performance. The regional bank continued to struggle, falling 39% in the period. We have appreciated First Niagara for its strong, high-quality earnings stream, lack of credit problems, large dividend and robust capital ratios. However, the collapse of interest rates in the U.S. adversely impacted highly liquid balance sheets like First Niagara’s since re-investment in lower

Janus Value Funds | 39

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

yielding securities dragged down returns. In addition, the company made a badly timed and structured acquisition of a large deposit franchise from HSBC. While there is more consensus around the company’s estimates and capital for 2013, the transaction diluted earnings and damaged management’s credibility. At 8.9x on reduced 2013 earnings estimates, First Niagara is valued more cheaply than peers, which sell in the 11x-13x earnings range.

Within the energy sector, Bill Barrett Corp. and Forest Oil were both negatively impacted by very weak natural gas prices. Additionally, Bill Barrett suffered from the company’s decision in late 2011 to significantly overspend cash flow in an effort to meaningfully increase its liquids production. While the company still looks cheap on an asset value basis, we have pared back the position based on our concern that the balance sheet will become more levered with the heavy overspend in 2012 and 2013. We also trimmed our holdings in Forest Oil in favor of adding other companies that we felt offered stronger balance sheets and lower valuations. We feel comfortable with the prospect that gas prices will recover; however, we can’t be sure of the timing. Therefore, it’s of utmost importance for us to own companies that we feel are strong enough financially to survive.

Holdings That Contributed

Our holdings in information technology and consumer staples were the largest contributors to relative performance. Diebold was the largest contributor for the information technology sector. The ATM manufacturer rose over 23% as banks continue to look for ways to cut costs in a tough environment. The company also increased operating efficiency as management continues to be aggressive in shutting down high cost manufacturing. We reduced our position on strength in the shares.

Retailer American Eagle Outfitters’ shares rallied sharply during the period to make it our most significant individual contributor. Although the stock maintains a reasonable valuation with a strong balance sheet, we trimmed our position into strength.

Finally, Immucor, a maker of systems used in blood transfusions rose after it agreed to be acquired by private equity firm TPG Capital in a $1.97 billion deal. We eliminated the position.

Market Outlook

We believe the greatest current risk rests with Europe where the status of its political and economic union is in question and the challenge of dealing with its bank and sovereign debt continues. Austerity measures are dampening economic growth and signs of weakness in the peripheral eurozone countries are starting to spread to the core. In addition, the pace of Chinese growth is uncertain at a time when it is going through a political transition. The U.S. economy continues to perform below its potential, with job growth lacking, and a slow recovery in the housing market even with record low mortgage rates and attractive affordability. Economic leadership out of Washington continues to struggle, with little hope of a change as elections rapidly approach in November. The upcoming “fiscal cliff” (a politically imposed deadline on tax and spending policy) is a real issue that can impact the direction of government spending and individual tax rates. As such, we believe these elements of uncertainty are likely to be an overhang on the market.

As described earlier, we believe that the market is fairly valued. However we are sensitive to the fact that it is well above the lows of 2009 and late 2011 and that there is an unusual amount of uncertainty and risk at the moment. Thus, we remain cautious with above average cash levels. We have been exercising our normal discipline in trimming or eliminating stocks that are approaching our prices targets or have deteriorating financials. We are finding somewhat fewer opportunities to reinvest the proceeds of these sales and are being patient as we see how earnings unfold. This could be an especially interesting period as earnings and projections could be below consensus, reflecting a softer economy. In that context, part of our investment process is to model the earnings impact of an economy that is weaker than consensus expectations. In all cases, we emphasize financially strong companies which have tended to outperform in difficult periods. For the foreseeable future we believe we are likely to have slower growth and perhaps financial air-pockets due to deleveraging of governments, banks, and individuals. In that context our focus on financial strength and conservative expectations seems especially appropriate.

Our relative sector positioning is similar to a year ago with a lack of exposure in utilities, an underweight in financials, and an overweight in health care. We have always been underweight in electric utilities because most of these companies have more debt, less free cash, and greater regulation than our focus on financial strength allows. In absolute terms, financials remain our largest exposure with emphasis on regional banks and property and casualty insurers.

We believe that stock prices could be volatile as the eurozone wrestles with debt issues, the U.S. economic recovery remains fragile, and sound long-term economic policy initiatives are elusive around the globe. These periods of market volatility provide us with opportunities to

40 | JUNE 30, 2012

(unaudited)(closed to certain new investors)

buy financially strong companies that are temporarily insufficiently valued. Our above average cash levels enhance our flexibility to take advantage of those situations.

This somewhat conservative stance is also reflective of our focus on downside protection. By mitigating capital loss in down markets and capturing solid absolute returns during strong periods, we seek to maximize the effect of compounding. This has resulted in our history of delivering attractive, less volatile performance across full market cycles relative to our benchmark and peers. Our approach can lag in strong market periods such as the last three years. But over full market cycles, such as the last five years or longer, our process has provided strong returns. This is important at a time when investors are risk sensitive. Some investors have been selling stocks to buy bonds, which we believe have less favorable appreciation potential and their own unique risks given current historically low interest rates. While it is important to recognize that there are significant short-term risks in the equity markets, we feel that stocks are currently more attractively priced relative to bonds than we have seen in our over 30 years of experience.

As we navigate the current market uncertainty, we want to thank you for the confidence you have placed in Perkins Investment Management. Our investment team remains firmly committed to our value discipline and remains heavily invested in our strategies right alongside our clients.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 41

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

American Eagle Outfitters, Inc.	0.49%
Diebold, Inc.	0.47%
Immucor, Inc.	0.45%
Casey’s General Stores, Inc.	0.37%
Texas Capital Bancshares, Inc.	0.29%

5 Bottom Performers – Holdings

Contribution

First Niagara Financial Group, Inc.	–1.08%
Bill Barrett Corp.	–0.83%
Forest Oil Corp.	–0.79%
RadioShack Corp.	–0.75%
EXCO Resources, Inc.	–0.54%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Information Technology	1.70%	11.11%	11.02%
Consumer Staples	0.99%	5.40%	2.96%
Industrials	0.75%	7.94%	14.81%
Health Care	0.61%	11.10%	5.18%
Other**	0.59%	15.23%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	–3.25%	28.31%	36.65%
Energy	–2.39%	9.30%	4.84%
Utilities	–0.67%	0.00%	6.99%
Consumer Discretionary	–0.20%	8.41%	11.85%
Telecommunication Services	0.20%	0.08%	0.66%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

42 | JUNE 30, 2012

(unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

First Niagara Financial Group, Inc. Savings/Loan/Thrifts	2.2%
Kemper Corp. Multi-Line Insurance	2.1%
Owens & Minor, Inc. Distribution/Wholesale	2.0%
Flowers Foods, Inc. Food – Baking	1.9%
Covance, Inc. Medical Labs and Testing Services	1.9%

10.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Top County Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

Janus Value Funds | 43

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended June 30, 2012				Expense Ratios – per the October 28, 2011 prospectuses, as supplemented and the May 31, 2012 prospectus
	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	–4.08%	3.69%	7.23%	1.34%	1.32%

MOP	–9.60%	2.47%	6.60%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	–4.78%	2.94%	6.48%	2.13%	2.07%

CDSC	–5.61%	2.94%	6.48%

Perkins Small Cap Value Fund – Class D Shares(1)	–3.80%	3.93%	7.51%	1.03%	1.03%

Perkins Small Cap Value Fund – Class I Shares(1)	–3.74%	3.89%	7.49%	0.98%	0.98%

Perkins Small Cap Value Fund – Class L Shares(1)	–3.67%	4.12%	7.74%	1.11%	1.11%

Perkins Small Cap Value Fund – Class N Shares(1)	–3.86%	3.89%	7.49%	0.88%	0.88%

Perkins Small Cap Value Fund – Class R Shares(1)	–4.36%	3.39%	6.97%	1.63%	1.63%

Perkins Small Cap Value Fund – Class S Shares(1)	–4.11%	3.65%	7.24%	1.38%	1.38%

Perkins Small Cap Value Fund – Class T Shares(1)	–3.86%	3.89%	7.49%	1.13%	1.13%

Russell 2000® Value Index	–1.44%	–1.05%	6.50%

Lipper Quartile – Class T Shares	3rd	1st	2nd

Lipper Ranking – based on total returns for Small-Cap Core Funds	380/682	35/519	100/300

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

44 | JUNE 30, 2012

(unaudited)(closed to certain new investors)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

For Class L Shares, net expense ratios reflect the administrative fee waiver, if any, Janus Services LLC has voluntarily agreed to, which could be changed or terminated at any time.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010 as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class L Shares of the Fund commenced operations on April 21, 2003. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations with the Fund’s inception. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to certain new investors. Please see current prospectus for details.

Janus Value Funds | 45

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,033.90	$5.82

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,030.00	$9.59

Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,035.80	$4.35

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,035.80	$4.10

Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,036.20	$3.54

Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(5/31/12)	(6/30/12)	(5/31/12 - 6/30/12)*

Actual	$1,000.00	$1,024.70	$0.54

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,032.80	$7.23

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,034.00	$5.97

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,035.40	$4.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

†	Expenses are equal to the annualized expense ratio of 1.15% for Class A Shares, 1.90% for Class C Shares, 0.86% for Class D Shares, 0.81% for Class I Shares, 0.70% for Class L Shares, 1.43% for Class R Shares, 1.18% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class N Shares (May 31, 2012 to June 30, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.63% for Class N Shares multiplied by the average account value over the period, multiplied by 31/366 (to reflect the period); however, hypothetical expenses are multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

46 | JUNE 30, 2012

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Common Stock – 83.7%
Apparel Manufacturers – 0.6%
298,891	Columbia Sportswear Co.	$16,026,535
Applications Software – 0.8%
1,010,500	Progress Software Corp.*	21,089,135
Automotive – Truck Parts and Equipment – Original – 0.7%
1,600,000	Dana Holding Corp.	20,496,000
Building – Heavy Construction – 1.9%
1,563,500	Granite Construction, Inc.£	40,822,985
1,188,179	Sterling Construction Co., Inc.*,£	12,143,189
		52,966,174
Circuit Boards – 0.8%
2,420,000	TTM Technologies, Inc.*	22,772,200
Coal – 0.6%
950,000	Cloud Peak Energy, Inc.*	16,064,500
Commercial Banks – 5.9%
2,150,000	BBCN Bancorp, Inc.*	23,413,500
332,800	City National Corp.	16,167,424
4,800,000	Fulton Financial Corp.	47,952,000
1,836,395	Glacier Bancorp, Inc.£	28,445,759
1,008,700	Hancock Holding Co.	30,704,828
400,000	Texas Capital Bancshares, Inc.*	16,156,000
		162,839,511
Commercial Services – Finance – 1.1%
700,000	Global Payments, Inc.	30,261,000
Computer Services – 0.8%
857,000	J2 Global, Inc.	22,641,940
Computers – Integrated Systems – 0.7%
555,400	Diebold, Inc.	20,499,814
Computers – Memory Devices – 0.4%
1,459,000	STEC, Inc.*	11,380,200
Computers – Peripheral Equipment – 0.6%
1,513,000	Logitech International S.A. (U.S. Shares)	16,143,710
Containers – Paper and Plastic – 1.4%
405,000	Packaging Corp. of America	11,437,200
906,700	Sonoco Products Co.	27,337,005
		38,774,205
Dental Supplies and Equipment – 1.1%
900,000	Patterson Cos., Inc.	31,023,000
Direct Marketing – 0.8%
2,522,000	Harte-Hanks, Inc.£	23,051,080
Distribution/Wholesale – 2.0%
1,764,500	Owens & Minor, Inc.	54,046,635
Electronic Components – Miscellaneous – 0.6%
845,326	Gentex Corp.	17,641,954
Electronic Components – Semiconductors – 1.4%
1,362,000	QLogic Corp.*	18,645,780
806,500	Semtech Corp.*	19,614,080
		38,259,860
Electronic Design Automation – 0.7%
646,035	Synopsys, Inc.*	19,012,810
Engineering – Research and Development Services – 1.1%
193,312	KBR, Inc.	4,776,740
756,000	URS Corp.	26,369,280
		31,146,020
Engines – Internal Combustion – 1.0%
1,602,217	Briggs & Stratton Corp.	28,022,775
Enterprise Software/Services – 0.8%
1,433,984	Omnicell, Inc.*	20,993,526
Finance – Investment Bankers/Brokers – 1.6%
1,213,000	KBW, Inc.	19,953,850
925,000	Lazard, Ltd. – Class A	24,040,750
		43,994,600
Food – Baking – 1.9%
2,320,500	Flowers Foods, Inc.	53,905,215
Food – Miscellaneous/Diversified – 1.1%
500,452	J&J Snack Foods Corp.	29,576,713
Food – Retail – 1.3%
856,500	Harris Teeter Supermarkets, Inc.	35,107,935
Footwear and Related Apparel – 1.0%
300,000	Deckers Outdoor Corp.*	13,203,000
355,300	Wolverine World Wide, Inc.	13,778,534
		26,981,534
Golf – 0.9%
4,039,000	Callaway Golf Co.£	23,870,490
Instruments – Scientific – 0.7%
706,300	PerkinElmer, Inc.	18,222,540
Insurance Brokers – 0.9%
907,000	Brown & Brown, Inc.	24,733,890
Intimate Apparel – 0.7%
438,167	Warnaco Group, Inc.*	18,657,151
Leisure & Recreation Products – 0.6%
800,000	WMS Industries, Inc.*	15,960,000
Machine Tools and Related Products – 0.5%
328,600	Lincoln Electric Holdings, Inc.	14,389,394
Machinery – General Industrial – 0.9%
1,108,800	Albany International Corp. – Class A	20,745,648
197,094	Babcock & Wilcox Co.*	4,828,803
		25,574,451
Medical – Biomedical and Genetic – 1.3%
1,058,500	Charles River Laboratories International, Inc.*	34,676,460
Medical Instruments – 0.6%
1,312,000	AngioDynamics, Inc.*,£	15,757,120
Medical Labs and Testing Services – 2.6%
1,107,200	Covance, Inc.*	52,979,520
900,000	ICON PLC (ADR)*	20,277,000
		73,256,520
Medical Products – 1.0%
450,000	PSS World Medical, Inc.*	9,445,500
350,000	West Pharmaceutical Services, Inc.	17,671,500
		27,117,000
Medical Sterilization Products – 0.9%
800,000	STERIS Corp.	25,096,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 47

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Metal Processors and Fabricators – 1.2%
1,563,500	Kaydon Corp.£	$33,443,265
Multi-Line Insurance – 2.9%
1,916,000	Kemper Corp.	58,917,000
2,500,000	Old Republic International Corp.	20,725,000
		79,642,000
Networking Products – 1.1%
2,900,000	Polycom, Inc.*	30,508,000
Non-Ferrous Metals – 0.8%
1,665,500	Globe Specialty Metals, Inc.	22,367,665
Oil – Field Services – 2.2%
900,000	C&J Energy Services, Inc.*	16,650,000
282,500	CARBO Ceramics, Inc.	21,676,225
1,312,000	PAA Natural Gas Storage L.P.	23,445,440
		61,771,665
Oil Companies – Exploration and Production – 6.0%
957,500	Bill Barrett Corp.*	20,509,650
1,700,000	EXCO Resources, Inc.	12,903,000
700,000	Forest Oil Corp.*	5,131,000
3,900,000	Lone Pine Resources, Inc.*	10,725,000
700,000	PDC Energy, Inc.*	17,164,000
3,548,000	Petroquest Energy, Inc.*,£	17,740,000
1,250,000	QEP Resources, Inc.	37,462,500
250,000	Whitting Petroleum Corp.*	10,280,000
2,106,100	WPX Energy, Inc.	34,076,698
		165,991,848
Oil Refining and Marketing – 0.5%
300,000	Sunoco, Inc.	14,250,000
Paper and Related Products – 1.1%
1,919,000	Glatfelter£	31,414,030
Pipelines – 1.0%
191,100	EQT Midstream Partners L.P.	4,599,777
504,500	Western Gas Partners L.P.	22,011,335
		26,611,112
Poultry – 0.8%
500,000	Sanderson Farms, Inc.	22,910,000
Property and Casualty Insurance – 2.2%
556,300	Infinity Property & Casualty Corp.£	32,081,821
581,000	Navigators Group, Inc.*,£	29,079,050
		61,160,871
Real Estate Operating/Development – 0.9%
1,516,500	St. Joe Co.*	23,975,865
Reinsurance – 1.3%
1,512,500	Alterra Capital Holdings, Ltd.	35,316,875
REIT – Diversified – 1.6%
1,410,600	Potlatch Corp.	45,054,564
REIT – Hotels – 0.7%
2,000,000	DiamondRock Hospitality Co.	20,400,000
REIT – Mortgage – 0.8%
1,822,000	Redwood Trust, Inc.	22,738,560
REIT – Office Property – 2.7%
1,766,000	Government Properties Income Trust	39,946,920
1,210,800	Mack-Cali Realty Corp.	35,197,956
		75,144,876
Retail – Apparel and Shoe – 0.8%
600,000	American Eagle Outfitters, Inc.	11,838,000
300,000	Guess?, Inc.	9,111,000
		20,949,000
Retail – Consumer Electronics – 0.3%
2,419,000	RadioShack Corp.	9,288,960
Retail – Convenience Stores – 0.5%
253,200	Casey’s General Stores, Inc.	14,936,268
Retail – Discount – 0.4%
300,000	Big Lots, Inc.*	12,237,000
Retail – Leisure Products – 0.6%
1,725,000	MarineMax, Inc.*,£	16,404,750
Retail – Restaurants – 0.2%
152,000	Bob Evans Farms, Inc.	6,110,400
Savings/Loan/Thrifts – 6.4%
7,833,225	First Niagara Financial Group, Inc.	59,924,171
2,260,056	Investors Bancorp, Inc.*	34,104,245
2,020,000	Provident Financial Services, Inc.	31,007,000
3,072,224	Washington Federal, Inc.	51,889,864
		176,925,280
Semiconductor Equipment – 1.7%
1,942,600	Brooks Automation, Inc.	18,338,144
1,008,000	MKS Instruments, Inc.	29,161,440
		47,499,584
Transportation – Marine – 0.7%
271,427	Kirby Corp.*	12,778,783
151,700	Tidewater, Inc.	7,032,812
		19,811,595

Total Common Stock (cost $2,286,794,912)		2,318,893,630

Repurchase Agreements – 16.1%
$50,000,000	Deutsche Bank Securities, 0.1400%, dated 6/29/12, maturing 7/2/12 to be repurchased at $50,000,583 collateralized by $48,905,325 in U.S. Treasuries 1.2500% – 2.2500%, 9/30/15 – 11/30/17 with a value of $51,000,021	50,000,000
78,200,000	HSBC Securities (USA), Inc., 0.1300%, dated 6/29/12, maturing 7/2/12 to be repurchased at $78,200,847 collateralized by $75,720,799 in U.S. Treasuries 2.7500% – 4.6250%, 7/31/12 – 2/15/42 with a value of $79,764,425	78,200,000

See Notes to Schedules of Investments and Financial Statements.

48 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

$19,464,000	ING Financial Markets LLC, 0.1500%, dated 6/29/12, maturing 7/2/12 to be repurchased at $19,464,243 collateralized by $18,837,955 in U.S. Treasuries 1.2500% – 2.1250%, 8/31/15 – 2/29/16 with a value of $19,853,885	$19,464,000
300,000,000	RBC Capital Markets Corp., 0.0800%, dated 6/29/12, maturing 7/2/12 to be repurchased at $300,002,000 collateralized by $273,141,573 in U.S. Treasuries 0.0000% – 3.8750%, 11/15/12 – 2/15/41 with a value of $306,000,024	300,000,000

Total Repurchase Agreements (cost $447,664,000)		447,664,000

Total Investments (total cost $2,734,458,912) – 99.8%		2,766,557,630

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		5,421,168

Net Assets – 100%		$2,771,978,798

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$59,357,625	2.2%
Ireland	20,277,000	0.7%
Switzerland	16,143,710	0.6%
United States††	2,670,779,295	96.5%

Total	$2,766,557,630	100.0%

††	Includes Cash Equivalents (80.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 49

Perkins Value Plus Income Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong companies exhibiting favorable risk/reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We target those companies that meet Perkins’ strict investment guidelines, but also offer an attractive and stable yield component or have the ability to increase their payout ratio going forward. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Jeff Kautz co-portfolio manager	Ted Thome co-portfolio manager

Performance Overview

For the 12-month period ended June 30, 2012, Perkins Value Plus Income Fund’s Class I Shares returned 4.25%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 3.01%. Its secondary benchmark, the Value Income Index, a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned 5.73%. The Fund’s other secondary benchmark, the Barclays U.S. Aggregate Bond Index (the “Agg”), returned 7.47% during the period.

Market Environment

Stocks suffered a significant sell-off at the beginning of the period, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion. The stock market rebounded in the fourth quarter 2011, but not enough to entirely offset the losses from the third quarter. The bounce back was fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB).

The stock market’s strong fourth quarter 2011 rebound extended into the first quarter 2012, which provided the best quarterly returns in the U.S. in over 10 years. This brought equity markets to recovery highs. The strength was a result of continuing aggressive monetary policy in the U.S., coupled with lessened European breakup fears (Greece received a reprieve from a disorderly default) and a continuing recovery in the global economies (except Europe). Market optimism that lifted stocks higher in the first quarter quickly dissipated during the second quarter 2012 as investors remained skittish with the steady stream of bad news emanating from Europe coupled with sluggish economic growth in the U.S. and in China. These concerns kept markets on edge through the end of the period.

In Europe, the ECB and eurozone political leaders continued to push liquidity in an effort to keep the financial system buoyant. Structural reform progress remains slow as each country continues to impose its own agenda. While the latest round of acronym laden liquidity plans buy time, challenges remain to keep the European Union together and the contagion risk limited. Although China continues to have growth, the degree of deceleration and imbalances in its economy is uncertain. In addition, geopolitical risks have come to the forefront once again with recent unrest across the Middle East, particularly with the threat of a nuclear weapon enabled Iran and the potential for civil war in Syria. This type of market environment leaves investors in alternative swings between fear and euphoria resting on the unknown of the contagion impact, not only on Europe, but to the U.S. and rest of the world as well.

50 | JUNE 30, 2012

(unaudited)

On a positive note, in the U.S., the market appears reasonably valued with the S&P 500 Index currently trading at approximately 14x 2012 earnings with an approximate 7% earnings yield. In addition, the S&P 500 dividend yield of 2.30% remains in excess of the 10-year Treasury yield of 1.60% – the first time in 50 years that stocks have yielded more than 10-year Treasuries. Corporate margins are near all-time highs with strong balance sheets that are flush with cash. Nevertheless, we remain cautious as operating leverage may not be enough for sustainability of these record margins and companies will need new ways of finding continued long-term top line growth.

Portfolio Comments

Our overweight to equities (57% at period end) combined with our underweight to fixed income (43%) weighed on returns relative to the Value Income Index. Our equity weighting was at the upper end of our 40%-60% range.

Our equity sleeve in aggregate underperformed the Russell 1000 Value Index due largely to our holdings and underweight in utilities, the second best performing sector within the index, followed by our holdings in telecommunication services. Our holdings and overweight in financials were the largest relative contributors.

Meanwhile, our fixed income sleeve significantly outperformed the Barclays U.S. Aggregate Bond Index. Our sizeable overweight in corporate bonds was the primary contributor to relative performance followed by our yield curve positioning and underweight in U.S. Treasuries.

In our joint management of the Fund, both Perkins and Janus investment teams are at least as focused on absolute total returns as we are relative returns, and therefore, are focused on the long term.

Equity Holdings That Detracted

Within telecommunications and for the equity sleeve overall, SK Telecom was the most significant individual detractor. South Korea’s largest wireless operator posted weaker-than-expected quarterly results. Call pricing is under pressure as the government attempts to curb inflation, while costs are rising due to marketing expenditures and network upgrades to handle surging data traffic. We believe there is limited downside from current prices and the healthy dividend is well covered.

First Niagara Financial was also a key detractor. The regional bank continued to struggle, falling 39% in the period. We have appreciated First Niagara for its strong, high-quality earnings stream, lack of credit problems, large dividend and robust capital ratios. However, the collapse of interest rates in the U.S. adversely impacted highly liquid balance sheets like First Niagara’s since re-investment in lower yielding securities dragged down returns. In addition, the company made a badly timed and structured acquisition of a large deposit franchise from HSBC. While there is more consensus around the company’s estimates and capital for 2013, the transaction diluted earnings and damaged management’s credibility. At 8.9x earnings based on reduced 2013 earnings estimates, First Niagara is valued more cheaply than peers, which sell in the 11x-13x earnings range.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Equity Holdings That Contributed

Healthcare Realty Trust, a health care investment trust that finances long-term care and other outpatient facilities, was the Fund’s top contributor.

Finally, AT&T rallied on a flight-to-quality late in the period. We like the telecommunications giant given the defensive nature of its strong free cash flow generation, stable growth and nearly 5% dividend yield. The company continues to return capital to shareholders through a well-covered dividend. It remains one of our larger equity positions.

Fixed Income Holdings That Contributed

United Technologies, the top fixed income contributor to positive performance, announced plans during the period to acquire Goodrich, a leading aerospace components supplier. In May 2012 it raised $9.8 billion through the largest U.S. corporate bond offering since 2009, with proceeds to help fund the $16.5 billion acquisition. We expect United Technologies to remain committed to its deleveraging targets post-acquisition, paying down 25% of total debt by year-end 2012 through robust cash-flow generation.

In conjunction with the spin-off of its North American grocery business, Kraft Foods refinanced existing debt and underscored its commitment to deleveraging. The increased capital structure clarity is a positive for bondholders and should be supportive of further spread tightening over the near term, in our view.

Fixed Income Holdings That Detracted

Ford, our largest credit detractor, has made great progress over the past few years in improving its operating profit

Janus Value Funds | 51

Perkins Value Plus Income Fund (unaudited)

and paying down debt. Both Moody’s Investors Service and Fitch Ratings upgraded Ford’s credit rating to investment grade during the second quarter of 2012 (Ford now is rated Baa3 by Moody’s and BBB- at Fitch, the lowest investment grades, while S&P has it at BB+, the highest speculative-grade level). However, the portfolio’s weightings to Ford credit at various points during the year were not beneficial to overall performance, and it was a detractor for the 12-month period as a whole.

A U.S. regional mall real estate investment trust (REIT), General Growth Properties (GGP) generated positive return for the fixed income sleeve during the period. However, it is an out-of-index credit that did not keep pace with gains seen in other benchmark holdings. We like GGP’s portfolio of triple-net-lease, high quality malls given the recovery in consumer spending. We believe bond holders will benefit as management actively pursues an investment grade rating to further reduce the cost of capital.

Market Outlook and Fund Positioning

We believe the greatest current risk rests with Europe where the status of its political and economic union is in question and the challenge of dealing with its bank and sovereign debt continues. Austerity measures are dampening economic growth and signs of weakness in the peripheral eurozone countries are starting to spread to the core. In addition, the pace of Chinese growth is uncertain at a time when it is going through a political transition. The U.S. economy continues to perform below its potential, with job growth lacking, and a slow recovery in the housing market even with record low mortgage rates and attractive affordability. Economic leadership out of Washington continues to struggle, with little hope of a change as elections rapidly approach in November. The upcoming “fiscal cliff” (a politically imposed deadline on tax and spending policy) is a real issue that can impact the direction of government spending and individual tax rates. As such, we believe these elements of uncertainty are likely to be an overhang on the market.

As described earlier, we believe that the market is fairly valued. However we are sensitive to the fact that it is well above the lows of 2009 and late 2011 and that there is an unusual amount of uncertainty and risk at the moment. Thus, we remain cautious. We have been exercising our normal discipline in trimming or eliminating stocks that are approaching our prices targets or have deteriorating financials. We are finding somewhat fewer opportunities to reinvest the proceeds of these sales and are being patient as we see how earnings unfold. This could be an especially interesting period as earnings and projections could be below consensus, reflecting a softer economy. In that context, part of our investment process is to model the earnings impact of an economy that is weaker than consensus expectations. In all cases, we emphasize financially strong companies which have tended to outperform in difficult periods. For the foreseeable future we believe we are likely to have slower growth and perhaps financial air-pockets due to deleveraging of governments, banks, and individuals. In that context our focus on financial strength and conservative expectations seems especially appropriate.

Our relative sector positioning in the equity sleeve is similar to a year ago with underweights in utilities and financials and an overweight in health care. We have always been underweight in electric utilities because most of the companies have more debt, less free cash, and greater regulation than our focus on financial strength allows. In absolute terms financials remain our largest exposure with emphasis on regional banks, property and casualty, and REITs.

We believe that stock prices could be volatile as the eurozone wrestles with debt issues, the U.S. economic recovery remains fragile, and sound long-term economic policy initiatives are elusive around the globe. These periods of market volatility provide us with opportunities to buy financially strong companies that are temporarily insufficiently valued.

By mitigating capital loss in down markets and capturing solid absolute returns during strong periods, we seek to maximize the effect of compounding.

Collectively, our fixed income team continues to believe that corporate credit offers compelling risk-reward opportunities. In general, credit profiles are intact and most companies have adequate cash on the balance sheet to pay off their debt; if not, they have access to capital markets under most market scenarios. Corporate debt issuance is expected to be low going forward, as management teams are reluctant to take on more borrowing. Meanwhile, investors will continue to scramble for yield as long as U.S. Treasury rates remain at record lows, further driving demand for higher-yielding debt. It is important to remember that our credit positions reflect our views on individual companies that are fundamentally improving – deleveraging, transforming their balance sheets and putting their businesses in a more stable position.

However, we do think some caution is warranted as we look ahead to likely challenges over the next 12 months. We will be facing a contentious U.S. election season this fall. We also expect increasingly heated rhetoric over fiscal

52 | JUNE 30, 2012

(unaudited)

policy, as the deadline approaches for expiring U.S. tax provisions and automatic government spending cuts mandated by the 2011 Budget Control Act. All of these are scheduled to occur at year end, yet politicians remain deadlocked. It’s likely that the U.S. federal debt ceiling will be reached again by this December, raising the prospect of another congressional showdown similar to the one we experienced in summer 2011.

Meanwhile, we have increased our allocation to Treasury securities and mortgage-backed securities within the fixed income sleeve in an effort to create a more balanced fixed income portfolio that we believe will perform better in a volatile market with a wider band of outcomes. This should not imply that we believe the current Treasury yields represent good value over the long term, only that these may be among the safest places to be in the near term. We believe insurance is necessary in a world that is out of balance, but we are keenly aware of the risk associated with this position. Treasury rates are at record lows, and it is not difficult to imagine them moving higher by one-half to three-quarters of a percentage point relatively quickly if sentiment were to change. For that reason, we are closely monitoring this position.

Thank you for your investment with us in Perkins Value Plus Income Fund.

Janus Value Funds | 53

Perkins Value Plus Income Fund (unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Healthcare Realty Trust, Inc.	0.35%
AT&T, Inc.	0.32%
Wells Fargo & Co.	0.30%
Weyerhaeuser Co.	0.27%
Vodafone Group PLC (ADR)	0.26%

5 Bottom Performers – Equity Holdings

Contribution

SK Telecom Co., Ltd. (ADR)	–0.68%
First Niagara Financial Group, Inc.	–0.62%
RadioShack Corp.	–0.50%
Greif, Inc. – Class A	–0.29%
GDF Suez	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	1.49%	22.98%	25.56%
Energy	0.38%	10.57%	12.19%
Information Technology	0.35%	8.13%	8.88%
Industrials	0.09%	7.75%	9.17%
Health Care	0.08%	15.30%	12.49%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	–1.43%	4.20%	7.39%
Telecommunication Services	–0.89%	7.26%	4.71%
Materials	–0.69%	4.31%	2.72%
Other**	–0.44%	3.21%	0.00%
Consumer Discretionary	–0.20%	7.56%	9.05%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

54 | JUNE 30, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2012

Vodafone Group PLC (ADR) Cellular Telecommunications	1.3%
Novartis A.G. (ADR) Medical – Drugs	1.1%
SK Telecom Co., Ltd. (ADR) Cellular Telecommunications	1.0%
Two Harbors Investment Corp. REIT – Mortgage	0.9%
Tesco PLC Food – Retail	0.9%

5.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2012

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2012

As of June 30, 2011

Janus Value Funds | 55

Perkins Value Plus Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2012			Expense Ratios – per the October 28, 2011 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	3.97%	9.52%	1.87%	1.03%

MOP	–2.00%	6.19%

Perkins Value Plus Income Fund – Class C Shares

NAV	3.55%	8.91%	2.63%	1.78%

CDSC	2.58%	8.91%

Perkins Value Plus Income Fund – Class D Shares(1)	4.08%	9.64%	1.74%	0.88%

Perkins Value Plus Income Fund – Class I Shares	4.25%	9.75%	1.62%	0.77%

Perkins Value Plus Income Fund – Class S Shares	3.74%	9.26%	2.13%	1.29%

Perkins Value Plus Income Fund – Class T Shares	3.97%	9.51%	1.87%	1.03%

Russell 1000® Value Index	3.01%	12.06%

Barclays U.S. Aggregate Bond Index	7.47%	5.34%

Value Income Index	5.73%	9.06%

Lipper Quartile – Class I Shares	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	54/494	57/473

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

56 | JUNE 30, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2012.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

Janus Value Funds | 57

Perkins Value Plus Income Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,052.10	$5.26

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,051.90	$5.36

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,052.50	$4.75

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,053.60	$3.88

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,051.10	$5.97

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/12)	(6/30/12)	(1/1/12 - 6/30/12)†

Actual	$1,000.00	$1,052.10	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

†	Expenses are equal to the annualized expense ratio of 1.03% for Class A Shares, 1.05% for Class C Shares, 0.93% for Class D Shares, 0.76% for Class I Shares, 1.17% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

58 | JUNE 30, 2012

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.3%
$250,000	Arkle Master Issuer PLC 2.1659%, 5/17/60 (144A),‡	$252,605
32,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	36,565
90,000	FREMF Mortgage Trust 5.0996%, 7/25/21 (144A),‡	90,961
19,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	18,603
120,000	GS Mortgage Securities Corp II 3.5510%, 4/10/34 (144A),‡	124,048
18,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0638%, 4/15/45‡	20,541
58,000	WFDB Commercial Mortgage Trust 3.6620%, 7/5/24 (144A)	59,720

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $586,425)		603,043

Common Stock – 56.9%
Aerospace and Defense – 0.3%
2,100	General Dynamics Corp.	138,516
Agricultural Chemicals – 0.5%
4,000	Mosaic Co.**	219,040
Apparel Manufacturers – 0.2%
1,700	Columbia Sportswear Co.	91,154
Applications Software – 0.8%
12,180	Microsoft Corp.	372,586
Automotive – Truck Parts and Equipment – Original – 0.3%
3,500	Lear Corp.	132,055
Beverages – Non-Alcoholic – 0.9%
2,000	Dr. Pepper Snapple Group, Inc.	87,500
4,900	PepsiCo, Inc.**	346,234
		433,734
Brewery – 0.5%
5,400	Molson Coors Brewing Co. – Class B	224,694
Building – Residential and Commercial – 0.3%
4,400	M.D.C. Holdings, Inc.**	143,748
Cellular Telecommunications – 2.3%
39,300	SK Telecom Co., Ltd. (ADR)	475,530
22,000	Vodafone Group PLC (ADR)**	619,960
		1,095,490
Commercial Banks – 0.8%
15,600	Fulton Financial Corp.	155,844
8,000	Glacier Bancorp, Inc.	123,920
7,600	Univest Corp. of Pennsylvania	125,628
		405,392
Commercial Services – Finance – 1.0%
5,700	Paychex, Inc.**	179,037
18,900	Western Union Co.	318,276
		497,313
Computer Services – 0.1%
300	International Business Machines Corp.	58,674
Computers – 0.3%
6,300	Hewlett-Packard Co.	126,693
Containers – Metal and Glass – 0.5%
6,000	Greif, Inc. – Class A	246,000
Cosmetics and Toiletries – 0.6%
5,000	Procter & Gamble Co.	306,250
Cruise Lines – 0.5%
7,400	Carnival Corp. (U.S. Shares)	253,598
Dental Supplies and Equipment – 0.3%
3,800	Patterson Cos., Inc.	130,986
Diagnostic Kits – 0.3%
7,000	Meridian Bioscience, Inc.	143,220
Diversified Banking Institutions – 0.6%
8,700	JPMorgan Chase & Co.	310,851
Diversified Minerals – 0.3%
4,200	Teck Resources, Ltd. – Class B	129,948
Diversified Operations – 1.7%
11,000	General Electric Co.	229,240
3,500	Koppers Holdings, Inc.	119,000
28,000	Orkla A.S.A.	203,338
5,000	Tyco International, Ltd. (U.S. Shares)	264,250
		815,828
Electric – Integrated – 2.1%
2,300	Entergy Corp.	156,147
8,000	Exelon Corp.	300,960
8,200	GDF Suez**	195,612
12,000	PPL Corp.	333,720
		986,439
Electronic Components – Miscellaneous – 0.3%
7,000	Gentex Corp.	146,090
Electronic Components – Semiconductors – 0.2%
2,500	Microchip Technology, Inc.	82,700
Enterprise Software/Services – 0.2%
3,500	Oracle Corp.	103,950
Finance – Other Services – 0.8%
1,200	CME Group, Inc.	321,732
3,600	NASDAQ OMX Group, Inc.	81,612
		403,344
Food – Miscellaneous/Diversified – 0.7%
9,500	Unilever PLC (ADR)**	320,435
Food – Retail – 1.1%
5,700	Safeway, Inc.	103,455
90,000	Tesco PLC**	437,407
		540,862
Food – Wholesale/Distribution – 0.8%
12,500	Sysco Corp.	372,625
Gold Mining – 0.5%
6,200	Goldcorp, Inc. (U.S. Shares)**	232,996
Human Resources – 0.2%
2,500	Manpower, Inc.	91,625
Instruments – Scientific – 0.4%
4,000	PerkinElmer, Inc.	103,200
1,600	Thermo Fisher Scientific, Inc.	83,056
		186,256

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 59

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Investment Management and Advisory Services – 0.6%
4,000	Ameriprise Financial, Inc.	$209,040
500	BlackRock, Inc.	84,910
		293,950
Medical – Biomedical and Genetic – 0.3%
1,800	Amgen, Inc.**	131,472
Medical – Drugs – 4.5%
4,500	Abbott Laboratories**	290,115
3,000	GlaxoSmithKline PLC (ADR)**	136,710
4,400	Johnson & Johnson	297,264
7,400	Merck & Co., Inc.	308,950
9,500	Novartis A.G. (ADR)	531,050
16,900	Pfizer, Inc.	388,700
4,500	Sanofi (ADR)**	170,010
		2,122,799
Medical – Generic Drugs – 0.4%
5,000	Teva Pharmaceutical Industries, Ltd. (ADR)	197,200
Medical – HMO – 0.6%
3,000	Aetna, Inc.	116,310
2,600	WellPoint, Inc.	165,854
		282,164
Medical – Wholesale Drug Distributors – 0.2%
1,100	McKesson Corp.	103,125
Medical Instruments – 0.6%
4,000	Medtronic, Inc.	154,920
3,100	St. Jude Medical, Inc.	123,721
		278,641
Medical Products – 1.5%
4,300	Baxter International, Inc.	228,545
1,500	Becton, Dickinson and Co.	112,125
2,500	Covidien PLC (U.S. Shares)**	133,750
4,200	Stryker Corp.	231,420
		705,840
Medical Sterilization Products – 0.2%
2,600	STERIS Corp.	81,562
Metal – Copper – 0.3%
4,500	Freeport-McMoRan Copper & Gold, Inc.	153,315
Multi-Line Insurance – 1.2%
7,500	Allstate Corp.	263,175
10,000	Kemper Corp.	307,500
		570,675
Networking Products – 0.6%
17,000	Cisco Systems, Inc.	291,890
Non-Hazardous Waste Disposal – 0.6%
11,000	Republic Services, Inc.	291,060
Oil – Field Services – 0.7%
1,700	CARBO Ceramics, Inc.**	130,441
2,900	Schlumberger, Ltd. (U.S. Shares)**	188,239
		318,680
Oil and Gas Drilling – 0.2%
2,200	Ensco PLC – Class A**	103,334
Oil Companies – Exploration and Production – 1.9%
3,000	EQT Corp.	160,890
15,000	EXCO Resources, Inc.	113,850
2,000	Noble Energy, Inc.	169,640
1,200	Occidental Petroleum Corp.	102,924
11,225	Penn West Petroleum, Ltd.	150,652
20,000	Talisman Energy, Inc.	229,200
		927,156
Oil Companies – Integrated – 2.9%
5,000	BP PLC (ADR)**	202,700
3,500	Chevron Corp.	369,250
2,000	Exxon Mobil Corp.	171,140
4,500	Royal Dutch Shell PLC (ADR)**	303,435
7,500	Total S.A. (ADR)**	337,125
		1,383,650
Paper and Related Products – 0.3%
8,500	Glatfelter	139,145
Protection – Safety – 0.3%
2,200	Landauer, Inc.	126,126
Publishing – Periodicals – 0.9%
40,000	Reed Elsevier PLC**	320,848
11,000	UBM PLC**	100,870
		421,718
Real Estate Management/Services – 0.4%
16,000	Brookfield Real Estate Services, Inc.	188,013
Reinsurance – 0.8%
1,000	Everest Re Group, Ltd.	103,490
2,000	PartnerRe, Ltd.	151,340
3,700	Validus Holdings, Ltd.	118,511
		373,341
REIT – Apartments – 0.3%
14,000	Campus Crest Communities, Inc.	145,460
REIT – Diversified – 1.5%
8,900	Potlatch Corp.	284,266
4,650	Rayonier, Inc.	208,785
9,400	Weyerhaeuser Co.	210,184
		703,235
REIT – Health Care – 0.2%
4,000	Healthcare Realty Trust, Inc.	95,360
REIT – Mortgage – 1.8%
8,000	Annaly Capital Management, Inc.	134,240
2,800	Hatteras Financial Corp.	80,080
17,500	Redwood Trust, Inc.	218,400
43,000	Two Harbors Investment Corp.	445,480
		878,200
REIT – Office Property – 1.4%
3,500	BioMed Realty Trust, Inc.	65,380
11,000	Corporate Office Properties Trust	258,610
8,000	Government Properties Income Trust	180,960
5,500	Mack-Cali Realty Corp.	159,885
		664,835
Retail – Apparel and Shoe – 0.5%
3,100	Abercrombie & Fitch Co. – Class A	105,834
5,100	Guess?, Inc.	154,887
		260,721
Retail – Drug Store – 0.7%
10,800	Walgreen Co.	319,464

See Notes to Schedules of Investments and Financial Statements.

60 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Retail – Office Supplies – 0.4%
13,700	Staples, Inc.	$178,785
Retail – Regional Department Stores – 0.6%
6,000	Kohl’s Corp.	272,940
Savings/Loan/Thrifts – 1.2%
3,800	Berkshire Hills Bancorp, Inc.	83,600
40,000	First Niagara Financial Group, Inc.	306,000
10,000	Washington Federal, Inc.	168,900
		558,500
Semiconductor Components/Integrated Circuits – 0.4%
4,700	Analog Devices, Inc.	177,049
Semiconductor Equipment – 1.3%
24,700	Applied Materials, Inc.	283,062
17,700	Brooks Automation, Inc.	167,088
6,200	MKS Instruments, Inc.	179,366
		629,516
Super-Regional Banks – 2.1%
25,000	Fifth Third Bancorp	335,000
4,200	PNC Financial Services Group, Inc.	256,662
12,500	Wells Fargo & Co.	418,000
		1,009,662
Telecommunication Services – 0.6%
7,500	Telenor A.S.A.	125,144
7,750	Vivendi S.A.**	144,054
		269,198
Telephone – Integrated – 1.4%
10,500	AT&T, Inc.**	374,430
7,000	CenturyLink, Inc.	276,430
		650,860
Television – 0.2%
18,000	Belo Corp. – Class A	115,920
Tobacco – 0.2%
3,500	Altria Group, Inc.	120,925
Toys – 0.3%
3,700	Hasbro, Inc.	125,319
Transportation – Railroad – 1.1%
5,500	CSX Corp.	122,980
2,600	Norfolk Southern Corp.	186,602
1,700	Union Pacific Corp.	202,827
		512,409
Water – 0.3%
14,000	Suez Environment Co.**	150,679

Total Common Stock (cost $26,519,151)		27,066,985

Corporate Bonds – 31.1%
Advertising Services – 0.1%
$21,000	WPP Finance 2010 4.7500%, 11/21/21**	22,036
Aerospace and Defense – Equipment – 1.0%
61,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	62,541
52,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	55,802
54,000	United Technologies Corp. 1.8000%, 6/1/17	55,147
193,000	United Technologies Corp. 3.1000%, 6/1/22	202,237
102,000	United Technologies Corp. 4.5000%, 6/1/42	112,037
		487,764
Agricultural Chemicals – 0.5%
125,000	CF Industries, Inc. 6.8750%, 5/1/18	148,281
60,000	CF Industries, Inc. 7.1250%, 5/1/20	73,050
36,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	35,280
		256,611
Airlines – 0.1%
53,000	Southwest Airlines Co. 5.1250%, 3/1/17	58,169
Automotive – Truck Parts and Equipment – Original – 0.1%
45,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17 (144A)	50,288
Beverages – Wine and Spirits – 0.2%
95,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A),**	98,434
Brewery – 0.9%
200,000	SABMiller Holdings, Inc. 2.4500%, 1/15/17 (144A)	206,148
200,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	212,690
		418,838
Building – Residential and Commercial – 0.1%
31,000	D.R. Horton, Inc. 4.7500%, 5/15/17	31,949
23,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	24,191
		56,140
Cable/Satellite Television – 0.3%
118,000	Comcast Corp. 3.1250%, 7/15/22	118,555
Chemicals – Diversified – 0.8%
50,000	Dow Chemical Co. 7.6000%, 5/15/14	55,658
288,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19 (144A),**	302,040
		357,698
Chemicals – Specialty – 0.4%
27,000	Ashland, Inc. 9.1250%, 6/1/17	29,700
99,000	Ecolab, Inc. 3.0000%, 12/8/16	104,372
65,000	Ecolab, Inc. 4.3500%, 12/8/21	72,044
		206,116
Coatings and Paint Products – 0.2%
106,000	Valspar Corp. 4.2000%, 1/15/22	111,152

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 61

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Commercial Banks – 1.3%
$76,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	$78,660
190,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	195,225
100,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A),**	102,221
56,000	SVB Financial Group 5.3750%, 9/15/20	60,398
110,000	Zions Bancorp 7.7500%, 9/23/14	119,300
52,000	Zions Bancorp 4.5000%, 3/27/17	52,281
		608,085
Computers – Memory Devices – 0.1%
35,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	38,850
Consulting Services – 0.6%
49,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	52,458
214,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	238,844
		291,302
Containers – Paper and Plastic – 0.4%
29,000	Packaging Corp. of America 3.9000%, 6/15/22	29,094
23,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	23,625
118,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	121,563
		174,282
Data Processing and Management – 0.1%
37,000	Fiserv, Inc. 3.1250%, 10/1/15	38,353
22,000	Fiserv, Inc. 3.1250%, 6/15/16	22,679
		61,032
Diversified Banking Institutions – 2.1%
70,000	Bank of America Corp. 4.5000%, 4/1/15	72,153
15,000	Bank of America Corp. 3.6250%, 3/17/16	15,069
54,000	Bank of America Corp. 5.7000%, 1/24/22	59,470
33,000	Bank of America Corp. 8.0000%, 7/30/49‡	34,375
110,000	Citigroup, Inc. 5.6250%, 8/27/12	110,659
50,000	Citigroup, Inc. 5.0000%, 9/15/14	51,253
36,000	Citigroup, Inc. 4.8750%, 5/7/15	36,929
17,000	Citigroup, Inc. 4.7500%, 5/19/15	17,844
43,000	Citigroup, Inc. 4.4500%, 1/10/17	45,075
49,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	49,005
56,000	Goldman Sachs Group, Inc. 5.7500%, 1/24/22	59,114
168,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	180,973
100,000	Morgan Stanley 3.4500%, 11/2/15	96,834
90,000	Morgan Stanley 5.5000%, 7/28/21	88,673
17,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15**	17,316
61,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	62,512
		997,254
Diversified Financial Services – 0.9%
50,000	General Electric Capital Corp. 4.8000%, 5/1/13	51,689
2,000	General Electric Capital Corp. 6.0000%, 8/7/19	2,340
150,000	General Electric Capital Corp. 5.5000%, 1/8/20	171,681
200,000	General Electric Capital Corp. 7.1250%, 12/15/49‡	211,292
		437,002
Diversified Minerals – 0.2%
114,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	116,280
Diversified Operations – 0.2%
45,000	Danaher Corp. 2.3000%, 6/23/16	46,981
33,000	GE Capital Trust I 6.3750%, 11/15/67‡	33,949
		80,930
Electric – Generation – 0%
15,000	AES Corp. 7.7500%, 10/15/15	16,838
Electric – Integrated – 0.7%
39,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	42,120
51,000	CMS Energy Corp. 4.2500%, 9/30/15	53,024
38,000	CMS Energy Corp. 5.0500%, 2/15/18	40,618
49,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	52,625
88,000	PPL Energy Supply LLC 4.6000%, 12/15/21	90,304
46,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	48,211
		326,902
Electronic Components – Semiconductors – 0.7%
32,000	National Semiconductor Corp. 3.9500%, 4/15/15	34,667
59,000	National Semiconductor Corp. 6.6000%, 6/15/17	72,935
214,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	213,446
		321,048

See Notes to Schedules of Investments and Financial Statements.

62 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Electronic Connectors – 0.1%
$42,000	Amphenol Corp. 4.0000%, 2/1/22	$42,787
Electronic Measuring Instruments – 0.3%
60,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	60,819
69,000	FLIR Systems, Inc. 3.7500%, 9/1/16	70,731
		131,550
Electronics – Military – 0.2%
100,000	L-3 Communications Corp. 6.3750%, 10/15/15	102,188
Engineering – Research and Development Services – 0.3%
60,000	URS Corp. 3.8500%, 4/1/17 (144A)	59,252
59,000	URS Corp. 5.0000%, 4/1/22 (144A)	58,278
		117,530
Finance – Auto Loans – 0.9%
200,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	205,963
210,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	238,869
		444,832
Finance – Consumer Loans – 0.4%
110,000	SLM Corp. 5.3750%, 5/15/14	113,846
90,000	SLM Corp. 6.2500%, 1/25/16	94,500
		208,346
Finance – Credit Card – 0.2%
65,000	American Express Co. 6.8000%, 9/1/66‡	67,145
46,000	American Express Credit Corp. 1.7500%, 6/12/15	46,522
		113,667
Finance – Investment Bankers/Brokers – 1.1%
50,000	Charles Schwab Corp. 4.4500%, 7/22/20	55,450
51,000	Charles Schwab Corp. 7.0000%, 8/1/49‡	54,670
31,000	Jefferies Group, Inc. 3.8750%, 11/9/15	30,458
77,000	Jefferies Group, Inc. 5.1250%, 4/13/18	74,690
51,000	Lazard Group LLC 7.1250%, 5/15/15	55,692
13,000	Lazard Group LLC 6.8500%, 6/15/17	14,267
215,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	229,563
		514,790
Finance – Mortgage Loan Banker – 0.2%
100,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	108,318
Food – Meat Products – 0.6%
21,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	21,840
62,000	Smithfield Foods, Inc. 10.0000%, 7/15/14	70,758
100,000	Tyson Foods, Inc. 6.8500%, 4/1/16	114,375
69,000	Tyson Foods, Inc. 4.5000%, 6/15/22	71,070
		278,043
Food – Miscellaneous/Diversified – 1.3%
41,000	ARAMARK Corp. 8.5000%, 2/1/15	41,974
232,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	237,540
180,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	184,709
166,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42 (144A)	175,690
		639,913
Gambling – Non-Hotel – 0.1%
50,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	49,625
Hotels and Motels – 0.5%
18,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	19,738
50,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	59,021
27,000	Marriott International, Inc. 3.0000%, 3/1/19	27,299
50,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	58,078
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	58,919
		223,055
Investment Management and Advisory Services – 0.3%
61,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	65,886
38,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	39,615
21,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	21,945
		127,446
Linen Supply & Related Items – 0.1%
31,000	Cintas Corp. No. 2 2.8500%, 6/1/16	32,197
34,000	Cintas Corp. No. 2 4.3000%, 6/1/21	37,015
		69,212
Medical – Biomedical and Genetic – 0%
12,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	13,260
Medical Instruments – 0.1%
29,000	Boston Scientific Corp. 4.5000%, 1/15/15	30,901

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 63

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Money Center Banks – 0.2%
$84,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	$88,186
Multi-Line Insurance – 0.6%
94,000	American International Group, Inc. 4.2500%, 9/15/14	97,415
47,000	American International Group, Inc. 5.4500%, 5/18/17	51,023
39,000	American International Group, Inc. 6.4000%, 12/15/20	44,128
20,000	American International Group, Inc. 4.8750%, 6/1/22	20,464
77,000	American International Group, Inc. 8.1750%, 5/15/58‡	83,545
		296,575
Oil – Field Services – 0.7%
200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	211,939
94,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A),**	96,325
35,000	Weatherford International, Ltd. 4.5000%, 4/15/22	35,872
		344,136
Oil and Gas Drilling – 0.3%
100,000	Nabors Industries, Inc. 5.0000%, 9/15/20	106,706
43,000	Rowan Cos., Inc. 5.0000%, 9/1/17	46,288
		152,994
Oil Companies – Exploration and Production – 1.1%
103,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	119,081
17,000	Apache Corp. 3.2500%, 4/15/22	17,752
65,000	Apache Corp. 4.7500%, 4/15/43	72,200
50,000	Forest Oil Corp. 8.5000%, 2/15/14	52,000
39,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	39,658
53,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	58,721
128,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	133,064
19,000	Pioneer Natural Resources Co. 3.9500%, 7/15/22	19,046
		511,522
Oil Companies – Integrated – 1.4%
68,000	BP Capital Markets PLC 2.2480%, 11/1/16**	70,031
48,000	BP Capital Markets PLC 3.5610%, 11/1/21**	50,816
176,000	Phillips 66 2.9500%, 5/1/17 (144A)	180,852
179,000	Phillips 66 4.3000%, 4/1/22 (144A)	188,302
179,000	Phillips 66 5.8750%, 5/1/42 (144A)	192,691
		682,692
Oil Refining and Marketing – 0.1%
50,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	58,433
Paper and Related Products – 0%
17,000	International Paper Co. 6.0000%, 11/15/41	19,166
Pharmacy Services – 1.5%
75,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	75,733
55,000	Express Scripts Holding Co. 3.1250%, 5/15/16	57,264
258,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	262,481
132,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	146,069
119,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	123,345
23,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	24,386
		689,278
Pipelines – 2.1%
24,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	26,432
50,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	52,813
37,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	37,564
68,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	69,791
50,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	58,029
37,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	40,031
39,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	40,291
151,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	158,927
78,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	83,975
50,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	53,557
27,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	27,779
40,000	TC Pipelines L.P. 4.6500%, 6/15/21	42,195
197,000	Western Gas Partners L.P. 5.3750%, 6/1/21	218,057
72,000	Western Gas Partners L.P. 4.0000%, 7/1/22	72,000
		981,441
Publishing – Newspapers – 0%
6,000	Gannett Co., Inc. 6.3750%, 9/1/15	6,390
Publishing – Periodicals – 0.1%
58,000	United Business Media PLC 5.7500%, 11/3/20 (144A)	59,695

See Notes to Schedules of Investments and Financial Statements.

64 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Real Estate Management/Services – 0.1%
$23,000	CBRE Group, Inc. 6.6250%, 10/15/20	$24,380
Real Estate Operating/Development – 0.1%
37,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	40,098
REIT – Diversified – 0.6%
250,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	260,450
REIT – Health Care – 0.1%
9,000	HCP, Inc. 2.7000%, 2/1/14	9,144
40,000	Senior Housing Properties Trust 6.7500%, 12/15/21	43,493
		52,637
REIT – Hotels – 0.1%
55,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	56,513
REIT – Office Property – 0.7%
111,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	113,652
210,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	213,006
		326,658
REIT – Regional Malls – 0.9%
189,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	193,725
91,000	Rouse Co. LLC 7.2000%, 9/15/12	91,227
132,000	Rouse Co. LLC 6.7500%, 11/9/15	137,940
		422,892
REIT – Shopping Centers – 0%
21,000	DDR Corp. 4.7500%, 4/15/18	21,781
Retail – Regional Department Stores – 0.3%
50,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	57,633
21,000	Macy’s Retail Holdings, Inc. 3.8750%, 1/15/22	22,079
47,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	55,579
		135,291
Retail – Toy Store – 0.1%
50,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	52,063
Steel – Producers – 0.4%
78,000	ArcelorMittal 4.5000%, 2/25/17**	76,807
92,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	93,380
		170,187
Telecommunication Services – 0.2%
87,000	Qwest Corp. 6.7500%, 12/1/21	97,891
Telephone – Integrated – 0.3%
124,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	130,820
Transportation – Railroad – 0.3%
100,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	111,380
20,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	22,250
		133,630
Transportation – Services – 0%
7,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	6,967
Transportation – Truck – 0.1%
55,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	56,803

Total Corporate Bonds (cost $14,265,603)		14,806,638

Mortgage-Backed Securities – 7.2%
	Fannie Mae:
16,842	5.0000%, 2/1/23	18,236
32,487	5.5000%, 1/1/25	35,526
17,442	5.5000%, 1/1/33	19,252
50,257	5.0000%, 9/1/33	56,259
14,782	5.0000%, 11/1/33	16,085
30,428	5.0000%, 12/1/33	33,111
17,819	5.0000%, 2/1/34	19,390
58,151	5.5000%, 4/1/34	63,930
99,836	5.5000%, 9/1/34	109,695
33,581	5.5000%, 5/1/35	36,834
240,992	5.5000%, 7/1/35	264,791
48,793	5.0000%, 10/1/35	53,064
105,942	6.0000%, 10/1/35	117,212
97,569	6.0000%, 12/1/35	109,895
49,614	5.5000%, 1/1/36	54,421
142,579	5.5000%, 4/1/36	156,392
134,717	6.0000%, 11/1/36	151,421
145,973	5.5000%, 5/1/37	161,119
28,742	6.0000%, 5/1/37	31,674
28,043	5.5000%, 7/1/37	30,602
23,053	5.5000%, 3/1/38	25,445
38,528	6.0000%, 11/1/38	42,457
75,874	6.0000%, 11/1/38	83,829
33,809	5.0000%, 6/1/40	37,307
20,413	4.5000%, 10/1/40	22,265
19,716	5.0000%, 3/1/41	21,757
61,360	4.5000%, 4/1/41	67,323
41,770	5.0000%, 4/1/41	45,955
52,913	5.0000%, 4/1/41	58,744
40,688	5.0000%, 10/1/41	44,734
	Freddie Mac:
28,748	5.0000%, 1/1/19	30,872
21,548	5.0000%, 2/1/19	23,140
29,163	5.5000%, 8/1/19	31,632
119,686	5.0000%, 1/1/36	132,585
68,199	5.5000%, 10/1/36	75,488
48,699	5.0000%, 11/1/36	52,494
67,450	6.0000%, 1/1/38	74,130
20,466	5.5000%, 5/1/38	22,520
121,728	5.0000%, 5/1/39	133,478
51,905	5.5000%, 10/1/39	57,112
48,857	4.5000%, 1/1/41	53,061

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 65

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2012

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Freddie Mac: (continued)
$62,592	4.5000%, 5/1/41	$68,421
107,169	5.0000%, 5/1/41	118,196
	Ginnie Mae:
43,272	6.0000%, 11/20/34	48,813
36,343	5.0000%, 4/15/39	40,112
42,105	5.0000%, 10/15/39	46,945
69,043	5.0000%, 11/15/39	76,982
19,598	5.0000%, 1/15/40	21,703
14,470	5.0000%, 4/15/40	16,023
23,927	5.0000%, 4/15/40	26,543
26,503	5.0000%, 5/15/40	29,401
10,450	5.0000%, 7/15/40	11,572
64,846	5.0000%, 7/15/40	71,966
67,290	5.0000%, 2/15/41	75,087
27,431	5.0000%, 5/15/41	30,542
15,261	4.5000%, 7/15/41	16,849
22,963	3.5000%, 5/20/42	24,577

Total Mortgage-Backed Securities (cost $3,369,358)		3,398,969

Preferred Stock – 0.1%
Electric – Integrated – 0.1%
600	PPL Corp., 8.7500%	32,082
Savings/Loan/Thrifts – 0%
1,000	First Niagara Financial Group, Inc., 8.6250%	27,400

Total Preferred Stock (cost $57,350)		59,482

U.S. Treasury Notes/Bonds – 2.3%
	U.S. Treasury Notes/Bonds:
$190,000	2.1250%, 8/15/21	199,708
113,000	2.0000%, 11/15/21	117,158
370,000	2.0000%, 2/15/22	382,458
50,000	3.1250%, 11/15/41	53,750
304,000	3.1250%, 2/15/42	326,515
9,000	3.0000%, 5/15/42	9,426

Total U.S. Treasury Notes/Bonds (cost $1,021,843)		1,089,015

Money Market – 0.9%
429,892	Janus Cash Liquidity Fund LLC, 0% (cost $429,892)	429,892

Total Investments (total cost $46,249,622) – 99.8%		47,454,024

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		94,496

Net Assets – 100%		$47,548,520

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$383,697	0.8%
Bermuda	409,213	0.9%
Canada	1,089,736	2.3%
Cayman Islands	38,850	0.1%
Curacao	188,239	0.4%
France	1,095,914	2.3%
Ireland	133,750	0.3%
Israel	197,200	0.4%
Jersey	100,870	0.2%
Luxembourg	173,132	0.4%
Mexico	133,630	0.3%
Netherlands	302,040	0.6%
Norway	328,482	0.7%
Panama	253,598	0.5%
South Korea	687,469	1.4%
Switzerland	795,300	1.7%
United Kingdom	3,014,476	6.4%
United States††	38,128,428	80.3%

Total	$47,454,024	100.0%

††	Includes Cash Equivalents (79.4% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	(Depreciation)

HSBC Securities (USA), Inc.:
British Pound 7/12/12	1,000,000	$1,565,860	$285
Euro 7/12/12	743,000	940,189	(5,881)

Total		$2,506,049	$(5,596)

Schedule of Written Options – Puts	Value

Abbott Laboratories expires July 2012 8 contracts exercise price $65.00	$(456)
Amgen, Inc. expires July 2012 7 contracts exercise price $80.00	(31)
AT&T, Inc. expires July 2012 15 contracts exercise price $36.00	(199)
CARBO Ceramics, Inc. expires July 2012 7 contracts exercise price $95.00	(20)
Goldcorp, Inc. (U.S. Shares) expires July 2012 13 contracts exercise price $44.00	(54)

See Notes to Schedules of Investments and Financial Statements.

66 | JUNE 30, 2012

Schedule of Investments

As of June 30, 2012

Value

Schedule of Written Options – Calls – (continued)
M.D.C. Holdings, Inc. expires July 2012 18 contracts exercise price $33.00	$(1,728)
Mosaic Co. expires July 2012 10 contracts exercise price $60.00	(333)
Paychex, Inc. expires July 2012 16 contracts exercise price $34.00	(14)
PepsiCo, Inc. expires July 2012 8 contracts exercise price $70.00	(1,030)
Schlumberger, Ltd. (U.S. Shares) expires July 2012 8 contracts exercise price $72.50	(194)

Total Written Options – Calls (premiums received $1,905)	$(4,059)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 67

Statements of Assets and Liabilities

As of June 30, 2012
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Assets:
Investments at cost	$130,306	$11,946,285	$63,223	$2,734,459	$46,250
Unaffiliated investments at value	$123,809	$11,013,264	$41,291	$2,248,735	$47,024
Affiliated investments at value	–	257,559	–	70,158	430
Repurchase agreements(1)	16,147	1,507,720	21,800	447,664	–
Cash	238	1,201	207	47	1
Cash denominated in foreign currency(2)	–	–	–	–	1
Receivables:
Investments sold	1,174	98,469	85	26,573	551
Fund shares sold	32	11,632	42	2,810	165
Dividends	247	21,555	89	3,053	113
Foreign dividend tax reclaim	–	756	15	–	4
Due from adviser	–	–	–	–	67
Interest	–	12	67	2	203
Non-interested Trustees’ deferred compensation	1	203	1	44	1
Other assets	1	36	–	12	–
Forward currency contracts	–	–	–	–	–
Total Assets	141,649	12,912,407	63,597	2,799,098	48,560
Liabilities:
Payables:
Options written, at value(3)	–	9,331	–	–	4
Investments purchased	353	52,207	394	20,234	734
Fund shares repurchased	26	27,865	2	4,700	132
Dividends	–	–	–	–	5
Advisory fees	60	4,879	34	1,117	23
Fund administration fees	1	103	–	22	–
Internal servicing cost	1	32	–	8	–
Administrative services fees	3	1,524	–	269	3
Distribution fees and shareholder servicing fees	3	623	–	77	6
Administrative, networking and omnibus fees	5	1,611	–	346	1
Non-interested Trustees’ fees and expenses	1	129	1	40	–
Non-interested Trustees’ deferred compensation fees	1	203	1	44	1
Accrued expenses and other payables	38	1,174	55	262	96
Forward currency contracts	–	–	–	–	6
Total Liabilities	492	99,681	487	27,119	1,011
Net Assets	$141,157	$12,812,726	$63,110	$2,771,979	$47,549

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

As of June 30, 2012
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$128,864	$11,721,084	$58,646	$2,628,625	$45,594
Undistributed net investment income*	1,121	84,615	398	35,736	109
Undistributed net realized gain from investment and foreign currency transactions*	1,522	156,784	4,198	75,521	650
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,650	850,243	(132)	32,097	1,196
Total Net Assets	$141,157	$12,812,726	$63,110	$2,771,979	$47,549
Net Assets - Class A Shares	$2,977	$1,157,423	$89	$141,049	$5,057
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	222	55,307	8	6,711	466
Net Asset Value Per Share(4)	$13.44	$20.93	$10.82	$21.02	$10.86
Maximum Offering Price Per Share(5)	$14.26	$22.21	$11.48	$22.30	$11.52
Net Assets - Class C Shares	$2,629	$210,874	$77	$21,434	$4,815
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	198	10,169	7	1,042	442
Net Asset Value Per Share(4)	$13.28	$20.74	$10.78	$20.57	$10.89
Net Assets - Class D Shares	$17,997	$818,836	$3,004	$72,646	$19,581
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,344	39,061	277	3,444	1,803
Net Asset Value Per Share	$13.39	$20.96	$10.83	$21.10	$10.86
Net Assets - Class I Shares	$47,846	$3,412,395	$58,880	$1,195,217	$9,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,565	162,897	5,435	56,566	849
Net Asset Value Per Share	$13.42	$20.95	$10.83	$21.13	$10.87
Net Assets - Class L Shares	N/A	$33,875	N/A	$280,294	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	1,604	N/A	13,065	N/A
Net Asset Value Per Share	N/A	$21.12	N/A	$21.45	N/A
Net Assets - Class N Shares	$66,766	$21,405	N/A	$12,300	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,972	1,022	N/A	582	N/A
Net Asset Value Per Share	$13.43	$20.95	N/A	$21.14	N/A
Net Assets - Class R Shares	N/A	$161,056	N/A	$31,997	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	7,722	N/A	1,538	N/A
Net Asset Value Per Share	N/A	$20.86	N/A	$20.81	N/A
Net Assets - Class S Shares	$680	$794,421	$11	$93,910	$3,950
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51	38,011	1	4,478	364
Net Asset Value Per Share	$13.41	$20.90	$10.81	$20.97	$10.86
Net Assets - Class T Shares	$2,262	$6,202,441	$1,049	$923,132	$4,919
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	169	295,959	97	43,798	453
Net Asset Value Per Share	$13.37	$20.96	$10.82	$21.08	$10.86

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $16,147,000, $1,507,720,000, $21,800,000 and $447,664,000 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund and Perkins Small Cap Value Fund, respectively.
(2)	Includes cost of $1,229 for Perkins Value Plus Income Fund.
(3)	Includes premiums of $27,324,315 and $1,905 on written options for Perkins Mid Cap Value Fund and Perkins Value Plus Income Fund, respectively.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

For the fiscal year or period ended June 30, 2012
(all numbers in thousands)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund(1)	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Investment Income:
Interest	$14	$1,127	$62	$360	$729
Dividends	3,088	256,423	739	61,756	933
Dividends from affiliates	–	10,438	–	3,664	1
Fee income	–	–	–	–	–
Foreign tax withheld	(36)	(2,260)	(38)	–	(33)
Total Investment Income	3,066	265,728	763	65,780	1,630
Expenses:
Accounting system fee	10	445	11	97	103
Advisory fees	831	72,292	230	21,810	253
Internal servicing expense - Class A Shares	–	69	–	11	–
Internal servicing expense - Class C Shares	–	41	–	5	1
Internal servicing expense - Class I Shares	3	99	1	38	–
Shareholder reports expense	15	2,407	12	432	7
Transfer agent fees and expenses	13	635	6	81	6
Registration fees	97	275	119	211	105
Custodian fees	5	74	6	25	8
Professional fees	35	202	28	61	39
Non-interested Trustees’ fees and expenses	4	400	1	103	1
Fund administration fees	13	1,293	3	285	4
Administrative services fees - Class D Shares	20	1,018	1	91	19
Administrative services fees - Class L Shares	N/A	135	N/A	656	N/A
Administrative services fees - Class R Shares	N/A	394	N/A	85	N/A
Administrative services fees - Class S Shares	2	1,988	–	237	10
Administrative services fees - Class T Shares	6	16,845	1	2,559	12
Distribution fees and shareholder servicing fees - Class A Shares	7	2,996	–	426	12
Distribution fees and shareholder servicing fees - Class C Shares	22	2,171	–	244	27
Distribution fees and shareholder servicing fees - Class R Shares	N/A	789	N/A	168	N/A
Distribution fees and shareholder servicing fees - Class S Shares	2	1,988	–	230	10
Administrative, networking and omnibus fees - Class A Shares	3	2,553	–	575	1
Administrative, networking and omnibus fees - Class C Shares	3	384	–	56	1
Administrative, networking and omnibus fees - Class I Shares	15	4,641	–	1,168	2
Other expenses	4	530	1	111	1
Total Expenses	1,110	114,664	420	29,765	622
Expense and Fee Offset	–	(59)	–	(4)	–
Net Expenses	1,110	114,605	420	29,761	622
Less: Excess Expense Reimbursement	–	(943)	(84)	(958)	(210)
Net Expenses after Expense Reimbursement	1,110	113,662	336	28,803	412
Net Investment Income	1,956	152,066	427	36,977	1,218
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(2)	3,792	605,554	4,169	114,441(3)	763
Net realized gain from written options contracts	–	9,090	–	–	69
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,701)	(1,350,070)	(132)	(289,889)	(188)
Change in unrealized net appreciation/(depreciation) of written option contracts	–	3,087	–	–	(5)
Net Gain/(Loss) on Investments	91	(732,339)	4,037	(175,448)	639
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,047	$(580,273)	$4,464	$(138,471)	$1,857

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments and Note 4 in Notes to Financial Statements.
(3)	Includes $166,474 of realized losses resulting from a redemption-in-kind during the fiscal year ended June 30, 2012 for Perkins Small Cap Value Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Perkins Large Cap		Perkins Mid Cap			Perkins Small Cap		Perkins Value Plus
For the fiscal years or periods ended June 30	Value Fund		Value Fund		Perkins Select Value Fund	Value Fund		Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012(1)	2012	2011	2012	2011(2)

Operations:
Net investment income	$1,956	$1,464	$152,066	$138,373	$427	$36,977	$15,197	$1,218	$808
Net realized gain from investment and foreign currency transactions(3)(4)	3,792	5,434	614,644	1,204,526	4,169	114,441	361,248	832	1,352
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,701)	14,292	(1,346,983)	1,630,190	(132)	(289,889)	239,642	(193)	1,388
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,047	21,190	(580,273)	2,973,089	4,464	(138,471)	616,087	1,857	3,548
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(28)	(2)	(6,645)	(7,649)	–	(135)	(825)	(148)	(92)
Class C Shares	–	(4)	–	(42)	–	–	(20)	(106)	(60)
Class D Shares	(192)	(42)	(7,689)	(7,218)	–	(258)	(324)	(507)	(199)
Class I Shares	(1,399)	(822)	(30,539)	(25,831)	–	(5,171)	(5,252)	(269)	(151)
Class L Shares	N/A	N/A	(538)	(566)	N/A	(1,368)	(2,079)	N/A	N/A
Class R Shares	N/A	N/A	(423)	(569)	N/A	–	(95)	N/A	N/A
Class S Shares	(5)	(4)	(4,413)	(4,198)	–	(53)	(266)	(107)	(74)
Class T Shares	(25)	(9)	(52,212)	(54,317)	–	(1,998)	(4,598)	(143)	(94)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(133)	(20)	(85,970)	–	–	(20,201)	(4,904)	(169)	(15)
Class C Shares	(93)	(47)	(15,894)	–	–	(2,976)	(742)	(154)	(15)
Class D Shares	(823)	(100)	(61,779)	–	–	(8,954)	(2,118)	(523)	(27)
Class I Shares	(5,521)	(2,000)	(236,480)	–	–	(143,900)	(27,280)	(267)	(22)
Class L Shares	N/A	N/A	(4,013)	–	N/A	(33,189)	(11,495)	N/A	N/A
Class R Shares	N/A	N/A	(11,285)	–	N/A	(4,083)	(698)	N/A	N/A
Class S Shares	(33)	(16)	(58,382)	–	–	(10,947)	(2,120)	(128)	(15)
Class T Shares	(115)	(24)	(493,500)	–	–	(119,912)	(31,971)	(151)	(15)
Net Decrease from Dividends and Distributions	(8,367)	(3,090)	(1,069,762)	(100,390)	–	(353,145)	(94,787)	(2,672)	(779)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Perkins Large Cap		Perkins Mid Cap			Perkins Small Cap		Perkins Value Plus
For the fiscal years or periods ended June 30	Value Fund		Value Fund		Perkins Select Value Fund	Value Fund		Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012(1)	2012	2011	2012	2011(2)

Capital Share Transactions:
Shares Sold
Class A Shares	1,431	1,727	284,287	446,748	98	50,362	173,179	702	4,354
Class C Shares	1,181	1,913	41,684	74,751	77	2,074	5,291	725	3,741
Class D Shares	10,281	14,590	35,644	69,912	3,610	4,354	9,111	10,235	12,476
Class I Shares	18,563	33,001	1,137,831	1,268,213	56,981	405,182	927,157	2,037	7,470
Class L Shares	N/A	N/A	5,037	10,698	N/A	18,923	47,140	N/A	N/A
Class N Shares(5)	64,789	N/A	21,226	N/A	N/A	12,087	N/A	N/A	N/A
Class R Shares	N/A	N/A	56,113	81,716	N/A	9,178	33,179	N/A	N/A
Class S Shares	–	15	270,100	363,240	10	24,352	63,070	–	3,333
Class T Shares	887	1,691	967,374	1,629,048	1,058	107,657	400,700	812	4,617
Reinvested Dividends and Distributions
Class A Shares	127	21	79,405	6,592	–	14,050	4,373	315	108
Class C Shares	71	40	11,148	29	–	2,259	577	249	75
Class D Shares	1,007	141	67,869	7,020	–	9,022	2,393	925	201
Class I Shares	6,768	2,704	229,324	20,679	–	115,330	22,565	534	171
Class L Shares	N/A	N/A	4,188	515	N/A	33,165	13,145	N/A	N/A
Class R Shares	N/A	N/A	10,523	496	N/A	3,469	609	N/A	N/A
Class S Shares	38	20	62,682	4,187	–	10,999	2,386	235	89
Class T Shares	140	33	526,578	52,353	–	119,251	35,829	293	109
Shares Repurchased(6)
Class A Shares	(727)	(1,324)	(413,700)	(357,161)	(9)	(115,644)	(67,765)	(694)	(2)
Class C Shares	(1,222)	(831)	(56,729)	(42,925)	–	(7,865)	(8,004)	(205)	(76)
Class D Shares	(7,591)	(3,008)	(117,511)	(126,143)	(661)	(14,384)	(17,688)	(4,027)	(677)
Class I Shares	(82,310)	(8,971)	(943,132)	(710,167)	(2,502)	(447,640)	(334,568)	(1,029)	(350)
Class L Shares	N/A	N/A	(31,766)	(24,114)	N/A	(49,500)	(475,827)	N/A	N/A
Class N Shares(5)	(401)	N/A	(61)	N/A	N/A	(76)	N/A	N/A	N/A
Class R Shares	N/A	N/A	(56,746)	(44,791)	N/A	(13,162)	(22,099)	N/A	N/A
Class S Shares	(11)	(60)	(276,209)	(253,868)	–	(32,287)	(22,837)	–	–
Class T Shares	(863)	(309)	(2,241,500)	(2,325,371)	(16)	(381,654)	(393,596)	(1,057)	(94)
Net Increase/(Decrease) from Capital Share Transactions	12,158	41,393	(326,341)	151,657	58,646	(120,498)	398,320	10,050	35,545
Net Increase/(Decrease) in Net Assets	5,838	59,493	(1,976,376)	3,024,356	63,110	(612,114)	919,620	9,235	38,314
Net Assets:
Beginning of period	135,319	75,826	14,789,102	11,764,746	–	3,384,093	2,464,473	38,314	–
End of period	$141,157	$135,319	$12,812,726	$14,789,102	$63,110	$2,771,979	$3,384,093	$47,549	$38,314

Undistributed Net Investment Income*	$1,121	$849	$84,615	$59,976	$398	$35,736	$8,895	$109	$138

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from July 30, 2010 (inception date) through June 30, 2011.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments and Note 4 in Notes to Financial Statements.
(5)	Period from May 31, 2012 (inception date) through June 30, 2012.
(6)	During the fiscal year ended June 30, 2012, Perkins Small Cap Value Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $15,940,516 and $2,270,372, respectively, at the date of redemption.

See Notes to Financial Statements.

76 | JUNE 30, 2012

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Financial Highlights

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Perkins Large Cap Value Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.21	$11.56	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.12	0.13	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	(0.07)	2.87	0.44	1.11
Total from Investment Operations	0.05	3.00	0.47	1.16
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.03)	(0.03)	(0.02)
Distributions (from capital gains)*	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.82)	(0.35)	(0.05)	(0.02)
Net Asset Value, End of Period	$13.44	$14.21	$11.56	$11.14
Total Return**	0.75%	26.21%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$2,977	$2,265	$1,654	$718
Average Net Assets for the Period (in thousands)	$2,598	$1,237	$1,514	$530
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	1.18%	1.32%	2.19%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.13%	1.18%	1.29%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.18%	1.29%	1.23%
Ratio of Net Investment Income to Average Net Assets***	1.16%	1.40%	0.48%	1.19%
Portfolio Turnover Rate	52%	43%	32%^	33%^

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-
month fiscal period ended June 30, 2010 and the fiscal period ended	Perkins Mid Cap Value Fund
October 31, 2009	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.66	$19.04	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.18	0.19	0.04	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(1.15)	4.57	0.36	2.60
Total from Investment Operations	(0.97)	4.76	0.40	2.59
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.14)	(0.02)	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.76)	(0.14)	(0.02)	–
Net Asset Value, End of Period	$20.93	$23.66	$19.04	$18.66
Total Return**	(3.84)%	25.04%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$1,157,423	$1,358,791	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$1,198,373	$1,228,239	$966,540	$736,402
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.20%	1.17%	1.27%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.02%	1.17%	1.17%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.17%	1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets***	0.98%	0.82%	0.33%	0.35%
Portfolio Turnover Rate	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

78 | JUNE 30, 2012

Financial Highlights  (continued)

Class A Shares

Perkins Select Value Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.78
Total from Investment Operations	0.82
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.82
Total Return**	8.20%
Net Assets, End of Period (in thousands)	$89
Average Net Assets for the Period (in thousands)	$48
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.51%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.43%
Portfolio Turnover Rate	80%

Class A Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$24.89	$20.92	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.21	–	0.09	(0.07)
Net gain/(loss) on investments (both realized and unrealized)	(1.30)	4.68	1.35	3.08
Total from Investment Operations	(1.09)	4.68	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.10)	–	–
Distributions (from capital gains)*	(2.76)	(0.61)	–	–
Total Distributions	(2.78)	(0.71)	–	–
Net Asset Value, End of Period	$21.02	$24.89	$20.92	$19.48
Total Return**	(4.08)%	22.53%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$141,049	$223,229	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$170,483	$181,662	$52,788	$13,537
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.40%	1.25%	1.21%	1.02%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.25%	1.25%	1.21%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%	1.25%	1.21%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.96%	0.23%	0.06%	0.62%
Portfolio Turnover Rate	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 79

Class A Shares

	Perkins Value
	Plus
	Income Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.31	0.29
Net gain on investments (both realized and unrealized)	0.10	1.14
Total from Investment Operations	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.33)	(0.24)
Distributions (from capital gains)*	(0.37)	(0.04)
Total Distributions	(0.70)	(0.28)
Net Asset Value, End of Period	$10.86	$11.15
Total Return**	3.97%	14.49%
Net Assets, End of Period (in thousands)	$5,057	$4,861
Average Net Assets for the Period (in thousands)	$4,848	$3,951
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.50%	1.86%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.02%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	0.94%
Ratio of Net Investment Income to Average Net Assets***	2.83%	3.05%
Portfolio Turnover Rate	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

80 | JUNE 30, 2012

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Perkins Large Cap Value Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.00	$11.48	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.04	0.05	(0.03)	0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.08)	2.82	0.42	1.09
Total from Investment Operations	(0.04)	2.87	0.39	1.11
Less Distributions:
Dividends (from net investment income)*	–	(0.03)	–	–
Distributions (from capital gains)*	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.68)	(0.35)	(0.02)	–
Net Asset Value, End of Period	$13.28	$14.00	$11.48	$11.11
Total Return**	0.01%	25.21%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$2,629	$2,797	$1,336	$556
Average Net Assets for the Period (in thousands)	$2,157	$2,070	$929	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.92%	1.96%	2.09%	2.90%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.92%	1.96%	2.04%	1.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.92%	1.96%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	0.31%	(0.23)%	0.48%
Portfolio Turnover Rate	52%	43%	32%^	33%^

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Perkins Mid Cap Value Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.50	$18.93	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.01	0.04	(0.04)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	(1.14)	4.53	0.35	2.60
Total from Investment Operations	(1.13)	4.57	0.31	2.55
Less Distributions:
Dividends (from net investment income)*	–	–(5)	–	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.63)	–	–	–
Net Asset Value, End of Period	$20.74	$23.50	$18.93	$18.62
Total Return**	(4.58)%	24.17%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$210,874	$242,324	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$217,116	$211,474	$155,180	$107,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.79%	1.87%	1.91%	2.00%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.77%	1.87%	1.91%	1.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	1.87%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	0.11%	(0.41)%	(0.41)%
Portfolio Turnover Rate	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Value Funds | 81

Class C Shares

Perkins Select Value Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.76
Total from Investment Operations	0.78
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.78
Total Return**	7.80%
Net Assets, End of Period (in thousands)	$77
Average Net Assets for the Period (in thousands)	$34
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.40%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.68%
Portfolio Turnover Rate	80%

Class C Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$24.57	$20.75	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.01	(0.18)	0.05	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	(1.25)	4.63	1.27	3.06
Total from Investment Operations	(1.24)	4.45	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	–	(0.02)	–	–
Distributions (from capital gains)*	(2.76)	(0.61)	–	–
Total Distributions	(2.76)	(0.63)	–	–
Net Asset Value, End of Period	$20.57	$24.57	$20.75	$19.43
Total Return**	(4.78)%	21.55%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$21,434	$29,444	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$24,453	$29,169	$16,540	$3,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.05%	2.05%	1.96%	2.13%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.99%	2.05%	1.96%	1.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.99%	2.05%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.25%	(0.52)%	(0.69)%	(0.39)%
Portfolio Turnover Rate	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

82 | JUNE 30, 2012

Financial Highlights  (continued)

Class C Shares

	Perkins Value
	Plus
	Income Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.27	0.22
Net gain on investments (both realized and unrealized)	0.09	1.14
Total from Investment Operations	0.36	1.36
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.17)
Distributions (from capital gains)*	(0.37)	(0.04)
Total Distributions	(0.62)	(0.21)
Net Asset Value, End of Period	$10.89	$11.15
Total Return**	3.55%	13.74%
Net Assets, End of Period (in thousands)	$4,815	$4,128
Average Net Assets for the Period (in thousands)	$4,453	$3,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.87%	2.62%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.38%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.38%	1.69%
Ratio of Net Investment Income to Average Net Assets***	2.48%	2.27%
Portfolio Turnover Rate	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 83

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended June 30,	Perkins Large Cap Value Fund
2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$14.15	$11.58	$12.15
Income from Investment Operations:
Net investment income	0.17	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	(0.09)	2.85	(0.59)
Total from Investment Operations	0.08	3.03	(0.57)
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.14)	–
Distributions (from capital gains)*	(0.68)	(0.32)	–
Total Distributions	(0.84)	(0.46)	–
Net Asset Value, End of Period	$13.39	$14.15	$11.58
Total Return**	0.96%	26.41%	(4.69)%
Net Assets, End of Period (in thousands)	$17,997	$15,001	$2,437
Average Net Assets for the Period (in thousands)	$16,727	$7,705	$1,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.92%	1.16%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.95%	0.92%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.92%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.33%	1.26%	0.70%
Portfolio Turnover Rate	52%	43%	32%^

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended	Perkins Mid Cap Value Fund
June 30, 2010	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$23.71	$19.06	$19.52
Income from Investment Operations:
Net investment income	0.24	0.26	0.04
Net gain/(loss) on investments (both realized and unrealized)	(1.16)	4.57	(0.50)
Total from Investment Operations	(0.92)	4.83	(0.46)
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.18)	–
Distributions (from capital gains)*	(1.63)	–	–
Total Distributions	(1.83)	(0.18)	–
Net Asset Value, End of Period	$20.96	$23.71	$19.06
Total Return**	(3.57)%	25.40%	(2.36)%
Net Assets, End of Period (in thousands)	$818,836	$936,795	$796,330
Average Net Assets for the Period (in thousands)	$848,059	$896,522	$868,198
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.88%	0.93%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.74%	0.88%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.88%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.26%	1.14%	0.49%
Portfolio Turnover Rate	54%	66%	44%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

84 | JUNE 30, 2012

Financial Highlights  (continued)

Class D Shares

Perkins Select Value Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.79
Total from Investment Operations	0.83
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.83
Total Return**	8.30%
Net Assets, End of Period (in thousands)	$3,004
Average Net Assets for the Period (in thousands)	$1,593
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.74%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%
Ratio of Net Investment Income to Average Net Assets***	1.37%
Portfolio Turnover Rate	80%

Class D Shares

For a share outstanding during each fiscal year ended June 30 and the fiscal period ended June 30,	Perkins Small Cap Value Fund
2010	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$24.96	$20.92	$20.79
Income from Investment Operations:
Net investment income	0.28	0.09	0.07
Net gain/(loss) on investments (both realized and unrealized)	(1.30)	4.65	0.06
Total from Investment Operations	(1.02)	4.74	0.13
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.09)	–
Distributions (from capital gains)*	(2.76)	(0.61)	–
Total Distributions	(2.84)	(0.70)	–
Net Asset Value, End of Period	$21.10	$24.96	$20.92
Total Return**	(3.75)%	22.83%	0.63%
Net Assets, End of Period (in thousands)	$72,646	$86,402	$78,237
Average Net Assets for the Period (in thousands)	$75,800	$84,313	$74,758
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.99%	0.98%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.95%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets***	1.30%	0.54%	0.12%
Portfolio Turnover Rate	62%	64%	39%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

Janus Value Funds | 85

Class D Shares

	Perkins Value Plus
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30,	Income Fund
2011	2012	2011(1)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.32	0.29
Net gain on investments (both realized and unrealized)	0.10	1.16
Total from Investment Operations	0.42	1.45
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.26)
Distributions (from capital gains)*	(0.37)	(0.04)
Total Distributions	(0.71)	(0.30)
Net Asset Value, End of Period	$10.86	$11.15
Total Return**	4.08%	14.62%
Net Assets, End of Period (in thousands)	$19,581	$12,627
Average Net Assets for the Period (in thousands)	$16,050	$7,656
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.41%	1.73%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.91%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.97%	3.33%
Portfolio Turnover Rate	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

86 | JUNE 30, 2012

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month	Perkins Large Cap Value Fund
fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.17	$11.58	$11.14	$10.00
Income from Investment Operations:
Net investment income	0.35	0.19	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.25)	2.85	0.43	1.13
Total from Investment Operations	0.10	3.04	0.50	1.17
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.13)	(0.04)	(0.03)
Distributions (from capital gains)*	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.85)	(0.45)	(0.06)	(0.03)
Net Asset Value, End of Period	$13.42	$14.17	$11.58	$11.14
Total Return**	1.13%	26.57%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$47,846	$112,360	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$106,448	$91,088	$53,625	$17,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.84%	1.08%	2.15%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.77%	0.84%	1.04%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.84%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.53%	1.45%	0.76%	1.36%
Portfolio Turnover Rate	52%	43%	32%^	33%^

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-
month fiscal period ended June 30, 2010 and the fiscal period ended	Perkins Mid Cap Value Fund
October 31, 2009	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.71	$19.07	$18.68	$16.07
Income from Investment Operations:
Net investment income	0.23	0.25	0.08	0.01
Net gain/(loss) on investments (both realized and unrealized)	(1.15)	4.59	0.37	2.60
Total from Investment Operations	(0.92)	4.84	0.45	2.61
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.20)	(0.06)	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.84)	(0.20)	(0.06)	–
Net Asset Value, End of Period	$20.95	$23.71	$19.07	$18.68
Total Return**	(3.58)%	25.46%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$3,412,395	$3,385,626	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$3,277,486	$2,900,600	$1,712,121	$1,058,484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.84%	0.83%	0.81%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.73%	0.84%	0.83%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.84%	0.83%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.28%	1.14%	0.63%	0.75%
Portfolio Turnover Rate	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 87

Class I Shares

Perkins Select Value Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.76
Total from Investment Operations	0.83
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.83
Total Return**	8.30%
Net Assets, End of Period (in thousands)	$58,880
Average Net Assets for the Period (in thousands)	$58,109
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.30%
Portfolio Turnover Rate	80%

Class I Shares

For a share outstanding during each fiscal year ended June 30, the eight-month
fiscal period ended June 30, 2010 and the fiscal period ended October 31,	Perkins Small Cap Value Fund
2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$25.01	$20.97	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.29	0.04	0.11	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	(1.31)	4.73	1.37	3.04
Total from Investment Operations	(1.02)	4.77	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.12)	–	–
Distributions (from capital gains)*	(2.76)	(0.61)	–	–
Total Distributions	(2.86)	(0.73)	–	–
Net Asset Value, End of Period	$21.13	$25.01	$20.97	$19.49
Total Return**	(3.74)%	22.89%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$1,195,217	$1,317,183	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$1,214,236	$1,091,334	$408,417	$42,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.93%	0.85%	0.77%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.89%	0.93%	0.85%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.93%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets***	1.37%	0.55%	0.52%	0.80%
Portfolio Turnover Rate	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

88 | JUNE 30, 2012

Financial Highlights  (continued)

Class I Shares

	Perkins Value
	Plus
	Income Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.33	0.30
Net gain on investments (both realized and unrealized)	0.11	1.15
Total from Investment Operations	0.44	1.45
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.26)
Distributions (from capital gains)*	(0.37)	(0.04)
Total Distributions	(0.72)	(0.30)
Net Asset Value, End of Period	$10.87	$11.15
Total Return**	4.25%	14.66%
Net Assets, End of Period (in thousands)	$9,227	$7,860
Average Net Assets for the Period (in thousands)	$8,365	$6,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.25%	1.61%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.77%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets***	3.09%	3.27%
Portfolio Turnover Rate	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 89

Class L Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30,	Perkins Mid Cap Value Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$23.90	$19.18	$18.79	$16.75	$26.69	$24.99
Income from Investment Operations:
Net investment income	1.89	0.73	1.72	0.23	0.49	0.39
Net gain/(loss) on investments (both realized and unrealized)	(2.82)	4.18	(1.28)	2.93	(7.31)	3.28
Total from Investment Operations	(0.93)	4.91	0.44	3.16	(6.82)	3.67
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.19)	(0.05)	(0.33)	(0.39)	(0.35)
Distributions (from capital gains)*	(1.63)	–	–	(0.79)	(2.73)	(1.62)
Total Distributions	(1.85)	(0.19)	(0.05)	(1.12)	(3.12)	(1.97)
Net Asset Value, End of Period	$21.12	$23.90	$19.18	$18.79	$16.75	$26.69
Total Return**	(3.59)%	25.66%	2.36%	20.67%	(28.49)%	15.49%
Net Assets, End of Period (in thousands)	$33,875	$63,549	$61,880	$350,003	$365,505	$885,293
Average Net Assets for the Period (in thousands)	$54,047	$66,281	$347,623	$298,741	$759,342	$1,043,566
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.99%	1.02%	1.13%	1.04%	0.81%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.77%	0.74%	0.76%	0.87%	0.84%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.74%	0.76%	0.87%	0.84%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.27%	1.32%	0.85%	1.11%	1.76%	1.60%
Portfolio Turnover Rate	54%	66%	44%^	88%	103%	95%

Class L Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30,	Perkins Small Cap Value Fund
2010 and each fiscal year ended October 31	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$25.34	$21.21	$19.72	$18.24	$28.20	$30.54
Income from Investment Operations:
Net investment income	0.31	0.51	0.18	0.09	0.33	0.38
Net gain/(loss) on investments (both realized and unrealized)	(1.33)	4.34	1.31	3.45	(5.86)	2.61
Total from Investment Operations	(1.02)	4.85	1.49	3.54	(5.53)	2.99
Less Distributions and Other:
Dividends (from net investment income)*	(0.11)	(0.11)	–	(0.38)	(0.35)	(0.50)
Distributions (from capital gains)*	(2.76)	(0.61)	–	(1.62)	(4.08)	(4.83)
Return of capital	N/A	N/A	N/A	(0.06)	N/A	N/A
Total Distributions and Other	(2.87)	(0.72)	–	(2.06)	(4.43)	(5.33)
Net Asset Value, End of Period	$21.45	$25.34	$21.21	$19.72	$18.24	$28.20
Total Return**	(3.67)%	23.03%	7.56%	23.12%	(22.39)%	11.06%
Net Assets, End of Period (in thousands)	$280,294	$325,503	$657,562	$706,873	$563,464	$771,789
Average Net Assets for the Period (in thousands)	$287,560	$419,652	$706,615	$613,826	$664,935	$831,092
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.08%	1.08%	1.10%	1.02%	0.97%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.79%	0.84%	0.83%	0.85%	0.82%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.84%	0.83%	0.85%	0.81%	0.79%
Ratio of Net Investment Income to Average Net Assets***	1.45%	0.76%	0.70%	1.28%	1.65%	1.34%
Portfolio Turnover Rate	62%	64%	39%^	85%	112%	59%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

90 | JUNE 30, 2012

Financial Highlights  (continued)

Class N Shares

	Perkins Large Cap	Perkins Mid Cap
	Value Fund	Value Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)	2012(1)

Net Asset Value, Beginning of Period	$12.91	$20.44
Income from Investment Operations:
Net investment income/(loss)	–	(0.04)
Net gain on investments (both realized and unrealized)	0.52	0.55
Total from Investment Operations	0.52	0.51
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$13.43	$20.95
Total Return**	4.03%	2.50%
Net Assets, End of Period (in thousands)	$66,766	$21,405
Average Net Assets for the Period (in thousands)	$48,137	$8,142
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%	0.58%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.72%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%	(3.02)%
Portfolio Turnover Rate	52%	54%

Class N Shares

Perkins Small Cap
Value Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$20.63
Income from Investment Operations:
Net investment income/(loss)	(0.03)
Net gain on investments (both realized and unrealized)	0.54
Total from Investment Operations	0.51
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$21.14
Total Return**	2.47%
Net Assets, End of Period (in thousands)	$12,300
Average Net Assets for the Period (in thousands)	$8,788
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.63%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.65)%
Portfolio Turnover Rate	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Value Funds | 91

Class R Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Perkins Mid Cap Value Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.59	$19.00	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.10	0.12	–	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	(1.14)	4.56	0.36	2.60
Total from Investment Operations	(1.04)	4.68	0.36	2.57
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.09)	–	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.69)	(0.09)	–	–
Net Asset Value, End of Period	$20.86	$23.59	$19.00	$18.64
Total Return**	(4.15)%	24.64%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$161,056	$170,602	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$157,701	$146,674	$94,163	$64,070
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.34%	1.49%	1.52%	1.53%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.34%	1.49%	1.52%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.34%	1.49%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%	0.47%	(0.04)%	0.03%
Portfolio Turnover Rate	54%	66%	44%^	88%

Class R Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$24.71	$20.83	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.15	(0.04)	0.11	(0.12)
Net gain/(loss) on investments (both realized and unrealized)	(1.29)	4.61	1.26	3.11
Total from Investment Operations	(1.14)	4.57	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	–	(0.08)	–	–
Distributions (from capital gains)*	(2.76)	(0.61)	–	–
Total Distributions	(2.76)	(0.69)	–	–
Net Asset Value, End of Period	$20.81	$24.71	$20.83	$19.46
Total Return**	(4.32)%	22.10%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$31,997	$38,302	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$34,159	$32,917	$8,368	$3,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.53%	1.60%	1.57%	1.54%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.53%	1.60%	1.57%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.53%	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.73%	(0.10)%	(0.28)%	0.10%
Portfolio Turnover Rate	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

92 | JUNE 30, 2012

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Perkins Large Cap Value Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.15	$11.56	$11.13	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.14	0.14	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	2.84	0.42	1.10
Total from Investment Operations	0.04	2.98	0.45	1.14
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.07)	–	(0.01)
Distributions (from capital gains)*	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.78)	(0.39)	(0.02)	(0.01)
Net Asset Value, End of Period	$13.41	$14.15	$11.56	$11.13
Total Return**	0.67%	26.01%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$680	$685	$580	$557
Average Net Assets for the Period (in thousands)	$656	$685	$616	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.25%	1.34%	1.65%	2.32%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.19%	1.34%	1.53%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.34%	1.53%	1.47%
Ratio of Net Investment Income to Average Net Assets***	1.08%	0.97%	0.28%	0.98%
Portfolio Turnover Rate	52%	43%	32%^	33%^

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month	Perkins Mid Cap Value Fund
fiscal period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.64	$19.03	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.16	0.17	0.03	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	(1.15)	4.56	0.36	2.61
Total from Investment Operations	(0.99)	4.73	0.39	2.59
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.12)	(0.02)	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.75)	(0.12)	(0.02)	–
Net Asset Value, End of Period	$20.90	$23.64	$19.03	$18.66
Total Return**	(3.90)%	24.91%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$794,421	$834,778	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$795,213	$742,692	$559,518	$397,613
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.24%	1.27%	1.28%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.09%	1.24%	1.27%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.24%	1.27%	1.28%
Ratio of Net Investment Income to Average Net Assets***	0.92%	0.74%	0.22%	0.28%
Portfolio Turnover Rate	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 93

Class S Shares

Perkins Select Value Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.77
Total from Investment Operations	0.81
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.81
Total Return**	8.10%
Net Assets, End of Period (in thousands)	$11
Average Net Assets for the Period (in thousands)	$11
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.78%
Portfolio Turnover Rate	80%

Class S Shares

For a share outstanding during each fiscal year ended June 30, the eight-month fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$24.84	$20.88	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.20	–	0.11	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	(1.30)	4.65	1.30	3.10
Total from Investment Operations	(1.10)	4.65	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	(0.01)	(0.08)	–	–
Distributions (from capital gains)*	(2.76)	(0.61)	–	–
Total Distributions	(2.77)	(0.69)	–	–
Net Asset Value, End of Period	$20.97	$24.84	$20.88	$19.47
Total Return**	(4.11)%	22.40%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$93,910	$106,549	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$94,960	$83,981	$44,047	$24,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.28%	1.35%	1.32%	1.29%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.28%	1.35%	1.32%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.28%	1.35%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets***	0.97%	0.14%	0.07%	0.46%
Portfolio Turnover Rate	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

94 | JUNE 30, 2012

Financial Highlights  (continued)

Class S Shares

	Perkins Value
	Plus
	Income Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.29	0.27
Net gain on investments (both realized and unrealized)	0.09	1.14
Total from Investment Operations	0.38	1.41
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.22)
Distributions (from capital gains)*	(0.37)	(0.04)
Total Distributions	(0.67)	(0.26)
Net Asset Value, End of Period	$10.86	$11.15
Total Return**	3.74%	14.24%
Net Assets, End of Period (in thousands)	$3,950	$3,808
Average Net Assets for the Period (in thousands)	$3,784	$3,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.73%	2.12%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.21%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.20%
Ratio of Net Investment Income to Average Net Assets***	2.64%	2.75%
Portfolio Turnover Rate	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 95

Class T Shares

For a share outstanding during each fiscal year ended June 30, the eleven-month fiscal	Perkins Large Cap Value Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.13	$11.56	$11.13	$10.22
Income from Investment Operations:
Net investment income	0.16	0.17	0.04	–
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	2.85	0.44	0.91
Total from Investment Operations	0.06	3.02	0.48	0.91
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.13)	(0.03)	–
Distributions (from capital gains)*	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.82)	(0.45)	(0.05)	–
Net Asset Value, End of Period	$13.37	$14.13	$11.56	$11.13
Total Return**	0.84%	26.37%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$2,262	$2,211	$594	$1
Average Net Assets for the Period (in thousands)	$2,236	$1,402	$142	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.05%	1.29%	4.49%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.00%	1.05%	1.29%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.05%	1.29%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.27%	1.16%	0.53%	1.39%
Portfolio Turnover Rate	52%	43%	32%^	33%^

Class T Shares

For a share outstanding during each fiscal year
ended June 30, the eight-month fiscal period
ended June 30, 2010 and each fiscal year ended	Perkins Mid Cap Value Fund
October 31	2012	2011	2010(3)	2009	2008	2007

Net Asset Value, Beginning of Period	$23.70	$19.06	$18.67	$16.63	$26.56	$24.87
Income from Investment Operations:
Net investment income	0.23	0.24	0.06	0.11	0.29	0.32
Net gain/(loss) on investments (both realized and unrealized)	(1.17)	4.56	0.37	2.97	(7.09)	3.30
Total from Investment Operations	(0.94)	4.80	0.43	3.08	(6.80)	3.62
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.16)	(0.04)	(0.25)	(0.40)	(0.31)
Distributions (from capital gains)*	(1.63)	–	–	(0.79)	(2.73)	(1.62)
Total Distributions	(1.80)	(0.16)	(0.04)	(1.04)	(3.13)	(1.93)
Net Asset Value, End of Period	$20.96	$23.70	$19.06	$18.67	$16.63	$26.56
Total Return**	(3.66)%	25.24%	2.27%	20.27%	(28.59)%	15.38%
Net Assets, End of Period (in thousands)	$6,202,441	$7,796,637	$6,830,168	$7,321,160	$5,170,228	$5,892,209
Average Net Assets for the Period (in thousands)	$6,737,743	$7,597,129	$7,518,444	$5,907,999	$6,009,064	$5,710,028
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.99%	1.03%	1.11%	1.07%	0.86%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.83%	0.99%	1.03%	1.11%	1.07%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.99%	1.03%	1.11%	1.06%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.16%	1.02%	0.49%	0.84%	1.47%	1.49%
Portfolio Turnover Rate	54%	66%	44%^	88%	103%	95%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

96 | JUNE 30, 2012

Financial Highlights  (continued)

Class T Shares

Perkins Select Value Fund
For a share outstanding during the fiscal period ended June 30, 2012	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.78
Total from Investment Operations	0.82
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.82
Total Return**	8.20%
Net Assets, End of Period (in thousands)	$1,049
Average Net Assets for the Period (in thousands)	$649
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.44%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.32%
Portfolio Turnover Rate	80%

Class T Shares

For a share outstanding during each fiscal year ended
June 30, the eight-month fiscal period ended June 30,	Perkins Small Cap Value Fund
2010 and each fiscal year ended October 31	2012	2011	2010(2)	2009	2008	2007

Net Asset Value, Beginning of Period	$24.93	$20.92	$19.47	$17.98	$27.90	$30.29
Income from Investment Operations:
Net investment income	0.27	0.05	0.12	0.08	0.32	0.32
Net gain/(loss) on investments (both realized and unrealized)	(1.31)	4.66	1.33	3.39	(5.83)	2.57
Total from Investment Operations	(1.04)	4.71	1.45	3.47	(5.51)	2.89
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.09)	–	(0.31)	(0.33)	(0.45)
Distributions (from capital gains)*	(2.76)	(0.61)	–	(1.62)	(4.08)	(4.83)
Return of capital	N/A	N/A	N/A	(0.05)	N/A	N/A
Total Distributions and Other	(2.81)	(0.70)	–	(1.98)	(4.41)	(5.28)
Net Asset Value, End of Period	$21.08	$24.93	$20.92	$19.47	$17.98	$27.90
Total Return**	(3.86)%	22.65%	7.45%	22.87%	(22.57)%	10.77%
Net Assets, End of Period (in thousands)	$923,132	$1,257,481	$1,010,405	$659,087	$503,335	$813,857
Average Net Assets for the Period (in thousands)	$1,023,747	$1,219,414	$936,037	$441,820	$662,033	$974,404
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	1.10%	1.08%	1.11%	1.03%	1.01%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	1.04%	1.10%	1.08%	1.11%	1.03%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%	1.10%	1.08%	1.11%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.20%	0.42%	0.35%	1.06%	1.44%	1.13%
Portfolio Turnover Rate	62%	64%	39%^	85%	112%	59%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Value Funds | 97

Class T Shares

	Perkins Value
	Plus
	Income Fund
For a share outstanding during the fiscal year ended June 30, 2012 and the fiscal period ended June 30, 2011	2012	2011(1)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.32	0.29
Net gain on investments (both realized and unrealized)	0.09	1.14
Total from Investment Operations	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.33)	(0.24)
Distributions (from capital gains)*	(0.37)	(0.04)
Total Distributions	(0.70)	(0.28)
Net Asset Value, End of Period	$10.86	$11.15
Total Return**	3.97%	14.49%
Net Assets, End of Period (in thousands)	$4,919	$5,030
Average Net Assets for the Period (in thousands)	$4,702	$4,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.48%	1.86%
Ratio of Net Expenses (After Waivers but Prior to Any Expense Offsets) to Average Net Assets***	0.97%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.94%
Ratio of Net Investment Income to Average Net Assets***	2.87%	3.08%
Portfolio Turnover Rate	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

98 | JUNE 30, 2012

Notes to Schedules of Investments

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Value Income Index	Value Income Index is a hypothetical internally-calculated index which combines the total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

Janus Value Funds | 99

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2012 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Select Value Fund	$1,608,847	2.6%
Perkins Value Plus Income Fund	5,570,474	11.7%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended June 30, 2012.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Perkins Mid Cap Value Fund
Kaydon Corp.(1)	79,049	$2,260,273	427,700	$15,628,677	$16,895	$700,270	$ N/A
M.D.C. Holdings, Inc.(1)	–	–	900,000	25,603,899	(3,605,876)	1,950,202	N/A
Potlatch Corp.	–	–	–	–	–	2,028,489	65,486,582
QLogic Corp.*,(1)	400,000	1,150,500	1,400,000	30,207,517	(3,394,782)	–	N/A
RadioShack Corp.(1)	600,000	7,582,199	4,165,200	63,239,307	(42,402,591)	3,625,000	N/A
STERIS Corp.	1,075,599	33,456,970	–	–	–	510,000	94,110,000
Tech Data Corp.*,(1)	–	–	1,000,000	41,806,170	3,711,849	–	N/A
URS Corp.(1)	456,000	15,347,444	2,752,196	117,275,087	(8,759,440)	–	N/A
Washington Federal, Inc.	–	–	–	–	–	1,624,000	97,962,000
WMS Industries, Inc.*,(1)	1,400,000	27,264,692	2,265,881	71,452,409	(19,241,696)	–	N/A

		$87,062,078		$365,213,066	$(73,675,641)	$10,437,961	$257,558,582

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/12

Perkins Small Cap Value Fund
AngioDynamics, Inc.*,(1)	12,000	$143,520	472,890	$7,588,957	$(1,282,103)	$–	$ N/A
Callaway Golf Co.	537,791	2,952,963	398,791	3,234,785	(494,102)	162,500	23,870,490
Glacier Bancorp, Inc.(1)	370,000	4,831,909	2,483,605	36,379,260	(2,578,564)	1,569,589	N/A
Glatfelter(1)	634,864	8,234,473	915,864	11,457,537	2,893,715	504,000	N/A
Granite Construction, Inc.(1)	726,919	15,020,083	863,419	23,724,920	(1,156,267)	298,091	N/A
Harte-Hanks, Inc.(1)	222,000	2,018,054	1,000,000	12,164,294	(3,216,237)	262,389	N/A
Infinity Property & Casualty Corp.(1)	172,391	8,730,758	191,091	7,446,880	3,790,995	114,692	N/A
Kaydon Corp.(1)	599,937	14,778,275	836,437	29,624,571	(2,485,451)	752,896	N/A
MarineMax, Inc.*	507,387	3,172,601	309,316	2,809,756	183,611	–	16,404,750
Monolithic Power Systems, Inc.(1)	300,000	3,843,135	1,900,000	28,696,126	3,111,047	–	N/A
Navigators Group, Inc.*,(1)	6,000	292,140	625,000	29,090,200	570,868	–	N/A
Petroquest Energy, Inc.*	1,548,000	9,330,785	1,300,000	11,078,478	(1,347,974)	–	17,740,000
Sterling Construction Co., Inc.*	28,000	258,160	39,821	553,267	(61,462)	–	12,143,189

		$73,606,856		$203,849,031	$(2,071,924)	$3,664,157	$70,158,429

(1)	Company was no longer an affiliate as of June 30, 2012.

100 | JUNE 30, 2012

Notes to Schedules of Investments (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$2,818,000	$–
Food – Miscellaneous/Diversified	747,676	1,585,310	–
Medical – Drugs	9,160,900	2,627,300	–
Medical – Generic Drugs	–	1,025,440	–
Oil Companies – Integrated	2,983,005	1,078,880	–
Publishing – Books	–	922,590	–
All Other	99,929,106	–	–

Exchange- Traded Fund	931,140	–	–

Repurchase Agreement	–	16,147,000	–

Total Investments in Securities	$113,751,827	$26,204,520	$–

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$191,637,667	$–
Food – Miscellaneous/Diversified	–	121,428,000	–
Medical – Drugs	–	156,520,000	–
Medical – Generic Drugs	–	90,733,889	–
Publishing- Periodicals	–	112,296,766	–
All Other	10,566,219,221	–	–

Repurchase Agreements	–	1,507,720,000	–

Total Investments in Securities	$10,566,219,221	$2,180,336,322	$–

Investments in Securities:
Perkins Select Value Fund
Common Stock
Cellular Telecommunications	$–	$2,361,400	$–
Diversified Operations	–	1,016,688	–
Medical Drugs	2,313,380	1,118,000	–
Medical – Generic Drugs	–	631,040	–
Water	–	645,766	–
All Other	30,910,590	–	–

Corporate Bond	–	1,608,847	–

Preferred Stock	–	685,000	–

Repurchase Agreement	–	21,800,000	–

Total Investments in Securities	$33,223,970	$29,866,741	$–

Investments in Securities:
Perkins Small Cap Value Fund
Common Stock
Medical Labs and Testing Services	$52,979,520	$20,277,000	$–
All Other	2,245,637,110	–	–

Repurchase Agreements	–	447,664,000	–

Total Investments in Securities	$2,298,616,630	$467,941,000	$–

Janus Value Funds | 101

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Value Plus Income Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$603,043	$–

Common Stock
Cellular Telecommunications	–	1,095,490	–
Diversified Operations	612,490	203,338	–
Electric – Integrated	790,827	195,612	–
Food – Miscellaneous/Diversified	–	320,435	–
Food – Retail	103,455	437,407	–
Medical – Drugs	1,285,029	837,770	–
Medical – Generic Drugs	–	197,200	–
Oil Companies – Integrated	540,390	843,260	–
Publishing – Periodicals	–	421,718	–
Telecommunication Services	–	269,198	–
Water	–	150,679	–
All Other	18,762,687	–	–

Corporate Bonds	–	14,806,638	–

Mortgage-Backed Securities	–	3,398,969	–

Preferred Stock	–	59,482	–

U.S. Treasury Notes/Bonds	–	1,089,015	–

Money Market	–	429,892	–

Total Investments in Securities	$22,094,878	$25,359,146	$–

Investments in Purchased Options:
Perkins Mid Cap Value Fund	$–	$31,986,832	$–

Other Financial Instruments(b):
Perkins Mid Cap Value Fund	$–	$(9,330,647)	$–
Perkins Value Plus Income Fund	–	(9,655)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2012 is noted below.

Fund	Aggregate Value

Perkins Mid Cap Value Fund	$32,002,217
Perkins Value Plus Income Fund	5,529,518

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

102 | JUNE 30, 2012

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period from December 15, 2011 (inception date) through June 30, 2012 for Perkins Select Value Fund and for the fiscal year ended June 30, 2012 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares, which commenced May 31, 2012, are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid

Janus Value Funds | 103

price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Perkins Value Plus Income Fund are normally declared and distributed monthly, and realized capital gains (if any) are distributed

104 | JUNE 30, 2012

Notes to Financial Statements (continued)

annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year or period ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act was effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would

Janus Value Funds | 105

use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year or period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year. There were no Level 3 securities during the fiscal year or period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

106 | JUNE 30, 2012

Notes to Financial Statements (continued)

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the fiscal year or period ended June 30, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies

Janus Value Funds | 107

that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a

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Notes to Financial Statements (continued)

cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year or period ended June 30, 2012 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at June 30, 2011	–	$–
Options written	18,250	7,077,350
Options closed	(7,160)	(2,623,380)
Options expired	(3,790)	(1,395,270)
Options exercised	(7,300)	(3,058,700)

Options outstanding at June 30, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at June 30, 2011	131,480	$23,549,564
Options written	289,535	46,042,063
Options closed	(232,805)	(38,381,635)
Options expired	(17,540)	(3,885,677)
Options exercised	–	–

Options outstanding at June 30, 2012	170,670	$27,324,315

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2011	182	$2,434
Options written	1,986	37,639
Options closed	(117)	(2,092)
Options expired	(1,724)	(29,300)
Options exercised	(217)	(6,776)

Options outstanding at June 30, 2012	110	$1,905

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2011	223	$6,286
Options written	1,622	36,405
Options closed	–	–
Options expired	(1,602)	(38,824)
Options exercised	(243)	(3,867)

Options outstanding at June 30, 2012	–	$–

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

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The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of June 30, 2012.

Fair Value of Derivative Instruments as of June 30, 2012

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Mid Cap Value Fund
Equity Contracts	Unaffiliated investments at value	$31,986,832	Options written, at value	$9,330,647

Total		$31,986,832		$9,330,647

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Equity Contracts			Options written, at value	$4,059
Foreign Exchange Contracts	Forward currency contracts	$285	Forward currency contracts	5,881

Total		$285		$9,940

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year or period ended June 30, 2012.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended June 30, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(10,421,154)	$–	$(10,421,154)

Total	$–	$–	$(10,421,154)	$–	$(10,421,154)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$14,336,828	$–	$14,336,828

Total	$–	$–	$14,336,828	$–	$14,336,828

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$69,179	$–	$69,179

Foreign Exchange Contracts	–	–	–	28,116	28,116

Total	$–	$–	$69,179	$28,116	$97,295

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$(5,416)	$–	$(5,416)

Foreign Exchange Contracts	–	–	–	(5,596)	(5,596)

Total	$–	$–	$(5,416)	$(5,596)	$(11,012)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the fiscal year.

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Notes to Financial Statements (continued)

3.	Other investments and strategies

Additional Investment Risk
The Funds, particularly Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse affect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Perkins Value Plus Income Fund may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the

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terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In light of recent controversy over the method by which LIBOR is set, the British government is seeking reform of the LIBOR compilation process. The ultimate effect of such reform on a Fund’s operations is unknown.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal period ended June 30, 2012 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Perkins Value Plus Income Fund	$135,728	2.9400% - 5.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of their investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

112 | JUNE 30, 2012

Notes to Financial Statements (continued)

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered high-quality and low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Select Value Fund	N/A	0.70
Perkins Small Cap Value Fund	N/A	0.72
Perkins Value Plus Income Fund	All Asset Levels	0.60

For each Fund, except Perkins Value Plus Income Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Select Value Fund	Russell 3000® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund and will begin January 2013 for Perkins Select Value Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the

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Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s respective benchmark index. For periods beginning July 6, 2009, the investment performance of each Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal year ended June 30, 2012, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Large Cap Value Fund	$(32,666)
Perkins Mid Cap Value Fund	(12,741,457)
Perkins Small Cap Value Fund	741,708

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by each of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements) and 50% of the advisory fee payable by the equity portion of Perkins Value Plus Income Fund to Janus Capital (net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on each of Perkins Large Cap Value Fund’s, Perkins Mid Cap Value Fund’s, Perkins Select Value Fund’s, and Perkins Small Cap Value Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins.

114 | JUNE 30, 2012

Notes to Financial Statements (continued)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in

Janus Value Funds | 115

“Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse until at least November 1, 2012 (until at least November 1, 2013 for Perkins Select Value Fund) by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	1.00
Perkins Mid Cap Value Fund	0.86
Perkins Select Value Fund	1.00
Perkins Small Cap Value Fund	0.96
Perkins Value Plus Income Fund	0.76

For a period of three years subsequent to Perkins Value Plus Income Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires July 30, 2013 for Perkins Value Plus Income Fund. For the fiscal year ended June 30, 2012, total reimbursement by Janus Capital was $205,009 for the Fund. As of June 30, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $447,417.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustee. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year or period ended June 30, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $48,918 were paid to a Trustee under the Deferred Plan during the fiscal year or period ended June 30, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $801,869 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal year or period ended June 30, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year or period ended June 30, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$1,539
Perkins Mid Cap Value Fund	59,312
Perkins Small Cap Value Fund	1,901
Perkins Value Plus Income Fund	1,141

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year or period ended June 30, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Perkins Small Cap Value Fund	$4

116 | JUNE 30, 2012

Notes to Financial Statements (continued)

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year or period ended June 30, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Large Cap Value Fund	$301
Perkins Mid Cap Value Fund	25,164
Perkins Small Cap Value Fund	1,921
Perkins Value Plus Income Fund	137

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year or period ended June 30, 2012, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/12

Janus Cash Liquidity Fund LLC
Perkins Value Plus Income Fund	$24,225,211	$(24,640,658)	$1,223	$429,892

The seed capital investments by Janus Capital or an affiliate as of June 30, 2012 are indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/11	Purchases	Purchases	Redemptions	Redemption	at 6/30/12

Perkins Large Cap Value Fund - Class C Shares	$140,288	$–	–	$–	–	$140,288
Perkins Large Cap Value Fund - Class N Shares	–	10,000	5/31/12	–	–	10,000
Perkins Large Cap Value Fund - Class S Shares	460,826	–	–	–	–	460,826
Perkins Mid Cap Value Fund - Class N Shares	–	10,000	5/31/12	–	–	10,000
Perkins Select Value Fund - Class A Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class C Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class D Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class I Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class S Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class T Shares	–	10,000	12/15/11	–	–	10,000
Perkins Small Cap Value Fund - Class N Shares	–	10,000	5/31/12	–	–	10,000
Perkins Value Plus Income Fund - Class A Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class C Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class D Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class I Shares	3,333,334	–	–	–	–	3,333,334
Perkins Value Plus Income Fund - Class S Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class T Shares	3,333,334	–	–	–	–	3,333,334

Janus Value Funds | 117

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year Loss	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Perkins Large Cap Value Fund	$1,121,721	$2,476,577	$–	$(678,156)	$(1,231)	$9,373,894
Perkins Mid Cap Value Fund	84,817,949	429,295,583	–	(187,361,591)	17,781,758	747,107,668
Perkins Select Value Fund(1)	4,603,515	–	–	–	(911)	(139,588)
Perkins Small Cap Value Fund	35,780,137	107,816,573	(7,950,648)	(21,118,357)	(45,688)	28,871,599
Perkins Value Plus Income Fund	502,452	321,283	–	–	(3,340)	1,134,746

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during these years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2012

		Accumulated
Fund	June 30, 2016	Capital Losses

Perkins Small Cap Value Fund(1)	$(7,950,648)	$(7,950,648)

(1)	Capital loss carryovers subject to annual limitations.

During the fiscal year ended June 30, 2012, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Perkins Mid Cap Value Fund	$25,850,502
Perkins Small Cap Value Fund	1,987,662

118 | JUNE 30, 2012

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Large Cap Value Fund	$130,582,453	$13,844,621	$(4,470,727)
Perkins Mid Cap Value Fund	12,031,434,707	1,435,096,608	(687,988,940)
Perkins Select Value Fund(1)	63,230,299	1,749,845	(1,889,433)
Perkins Small Cap Value Fund	2,737,686,031	234,651,001	(205,779,402)
Perkins Value Plus Income Fund	46,319,278	2,617,141	(1,482,395)

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2012

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$3,790,921	$4,577,106	$–	$–
Perkins Mid Cap Value Fund	186,409,820	883,352,613	–	–
Perkins Small Cap Value Fund	116,402,065	236,744,026	–	–
Perkins Value Plus Income Fund	2,533,669	139,429	–	–

For the fiscal year or period ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$1,758,204	$1,331,444	$–	$–
Perkins Mid Cap Value Fund	100,389,907	–	–	–
Perkins Small Cap Value Fund	13,458,935	81,327,698
Perkins Value Plus Income Fund(1)	779,239	–	–	–

(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

Janus Value Funds | 119

6.	Capital Share Transactions

	Perkins Large Cap		Perkins Mid Cap		Perkins Select	Perkins Small Cap		Perkins Value Plus
For the fiscal years or periods ended June 30	Value Fund		Value Fund		Value Fund	Value Fund		Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012(1)	2012	2011	2012	2011(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	108	123	13,285	20,242	9	2,297	7,511	66	426
Reinvested dividends and distributions	10	1	3,931	296	–	686	184	30	10
Shares repurchased	(55)	(108)	(19,338)	(16,221)	(1)	(5,242)	(2,855)	(66)	–
Net Increase/(Decrease) in Fund Shares	63	16	(2,122)	4,317	8	(2,259)	4,840	30	436
Shares Outstanding, Beginning of Period	159	143	57,429	53,112	–	8,970	4,130	436	–
Shares Outstanding, End of Period	222	159	55,307	57,429	8	6,711	8,970	466	436
Transactions in Fund Shares – Class C Shares:
Shares sold	90	142	1,967	3,381	7	99	229	67	370
Reinvested dividends and distributions	6	3	555	2	–	112	24	24	7
Shares repurchased	(98)	(61)	(2,667)	(1,950)	–	(367)	(345)	(19)	(7)
Net Increase/(Decrease) in Fund Shares	(2)	84	(145)	1,433	7	(156)	(92)	72	370
Shares Outstanding, Beginning of Period	200	116	10,314	8,881	–	1,198	1,290	370	–
Shares Outstanding, End of Period	198	200	10,169	10,314	7	1,042	1,198	442	370
Transactions in Fund Shares – Class D Shares:
Shares sold	783	1,056	1,655	3,145	337	198	379	958	1,175
Reinvested dividends and distributions	80	11	3,358	315	–	440	101	87	18
Shares repurchased	(579)	(218)	(5,456)	(5,730)	(60)	(656)	(757)	(374)	(61)
Net Increase/(Decrease) in Fund Shares	284	849	(443)	(2,270)	277	(18)	(277)	671	1,132
Shares Outstanding, Beginning of Period	1,060	211	39,504	41,774	–	3,462	3,739	1,132	–
Shares Outstanding, End of Period	1,344	1,060	39,061	39,504	277	3,444	3,462	1,803	1,132
Transactions in Fund Shares – Class I Shares:
Shares sold	1,428	2,407	52,978	57,218	5,656	18,637	40,230	189	721
Reinvested dividends and distributions	538	203	11,353	928	–	5,615	946	50	16
Shares repurchased	(6,328)	(661)	(44,213)	(31,925)	(221)	(20,356)	(13,886)	(95)	(32)
Net Increase/(Decrease) in Fund Shares	(4,362)	1,949	20,118	26,221	5,435	3,896	27,290	144	705
Shares Outstanding, Beginning of Period	7,927	5,978	142,779	116,558	–	52,670	25,380	705	–
Shares Outstanding, End of Period	3,565	7,927	162,897	142,779	5,435	56,566	52,670	849	705
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	235	482	N/A	848	1,999	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	206	23	N/A	1,591	544	N/A	N/A
Shares repurchased	N/A	N/A	(1,496)	(1,072)	N/A	(2,221)	(20,694)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(1,055)	(567)	N/A	218	(18,151)	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	2,659	3,226	N/A	12,847	30,998	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	1,604	2,659	N/A	13,065	12,847	N/A	N/A
Transactions in Fund Shares – Class N Shares(3):
Shares sold	5,003	N/A	1,025	N/A	N/A	586	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	N/A	–	N/A	N/A	N/A
Shares repurchased	(31)	N/A	(3)	N/A	N/A	(4)	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	4,972	N/A	1,022	N/A	N/A	582	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	N/A	–	N/A	N/A	N/A
Shares Outstanding, End of Period	4,972	N/A	1,022	N/A	N/A	582	N/A	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	2,625	3,742	N/A	425	1,431	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	522	22	N/A	171	26	N/A	N/A
Shares repurchased	N/A	N/A	(2,657)	(2,004)	N/A	(608)	(937)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	490	1,760	N/A	(12)	520	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	7,232	5,472	N/A	1,550	1,030	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	7,722	7,232	N/A	1,538	1,550	N/A	N/A

120 | JUNE 30, 2012

Notes to Financial Statements (continued)

	Perkins Large Cap		Perkins Mid Cap		Perkins Select	Perkins Small Cap		Perkins Value Plus
For the fiscal years or periods ended June 30	Value Fund		Value Fund		Value Fund	Value Fund		Income Fund
(all numbers in thousands)	2012	2011	2012	2011	2012(1)	2012	2011	2012	2011(2)

Transactions in Fund Shares – Class S Shares:
Shares sold	–	1	12,570	16,525	1	1,117	2,690	–	334
Reinvested dividends and distributions	4	1	3,106	188	–	539	100	22	8
Shares repurchased	(1)	(4)	(12,971)	(11,351)	–	(1,467)	(965)	–	–
Net Increase/(Decrease) in Fund Shares	3	(2)	2,705	5,362	1	189	1,825	22	342
Shares Outstanding, Beginning of Period	48	50	35,306	29,944	–	4,289	2,464	342	–
Shares Outstanding, End of Period	51	48	38,011	35,306	1	4,478	4,289	364	342
Transactions in Fund Shares – Class T Shares:
Shares sold	66	126	45,005	74,154	98	4,927	17,272	76	450
Reinvested dividends and distributions	11	3	26,055	2,351	–	5,817	1,505	28	10
Shares repurchased	(65)	(23)	(104,088)	(105,939)	(1)	(17,387)	(16,645)	(102)	(9)
Net Increase/(Decrease) in Fund Shares	12	106	(33,028)	(29,434)	97	(6,643)	2,132	2	451
Shares Outstanding, Beginning of Period	157	51	328,987	358,421	–	50,441	48,309	451	–
Shares Outstanding, End of Period	169	157	295,959	328,987	97	43,798	50,441	453	451

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from July 30, 2010 (inception date) through June 30, 2011.
(3)	Transactions in Fund Shares for Class N Shares are for the period from May 31, 2012 (inception date) to June 30, 2012.

Janus Value Funds | 121

7.	Purchases and Sales of Investment Securities

For the fiscal year or period ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$62,583,368	$63,489,468	$–	$–
Perkins Mid Cap Value Fund	6,548,511,203	8,288,760,386	–	–
Perkins Select Value Fund(1)	70,431,459	33,174,923	–	–
Perkins Small Cap Value Fund	1,561,022,860	1,968,438,677	–	–
Perkins Value Plus Income Fund	38,521,335	27,463,514	12,724,674	14,071,909

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

122 | JUNE 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund (five of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2012 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 16, 2012

Janus Value Funds | 123

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

124 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011 for all Funds except Perkins Select Value Fund, which is estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2b. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but

Janus Value Funds | 125

not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the

126 | JUNE 30, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Value Funds | 127

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year or period ended June 30, 2012:

Capital Gain Distributions

Fund

Perkins Large Cap Value Fund	$4,577,106
Perkins Mid Cap Value Fund	883,352,613
Perkins Small Cap Value Fund	236,744,026
Perkins Value Plus Income Fund	139,429

Dividends Received Deduction Percentage

Fund

Perkins Large Cap Value Fund	100%
Perkins Mid Cap Value Fund	100%
Perkins Select Value Fund(1)	9%
Perkins Small Cap Value Fund	100%
Perkins Value Plus Income Fund	100%

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

Qualified Dividend Income

Fund

Perkins Large Cap Value Fund	100%
Perkins Mid Cap Value Fund	100%
Perkins Select Value Fund(1)	11%
Perkins Small Cap Value Fund	100%
Perkins Value Plus Income Fund	100%

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

128 | JUNE 30, 2012

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Value Funds | 129

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	56	Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (since 2005). Formerly, Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	56	Formerly, Independent Trustee of PayPal Funds (a money market fund) (2008 - 2011) and Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	56	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

130 | JUNE 30, 2012

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	56	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56	Director of Chicago Convention & Tourism Bureau, Chicago Council on Global Affairs, Children’s Memorial Hospital
(Chicago, IL), The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Rehabilitation Institute of Chicago, and Wal-Mart.

Janus Value Funds | 131

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and President of The Janus Foundation (2002-2007).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

132 | JUNE 30, 2012

Notes

Janus Value Funds | 133

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0712-008	125-02-93007 08-12

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee(or its delegate) approves the services before the audit is completed.

	Services that the Fund's Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
June 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2012	$878,374	$0	$235,048	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2011	$636,698	$0	$206,959	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the

Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
June 30	Service Providers	Service Providers	Providers
2012	$75,844	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2011	$17,640	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, non- recurring audit, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
June 30	(A)	(B)	(C)	and (C)1
2012	$0	$0	$0	$0
2011	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.
Item 8 —	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.
Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.
Item 10 —	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	August 29, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date: August 29, 2012

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2012